UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2017

Financial Square FundsSM
Federal Instruments
Government
Money Market
Prime Obligations
Tax-Exempt Money Market
Treasury Instruments
Treasury Obligations
Treasury Solutions

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TAX-EXEMPT MONEY MARKET FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, noteworthy events influencing the front, or short-term, end of the taxable and tax-exempt money market yield curves included Federal Reserve (“Fed”) interest rate hikes and discussion of balance sheet normalization, the possibility of the European Central Bank’s (“ECB”) tapering of its asset purchases, and geopolitical events. (Yield curve is a spectrum of maturities. Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

When the Reporting Period began in September 2016, credit spreads (the difference in yields between government and taxable bonds of comparable maturity) widened in advance of money market fund reform, with final implementation taking effect in October 2016. Meanwhile, the agency floater curve steepened, as LIBOR widened and interest in shorter floaters amongst market participants increased. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.) The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index spiked to its highest level since the 2008 financial crisis. However, unlike in 2008, funding costs for banks did not increase due to market stress. Instead, spreads widened because of declining demand, as prime money market funds had been a key source of short-term bank funding. (Prime money market funds primarily invest in corporate debt securities.) Most of the flows went into government money market funds that invest in agencies — and may offer higher yields benchmarked to LIBOR — which benefited government yields and reduced pressure on U.S. Treasury yields. During September and October 2016, prime money market funds lost approximately $440 billion in assets, while government money market funds gained $410 billion in assets.[1]

After money market fund reform was implemented on October 14, 2016, credit spreads gradually tightened to reach widths at the end of February 2017 that had been previously seen at the beginning of 2016. (On July 23, 2014 and September 16, 2015, the Securities and Exchange Commission (“SEC”) had approved changes to the rules governing U.S. money market funds, the most significant of which were scheduled to become effective in October 2016.)

Money market fund reform also impacted tax-exempt money market funds, with investment outflows reducing demand for one-day to seven-day maturities. In tandem with the outflows, the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, representing seven-day tax-exempt variable rate demand obligations, rose.

In November 2016, the unexpected results of the U.S. presidential elections were widely viewed as a potential regime change in monetary and fiscal policy. The U.S. Treasury yield curve steepened as the markets began pricing in higher inflation due to greater anticipated government fiscal spending.

In December 2016, in a move widely expected by the markets, the Fed raised the targeted federal funds rate by 25 basis points, the second interest rate hike since the 2008 global financial crisis. (A basis point is 1/100th of a percentage point.) Fed policymakers also raised their interest rate projections on the back of continued improvement in the U.S. labor market, rising wages and the potential of fiscal policy initiatives by the incoming Administration. After the Fed’s December 2016 policy meeting, market expectations increased for additional Fed rate hikes in 2017, and money market yields generally moved higher.

In March 2017, Fed policymakers raised the targeted federal funds rate another 25 basis points and also reiterated their interest rate projections, saying they intended to hike interest

[1]	Source: iMoneyNet.

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PORTFOLIO RESULTS

rates a total of three times during the calendar year. U.S. economic growth, which had surprised to the downside in early 2017, strengthened during the second calendar quarter, with the Gross Domestic Product (“GDP”) coming in at an annualized rate of 3.0%. In June 2017, the unemployment rate declined to 4.3%, below what the Fed considers the normal level of unemployment. Core personal consumption expenditures remained below the Fed’s 2% target at just 1.7% year-over-year in June 2017, marking the fourth consecutive month of weak inflation data. Nevertheless, in June 2017, Fed policymakers raised the federal funds rate yet another 25 basis points to a target range of between 1.00% and 1.25%, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. Also in June 2017, the Fed released a detailed addendum to its policy statement with specifics about its plan to taper reinvestment of its balance sheet. The plan is set to begin sometime in 2017 with a rundown of no greater than $10 billion a month, divided between mortgage-backed securities and U.S. Treasuries, with the total anticipated to rise steadily over the course of one year.

In August 2017, at the Fed’s Jackson Hole Economic Policy Symposium, Fed Chair Janet Yellen said, “in light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months.”

Also toward the end of the Reporting Period, expectations for a tapering announcement from the ECB shifted from possible to more than probable. ECB President Mario Draghi provided a rather optimistic outlook for inflation, stating “deflationary forces have been replaced by reflationary ones.” Mr. Draghi also made a cautious reference to a tapering of quantitative easing, saying an adjustment in the ECB’s “policy instruments” alongside the ongoing economic recovery would imply a constant rather than a tighter policy stance. The financial markets reacted to these comments in a hawkish manner, with the euro appreciating and German government bond yields rising. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The taxable and tax-exempt Funds’ yields rose during the Reporting Period, driven by the increase in money market yields, which occurred primarily because of the economic and market factors discussed above. The taxable and tax-exempt money market yield curves flattened, meaning differentials between yields on shorter-term maturities rose more than those on longer-term maturities.

Q	How did you manage the taxable Funds during the Reporting Period?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper, time deposits, certificates of deposit, variable rate demand notes (“VRDNs”), municipal securities and floating rate securities during the Reporting Period.

In our taxable commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we maintained an especially short weighted average maturity of less than 10 days, along with high levels of liquidity, as the implementation of money market fund reform approached and amid uncertainty about investment flows from prime money market funds to government money market funds. Following the implementation of money market fund reform, investment flows into prime money market funds stabilized, and we gradually extended the weighted average maturity of our taxable commercial paper strategies. Toward the end of January 2017, as credit spreads normalized and we sought to add yield, we meaningfully extended the weighted average maturity of our taxable commercial paper strategies to a range of between 30 days and 40 days.

Because we were skeptical about chances of a Fed interest rate hike in September 2016, we extended the weighted average maturity of our taxable government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund) and our taxable government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund). We focused our purchases on LIBOR floaters. As already mentioned, LIBOR widened heading into U.S. money market fund reform, and interest in shorter floaters among market participants increased. During the period when the floater curve was steep, we focused on

2

PORTFOLIO RESULTS

longer, i.e. 12- to 18-month final, three-month LIBOR floaters. As that curve began to flatten in the late summer of 2016, we adjusted and expressed this view via shorter, i.e. six-month final, three-month LIBOR floaters. In November 2016, we extended the weighted average maturity of our taxable government repo strategies and our taxable government non-repo strategies to take advantage of an increase in yields. We also added positions that we thought would perform well even if the Fed raised interest rates more aggressively than the market expected. Toward the end of February 2017, we reduced the weighted average maturity of our taxable government repo and non-repo strategies in anticipation of the March 2017 federal debt ceiling deadline. (Congress and the White House had agreed to suspend the federal debt limit until March 15, 2017. After that date, the government could not continue to borrow money to pay its obligations.) From March through June 2017, because of continued comments from the Fed about a potential June interest rate increase, we shortened the weighted average maturities of all our taxable strategies to a range of between 25 days and 37 days.

During the first calendar quarter, we focused our purchases on floating rate securities and U.S. government agency securities, which would help us manage duration in the event of a more aggressive than expected Fed rate hike scenario. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) In the second calendar quarter, we focused our purchases on floating rate securities, U.S. government agency securities and U.S. Treasuries when and where we found attractive opportunities. As the U.S. Treasury money market yield curve steepened ahead of the anticipated Fed rate hike, we also identified compelling opportunities at the longer end of the money market U.S. Treasury coupon curve. After the Fed raised interest rates at its June 2017 policy meeting, we allowed the weighted average maturities of our taxable government repo and non-repo strategies to extend to a range of between 40 days and 60 days. At the same time, we maintained shorter weighted average maturities in our taxable commercial paper strategies.

During July 2017, we kept the weighted average maturities of our taxable government non-repo strategies in range of between 46 days and 52 days. We positioned the weighted average maturities of our taxable government repo strategies and our taxable commercial paper strategies in a range of between 25 days and 40 days. Yields did not, in our view, offer enough compensation to extend maturities. We focused our purchases on U.S. government agency debt, which offered what we considered attractive opportunities.

In August 2017, as market expectations of a U.S. debt ceiling deal stayed strong, we maintained weighted average maturities in a range of between 25 days and 36 days in our taxable commercial paper strategies and our taxable government repo strategies. We maintained weighted average maturities in our taxable government non-repo strategies in a range of between 46 days and 54 days. In making purchases for our taxable commercial paper strategies, we focused on non-U.S. sovereign government bonds, maturing primarily in September 2017. In our taxable government repo and non-repo strategies, we selectively added exposure to U.S. Treasury notes maturing in October 2017.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, the tax-exempt Fund (i.e., the Goldman Sachs Financial Square Tax-Exempt Money Market Fund) had investments in VDRNs, tax-exempt commercial paper, short-term municipal securities and municipal put bonds.

We maintained a particularly low weighted average maturity and a high level of liquidity in the tax-exempt Fund in response to money market fund reform, which reduced demand for short-term money market securities. Tax-exempt money market mutual funds lost approximately $151 billion in assets during August 2016, falling to less than $128 billion in the second week of October 2016, coinciding with final implementation of money market fund reform. The decline in assets during 2016 pushed the front end of the tax-exempt money market yield curve out of alignment with that of the taxable money market yield curve. Historically, taxable money market mutual funds would begin buying VRDNs if the SIFMA Municipal Swap Index rose above the yields available in the taxable money markets. However, the taxable money market was also experiencing asset losses at that time and therefore, taxable money market investors did not buy a significant number of VRDNs. Furthermore, three-month and one-month LIBOR were at 0.88% and 0.53%, respectively, on October 12, 2016. The ratio of the SIFMA Municipal Swap Index to LIBOR, which had averaged less than 71% since 1997, reached 155% in October 2016. As a result, a

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PORTFOLIO RESULTS

large number of non-traditional buyers, including separately managed accounts and short duration municipal bond mutual funds, entered the tax-exempt money market, helping to push it back into equilibrium with the taxable money market by early 2017. The tax-exempt money market then stabilized, with non-traditional buyers dominating the front end of the market through the end of the Reporting Period.

Broadly speaking, tax-exempt money market mutual fund assets generally fluctuated between $132 billion and $128 billion between October 2016 and August 2017. At the end of the Reporting Period, tax-exempt money market mutual fund assets were approximately $129 billion.

Between October 2016 and February 2017, we extended the weighted average maturity of the tax-exempt Fund to a range of between five days and 34 days. Ahead of the Fed’s June 2017 policy meeting, we shortened the tax-exempt Fund’s weighted average maturity to a range of between 14 days and 20 days. We maintained the tax-exempt Fund’s weighted average maturity, without significantly extending or shortening, through the end of the Reporting Period. During the Reporting Period overall, the weighted average maturity of the tax-exempt Fund ranged between 20 days and 34 days.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the taxable and tax-exempt Funds below 120 days. In each of the taxable Funds, we maintained a weighted average life in a range of between approximately 40 days and 115 days. In the tax-exempt Fund, we maintained a weighted average life in a range of between approximately 20 days and 40 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected ongoing improvements in the U.S. economy, particularly in the labor market, to warrant another Fed rate hike in 2017, providing financial conditions do not tighten materially and core inflation improves. More specifically, we expect an interest rate hike in December 2017 and for balance sheet normalization to begin during the fourth quarter of 2017. (In mid-September 2017, after the Reporting Period ended, the Fed announced it would initiate balance sheet normalization in October 2017.)

Looking ahead, we expect the Fed to take the lead among developed markets in terms of interest rate hikes and balance sheet normalization, while we anticipate central banks in Europe and Japan to scale back quantitative easing due to scarcity of assets while maintaining low interest rates amid subdued inflation outlooks. We believe the ECB is likely to start to reduce its asset purchases in January 2018 and that it may keep its rates on hold through 2017 and 2018. In our view, there is an increased likelihood of a tapering announcement by the ECB in September 2017, which could lead to a rise in LIBOR that might, in turn, result in higher yields for many European sovereign government bonds. In the U.K., we expect the Bank of England to remain on hold, providing inflation expectations do not rise materially. We see little scope for a near-term rate hike in Canada given recent weakness in inflation data.

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PORTFOLIO RESULTS

Overall, the taxable and tax-exempt Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intend to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

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PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

∎	Federal Instruments Fund

∎	Government Fund

∎	Treasury Instruments Fund

∎	Treasury Obligations Fund

∎	Treasury Solutions Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

INSTITUTIONAL MONEY MARKET FUNDS

∎	Money Market Fund

∎	Prime Obligations Fund

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RETAIL MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

6

FUND BASICS

Financial Square Funds

as of August 31, 2017

PERFORMANCE REVIEW[1]
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[2] Institutional Shares	IMoneyNet Institutional Average[3]
Federal Instruments	0.52%	0.38%[4]
Government	0.55	0.38	[4]
Money Market	0.87	0.67	[5]
Prime Obligations	0.87	0.67	[5]
Tax-Exempt Money Market	0.54	0.50	[6]
Treasury Instruments	0.48	0.34	[7]
Treasury Obligations	0.50	0.35	[8]
Treasury Solutions	0.49	0.38	[8]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Prime Obligations, Treasury Obligations, Money Market, Treasury Instruments and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Tax-Exempt Money Market Fund offers seven separate share classes (Institutional, Select, Preferred, Capital, Administration, Service and Resource), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), and the Government Fund offers twelve separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional and Class R6 Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1) and administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[3]	Source: iMoneyNet, Inc. August 2017

[4]	Government & Agencies Institutional – Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[5]	First Tier Institutional – Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[6]	Tax-Free National – Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds—6 months & less, put bonds—over 6 months, AMT paper, and other tax-free holdings.

[7]	Treasury Institutional – Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[8]	Treasury & Repo Institutional – Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

7

FUND BASICS

STANDARDIZED TOTAL RETURNS1,[9]
For the period ended 6/30/17	SEC 7-Day Current Yield[10]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal Instruments	0.82%	0.42%	N/A	N/A	0.32%	10/30/15
Government	0.86	0.45	0.13%	0.60%	2.66	4/6/93
Money Market	1.15	0.72	0.26	0.73	2.73	5/18/94
Prime Obligations	1.17	0.74	0.22	0.69	3.07	3/8/90
Tax-Exempt Money Market	0.66	0.47	N/A	N/A	0.41	3/31/16
Treasury Instruments	0.81	0.38	0.10	0.41	2.01	3/3/97
Treasury Obligations	0.84	0.39	0.10	0.46	2.87	4/25/90
Treasury Solutions	0.84	0.38	0.10	0.57	2.21	2/28/97

[9]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) of Institutional Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. The SEC 7-Day Current Yield is not a Standardized Total Return.

Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields and returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yields and returns will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end yields and returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[10]	The SEC 7-Day Current Yield figures are as of June 30, 2017 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

8

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1] AS OF 8/31/17
Funds	7-Day Dist. Yield[12]	SEC 7-Day Effective Yield[13]	30-Day Average Yield[14]	Weighted Avg. Maturity (days)[15]	Weighted Avg. Life (days)[16]
Federal Instruments	0.84%	0.85%	0.84%	58	86
Government	0.90	0.92	0.90	24	57
Money Market	1.19	1.19	1.19	31	76
Prime Obligations	1.19	1.19	1.19	34	82
Tax-Exempt Money Market	0.64	0.64	0.61	17	28
Treasury Instruments	0.84	0.85	0.84	51	115
Treasury Obligations	0.87	0.88	0.87	19	83
Treasury Solutions	0.84	0.84	0.84	26	58

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[12]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield can include capital gain/loss distribution, if any. This is not an SEC Yield.

[13]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and do not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

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SECTOR ALLOCATIONS

TAXABLE FUNDS[17]
as of August 31, 2017
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit	—	—	1.9%	2.0%	—	—	—
Certificates of Deposit - Eurodollar	—	—	2.3	—	—	—	—
Certificates of Deposit - Yankeedollar	—	—	9.8	10.5	—	—	—
Commercial Paper & Corporate Obligations	—	—	24.7	22.9	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	2.5	1.7	—	—	—
Repurchase Agreements	—	57.9%	3.5	1.7	—	63.0%	64.1%
Time Deposits	—	—	14.6	16.4	—	—	—
U.S. Government Agency Obligations	34.6%	26.2	—	0.6	—	—	—
U.S. Treasury Obligations	62.9	16.1	—	—	101.1%	37.1	36.7
Variable Rate Municipal Debt Obligations	—	—	8.1	9.6	—	—	—
Variable Rate Obligations	—	—	32.6	34.6	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

10

SECTOR ALLOCATIONS

TAXABLE FUNDS[17]
as of August 31, 2016
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit - Yankeedollar	—	—	7.4%	7.5%	—	—	—
Commercial Paper & Corporate Obligations	—	—	0.5	1.0	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	0.9	1.0	—	—	—
Repurchase Agreements	—	56.6%	26.4	22.3	—	64.6%	51.3%
Time Deposits	—	—	40.3	35.2	—	—	—
U.S. Government Agency Obligations	68.4%	42.9	0.7	4.2	—	—	—
U.S. Treasury Obligations	31.5	2.8	—	—	101.2%	32.3	49.2
Variable Rate Municipal Debt Obligations	—	—	23.9	28.9	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

11

SECTOR ALLOCATIONS

TAX-EXEMPT MONEY MARKET FUND[18]
as of August 31, 2017
Security Type	Percentage of Net Assets
Bond Anticipation Notes	1.9%
Commercial Paper	23.1
Tax and Revenue Anticipation Notes	1.3
Variable Rate Obligations	73.4
as of August 31, 2016
Security Type	Percentage of Net Assets
Commercial Paper	6.9%
Variable Rate Obligations	91.0

[18]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

12

Index Definitions

The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index is a seven-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The Index is calculated and published by Bloomberg. The Index is overseen by SIFMA’s municipal swap index committee.

13

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 34.6%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.04%)
$700,000	1.267	%(a)	09/15/17	$699,999
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.09%)
700,000	1.113	(a)	02/19/19	699,918
Federal Farm Credit Bank (Prime Rate – 3.08%)(a)
250,000	1.170		06/27/19	249,977
1,600,000	1.170		07/17/19	1,599,699
Federal Farm Credit Bank (Prime Rate – 3.12%)
1,000,000	1.130	(a)	01/24/19	999,846
Federal Home Loan Bank (1 Mo. LIBOR – 0.09%)
1,050,000	1.139	(a)	01/14/19	1,050,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.11%)
1,600,000	1.119	(a)	09/12/17	1,600,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.14%)
1,300,000	1.088	(a)	05/18/18	1,300,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.15%)
1,900,000	1.083	(a)	05/18/18	1,900,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.16%)(a)
20,000,000	1.071		12/05/17	20,000,007
7,100,000	1.068		01/16/18	7,100,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.17%)(a)
5,200,000	1.057		11/15/17	5,199,993
5,600,000	1.058		11/16/17	5,600,000
8,000,000	1.058		11/17/17	8,000,000
6,100,000	1.066		01/19/18	6,100,000
7,600,000	1.070		01/22/18	7,600,000
3,800,000	1.071		01/23/18	3,800,000
2,000,000	1.069		01/25/18	2,000,000
6,000,000	1.069		01/26/18	6,000,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.01%)(a)
4,800,000	1.241		06/19/18	4,800,000
3,270,000	1.244		06/28/18	3,270,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.02%)
1,500,000	1.182	(a)	09/01/17	1,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)(a)
2,100,000	1.039		03/01/18	2,100,537
7,000,000	1.042		06/01/18	7,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.17%)(a)
2,410,000	1.076		03/15/18	2,410,000
2,410,000	1.080		03/16/18	2,409,935
Federal Home Loan Bank (3 Mo. LIBOR – 0.21%)
2,500,000	1.057	(a)	12/19/17	2,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.22%)(a)
2,300,000	1.078		12/27/17	2,300,000
700,000	1.084		07/09/18	699,969
1,100,000	1.084		07/12/18	1,099,952
Federal Home Loan Bank Discount Notes
8,000,000	1.030		09/06/17	7,998,879
2,450,000	0.959		09/18/17	2,448,912
25,000,000	1.040		10/18/17	24,966,708
7,000,000	1.058		11/15/17	6,984,906
50,000,000	1.072		11/15/17	49,890,625
7,900,000	1.112		12/06/17	7,877,080
9,200,000	1.160		01/19/18	9,159,428

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$220,916,370

U.S. Treasury Obligations – 62.9%
United States Cash Management Bills(b)
$600,000	1.067%		01/02/18	$597,858
500,000	1.072		01/02/18	498,206
United States Treasury Bills
4,300,000	1.000		09/07/17	4,299,298
99,100,000	0.968		09/14/17	99,066,003
3,000,000	0.993		11/02/17	2,994,975
600,000	0.996		11/02/17	598,993
400,000	1.001		11/02/17	399,325
625,000	1.006		11/02/17	623,940
600,000	1.011		11/02/17	598,977
400,000	1.016		11/02/17	399,315
100,000	1.022		11/02/17	99,828
3,900,000	1.082		11/02/17	3,892,880
4,200,000	1.087		11/02/17	4,192,297
1,000,000	1.090		11/02/17	998,162
11,000,000	1.092		11/02/17	10,979,729
6,400,000	1.037		11/09/17	6,387,549
14,250,000	1.061		11/09/17	14,221,595
1,600,000	1.042		11/16/17	1,596,555
1,300,000	1.056		11/16/17	1,297,160
1,400,000	1.057		11/16/17	1,396,941
100,000	1.063		11/16/17	99,780
200,000	1.072		11/16/17	199,557
200,000	1.078		11/16/17	199,555
700,000	1.087		11/16/17	698,426
300,000	1.093		11/16/17	299,322
400,000	1.095		11/16/17	399,094
100,000	1.098		11/16/17	99,773
75,000,000	1.020		11/24/17	74,825,000
2,500,000	1.031		11/24/17	2,494,108
400,000	1.052		11/24/17	399,039
2,400,000	1.057		11/24/17	2,394,204
500,000	1.062		11/24/17	498,787
500,000	1.067		11/24/17	498,781
2,000,000	1.068		11/24/17	1,995,123
6,700,000	1.071		11/24/17	6,683,624
4,900,000	1.073		11/24/17	4,887,995
60,000,000	1.008		11/30/17	59,851,875
1,300,000	1.031		11/30/17	1,296,717
30,700,000	1.083		11/30/17	30,618,645
8,900,000	1.094		12/07/17	8,874,341
100,000	1.114		12/07/17	99,706
10,800,000	1.125		12/14/17	10,765,680
400,000	1.130		12/14/17	398,723
300,000	1.062		01/04/18	298,917
3,300,000	1.130		01/18/18	3,285,920
200,000	1.145		02/01/18	199,048
1,300,000	1.150		02/01/18	1,293,784
14,500,000	1.119		02/08/18	14,429,433
200,000	1.130		02/08/18	199,018
2,000,000	1.140		02/08/18	1,990,089
200,000	1.114		02/22/18	198,946
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
200,000	1.191	(a)	10/31/17	200,043

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.27%)
$6,400,000	1.295	%(a)	01/31/18	$6,407,825
United States Treasury Notes
400,000	0.750		10/31/17	399,769
5,200,000	4.250		11/15/17	5,234,241
900,000	2.250		11/30/17	902,623
3,300,000	2.625		01/31/18	3,319,828

TOTAL U.S. TREASURY OBLIGATIONS				$402,076,925

TOTAL INVESTMENTS – 97.5%				$622,993,295

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%				15,705,625

NET ASSETS – 100.0%				$638,698,920

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.
(b) All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
MMY	— Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate U.S.
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 26.2%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.04%)
$64,000,000	1.267	%(a)	09/15/17	$63,999,876
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.09%)
98,500,000	1.113	(a)	02/19/19	98,488,414
Federal Farm Credit Bank (Prime Rate – 3.08%)(a)
36,500,000	1.170		06/27/19	36,496,620
216,800,000	1.170		07/17/19	216,759,291
Federal Farm Credit Bank (Prime Rate – 3.12%)
123,000,000	1.130	(a)	01/24/19	122,981,021
Federal Home Loan Bank (1 Mo. LIBOR – 0.02%)
247,000,000	1.219	(a)	12/26/17	247,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)
497,200,000	1.179	(a)	07/13/18	497,200,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.09%)
147,750,000	1.139	(a)	01/14/19	147,750,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.11%)
247,050,000	1.119	(a)	09/12/17	247,050,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.14%)
168,800,000	1.088	(a)	05/18/18	168,800,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.15%)
241,300,000	1.083	(a)	05/18/18	241,300,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.16%)(a)
475,000,000	1.076		11/30/17	475,000,000
480,000,000	1.071		12/05/17	480,000,160
967,000,000	1.068		01/16/18	967,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.17%)(a)
490,000,000	1.066		11/06/17	490,000,000
250,000,000	1.066		11/07/17	250,000,000
704,000,000	1.057		11/15/17	703,999,112
693,500,000	1.062		11/15/17	693,500,000
724,100,000	1.058		11/16/17	724,100,000
984,000,000	1.058		11/17/17	984,000,000
772,200,000	1.066		01/19/18	772,200,000
965,500,000	1.070		01/22/18	965,500,000
482,700,000	1.071		01/23/18	482,700,000
246,000,000	1.069		01/25/18	246,000,000
738,000,000	1.069		01/26/18	738,000,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.01%)(a)
741,200,000	1.241		06/19/18	741,200,000
494,020,000	1.244		06/28/18	494,020,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.11%)
248,000,000	1.207	(a)	02/05/18	248,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.15%)(a)
133,000,000	1.165		02/15/18	133,000,000
497,000,000	1.165		02/22/18	497,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)(a)
255,600,000	1.039		03/01/18	255,665,390
993,000,000	1.042		06/01/18	993,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.17%)(a)
238,060,000	1.076		03/15/18	238,060,000
238,060,000	1.080		03/16/18	238,053,591
Federal Home Loan Bank (3 Mo. LIBOR – 0.18%)
148,500,000	1.137	(a)	11/08/17	148,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.21%)
246,000,000	1.057	(a)	12/19/17	246,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.22%)(a)
246,300,000	1.078		12/27/17	246,300,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (3 Mo. LIBOR – 0.22%) (continued)
496,000,000	1.069%		03/23/18	496,000,000
98,700,000	1.084		07/09/18	98,695,606
148,100,000	1.084		07/12/18	148,093,580
Federal Home Loan Bank (3 Mo. LIBOR – 0.24%)
348,000,000	0.983	(a)	09/06/17	348,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.26%)
497,000,000	1.039	(a)	10/02/17	497,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.27%)
497,500,000	1.029	(a)	10/02/17	497,500,000
Federal Home Loan Bank Discount Notes
250,000,000	1.019		09/06/17	249,965,271
200,000,000	1.093		10/04/17	199,803,833
49,000,000	1.061		11/03/17	48,910,819
70,000,000	1.058		11/15/17	69,849,062
1,131,600,000	1.160		01/19/18	1,126,609,644
Federal Home Loan Mortgage Corporation (3 Mo. LIBOR – 0.03%)(a)
997,000,000	1.274		01/08/18	997,000,000
249,000,000	1.274		01/12/18	249,000,000
Federal Home Loan Mortgage Corporation (3 Mo. LIBOR – 0.08%)
1,992,500,000	1.194	(a)	12/20/17	1,992,500,000
Overseas Private Investment Corp. (USA) (3 Mo. U.S. T-Bill + 0.00%)(a)
106,100,000	1.100		09/20/17	106,100,000
183,500,000	1.110		09/20/17	183,500,000
Overseas Private Investment Corp. (USA) (3 Mo. U.S. T-Bill Factor + 0.00%)(a)
237,767,164	1.100		09/20/17	237,767,163
96,741,894	1.110		09/20/17	96,741,894

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$23,181,660,347

U.S. Treasury Obligations – 16.1%
United States Cash Management Bills(b)
$73,700,000	1.067%		01/02/18	$73,436,861
55,300,000	1.072		01/02/18	55,101,611
United States Treasury Bills
319,700,000	1.082		11/02/17	319,116,370
374,500,000	1.087		11/02/17	373,813,105
101,500,000	1.090		11/02/17	101,313,395
1,631,900,000	1.092		11/02/17	1,628,892,773
520,200,000	1.037		11/09/17	519,187,994
1,818,750,000	1.061		11/09/17	1,815,124,625
37,500,000	1.082		11/09/17	37,423,812
28,300,000	1.087		11/09/17	28,242,233
32,800,000	1.051		11/16/17	32,728,678
146,200,000	1.056		11/16/17	145,880,553
8,080,000	1.063		11/16/17	8,062,260
39,500,000	1.072		11/16/17	39,412,442
25,800,000	1.078		11/16/17	25,742,538
8,700,000	1.083		11/16/17	8,680,531
48,400,000	1.087		11/16/17	48,291,181
21,100,000	1.093		11/16/17	21,052,337
3,500,000	1.098		11/16/17	3,492,057
241,200,000	1.025		11/24/17	240,634,386
28,800,000	1.033		11/24/17	28,731,960
31,500,000	1.052		11/24/17	31,424,295

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
$171,700,000	1.057%		11/24/17	$171,285,345
25,700,000	1.067		11/24/17	25,637,335
328,300,000	1.068		11/24/17	327,499,495
158,000,000	1.071		11/24/17	157,613,822
201,800,000	1.073		11/24/17	201,305,590
96,800,000	1.031		11/30/17	96,555,580
1,315,100,000	1.083		11/30/17	1,311,614,985
633,300,000	1.094		12/07/17	631,474,162
20,900,000	1.114		12/07/17	20,838,618
1,396,920,000	1.125		12/14/17	1,392,480,899
25,400,000	1.130		12/14/17	25,318,918
1,000,000	1.150		12/28/17	996,312
31,900,000	1.062		01/04/18	31,784,806
409,900,000	1.130		01/18/18	408,151,150
973,050,000	1.145		01/25/18	968,630,191
949,350,000	1.150		01/25/18	945,018,591
14,900,000	1.145		02/01/18	14,829,076
175,000,000	1.150		02/01/18	174,163,281
31,200,000	1.130		02/08/18	31,046,773
261,800,000	1.140		02/08/18	260,502,636
18,300,000	1.114		02/22/18	18,203,589
United States Treasury Notes
783,500,000	4.250		11/15/17	788,795,336
252,200,000	2.250		11/30/17	253,010,251
413,300,000	2.625		01/31/18	415,783,235

TOTAL U.S. TREASURY OBLIGATIONS				$14,258,325,973

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$37,439,986,320

Repurchase Agreements(c) – 57.9%
Bank of Montreal
$100,000,000	1.050%		09/01/17	$100,000,000
Maturity Value: $100,002,917

Collateralized by a U.S. Treasury Bill, 0.000%, due 11/16/17, a
U.S. Treasury Inflation-Indexed Bond, 0.750%, due 02/15/45,
U.S. Treasury Inflation-Indexed Notes, 0.625% to 1.375%, due
01/15/20 to 07/15/21 and U.S. Treasury Notes, 0.625% to
3.625%, due 04/30/18 to 08/15/25. The aggregate market value of the collateral, including accrued interest, was $102,000,031.

185,000,000	1.050	(d)	09/07/17	185,000,000
Maturity Value: $185,329,146
Settlement Date: 08/24/17

Collateralized by a U.S. Treasury Bond, 2.750%, due 11/15/42
and U.S. Treasury Notes, 1.500% to 3.625%, due 02/15/20 to
08/15/26. The aggregate market value of the collateral,
including accrued interest, was $188,700,068.

Barclays Capital, Inc.
400,000,000	1.060		09/01/17	400,000,000
Maturity Value: $400,011,778

Collateralized by a U.S. Treasury Bill, 0.000%, due 09/28/17, a
U.S. Treasury Bond, 7.250%, due 08/15/22 and U.S. Treasury
Notes, 0.625% to 4.250%, due 11/15/17 to 01/31/22. The
aggregate market value of the collateral, including accrued
interest, was $408,000,065.

Repurchase Agreements(c) – (continued)
BNP Paribas
285,000,000	1.060		09/01/17	285,000,000
Maturity Value: $285,008,392

Collateralized by a U.S. Treasury Bill, 0.000%, due 03/01/18,
U.S. Treasury Bonds, 2.250% to 3.000%, due 05/15/42 to
08/15/46, U.S. Treasury Inflation-Indexed Notes, 0.125%, due
04/15/18 to 04/15/19, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/31 to 08/15/37 and U.S. Treasury
Notes, 0.750% to 1.875%, due 09/30/17 to 10/31/17. The
aggregate market value of the collateral, including accrued
interest, was $290,700,000.

218,200,000	1.080		09/01/17	218,200,000
Maturity Value: $218,206,546

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.500%, due 10/01/27 to 01/01/43, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 03/15/31,
Federal National Mortgage Association, 2.500% to 7.500%,
due 12/01/23 to 11/01/44, Federal National Mortgage
Association Stripped Security, 0.000%, due 05/15/22,
Government National Mortgage Association, 3.000% to
6.500%, due 10/15/26 to 06/20/46, a U.S. Treasury Bill,
0.000%, due 09/14/17, U.S. Treasury Bonds, 3.125% to
4.250%, due 11/15/40 to 02/15/42, U.S. Treasury Inflation-
Indexed Bonds, 2.125% to 2.375%, due 01/15/27 to 02/15/40,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.625%, due
04/15/21 to 01/15/26, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/28 to 11/15/45, a U.S. Treasury
Note, 1.750%, due 12/31/20 and a U.S. Treasury Principal-
Only Stripped Security, 0.000%, due 08/15/39. The aggregate
market value of the collateral, including accrued interest, was
$224,001,084.

425,000,000	1.050	(d)	09/07/17	425,000,000
Maturity Value: $425,384,271
Settlement Date: 08/14/17

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
1.375%, due 02/15/44 and U.S. Treasury Notes, 0.750% to
2.375%, due 06/30/18 to 08/15/25. The aggregate market value of the collateral, including accrued interest, was $433,500,001.

500,000,000	1.060	(d)	09/07/17	500,000,000
Maturity Value: $500,456,388
Settlement Date: 08/14/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
6.000%, due 11/01/23 to 08/01/47, Federal National Mortgage
Association, 3.000% to 6.000%, due 02/01/20 to 07/01/47,
Government National Mortgage Association, 2.500% to
7.000%, due 12/15/26 to 09/20/46, a U.S. Treasury Bill,
0.000%, due 09/14/17, a U.S. Treasury Inflation-Indexed Note,
0.125%, due 07/15/22 and U.S. Treasury Notes, 0.875% to
2.125%, due 09/15/19 to 08/31/21. The aggregate market value of the collateral, including accrued interest, was $514,097,712.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$2,000,000,000	1.080	%(d)	09/07/17	$2,000,000,000
Maturity Value: $2,003,960,000
Settlement Date: 07/17/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.000%, due 01/01/28 to 07/01/47, Federal National Mortgage
Association, 2.500% to 7.500%, due 10/01/18 to 08/01/47,
Government National Mortgage Association, 2.500% to
10.000%, due 04/15/18 to 07/20/47, a U.S. Treasury Bill,
0.000%, due 09/14/17, a U.S. Treasury Bond, 8.000%, due
11/15/21 and U.S. Treasury Notes, 1.125% to 2.125%, due
07/15/20 to 05/31/23. The aggregate market value of the
collateral, including accrued interest, was $2,058,605,007.

500,000,000	1.110	(d)	09/07/17	500,000,000
Maturity Value: $501,402,915
Settlement Date: 08/28/17

Collateralized by U.S. Treasury Bills, 0.000%, due 12/21/17 to
08/16/18, U.S. Treasury Bonds, 2.500% to 7.875%, due
02/15/21 to 05/15/47 and U.S. Treasury Notes, 0.750% to
3.375%, due 11/15/17 to 08/15/27. The aggregate market value of the collateral, including accrued interest, was $510,000,902.

BNP Paribas (Overnight MBS + 0.02%)
500,000,000	1.100	(a)(d)	09/01/17	500,000,000
Maturity Value: $508,784,735
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.000%, due 09/01/20 to 08/01/47, Federal National Mortgage
Association, 2.500% to 7.500%, due 01/01/26 to 08/01/46,
Government National Mortgage Association, 4.000% to
4.500%, due 08/20/47, U.S. Treasury Bills, 0.000%, due
09/14/17 to 01/11/18, a U.S. Treasury Bond, 8.750%, due
08/15/20, a U.S. Treasury Inflation-Indexed Note, 0.625%, due
01/15/26 and U.S. Treasury Notes, 0.875% to 1.875%, due
10/15/18 to 07/15/20. The aggregate market value of the
collateral, including accrued interest, was $513,653,178.

550,000,000	1.100	(a)(d)	09/01/17	550,000,000
Maturity Value: $559,545,569
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 5.500%,
due 06/01/37, Federal National Mortgage Association, 2.625%
to 3.500%, due 09/06/24 to 10/01/42, Federal National
Mortgage Association Stripped Security, 0.000%, due 11/15/30,
Government National Mortgage Association, 3.000% to
6.000%, due 03/20/28 to 08/20/47, a U.S. Treasury Bond,
2.500%, due 05/15/46, a U.S. Treasury Inflation-Indexed Note,
0.125%, due 07/15/26 and a U.S. Treasury Note, 1.125%, due
08/31/21. The aggregate market value of the collateral,
including accrued interest, was $565,497,521.

Repurchase Agreements(c) – (continued)
Citibank N.A.
$1,000,000,000	1.050%		09/06/17	$1,000,000,000
Maturity Value: $1,000,204,167
Settlement Date: 08/30/17

Collateralized by Federal Farm Credit Bank, 2.140%, due
08/10/26, Federal Home Loan Mortgage Corp., 1.000% to
7.500%, due 09/29/17 to 10/01/43, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 09/15/29,
Federal National Mortgage Association, 1.300% to 9.500%,
due 11/01/17 to 03/01/47, Government National Mortgage
Association, 3.000% to 9.500%, due 10/15/19 to 01/15/47,
Tennessee Valley Authority, 3.500% to 7.125%, due 05/01/30
to 04/01/56, U.S. Treasury Bills, 0.000%, due 11/09/17 to
05/24/18, U.S. Treasury Bonds, 2.500% to 8.750%, due
05/15/20 to 08/15/47, a U.S. Treasury Floating Rate Note,
1.193%, due 10/31/18, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.000%, due 01/15/26 to 02/15/45, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 1.875%, due 07/15/19 to
01/15/23 and U.S. Treasury Notes, 0.750% to 3.750%, due
10/31/17 to 05/15/27. The aggregate market value of the
collateral, including accrued interest, was $1,020,000,004.

Citigroup Global Markets, Inc.
159,100,000	1.080		09/01/17	159,100,000
Maturity Value: $159,104,773
Collateralized by U.S. Treasury Notes, 0.750% to 3.625%, due 02/28/18 to 07/31/23. The aggregate market value of the collateral, including accrued interest, was $162,282,053.

Credit Agricole Corporate and Investment Bank
300,000,000	1.030		09/01/17	300,000,000
Maturity Value: $300,060,083
Settlement Date: 08/25/17

Collateralized by U.S. Treasury Notes, 0.750% to 2.250%, due
04/30/18 to 08/15/25 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 11/15/41. The aggregate market value of the collateral, including accrued interest, was
$306,000,086.

750,000,000	1.070		09/01/17	750,000,000
Maturity Value: $750,022,292

Collateralized by Federal Farm Credit Bank, 1.125% to 4.875%,
due 09/22/17 to 07/11/24, Federal Home Loan Bank, 0.000% to
4.750%, due 09/08/17 to 12/11/26, Federal Home Loan
Mortgage Corp., 1.300% to 6.750%, due 11/27/19 to 09/01/47,
Federal National Mortgage Association, 0.875% to 7.500%,
due 09/20/17 to 09/01/47, Government National Mortgage
Association, 3.000% to 7.000%, due 07/20/27 to 08/20/47, U.S.
Treasury Bills, 0.000%, due 10/26/17 to 02/15/18, U.S.
Treasury Bonds, 2.250% to 8.125%, due 08/15/21 to 05/15/47,
U.S. Treasury Inflation-Indexed Bonds, 0.625% to 3.625%, due
01/15/25 to 02/15/47, U.S. Treasury Inflation-Indexed Notes,
0.125% to 1.875%, due 01/15/18 to 01/15/27 and U.S. Treasury
Notes, 0.625% to 3.625%, due 09/15/17 to 11/15/25. The
aggregate market value of the collateral, including accrued
interest, was $770,196,758.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Deutsche Bank Securities, Inc.
$100,000,000	1.070%		09/01/17	$100,000,000
Maturity Value: $100,002,972
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/27. The market value of the collateral, including accrued interest, was $102,000,000.
200,000,000	1.070		09/01/17	200,000,000
Maturity Value: $200,005,944
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 02/15/27 to 05/15/27. The aggregate market value of the collateral, including accrued interest, was $204,000,000.
250,000,000	1.080		09/01/17	250,000,000
Maturity Value: $250,007,500
Collateralized by U.S. Treasury Notes, 1.625% to 2.000%, due 03/31/19 to 11/30/22. The aggregate market value of the collateral, including accrued interest, was $255,000,029.

Federal Reserve Bank of New York
9,600,000,000	1.000		09/01/17	9,600,000,000
Maturity Value: $9,600,266,667

Collateralized by U.S. Treasury Bonds, 2.750% to 4.625%, due
02/15/40 to 08/15/42 and U.S. Treasury Notes, 1.625% to
2.500%, due 02/15/23 to 05/15/26. The aggregate market value of the collateral, including accrued interest, was
$9,600,266,708.

Fixed Income Clearing Corp.
49,000,000	1.100		09/01/17	49,000,000
Maturity Value: $49,001,497

Collateralized by a U.S. Treasury Bond, 3.750%, due 11/15/43
and U.S. Treasury Notes, 1.500% to 1.875%, due 07/15/20 to
10/31/22. The aggregate market value of the collateral,
including accrued interest, was $49,980,084.

2,450,000,000	1.100		09/01/17	2,450,000,000
Maturity Value: $2,450,074,861

Collateralized by a U.S. Treasury Bill, 0.000%, due 08/16/18 and
U.S. Treasury Notes, 1.125% to 2.875%, due 03/31/18 to
06/30/24. The aggregate market value of the collateral,
including accrued interest, was $2,499,000,048.

HSBC Securities (USA), Inc.
800,000,000	1.050		09/01/17	800,000,000
Maturity Value: $800,023,333

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
2.500%, due 01/15/29 and U.S. Treasury Inflation-Indexed
Notes, 0.125% to 2.125%, due 04/15/18 to 07/15/27. The
aggregate market value of the collateral, including accrued
interest, was $816,003,172.

1,500,000,000	1.060		09/01/17	1,500,000,000
Maturity Value: $1,500,044,167
Collateralized by Federal National Mortgage Association, 3.000% to 6.000%, due 12/01/22 to 08/01/47. The aggregate market value of the collateral, including accrued interest, was $1,530,003,867.

Repurchase Agreements(c) – (continued)
ING Financial Markets LLC
200,000,000	1.040		09/01/17	200,000,000
Maturity Value: $200,040,444
Settlement Date: 08/25/17
Collateralized by Federal National Mortgage Association, 3.500% to 4.500%, due 03/01/21 to 08/01/47. The aggregate market value of the collateral, including accrued interest, was $204,000,547.
300,000,000	1.040		09/01/17	300,000,000
Maturity Value: $300,060,667
Settlement Date: 08/25/17
Collateralized by Federal National Mortgage Association, 3.000% to 5.000%, due 10/01/28 to 11/01/46. The aggregate market value of the collateral, including accrued interest, was $306,001,939.
200,000,000	1.060		09/01/17	200,000,000
Maturity Value: $200,005,889
Collateralized by Federal National Mortgage Association, 2.000% to 4.500%, due 07/01/31 to 05/01/47. The aggregate market value of the collateral, including accrued interest, was $204,000,496.
300,000,000	1.060		09/01/17	300,000,000
Maturity Value: $300,008,833
Collateralized by Federal National Mortgage Association, 3.000% to 6.000%, due 01/01/26 to 04/01/47. The aggregate market value of the collateral, including accrued interest, was $306,001,985.
250,000,000	1.030		09/06/17	250,000,000
Maturity Value: $250,050,069
Settlement Date: 08/30/17
Collateralized by Federal National Mortgage Association, 3.500% to 6.500%, due 08/01/30 to 07/01/47. The aggregate market value of the collateral, including accrued interest, was $255,001,388.

ING Financial Markets LLC (1 Mo. LIBOR – 0.11%)
100,000,000	1.119	(a)(e)	10/06/17	100,000,000
Maturity Value: $102,626,285
Settlement Date: 07/09/15
Collateralized by Federal National Mortgage Association, 3.000% to 3.500%, due 05/01/28 to 11/01/43. The aggregate market value of the collateral, including accrued interest, was $102,003,025.
500,000,000	1.125	(a)(e)	10/20/17	500,000,000
Maturity Value: $513,718,750
Settlement Date: 05/26/15

Collateralized by Federal Home Loan Mortgage Corp., 7.000%,
due 03/17/31 and Federal National Mortgage Association,
2.500% to 5.000%, due 12/01/25 to 07/01/47. The aggregate
market value of the collateral, including accrued interest, was
$510,003,154.

100,000,000	1.124	(a)(e)	10/24/17	100,000,000
Maturity Value: $102,333,210
Settlement Date: 10/08/15
Collateralized by Federal National Mortgage Association, 3.500%, due 06/01/26 to 09/01/46. The aggregate market value of the collateral, including accrued interest, was $102,002,415.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Joint Repurchase Agreement Account I
$4,920,500,000	1.060%		09/01/17	$4,920,500,000
Maturity Value: $4,920,644,881

Joint Repurchase Agreement Account III
7,618,700,000	1.076		09/01/17	7,618,700,000
Maturity Value: $7,618,927,655

Merrill Lynch, Pierce, Fenner & Smith, Inc.
122,400,000	1.080		09/01/17	122,400,000
Maturity Value: $122,403,672
Collateralized by Federal Home Loan Mortgage Corp., 3.000% to 4.000%, due 08/01/32 to 06/01/47. The aggregate market value of the collateral, including accrued interest, was $126,072,000.
693,800,000	1.080		09/01/17	693,800,000
Maturity Value: $693,820,814
Collateralized by Government National Mortgage Association, 3.500% to 4.000%, due 08/20/46 to 06/20/47. The aggregate market value of the collateral, including accrued interest, was $714,614,001.

Merrill Lynch, Pierce, Fenner & Smith, Inc. (OBFR + 0.01%)
1,000,000,000	1.170	(a)(e)	12/04/17	1,000,000,000
Maturity Value: $1,013,065,000
Settlement Date: 11/04/16

Collateralized by Federal Home Loan Bank, 0.000%, due
02/28/18, Federal National Mortgage Association, 0.000%, due
01/02/18 and Government National Mortgage Association,
1.500% to 10.000%, due 12/15/17 to 08/20/47. The aggregate
market value of the collateral, including accrued interest, was
$1,028,031,478.

Metropolitan Life Insurance Co.
75,000,000	1.100		09/01/17	75,000,000
Maturity Value: $75,002,292
Collateralized by a U.S. Treasury Note, 2.250%, due 11/15/25. The market value of the collateral, including accrued interest, was $76,526,498.

Mitsubishi UFJ Securities (USA), Inc.
300,000,000	1.050		09/01/17	300,000,000
Maturity Value: $300,008,750

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.750%, due 04/01/25 to 07/01/47, Federal National Mortgage
Association, 2.000% to 6.000%, due 06/01/22 to 09/01/47 and
Government National Mortgage Association, 2.000% to
7.500%, due 06/15/18 to 08/20/47. The aggregate market value of the collateral, including accrued interest, was $308,999,994.

Mizuho Securities USA Inc.
10,478,553	1.080		09/01/17	10,478,553
Maturity Value: $10,478,867
Collateralized by a U.S. Treasury Note, 1.750%, due 05/15/23. The market value of the collateral, including accrued interest, was $10,688,124.
490,134,192	1.080		09/01/17	490,134,192
Maturity Value: $490,148,896
Collateralized by a U.S. Treasury Note, 2.750%, due 02/15/24. The market value of the collateral, including accrued interest, was $499,936,876.

Repurchase Agreements(c) – (continued)
Mizuho Securities USA Inc. – (continued)
499,387,255	1.080		09/01/17	499,387,255
Maturity Value: $499,402,237
Collateralized by a U.S. Treasury Note, 2.125%, due 11/30/23. The market value of the collateral, including accrued interest, was $509,375,000.
500,000,000	1.080		09/01/17	500,000,000
Maturity Value: $500,015,000

Collateralized by U.S. Treasury Bills, 0.000%, due 04/26/18 to
08/16/18, U.S. Treasury Bonds, 2.250% to 2.500%, due
02/15/45 to 08/15/46, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/17 to 11/15/44, U.S. Treasury
Notes, 0.750% to 1.625%, due 07/15/19 to 08/15/26 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
05/15/18 to 11/15/44. The aggregate market value of the
collateral, including accrued interest, was $510,000,078.

250,000,000	1.090		09/01/17	250,000,000
Maturity Value: $250,007,569

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 11/01/46 to 08/01/47, Federal National Mortgage
Association, 0.000% to 4.500%, due 10/09/19 to 08/01/47 and
Government National Mortgage Association, 3.500% to
4.000%, due 09/20/46 to 07/20/47. The aggregate market value of the collateral, including accrued interest, was $257,422,451.

Nomura Securities International, Inc.
800,000,000	1.070		09/01/17	800,000,000
Maturity Value: $800,023,778

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
9.500%, due 10/01/17 to 07/01/47, Federal National Mortgage
Association, 2.500% to 9.500%, due 09/01/17 to 09/01/47,
Government National Mortgage Association, 2.500% to
9.000%, due 11/15/17 to 08/15/47, a U.S. Treasury Inflation-
Indexed Note, 0.375%, due 07/15/27 and U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/18 to
08/15/31. The aggregate market value of the collateral,
including accrued interest, was $823,999,781.

1,200,000,000	1.080		09/01/17	1,200,000,000
Maturity Value: $1,200,036,000

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 08/01/44 to 09/01/47, Federal National Mortgage
Association, 3.000% to 6.000%, due 10/01/35 to 09/01/47,
Government National Mortgage Association, 3.000% to
4.500%, due 02/15/42 to 08/20/47, U.S. Treasury Bonds,
2.500% to 3.125%, due 05/15/42 to 05/15/46, U.S. Treasury
Inflation-Indexed Bonds, 0.625% to 3.875%, due 04/15/29 to
02/15/47, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.375%, due 07/15/26 to 07/15/27, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 05/15/19 to 11/15/46 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/43 to 05/15/47. The aggregate market value of the
collateral, including accrued interest, was $1,233,492,161.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Nomura Securities International, Inc. – (continued)
$2,000,000,000	1.050%		09/06/17	$2,000,000,000
Maturity Value: $2,000,408,333
Settlement Date: 08/30/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
6.500%, due 08/01/27 to 06/01/47, Federal National Mortgage
Association, 4.000% to 6.000%, due 10/01/40 to 03/01/43,
Government National Mortgage Association, 3.000% to
6.500%, due 11/15/36 to 08/15/47, Tennessee Valley Authority,
2.875%, due 02/01/27, U.S. Treasury Bonds, 2.750% to
3.625%, due 11/15/41 to 05/15/47, U.S. Treasury Inflation-
Indexed Bonds, 1.750% to 3.625%, due 01/15/27 to 02/15/40,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.375%, due
04/15/18 to 07/15/27, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/23 to 11/15/45, U.S. Treasury
Notes, 0.750% to 3.625%, due 07/31/18 to 01/31/24 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
05/15/44 to 11/15/46. The aggregate market value of the
collateral, including accrued interest, was $2,047,406,754.

Norinchukin Bank
210,000,000	1.150	(e)	10/23/17	210,000,000
Maturity Value: $210,415,917
Settlement Date: 08/22/17
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.375%, due 01/15/27. The market value of the collateral, including accrued interest, was $214,200,092.
210,000,000	1.150	(e)	10/31/17	210,000,000
Maturity Value: $210,462,875
Settlement Date: 08/23/17
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.375%, due 01/15/27. The market value of the collateral, including accrued interest, was $214,200,092.

Prudential Insurance Company of America (The)
44,906,250	1.100		09/01/17	44,906,250
Maturity Value: $44,907,622
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/36. The market value of the collateral, including accrued interest, was $45,804,375.
61,050,000	1.100		09/01/17	61,050,000
Maturity Value: $61,051,865
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $62,271,000.
70,218,750	1.100		09/01/17	70,218,750
Maturity Value: $70,220,896
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $71,623,125.
158,250,000	1.100		09/01/17	158,250,000
Maturity Value: $158,254,835
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/27. The market value of the collateral, including accrued interest, was $161,415,000.
201,500,000	1.100		09/01/17	201,500,000
Maturity Value: $201,506,157
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $205,530,000.

Repurchase Agreements(c) – (continued)
RBC Capital Markets LLC
600,000,000	1.050	%(d)	09/07/17	600,000,000
Maturity Value: $601,032,501
Settlement Date: 07/17/17

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 03/01/46 to 09/01/47, Federal National Mortgage
Association, 2.500% to 4.000%, due 09/01/32 to 09/01/47 and
Government National Mortgage Association, 3.500%, due
08/20/47. The aggregate market value of the collateral,
including accrued interest, was $612,000,000.

Royal Bank of Canada-New York Branch
150,000,000	1.050		09/01/17	150,000,000
Maturity Value: $150,004,375

Collateralized by Federal National Mortgage Association, 3.000%
to 5.000%, due 11/01/25 to 06/01/47 and Government National
Mortgage Association, 4.000% to 4.500%, due 09/15/39 to
10/20/45. The aggregate market value of the collateral,
including accrued interest, was $152,999,997.

200,000,000	1.080	(d)	09/07/17	200,000,000
Maturity Value: $200,378,000
Settlement Date: 08/16/17

Collateralized by Federal National Mortgage Association, 3.500%
to 5.000%, due 11/01/34 to 06/01/47 and Government National
Mortgage Association, 4.000%, due 10/15/41. The aggregate
market value of the collateral, including accrued interest, was
$203,999,999.

500,000,000	1.080	(d)	09/07/17	500,000,000
Maturity Value: $500,945,000
Settlement Date: 08/15/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 01/01/26 to 04/01/47, Federal National Mortgage
Association, 2.500% to 5.000%, due 03/01/31 to 06/01/47 and
Government National Mortgage Association, 4.000%, due
10/20/45 to 06/20/47. The aggregate market value of the
collateral, including accrued interest, was $510,000,002.

250,000,000	1.090	(d)	09/07/17	250,000,000
Maturity Value: $250,476,875
Settlement Date: 08/14/17

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 06/01/46 to 06/01/47, Federal National Mortgage
Association, 2.500% to 5.000%, due 04/01/31 to 01/01/47 and
Government National Mortgage Association, 4.500%, due
12/15/40. The aggregate market value of the collateral,
including accrued interest, was $255,000,000.

500,000,000	1.090	(d)	09/07/17	500,000,000
Maturity Value: $500,968,890
Settlement Date: 08/21/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
6.500%, due 11/01/25 to 09/01/46, Federal National Mortgage
Association, 2.500% to 5.000%, due 04/01/26 to 06/01/47 and
Government National Mortgage Association, 3.500% to
4.500%, due 02/20/40 to 07/20/47. The aggregate market value of the collateral, including accrued interest, was $509,999,999.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Royal Bank of Canada-New York Branch – (continued)
$500,000,000	1.090	%(d)	09/07/17	$500,000,000
Maturity Value: $500,953,751
Settlement Date: 08/17/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 11/01/27 to 05/01/47, Federal National Mortgage
Association, 2.500% to 5.000%, due 10/01/25 to 06/01/47 and
Government National Mortgage Association, 3.500% to
4.500%, due 12/15/40 to 07/20/47. The aggregate market value of the collateral, including accrued interest, was $509,999,997.

500,000,000	1.090	(d)	09/07/17	500,000,000
Maturity Value: $500,968,890
Settlement Date: 08/17/17

Collateralized by Federal National Mortgage Association, 3.000%
to 4.000%, due 03/01/31 to 03/01/47 and Government National
Mortgage Association, 4.000%, due 10/20/45. The aggregate
market value of the collateral, including accrued interest, was
$510,000,000.

500,000,000	1.090	(d)	09/07/17	500,000,000
Maturity Value: $500,953,751
Settlement Date: 08/21/17
Collateralized by Government National Mortgage Association, 4.000%, due 10/20/45 to 06/20/47. The aggregate market value of the collateral, including accrued interest, was $510,000,001.

Societe Generale (OBFR – 0.09%)
200,000,000	1.070	(a)	09/07/17	200,000,000
Maturity Value: $200,790,611
Settlement Date: 05/03/17

Collateralized by Government National Mortgage Association,
3.500%, due 04/20/46, U.S. Treasury Bonds, 2.500% to
3.625%, due 08/15/43 to 11/15/45 and a U.S. Treasury Note,
1.500%, due 08/15/20. The aggregate market value of the
collateral, including accrued interest, was $204,228,722.

Societe Generale (OBFR – 0.10%)
600,000,000	1.060	(a)	09/07/17	600,000,000
Maturity Value: $605,847,658
Settlement Date: 10/18/16

Collateralized by U.S. Treasury Bills, 0.000%, due 09/21/17 to
03/01/18, U.S. Treasury Bonds, 2.500% to 6.125%, due
08/15/29 to 05/15/47, U.S. Treasury Inflation-Indexed Bonds,
0.875% to 1.000%, due 02/15/46 to 02/15/47, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.375%, due 04/15/18 to
07/15/27, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/23 to 05/15/37 and U.S. Treasury Notes,
0.750% to 3.500%, due 09/30/17 to 08/15/27. The aggregate
market value of the collateral, including accrued interest, was
$612,000,070.

Repurchase Agreements(c) – (continued)
Wells Fargo Securities LLC
500,000,000	1.070%		09/01/17	500,000,000
Maturity Value: $500,014,861

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 04/01/47 and Federal National Mortgage Association,
3.000% to 5.000%, due 08/01/32 to 05/01/47. The aggregate
market value of the collateral, including accrued interest, was
$515,000,001.

TOTAL REPURCHASE AGREEMENTS				$51,207,625,000

TOTAL INVESTMENTS – 100.2%				$88,647,611,320

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%				(136,674,991)

NET ASSETS – 100.0%				$88,510,936,329

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2017. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 38 and 39.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2017, these securities amounted to $2,120,000,000 or approximately 2.4% of net assets, and are unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
MBS	—Mortgage-Backed Securities
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
Prime	—Federal Reserve Bank Prime Loan Rate U.S.
T-Bill	—Treasury Bill

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 24.7%
Albion Capital LLC
$35,000,000	1.245%	09/01/17	$34,998,860
Alpine Securitization Ltd.
10,000,000	1.360	11/07/17	9,975,388
Barton Capital S.A.
26,900,000	1.255	09/06/17	26,894,176
7,000,000	1.350	10/03/17	6,991,524
7,000,000	1.370	10/03/17	6,991,523
CAFCO LLC
50,000,000	1.329	09/21/17	49,965,058
CHARTA LLC
50,000,000	1.329	09/21/17	49,963,192
CRC Funding LLC
20,000,000	1.350	12/06/17	19,927,951
DBS Bank Ltd.
10,000,000	1.319	09/19/17	9,993,429
500,000	1.287	09/20/17	499,654
DNB Bank ASA
40,000,000	1.193	09/05/17	39,993,578
First Abu Dhabi Bank
60,000,000	1.276	09/06/17	59,989,110
Kells Funding LLC
13,000,000	1.329	10/30/17	12,972,700
Liberty Street Funding LLC
10,000,000	1.268	09/12/17	9,995,913
LMA-Americas LLC
20,000,000	1.392	12/21/17	19,914,320
Matchpoint Finance PLC
50,000,000	1.204	09/01/17	49,998,205
15,000,000	1.412	11/21/17	14,951,928
Metlife Short Term Funding LLC
20,000,000	1.435	03/01/18	19,856,018
N.V. Bank Nederlandse Gemeenten
25,000,000	1.214	09/01/17	24,999,158
Nieuw Amsterdam Receivables Corp.
15,000,000	1.398	01/17/18	14,916,484
Nordea Bank AB
10,000,000	1.223	10/24/17	9,981,910
Northwestern Memorial Healthcare
10,000,000	1.297	10/18/17	9,980,373
NRW Bank
25,000,000	1.329	10/05/17	24,969,545
Salt River Project Agricultural Improvement and Power District
15,000,000	1.339	11/14/17	14,962,909
SSM Health Care Corp.
9,000,000	1.350	09/27/17	8,989,949
Svenska Handelsbanken AB
7,500,000	1.249	10/25/17	7,486,158
10,000,000	1.436	02/16/18	9,935,264
The State of the Netherlands
25,000,000	1.214	09/01/17	24,999,249
Victory Receivables Corp.
37,663,000	1.349	09/19/17	37,638,451

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS (Cost $632,751,693)			$632,731,977

Certificate of Deposit – 1.9%
State Street Bank and Trust Co.
$50,000,000	1.300%	10/23/17	$49,998,653
(Cost $50,000,000)

Certificates of Deposit-Eurodollar – 2.3%
ABN Amro Bank N.V.
$50,000,000	1.283%	09/05/17	$49,991,599
Sumitomo Mitsui Trust Bank Ltd.
10,000,000	1.480	12/18/17	10,003,016

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR (Cost $59,993,179)			$59,994,615

Certificates of Deposit-Yankeedollar – 9.8%
Banco Del Estado De Chile
$20,000,000	1.310%	10/06/17	$20,001,134
13,000,000	1.480	01/19/18	13,004,028
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
10,000,000	1.410	10/06/17	10,001,867
BNP Paribas
13,000,000	1.450	02/01/18	13,002,267
DZ Bank AG
3,000,000	1.380	10/20/17	3,000,401
15,000,000	1.330	12/01/17	15,000,938
National Bank of Kuwait
21,000,000	1.500	10/03/17	21,003,461
Natixis
50,000,000	1.170	09/05/17	49,999,930
Oversea-Chinese Banking Corp., Ltd.
40,000,000	1.500	04/19/18	40,006,449
Sumitomo Mitsui Trust Bank Ltd.
40,000,000	1.180	09/05/17	40,000,016
Toronto-Dominion Bank (The)
25,000,000	1.600	08/22/18	25,006,170

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR (Cost $250,000,048)			$250,026,661

Fixed Rate Municipal Debt Obligations – 2.5%
Bank of America N.A.
$10,000,000	1.650%	03/26/18	$10,006,010
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
10,800,000	1.450 (a)	09/08/17	10,798,974
Commonwealth Bank of Australia
4,000,000	1.400	09/08/17	4,000,021
Cooperatieve Rabobank U.A.
11,100,000	1.700	03/19/18	11,116,213
Credit Suisse AG
6,000,000	1.750	01/29/18	6,003,705
Swedbank AB
11,500,000	2.125 (a)	09/29/17	11,506,377

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value

Fixed Rate Municipal Debt Obligations – (continued)
Wells Fargo Bank N.A.
$10,580,000	1.650%		01/22/18	$10,586,745

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS (Cost $64,015,927)				$64,018,045

Time Deposits – 14.6%
Abbey National Treasury Services PLC
$60,000,000	1.080%		09/01/17	$60,001,068
Australia & New Zealand Banking Group Ltd.
35,000,000	1.180		09/06/17	35,004,264
Credit Industriel et Commercial
50,000,000	1.200		09/06/17	50,006,257
National Bank of Kuwait
70,000,000	1.120		09/01/17	70,000,000
Nordea Bank AB
48,000,000	1.080		09/01/17	48,000,000
Skandinaviska Enskilda Banken AB
50,000,000	1.080		09/01/17	50,000,000
Swedbank AB
60,000,000	1.170		09/05/17	60,006,008

TOTAL TIME DEPOSITS (Cost $373,000,000)				$373,017,597

Variable Rate Municipal Debt Obligations(b) – 8.1%
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012- T0014 (JPMorgan Chase Bank N.A., LIQ)(a)
$66,500,000	1.260%		09/01/17	$66,500,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(a)
4,950,000	1.260		09/01/17	4,950,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012- T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	1.260		09/01/17	29,110,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
65,400,000	1.240		09/07/17	65,400,000
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 RMKT (Citibank N.A., SPA)
150,000	0.710		09/07/17	150,000
Montgomery County, Tennessee IDB VRDN RB for Hankook Tire Manufacturing LP Project Series 2015 A (Kookmin Bank, LOC)
40,000,000	1.400		09/07/17	40,000,000
Ohio State University VRDN RB Series 2001
180,000	0.760		09/07/17	180,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS (Cost $206,289,998)				$206,290,000

Variable Rate Obligations(c) – 32.6%
Abbey National Treasury Services PLC (1 Mo. LIBOR + 0.18%)
$10,000,000	1.411%		12/04/17	$10,003,257
Abbey National Treasury Services PLC (1 Mo. LIBOR + 0.23%)
7,000,000	1.461		09/19/17	7,001,042
Australia & New Zealand Banking Group Ltd. (1 Mo. LIBOR + 0.15%)
25,000,000	1.381	(a)	07/19/18	24,997,685
Australia & New Zealand Banking Group Ltd. (1 Mo. LIBOR + 0.09%)
25,000,000	1.318	(a)	01/18/18	25,000,406
Bank of Montreal (1 Mo. LIBOR + 0.54%)
7,500,000	1.769		01/11/18	7,511,833
Bank of Montreal (1 Mo. LIBOR + 0.32%)
10,000,000	1.554		03/27/18	10,009,716
Bank of Montreal (1 Mo. LIBOR + 0.22%)
8,500,000	1.449		01/08/18	8,503,414
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.46%)
35,000,000	1.689	(a)	02/09/18	35,050,759
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.16%)
8,000,000	1.381		03/09/18	8,003,866
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.23%)
10,000,000	1.458		09/17/18	9,990,090
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.19%)
9,000,000	1.440	(a)	03/16/18	9,006,323
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.15%)
14,000,000	1.454	(a)	04/13/18	14,006,936
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.41%)
13,000,000	1.714	(a)	10/12/17	13,007,560
BNZ International Funding Ltd. (1 Mo. LIBOR + 0.10%)
15,000,000	1.331	(a)	10/19/17	15,002,204
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.53%)
6,400,000	1.761	(a)	01/19/18	6,411,281
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.23%)
27,000,000	1.466		09/21/18	26,994,141
Collateralized Commercial Paper Co., LLC (3 Mo. LIBOR + 0.20%)
8,500,000	1.428		12/12/17	8,504,897
Collateralized Commercial Paper Co., LLC (1 Mo. LIBOR + 0.16%)
8,000,000	1.394		10/26/17	8,001,971
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.60%)
20,000,000	1.836	(a)	01/24/18	20,039,885
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.50%)
750,000	1.804	(a)	10/13/17	750,371
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.45%)
7,000,000	1.764	(a)	10/25/17	7,005,667
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.18%)
22,000,000	1.414	(a)	08/23/18	21,998,917
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.23%)
15,000,000	1.462		06/01/18	14,988,746
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.37%)
8,963,000	1.606	(a)	02/23/18	8,975,134
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.34%)
3,000,000	1.572	(a)	03/01/18	3,003,734
Dexia Credit Local (1 Mo. LIBOR + 0.37%)
15,000,000	1.601		04/04/18	15,018,508
Dexia Credit Local (1 Mo. LIBOR + 0.48%)
10,000,000	1.714		01/29/18	10,015,555
Dexia Credit Local (1 Mo. LIBOR + 0.38%)
5,000,000	1.611		12/07/17	5,004,271

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(c) – (continued)
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.06%)
$20,000,000	1.294	%(a)	09/25/17	$20,001,489
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.22%)(a)
6,000,000	1.451		09/07/17	6,000,338
9,000,000	1.454		10/27/17	9,003,139
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.19%)
8,000,000	1.418	(a)	09/18/17	8,000,967
HSBC Bank PLC (1 Mo. LIBOR + 0.46%)
8,000,000	1.692	(a)	11/01/17	8,006,209
HSBC Bank PLC (1 Mo. LIBOR + 0.41%)
20,000,000	1.641	(a)	11/10/17	20,015,136
Mitsubishi UFJ Trust and Banking Corp. (1 Mo. LIBOR + 0.30%)
10,000,000	1.531		10/05/17	10,003,199
Mitsubishi UFJ Trust and Banking Corp. (1 Mo. LIBOR + 0.19%)
15,000,000	1.426		03/01/18	14,992,530
Mizuho Bank Ltd. (1 Mo. LIBOR + 0.28%)
8,000,000	1.509		10/12/17	8,002,774
Mizuho Bank Ltd. (1 Mo. LIBOR + 0.29%)
14,000,000	1.521		10/10/17	14,004,901
National Australia Bank Ltd. (3 Mo. LIBOR + 0.34%)
7,500,000	1.563	(a)	12/06/17	7,507,153
National Australia Bank Ltd. (1 Mo. LIBOR + 0.30%)
30,000,000	1.536	(a)	03/23/18	30,029,629
Norinchukin Bank (The) (1 Mo. LIBOR + 0.23%)
10,000,000	1.464		10/27/17	10,003,645
9,324,000	1.462		11/02/17	9,327,616
Norinchukin Bank (The) (1 Mo. LIBOR + 0.18%)
20,000,000	1.409		01/11/18	20,003,202
Oversea-Chinese Banking Corp., Ltd. (1 Mo. LIBOR + 0.14%)
20,000,000	1.371	(a)	11/06/17	20,004,478
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.33%)
9,500,000	1.645	(a)	11/15/17	9,507,608
Royal Bank of Canada (1 Mo. LIBOR + 0.24%)
15,000,000	1.471		04/19/18	15,007,234
Royal Bank of Canada (1 Mo. LIBOR + 0.21%)
10,000,000	1.439		08/09/18	9,999,865
Standard Chartered Bank (1 Mo. LIBOR + 0.40%)
25,000,000	1.631		01/19/18	25,024,150
Standard Chartered Bank (1 Mo. LIBOR + 0.65%)
17,000,000	1.884		10/27/17	17,017,406
Sumitomo Mitsui Banking Corp. (1 Mo. LIBOR + 0.18%)
27,000,000	1.414		03/02/18	26,997,903
Sumitomo Mitsui Banking Corp. (1 Mo. LIBOR + 0.33%)
16,000,000	1.557		09/15/17	16,002,239
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.25%)
10,000,000	1.484		10/27/17	10,003,171
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.18%)
10,000,000	1.408		01/18/18	10,001,396
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.30%)
15,000,000	1.534		09/25/17	15,002,911
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.32%)
8,000,000	1.624		01/17/18	8,009,609
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.44%)
15,000,000	1.672		11/02/17	15,011,181
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.23%)
10,000,000	1.461		08/20/18	10,001,617
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.15%)
10,000,000	1.446		04/03/18	10,005,313

Variable Rate Obligations(c) – (continued)
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.32%)
14,500,000	1.637		01/26/18	14,517,680
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.19%)
6,000,000	1.421		06/11/18	6,000,499
Westpac Banking Corp. (1 Mo. LIBOR + 0.19%)
29,605,000	1.424	(a)	08/20/18	29,608,124
Westpac Banking Corp. (1 Mo. LIBOR + 0.47%)
11,000,000	1.704	(a)	01/26/18	11,016,362
Westpac Securities NZ Ltd. (1 Mo. LIBOR + 0.39%)
7,000,000	1.622	(a)	11/02/17	7,004,533

TOTAL VARIABLE RATE OBLIGATIONS (Cost $834,047,038)				$834,453,375

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (Cost $2,470,097,883)				$2,470,530,923

Repurchase Agreements(d) – 3.5%
BNP Paribas (OBFR + 0.20%)
$50,000,000	1.360	%(c)	09/07/17	$50,000,386
Maturity Value: $50,328,667
Settlement Date: 03/24/17

Collateralized by various asset-backed obligations, 1.270% to
3.010%, due 05/15/19 to 05/15/23, various corporate security issuers, 2.950% to 12.000%, due 04/01/19 to perpetual
maturity, various mortgage-backed obligations, 3.834% to
6.034%, due 11/25/23 to 05/25/28, and various sovereign debt security issuers, 6.250% to 10.125%, due 04/22/19 to 05/15/27.
The aggregate market value of the collateral, including accrued interest, was $55,344,997.

Credit Suisse Securities (USA) LLC (1 Mo. LIBOR + 0.50%)
30,000,000	1.739	(c)(e)	10/05/17	29,999,250
Maturity Value: $30,243,445
Settlement Date: 04/27/17
Collateralized by various corporate security issuers, 6.375% to 9.875%, due 10/15/20 to 06/15/23. The aggregate market value of the collateral, including accrued interest, was $33,003,448.

Mizuho Securities USA Inc. (3 Mo. LIBOR + 0.95%)
9,000,000	2.262	(c)(e)	11/29/17	9,000,331
Maturity Value: $9,119,883
Settlement Date: 05/08/17
Collateralized by various corporate security issuers, 1.407% to 12.000%, due 10/30/17 to 08/21/46. The aggregate market value of the collateral, including accrued interest, was $9,563,107.

TOTAL REPURCHASE AGREEMENTS (Cost $89,000,000)				$88,999,967

TOTAL INVESTMENTS – 100.0% (Cost $2,559,097,883)				$2,559,530,890

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%				14,174

NET ASSETS – 100.0%				$2,559,545,064

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2017, these securities amounted to $483,717,378 or approximately 18.9% of net assets.
(b)	Rate shown is that which is in effect on August 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.
(d)	Unless noted, all repurchase agreements were entered into on August 31, 2017.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2017, these securities amounted to $38,999,581 or approximately 1.5% of net assets, and are unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	— General Obligation
IDB	— Industrial Development Board
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
LP	— Limited Partnership
OBFR	— Overnight Bank Funding Rate
RB	— Revenue Bond
RMKT	— Remarketed
SPA	— Stand-by Purchase Agreement
VRDN	— Variable Rate Demand Notes

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Commercial Paper and Corporate Obligations – 22.9%
Albion Capital LLC
$20,000,000	1.318%	09/26/17	$19,982,594
Alpine Securitization Ltd.
10,000,000	1.370	10/25/17	9,980,368
10,000,000	1.381	12/08/17	9,962,738
Bank of China (Hong Kong)
5,000,000	1.585	09/19/17	4,996,189
Barton Capital S.A.
7,000,000	1.350	10/03/17	6,991,524
7,000,000	1.370	10/03/17	6,991,523
CRC Funding LLC
10,000,000	1.350	12/06/17	9,963,975
6,000,000	1.466	01/10/18	5,969,728
DNB Bank ASA
20,000,000	1.193	09/05/17	19,996,789
First Abu Dhabi Bank
30,000,000	1.276	09/06/17	29,994,555
Kells Funding LLC
22,000,000	1.345	11/06/17	21,947,919
LMA-Americas LLC
10,000,000	1.392	12/21/17	9,957,160
Matchpoint Finance PLC
25,000,000	1.204	09/01/17	24,999,103
10,000,000	1.381	10/02/17	9,988,071
7,000,000	1.412	11/20/17	6,977,871
10,000,000	1.412	11/21/17	9,967,952
Metlife Short Term Funding LLC
15,000,000	1.435	03/01/18	14,892,013
N.V. Bank Nederlandse Gemeenten
40,000,000	1.214	09/01/17	39,998,652
Nieuw Amsterdam Receivables Corp.
11,000,000	1.391	11/10/17	10,971,190
7,000,000	1.398	01/17/18	6,961,026
Old Line Funding Corp.
7,000,000	1.329	10/30/17	6,984,950
Regency Markets No. 1 LLC
16,000,000	1.255	09/26/17	15,985,532
Salt River Project Agricultural Improvement and Power District
5,000,000	1.339	11/14/17	4,987,636
Societe Generale
7,500,000	1.475	01/31/18	7,454,993
Svenska Handelsbanken AB
5,000,000	1.436	02/16/18	4,967,632
The State of the Netherlands
10,000,000	1.214	09/01/17	9,999,699
Victory Receivables Corp.
10,000,000	1.350	10/03/17	9,988,423

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $341,867,449)			$341,859,805

Certificates of Deposit – 2.0%
State Street Bank and Trust Co.
$25,000,000	1.300%	10/23/17	$24,999,327
Wells Fargo Bank N.A.
4,500,000	1.550	01/18/18	4,504,258

TOTAL CERTIFICATES OF DEPOSIT
(Cost $29,500,000)			$29,503,585

Certificates of Deposit-Yankeedollar – 10.5%
Banco Del Estado De Chile
$5,000,000	1.310%	10/06/17	$5,000,284
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
12,500,000	1.520	10/30/17	12,505,643
BNP Paribas
10,000,000	1.450	02/01/18	10,001,744
Citibank N.A.
10,000,000	1.420	12/14/17	10,002,083
DZ Bank AG
4,600,000	1.380	10/20/17	4,600,614
10,000,000	1.400	02/28/18	9,999,443
National Bank of Kuwait
25,000,000	1.500	10/03/17	25,004,120
5,000,000	1.550	11/22/17	5,001,722
Natixis
25,000,000	1.170	09/05/17	24,999,965
Oversea-Chinese Banking Corp., Ltd.
10,000,000	1.500	04/19/18	10,001,612
Sumitomo Mitsui Trust Bank Ltd.
20,000,000	1.180	09/05/17	20,000,008
Toronto-Dominion Bank (The)
7,300,000	1.320	12/04/17	7,300,253
13,000,000	1.600	08/22/18	13,003,208

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $157,402,719)			$157,420,699

Fixed Rate Municipal Debt Obligations – 1.7%
Commonwealth Bank of Australia
$4,000,000	1.400%	09/08/17	$4,000,021
Cooperatieve Rabobank U.A.
7,000,000	1.700	03/19/18	7,010,225
Skandinaviska Enskilda Banken AB
5,000,000	1.750 (a)	03/19/18	5,004,167
Swedbank AB
4,422,000	1.750 (a)	03/12/18	4,427,054
Wells Fargo Bank N.A.
4,500,000	1.650	01/22/18	4,502,869

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $24,937,556)			$24,944,336

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Time Deposits – 16.4%
Abbey National Treasury Services PLC
$40,000,000	1.080%		09/01/17	$40,000,712
Australia & New Zealand Banking Group Ltd.
15,000,000	1.180		09/06/17	15,001,828
DNB Bank ASA
40,000,000	1.080		09/01/17	40,000,000
National Bank of Kuwait
30,000,000	1.120		09/01/17	30,000,000
Nordea Bank AB
39,900,000	1.080		09/01/17	39,900,000
Skandinaviska Enskilda Banken AB
40,000,000	1.080		09/01/17	40,000,000
Swedbank AB
40,000,000	1.170		09/05/17	40,004,005

TOTAL TIME DEPOSITS
(Cost $244,900,000)				$244,906,545

U.S. Government Agency Obligations – 0.6%
Overseas Private Investment Corp. (USA) (3 Mo. U.S. T-Bill Factor + 0.00%)
$8,802,228	1.100	%(b)	09/20/17	$8,802,228
(Cost $8,802,228)

Variable Rate Municipal Debt Obligations(c) – 9.6%
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012- T0014 (JPMorgan Chase Bank N.A., LIQ)(a)
$7,000,000	1.260%		09/01/17	$7,000,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(a)
5,000,000	1.260		09/01/17	5,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012- T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	1.260		09/01/17	30,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
19,300,000	1.240		09/07/17	19,300,000
Montgomery County, Tennessee IDB VRDN RB for Hankook Tire Manufacturing LP Project Series 2016 A (Kookmin Bank, LOC)(a)
26,650,000	1.400		09/07/17	26,650,000
Providence St. Joseph Health Obligated Group VRDN RB Series 2012-E (U.S. Bank N.A., SBPA)
30,900,000	1.230		09/07/17	30,900,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
24,695,000	1.180		09/07/17	24,695,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $143,545,000)				$143,545,000

Variable Rate Obligations(b) – 34.6%
Abbey National Treasury Services PLC (1 Mo. LIBOR + 0.18%)
$4,500,000	1.411%		12/04/17	$4,501,466
Australia & New Zealand Banking Group Ltd. (1 Mo. LIBOR + 0.15%)
10,000,000	1.381	(a)	07/19/18	9,999,074
Australia & New Zealand Banking Group Ltd. (1 Mo. LIBOR + 0.09%)
10,000,000	1.318	(a)	01/18/18	10,000,162
Banco Del Estado De Chile (1 Mo. LIBOR + 0.22%)
11,000,000	1.451		10/20/17	11,003,501
Bank of Montreal (1 Mo. LIBOR + 0.54%)
4,000,000	1.769		01/11/18	4,006,311
Bank of Montreal (1 Mo. LIBOR + 0.19%)
20,000,000	1.421		05/04/18	20,002,940
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.23%)
15,000,000	1.458		09/17/18	14,985,134
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.43%)
4,000,000	1.732		10/06/17	4,002,101
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.16%)
4,500,000	1.381		03/09/18	4,502,175
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.15%)
7,000,000	1.454	(a)	04/13/18	7,003,468
Bedford Row Funding Corp. (1 Mo. LIBOR + 0.15%)
8,000,000	1.381	(a)	02/20/18	8,000,363
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.41%)
5,000,000	1.714	(a)	10/12/17	5,002,908
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.53%)
3,600,000	1.761	(a)	01/19/18	3,606,346
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.23%)
15,000,000	1.466		09/21/18	14,996,745
Collateralized Commercial Paper Co., LLC (1 Mo. LIBOR + 0.16%)
4,000,000	1.394		10/26/17	4,000,986
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.18%)
13,000,000	1.483	(a)	07/06/18	13,000,755
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.45%)
2,000,000	1.764	(a)	10/25/17	2,001,619
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.60%)(a)
4,500,000	1.828		01/17/18	4,508,577
12,000,000	1.836		01/24/18	12,023,931
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.18%)
10,000,000	1.414	(a)	08/23/18	9,999,507
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.11%)
13,000,000	1.427	(a)	04/27/18	13,006,775
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.12%)
10,000,000	1.433	(a)	04/23/18	10,005,841
Credit Suisse AG (1 Mo. LIBOR + 0.21%)
10,000,000	1.439		01/08/18	10,001,060
Dexia Credit Local (1 Mo. LIBOR + 0.38%)
3,000,000	1.611		12/07/17	3,002,563
Dexia Credit Local (1 Mo. LIBOR + 0.37%)
5,000,000	1.601		04/04/18	5,006,169
Dexia Credit Local (1 Mo. LIBOR + 0.48%)
6,000,000	1.714		01/29/18	6,009,333

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value
Variable Rate Obligations(b) – (continued)
Dexia Credit Local (1 Mo. LIBOR + 0.41%)
$4,000,000	1.645%		11/22/17	$4,003,382
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.06%)
10,000,000	1.294	(a)	09/25/17	10,000,745
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.19%)
8,500,000	1.418	(a)	09/18/17	8,501,028
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.22%)(a)
3,000,000	1.451		09/07/17	3,000,169
4,500,000	1.454		10/27/17	4,501,569
Fairway Finance Co., LLC (1 Mo. LIBOR + 0.15%)
5,000,000	1.379	(a)	10/11/17	5,000,989
HSBC Bank PLC (1 Mo. LIBOR + 0.41%)
10,000,000	1.641	(a)	11/10/17	10,007,568
HSBC Bank PLC (1 Mo. LIBOR + 0.46%)
6,000,000	1.692	(a)	11/01/17	6,004,656
Mitsubishi UFJ Trust and Banking Corp. (1 Mo. LIBOR + 0.19%)
10,000,000	1.426		03/01/18	9,995,020
Mitsubishi UFJ Trust and Banking Corp. (1 Mo. LIBOR + 0.30%)
4,000,000	1.531		10/05/17	4,001,280
Mizuho Bank Ltd. (1 Mo. LIBOR + 0.28%)
7,000,000	1.509		10/12/17	7,002,427
Mizuho Bank Ltd. (1 Mo. LIBOR + 0.40%)
4,000,000	1.632		09/01/17	4,000,053
National Australia Bank Ltd. (1 Mo. LIBOR + 0.30%)
8,000,000	1.532	(a)	04/03/18	8,008,186
National Australia Bank Ltd. (3 Mo. LIBOR + 0.34%)
4,500,000	1.563	(a)	12/06/17	4,504,292
Norinchukin Bank (The) (1 Mo. LIBOR + 0.18%)
11,000,000	1.409		01/11/18	11,001,761
Norinchukin Bank (The) (1 Mo. LIBOR + 0.23%)
8,000,000	1.464		10/27/17	8,002,916
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.18%)
6,000,000	1.479	(a)	04/03/18	6,003,546
Oversea-Chinese Banking Corp., Ltd. (1 Mo. LIBOR + 0.14%)
11,000,000	1.371	(a)	11/06/17	11,002,463
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.33%)
4,000,000	1.645	(a)	11/15/17	4,003,203
Oversea-Chinese Banking Corp., Ltd. (1 Mo. LIBOR + 0.20%)
8,000,000	1.429	(a)	09/11/17	8,000,641
Royal Bank of Canada (1 Mo. LIBOR + 0.21%)
5,000,000	1.439		08/09/18	4,999,932
Royal Bank of Canada (1 Mo. LIBOR + 0.24%)
8,000,000	1.471		04/19/18	8,003,858
Standard Chartered Bank (1 Mo. LIBOR + 0.40%)
5,000,000	1.629		01/11/18	5,004,647
10,000,000	1.631		01/19/18	10,009,660
Standard Chartered Bank (1 Mo. LIBOR + 0.65%)
13,000,000	1.884		10/27/17	13,013,311
Sumitomo Mitsui Banking Corp. (1 Mo. LIBOR + 0.27%)
6,000,000	1.501		10/06/17	6,001,506
Sumitomo Mitsui Banking Corp. (1 Mo. LIBOR + 0.18%)
16,000,000	1.414		03/02/18	15,998,757
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.25%)
5,000,000	1.484		10/27/17	5,001,586
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.14%)
10,000,000	1.369		09/08/17	10,000,347

Variable Rate Obligations(b) – (continued)
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.18%)
$5,000,000	1.408%		01/18/18	$5,000,698
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.30%)
4,500,000	1.534		09/25/17	4,500,873
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.44%)
7,000,000	1.672		11/02/17	7,005,218
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.32%)
5,000,000	1.624		01/17/18	5,006,006
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.23%)
5,000,000	1.461		08/20/18	5,000,809
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.15%)
6,000,000	1.446		04/03/18	6,003,188
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.32%)
9,000,000	1.637		01/26/18	9,010,973
Westpac Banking Corp. (1 Mo. LIBOR + 0.47%)
7,000,000	1.704	(a)	01/26/18	7,010,412
Westpac Banking Corp. (1 Mo. LIBOR + 0.15%)
10,000,000	1.379	(a)	07/13/18	9,997,343
Westpac Securities NZ Ltd. (1 Mo. LIBOR + 0.15%)
29,000,000	1.381	(a)	02/20/18	29,004,650

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $516,100,550)				$516,299,478

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $1,467,055,502)				$1,467,281,676

Repurchase Agreements(b)(d) – 1.7%
BNP Paribas (OBFR + 0.20%)
$20,000,000	1.360%		09/07/17	$20,000,154
Maturity Value: $20,131,467
Settlement Date: 03/24/17

Collateralized by various corporate security issuers, 0.000% to
8.125%, due 07/16/20 to 05/15/37 and a sovereign debt security issuer, 10.125%, due 05/15/27. The aggregate market value of the collateral, including accrued interest, was $21,952,547.

Mizuho Securities USA Inc. (3 Mo. LIBOR + 0.95%)
5,000,000	2.262	(e)	11/29/17	5,000,184
Maturity Value: $5,066,602
Settlement Date: 05/08/17
Collateralized by various corporate security issuers, 1.407% to 12.000%, due 05/03/18 to 05/15/46. The aggregate market value of the collateral, including accrued interest, was $5,305,255.

TOTAL REPURCHASE AGREEMENTS
(Cost $25,000,000)				$25,000,338

TOTAL INVESTMENTS – 100.0%
(Cost $1,492,055,502)				$1,492,282,014

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%				(423,265)

NET ASSETS – 100.0%				$1,491,858,749

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2017, these securities amounted to $290,792,007 or approximately 19.5% of net assets.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.
(c)	Rate shown is that which is in effect on August 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Unless noted, all repurchase agreements were entered into on August 31, 2017.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2017, these securities amounted to $5,000,184 or approximately 0.3% of net assets, and are unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
IDB	—Industrial Development Board
LIBOR	—London Interbank Offered Rate
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – 99.7%
Alabama – 2.5%
Huntsville Health Care Authority CP Series 2017
$200,000	0.870%	10/23/17	$200,003

California – 12.2%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Lakeside Village Apartments Series 2011 A (FHLMC, LIQ) (FHLMC, LOC)(a)
140,000	0.730	09/07/17	140,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1997 L-5(a)
100,000	0.750	09/07/17	100,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2017 04-I
150,000	0.940	09/05/17	150,005
150,000	0.960	10/18/17	150,017
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows II Project Series 1998 C (FNMA) (FNMA, LIQ)(a)
200,000	0.770	09/07/17	200,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2016 B-1 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
135,000	0.720	09/01/17	135,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-2(a)
100,000	0.800	09/07/17	100,000

			975,022

Connecticut – 3.1%
State of Connecticut GO VRDN Refunding SIFMA Index Series 2015 D (SIFMA + 0.75%)
250,000	1.540	06/15/18	250,964

District of Columbia – 2.5%
District of Columbia Income Tax Secured VRDN RB Refunding SIFMA Series 2014 B (SIFMA + 0.30%)
200,000	1.090	12/01/17	200,044

Georgia – 3.1%
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-1(a)
250,000	0.760	09/07/17	250,000

Illinois – 4.4%
Illinois Development Finance Authority VRDN RB for Evanston Northwestern Healthcare Corp. Series 2001 C Convertible RMKT (Wells Fargo Bank N.A., SPA)(a)
150,000	0.830	09/01/17	150,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-3 RMKT (JPMorgan Chase Bank N.A., SPA)(a)
100,000	0.800	09/07/17	100,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-4 (TD Bank N.A., SPA)(a)
100,000	0.770	09/07/17	100,000

			350,000

Municipal Debt Obligations – (continued)
Indiana – 3.9%
Indiana Health Facilities Financing Authority VRDN RB Refunding for Ascension Health Services Series 2003 E-6 RMKT(a)
115,000	0.780	09/07/17	115,000
Purdue University VRDN RB for Student Facilities System Series 2004 A(a)
200,000	0.720	09/07/17	200,000

			315,000

Maryland – 2.5%
County of Montgomery CP BANS Series 2017 10-A (PNC Bank N.A., LIQ)
200,000	0.910	10/03/17	200,012

Massachusetts – 7.5%
Massachusetts Department of Transportation Metropolitan Highway System VRDN RB Refunding for Contract Assistance Series 2010 A-3 RMKT (Landesbank Hessen- Thueringen Gironzentrale, LOC)(a)
200,000	0.780	09/07/17	200,000
Massachusetts Health & Educational Facilities Authority CP Series 2017 H-1
200,000	0.920	09/05/17	200,004
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y(a)
100,000	0.750	09/07/17	100,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-1 RMKT (U.S. Bank N.A., SPA)(a)
100,000	0.750	09/01/17	100,000

			600,004

Minnesota – 6.3%
County of Hennepin GO VRDN Series 2017 B (U.S. Bank N.A., SPA)(a)
200,000	0.770	09/07/17	200,000
Rochester Health Care Facilities CP Series 2017
300,000	0.870	09/06/17	300,006

			500,006

Mississippi – 3.1%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 G (GTY AGMT – Chevron Corp.)(a)
250,000	0.840	09/01/17	250,000

Missouri – 3.1%
Curators University of Missouri CP Series 2017 A
250,000	0.940	10/04/17	250,030

Multi-State – 3.1%
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)(a)
250,000	0.810	09/07/17	250,000

New Jersey – 1.9%
County of Bergen GO BANS Refunding Series 2016 B
150,000	2.000	12/14/17	150,458

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
New York – 7.5%
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-3 (Citibank N.A., LOC)(a)
$100,000	0.760%	09/07/17	$100,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ) (FNMA, LOC)(a)
300,000	0.800	09/07/17	300,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)(a)
200,000	0.860	09/01/17	200,000

			600,000

North Carolina – 8.7%
North Carolina Capital Facilities Finance Agency Educational Facilities VRDN RB Refunding for Wake Forest University Series 2004 A(a)
300,000	0.790	09/07/17	300,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1991 B(a)
140,000	0.730	09/07/17	140,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2001 B(a)
255,000	0.750	09/07/17	255,000

			695,000

Ohio – 5.6%
City of Columbus GO VRDN for Sanitation Sewer System Series 2006-1(a)
245,000	0.750	09/07/17	245,000
Ohio Higher Educational Facility Commission CP Series 2017 B-5
200,000	0.900	10/19/17	200,019

			445,019

Oklahoma – 1.2%
Oklahoma Turnpike Authority VRDN RB Refunding for Second Senior Bonds Series 2006 B RMKT (Royal Bank of Canada, SPA)(a)
100,000	0.820	09/01/17	100,000

Texas – 13.2%
City of San Antonio Electric & Gas Systems CP Series 2017 B (State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
200,000	0.890	10/11/17	200,004
Gulf Coast, Texas IDA VRDN RB for ExxonMobil Project Series 2012(a)
300,000	0.850	09/01/17	300,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 Subseries C-1 RMKT(a)
150,000	0.880	09/01/17	150,000
State of Texas GO VRDN for Veterans Bonds Series 2016 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
150,000	0.800	09/07/17	150,000
State of Texas TRANS Series 2017(b)
100,000	4.000	08/30/18	103,051

Municipal Debt Obligations – (continued)
Texas – (continued)
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 B(a)
150,000	0.750	09/07/17	150,000

			1,053,055

Utah – 3.1%
City of Murray Hospital VRDN RB for IHC Health Services, Inc. Series 2003 D(a)
250,000	0.840	09/01/17	250,000

Virginia – 1.2%
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 A RMKT (Northern Trust Co., LOC)(a)
100,000	0.820	09/07/17	100,000

TOTAL INVESTMENTS – 99.7%
(Cost $7,984,466)			$7,984,617

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			20,741

NET ASSETS – 100.0%			$8,005,358

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Rate shown is that which is in effect on August 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b) All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
BANS	—Bond Anticipation Notes
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
RB	—Revenue Bond
RMKT	—Remarketed
SIFMA	—Securities Industry and Financial Markets Association
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 101.1%
United States Cash Management Bills(a)
$500,000,000	1.067%		01/02/18	$498,214,792
1,500,000,000	1.082		01/02/18	1,494,567,497
United States Treasury Bills
438,700,000	1.010		09/14/17	438,543,165
75,000,000	0.948		09/21/17	74,961,250
120,025,000	1.061		10/12/17	119,882,837
247,500,000	1.184		10/12/17	247,173,025
475,000,000	1.189		10/12/17	474,369,767
340,950,000	1.067		10/19/17	340,474,943
2,192,500,000	1.072		10/19/17	2,189,430,496
189,000,000	1.102		10/19/17	188,727,840
56,000,000	1.103		10/19/17	55,919,360
300,500,000	1.200		10/26/17	299,960,561
1,397,000,000	1.205		10/26/17	1,394,481,518
89,700,000	0.993		11/02/17	89,549,765
393,200,000	0.996		11/02/17	392,539,751
36,700,000	1.001		11/02/17	36,638,059
10,700,000	1.006		11/02/17	10,681,849
156,875,000	1.010		11/02/17	156,607,528
53,700,000	1.011		11/02/17	53,608,441
34,500,000	1.016		11/02/17	34,440,880
9,500,000	1.022		11/02/17	9,483,639
303,500,000	1.082		11/02/17	302,945,945
463,700,000	1.087		11/02/17	462,849,498
127,700,000	1.090		11/02/17	127,465,227
882,700,000	1.092		11/02/17	881,073,381
495,600,000	1.037		11/09/17	494,635,851
2,860,000,000	1.061		11/09/17	2,854,299,067
5,135,500,000	1.036		11/16/17	5,124,495,784
169,300,000	1.042		11/16/17	168,935,441
84,200,000	1.056		11/16/17	84,016,023
78,100,000	1.057		11/16/17	77,929,352
9,900,000	1.063		11/16/17	9,878,264
19,200,000	1.072		11/16/17	19,157,440
12,600,000	1.078		11/16/17	12,571,937
4,800,000	1.083		11/16/17	4,789,259
13,300,000	1.087		11/16/17	13,270,097
5,800,000	1.093		11/16/17	5,786,898
2,100,000	1.095		11/16/17	2,095,245
7,700,000	1.098		11/16/17	7,682,525
5,457,500,000	1.020		11/24/17	5,444,765,811
230,000,000	1.031		11/24/17	229,457,967
8,700,000	1.052		11/24/17	8,679,091
59,500,000	1.057		11/24/17	59,356,308
9,000,000	1.062		11/24/17	8,978,160
58,500,000	1.067		11/24/17	58,357,358
249,100,000	1.068		11/24/17	248,492,611
589,100,000	1.071		11/24/17	587,660,141
414,600,000	1.073		11/24/17	413,584,230
112,500,000	1.015		11/30/17	112,220,156
503,600,000	1.031		11/30/17	502,328,410
3,549,800,000	1.083		11/30/17	3,540,393,030
168,000,000	1.094		12/07/17	167,515,647
12,000,000	1.114		12/07/17	11,964,757
5,900,000	1.130		12/14/17	5,881,166
1,200,000	1.150		12/28/17	1,195,575

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
3,800,000	1.140		02/01/18	3,781,993
18,500,000	1.145		02/01/18	18,411,940
6,100,000	1.150		02/01/18	6,070,834
87,100,000	1.119		02/08/18	86,676,113
4,700,000	1.130		02/08/18	4,676,918
60,800,000	1.140		02/08/18	60,498,702
United States Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.14%)
165,850,000	1.163	(b)	01/31/19	165,866,483
United States Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.27%)
5,965,756,000	1.295	(b)	01/31/18	5,973,304,016
United States Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.19%)
4,304,100,000	1.213	(b)	04/30/18	4,309,975,496
United States Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.17%)(b)
4,604,526,000	1.191		10/31/17	4,605,811,354
2,386,400,000	1.197		07/31/18	2,389,374,384
United States Treasury Notes
51,300,000	0.750		10/31/17	51,270,935
179,200,000	1.875		10/31/17	179,422,712
153,000,000	4.250		11/15/17	153,987,363
52,100,000	2.250		11/30/17	52,249,578
240,300,000	2.625		01/31/18	241,742,879

TOTAL INVESTMENTS – 101.1%				$48,958,086,315

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%				(539,612,853)

NET ASSETS – 100.0%				$48,418,473,462

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) All or a portion represents a forward commitment.
(b) Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 37.1%
United States Cash Management Bills(a)
$13,000,000	1.067%		01/02/18	$12,953,585
9,700,000	1.072		01/02/18	9,665,201
United States Treasury Bills
73,200,000	1.082		11/02/17	73,066,369
81,300,000	1.087		11/02/17	81,150,882
19,000,000	1.090		11/02/17	18,965,069
306,000,000	1.092		11/02/17	305,436,110
173,700,000	1.037		11/09/17	173,362,081
361,500,000	1.061		11/09/17	360,779,410
12,200,000	1.082		11/09/17	12,175,214
9,200,000	1.087		11/09/17	9,181,220
14,000,000	1.051		11/16/17	13,969,558
51,100,000	1.056		11/16/17	50,988,346
5,800,000	1.072		11/16/17	5,787,143
8,300,000	1.078		11/16/17	8,281,514
4,600,000	1.083		11/16/17	4,589,706
13,800,000	1.087		11/16/17	13,768,973
6,000,000	1.093		11/16/17	5,986,447
12,200,000	1.095		11/16/17	12,172,377
800,000	1.098		11/16/17	798,184
53,100,000	1.025		11/24/17	52,975,481
10,100,000	1.033		11/24/17	10,076,139
9,100,000	1.052		11/24/17	9,078,130
49,000,000	1.057		11/24/17	48,881,665
106,300,000	1.068		11/24/17	106,040,805
51,300,000	1.071		11/24/17	51,174,614
94,200,000	1.073		11/24/17	93,969,210
27,600,000	1.031		11/30/17	27,530,310
289,000,000	1.083		11/30/17	288,234,150
175,100,000	1.094		12/07/17	174,595,177
11,700,000	1.114		12/07/17	11,665,638
247,800,000	1.125		12/14/17	247,012,547
7,300,000	1.130		12/14/17	7,276,697
600,000	1.150		12/28/17	597,787
5,600,000	1.062		01/04/18	5,579,778
72,200,000	1.130		01/18/18	71,891,957
172,300,000	1.145		01/25/18	171,517,375
169,400,000	1.150		01/25/18	168,627,113
3,800,000	1.145		02/01/18	3,781,912
30,700,000	1.150		02/01/18	30,553,216
5,700,000	1.130		02/08/18	5,672,007
47,400,000	1.140		02/08/18	47,165,107
3,300,000	1.114		02/22/18	3,282,614
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
48,500,000	1.083	(b)	07/31/19	48,499,927
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.07%)
1,008,700,000	1.093	(b)	04/30/19	1,008,987,883
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
16,700,000	1.163	(b)	01/31/19	16,701,660
United States Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.17%)(b)
190,000,000	1.191		10/31/17	189,980,815
401,700,000	1.197		07/31/18	401,745,378

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.19%)
$722,500,000	1.213	%(b)	04/30/18	$722,509,539
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.27%)
1,146,300,000	1.295	(b)	01/31/18	1,147,093,617
United States Treasury Notes
164,950,000	4.250		11/15/17	166,050,359
25,000,000	2.250		11/30/17	25,075,499
85,000,000	2.625		01/31/18	85,510,707

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$6,622,412,202

Repurchase Agreements(c) – 63.0%
Bank of Montreal
$65,000,000	1.050	%(d)	09/07/17	$65,000,000
Maturity Value: $65,115,646
Settlement Date: 08/24/17

Collateralized by a U.S. Treasury Bond, 2.250%, due 08/15/46
and U.S. Treasury Notes, 2.000% to 3.875%, due 05/15/18 to
11/15/26. The aggregate market value of the collateral,
including accrued interest, was $66,300,043.

BNP Paribas
100,000,000	1.060		09/01/17	100,000,000
Maturity Value: $100,002,944

Collateralized by U.S. Treasury Bonds, 3.125% to 3.625%, due
02/15/43 to 02/15/44, a U.S. Treasury Inflation-Indexed Note,
0.625%, due 01/15/24 and U.S. Treasury Notes, 2.000% to
2.375%, due 07/31/24 to 11/15/26. The aggregate market value of the collateral, including accrued interest, was $102,000,026.

950,000,000	1.050	(d)	09/07/17	950,000,000
Maturity Value: $950,858,959
Settlement Date: 08/14/17

Collateralized by U.S. Treasury Bills, 0.000%, due 11/16/17 to
06/21/18, a U.S. Treasury Bond, 7.625%, due 11/15/22, U.S.
Treasury Inflation-Indexed Bonds, 2.000% to 2.375%, due
01/15/25 to 01/15/26, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/28 to 05/15/45, U.S. Treasury
Notes, 0.750% to 2.750%, due 07/31/18 to 06/30/24 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/21 to 11/15/45. The aggregate market value of the
collateral, including accrued interest, was $969,000,003.

500,000,000	1.070	(d)	09/07/17	500,000,000
Maturity Value: $500,980,833
Settlement Date: 07/17/17

Collateralized by U.S. Treasury Bills, 0.000%, due 12/07/17 to
01/18/18, a U.S. Treasury Inflation-Indexed Bond, 2.000%, due
01/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due
04/15/20, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/22 to 05/15/29, U.S. Treasury Notes,
0.875% to 3.750%, due 10/15/17 to 08/31/24 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
11/15/45. The aggregate market value of the collateral,
including accrued interest, was $509,999,999.

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
BNP Paribas (Overnight Treasury + 0.02%)
$700,000,000	1.080	%(b)(d)	09/01/17	$700,000,000
Maturity Value: $712,096,000
Settlement Date: 02/23/16

Collateralized by a U.S. Treasury Bill, 0.000%, due 02/08/18,
U.S. Treasury Inflation-Indexed Bonds, 0.750% to 2.125%, due
02/15/40 to 02/15/45, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.625%, due 04/15/21 to 01/15/24, a U.S. Treasury
Interest-Only Stripped Security, 0.000%, due 02/15/30 and U.S.
Treasury Notes, 0.875% to 2.750%, due 12/31/17 to 01/31/23.
The aggregate market value of the collateral, including accrued interest, was $714,000,000.

Citigroup Global Markets, Inc.
150,000,000	1.010		09/01/17	150,000,000
Maturity Value: $150,004,208
Collateralized by U.S. Treasury Notes, 1.125% to 1.250%, due 01/31/19 to 03/31/19. The aggregate market value of the collateral, including accrued interest, was $153,000,093.
41,200,000	1.060		09/01/17	41,200,000
Maturity Value: $41,201,213
Collateralized by a U.S. Treasury Note, 1.625%, due 06/30/19. The market value of the collateral, including accrued interest, was $42,024,062.

Credit Agricole Corporate and Investment Bank
200,000,000	1.030		09/01/17	200,000,000
Maturity Value: $200,040,056
Settlement Date: 08/25/17

Collateralized by a U.S. Treasury Bond, 3.750%, due 11/15/43,
U.S. Treasury Notes, 0.750% to 2.125%, due 01/31/18 to
07/31/24 and a U.S. Treasury Principal-Only Stripped Security,
0.000%, due 08/15/44. The aggregate market value of the
collateral, including accrued interest, was $204,000,058.

500,000,000	1.030		09/06/17	500,000,000
Maturity Value: $500,100,139
Settlement Date: 08/30/17

Collateralized by a U.S. Treasury Floating Rate Note, 1.191%,
due 10/31/17, a U.S. Treasury Inflation-Indexed Bond, 2.500%,
due 01/15/29 and U.S. Treasury Notes, 0.750% to 3.625%, due
03/31/18 to 07/31/22. The aggregate market value of the
collateral, including accrued interest, was $510,000,044.

Deutsche Bank Securities, Inc.
300,000,000	1.070		09/01/17	300,000,000
Maturity Value: $300,008,917

Collateralized by a U.S. Treasury Bond, 7.625%, due 02/15/25, a
U.S. Treasury Inflation-Indexed Note, 0.125%, due 07/15/24
and a U.S. Treasury Note, 2.750%, due 11/15/23. The
aggregate market value of the collateral, including accrued
interest, was $306,000,052.

Federal Reserve Bank of New York
1,400,000,000	1.000		09/01/17	1,400,000,000
Maturity Value: $1,400,038,889

Collateralized by U.S. Treasury Bonds, 2.750% to 4.625%, due
02/15/40 to 11/15/42 and U.S. Treasury Notes, 1.625% to
2.000%, due 08/15/22 to 02/15/23. The aggregate market value of the collateral, including accrued interest, was
$1,400,038,958.

Repurchase Agreements(c) – (continued)
Fixed Income Clearing Corp.
$49,000,000	1.100		09/01/17	49,000,000
Maturity Value: $49,001,497
Collateralized by a U.S. Treasury Note, 1.750%, due 09/30/22. The market value of the collateral, including accrued interest, was $49,980,071.
2,450,000,000	1.100		09/01/17	2,450,000,000
Maturity Value: $2,450,074,861

Collateralized by a U.S. Treasury Bond, 3.000%, due 11/15/44
and U.S. Treasury Notes, 1.250% to 1.500%, due 08/31/19 to
08/15/26. The aggregate market value of the collateral,
including accrued interest, was $2,499,000,023.

HSBC Securities (USA), Inc.
400,000,000	1.050		09/01/17	400,000,000
Maturity Value: $400,011,667
Collateralized by a U.S. Treasury Bond, 2.750%, due 08/15/47 and a U.S. Treasury Note, 1.625%, due 08/31/22. The aggregate market value of the collateral, including accrued interest, was $408,000,215.

ING Financial Markets LLC
250,000,000	1.050		09/01/17	250,000,000
Maturity Value: $250,007,292

Collateralized by a U.S. Treasury Bond, 3.875%, due 08/15/40
and U.S. Treasury Notes, 1.000% to 3.500%, due 02/15/18 to
11/30/22. The aggregate market value of the collateral,
including accrued interest, was $255,000,362.

J.P. Morgan Securities LLC
2,700,000	1.060		09/01/17	2,700,000
Maturity Value: $2,700,080
Collateralized by a U.S. Treasury Note, 1.750%, due 11/30/21. The market value of the collateral, including accrued interest, was $2,757,506.
500,000,000	1.030	(d)(e)	09/07/17	500,000,000
Maturity Value: $513,261,245
Settlement Date: 03/02/15

Collateralized by U.S. Treasury Notes, 1.375% to 2.375%, due
07/15/20 to 08/15/24 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/24 to 11/15/44. The
aggregate market value of the collateral, including accrued
interest, was $510,004,037.

Joint Repurchase Agreement Account I
1,303,300,000	1.060		09/01/17	1,303,300,000
Maturity Value: $1,303,338,375

Merrill Lynch, Pierce, Fenner & Smith, Inc.
52,000,000	1.060		09/01/17	52,000,000
Maturity Value: $52,001,531
Collateralized by a U.S. Treasury Note, 2.250%, due 01/31/24. The market value of the collateral, including accrued interest, was $53,040,047.
100,000,000	1.060		09/01/17	100,000,000
Maturity Value: $100,002,944
Collateralized by a U.S. Treasury Note, 2.125%, due 05/15/25. The market value of the collateral, including accrued interest, was $102,000,066.

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Metropolitan Life Insurance Co.
$25,000,000	1.100%		09/01/17	$25,000,000
Maturity Value: $25,000,764
Collateralized by a U.S. Treasury Note, 2.250%, due 11/15/25. The market value of the collateral, including accrued interest, was $25,508,833.

Nomura Securities International, Inc.
600,000,000	1.070		09/01/17	600,000,000
Maturity Value: $600,017,833

Collateralized by a U.S. Treasury Floating Rate Note, 1.163%,
due 01/31/19, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 01/31/18 to 05/15/21, U.S. Treasury Notes,
1.625% to 2.375%, due 07/31/19 to 08/15/24 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 05/15/20 to
08/15/40. The aggregate market value of the collateral,
including accrued interest, was $612,000,058.

Norinchukin Bank
40,000,000	1.150	(f)	10/23/17	40,000,000
Maturity Value: $40,079,222
Settlement Date: 08/22/17
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.375%, due 01/15/27. The market value of the collateral, including accrued interest, was $40,800,075.
40,000,000	1.150	(f)	10/31/17	40,000,000
Maturity Value: $40,088,167
Settlement Date: 08/23/17
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.375%, due 01/15/27. The market value of the collateral, including accrued interest, was $40,800,075.

Societe Generale (OBFR – 0.10%)
150,000,000	1.060	(b)	09/07/17	150,000,000
Maturity Value: $151,461,914
Settlement Date: 10/18/16
Collateralized by U.S. Treasury Notes, 1.625% to 2.250%, due 08/31/22 to 11/15/25. The aggregate market value of the collateral, including accrued interest, was $153,000,081.

Wells Fargo Securities LLC
350,000,000	1.060	(f)	09/29/17	350,000,000
Maturity Value: $350,309,167
Settlement Date: 08/30/17
Collateralized by a U.S. Treasury Note, 2.000%, due 12/31/21. The market value of the collateral, including accrued interest, was $357,000,017.

TOTAL REPURCHASE AGREEMENTS				$11,218,200,000

TOTAL INVESTMENTS – 100.1%				$17,840,612,202

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%				(25,815,692)

NET ASSETS – 100.0%				$17,814,796,510

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2017. Additional information on Joint Repurchase Agreement Account I appears on page 38.
(d)	The instrument is subject to a demand feature.
(e)	Variable or floating rate security. Rate shown is that which is in effect on August 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(f)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2017, these securities amounted to $430,000,000 or approximately 2.4% of net assets, and are unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
T-Bill	—Treasury Bill

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 36.7%
United States Cash Management Bills(a)
$8,000,000	1.067%		01/02/18	$7,971,437
6,000,000	1.072		01/02/18	5,978,475
United States Treasury Bills
59,400,000	1.082		11/02/17	59,291,562
48,000,000	1.087		11/02/17	47,911,960
11,700,000	1.090		11/02/17	11,678,490
188,900,000	1.092		11/02/17	188,551,900
69,400,000	1.037		11/09/17	69,264,988
200,000,000	1.061		11/09/17	199,601,333
5,000,000	1.082		11/09/17	4,989,842
3,700,000	1.087		11/09/17	3,692,447
576,700,000	1.036		11/16/17	575,464,262
10,600,000	1.051		11/16/17	10,576,951
27,300,000	1.056		11/16/17	27,240,350
3,000,000	1.078		11/16/17	2,993,318
1,900,000	1.083		11/16/17	1,895,748
13,200,000	1.087		11/16/17	13,170,322
5,800,000	1.093		11/16/17	5,786,898
5,000,000	1.095		11/16/17	4,988,679
800,000	1.098		11/16/17	798,184
52,100,000	1.025		11/24/17	51,977,826
61,800,000	1.033		11/24/17	61,653,998
8,700,000	1.052		11/24/17	8,679,091
46,900,000	1.057		11/24/17	46,786,737
9,000,000	1.062		11/24/17	8,978,160
5,600,000	1.067		11/24/17	5,586,345
43,000,000	1.068		11/24/17	42,895,152
20,800,000	1.071		11/24/17	20,749,161
39,200,000	1.073		11/24/17	39,103,960
26,400,000	1.031		11/30/17	26,333,340
283,500,000	1.083		11/30/17	282,748,725
173,700,000	1.094		12/07/17	173,199,214
5,000,000	1.114		12/07/17	4,985,315
122,800,000	1.125		12/14/17	122,409,769
7,100,000	1.130		12/14/17	7,077,335
300,000	1.150		12/28/17	298,894
3,500,000	1.062		01/04/18	3,487,361
44,400,000	1.130		01/18/18	44,210,566
105,200,000	1.145		01/25/18	104,722,158
103,500,000	1.150		01/25/18	103,027,781
1,600,000	1.145		02/01/18	1,592,384
18,800,000	1.150		02/01/18	18,710,112
3,300,000	1.130		02/08/18	3,283,793
27,700,000	1.140		02/08/18	27,562,731
2,000,000	1.114		02/22/18	1,989,463
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
26,600,000	1.163	(b)	01/31/19	26,602,644
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.07%)
329,200,000	1.093	(b)	04/30/19	329,334,618
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.27%)
394,800,000	1.295	(b)	01/31/18	395,171,476

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
$55,200,000	1.197	%(b)	07/31/18	$55,292,613
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
11,500,000	1.083	(b)	07/31/19	11,499,983
United States Treasury Notes
81,200,000	4.250		11/15/17	81,738,151
11,200,000	2.250%		11/30/17	11,233,272
43,600,000	2.625		01/31/18	43,861,962

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$3,408,631,236

Repurchase Agreements(c) – 64.1%
Federal Reserve Bank of New York
$5,950,000,000	1.000%		09/01/17	$5,950,000,000
Maturity Value: $5,950,165,278

Collateralized by U.S. Treasury Bonds, 2.750% to 8.000%, due
11/15/21 to 02/15/43 and U.S. Treasury Notes, 1.625% to
2.000%, due 08/15/22 to 02/15/23. The aggregate market value of the collateral, including accrued interest, was
$5,950,165,293.

TOTAL INVESTMENTS – 100.8%				$9,358,631,236

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%				(70,371,431)

NET ASSETS – 100.0%				$9,288,259,805

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2017.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2017

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2017, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$4,920,500,000	$4,920,644,881	$5,018,933,935
Treasury Obligations	1,303,300,000	1,303,338,375	1,329,372,340

REPURCHASE AGREEMENTS — At August 31, 2017, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations
Bank of Nova Scotia (The)	1.060%	$790,594,171	$209,405,829
BNP Paribas	1.060	1,869,755,214	495,244,786
Citigroup Global Markets, Inc.	1.060	362,724,605	96,075,395
Credit Agricole Corporate and Investment Bank	1.060	948,713,005	251,286,995
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.060	316,237,668	83,762,332
Wells Fargo Securities, LLC	1.060	632,475,337	167,524,663
TOTAL		$4,920,500,000	$1,303,300,000

At August 31, 2017, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	09/14/17 to 06/21/18
U.S. Treasury Bonds	2.500 to 9.125	05/15/18 to 05/15/46
U.S. Treasury Floating-Rate Note	1.197	07/31/18
U.S. Treasury Inflation-Indexed Bonds	0.750 to 3.875	01/15/25 to 02/15/47
U.S. Treasury Inflation-Indexed Notes	0.125 to 1.875	01/15/18 to 07/15/27
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/18 to 11/15/45
U.S. Treasury Notes	0.625 to 4.000	09/30/17 to 11/15/25
U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/18 to 11/15/45

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2017, the Government Fund had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 1, 2017, as follows:

Principal Amount	Maturity Value	Collateral Value
$7,618,700,000	$7,618,927,655	$7,829,067,373

REPURCHASE AGREEMENTS — At August 31, 2017, the Principal Amounts of the Government Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	1.070%	$661,755,801
Bank of America, N.A.	1.080	472,682,715
Bank of Nova Scotia (The)	1.080	2,079,803,946
BNP Paribas	1.080	718,477,727
Citigroup Global Markets, Inc.	1.080	613,542,164
TD Securities (USA) LLC	1.090	236,341,357
Wells Fargo Securities, LLC	1.070	2,836,096,290
TOTAL		$7,618,700,000

At August 31, 2017, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	1.550 to 3.330%	04/13/20 to 02/01/33
Federal Home Loan Bank	0.625 to 1.560	10/26/17 to 07/03/19
Federal Home Loan Mortgage Corp.	0.800 to 9.500	12/28/17 to 09/01/47
Federal Home Loan Mortgage Corp. Stripped Security	0.000	03/15/30
Federal National Mortgage Association	0.875 to 7.500	11/24/17 to 09/01/47
Federal National Mortgage Association Stripped Security	0.000	11/15/30
Government National Mortgage Association	2.2500 to 11.000	09/15/17 to 08/20/47
U.S. Treasury Bills	0.000	09/14/17 to 11/02/17
U.S. Treasury Bonds	2.250 to 7.625	11/15/22 to 08/15/47
U.S. Treasury Inflation-Indexed Bonds	1.750 to 2.125	01/15/28 to 02/15/40
U.S. Treasury Inflation-Indexed Notes	0.375 to 0.625	01/15/24 to 07/15/27
U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/20 to 05/15/43
U.S. Treasury Notes	0.750 to 2.625	08/31/18 to 08/15/25
U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/29 to 02/15/46

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2017

Federal Instruments Fund
Assets:
Investments, at value (cost $622,993,295, $37,439,986,320, $2,470,097,883, $1,467,055,502, $7,984,466, $48,958,086,315, $6,622,412,202 and $3,408,631,236)	$622,993,295
Repurchase agreements, at value (cost $0, $51,207,625,000, $89,000,000, $25,000,000, $0, $0, $11,218,200,000 and $5,950,000,000)	—
Cash	7,746,005
Receivables:
Interest	185,022
Fund shares sold	—
Investments sold	9,336,816
Reimbursement from investment advisor	5,787
Other assets	1,193
Total assets	640,268,118

Liabilities:
Payables:
Investments purchased	1,096,064
Dividend distribution	24,446
Fund shares redeemed	—
Management fees	99,691
Distribution and Service fees and Transfer Agency fees	5,552
Offering cost	—
Accrued expenses	343,445
Total liabilities	1,569,198

Net Assets:
Paid-in capital	638,687,795
Undistributed (distributions in excess of) net investment income	4,923
Accumulated net realized gain (loss)	6,202
Net unrealized gain	—
NET ASSETS	$638,698,920
Net Assets:
Institutional Shares	$556,457,427
Select Shares	47,299
Preferred Shares	50,252
Capital Shares	16,147,277
Administration Shares	50,767,423
Premier Shares	50,098
Service Shares	15,129,134
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	50,010
Class R6 Shares	—
Total Net Assets	$638,698,920
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	556,452,024
Select Shares	47,299
Preferred Shares	50,252
Capital Shares	16,147,120
Administration Shares	50,766,930
Premier Shares	50,097
Service Shares	15,128,987
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	50,009
Class R6 Shares	—
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00
Select Shares	1.00
Preferred Shares	1.00
Capital Shares	1.00
Administration Shares	1.00
Premier Shares	1.00
Service Shares	1.00
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	1.00
Class R6 Shares	—

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$37,439,986,320	$2,470,530,923	$1,467,281,676	$7,984,617	$48,958,086,315	$6,622,412,202	$3,408,631,236
51,207,625,000	88,999,967	25,000,338	—	—	11,218,200,000	5,950,000,000
127,259	6,224	33,725	83,463	76,282	889,951	23,712

43,294,100	1,824,917	1,286,194	8,612	23,353,120	8,223,199	2,233,183
16,290,581	—	83,040	—	1,528,858	4,295	1,188,200
—	—	—	150,000	1,449,609,562	—	—
—	—	4,072	—	—	—	—
189,589	17,140	6,255	28	107,180	45,095	18,983
88,707,512,849	2,561,379,171	1,493,695,300	8,226,720	50,432,761,317	17,849,774,742	9,362,095,314

128,538,472	—	—	103,045	1,992,782,288	22,618,786	13,949,912
32,839,039	1,143,803	724,962	2,051	12,182,462	5,356,612	2,228,574
20,485,502	—	624,898	—	476,244	3,347,467	55,837,218
12,073,430	356,975	198,503	6,028	7,369,819	2,614,470	1,431,129
781,573	21,949	12,408	78	409,485	145,302	88,072
—	—	—	12,236	—	—	—
1,858,504	311,380	275,780	97,924	1,067,557	895,595	300,604
196,576,520	1,834,107	1,836,551	221,362	2,014,287,855	34,978,232	73,835,509

88,510,885,617	2,559,114,503	1,491,632,401	8,005,041	48,418,462,531	17,814,380,544	9,287,806,221
4,130,232	(3,582)	(380)	143	1,495,626	924,499	83,593
(4,079,520)	1,136	216	23	(1,484,695)	(508,533)	369,991
—	433,007	226,512	151	—	—	—
$88,510,936,329	$2,559,545,064	$1,491,858,749	$8,005,358	$48,418,473,462	$17,814,796,510	$9,288,259,805

$79,411,936,527	$2,542,693,405	$1,467,979,062	$7,945,166	$44,355,447,926	$15,091,527,052	$8,619,491,400
2,921,971,208	9,847,044	18,081,672	10,059	47,839,409	67,864,644	7,333,347
553,780,972	1,418,238	1,002,711	10,048	39,754,043	123,436,477	14,565,190
893,496,000	1,007	407,445	10,042	1,054,816,848	269,416,887	215,819,550
4,138,361,602	5,515,559	4,282,194	10,031	2,817,291,101	1,307,550,386	237,557,397
101,311,118	1,005	1,005	—	56,059,272	1,002	15,511,842
337,218,596	66,801	102,656	10,009	47,233,480	954,845,556	144,727,769
55,505,617	—	—	—	—	—	—
5,937,152	—	—	—	—	—	—
74,864,520	1,003	1,002	10,003	1,000	1,001	1,001
3,779,501	1,002	1,002	—	30,383	153,505	33,252,309
12,773,516	—	—	—	—	—	—
$88,510,936,329	$2,559,545,064	$1,491,858,749	$8,005,358	$48,418,473,462	$17,814,796,510	$9,288,259,805

79,411,886,131	2,541,915,416	1,467,488,400	7,944,981	44,355,440,229	15,091,174,672	8,619,070,289
2,921,969,354	9,844,031	18,076,887	10,058	47,839,401	67,863,061	7,332,991
553,780,620	1,417,804	1,002,406	10,048	39,754,036	123,433,596	14,564,482
893,495,433	1,007	407,314	10,042	1,054,816,665	269,410,600	215,809,074
4,138,358,970	5,513,872	4,280,823	10,031	2,817,290,612	1,307,519,855	237,545,863
101,311,053	1,005	1,005	—	56,059,261	1,002	15,511,088
337,218,382	66,780	102,627	10,009	47,233,471	954,823,258	144,720,740
55,505,582	—	—	—	—	—	—
5,937,148	—	—	—	—	—	—
74,864,473	1,003	1,002	10,003	1,000	1,001	1,000
3,779,499	1,002	1,002	—	30,383	153,501	33,250,694
12,773,508	—	—	—	—	—	—

$1.00	$1.0003	$1.0003	$1.0000	$1.00	$1.00	$1.00
1.00	1.0003	1.0003	1.0001	1.00	1.00	1.00
1.00	1.0003	1.0003	1.0000	1.00	1.00	1.00
1.00	1.0003	1.0003	1.0000	1.00	1.00	1.00
1.00	1.0003	1.0003	1.0000	1.00	1.00	1.00
1.00	1.0003	1.0003	—	1.00	1.00	1.00
1.00	1.0003	1.0003	1.0000	1.00	1.00	1.00
1.00	—	—	—	—	—	—
1.00	—	—	—	—	—	—
1.00	1.0003	1.0003	1.0000	1.00	1.00	1.00
1.00	1.0003	1.0003	—	1.00	1.00	1.00
1.00	—	—	—	—	—	—

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2017

Federal Instruments Fund
Investment income:
Interest income — from unaffiliated issuers	$4,887,482
Interest income — from affiliated issuers	—
Total investment income	4,887,482

Expenses:
Fund-Level Expenses:
Management fees	1,405,782
Transfer Agency fees	68,575
Custody, accounting and administrative services	22,938
Registration fees	138,095
Printing and mailing fees	132,891
Professional fees	103,163
Trustee fees	15,876
Amortization of offering costs	10,667
Other	23,267
Subtotal	1,921,254
Class Specific Expenses:
Administration Share fees	118,658
Capital Share fees	24,110
Service Share fees	72,582
Select Share fees	14
Preferred Share fees	50
Resource Share fees	—
Premier Share fees	175
Distribution fees — Resource Shares	—
Distribution and Service fees — Class A Shares	—
Distribution fees — Class C Shares(a)	—
Cash Management Share fees	250
Distribution fees — Cash Management Shares	150
Class C Share fees(a)	—
Total expenses	2,137,243
Less — expense reductions	(533,526)
Net expenses	1,603,717
NET INVESTMENT INCOME	$3,283,765
Net realized gain (loss) from investment transactions	16,482
Unrealized gain from investment transactions	—
Net realized and unrealized gain (loss)	16,482
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,300,247

(a)	At the close of business on October 11, 2016, Class C Shares of the Prime Obligations Fund were liquidated.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$670,526,085	$25,867,092	$13,612,815	$59,156	$337,877,699	$135,883,512	$65,278,977
94,393	—	—	—	—	15,653	—
670,620,478	25,867,092	13,612,815	59,156	337,877,699	135,899,165	65,278,977

188,814,877	5,995,249	3,148,205	16,638	102,865,938	41,673,547	19,852,352
9,210,482	292,451	153,571	812	5,017,851	2,032,856	968,407
3,193,543	306,723	225,050	192,234	1,736,129	722,291	349,479
1,012,431	237,633	250,901	104,089	578,749	410,334	165,399
636,269	126,940	93,825	41,824	750,203	114,754	97,051
263,935	137,390	108,557	109,306	224,872	161,584	151,570
233,514	19,600	13,413	10,963	147,347	41,704	29,650
—	—	—	151,820	—	—	—
869,734	224,266	142,346	67,267	539,578	263,373	149,222
204,234,785	7,340,252	4,135,868	694,953	111,860,667	45,420,443	21,763,130

9,677,814	68,349	201,748	25	5,378,036	3,288,294	526,943
1,997,522	8,060	14,238	15	972,693	439,071	373,942
1,837,269	9,433	135,168	50	342,537	4,671,412	841,230
828,799	31,014	3,758	3	18,017	40,625	2,908
724,145	7,235	23,172	10	49,666	117,100	32,910
387,831	5	19,908	50	5	5	5
227,926	3	4	—	161,330	3	97,258
116,349	2	5,972	15	2	1	1
112,883	—	—	—	—	—	—
73,174	—	12,745	—	—	—	—
49,103	905	5	—	966	98	311,222
29,462	543	3	—	579	59	186,733
24,392	—	4,248	—	—	—	—
220,321,454	7,465,801	4,556,837	695,121	118,784,498	53,977,111	24,136,282
(41,927,189)	(1,960,968)	(1,357,367)	(680,036)	(12,943,815)	(6,282,246)	(2,902,620)
178,394,265	5,504,833	3,199,470	15,085	105,840,683	47,694,865	21,233,662
$492,226,213	$20,362,259	$10,413,345	$44,071	$232,037,016	$88,204,300	$44,045,315
(4,078,164)	127,471	68,191	23	(538,106)	(177,205)	676,500
—	433,007	226,512	151	—	—	—
(4,078,164)	560,478	294,703	174	(538,106)	(177,205)	676,500
$488,148,049	$20,922,737	$10,708,048	$44,245	$231,498,910	$88,027,095	$44,721,815

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund
	For the Fiscal Year Ended August 31, 2017	For the Period Ended August 31, 2016*
From operations:
Net investment income	$3,283,765	$802,111
Net realized gain (loss) from investment transactions	16,482	125,180
Unrealized gain from investment transactions	—	—
Net increase in net assets resulting from operations	3,300,247	927,291

Distributions to shareholders:
From net investment income:
Institutional Shares	(3,095,257)	(804,850)
Select Shares	(228)	(61)
Preferred Shares	(206)	(34)
Capital Shares	(49,366)	(18)
Administration Shares	(124,894)	—
Premier Shares	(93)	(1)
Service Shares	(13,716)	—
Class A Shares(a)	—	—
Class C Shares(a)(b)	—	—
Resource Shares	—	—
Cash Management Shares	(5)	(1)
Class R6 Shares(c)	—	—
From net realized gains:
Institutional Shares	(41,633)	(80,949)
Select Shares	(3)	(7)
Preferred Shares	(4)	(7)
Capital Shares	(1,209)	(7)
Administration Shares	(3,111)	(3,671)
Premier Shares	(3)	(7)
Service Shares	(913)	(1,072)
Class A Shares(a)	—	—
Class C Shares(a)(b)	—	—
Resource Shares	—	—
Cash Management Shares	(3)	(7)
Class R6 Shares(c)	—	—
Total distributions to shareholders	(3,330,644)	(890,692)

From share transactions:
Proceeds from sales of shares	1,339,201,171	1,546,236,485
Reinvestment of distributions	3,202,941	876,007
Cost of shares redeemed	(1,340,103,614)	(910,720,272)
Net increase (decrease) in net assets resulting from share transactions	2,300,498	636,392,220
NET INCREASE (DECREASE)	2,270,101	636,428,819

Net assets:
Beginning of year or period	636,428,819	—
End of year or period	$638,698,920	$636,428,819
Undistributed (distributions in excess of) net investment income	$4,923	$37,930

*	Commenced operations on October 30, 2015.
(a)	Class A Shares and Class C Shares of the Government Fund commenced operations on February 29, 2016.
(b)	At the close of business on October 11, 2016, Class C Shares of the Prime Obligations Fund were liquidated.
(c)	Class R6 Shares of the Government Fund commenced operations on December 29, 2015.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund		Money Market Fund		Prime Obligations Fund
For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

$492,226,213	$83,508,452	$20,362,259	$120,080,500	$10,413,345	$37,263,404
(4,078,164)	6,514,881	127,471	2,004,070	68,191	744,822
—	—	433,007	—	226,512	—
488,148,049	90,023,333	20,922,737	122,084,570	10,708,048	38,008,226

(453,699,961)	(80,632,652)	(19,843,402)	(111,988,540)	(10,045,264)	(34,448,321)
(14,324,690)	(1,393,511)	(417,452)	(7,001,821)	(121,442)	(344,600)
(3,111,773)	(449,597)	(23,247)	(200,460)	(69,013)	(616,359)
(4,882,786)	(925,822)	(10,738)	(540,439)	(22,889)	(233,478)
(12,024,785)	(127,879)	(65,350)	(349,375)	(123,177)	(1,597,312)
(178,746)	(4)	(7)	(4)	(7)	(4)
(396,722)	—	(2,041)	—	(9,330)	(18,231)
(153,078)	(23)	—	—	—	—
(597)	(2)	—	—	(236)	(1,178)
(41,796)	—	(7)	(4)	(614)	(3,917)
(1,165)	(5)	(19)	(15)	(5)	(4)
(69,903)	(351)	—	—	—	—

—	(5,105,247)	(119,964)	(1,869,604)	(64,066)	(594,706)
—	(103,525)	(1,177)	(124,986)	(918)	(5,820)
—	(50,081)	(23)	(5,192)	(171)	(16,250)
—	(155,746)	—	(15,719)	(67)	(8,539)
—	(274,192)	(577)	(19,379)	(725)	(107,705)
—	—	—	—	—	—
—	(21,760)	(57)	(1,296)	(368)	(40,925)
—	(17)	—	—	—	—
—	(2)	—	—	(12)	(1,175)
—	(840)	—	—	(3)	(3,877)
—	—	—	(500)	—	—
—	(14)	—	—	—	—
(488,886,002)	(89,241,270)	(20,484,061)	(122,117,334)	(10,458,307)	(38,042,401)

724,720,812,323	367,506,460,914	20,323,331,010	374,647,465,196	9,837,824,307	130,502,049,346
249,258,134	49,935,946	10,300,366	68,394,597	4,935,078	12,770,800
(707,727,119,123)	(330,056,654,786)	(34,703,003,813)	(393,229,703,574)	(17,674,336,143)	(133,691,524,490)
17,242,951,334	37,499,742,074	(14,369,372,437)	(18,513,843,781)	(7,831,576,758)	(3,176,704,344)
17,242,213,381	37,500,524,137	(14,368,933,761)	(18,513,876,545)	(7,831,327,017)	(3,176,738,519)

71,268,722,948	33,768,198,811	16,928,478,825	35,442,355,370	9,323,185,766	12,499,924,285
$88,510,936,329	$71,268,722,948	$2,559,545,064	$16,928,478,825	$1,491,858,749	$9,323,185,766
$4,130,232	$(76,265)	$(3,582)	$(3,578)	$(380)	$(97,955)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2017	For the Period Ended August 31, 2016*
From operations:
Net investment income	$44,071	$3,905
Net realized gain (loss) from investment transactions	23	—
Unrealized gain from investment transactions	151	—
Net increase in net assets resulting from operations	44,245	3,905

Distributions to shareholders:
From net investment income:
Institutional Shares	(43,899)	(3,886)
Select Shares	(50)	(7)
Preferred Shares	(43)	(4)
Capital Shares	(39)	(3)
Administration Shares	(28)	(2)
Premier Shares	—	—
Service Shares	(8)	(1)
Resource Shares	(4)	(2)
Cash Management Shares	—	—
From net realized gains:
Institutional Shares	—	—
Select Shares	—	—
Preferred Shares	—	—
Capital Shares	—	—
Administration Shares	—	—
Premier Shares	—	—
Service Shares	—	—
Cash Management Shares	—	—
Total distributions to shareholders	(44,071)	(3,905)

From share transactions:
Proceeds from sales of shares	16,744,417	15,055,338
Reinvestment of distributions	20,263	2,664
Cost of shares redeemed	(21,314,800)	(2,502,698)
Net increase (decrease) in net assets resulting from share transactions	(4,550,120)	12,555,304
NET INCREASE (DECREASE)	(4,549,946)	12,555,304

Net assets:
Beginning of year or period	12,555,304	—
End of year or period	$8,005,358	$12,555,304
Undistributed (distributions in excess of) net investment income	$143	$143

*	Commenced operations on March 31, 2016.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Treasury Instruments Fund		Treasury Obligations Fund		Treasury Solutions Fund
For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

$232,037,016	$58,768,195	$88,204,300	$19,011,263	$44,045,315	$10,432,698
(538,106)	6,465,778	(177,205)	3,041,197	676,500	2,958,048
—	—	—	—	—	—
231,498,910	65,233,973	88,027,095	22,052,460	44,721,815	13,390,746

(223,399,441)	(58,873,948)	(81,872,454)	(18,732,046)	(42,396,917)	(10,526,178)
(260,304)	(17,091)	(641,961)	(203,396)	(41,095)	(8,401)
(171,143)	(16,992)	(467,902)	(70,392)	(83,940)	(17,244)
(2,449,171)	(68,383)	(993,944)	(158,841)	(748,595)	(13,055)
(5,622,274)	—	(3,230,250)	—	(594,926)	—
(91,234)	—	(4)	(4)	(37,332)	(4)
(37,368)	—	(992,673)	—	(141,952)	—
(4)	(4)	(4)	(3)	(4)	(4)
(2)	(3)	(17)	(4)	(554)	—

(295,736)	(5,203,649)	—	(1,937,931)	(445,992)	(2,991,632)
(683)	(2,197)	—	(23,348)	(595)	(2,987)
(384)	(3,344)	—	(14,040)	(4,053)	(15,473)
—	(43,662)	—	(65,202)	(16,207)	(63,142)
—	(23,841)	—	(95,744)	(4,192)	(14,889)
(364)	(14)	—	—	(1,969)	—
(2,293)	(1,592)	—	(55,685)	(8,940)	(14,056)
(5)	(1)	—	—	(5,938)	(8,462)
(232,330,406)	(64,254,721)	(88,199,209)	(21,356,636)	(44,533,201)	(13,675,527)

196,395,495,378	184,356,949,726	175,343,750,193	111,588,712,687	31,404,934,079	32,805,057,997
154,325,084	39,025,013	49,408,674	10,844,001	29,403,630	9,307,231
(201,552,970,536)	(167,833,814,688)	(180,852,029,873)	(104,478,394,348)	(32,779,331,348)	(33,283,705,380)
(5,003,150,074)	16,562,160,051	(5,458,871,006)	7,121,162,340	(1,344,993,639)	(469,340,152)
(5,003,981,570)	16,563,139,303	(5,459,043,120)	7,121,858,164	(1,344,805,025)	(469,624,933)

53,422,455,032	36,859,315,729	23,273,839,630	16,151,981,466	10,633,064,830	11,102,689,763
$48,418,473,462	$53,422,455,032	$17,814,796,510	$23,273,839,630	$9,288,259,805	$10,633,064,830
$1,495,626	$(232,873)	$924,499	$(190,250)	$83,593	$(130,737)

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized gain		Total from investment operations		From net investment income	From net realized gains		Total distributions(b)
FOR THE FISCAL YEAR ENDED AUGUST 31,
2017 - Institutional Shares	$1.00	$0.005		$—	(d)	$0.005		$(0.005)	$—	(d)	$(0.005)
2017 - Select Shares	1.00	0.005		—	(d)	0.005		(0.005)	—	(d)	(0.005)
2017 - Preferred Shares	1.00	0.004		—	(d)	0.004		(0.004)	—	(d)	(0.004)
2017 - Capital Shares	1.00	0.003		0.001		0.004		(0.004)	—	(d)	(0.004)
2017 - Administration Shares	1.00	0.003		—	(d)	0.003		(0.003)	—	(d)	(0.003)
2017 - Premier Shares	1.00	0.002		—	(d)	0.002		(0.002)	—	(d)	(0.002)
2017 - Service Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
FOR THE PERIOD ENDED AUGUST 31,*
2016 - Institutional Shares	1.00	0.002		—	(d)	0.002		(0.002)	—	(d)	(0.002)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Net asset value, end of period	Total return(c)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.52%	$556,458	0.20%		0.28%		0.51%
1.00	0.49	47	0.23		0.31		0.48
1.00	0.42	50	0.30		0.38		0.41
1.00	0.37	16,147	0.35		0.43		0.31
1.00	0.27	50,768	0.45		0.53		0.26
1.00	0.19	50	0.53		0.63		0.19
1.00	0.10	15,129	0.62		0.78		0.09
1.00	0.01	50	0.71		1.08		0.01

1.00	0.16	577,395	0.20	(e)	0.39	(e)	0.19	(e)
1.00	0.13	50	0.23	(e)	0.42	(e)	0.14	(e)
1.00	0.08	50	0.29	(e)	0.49	(e)	0.08	(e)
1.00	0.05	50	0.33	(e)	0.54	(e)	0.04	(e)
1.00	0.01	43,835	0.39	(e)	0.64	(e)	(0.01	)(e)
1.00	0.01	50	0.38	(e)	0.74	(e)	—	(e)(f)
1.00	0.01	14,949	0.39	(e)	0.89	(e)	(0.01	)(e)
1.00	0.01	50	0.38	(e)	1.19	(e)	—	(e)(f)

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Institutional Shares	$1.00	$0.006		$—	(d)	$0.006		$(0.006)		$—	(d)	$(0.006)
2017 - Select Shares	1.00	0.005		—	(d)	0.005		(0.005)		—	(d)	(0.005)
2017 - Preferred Shares	1.00	0.004		0.001		0.005		(0.005)		—	(d)	(0.005)
2017 - Capital Shares	1.00	0.004		—	(d)	0.004		(0.004)		—	(d)	(0.004)
2017 - Administration Shares	1.00	0.003		—	(d)	0.003		(0.003)		—	(d)	(0.003)
2017 - Premier Shares	1.00	0.003		(0.001)		0.002		(0.002)		—	(d)	(0.002)
2017 - Service Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Class A Shares	1.00	0.003		—	(d)	0.003		(0.003)		—	(d)	(0.003)
2017 - Class C Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Resource Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Class R6 Shares	1.00	0.006		—	(d)	0.006		(0.006)		—	(d)	(0.006)
2016 - Institutional Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Select Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Class A Shares (Commenced operations on February 29, 2016)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Class C Shares (Commenced operations on February 29, 2016)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Class R6 Shares (Commenced operations on December 29, 2015)	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of year	Total return(c)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.55%	$79,411,937	0.18%		0.23%		0.55%
1.00	0.52	2,921,971	0.21		0.26		0.52
1.00	0.45	553,781	0.28		0.33		0.43
1.00	0.40	893,496	0.33		0.38		0.37
1.00	0.30	4,138,362	0.43		0.48		0.32
1.00	0.22	101,311	0.52		0.58		0.28
1.00	0.12	337,219	0.60		0.73		0.11
1.00	0.30	55,506	0.43		0.48		0.34
1.00	0.01	5,937	0.70		1.23		0.01
1.00	0.05	74,864	0.69		0.88		0.06
1.00	0.02	3,779	0.62		1.03		0.01
1.00	0.55	12,773	0.18		0.23		0.56
1.00	0.20	63,804,041	0.18		0.23		0.21
1.00	0.17	2,471,275	0.21		0.26		0.21
1.00	0.12	536,818	0.27		0.33		0.13
1.00	0.08	1,390,271	0.30		0.38		0.07
1.00	0.02	2,673,689	0.36		0.48		0.01
1.00	0.02	1	0.20		0.58		0.40
1.00	0.01	368,299	0.36		0.73		(0.01)
1.00	0.01	1,563	0.43	(e)	0.48	(e)	0.02	(e)
1.00	0.01	413	0.44	(e)	1.23	(e)	0.01	(e)
1.00	0.01	17,634	0.43		0.88		(0.01)
1.00	0.02	14	0.35		1.03		0.06
1.00	0.18	4,705	0.18	(e)	0.23	(e)	0.26	(e)
1.00	0.01	29,753,210	0.14		0.23		0.01
1.00	0.01	203,098	0.14		0.26		0.01
1.00	0.01	249,542	0.14		0.33		0.01
1.00	0.01	1,174,099	0.14		0.38		0.01
1.00	0.01	1,920,203	0.14		0.48		0.01
1.00	0.01	1	0.14		0.58		0.40
1.00	0.01	468,041	0.14		0.73		0.01
1.00	0.01	1	0.14		0.88		0.40
1.00	0.01	4	0.14		1.03		0.22
1.00	0.01	22,069,515	0.12		0.23		—	(f)
1.00	0.01	101,446	0.12		0.26		—	(f)
1.00	0.01	266,881	0.12		0.33		—	(f)
1.00	0.01	1,113,078	0.12		0.38		—	(f)
1.00	0.01	1,939,309	0.12		0.48		—	(f)
1.00	0.01	1	0.12		0.58		—	(f)
1.00	0.01	376,094	0.12		0.73		—	(f)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	1	0.12		1.03		0.40
1.00	0.03	21,751,069	0.18		0.23		0.03
1.00	0.01	145,992	0.20		0.26		0.02
1.00	0.01	305,546	0.21		0.33		—	(f)
1.00	0.01	411,426	0.20		0.38		—	(f)
1.00	0.01	1,983,578	0.20		0.48		—	(f)
1.00	0.01	5,416	0.20		0.58		—	(f)
1.00	0.01	260,856	0.20		0.73		—	(f)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Institutional Shares	$1.0000	$0.0071		$0.0015		$0.0086		$(0.0082)		$(0.0001)		$(0.0083)
2017 - Select Shares	1.0000	0.0040		0.0043		0.0083		(0.0079)		(0.0001)		(0.0080)
2017 - Preferred Shares	1.0000	0.0032		0.0044		0.0076		(0.0072)		(0.0001)		(0.0073)
2017 - Capital Shares	1.0000	0.0020		0.0051		0.0071		(0.0068)		—	(d)	(0.0068)
2017 - Administration Shares	1.0000	0.0024		0.0037		0.0061		(0.0057)		(0.0001)		(0.0058)
2017 - Premier Shares	1.0000	0.0068		(0.0016)		0.0052		(0.0049)		—	(d)	(0.0049)
2017- Service Shares	1.0000	0.0011		0.0027		0.0038		(0.0034)		(0.0001)		(0.0035)
2017 - Resource Shares	1.0000	0.0068		(0.0040)		0.0028		(0.0025)		—	(d)	(0.0025)
2017 - Cash Management Shares	1.0000	0.0001		0.0017		0.0018		(0.0015)		—	(d)	(0.0015)
2016 - Institutional Shares	1.00	0.003		—	(e)	0.003		(0.003)		—	(e)	(0.003)
2016 - Select Shares	1.00	0.003		—	(e)	0.003		(0.003)		—	(e)	(0.003)
2016 - Preferred Shares	1.00	0.002		—	(e)	0.002		(0.002)		—	(e)	(0.002)
2016 - Capital Shares	1.00	0.002		—	(e)	0.002		(0.002)		—	(e)	(0.002)
2016 - Administration Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Premier Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Resource Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Institutional Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2015 - Select Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2015 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Institutional Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2014 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Institutional Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2013 - Select Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2013 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Amount is less than $0.00005 per share.
(e)	Amount is less than $0.0005 per share.
(f)	Amount is less than 0.005% of average net assets.

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of year	Total return(c)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.0003	0.87%	$2,542,693	0.18%	0.25%	0.71%
1.0003	0.84	9,847	0.21	0.28	0.40
1.0003	0.77	1,418	0.28	0.35	0.32
1.0003	0.72	1	0.33	0.40	0.20
1.0003	0.61	5,516	0.43	0.50	0.24
1.0003	0.52	1	0.53	0.60	0.69
1.0003	0.38	67	0.60	0.75	0.11
1.0003	0.28	1	0.53	0.90	0.68
1.0003	0.18	1	0.50	1.05	0.01
1.00	0.32	15,336,774	0.18	0.23	0.32
1.00	0.29	1,080,075	0.21	0.26	0.29
1.00	0.22	59,053	0.28	0.33	0.20
1.00	0.18	108,671	0.33	0.38	0.18
1.00	0.10	316,162	0.40	0.48	0.09
1.00	0.10	1	0.19	0.58	0.37
1.00	0.01	17,000	0.49	0.73	—	(f)
1.00	0.10	1	0.19	0.88	0.37
1.00	0.01	10,742	0.51	1.03	—	(f)
1.00	0.09	32,746,797	0.18	0.23	0.08
1.00	0.06	1,917,216	0.21	0.26	0.06
1.00	0.01	116,846	0.26	0.33	0.01
1.00	0.01	201,440	0.27	0.38	—	(f)
1.00	0.01	430,947	0.26	0.48	—	(f)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	21,066	0.26	0.73	—	(f)
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	8,041	0.28	1.03	—	(f)
1.00	0.06	26,529,130	0.18	0.23	0.06
1.00	0.03	527,470	0.21	0.26	0.03
1.00	0.01	66,193	0.24	0.33	0.01
1.00	0.01	36,709	0.24	0.38	0.01
1.00	0.01	277,404	0.24	0.48	0.01
1.00	0.01	1	0.24	0.58	0.01
1.00	0.01	20,963	0.24	0.73	0.01
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.11	25,047,026	0.18	0.23	0.11
1.00	0.08	178,080	0.21	0.26	0.08
1.00	0.02	44,177	0.27	0.33	0.02
1.00	0.01	44,542	0.28	0.38	—	(f)
1.00	0.01	338,423	0.29	0.48	—	(f)
1.00	0.01	30,335	0.28	0.58	—	(f)
1.00	0.01	40,544	0.28	0.73	—	(f)
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40

The accompanying notes are an integral part of these financial statements.	53

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Institutional Shares	$1.0000	$0.0073		$0.0014		$0.0087		$(0.0083)		$(0.0001)		$(0.0084)
2017 - Select Shares	1.0000	0.0097		(0.0013)		0.0084		(0.0080)		(0.0001)		(0.0081)
2017 - Preferred Shares	1.0000	0.0030		0.0047		0.0077		(0.0073)		(0.0001)		(0.0074)
2017 - Capital Shares	1.0000	0.0024		0.0048		0.0072		(0.0068)		(0.0001)		(0.0069)
2017 - Administration Shares	1.0000	0.0015		0.0047		0.0062		(0.0058)		(0.0001)		(0.0059)
2017 - Premier Shares	1.0000	0.0071		(0.0018)		0.0053		(0.0050)		—	(d)	(0.0050)
2017 - Service Shares	1.0000	0.0003		0.0035		0.0038		(0.0034)		(0.0001)		(0.0035)
2017 - Resource Shares	1.0000	0.0002		0.0025		0.0027		(0.0024)		—	(d)	(0.0024)
2017 - Cash Management Shares	1.0000	0.0051		(0.0033)		0.0018		(0.0015)		—	(d)	(0.0015)
2016 - Institutional Shares	1.00	0.003		—	(e)	0.003		(0.003)		—	(e)	(0.003)
2016 - Select Shares	1.00	0.003		—	(e)	0.003		(0.003)		—	(e)	(0.003)
2016 - Preferred Shares	1.00	0.002		—	(e)	0.002		(0.002)		—	(e)	(0.002)
2016 - Capital Shares	1.00	0.002		—	(e)	0.002		(0.002)		—	(e)	(0.002)
2016 - Administration Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Premier Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Cash Management Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2015 - Institutional Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Institutional Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Institutional Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2013 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Amount is less than $0.00005 per share.
(e)	Amount is less than $0.0005 per share.
(f)	Amount is less than 0.005% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of year	Total return(c)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.0003	0.87%	$1,467,979	0.18%	0.27%	0.73%
1.0003	0.84	18,082	0.21	0.30	0.97
1.0003	0.77	1,003	0.28	0.37	0.30
1.0003	0.72	407	0.33	0.42	0.24
1.0003	0.62	4,282	0.43	0.52	0.15
1.0003	0.53	1	0.53	0.62	0.71
1.0003	0.38	103	0.59	0.77	0.03
1.0003	0.27	1	0.52	0.92	0.02
1.0003	0.18	1	0.73	1.07	0.51
1.00	0.29	7,299,656	0.18	0.23	0.31
1.00	0.26	9,454	0.21	0.26	0.29
1.00	0.20	279,445	0.28	0.33	0.19
1.00	0.16	140,138	0.31	0.38	0.16
1.00	0.09	1,250,848	0.38	0.48	0.09
1.00	0.09	1	0.18	0.58	0.36
1.00	0.01	253,231	0.42	0.73	—	(f)
1.00	0.01	71,804	0.46	0.88	0.01
1.00	0.09	1	0.18	1.03	0.37
1.00	0.03	9,211,383	0.18	0.23	0.03
1.00	0.01	88,996	0.20	0.26	0.01
1.00	0.01	332,798	0.21	0.33	0.01
1.00	0.01	103,978	0.21	0.38	0.01
1.00	0.01	1,893,461	0.20	0.48	0.01
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	777,357	0.20	0.73	0.01
1.00	0.01	72,031	0.20	0.88	0.01
1.00	0.01	1	0.18	1.03	0.40
1.00	0.02	10,934,044	0.18	0.23	0.02
1.00	0.01	118,994	0.19	0.26	0.01
1.00	0.01	108,264	0.19	0.33	0.01
1.00	0.01	72,327	0.19	0.38	0.01
1.00	0.01	1,644,425	0.19	0.48	0.01
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	938,791	0.19	0.73	0.01
1.00	0.01	78,532	0.19	0.88	0.01
1.00	0.01	1	0.18	1.03	0.40
1.00	0.07	13,339,031	0.18	0.23	0.07
1.00	0.05	212,468	0.21	0.26	0.04
1.00	0.01	227,037	0.24	0.33	—	(f)
1.00	0.01	102,509	0.26	0.38	—	(f)
1.00	0.01	2,579,850	0.24	0.48	—	(f)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	767,593	0.24	0.73	—	(f)
1.00	0.01	91,805	0.25	0.88	—	(f)
1.00	0.01	1	0.18	1.03	0.40

The accompanying notes are an integral part of these financial statements.	55

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income	From net realized gains		Total distributions(b)
FOR THE FISCAL YEAR ENDED AUGUST 31,
2017 - Institutional Shares	$1.0000	$0.0054		$—	(d)	$0.0054		$(0.0054)	$—	(d)	$(0.0054)
2017 - Select Shares	1.0000	0.0050		0.0002		0.0052		(0.0051)	—	(d)	(0.0051)
2017 - Preferred Shares	1.0000	0.0043		0.0001		0.0044		(0.0044)	—	(d)	(0.0044)
2017 - Capital Shares	1.0000	0.0039		—	(d)	0.0039		(0.0039)	—	(d)	(0.0039)
2017 - Administration Shares	1.0000	0.0028		0.0001		0.0029		(0.0029)	—	(d)	(0.0029)
2017 - Service Shares	1.0000	0.0008		(0.0001)		0.0007		(0.0007)	—	(d)	(0.0007)
2017 - Resource Shares	1.0000	0.0004		(0.0003)		0.0001		(0.0001)	—	(d)	(0.0001)

FOR THE PERIOD ENDED AUGUST 31,*
2016 - Institutional Shares	1.00	0.001		—	(e)	0.001		(0.001)	—	(e)	(0.001)
2016 - Select Shares	1.00	0.001		—	(e)	0.001		(0.001)	—	(e)	(0.001)
2016 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
2016 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
2016 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
2016 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
2016 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.00005 per share.
(e)	Amount is less than $0.0005 per share.
(f)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Net asset value, end of period	Total return(c)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets

$1.0000	0.54%	$7,945	0.18%		8.56%		0.54%
1.0001	0.52	10	0.22		8.59		0.50
1.0000	0.44	10	0.29		8.66		0.43
1.0000	0.39	10	0.33		8.71		0.39
1.0000	0.29	10	0.44		8.81		0.28
1.0000	0.07	10	0.64		9.06		0.08
1.0000	0.01	10	0.68		9.21		0.04

1.00	0.09	12,495	0.18	(f)	9.48	(f)	0.23	(f)
1.00	0.07	10	0.22	(f)	9.51	(f)	0.17	(f)
1.00	0.04	10	0.29	(f)	9.58	(f)	0.10	(f)
1.00	0.03	10	0.32	(f)	9.63	(f)	0.07	(f)
1.00	0.02	10	0.34	(f)	9.73	(f)	0.04	(f)
1.00	0.02	10	0.35	(f)	9.98	(f)	0.04	(f)
1.00	0.02	10	0.35	(f)	10.13	(f)	0.04	(f)

The accompanying notes are an integral part of these financial statements.	57

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Institutional Shares	$1.00	$0.005		$—	(d)	$0.005		$(0.005)		$—	(d)	$(0.005)
2017 - Select Shares	1.00	0.004		0.001		0.005		(0.005)		—	(d)	(0.005)
2017 - Preferred Shares	1.00	0.003		0.001		0.004		(0.004)		—	(d)	(0.004)
2017 - Capital Shares	1.00	0.004		(0.001)		0.003		(0.003)		—	(d)	(0.003)
2017 - Administration Shares	1.00	0.003		(0.001)		0.002		(0.002)		—	(d)	(0.002)
2017 - Premier Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2017 - Service Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Resource Shares	1.00	0.004		(0.004)		—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Institutional Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.
(f)	Amount is less than 0.005%.

58	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of year	Total return(c)		Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.48%		$44,355,448	0.20%	0.23%	0.47%
1.00	0.45		47,839	0.23	0.26	0.43
1.00	0.38		39,754	0.30	0.33	0.34
1.00	0.33		1,054,817	0.35	0.38	0.38
1.00	0.24		2,817,291	0.44	0.48	0.26
1.00	0.17		56,059	0.50	0.58	0.20
1.00	0.10		47,234	0.55	0.73	0.05
1.00	0.04		1	0.26	0.88	0.37
1.00	0.01		30	0.61	1.03	—	(e)
1.00	0.13		50,595,412	0.19	0.23	0.14
1.00	0.11		21,009	0.21	0.26	0.07
1.00	0.06		12,735	0.26	0.33	0.05
1.00	0.03		495,853	0.30	0.38	0.02
1.00	—	(f)	2,186,426	0.32	0.48	(0.01)
1.00	—	(f)	19,142	0.38	0.58	(0.02)
1.00	—	(f)	91,598	0.29	0.73	(0.01)
1.00	—	(f)	1	0.19	0.88	0.37
1.00	—	(f)	279	0.35	1.03	0.05
1.00	—	(f)	34,094,054	0.06	0.23	—	(e)
1.00	—	(f)	80,008	0.06	0.26	—	(e)
1.00	—	(f)	33,032	0.06	0.33	—	(e)
1.00	—	(f)	353,326	0.06	0.38	—	(e)
1.00	—	(f)	2,101,757	0.06	0.48	—	(e)
1.00	—	(f)	54	0.06	0.58	—	(e)
1.00	—	(f)	197,083	0.06	0.73	—	(e)
1.00	—	(f)	1	0.06	0.88	0.40
1.00	—	(f)	1	0.06	1.03	0.40
1.00	—	(f)	31,170,061	0.07	0.23	—	(e)
1.00	—	(f)	192,930	0.07	0.26	—	(e)
1.00	—	(f)	43,335	0.07	0.33	—	(e)
1.00	—	(f)	163,450	0.07	0.38	—	(e)
1.00	—	(f)	1,231,641	0.07	0.48	—	(e)
1.00	—	(f)	2,720	0.07	0.58	—	(e)
1.00	—	(f)	140,016	0.07	0.73	—	(e)
1.00	—	(f)	1	0.07	0.88	0.40
1.00	—	(f)	1	0.07	1.03	0.40
1.00	—	(f)	25,382,266	0.10	0.23	—	(e)
1.00	—	(f)	224,452	0.10	0.26	—	(e)
1.00	—	(f)	110,400	0.10	0.33	—	(e)
1.00	—	(f)	165,250	0.10	0.38	—	(e)
1.00	—	(f)	1,352,128	0.10	0.48	—	(e)
1.00	—	(f)	360,992	0.10	0.58	—	(e)
1.00	—	(f)	185,658	0.10	0.73	—	(e)
1.00	—	(f)	1	0.10	0.88	—	(e)
1.00	—	(f)	1	0.10	1.03	—	(e)

The accompanying notes are an integral part of these financial statements.	59

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Institutional Shares	$1.00	$0.005		$—	(d)	$0.005		$(0.005)		$—	(d)	$(0.005)
2017 - Select Shares	1.00	0.005		—	(d)	0.005		(0.005)		—	(d)	(0.005)
2017 - Preferred Shares	1.00	0.004		—	(d)	0.004		(0.004)		—	(d)	(0.004)
2017 - Capital Shares	1.00	0.003		—	(d)	0.003		(0.003)		—	(d)	(0.003)
2017 - Administration Shares	1.00	0.002		0.001		0.003		(0.003)		—	(d)	(0.003)
2017 - Premier Shares	1.00	0.004		(0.002)		0.002		(0.002)		—	(d)	(0.002)
2017 - Service Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Resource Shares	1.00	0.004		(0.004)		—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	0.001		(0.001)		—	(d)	—	(d)	—	(d)	—	(d)
2016 - Institutional Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of year	Total return(c)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.50%	$15,091,527	0.20%	0.23%	0.47%
1.00	0.47	67,865	0.23	0.26	0.46
1.00	0.40	123,436	0.30	0.33	0.40
1.00	0.35	269,417	0.35	0.38	0.34
1.00	0.26	1,307,550	0.44	0.48	0.25
1.00	0.19	1	0.27	0.58	0.37
1.00	0.11	954,846	0.59	0.73	0.11
1.00	0.05	1	0.27	0.88	0.37
1.00	0.02	154	0.97	1.03	0.14
1.00	0.15	19,950,969	0.19	0.23	0.14
1.00	0.13	505,162	0.21	0.26	0.12
1.00	0.08	81,542	0.25	0.33	0.05
1.00	0.05	404,533	0.30	0.38	0.03
1.00	0.01	1,543,863	0.33	0.48	(0.01)
1.00	0.01	1	0.19	0.58	0.36
1.00	0.01	787,768	0.33	0.73	(0.01)
1.00	0.01	1	0.19	0.88	0.36
1.00	0.01	1	0.19	1.03	0.36
1.00	0.01	12,758,713	0.10	0.23	—	(e)
1.00	0.01	169,026	0.10	0.26	—	(e)
1.00	0.01	220,426	0.10	0.33	—	(e)
1.00	0.01	442,625	0.10	0.38	0.01
1.00	0.01	1,620,517	0.10	0.48	—	(e)
1.00	0.01	1	0.10	0.58	(0.02)
1.00	0.01	940,671	0.10	0.73	—	(e)
1.00	0.01	1	0.10	0.88	0.40
1.00	0.01	1	0.10	1.03	0.40
1.00	0.01	12,822,354	0.08	0.23	0.01
1.00	0.01	279,848	0.08	0.26	—	(e)
1.00	0.01	205,386	0.08	0.33	—	(e)
1.00	0.01	356,753	0.08	0.38	—	(e)
1.00	0.01	2,144,601	0.08	0.48	—	(e)
1.00	0.01	948	0.08	0.58	(0.01)
1.00	0.01	915,527	0.08	0.73	—	(e)
1.00	0.01	1	0.08	0.88	0.40
1.00	0.01	1	0.08	1.03	0.40
1.00	0.01	6,998,695	0.14	0.23	0.01
1.00	0.01	189,482	0.14	0.26	0.01
1.00	0.01	146,636	0.14	0.33	0.01
1.00	0.01	317,742	0.14	0.38	0.01
1.00	0.01	1,577,830	0.14	0.48	0.01
1.00	0.01	97,655	0.14	0.58	—	(e)
1.00	0.01	1,061,790	0.14	0.73	0.01
1.00	0.01	1	0.14	0.88	0.40
1.00	0.01	1	0.14	1.03	0.40

The accompanying notes are an integral part of these financial statements.	61

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Institutional Shares	$1.00	$0.005		$—	(d)	$0.005		$(0.005)		$—	(d)	$(0.005)
2017 - Select Shares	1.00	0.004		0.001		0.005		(0.005)		—	(d)	(0.005)
2017 - Preferred Shares	1.00	0.003		0.001		0.004		(0.004)		—	(d)	(0.004)
2017 - Capital Shares	1.00	0.003		—	(d)	0.003		(0.003)		—	(d)	(0.003)
2017 - Administration Shares	1.00	0.003		—	(d)	0.003		(0.003)		—	(d)	(0.003)
2017 - Premier Shares	1.00	0.001		0.001		0.002		(0.002)		—	(d)	(0.002)
2017 - Service Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Resource Shares	1.00	0.004		(0.004)		—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Institutional Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.

62	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Net asset value, end of year	Total return(c)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.49%	$8,619,492	0.20%	0.23%	0.48%
1.00	0.46	7,333	0.23	0.26	0.42
1.00	0.39	14,565	0.30	0.33	0.25
1.00	0.34	215,820	0.35	0.38	0.30
1.00	0.25	237,557	0.44	0.48	0.28
1.00	0.18	15,512	0.50	0.58	0.13
1.00	0.10	144,728	0.58	0.73	0.08
1.00	0.05	1	0.26	0.88	0.37
1.00	0.01	33,252	0.62	1.03	—	(e)
1.00	0.14	9,876,558	0.19	0.23	0.11
1.00	0.12	10,969	0.21	0.26	0.09
1.00	0.07	75,756	0.26	0.33	0.03
1.00	0.03	264,092	0.32	0.38	0.01
1.00	0.01	189,870	0.30	0.48	(0.02)
1.00	0.01	1	0.19	0.58	0.36
1.00	0.01	142,607	0.29	0.73	(0.02)
1.00	0.01	1	0.19	0.88	0.37
1.00	0.01	73,211	0.31	1.03	(0.02)
1.00	0.01	10,053,367	0.10	0.23	—	(e)
1.00	0.01	12,266	0.10	0.26	—	(e)
1.00	0.01	40,923	0.10	0.33	—	(e)
1.00	0.01	103,108	0.10	0.38	—	(e)
1.00	0.01	390,266	0.10	0.48	—	(e)
1.00	0.01	1	0.10	0.58	0.01
1.00	0.01	355,272	0.10	0.73	—	(e)
1.00	0.01	1	0.10	0.88	0.40
1.00	0.01	147,486	0.10	1.03	—	(e)
1.00	0.01	9,153,246	0.09	0.23	0.01
1.00	0.01	38,054	0.09	0.26	0.01
1.00	0.01	52,417	0.09	0.33	0.01
1.00	0.01	55,729	0.09	0.38	0.01
1.00	0.01	403,438	0.09	0.48	0.01
1.00	0.01	17,834	0.09	0.58	0.01
1.00	0.01	435,856	0.09	0.73	0.01
1.00	0.01	1	0.09	0.88	0.40
1.00	0.01	90,568	0.09	1.03	0.01
1.00	0.01	8,211,951	0.14	0.23	—	(e)
1.00	0.01	127,241	0.14	0.26	—	(e)
1.00	0.01	53,020	0.14	0.33	—	(e)
1.00	0.01	62,058	0.14	0.38	—	(e)
1.00	0.01	418,901	0.14	0.48	—	(e)
1.00	0.01	1,137,540	0.14	0.58	—	(e)
1.00	0.01	508,699	0.14	0.73	—	(e)
1.00	0.01	1	0.14	0.88	0.40
1.00	0.01	47,993	0.14	1.03	—	(e)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments	Institutional, Select, Preferred, Capital, Administration, Premier, Service, and Cash Management	Diversified
Government	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Class R6, Class A, Class C, Resource, and Cash Management	Diversified
Money Market, Prime Obligations, Treasury Instruments, Treasury Obligations and Treasury Solutions	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Resource, and Cash Management	Diversified
Tax-Exempt Money Market	Institutional, Select, Preferred, Capital, Administration, Service, and Resource	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired. At the close of business on October 11, 2016, Class C Shares of the Financial Square (“FSQ”) Prime Obligations Fund were liquidated.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

Effective on October 11, 2016, the following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: FSQ Money Market Fund, FSQ Prime Obligations Fund, and FSQ Tax-Exempt Money Market Fund (the “Institutional Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or

64

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Offering Costs — Offering costs paid in connection with the offering of shares of the FSQ Federal Instruments Fund and the FSQ Tax-Exempt Money Market Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

G.   Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

65

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2017, all investments, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G8 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. GSAM has agreed to not impose a portion of the management fee equal annually to 0.025% of the FSQ Federal Instruments, FSQ Treasury Instruments, FSQ Treasury Obligations and FSQ Treasury Solutions Funds’ average daily net assets and 0.045% of the FSQ Government, FSQ Money Market, FSQ Prime Obligations and FSQ Tax-Exempt Money Market Funds’ average daily net assets. These arrangements will remain in effect through at least December 29, 2017, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2017, Goldman Sachs has advised that it retained $1,257 and $171 in CDSCs with respect to Class C Shares of the FSQ Government and FSQ Prime Obligations Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G. Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares		Resource Shares		Cash Management Shares		Class R6 Shares(a)	Class A Shares(a)	Class C Shares(a)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%	0.205%	0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	N/A	0.25	0.75	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01	0.01

N/A — Fees not applicable to respective share class

(a)	Government Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

In addition to the contractual fee waivers and expense limitations discussed above, during the fiscal year ended August 31, 2017, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended August 31, 2017, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers		Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers		Other Expense Reimbursements	Total Expense Reductions
Federal Instruments	$172	$—		$11		$351	$534
Government	41,448	—		479		—	41,927
Money Market	1,316	—		2		643	1,961
Prime Obligations	691	—		47		619	1,357
Tax-Exempt Money Market	4	—		—	*	676	680
Treasury Instruments	12,546	—	*	398		—	12,944
Treasury Obligations	5,083	—	*	1,199		—	6,282
Treasury Solutions	2,422	—	*	481		—	2,903

*	Amount less than one thousand.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended August 31, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Government	$8,650,314,757	$299,945,719	$56,445
Money Market	591,074,295	274,603,003	—
Prime Obligations	215,664,166	542,983,343	—
Tax-Exempt Money Market	5,352,016	18,547,316	—
Treasury Instruments	299,945,719	22,163,975,711	(190,977)
Treasury Obligations	1,473,684,336	—	—
Treasury Solutions	12,530,899,287	—	—

As of August 31, 2017, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following funds:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Federal Instruments	—%	100%	100%	—%	—%	100%	—%	—%	100%
Money Market	—	—	—	100	—	100	—	100	100
Prime Obligations	—	—	—	—	—	100	—	100	100
Tax-Exempt Money Market	37	100	100	100	100	—	100	100	—
Treasury Instruments	—	—	—	—	—	—	—	100	—
Treasury Obligations	—	—	—	—	—	100	—	100	—
Treasury Solutions	—	—	—	—	—	—	—	100	—

The following table provides information about the investment in the shares of issuers deemed to be affiliates of the Funds.

FSQ Government Fund
Name of Affiliated Issuer	Value at 8/31/16	Purchases at Cost	Proceeds from Sales/maturities	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Value at 8/31/17	Interest Income
Goldman Sachs & Co. -Repurchase Agreement	$—	$2,659,000,000	$(2,659,000,000)	$—	$—	$—	$94,393

FSQ Treasury Obligations Fund
Name of Affiliated Issuer	Value at 8/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Value at 8/31/17	Interest Income
Goldman Sachs & Co. -Repurchase Agreement	$—	$569,000,000	$(569,000,000)	$—	$—	$—	$15,653

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Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

I.  Line of Credit Facility — As of August 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2017, the Funds did not have any borrowings under the facility.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Tax-Exempt Money Market	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$3,330,644	$488,886,002	$20,484,061	$10,458,307	$17	$232,330,406	$88,199,209	$44,533,201
Tax-Exempt income	—	—	—	—	44,054	—	—	—
Total distributions	$3,330,644	$488,886,002	$20,484,061	$10,458,307	$44,071	$232,330,406	$88,199,209	$44,533,201

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Federal Instruments(a)	Government	Money Market	Prime Obligations	Tax-Exempt Money Market (b)	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$890,692	$89,223,799	$121,956,919	$38,042,401	$—	$64,254,721	$21,202,635	$13,675,527
Net long-term capital gains	—	17,471	160,415	—	—	—	154,001	—
Tax-Exempt income	—	—	—	—	3,905	—	—	—
Total distributions	$890,692	$89,241,270	$122,117,334	$38,042,401	$3,905	$64,254,721	$21,356,636	$13,675,527

(a)	Commenced operations on October 30, 2015.
(b)	Commenced operations on March 31, 2016.

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Tax-Exempt Money Market	Treasury Instruments	Treasury Obligations	Treasury Solutions
Undistributed ordinary income — net	$36,426	$37,844,681	$1,141,708	$725,149	$23	$14,065,135	$6,622,884	$2,601,133
Undistributed Tax-Exempt income — net	—	—	—	—	2,194	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	—	—	87,587
Total undistributed earnings	$36,426	$37,844,681	$1,141,708	$725,149	$2,217	$14,065,135	$6,622,884	$2,688,720
Timing differences (Dividend Payable and Post-October Capital Loss Deferral)	$(24,446)	$(37,707,067)	$(1,143,803)	$(724,962)	$(2,051)	$(13,354,206)	$(6,195,841)	$(2,228,574)
Unrealized gains (losses) — net	$(855)	$(86,902)	$432,656	$226,161	$151	$(699,998)	$(11,077)	$(6,562)
Total accumulated earnings (losses) — net	$11,125	$50,712	$430,561	$226,348	$317	$10,931	$415,966	$453,584

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations, certain non-deductible expenses, taxable capital contribution received and redemptions utilized as distributions.

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Paid in Capital
Federal Instruments	$(2,854)	$(33,007)	$35,861
Government	(866,286)	866,286	—
Prime Obligations	—	76,207	(76,207)
Treasury Instruments	(1,722,424)	1,722,424	—
Treasury Obligations	(1,109,658)	1,109,658	—
Treasury Solutions	(214,330)	214,330	—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price (or, for the Institutional Money Market Funds, minimize the volatility of the Fund’s NAV per share). The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

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Notes to Financial Statements (continued)

August 31, 2017

6. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Geographic and Sector Risk — The FSQ Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Fiscal Year Ended August 31, 2017	For the Period Ended August 31, 2016*

	Shares**	Shares**

Institutional Shares
Shares sold	1,074,848,953	1,385,664,141
Reinvestment of distributions	3,133,196	875,865
Shares redeemed	(1,098,892,063)	(809,178,068)
	(20,909,914)	577,361,938
Select Shares
Shares sold	—	50,000
Reinvestment of distributions	232	67
Shares redeemed	(3,000)	—
	(2,768)	50,067
Preferred Shares
Shares sold	10	50,000
Reinvestment of distributions	210	42
Shares redeemed	(10)	—
	210	50,042
Capital Shares
Shares sold	95,325,208	50,000
Reinvestment of distributions	50,539	24
Shares redeemed	(79,278,651)	—
	16,097,096	50,024
Administration Shares
Shares sold	154,235,286	103,145,254
Reinvestment of distributions	18,664	1
Shares redeemed	(147,319,273)	(59,313,002)
	6,934,677	43,832,253
Premier Shares
Shares sold	—	50,000
Reinvestment of distributions	93	4
Shares redeemed	—	—
	93	50,004
Service Shares
Shares sold	14,791,704	57,177,090
Reinvestment of distributions	1	1
Shares redeemed	(14,610,607)	(42,229,202)
	181,098	14,947,889
Cash Management Shares
Shares sold	10	50,000
Reinvestment of distributions	6	3
Shares redeemed	(10)	—
	6	50,003
NET INCREASE IN SHARES	2,300,498	636,392,220

*	Commenced operations on October 30, 2015.
**	Valued at $1.00 per share.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	679,312,486,567	341,664,419,857
Reinvestment of distributions	228,130,062	47,502,955
Shares redeemed	(663,932,060,403)	(307,661,792,266)
	15,608,556,226	34,050,130,546
Select Shares
Shares sold	8,502,641,228	4,724,518,327
Reinvestment of distributions	13,611,144	1,486,634
Shares redeemed	(8,065,530,147)	(2,457,856,271)
	450,722,225	2,268,148,690
Preferred Shares
Shares sold	5,037,015,621	4,436,751,899
Reinvestment of distributions	488,639	22,074
Shares redeemed	(5,020,535,505)	(4,149,503,757)
	16,968,755	287,270,216
Capital Shares
Shares sold	10,652,559,765	6,278,638,378
Reinvestment of distributions	3,264,524	872,480
Shares redeemed	(11,152,584,172)	(6,063,354,389)
	(496,759,883)	216,156,469
Administration Shares
Shares sold	19,099,703,512	9,147,766,081
Reinvestment of distributions	3,423,832	46,616
Shares redeemed	(17,638,427,152)	(8,394,355,777)
	1,464,700,192	753,456,920
Premier Shares
Shares sold	151,061,648	—
Reinvestment of distributions	2	—
Shares redeemed	(49,751,597)	—
	101,310,053	—
Service Shares
Shares sold	1,586,419,647	1,207,971,623
Reinvestment of distributions	77,645	3,944
Shares redeemed	(1,617,574,204)	(1,307,720,818)
	(31,076,912)	(99,745,251)
Class A Shares(a)
Shares sold	82,512,499	2,627,049
Reinvestment of distributions	150,269	32
Shares redeemed	(28,719,988)	(1,064,279)
	53,942,780	1,562,802
Class C Shares(a)
Shares sold	16,050,266	446,476
Reinvestment of distributions	518	3
Shares redeemed	(10,526,992)	(33,123)
	5,523,792	413,356
Resource Shares
Shares sold	173,703,236	37,856,196
Reinvestment of distributions	40,846	883
Shares redeemed	(116,513,724)	(20,223,965)
	57,230,358	17,633,114
Cash Management Shares
Shares sold	90,322,721	243,548
Reinvestment of distributions	1,093	—
Shares redeemed	(86,558,693)	(233,217)
	3,765,121	10,331
Class R6 Shares(b)
Shares sold	16,335,613	5,221,480
Reinvestment of distributions	69,560	325
Shares redeemed	(8,336,546)	(516,924)
	8,068,627	4,704,881
NET INCREASE IN SHARES	17,242,951,334	37,499,742,074

*	Valued at $1.00 per share.
(a)	Commenced operations on February 29, 2016.
(b)	Commenced operations on December 29, 2015.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares*

Institutional Shares
Shares sold	19,049,765,992	$19,052,661,546	359,975,501,741
Reinvestment of distributions	10,026,650	10,028,865	60,513,386
Shares redeemed	(31,854,650,650)	(31,857,198,837)	(377,446,008,048)
	(12,794,858,008)	(12,794,508,426)	(17,409,992,921)
Select Shares
Shares sold	662,792,918	662,807,572	8,194,089,563
Reinvestment of distributions	207,572	207,586	6,865,222
Shares redeemed	(1,733,231,016)	(1,733,250,092)	(9,038,094,344)
	(1,070,230,526)	(1,070,234,934)	(837,139,559)
Preferred Shares
Shares sold	546,750,177	546,750,583	2,790,204,684
Reinvestment of distributions	13,650	13,650	129,915
Shares redeemed	(604,398,626)	(604,398,627)	(2,848,127,716)
	(57,634,799)	(57,634,394)	(57,793,117)
Capital Shares
Shares sold	5,238,387	5,238,387	1,757,607,292
Reinvestment of distributions	7	7	561,194
Shares redeemed	(113,907,949)	(113,907,949)	(1,850,937,346)
	(108,669,555)	(108,669,555)	(92,768,860)
Administration Shares
Shares sold	47,454,813	47,454,813	1,697,152,174
Reinvestment of distributions	48,245	48,256	323,068
Shares redeemed	(358,151,687)	(358,153,090)	(1,812,259,753)
	(310,648,629)	(310,650,021)	(114,784,511)
Premier Shares
Shares sold	—	—	—
Reinvestment of distributions	4	4	1
Shares redeemed	—	—	—
	4	4	1
Service Shares
Shares sold	8,133,390	8,134,574	218,281,802
Reinvestment of distributions	1,994	1,994	1,164
Shares redeemed	(25,068,703)	(25,070,196)	(222,349,097)
	(16,933,319)	(16,933,628)	(4,066,131)
Resource Shares
Shares sold	—	—	—
Reinvestment of distributions	2	2	1
Shares redeemed	—	—	—
	2	2	1
Cash Management Shares
Shares sold	283,535	283,535	14,627,940
Reinvestment of distributions	2	2	646
Shares redeemed	(11,025,022)	(11,025,022)	(11,927,270)
	(10,741,485)	(10,741,485)	2,701,316
NET DECREASE	(14,369,716,315)	$(14,369,372,437)	(18,513,843,781)

*	Valued at $1.00 per share.

75

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares*

Institutional Shares
Shares sold	8,522,574,597	$8,523,965,422	103,785,116,510
Reinvestment of distributions	4,795,497	4,796,957	11,417,004
Shares redeemed	(14,359,771,161)	(14,360,674,542)	(105,708,221,276)
	(5,832,401,067)	(5,831,912,163)	(1,911,687,762)
Select Shares
Shares sold	78,986,476	79,005,310	2,117,945,818
Reinvestment of distributions	119,300	119,341	270,446
Shares redeemed	(70,482,960)	(70,495,531)	(2,197,760,584)
	8,622,816	8,629,120	(79,544,320)
Preferred Shares
Shares sold	456,637,334	456,650,633	5,446,341,434
Reinvestment of distributions	7,448	7,449	510,400
Shares redeemed	(735,096,589)	(735,097,096)	(5,500,202,709)
	(278,451,807)	(278,439,014)	(53,350,875)
Capital Shares
Shares sold	39,980,109	39,983,541	602,761,250
Reinvestment of distributions	2,077	2,078	161,889
Shares redeemed	(179,717,055)	(179,717,056)	(566,760,887)
	(139,734,869)	(139,731,437)	36,162,252
Administration Shares
Shares sold	512,837,052	512,875,953	13,601,562,982
Reinvestment of distributions	8,558	8,558	374,085
Shares redeemed	(1,759,453,253)	(1,759,467,587)	(14,244,549,509)
	(1,246,607,643)	(1,246,583,076)	(642,612,442)
Premier Shares
Shares sold	—	—	—
Reinvestment of distributions	5	5	—
Shares redeemed	—	—	(5)
	5	5	(5)
Service Shares
Shares sold	221,802,281	221,831,871	4,837,531,314
Reinvestment of distributions	545	545	28,135
Shares redeemed	(474,938,880)	(474,960,336)	(5,361,694,359)
	(253,136,054)	(253,127,920)	(524,134,910)
Class C Shares(a)
Shares sold	192,576	193,680	9,508,979
Reinvestment of distributions	141	141	2,021
Shares redeemed	(18,801,137)	(18,801,137)	(10,820,524)
	(18,608,420)	(18,607,316)	(1,309,524)
Resource Shares
Shares sold	3,317,891	3,317,897	101,281,054
Reinvestment of distributions	2	2	6,820
Shares redeemed	(75,122,856)	(75,122,858)	(101,514,632)
	(71,804,963)	(71,804,959)	(226,758)
Cash Management Shares
Shares sold	—	—	5
Reinvestment of distributions	2	2	—
Shares redeemed	—	—	(5)
	2	2	—
NET DECREASE	(7,832,122,000)	$(7,831,576,758)	(3,176,704,344)

*	Valued at $1.00 per share.
(a)	At the close of business on October 11, 2016, Class C Shares were liquidated.

76

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Tax-Exempt Money Market Fund

	For the Fiscal Year Ended August 31, 2017		For the Period Ended August 31, 2016*

	Shares	Dollars	Shares**

Institutional Shares
Shares sold	16,744,340	$16,744,417	14,995,333
Reinvestment of distributions	20,091	20,092	2,644
Shares redeemed	(21,314,734)	(21,314,800)	(2,502,693)
	(4,550,303)	(4,550,291)	12,495,284
Select Shares
Shares sold	—	—	10,000
Reinvestment of distributions	51	51	7
Shares redeemed	—	—	—
	51	51	10,007
Preferred Shares
Shares sold	—	—	10,000
Reinvestment of distributions	44	44	4
Shares redeemed	—	—	—
	44	44	10,004
Capital Shares
Shares sold	—	—	10,000
Reinvestment of distributions	39	39	3
Shares redeemed	—	—	—
	39	39	10,003
Administration Shares
Shares sold	—	—	10,000
Reinvestment of distributions	29	29	2
Shares redeemed	—	—	—
	29	29	10,002
Service Shares
Shares sold	—	—	10,000
Reinvestment of distributions	7	7	2
Shares redeemed	—	—	—
	7	7	10,002
Resource Shares
Shares sold	—	—	10,005
Reinvestment of distributions	1	1	2
Shares redeemed	—	—	(5)
	1	1	10,002
NET INCREASE (DECREASE)	(4,550,132)	$(4,550,120)	12,555,304

*	Commenced operations on March 31, 2016.
**	Valued at $1.00 per share.

77

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	181,910,842,104	172,852,122,298
Reinvestment of distributions	148,012,472	38,873,240
Shares redeemed	(188,298,030,900)	(156,390,561,598)
	(6,239,176,324)	16,500,433,940
Select Shares
Shares sold	818,445,292	49,612,983
Reinvestment of distributions	253,468	19,119
Shares redeemed	(791,868,551)	(108,631,567)
	26,830,209	(58,999,465)
Preferred Shares
Shares sold	371,116,238	455,706,727
Reinvestment of distributions	121,167	7,441
Shares redeemed	(344,218,614)	(476,011,362)
	27,018,791	(20,297,194)
Capital Shares
Shares sold	4,508,313,068	2,575,909,714
Reinvestment of distributions	2,440,191	111,256
Shares redeemed	(3,951,781,554)	(2,433,503,089)
	558,971,705	142,517,881
Administration Shares
Shares sold	8,536,538,379	8,080,799,975
Reinvestment of distributions	3,475,761	13,405
Shares redeemed	(7,909,114,821)	(7,996,187,327)
	630,899,319	84,626,053
Premier Shares
Shares sold	116,968,089	20,005,149
Reinvestment of distributions	45	—
Shares redeemed	(80,050,108)	(917,314)
	36,918,026	19,087,835
Service Shares
Shares sold	133,237,074	322,514,582
Reinvestment of distributions	21,973	552
Shares redeemed	(177,621,932)	(428,002,431)
	(44,362,885)	(105,487,297)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Cash Management Shares
Shares sold	35,134	278,298
Reinvestment of distributions	7	—
Shares redeemed	(284,056)	—
	(248,915)	278,298
NET INCREASE (DECREASE) IN SHARES	(5,003,150,074)	16,562,160,051

*	Valued at $1.00 per share.

78

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	159,324,411,184	97,363,853,064
Reinvestment of distributions	46,702,636	10,384,855
Shares redeemed	(164,230,405,292)	(90,182,570,590)
	(4,859,291,472)	7,191,667,329
Select Shares
Shares sold	4,082,606,806	873,046,093
Reinvestment of distributions	378,814	179,323
Shares redeemed	(4,520,271,577)	(537,103,323)
	(437,285,957)	336,122,093
Preferred Shares
Shares sold	779,116,904	1,141,034,269
Reinvestment of distributions	324,082	55,229
Shares redeemed	(737,547,145)	(1,279,977,158)
	41,893,841	(138,887,660)
Capital Shares
Shares sold	1,845,150,097	2,978,985,083
Reinvestment of distributions	968,827	186,951
Shares redeemed	(1,981,230,822)	(3,017,277,611)
	(135,111,898)	(38,105,577)
Administration Shares
Shares sold	5,716,650,450	6,933,045,331
Reinvestment of distributions	965,137	28,279
Shares redeemed	(5,953,918,651)	(7,009,778,183)
	(236,303,064)	(76,704,573)
Premier Shares
Shares sold	—	—
Reinvestment of distributions	2	—
Shares redeemed	—	—
	2	—
Service Shares
Shares sold	3,595,043,595	2,298,748,847
Reinvestment of distributions	69,164	9,364
Shares redeemed	(3,428,037,719)	(2,451,687,483)
	167,075,040	(152,929,272)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	1	—
Shares redeemed	—	—
	1	—
Cash Management Shares
Shares sold	771,157	—
Reinvestment of distributions	11	—
Shares redeemed	(618,667)	—
	152,501	—
NET INCREASE (DECREASE) IN SHARES	(5,458,871,006)	7,121,162,340

*	Valued at $1.00 per share.

79

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	27,121,688,188	28,752,349,005
Reinvestment of distributions	28,334,702	9,208,383
Shares redeemed	(28,407,264,596)	(28,938,114,201)
	(1,257,241,706)	(176,556,813)
Select Shares
Shares sold	—	6,200,006
Reinvestment of distributions	41,687	11,386
Shares redeemed	(3,676,988)	(7,508,363)
	(3,635,301)	(1,296,971)
Preferred Shares
Shares sold	121,203,708	697,520,894
Reinvestment of distributions	50,947	24,437
Shares redeemed	(182,444,254)	(662,712,556)
	(61,189,599)	34,832,775
Capital Shares
Shares sold	1,946,345,268	1,336,137,651
Reinvestment of distributions	604,589	49,784
Shares redeemed	(1,995,225,910)	(1,175,205,221)
	(48,276,053)	160,982,214
Administration Shares
Shares sold	657,229,221	439,259,245
Reinvestment of distributions	366,979	8,175
Shares redeemed	(609,915,851)	(639,648,519)
	47,680,349	(200,381,099)
Premier Shares
Shares sold	82,443,759	9
Reinvestment of distributions	2	—
Shares redeemed	(66,933,677)	(5)
	15,510,084	4
Service Shares
Shares sold	779,359,271	1,323,551,907
Reinvestment of distributions	4,724	5,066
Shares redeemed	(777,246,619)	(1,536,207,787)
	2,117,376	(212,650,814)
Resource Shares
Shares sold	—	5
Reinvestment of distributions	—	—
Shares redeemed	—	(5)
	—	—
Cash Management Shares
Shares sold	696,664,664	250,039,275
Reinvestment of distributions	—	—
Shares redeemed	(736,623,453)	(324,308,723)
	(39,958,789)	(74,269,448)
NET DECREASE IN SHARES	(1,344,993,639)	(469,340,152)

*	Valued at $1.00 per share.

80

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of August 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (or for the Goldman Sachs Financial Square Tax-Exempt Money Market Fund, for the year then ended and for the period from March 31, 2016 (the commencement of operations) through August 31, 2016, and for the Goldman Sachs Financial Square Federal Instruments Fund, for the year then ended and for the period from October 30, 2015 (the commencement of operations) through August 31, 2016) and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

81

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited)

As a shareholder of Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Institutional Shares
Actual	$1,000.00	$1,003.50		$1.01	$1,000.00	$1,003.70		$0.91	$1,000.00	$1,005.50		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02	1,000.00	1,024.30	+	0.92	1,000.00	1,024.30	+	0.92
Select Shares
Actual	1,000.00	1,003.30		1.16	1,000.00	1,003.50		1.06	1,000.00	1,005.30		1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.05	+	1.17	1,000.00	1,024.15	+	1.07	1,000.00	1,024.15	+	1.07
Preferred Shares
Actual	1,000.00	1,003.00		1.57	1,000.00	1,003.20		1.41	1,000.00	1,004.90		1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.64	+	1.58	1,000.00	1,023.79	+	1.43	1,000.00	1,023.79	+	1.43
Capital Shares
Actual	1,000.00	1,002.70		1.77	1,000.00	1,002.90		1.67	1,000.00	1,004.70		0.91
Hypothetical (5% return before expenses)	1,000.00	1,023.44	+	1.79	1,000.00	1,023.54	+	1.68	1,000.00	1,024.30	+	0.92
Administration Shares
Actual	1,000.00	1,002.20		2.27	1,000.00	1,002.40		2.17	1,000.00	1,004.10		2.17
Hypothetical (5% return before expenses)	1,000.00	1,022.94	+	2.29	1,000.00	1,023.04	+	2.19	1,000.00	1,023.04	+	2.19
Premier Shares
Actual	1,000.00	1,001.70		2.77	1,000.00	1,001.90		2.62	1,000.00	1,003.70		1.82
Hypothetical (5% return before expenses)	1,000.00	1,022.43	+	2.80	1,000.00	1,022.58	+	2.65	1,000.00	1,023.39	+	1.84
Service Shares
Actual	1,000.00	1,001.00		3.53	1,000.00	1,001.20		3.38	1,000.00	1,002.80		3.43
Hypothetical (5% return before expenses)	1,000.00	1,021.68	+	3.57	1,000.00	1,021.83	+	3.41	1,000.00	1,021.78	+	3.47
Class A Shares
Actual	N/A	N/A		N/A	1,000.00	1,002.40		2.17	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,023.04	+	2.19	N/A	N/A		N/A
Class C Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.00		4.34	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,020.87	+	4.38	N/A	N/A		N/A
Resource Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.50		4.03	1,000.00	1,002.20		1.82
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,021.17	+	4.08	1,000.00	1,023.39	+	1.84
Cash Management Shares
Actual	1,000.00	1,000.10		4.44	1,000.00	1,000.20		4.29	1,000.00	1,001.40		3.68
Hypothetical (5% return before expenses)	1,000.00	1,020.77	+	4.48	1,000.00	1,020.92	+	4.33	1,000.00	1,021.53	+	3.72
Class R6 Shares
Actual	N/A	N/A		N/A	1,000.00	1,003.70		0.91	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A

82

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt Money Market				Treasury Instruments Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Institutional Shares
Actual	$1,000.00	$1,005.40		$0.91	$1,000.00	$1,003.00		$0.91	$1,000.00	$1,003.40		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.30	+	0.92	1,000.00	1,024.20	+	1.02
Select Shares
Actual	1,000.00	1,005.20		1.06	1,000.00	1,003.00		1.11	1,000.00	1,003.30		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	1,000.00	1,024.10	+	1.12	1,000.00	1,024.05	+	1.17
Preferred Shares
Actual	1,000.00	1,004.80		1.41	1,000.00	1,002.50		1.46	1,000.00	1,002.90		1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.79	+	1.43	1,000.00	1,023.74	+	1.48	1,000.00	1,023.69	+	1.53
Capital Shares
Actual	1,000.00	1,004.60		1.67	1,000.00	1,002.30		1.67	1,000.00	1,002.70		1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.54	+	1.68	1,000.00	1,023.54	+	1.68	1,000.00	1,023.44	+	1.79
Administration Shares
Actual	1,000.00	1,004.10		2.17	1,000.00	1,001.70		2.22	1,000.00	1,002.20		2.27
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19	1,000.00	1,022.99	+	2.24	1,000.00	1,022.94	+	2.29
Premier Shares
Actual	1,000.00	1,003.50		1.82	N/A	N/A		N/A	1,000.00	1,001.70		2.77
Hypothetical (5% return before expenses)	1,000.00	1,023.39	+	1.84	N/A	N/A		N/A	1,000.00	1,022.43	+	2.80
Service Shares
Actual	1,000.00	1,002.80		3.43	1,000.00	1,000.50		3.43	1,000.00	1,001.00		3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.78	+	3.47	1,000.00	1,021.78	+	3.47	1,000.00	1,021.73	+	3.52
Resource Shares
Actual	1,000.00	1,002.00		1.82	1,000.00	1,000.10		3.83	1,000.00	1,000.40		2.47
Hypothetical (5% return before expenses)	1,000.00	1,023.39	+	1.84	1,000.00	1,021.37	+	3.87	1,000.00	1,022.74	+	2.50
Cash Management Shares
Actual	1,000.00	1,001.20		3.63	N/A	N/A		N/A	1,000.00	1,000.10		4.08
Hypothetical (5% return before expenses)	1,000.00	1,021.58	+	3.67	N/A	N/A		N/A	1,000.00	1,021.12	+	4.13

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Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited) (continued)

	Treasury Obligations Fund				Treasury Solutions Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Institutional Shares
Actual	$1,000.00	$1,003.50		$1.01	$1,000.00	$1,003.50		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02	1,000.00	1,024.20	+	1.02
Select Shares
Actual	1,000.00	1,003.40		1.16	1,000.00	1,003.30		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.05	+	1.17	1,000.00	1,024.05	+	1.17
Preferred Shares
Actual	1,000.00	1,003.00		1.51	1,000.00	1,003.00		1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53
Capital Shares
Actual	1,000.00	1,002.80		1.77	1,000.00	1,002.70		1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.44	+	1.79	1,000.00	1,023.44	+	1.79
Administration Shares
Actual	1,000.00	1,002.30		2.27	1,000.00	1,002.20		2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.94	+	2.29	1,000.00	1,022.94	+	2.29
Premier Shares
Actual	1,000.00	1,001.80		2.57	1,000.00	1,001.70		2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.63	+	2.60	1,000.00	1,022.43	+	2.80
Service Shares
Actual	1,000.00	1,001.00		3.48	1,000.00	1,001.00		3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.73	+	3.52	1,000.00	1,021.73	+	3.52
Resource Shares
Actual	1,000.00	1,000.50		2.52	1,000.00	1,000.40		2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.68	+	2.55	1,000.00	1,022.74	+	2.50
Cash Management Shares
Actual	1,000.00	1,000.10		4.99	1,000.00	1,000.10		4.03
Hypothetical (5% return before expenses)	1,000.00	1,020.21	+	5.04	1,000.00	1,021.17	+	4.08

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Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited) (continued)

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Class A Shares	Class C Shares	Resource Shares	Cash Management Shares	Class R6 Shares
Federal Instruments	0.20%	0.23%	0.31%	0.35%	0.45%	0.55%	0.70%	N/A	N/A	N/A	0.88%	N/A
Government	0.18	0.21	0.28	0.33	0.43	0.52	0.67	0.43%	0.86%	0.80%	0.85	0.18%
Money Market	0.18	0.21	0.28	0.18	0.43	0.36	0.68	N/A	N/A	0.36	0.73	N/A
Prime Obligations	0.18	0.21	0.28	0.33	0.43	0.36	0.68	N/A	N/A	0.36	0.72	N/A
Tax-Exempt Money Market	0.18	0.22	0.29	0.33	0.44	N/A	0.68	N/A	N/A	0.76	N/A	N/A
Treasury Instruments	0.20	0.23	0.30	0.35	0.45	0.55	0.69	N/A	N/A	0.49	0.81	N/A
Treasury Obligations	0.20	0.23	0.30	0.35	0.45	0.51	0.69	N/A	N/A	0.50	0.99	N/A
Treasury Solutions	0.20	0.23	0.30	0.35	0.45	0.55	0.69	N/A	N/A	0.49	0.80	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

85

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Financial Square Tax-Exempt Money Market Fund, which commenced operations on March 31, 2016); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement;
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports; and
(o)	the efforts of the Investment Adviser to respond to amendments to the regulatory framework for money market funds, including implementation of the final set of reforms as of October 11, 2016.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (except for the Financial Square Tax-Exempt Money Market Fund, which commenced operations on March 31, 2016) to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They considered that the Investment Adviser had expended substantial resources to respond to amendments to the regulatory framework for money market funds. They noted that the Funds had implemented the final set of reforms as of October 11, 2016, including the requirements relating to the use of liquidity fees and redemption gates, and the transition to a floating net asset value for each of the Financial Square Prime Obligations, Financial Square Money Market and Financial Square Tax-Exempt Money Market Funds (the “Floating NAV Money Market Funds”). They considered that the Funds had operated in a challenging yield environment since 2009 (although yields had begun to improve as a result of recent actions by the Federal Reserve), and that the Investment Adviser had been able to maintain a positive yield to meet the demand of the Funds’ investors, in many instances as the result of voluntary fee waivers and expense reimbursements. The Trustees also considered that each Fund had maintained a stable net asset value and, with respect to the Floating NAV Money Market Funds, experienced minimal principal volatility after transitioning to a floating net asset value. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

The Trustees noted that the Financial Square Tax-Exempt Money Market Fund had launched on March 31, 2016 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had waived fees and reimbursed expenses for the Funds in order to maintain positive yields. They also observed that the Investment Adviser had expended substantial resources to respond to amendments to the regulatory framework for money market funds. They noted that the Funds had implemented the final set of reforms as of October 11, 2016, including the requirements relating to the use of liquidity fees and redemption gates, and the transition to a floating net asset value for each of the Floating NAV Money Market Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015 (2016 only for the Financial Square Tax-Exempt Money Market Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

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Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

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Trustees and Officers (Unaudited) (continued) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

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Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

95

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2017, 99.96% of the distributions from net investment income paid by the Financial Square Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the year ended August 31, 2017, 100%, 100%, 58.83%, 100%, 100%, 100%, and 55.67% of the net investment company taxable income distributions paid by the Financial Square Federal Instruments, Financial Square Government, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, Financial Square Treasury Solutions, and Financial Square Money Market Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

96

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman Sachs & Co. LLC.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 107105-TMPL-10/2017-630987 FSQAR-17/78k

Goldman Sachs Funds

Annual Report	August 31, 2017

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Dynamic U.S. Equity
Flexible Cap*
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities

*Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.

Goldman Sachs Fundamental Equity Growth Funds

∎	CAPITAL GROWTH

∎	CONCENTRATED GROWTH

∎	DYNAMIC U.S. EQUITY

∎	FLEXIBLE CAP

∎	GROWTH OPPORTUNITIES

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

∎	Make decisions as long-term business owners rather than as stock traders

∎	Perform in-depth, fundamental research

∎	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

∎	Established brand names
∎	Dominant market shares
∎	Pricing power
∎	Recurring revenue streams
∎	Free cash flow
∎	Long product life cycles
∎	Favorable long-term growth prospects
∎	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

∎	Perform rigorous valuation analysis of every potential investment

∎	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2017 (the “Reporting Period”), despite unexpected political events both domestically and abroad and three Federal Reserve (“Fed”) interest rate hikes. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 16.23%. The Russell 3000® Index generated a return of 16.06%.

As the Reporting Period began in early September 2016, U.S. and international equities alike fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. (Hawkish commentary tends to suggest higher interest rates; opposite of dovish.) U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected results of the November 2016 U.S. presidential elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of the incoming Administration’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

U.S. equities rallied significantly in the first two months of 2017 before declining in March. In January 2017, markets rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017 driven by risk-on sentiment owing to potential U.S. tax reform and deregulation as well as by stronger economic data. (Risk-on sentiment refers to an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. During periods when risk is perceived as low, risk-on sentiment indicates investors tend to engage in higher-risk investments; when risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.) In March 2017, the Fed raised interest rates for the third time since the 2007-2009 global financial crisis and maintained projections for three additional interest rate increases before the end of 2017. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care.

U.S. equities declined in April 2017, as Fed minutes suggested stocks were overvalued, but then rebounded on strong first quarter 2017 earnings reports and receding European political risk following the French presidential election. Although the labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditure (“PCE”) remained below the Fed’s 2% target at just 1.4% year over year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the federal funds rate by 0.25% in June 2017, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the

MARKET REVIEW

Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios.

U.S. equities gained in July 2017. The Institute for Supply Management (“ISM”) manufacturing index rose in June 2017 to 57.8, the highest level in nearly three years. However, inflation dynamics remained weaker. The core consumer price index (“CPI”) was still soft in June 2017, rising 1.7% year over year and 0.1% month over month. Fed Chair Yellen’s assessment during her Congressional testimony that the federal funds rate was close to its neutral policy rate was interpreted dovishly by markets. The Fed kept its monetary policy unchanged in July 2017, as had been widely expected. The Fed’s statement included an upgrade to its assessment of job growth as well as an acknowledgment that inflation was “below” target. This compares with its prior view, which noted inflation was “somewhat below” its 2% target, a shift that resulted in a mildly dovish market reaction. The Fed also stated it expected its balance sheet normalization to begin “relatively soon.” (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

U.S. equities were roughly flat in August 2017. U.S. economic activity continued to be strong, with several surveys on consumer sentiment and manufacturing surprising positively. This remained in contrast to subdued inflation, which surprised to the downside for the fifth consecutive month in July 2017, albeit largely due to idiosyncratic factors. The Fed’s minutes suggested increased concerns on inflation, highlighting that “many participants” saw “some likelihood that inflation may remain below 2 percent for longer than expected.” Hurricane Harvey caused extensive flooding and damages in Texas and Louisiana and significantly impacted refinery operations, resulting in a surge in gasoline prices.

For the Reporting Period overall, information technology and financials were the best performing sectors in the S&P 500 Index by a wide margin. The weakest performing sectors in the S&P 500 Index were energy and telecommunication services, the only two to post a negative absolute return, followed by consumer staples and real estate, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, all capitalization segments posted positive returns, but large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by small-cap stocks, as measured by the Russell 2000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we maintained a positive view ahead for U.S. and global equities based on consensus economic and earnings growth expectations. Global economic growth and earnings forecasts were trending upward in all major regions for the first time since 2010. The U.S. economy offered the strongest growth amongst the developed countries, and there is significant investor and business optimism about potential pro-growth policies that we feel could support further economic and earnings growth. However, we believe this positive sentiment was already reflected in elevated equity valuations and U.S. equities reaching all-time highs toward the end of the Reporting Period.

MARKET REVIEW

Further, while we remained positive on U.S. equities at the end of the Reporting Period, we also recognized that legislative challenges could moderate the pace of policy change and economic growth. We believe optimism needs to convert to confidence to turn sentiment into action, potentially generating real business activity and maintaining investor enthusiasm. We think deregulation and tax reform would be critical components of this transition. Regulatory reform, we feel, is easier to enact because it can largely be accomplished with executive orders. Tax reform may be more challenging, but we think it is key to reviving confidence. Signs we will be watching to gauge whether the conversion to confidence is successful include rising corporate investment and earnings growth meeting or exceeding market expectations. We believe political uncertainty remains a risk to this transition process. We think the difficulties around passing health care reform have increased the risks around the current Administration’s ability to execute on other elements of its pro-growth agenda.

That said, regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

MARKET REVIEW

Changes to the Funds’ Portfolio Management Team during the Reporting Period

In July 2017, Michael DeSantis was named co-lead portfolio manager on the Goldman Sachs Small/Mid Cap Growth Fund alongside Steve Barry and Dan Zimmerman. Michael is a Vice President on the Team and is being recognized for his meaningful contributions to our shareholders’ portfolios since he joined the Team in 2011. Michael will continue his research coverage within the technology sector and will also continue his co-lead portfolio manager role on the Goldman Sachs Technology Opportunities Fund.

The Goldman Sachs Growth Equity Investment Team consists of 17 investment professionals, averaging 16 years of industry experience. The team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has more than 30 years of investment experience and has been with the team since 1999.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 21.47%, 20.59%, 21.96%, 21.36%, 21.77%, 21.19% and 21.99%, respectively. These returns compare to the 20.82% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole also contributed positively, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were industrials, real estate and consumer staples, wherein effective stock selection drove results. The only two sectors to detract from the Fund’s relative results during the Reporting Period were financials and materials, wherein stock selection was weak.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in aerospace and defense company Boeing, payments company MasterCard and information technology giant Apple.

In October 2016, Boeing reported earnings that beat market expectations on sales and earnings per share and also raised its full year guidance on earnings. Also, the company reiterated its expectation about increasing sales, margins, earnings per share and free cash flow through the end of the decade. Boeing’s stock price continued to rise after the company beat market earnings per share estimates and raised guidance in April 2017. Its stock price rallied further in late July 2017 after the company announced better than market expected earnings and free cash flow. At the end of the Reporting Period, we were optimistic about what we view as the company’s strong productivity track record, multi-year commercial aircraft backlog and improving prospects in its defense business. Overall, we believe in Boeing because, in our opinion, it has maintained a strong competitive position, robust free cash flow and focus on shareholders through buybacks and distributions.

Much of the increase in MasterCard’s share price was not driven, we believe, by stock-specific factors but rather by strong performance in the information technology sector and among payment companies in general. MasterCard’s stock did react positively after the company announced first and second quarter 2017 earnings in which revenues and earnings outpaced market expectations. This strong performance was explained by the company to be caused by higher processed transactions and robust cross-border volume. At the end of

PORTFOLIO RESULTS

the Reporting Period, we were optimistic on the company’s ability to grow its core payments business through new client wins as well as through further differentiation of the company by expanding to new growth areas such as consumer credit and peer-to-peer lending. We were also positive about operating trends and MasterCard’s ongoing focus on diversification and fee-based revenue stream, which we believe position the company well relative to competitors.

Apple reported strong fiscal first quarter results at the beginning of February 2017 that beat market expectations on both revenue and earnings per share, driven by better than market expected iPhone sales. This report caused Apple’s stock price to jump. The company then announced results at the beginning of May 2017 that were broadly in line with market estimates on most metrics and guidance. In August 2017, the company reported solid earnings ahead of the highly anticipated release of its new iPhone. Apple’s positive performance was led by strong iPad and services revenue growth. At the end of the Reporting Period, we continued to see what we believe are a number of strong growth catalysts for Apple, including solid iPhone demand and ongoing product innovation and development. Apple also has continued to deliver strong services growth, which, in our view, is important as this decreases transactional volatility tied to product cycles. Further, we remained optimistic on Apple’s significant installed base, experienced management and established brand name.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in automotive aftermarket parts retailer O’Reilly Automotive, beer producer and seller Molson Coors Brewing and consumer products retailer Newell Brands.

Through most of the Reporting Period, O’Reilly Automotive’s stock price had been weak based largely on a combination of concerns about increased competition within the auto parts industry and weaker than market expected margins. In late April 2017, the company’s stock price declined when the company announced an earnings per share miss. In early July 2017, the company preannounced weak sales comparisons, missing both its guidance and analysts’ estimates, causing its share price to fall further. O’Reilly Automotive’s management explained the disappointing results as being caused by mild winter weather and weaker consumer demand. We decided to exit the Fund’s position to allocate capital in companies in which we had higher conviction.

Molson Coors Brewing’s share price declined following the U.S. elections in November 2016 and in early 2017 due to widespread concerns around slowing beer industry volumes. In February 2017, the company reported better than market expected earnings, but softer scanner data through March 2017 continued to weigh on its shares. (Scanner data is retail purchase information (such as price, brand, product size, amount purchased) gathered at the point of purchase by an electronic device that reads a coded ticket on the product through the use of an electronic reader over which the product passes.) The company’s share price declined further in June 2017 following an investor meeting during which its management announced a downward revision to its margin guidance. At the end of the Reporting Period, we expected the recent Miller Lite deal to unlock greater cost and revenue synergy opportunities than the market originally expected, which could potentially drive significant margin expansion over time. (On October 11, 2016, SABMiller sold its stake in MillerCoors for around $12 billion after the company was acquired by Anheuser-Busch InBev, making Molson Coors the 100% owner of MillerCoors. In effect, MillerCoors became the U.S. business unit of Molson Coors. In Canada, Molson Coors regained the right (from SABMiller) to make and market Miller Genuine Draft and Miller Lite.) Additionally, we believed further consolidation within the industry could have potentially positive implications for Molson Coors Brewing.

In late 2016, Newell Brands reported third quarter 2016 results that were below market expectations, causing its share price to decline. There was short-term concern that sales momentum may slow in the coming quarters due to ongoing integration work. During May 2017, the company’s stock rallied after it reported strong first quarter 2017 results led by better than market expected core sales growth. Newell Brands also reported earnings per share that exceeded market estimates while raising guidance. This was well received by investors as many of the company’s peers had reported disappointing earnings around the same time. The company’s share price, however, then sharply declined in early August 2017 following a disappointing earnings release in which organic sales were below consensus estimates. Investors reacted negatively to this, as the consumer sector has been

PORTFOLIO RESULTS

challenged in 2017 year to date through the end of August. Despite its underperformance, we continued to like the business and believed, at the end of the Reporting Period, that Newell Brands potentially represents a multi-year, double-digit earnings growth story. In our view, the company’s acquisition of Jarden, a similar holding company of consumer durable goods, could potentially yield meaningful synergies and earnings flexibility. Overall, we believed at the end of the Reporting Period that Newell Brands has a strong management team with a demonstrated track record of delivering shareholder value through both organic growth and acquisitions.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Edwards Lifesciences. The company is a leading innovator in technologies that treat structural heart diseases, an area of largely unmet need. One of its key innovations is transcatheter aortic valve replacement (“TAVR”), which is a minimally invasive procedure to replace heart valves. We believe the TAVR market opportunity remains compelling at the company’s valuation at the time of purchase. We also believe TAVR is in the early stages in terms of penetration and adoption. In our view, the company has substantial upside potential should it take share away from open heart surgery and expand the market over the coming years as we anticipate.

We established a Fund position in biopharmaceutical company Amgen during the Reporting Period. The company, which operates in the areas of oncology and bone, inflammatory and cardiovascular diseases, is one of the leaders in the biotechnology industry, and we are positive on its ability to continue to grow market share. We further believe that with its new product cycles and existing growth franchises, the company should be able to offset any potential declines in its legacy business while continuing to grow both revenue and earnings. In our view, Amgen has robust free cash flow, a strong balance sheet and, we believe, was trading at an attractive valuation relative to its peers at the end of the Reporting Period.

Conversely, in addition to the sale of O’Reilly Automotive, mentioned earlier, we exited the Fund’s position in tobacco company Reynolds American during the Reporting Period. The company saw its stock price spike in October 2016 as news broke that British American Tobacco, which already owned 42% of Reynolds American, made a proposal to acquire the remaining 58% of the company at a premium. Following this development, we felt the risk/reward balance was less compelling and decided to sell the position.

We eliminated the Fund’s position in McCormick & Company, a manufacturer of spices, seasoning mixes and condiments. Its stock had been a strong performer for the Fund in the first half of 2016. However, the company’s premium valuation and more conventional consumer staples characteristics left it vulnerable amidst a cyclical market rotation, in our view. Consequently, we decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, relative to the Russell Index, the Fund’s allocation in health care increased modestly and its exposure to materials decreased modestly.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had an overweighted position relative to the Russell Index in the consumer staples sector. On the same date, the Fund was rather neutrally weighted to the Russell Index in consumer discretionary, financials, energy, health care, industrials, information technology, materials and real estate and had no positions in utilities or telecommunication services at the end of the Reporting Period.

FUND BASICS

Capital Growth Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	21.47%	20.82%
Class C	20.59	20.82
Institutional	21.96	20.82
Service	21.36	20.82
Investor	21.77	20.82
Class R	21.19	20.82
Class R6	21.99	20.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	14.52%	12.88%	6.73%	9.24%	4/20/90
Class C	19.27	13.30	6.54	5.69	8/15/97
Institutional	21.65	14.61	7.77	6.90	8/15/97
Service	21.01	14.04	7.23	6.38	8/15/97
Investor	21.44	14.44	N/A	7.84	11/30/07
Class R	20.83	13.88	N/A	7.30	11/30/07
Class R6	21.63	N/A	N/A	7.77	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.51%
Class C	1.90	2.26
Institutional	0.75	1.11
Service	1.25	1.61
Investor	0.90	1.26
Class R	1.40	1.76
Class R6	0.74	1.09

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.4%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	3.9	Software
Facebook, Inc. Class A	3.7	Internet Software & Services
Amazon.com, Inc.	3.4	Internet & Direct Marketing Retail
MasterCard, Inc. Class A	3.1	IT Services
Alphabet, Inc. Class C	2.5	Internet Software & Services
Alphabet, Inc. Class A	2.5	Internet Software & Services
Comcast Corp. Class A	2.4	Media
Honeywell International, Inc.	2.1	Industrial Conglomerates
McDonald’s Corp.	2.0	Hotels, Restaurants & Leisure

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented less than 1% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	21.47%	13.97%	7.90%	9.57%
Including sales charges	14.77%	12.69%	7.30%	9.34%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	20.59%	13.12%	7.10%	5.86%
Including contingent deferred sales charges	19.57%	13.12%	7.10%	5.86%

Institutional Class (Commenced August 15, 1997)	21.96%	14.43%	8.33%	7.06%

Service Class (Commenced August 15, 1997)	21.36%	13.86%	7.80%	6.54%

Investor (Commenced November 30, 2007)	21.77%	14.26%	N/A	8.16%

Class R (Commenced November 30, 2007)	21.19%	13.68%	N/A	7.62%

Class R6 (Commenced July 31, 2015)	21.99%	N/A	N/A	9.29%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than diversified mutual funds. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at what it believes to be reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Effective July 28, 2017, Goldman Sachs Focused Growth Fund merged with Goldman Sachs Concentrated Growth Fund. Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 17.75%, 16.88%, 18.22%, 18.14%, 17.46% and 18.17%, respectively. These returns compare to the 20.82% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid double-digit positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the health care, consumer discretionary and financials sectors detracted from the Fund’s relative results most during the Reporting Period. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were real estate, telecommunication services and consumer staples. Effective stock selection helped most in real estate and consumer staples. Having no exposure to telecommunication services, which was the second-weakest sector in the Russell Index during the Reporting Period, drove results in that sector.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in oil well services company Schlumberger, athletic footwear and apparel company NIKE and beer producer and seller Molson Coors Brewing.

During the Reporting Period, Schlumberger announced fourth quarter 2016 earnings that were ahead of consensus expectations. However, its shares were weak, as the company expressed a slower than market expected recovery in international activity. Like many companies in the energy sector, Schlumberger’s stock price also came under pressure amidst volatility in global oil prices. While we believe trends may stabilize and improve over the long term and believe Schlumberger is a high quality company, we decided to exit the position to pursue other opportunities.

NIKE reported solid fiscal first quarter results during the Reporting Period, with revenue growth and earnings above market estimates. However, both its gross margin and future sales guidance came in below consensus expectations. NIKE’s shares quickly rebounded, with its stock price

PORTFOLIO RESULTS

spiking on the last day of June 2017 when the company announced earnings that were better than market expectations on revenue and earnings per share, while also announcing in-line guidance. However, its shares then turned downward again following the footwear retailer Foot Locker’s announcement of significantly weaker than market expected earnings; this was viewed by many investors as a negative indicator for footwear sales broadly. At the end of the Reporting Period, we remained positive on the company’s focus on innovation and product development, which we believe is stronger than it has been in the recent past. One example of this is NIKE announcing a deal to sell its shoes through Amazon. In our view, NIKE has a resilient business model, with diverse product offerings, global channels, market share gains and meaningful share buybacks. We continued to believe at the end of the Reporting Period that the company is a best-in-class franchise in a structurally healthy and growing category, and we remained positive on its long-term growth potential.

Molson Coors Brewing’s share price declined following the U.S. elections in November 2016 and in early 2017 due to widespread concerns around slowing beer industry volumes. In February 2017, the company reported better than market expected earnings, but softer scanner data through March 2017 continued to weigh on its shares. (Scanner data is retail purchase information (such as price, brand, product size, amount purchased) gathered at the point of purchase by an electronic device that reads a coded ticket on the product through the use of an electronic reader over which the product passes.) The company’s share price declined further in June 2017 following an investor meeting during which its management announced a downward revision to its margin guidance. While we think the company still has growth opportunities, especially given its recent merger and acquisition deals, we felt the risk/reward profile of the position was less compelling than it had been and decided to exit the position to pursue other opportunities.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in international freight transportation provider CSX, information technology giant Apple and pharmaceuticals company Vertex Pharmaceuticals.

CSX, a new position for the Fund during the Reporting Period, provides rail, intermodal, domestic container shipping and contract logistics services around the world. Since being added to the Fund’s portfolio during the fourth quarter of 2016, the company saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer (“CEO”), Hunter Harrison, resigned and was reportedly seeking a senior management position at CSX. The market viewed the potential move positively given Harrison’s strong reputation, and indeed Harrison was hired later in the quarter as CEO. Further, in April 2017, the company reported strong first calendar quarter results in which better pricing and impressive cost control led to better than market expected earnings per share and revenues. The company’s share price took a pause in July 2017, following an earnings miss due to poorer operating efficiencies than reported in the preceding quarters. Still, at the end of the Reporting Period, we continued to believe CSX was well positioned to benefit from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, we were optimistic at the end of the Reporting Period about what we viewed as CSX’s growth outlook, operational improvement and strong free cash flow generation.

Apple reported strong fiscal first quarter results at the beginning of February 2017 that beat market expectations on both revenue and earnings per share, driven by better than market expected iPhone sales. This report caused Apple’s stock price to jump. The company then announced results at the beginning of May 2017 that were broadly in line with market estimates on most metrics and guidance. In August 2017, the company reported solid earnings ahead of the highly anticipated release of its new iPhone. Apple’s positive performance was led by strong iPad and services revenue growth. At the end of the Reporting Period, we continued to see what we believe are a number of strong growth catalysts for Apple, including solid iPhone demand and ongoing product innovation and development. Apple also has continued to deliver strong services growth, which, in our view, is important as this decreases transactional volatility tied to product cycles. Further, we remained optimistic on Apple’s significant installed base, experienced management and established brand name.

Vertex Pharmaceuticals announced earnings in January 2017 that were better than market estimates on earnings per share and total revenue. Most of the movement in the stock, however, occurred later in the first calendar quarter when its share price spiked as the company announced the successful clinical trial of one of its cystic fibrosis drugs. Again, in July 2017, positive data from studies for the drug caused the stock price to rise significantly. At the end of the Reporting Period, we were encouraged by the stock’s performance in 2017 year-to-date

PORTFOLIO RESULTS

through August, especially following a challenging 2016 for the company. We think Vertex Pharmaceuticals has strong underlying fundamentals and a promising product pipeline with significant short- and long-term catalysts, at an attractive valuation. We believe the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share and geographic expansionary efforts that have contributed to meaningful profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in media and entertainment company Walt Disney & Co. As the outlook for U.S. economic growth improved for many following the 2016 U.S. elections, we are positive on the ability of the company to capitalize on potential opportunities, especially in its theme park revenue. We also felt that some of the perceived risks surrounding its ESPN business were overdone. In our view, Disney has a strong balance sheet and robust free cash flow and earnings growth and remains committed to buying back shares. At the time of purchase, we were positive on the company moving forward and on its potential for sustained growth.

We established a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management team and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in multinational conglomerate 3M. In our view, 3M is undergoing a transition with revised earnings, particularly in its electronics business. We believe this is being driven by customers moving away from LED to OLED devices in televisions and smartphones. (LED stands for light-emitting diode. OLED stands for organic light-emitting diode.) We think this shift may add headwinds to the company’s earnings in the near term, and we exited the position to invest in what we considered to be relatively more attractive risk/reward ideas.

We exited the Fund’s position in global pharmaceutical company Allergan. Volatility related to mergers and acquisitions in which the company has been involved as well as concerns about drug pricing pressures weighed on the company’s stock during the Reporting Period. Furthermore, disappointing quarterly results challenged the stock and further pushed out the timeline of our investment thesis. Though we remained positive at the end of the Reporting Period on the outlook for Allergan, we decided to sell the position in favor of more compelling ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and financials increased and its allocations to real estate and information technology decreased relative to the Russell Index. The Fund’s allocation to cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the Russell Index in the financials, consumer staples, consumer discretionary and real estate sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, materials and industrials. The Fund was rather neutrally weighted relative to the Russell Index in energy and health care and had no positions at all in the utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Concentrated Growth Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	17.75%	20.82%
Class C	16.88	20.82
Institutional	18.22	20.82
Investor	18.14	20.82
Class R	17.46	20.82
Class R6	18.17	20.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.83%	11.51%	5.76%	7.24%	9/03/02
Class C	16.54	11.94	5.57	6.84	9/03/02
Institutional	18.81	13.22	6.79	8.08	9/03/02
Investor	18.65	13.06	N/A	6.57	11/30/07
Class R	18.09	12.48	N/A	6.06	11/30/07
Class R6	18.83	N/A	N/A	6.37	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.63%
Class C	1.95	2.38
Institutional	0.82	1.23
Investor	0.94	1.38
Class R	1.45	1.89
Class R6	0.81	1.21

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.0%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	4.9	Software
Facebook, Inc. Class A	4.5	Internet Software & Services
Alphabet, Inc. Class A	4.1	Internet Software & Services
Amazon.com, Inc.	4.0	Internet & Direct Marketing Retail
Comcast Corp. Class A	3.4	Media
American Tower Corp.	3.0	Equity Real Estate Investment Trusts (REITs)
MasterCard, Inc. Class A	2.8	IT Services
McDonald’s Corp.	2.7	Hotels, Restaurants & Leisure
The Walt Disney Co.	2.7	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	17.75%	12.26%	6.69%	7.82%
Including sales charges	11.25%	11.00%	6.09%	7.42%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	16.88%	11.43%	5.89%	7.01%
Including contingent deferred sales charges	15.87%	11.43%	5.89%	7.01%

Institutional Class (Commenced September 3, 2002)	18.22%	12.71%	7.11%	8.25%

Investor (Commenced November 30, 2007)	18.14%	12.55%	N/A	6.85%

Class R (Commenced November 30, 2007)	17.46%	11.99%	N/A	6.33%

Class R6 (Commenced July 31, 2015)	18.17%	N/A	N/A	7.68%

PORTFOLIO RESULTS

Goldman Sachs Dynamic U.S. Equity Fund

Portfolio Composition

Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Value Equity Investment Team discuss the Goldman Sachs Dynamic U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 14.06%, 13.18%, 14.43%, 14.27%, 13.77% and 14.52%, respectively. These returns compare to the 16.23% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive double-digit absolute returns, but stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in industrials, energy and health care detracted from the Fund’s relative results most. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were financials, real estate and telecommunication services. Effective stock selection helped most in financials and real estate. Having no exposure to telecommunication services, which was the second-weakest sector in the S&P 500 Index during the Reporting Period, drove results in that sector.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the S&P 500 Index were positions in oil and gas exploration and production company Southwestern Energy, U.S.-based media conglomerate Viacom and diversified industrial business General Electric.

Much of the decline in Southwestern Energy’s stock price came as the company announced disappointing earnings that fell below market estimates. In February 2017, its earnings per share came in lower than market consensus due to higher costs and declining production across all three regions in which the company operates. The company did, however, provide strong guidance moving forward and also announced an increase in capital expenditures. During the second calendar quarter, Southwestern Energy’s stock experienced weakness as the price of natural gas was pressured. Market volatility also continued to plague the stock. Despite the decline in the company’s share price, we believed at the end of the Reporting Period that our thesis on demand drivers within natural gas remained intact, even with potential macro headwinds. We also continued to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica shales. We remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to reduce debt and believed Southwestern Energy is one of the most attractively valued companies among its peers.

PORTFOLIO RESULTS

At the beginning of May 2017, Viacom announced earnings that were better than market estimates on both earnings per share and revenue. Investors reacted negatively to the earnings, however, and the stock fell sharply as the market maintained concerns on the changing TV landscape. Its stock remained under pressure and further sold off in July 2017, as investor concerns around the company’s outlook and growth heightened. While we continued to believe at the end of the Reporting Period that the company was attractively valued with a broad network and strong viewership base, we felt its risk/reward profile was less favorable given the continued disruption in the TV landscape. We therefore took the opportunity to exit the position and allocate the capital to names we felt had more favorable prospects moving forward.

General Electric announced earnings in January 2017 that were in-line with market consensus on earnings per share but were below market expectations on revenue and free cash flow, leading its stock price lower. Later in the Reporting Period, the company again announced disappointing earnings that, while beating market estimates on earnings per share, were weak on cash flow with lower than market expected guidance. Despite the decline in General Electric’s stock price, we continued at the end of the Reporting Period to be positive on the leadership changes that have taken place within the company. We believe such changes could bring more focus on change and improvement. We also continued to be positive on General Electric’s acquisition of Alstrom and the potential cost synergies it may create through 2018. We feel General Electric’s dominant market position and balance sheet flexibility should position it well looking ahead.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in U.S.-based bank holding company Bank of America, food retailer Whole Foods Market and payments company MasterCard.

After the U.S. presidential election in early November 2016 and throughout the rest of the Reporting Period, Bank of America and the financials sector as a whole rose. The increase was largely the result of the market seeing greater potential for a more favorable regulatory environment as well as higher domestic growth and interest rates under the new Administration. Bank of America also continued to outperform its peers in the financials sector, which we believe was due to good banking fundamentals and its management’s emphasis on cost reductions. Overall, at the end of the Reporting Period, we remained positive on Bank of America’s business outlook and its ability to capitalize on potentially higher growth and interest rates, and we continued to find the company’s valuation attractive.

At the end of June 2017, Amazon announced its intention to acquire Whole Foods Market at a large premium, which caused Whole Foods Market’s stock price to spike. We believed Whole Foods Market was a market leader in one of the most attractive segments of food retailers, i.e. natural organic, with a strong balance sheet and free cash flow that was trading at an attractive valuation. Despite increased competition, we also were optimistic that the company was taking the necessary steps to address its challenges to reaccelerate growth and profitability. We believe Amazon’s acquisition validated our investment thesis that Whole Foods Market is a valuable strategic asset. Following the news and subsequent rise in stock price, we decided to exit the Fund’s position and allocate the capital to other opportunities.

Much of the increase in MasterCard’s share price was not driven, we believe, by stock-specific factors but rather by strong performance in the information technology sector and payment companies in general. MasterCard’s stock did react positively after the company announced first and second quarter 2017 earnings in which revenues and earnings outpaced market expectations. This strong performance was explained by the company to be caused by higher processed transactions and robust cross-border volume. At the end of the Reporting Period, we were optimistic on the company’s ability to grow its core payments business through new client wins as well as through further differentiation of the company by expanding to new growth areas such as consumer credit and peer-to-peer lending. We were also positive on operating trends and on MasterCard’s ongoing focus on diversification and fee-based revenue stream, which we believe position the company well relative to competitors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in Wells Fargo, a diversified financials company. Following the surprise 2016 U.S. presidential election results and the potential volatility that might create, we took the opportunity to add what we view as a strong company with good growth potential moving forward. We have conviction in Wells

PORTFOLIO RESULTS

Fargo’s strong deposit franchise and leading national distribution network. We also believed its shares traded, at the time of purchase, at a compelling valuation relative to its peer group.

We established a Fund position in information technology giant Microsoft. We are positive on the company as it continued to grow its commercial cloud business, and we feel the company presents a good risk/reward opportunity. We feel Microsoft is attractively valued with a strong balance sheet and robust free cash flow. We believe Microsoft’s strong brand, dominant market position and what we consider to be its experienced management team are poised to continue moving the company in the right direction.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in McKesson. McKesson, a provider of pharmaceutical distribution services and medical supplies, saw its stock price decline during the Reporting Period, as the health care sector broadly saw increased scrutiny over drug pricing. While we continue to like the company, greater uncertainty in the near term led us to find other companies that we believe offer a more compelling risk/ reward outlook.

We eliminated the Fund’s position in health care equipment and services company Abbott Laboratories. The company’s share price had experienced weakness over acquisition-related news, along with foreign exchange headwinds and market growth deterioration in its pediatric nutrition segment in China. Although we continue to believe Abbott Laboratories is a growing business that capitalizes on strong execution, we exited the Fund’s position to invest in companies we considered to have a more favorable risk/ reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and real estate increased and its allocations to consumer staples, information technology and telecommunication services decreased relative to the Russell Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the S&P 500 Index in financials and real estate. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in consumer staples, information technology and health care and was rather neutrally weighted to the S&P 500 Index in consumer discretionary, energy, industrials and materials. The Fund had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Dynamic U.S. Equity Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	14.06%	16.23%
Class C	13.18	16.23
Institutional	14.43	16.23
Investor	14.27	16.23
Class R	13.77	16.23
Class R6	14.52	16.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	12.80%	11.51%	10.14%	11/30/09
Class C	17.43	11.93	10.12	11/30/09
Institutional	19.78	13.21	11.40	11/30/09
Investor	19.61	13.04	11.22	11/30/09
Class R	19.01	12.50	10.68	11/30/09
Class R6	19.87	N/A	5.83	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	3.60%
Class C	1.94	4.33
Institutional	0.82	3.16
Investor	0.94	3.54
Class R	1.44	3.70
Class R6	0.81	3.14

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
MasterCard, Inc. Class A	4.8%	IT Services
Wells Fargo & Co.	4.7	Banks
Bank of America Corp.	4.3	Banks
General Electric Co.	4.0	Industrial Conglomerates
Apple, Inc.	3.8	Technology Hardware, Storage & Peripherals
Pfizer, Inc.	3.7	Pharmaceuticals
Microsoft Corp.	3.4	Software
Exxon Mobil Corp.	3.3	Oil, Gas & Consumable Fuels
American Tower Corp.	2.7	Equity Real Estate Investment Trusts (REITs)
The Walt Disney Co.	2.6	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Dynamic U.S. Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 30, 2009 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	14.06%	11.93%	10.75%
Including sales charges	7.80%	10.66%	9.95%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	13.18%	11.10%	9.91%
Including contingent deferred sales charges	12.18%	11.10%	9.91%

Institutional Class (Commenced November 30, 2009)	14.43%	12.37%	11.18%

Investor (Commenced November 30, 2009)	14.27%	12.20%	11.01%

Class R (Commenced November 30, 2009)	13.77%	11.66%	10.47%

Class R6 (Commenced July 31, 2015)	14.52%	N/A	5.51%

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 20.14%, 19.18%, 20.61%, 20.43%, 19.83% and 20.61%, respectively. These returns compare to the 20.47% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period. After the close of business on August 31, 2017, the Fund’s benchmark was changed to the S&P 500® Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund performed in line with the Russell Index during the Reporting Period, attributable primarily to effective stock selection overall. Sector allocation as a whole detracted, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were real estate, consumer staples and health care, wherein effective stock selection drove results. Having an underweighted allocation to consumer staples, which was the second weakest sector in the Russell Index during the Reporting Period, also helped. The sectors that detracted most from the Fund’s relative results during the Reporting Period were energy, information technology and materials, wherein stock selection proved challenging. Allocation positioning in energy, which was the weakest sector in the Russell Index during the Reporting Period, hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in investment banking advisory company Evercore Partners, multinational developer, manufacturer and marketer of medical devices C.R. Bard and fast casual restaurant chain Panera Bread.

Shares of Evercore Partners, a new purchase for the Fund during the Reporting Period, rallied sharply following the November 2016 U.S. elections, as investor sentiment around deregulation improved, creating an optimistic outlook for the investment bank. Evercore Partners’ stock continued to perform well as the company announced positive first and second quarter 2017 earnings driven by a healthy merger and acquisition backlog. We also saw Evercore Partners continuing to take share from bulge bracket firms and other independent boutiques. (The bulge bracket comprises the world’s largest and most profitable multinational investment banks whose investment banking clients are usually large corporations, institutions and governments.) The company had also made a conscious decision to reduce its investment management business and focus on delivering margins through higher productivity and cost control initiatives. With a meaningful share buyback and rise in dividends, Evercore Partners’ management has emphasized a focus on returning capital to shareholders. We initiated the purchase as we

PORTFOLIO RESULTS

viewed Evercore Partners as a high quality growth company with an experienced management team and a favorable valuation. As our investment thesis largely played out, we sold the Fund’s position in the company toward the middle of the Reporting Period.

During the Reporting Period, C.R. Bard announced it had accepted a buyout offer from Becton Dickinson, which caused C.R. Bard’s stock price to rise. We were encouraged by this news, as we have viewed C.R. Bard as having a strong business franchise with favorable long-term prospects and a high quality management team. Following the announcement, we took the opportunity to sell the Fund’s position in C.R. Bard and reallocate the capital to other investment opportunities.

Panera Bread’s gains were largely driven by JAB Holdings’ purchase of the fast casual restaurant chain. The premium paid for Panera Bread was a positive recognition of its previous investment to improve efficiencies and grow margins. Following strong performance and seeing a potential shift in leadership, we felt it prudent to exit the Fund’s position and look for opportunities elsewhere.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil well services company Schlumberger, food manufacturer TreeHouse Foods and beer producer and seller Molson Coors Brewing.

During the Reporting Period, Schlumberger announced fourth quarter 2016 earnings that were ahead of consensus expectations. However, its shares were weak, as the company expressed a slower than market expected recovery in international activity. Like many companies in the energy sector, Schlumberger’s stock price also came under pressure amidst volatility in global oil prices. While we believe trends may stabilize and improve over the long term and believe Schlumberger is a high quality company, we opted to sell the position based on what we view as the company’s risk/reward profile given the recent downturn in crude oil prices.

Shares of TreeHouse Foods declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. Then, in November 2016, the company reported disappointing third calendar quarter results with sales and earnings below market expectations. TreeHouse Foods also announced management changes, which, alongside plans to reorganize its sales force, led to some near-term uncertainty. Following the drop in its stock price, however, the company saw better performance, especially in February 2017 when it announced earnings that were better than the market expected, causing its stock price to regain some of the prior losses. In May 2017, its shares fell sharply following the company’s first quarter 2017 earnings release in which it missed earnings per share market estimates due to weaker than market expected margins. We decided to exit the Fund’s position due to what we believed was ongoing uncertainty around the company’s management changes and the integration of recent merger and acquisition activity.

Molson Coors Brewing’s share price declined following the U.S. elections in November 2016 and in early 2017 due to widespread concerns around slowing beer industry volumes. In February 2017, the company reported better than market expected earnings, but softer scanner data through March 2017 continued to weigh on its shares. (Scanner data is retail purchase information (such as price, brand, product size, amount purchased) gathered at the point of purchase by an electronic device that reads a coded ticket on the product through the use of an electronic reader over which the product passes.) The company’s share price declined further in June 2017 following an investor meeting during which its management announced a downward revision to its margin guidance. At the end of the Reporting Period, we expected the recent Miller Lite deal to unlock greater cost and revenue synergy opportunities than the market originally expected, which could potentially drive significant margin expansion over time. (On October 11, 2016, SABMiller sold its stake in MillerCoors for around $12 billion after the company was acquired by Anheuser-Busch InBev, making Molson Coors the 100% owner of MillerCoors. In effect, MillerCoors became the U.S. business unit of Molson Coors. In Canada, Molson Coors regained the right (from SABMiller) to make and market Miller Genuine Draft and Miller Lite.) Additionally, we believed further consolidation within the industry could have potentially positive implications for Molson Coors Brewing.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we established a Fund position in leading pharmaceutical

PORTFOLIO RESULTS

company Eli Lilly. In our view, Eli Lilly has a history of innovation and a strong drug pipeline. We believe the company is aiming to improve its financial profile through a combination of cost savings and revenue growth by reducing its research and development and marketing costs over time.

Shares of the company had been weak in early 2016, and we took the opportunity to initiate a Fund position in what we believe is a high quality company with a leading franchise, strong growth prospects and a healthy and improving financial profile.

We initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management team and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in wholesale membership warehouse operator Costco Wholesale. Though we continued to like the business, we believed it no longer merited a position in the Fund, as competition in the grocery sector intensified and its risk/reward opportunity became less compelling, in our view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and real estate increased and its allocations to consumer staples, information technology and telecommunication services decreased relative to the Russell Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the Russell Index in the health care, real estate and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, consumer discretionary, materials and telecommunications and was rather neutrally weighted to the Russell Index in consumer staples, energy and industrials. The Fund had no positions at all in the utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Flexible Cap Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Russell 3000® Growth Index[3]
Class A	20.14%	16.23%	20.47%
Class C	19.18	16.23	20.47
Institutional	20.61	16.23	20.47
Investor	20.43	16.23	20.47
Class R	19.83	16.23	20.47
Class R6	20.61	16.23	20.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	After the close of business on August 31, 2017, the Fund’s benchmark was changed to the S&P 500® Index. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The unmanaged Russell 3000® Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/17	One Year	Five Year	Since Inception	Inception Date
Class A	13.60%	13.19%	9.16%	1/31/08
Class C	18.36	13.64	9.03	1/31/08
Institutional	20.69	14.94	10.27	1/31/08
Investor	20.50	14.78	10.11	1/31/08
Class R	20.00	14.22	9.57	1/31/08
Class R6	20.69	N/A	6.81	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	2.61%
Class C	1.70	3.36
Institutional	0.59	2.23
Investor	0.70	2.30
Class R	1.20	2.87
Class R6	0.58	2.21

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least August 31, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.4%	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	4.2	Internet Software & Services
Amazon.com, Inc.	3.2	Internet & Direct Marketing Retail
Microsoft Corp.	2.8	Software
Alphabet, Inc. Class C	2.4	Internet Software & Services
MasterCard, Inc. Class A	2.4	IT Services
Alphabet, Inc. Class A	2.3	Internet Software & Services
Honeywell International, Inc.	2.1	Industrial Conglomerates
Comcast Corp. Class A	1.9	Media
Xylem, Inc.	1.8	Machinery

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[7]
As of August 31, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.8% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FLEXIBLE CAP FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the S&P 500® Index (with dividends reinvested), and the Fund’s former benchmark, the Russell 3000 Growth Index, is shown. As of August 31, 2017, the Fund’s benchmark was changed from the Russell 3000® Growth Index to the S&P 500® Index. The Investment Adviser believes that the S&P 500® Index is a more appropriate index against which to measure performance in light of the changes to the Fund’s investment strategy. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2008 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	20.14%	14.28%	10.08%
Including sales charges	13.57%	12.99%	9.44%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	19.18%	13.42%	9.29%
Including contingent deferred sales charges	18.18%	13.42%	9.29%

Institutional Class (Commenced January 31, 2008)	20.61%	14.73%	10.54%

Investor (Commenced January 31, 2008)	20.43%	14.58%	10.38%

Class R (Commenced January 31, 2008)	19.83%	14.02%	9.84%

Class R6 (Commenced July 31, 2015)	20.61%	N/A	8.28%

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 13.40%, 12.49%, 13.81%, 13.22%, 13.71%, 13.13% and 13.80%, respectively. These returns compare to the 14.52% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive double-digit absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole had a rather neutral effect on the Fund’s performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the information technology, materials and financials sectors. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, industrials and real estate, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in auto parts retailer Advance Auto Parts, food manufacturer TreeHouse Foods and consumer products retailer Newell Brands.

Through most of the Reporting Period, Advance Auto Parts’ stock price had been weak based largely on a combination of concerns about increased competition within the auto parts industry and weaker than market expected margins. Further, the company announced disappointing results throughout the Reporting Period. Advance Auto Parts’ management explained the disappointing results as being caused by mild winter weather and weaker consumer demand. We decided to exit the Fund’s position to allocate capital in companies in which we had higher conviction.

Shares of TreeHouse Foods declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. Then, in November 2016, the company reported disappointing third calendar quarter results with sales and earnings below market expectations. TreeHouse Foods also announced management changes, which, alongside plans to reorganize its sales force, led to some near-term uncertainty. Following the drop in its stock price, however, the company saw better performance, especially in February 2017 when it announced earnings that were better than the market feared, causing its stock price to regain some of the prior losses. In May 2017, its shares fell

PORTFOLIO RESULTS

sharply following the company’s first quarter 2017 earnings release in which it missed earnings per share market estimates due to weaker than market expected margins. We decided to exit the Fund’s position due to what we believed was ongoing uncertainty around the company’s management changes and the integration of recent merger and acquisition activity.

In late 2016, Newell Brands reported third quarter 2016 results that were below market expectations, causing its share price to decline. There was short-term concern that sales momentum may slow in the coming quarters due to ongoing integration work. During May 2017, the company’s stock rallied after it reported strong first quarter 2017 results led by better than market expected core sales growth. Newell Brands also reported earnings per share that exceeded market estimates while raising guidance. This was well received by investors as many of the company’s peers had reported disappointing earnings around the same time. The company’s share price, however, then sharply declined in early August 2017 following a disappointing earnings release in which organic sales were below consensus estimates. Investors reacted negatively to this, as the consumer sector has been challenged in 2017 year to date through the end of August. Despite its underperformance, we continued to like the business and believed, at the end of the Reporting Period, that Newell Brands potentially represents a multi-year, double-digit earnings growth story. In our view, the company’s acquisition of Jarden, a similar holding company of consumer durable goods, could yield meaningful synergies and earnings flexibility. Overall, we believed at the end of the Reporting Period that Newell Brands has a strong management team with a demonstrated track record of delivering shareholder value through both organic growth and acquisitions.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in fast casual restaurant chain Panera Bread, precision and measuring instruments manufacturer Mettler-Toledo International and diversified technology company Roper Technologies.

Panera Bread’s gains were largely driven by JAB Holdings’ purchase of the fast casual restaurant chain. The premium paid for Panera Bread was a positive recognition of its previous investment to improve efficiencies and grow margins. Following strong performance and seeing a potential shift in leadership, we felt it prudent to exit the Fund’s position and look for opportunities elsewhere.

In early February 2017, Mettler-Toledo International reported strong fourth quarter 2016 results that beat market estimates across the majority of meaningful metrics. Its share price continued to increase through the Reporting Period, as the company showed healthy fundamentals across segments and geographies, leading to strong organic growth and, ultimately, to better than market expected earnings growth. At the end of the Reporting Period, we believed Mettler-Toledo International was a unique asset with robust upside potential and strong fundamentals.

Roper Technologies provides engineered products and solutions for the global niche markets. For much of the Reporting Period, the company performed in line with the overall market. However, in February 2017, its stock price spiked, as it announced solid earnings that beat market expectations on earnings per share and also announced strong guidance. The company released strong results the next two quarters, beating market estimates and raising guidance in each. Roper Technologies focuses on cash return on investment (“CROI”) metrics, which have historically served the company well. In our view, Roper Technologies has a significant runway for its differentiated merger and acquisition strategy to potentially grow the business. We think the company’s margins and CROI could continue to expand as it transitions from an industrial company to a more software aligned company. At the end of the Reporting Period, we were optimistic on what we viewed as the company’s innovative measures, disciplined capital deployment and its management’s solid execution ability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the

PORTFOLIO RESULTS

company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management team and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

We established a Fund position in Total System Services, a payment processing services provider. We view Total System Services as a high quality payments franchise, and we bought the stock on the back of what we considered to be an attractive valuation. The company’s share price dropped during the Reporting Period, as it released second quarter 2017 results with slower organic revenue growth and guidance on the low end. Total System Services also faces regulatory uncertainties, which we think will subside over time. In our view, these headwinds are near-term in nature and have created an opportunity to hold shares in a fundamentally solid company with potential for strong organic growth that may lead to multiple expansion.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Fidelity National Information Services. In February 2017, the company reported fourth quarter 2016 results that were in line with market expectations but lowered its outlook for 2017. Based on this disappointing outlook, we decided to sell the Fund’s position and allocate capital into other ideas with what we believed to be more compelling risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, health care, industrials and information technology increased and its allocations to consumer staples, materials and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the Russell Index in the financials, health care and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, information technology and materials. The Fund was rather neutrally weighted to the Index in consumer staples, energy and real estate and had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell Midcap® Growth Index[2]
Class A	13.40%	14.52%
Class C	12.49	14.52
Institutional	13.81	14.52
Service	13.22	14.52
Investor	13.71	14.52
Class R	13.13	14.52
Class R6	13.80	14.52

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.50%	10.05%	7.20%	10.21%	5/24/99
Class C	11.93	10.47	7.00	9.73	5/24/99
Institutional	14.18	11.73	8.23	10.99	5/24/99
Service	13.55	11.16	7.69	10.43	5/24/99
Investor	14.02	11.58	N/A	8.23	11/30/07
Class R	13.51	11.03	N/A	7.70	11/30/07
Class R6	14.22	N/A	N/A	3.90	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.32%	1.42%
Class C	2.07	2.17
Institutional	0.95	1.02
Service	1.45	1.52
Investor	1.07	1.17
Class R	1.57	1.67
Class R6	0.93	1.01

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Amphenol Corp. Class A	3.2	Electronic Equipment, Instruments & Components
Roper Technologies, Inc.	2.8	Industrial Conglomerates
Xylem, Inc.	2.6	Machinery
The Middleby Corp.	2.5	Machinery
Edwards Lifesciences Corp.	2.4	Health Care Equipment & Supplies
Zoetis, Inc.	2.2	Pharmaceuticals
Northern Trust Corp.	2.2	Capital Markets
Agilent Technologies, Inc.	2.0	Life Sciences Tools & Services
Black Knight Financial Services,	2.0	IT Services
Inc. Class A
Total System Services, Inc.	2.0	IT Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	13.40%	11.15%	8.02%	10.62%
Including sales charges	7.18%	9.90%	7.41%	10.28%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	12.49%	10.32%	7.21%	9.80%
Including contingent deferred sales charges	11.46%	10.32%	7.21%	9.80%

Institutional Class (Commenced May 24, 1999)	13.81%	11.58%	8.45%	11.06%

Service Class (Commenced May 24, 1999)	13.22%	11.02%	7.91%	10.50%

Investor (Commenced November 30, 2007)	13.71%	11.43%	N/A	8.40%

Class R (Commenced November 30, 2007)	13.13%	10.88%	N/A	7.86%

Class R6 (Commenced July 31, 2015)	13.80%	N/A	N/A	5.01%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 13.78%, 12.98%, 14.21%, 13.59%, 14.06%, 13.47% and 14.26%, respectively. These returns compare to the 15.57% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive double-digit absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from relative results most during the Reporting Period were health care, information technology and materials, wherein stock selection was challenging. Effective stock selection in the financials, real estate and industrials sectors helped the Fund’s performance most relative to the Russell Index. Allocation positioning in financials and real estate also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in digital printing company Electronics for Imaging, auto parts retailer Advance Auto Parts and food manufacturer TreeHouse Foods.

In October 2016 and April 2017, Electronics for Imaging reported mixed quarterly results that caused its stock price to decline. However, the majority of its weak performance occurred at the beginning of August 2017 when the company indefinitely postponed the release of its June 2017 quarterly results, as there was an issue stemming from the timing of revenue recognition. While the company announced there was no material aggregate misstatement, the uncertainty surrounding the situation caused its stock price to plummet. In our view, at the end of the Reporting Period, the company still had a dominant market position in its legacy printer controllers business, which provides strong cash flow to fund other of its growth businesses, and is well positioned for the transition from analog to digital printing. In addition, we believed the company has an effective and disciplined merger and acquisition strategy that supplements organic growth in its inkjet printing and software businesses. Overall, we believed the company was positioned well to benefit from favorable secular trends should analog continue to shift toward digital printing.

Through most of the Reporting Period, Advance Auto Parts’ stock price had been weak based largely on a combination of concerns about increased competition within the auto parts industry and weaker than market expected margins. Further,

PORTFOLIO RESULTS

the company announced disappointing results throughout the Reporting Period. Advance Auto Parts’ management explained the disappointing results as being caused by mild winter weather and weaker consumer demand. We decided to exit the Fund’s position to allocate capital in companies in which we had higher conviction.

Shares of TreeHouse Foods declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. Then, in November 2016, the company reported disappointing third calendar quarter results with sales and earnings below market expectations. TreeHouse Foods also announced management changes, which, alongside plans to reorganize its sales force, led to some near-term uncertainty. Following the drop in its stock price, however, the company saw better performance, especially in February 2017 when it announced earnings that were better than the market feared, causing its stock price to regain some of the prior losses. In May 2017, its shares fell sharply following the company’s first quarter 2017 earnings release in which it missed earnings per share market estimates due to weaker than market expected margins. We decided to exit the Fund’s position due to what we believed was ongoing uncertainty around the company’s management changes and the integration of recent merger and acquisition activity.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in biopharmaceutical company Exelixis, fast casual restaurant chain Panera Bread and veterinary clinics operator VCA.

Exelixis engages in the development and commercialization of oncology treatments. Its shares gained following strong results during the Reporting Period. Exelixis’ main drug, Cabometyx, which is in phase two kidney cancer trials, reported sales that beat market expectations. The drug has been capturing market share and posting positive test results at what we consider to be an impressive rate. We believe the drug can continue to be a real earnings growth driver. At the end of the Reporting Period, we remained positive on the company and believed it is a well-run and profitable oncology company that has what we view as attractive growth and value opportunities within its industry.

Panera Bread’s gains were largely driven by JAB Holdings’ purchase of the fast casual restaurant chain. The premium paid for Panera Bread was a positive recognition of its previous investment to improve efficiencies and grow margins. Following strong performance and seeing a potential shift in leadership, we felt it prudent to exit the Fund’s position and look for opportunities elsewhere.

VCA announced during the Reporting Period that it had accepted a buyout offer from Mars, Inc. We had initiated a position in VCA earlier in 2016, as we believed there was positive momentum in the U.S. veterinary market, and the company’s same-store revenue growth had remained strong. We were encouraged by this acquisition news and exited the Fund’s position in VCA accordingly.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Dunkin’ Brands Group. We believe Dunkin’ Brands Group is a high quality business due to its entirely franchised restaurant model, allowing the parent company to maintain what we view as an attractive capital structure. We are also positive on the company’s recent hire of Dave Hoffman, a well respected veteran in the industry, who is working to use his experience at McDonald’s to introduce growth initiatives, such as a simplified menu and a strong digital platform. Overall, we believe Dunkin’ Brands Groups presents a strong growth story at attractive valuations.

We established a Fund position in Total System Services, a payment processing services provider. We view Total System Services as a high quality payments franchise, and we bought the stock on the back of what we considered to be an attractive valuation. The company’s share price dropped during the Reporting Period, as it released second quarter 2017 results with slower organic revenue growth and guidance on the low end. Total System Services also faces regulatory uncertainties, which we think will subside over time. In our view, these headwinds are near-term in nature and have created an opportunity to hold shares in a fundamentally solid company with potential for strong organic growth that may lead to multiple expansion.

Conversely, we sold several Fund positions during the Reporting Period, with the most significant being those of Panera Bread and VCA, each mentioned earlier.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, financials, health care, industrials and information technology increased and its allocations to consumer discretionary, consumer staples, materials and telecommunication services decreased relative to the Russell Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the Russell Index in the health care and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, real estate, information technology and materials. The Fund was rather neutrally weighted to the Russell Index in consumer staples, energy and industrials and had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 2500® Growth Index[2]
Class A	13.78%	15.57%
Class C	12.98	15.57
Institutional	14.21	15.57
Service	13.59	15.57
Investor	14.06	15.57
Class R	13.47	15.57
Class R6	14.26	15.57

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.91%	11.90%	8.25%	9.65%	6/30/05
Class C	14.34	12.33	8.04	9.31	6/30/05
Institutional	16.70	13.61	9.28	10.57	6/30/05
Service	16.14	13.06	8.74	10.02	6/30/05
Investor	16.59	13.47	N/A	9.33	11/30/07
Class R	15.96	12.89	N/A	8.79	11/30/07
Class R6	16.69	N/A	N/A	1.83	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.45%
Class C	2.06	2.20
Institutional	0.93	1.05
Service	1.43	1.55
Investor	1.06	1.20
Class R	1.56	1.70
Class R6	0.92	1.04

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
The Middleby Corp.	2.7%	Machinery
Xylem, Inc.	2.4	Machinery
Black Knight Financial Services, Inc. Class A	2.3	IT Services
Eagle Bancorp, Inc.	1.9	Banks
Global Payments, Inc.	1.9	IT Services
Tyler Technologies, Inc.	1.8	Software
Lazard Ltd. Class A	1.8	Capital Markets
GoDaddy, Inc. Class A	1.7	Internet Software & Services
Affiliated Managers Group, Inc.	1.7	Capital Markets
First Republic Bank	1.7	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	13.78%	12.63%	9.09%	10.17%
Including sales charges	7.50%	11.37%	8.48%	9.66%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	12.98%	11.79%	8.28%	9.31%
Including contingent deferred sales charges	11.94%	11.79%	8.28%	9.31%

Institutional Class (Commenced June 30, 2005)	14.21%	13.07%	9.52%	10.58%

Service Class (Commenced June 30, 2005)	13.59%	12.49%	8.97%	10.02%

Investor (Commenced November 30, 2007)	14.06%	12.91%	N/A	9.35%

Class R (Commenced November 30, 2007)	13.47%	12.34%	N/A	8.81%

Class R6 (Commenced July 31, 2015)	14.26%	N/A	N/A	2.53%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R6 and R Shares generated average annual total returns, without sales charges, of 19.79%, 18.89%, 20.29%, 19.66%, 20.15%, 19.56% and 20.33%, respectively. These returns compare to the 20.82% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid double-digit absolute gains, but sector allocation overall detracted modestly from the Fund’s performance relative to the Russell Index during the Reporting Period. Stock selection contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care and financials detracted from the Fund’s relative results most during the Reporting Period. Having an overweight to energy, by far the worst performing sector in the Russell Index during the Reporting Period, also hurt. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were real estate, consumer staples and consumer discretionary, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks detracting most from the Fund’s results relative to the Russell Index were beer producer and seller Molson Coors Brewing, oil well services company Schlumberger and athletic footwear and apparel company NIKE.

Molson Coors Brewing’s share price declined following the U.S. elections in November 2016 and in early 2017 due to widespread concerns around slowing beer industry volumes. In February 2017, the company reported better than market expected earnings, but softer scanner data through March 2017 continued to weigh on its shares (Scanner data is retail purchase information (such as price, brand, product size, amount purchased) gathered at the point of purchase by an electronic device that reads a coded ticket on the product through the use of an electronic reader over which the product passes.). The company’s share price declined further in June 2017 following an investor meeting during which its management announced a downward revision to its margin guidance. At the end of the Reporting Period, we expected the recent Miller Lite deal to unlock greater cost and revenue synergy opportunities than the market originally expected, which could potentially drive significant margin expansion over time. (On October 11, 2016, SABMiller sold its stake in MillerCoors for around $12 billion after the company was acquired by Anheuser-Busch InBev, making Molson Coors the 100% owner of MillerCoors. In effect, MillerCoors became the U.S. business unit of Molson Coors. In Canada, Molson Coors regained the right (from SABMiller) to make

PORTFOLIO RESULTS

and market Miller Genuine Draft and Miller Lite.) Additionally, we believed further consolidation within the industry could have potentially positive implications for Molson Coors Brewing.

During the Reporting Period, Schlumberger announced fourth quarter 2016 earnings that were ahead of consensus expectations. However, its shares were weak, as the company expressed a slower than market expected recovery in international activity. Like many companies in the energy sector, Schlumberger’s stock price also came under pressure amidst volatility in global oil prices. While we believe trends may stabilize and improve over the long term and believe Schlumberger is a high quality company, we decided to exit the position to pursue other opportunities.

NIKE reported solid fiscal first quarter results during the Reporting Period, with revenue growth and earnings above market estimates. However, both its gross margin and sales guidance came in below consensus expectations. NIKE’s shares quickly rebounded, with its stock price spiking on the last day of June 2017 when the company announced earnings that were better than market expectations on revenue and earnings per share, while also announcing in-line guidance. However, its shares then turned downward again following the footwear retailer Foot Locker’s announcement of significantly weaker than market expected earnings; this was viewed by many investors as a negative indicator for footwear sales broadly. At the end of the Reporting Period, we remained positive on the company’s focus on innovation and product development, which we believe is stronger than it has been in the recent past. One example of this is NIKE announcing a deal to sell its shoes through Amazon. In our view, NIKE has a resilient business model, with diverse product offerings, global channels, market share gains and meaningful share buybacks. We continued to believe at the end of the Reporting Period that the company is a best-in-class franchise in a structurally healthy and growing category, and we remained positive on its long-term growth potential.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in international freight transportation provider CSX, digital media streaming company Netflix and information technology giant Apple.

CSX, a new position for the Fund during the Reporting Period, provides rail, intermodal, domestic container shipping and contract logistics services around the world.

Since being added to the Fund’s portfolio during the fourth quarter of 2016, the company saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer (“CEO”), Hunter Harrison, resigned and was reportedly seeking a senior management position at CSX. The market viewed the potential move positively given Harrison’s strong reputation, and indeed Harrison was hired later in the quarter as CEO. Further, in April 2017, the company reported strong first calendar quarter results in which better pricing and impressive cost control led to better than market expected earnings per share and revenues. The company’s share price took a pause in July 2017, following an earnings miss due to poorer operating efficiencies than reported in the preceding quarters. Still, at the end of the Reporting Period, we continued to believe CSX was well positioned to benefit from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, we were optimistic at the end of the Reporting Period about what we viewed as CSX’s growth outlook, operational improvement and strong free cash flow generation.

Early in the Reporting Period, Netflix’s shares gained sharply following exceptionally strong third quarter 2016 results, with revenues and earnings well ahead of market expectations. Importantly, subscriber growth across both domestic and international markets was strong. Netflix’s stock spiked again in July 2017 following its second quarter 2017 earnings release in which the company beat consensus estimates on earnings and guidance. The company’s strong performance was primarily driven by new, well-received content and increased distribution on traditional distribution channels. At the end of the Reporting Period, we remained positive on Netflix as the market leader within the movie streaming industry, offering a convenient way to consume content without the burden of ownership. We further believed the company was well positioned to capture subscriber growth globally.

Apple reported strong fiscal first quarter results at the beginning of February 2017 that beat market expectations on both revenue and earnings per share, driven by better than market expected iPhone sales. This report caused Apple’s stock price to jump. The company then announced results at the beginning of May 2017 that were broadly in line with market estimates on most metrics and guidance. In August 2017, the company reported solid earnings ahead of the

PORTFOLIO RESULTS

highly anticipated release of its new iPhone. Apple’s positive performance was led by strong iPad and services revenue growth. At the end of the Reporting Period, we continued to see what we believe are a number of strong growth catalysts for Apple, including solid iPhone demand and ongoing product innovation and development. Apple also has continued to deliver strong services growth, which, in our view, is important as this decreases transactional volatility tied to product cycles. Further, we remained optimistic on Apple’s significant installed base, experienced management and established brand name.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established a Fund position in media and entertainment company Walt Disney & Co. As the outlook for U.S. economic growth improved for many following the 2016 U.S. elections, we are positive on the ability of the company to capitalize on potential opportunities, especially in its theme park revenue. We also felt that some of the perceived risks surrounding its ESPN business were overdone. In our view, Disney has a strong balance sheet and robust free cash flow and earnings growth and remains committed to buying back shares. At the time of purchase, we were positive on the company moving forward and on its potential for sustained growth.

We initiated a Fund position in semiconductor and analog company Texas Instruments. We view the company as a best-in-class analog semiconductor company with strong market share. We believe the company’s long-term growth prospects are strong, as the industry has become more fragmented. Overall, we believe the company is a high quality name that has exposure to diversified end-markets, long product cycles and a superior management team.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in health care products and services company Abbott Laboratories. The company’s share price had experienced weakness over acquisition-related news as well as foreign exchange headwinds and market growth deterioration in its pediatric nutrition segment in China.

Although we continue to believe Abbott Laboratories is a growing business that capitalizes on strong execution, we exited the Fund’s position to invest in companies we felt had more favorable risk/reward profiles.

We eliminated the Fund’s position in specialty coffee retailer Starbucks. During the Reporting Period, Starbucks reported a disappointing comparable same-store sales growth report that dampened investor sentiment. In our view, this was because the results were perceived as indicators of a further slowdown in its growth rate beyond market expectations. Though we continue to like the company and the strength of its franchise, we believe there are other ideas with more compelling risk/ reward profiles and thus decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and consumer staples increased and its allocations to information technology and materials decreased relative to the Russell Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had an overweighted position relative to the Russell Index in the consumer staples sector. On the same date, the Fund had underweighted positions compared to the Russell Index in materials and information technology. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, energy, financials, health care, industrials and real estate and had no positions at all in utilities and telecommunication services at the end of the Reporting Period.

FUND BASICS

Strategic Growth Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	19.79%	20.82%
Class C	18.89	20.82
Institutional	20.29	20.82
Service	19.66	20.82
Investor	20.15	20.82
Class R	19.56	20.82
Class R6	20.33	20.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.12%	13.01%	6.78%	3.99%	5/24/99
Class C	17.82	13.47	6.58	3.54	5/24/99
Institutional	20.23	14.75	7.80	4.73	5/24/99
Service	19.71	14.21	7.33	4.29	5/24/99
Investor	20.00	14.59	N/A	14.71	1/06/09
Class R	19.39	14.04	N/A	14.20	1/06/09
Class R6	20.17	N/A	N/A	7.82	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.54%
Class C	1.90	2.29
Institutional	0.75	1.14
Service	1.25	1.64
Investor	0.90	1.29
Class R	1.40	1.79
Class R6	0.76	1.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least Aprill 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.9%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	4.5	Software
Facebook, Inc. Class A	4.2	Internet Software & Services
Amazon.com, Inc.	3.8	Internet & Direct Marketing Retail
Alphabet, Inc. Class A	3.1	Internet Software & Services
MasterCard, Inc. Class A	2.5	IT Services
Comcast Corp. Class A	2.5	Media
Alphabet, Inc. Class C	2.3	Internet Software & Services
The Walt Disney Co.	2.0	Media
Eli Lilly & Co.	1.9	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	19.79%	13.99%	7.86%	4.51%
Including sales charges	13.23%	12.72%	7.26%	4.18%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	18.89%	13.14%	7.05%	3.74%
Including contingent deferred sales charges	17.85%	13.14%	7.05%	3.74%

Institutional Class (Commenced May 24, 1999)	20.29%	14.45%	8.29%	4.93%

Service Class (Commenced May 24, 1999)	19.66%	13.87%	7.80%	4.49%

Investor (Commenced January 6, 2009)	20.15%	14.27%	N/A	14.96%

Class R (Commenced January 6, 2009)	19.56%	13.74%	N/A	14.45%

Class R6 (Commenced July 31, 2015)	20.33%	N/A	N/A	9.37%

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-40 companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and Investor Shares generated average annual total returns, without sales charges, of 29.17%, 28.18%, 29.66%, 29.03% and 29.46%, respectively. These returns compare to the 29.27% average annual total return of the Fund’s benchmark, the S&P North American Technology Sector Index (the “S&P Technology Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund performed in line with the S&P Technology Index during the Reporting Period due primarily to effective stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the S&P Technology Index have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, contributing most positively to the Fund’s relative results was effective stock selection in information technology and having exposure to the real estate sector, which is not a component of the S&P Technology Index but which outpaced the S&P Technology Index during the Reporting Period. The only sector that detracted from the Fund’s relative results during the Reporting Period was financials. Having exposure to financials, which is not a component of the S&P Technology Index but which lagged the S&P Technology Index during the Reporting Period, dampened the Fund’s relative performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the S&P Technology Index were positions in cloud-based services provider ServiceNow, materials engineering solutions provider Applied Materials and open source software solutions provider Red Hat.

ServiceNow provides cloud-based services to automate enterprise information technology operations. During the Reporting Period, the company reported positive third and fourth quarter 2016 results, with revenues and earnings ahead of market estimates. Such results were driven by a number of large deals, increasing add-on sales and growing success in the company’s new Inspire program, which helps organizations improve their platforms. Its share price rose further in April 2017 after the company reported first quarter 2017 earnings that again exceeded market expectations on earnings per share and revenues. ServiceNow grew add-on sales while maintaining what we viewed as impressive margins, leading to strong earnings growth. At the end of the Reporting Period, we viewed ServiceNow as a high quality growth business in the software industry that could generate shareholder value through continued product innovation and thoughtful acquisitions.

PORTFOLIO RESULTS

Applied Materials is a global leader in materials engineering solutions for semiconductor systems and advanced display technology. During the Reporting Period, the company reported consecutive quarters of better than market expected results, driven by strong revenue growth that was broad-based across its businesses. At the end of the Reporting Period, we believed Applied Materials is a high quality company with strong earnings growth potential, as it has continued to gain market share and increase its margins. Additionally, we believed the company would likely continue to benefit from the increase in penetration of OLED display screens in smartphones. (OLED stands for organic light-emitting diode.)

In late March 2017, Red Hat reported strong fourth quarter 2016 results, led by strong billings growth and margin expansion. In June 2017, the company reported strong first quarter 2017 results, in which it beat market estimates on earnings per share and revenues while raising its full-year revenue guidance. As Red Hat has shown the ability to grow its deal sizes, we continued to believe at the end of the Reporting Period that Red Hat was well positioned in a growing infrastructure software industry. We viewed the company as a strong growth company because of what we saw as its stable top-line growth, margin expansion and high quality management team.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P Technology Index were positions in digital printing company Electronics for Imaging, social networking, user review and local search website operator Yelp and specialized payment products and services provider FleetCor Technologies.

In October 2016 and April 2017, Electronics for Imaging reported mixed quarterly results that caused its stock price to decline. However, the majority of its weak performance occurred at the beginning of August 2017 when the company indefinitely postponed the release of its June 2017 quarterly results, as there was an issue stemming from the timing of revenue recognition. While the company announced there was no material aggregate misstatement, the uncertainty surrounding the situation caused its stock price to plummet. In our view, at the end of the Reporting Period, the company still had a dominant market position in its legacy printer controllers business, which provides strong cash flow to fund other of its growth businesses, and is well positioned for the transition from analog to digital printing. In addition, we believed the company has an effective and disciplined merger and acquisition strategy that supplements organic growth in its inkjet printing and software businesses. Overall, we believed the company was positioned well to benefit from favorable secular trends should analog continue to shift toward digital printing.

Shares of Yelp, a new position for the Fund during the Reporting Period, declined after the company reported mixed fourth quarter 2016 earnings with guidance below market expectations. The company also announced that its sales force had decreased during the Reporting Period, which investors viewed negatively. The company subsequently reported first quarter 2017 results in which earnings per share slightly beat market expectations. However, Yelp’s management lowered its full year guidance, which caused its share price to sharply decline. The revised guidance was due to poor customer retention in its local advertising business. We decided to exit the Fund’s position in Yelp and pursue opportunities we viewed as having more compelling risk/ reward profiles.

FleetCor Technologies reported revenues and earnings in November 2016 that were lower than market expectations as same-store sales declined. Its stock price then dropped sharply in early April 2017, as Citron Research, an activist research firm, released a report questioning the company’s fee policies and advocating short selling of FleetCor Technologies’ stock. In May 2017, the company reported disappointing same-store sales, causing its stock price, again, to come under pressure. We decided to exit the Fund’s position in FleetCor Technologies and allocate the capital to higher conviction companies.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to those purchases already mentioned, we initiated a Fund position in Total System Services, a payment processing services provider. We view Total System Services as a high quality payments franchise, and we bought the stock on the back of what we considered to be an attractive valuation. The company’s share price dropped during the Reporting Period, as it released second quarter 2017 results with slower organic revenue growth and guidance on the low end. Total System Services also faces regulatory uncertainties,

PORTFOLIO RESULTS

which we think will subside over time. In our view, these headwinds are near-term in nature and have created an opportunity to hold shares in a fundamentally solid company with potential for strong organic growth that may lead to multiple expansion.

We established a Fund position in Global Payments, a provider of payment technology services. In January 2017, the company reported fiscal first quarter results that slightly beat market expectations. The highlights of its earnings were good operating margins, particularly in the U.S., and accelerating organic revenue growth. In our view, there are multiple levers the company can utilize to deliver earnings growth—cost synergies and pricing opportunities at Heartland, which the company acquired, and capital allocation via joint ventures and share repurchases. We sought to take advantage of the pullback in technology stocks to invest in what we believe is a high quality growth company at an attractive valuation.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in NXP Semiconductors. Its shares had gained sharply early in the Reporting Period following the announcement by Qualcomm that it would acquire NXP Semiconductors. Our thesis was that the company was a high quality franchise, had a diverse opportunity set, a differentiated product lineup and an effective management team, positioning it well for long-term growth. Later in the Reporting Period, we sold the Fund’s position in favor of other ideas, taking profits.

We eliminated the Fund’s position in payment services provider Fidelity National Information Services. In February 2017, the company reported fourth quarter 2016 results that were in-line with market expectations but lowered its outlook for 2017. As a result of the disappointing outlook, we decided to sell the position and allocate capital into other ideas we believed to have more compelling risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased and its exposure to consumer discretionary decreased relative to the S&P Technology Index. The Fund’s position in cash also decreased during the Reporting Period; its exposure to real estate increased; and its exposure to financials and telecommunication services decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund’s was underweighted relative to the S&P Technology Index in the information technology and consumer discretionary sectors, the only two components of the S&P Technology Index. On the same date, the Fund had exposure to the financials and real estate sectors. The Fund had no exposure to the telecommunication services sector at the end of the Reporting Period.

FUND BASICS

Technology Opportunities Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	S&P North American Technology Sector Index[2]
Class A	29.17%	29.27%
Class C	28.18	29.27
Institutional	29.66	29.27
Service	29.03	29.27
Investor	29.46	29.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification Standard (“GICS”)® technology sector and Internet retail sub-industry

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	22.15%	14.09%	9.98%	5.49%	10/1/99
Class C	27.11	14.53	9.77	5.02	10/1/99
Institutional	29.66	15.85	11.04	6.25	10/1/99
Service	29.04	15.27	10.51	5.74	10/1/99
Investor	29.47	15.68	N/A	13.30	9/30/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.55%
Class C	2.14	2.30
Institutional	0.99	1.15
Service	1.49	1.65
Investor	1.14	1.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.7	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	6.4	Internet Software & Services
Amazon.com, Inc.	6.0	Internet & Direct Marketing Retail
Alphabet, Inc. Class A	4.3	Internet Software & Services
Alphabet, Inc. Class C	4.1	Internet Software & Services
Oracle Corp.	4.0	Software
Microsoft Corp.	4.0	Software
Amphenol Corp. Class A	3.6	Electronic Equipment, Instruments & Components
MasterCard, Inc. Class A	3.4	IT Services
SBA Communications Corp.	3.4	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2017

The following graph shows the value as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P North American Technology Sector Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Investor Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	29.17%	16.24%	11.14%	6.19%
Including sales charges	22.07%	14.94%	10.52%	5.86%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	28.18%	15.37%	10.30%	5.39%
Including contingent deferred sales charges	27.12%	15.37%	10.30%	5.39%

Institutional Class (Commenced October 1, 1999)	29.66%	16.72%	11.58%	6.62%

Service Class (Commenced October 1, 1999)	29.03%	16.13%	11.03%	6.10%

Investor (Commenced September 30, 2010)	29.46%	16.53%	N/A	14.14%

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 99.3%
Aerospace & Defense – 3.1%
30,347	General Dynamics Corp.	$6,110,368
18,280	Northrop Grumman Corp.	4,975,999
71,704	The Boeing Co.	17,184,581

		28,270,948

Air Freight & Logistics – 0.7%
30,209	FedEx Corp.	6,476,205

Auto Components – 0.5%
26,673	BorgWarner, Inc.	1,237,894
37,773	Delphi Automotive PLC	3,641,317

		4,879,211

Banks – 0.9%
23,197	First Republic Bank	2,251,269
113,864	SunTrust Banks, Inc.	6,273,906

		8,525,175

Beverages – 2.8%
76,103	Brown-Forman Corp. Class B	4,036,503
57,306	Molson Coors Brewing Co. Class B	5,143,213
176,719	Monster Beverage Corp.*	9,864,455
148,713	The Coca-Cola Co.	6,773,877

		25,818,048

Biotechnology – 4.3%
17,813	Alexion Pharmaceuticals, Inc.*	2,536,749
54,283	Alkermes PLC*	2,756,491
49,442	Amgen, Inc.	8,789,304
63,546	Incyte Corp.*	8,731,856
48,661	Shire PLC ADR	7,269,467
56,459	Vertex Pharmaceuticals, Inc.*	9,063,928

		39,147,795

Building Products – 0.5%
67,863	Fortune Brands Home & Security, Inc.	4,243,473

Capital Markets – 2.8%
20,093	Affiliated Managers Group, Inc.	3,550,232
82,383	Intercontinental Exchange, Inc.	5,327,709
40,249	Lazard Ltd. Class A	1,726,280
17,049	MSCI, Inc.	1,953,986
83,248	Northern Trust Corp.	7,367,448
39,035	S&P Global, Inc.	6,024,271

		25,949,926

Chemicals – 2.6%
57,670	Ashland Global Holdings, Inc.	3,578,424
47,258	Ecolab, Inc.	6,299,491
79,172	RPM International, Inc.	3,877,053
22,950	The Sherwin-Williams Co.	7,786,246
116,819	Valvoline, Inc.	2,487,077

		24,028,291

Communications Equipment – 0.7%
194,853	Cisco Systems, Inc.	6,276,215

Common Stocks – (continued)
Construction Materials* – 0.1%
25,861	Summit Materials, Inc. Class A	763,934

Consumer Finance* – 0.2%
189,200	SLM Corp.	1,924,164

Containers & Packaging – 0.2%
19,885	Avery Dennison Corp.	1,874,360

Electrical Equipment* – 0.5%
101,109	Sensata Technologies Holding NV	4,515,528

Electronic Equipment, Instruments & Components – 0.9%
105,174	Amphenol Corp. Class A	8,512,784

Energy Equipment & Services – 0.2%
26,252	Schlumberger Ltd.	1,667,265

Equity Real Estate Investment Trusts (REITs) – 2.3%
83,123	American Tower Corp.	12,306,360
18,686	Equinix, Inc.	8,752,709

		21,059,069

Food & Staples Retailing – 1.5%
56,021	Costco Wholesale Corp.	8,780,732
58,775	Walgreens Boots Alliance, Inc.	4,790,162

		13,570,894

Food Products – 0.6%
111,460	Blue Buffalo Pet Products, Inc.*	2,871,210
13,072	The Hershey Co.	1,371,514
14,149	The Kraft Heinz Co.	1,142,532

		5,385,256

Health Care Equipment & Supplies – 2.9%
291,573	Boston Scientific Corp.*	8,032,836
77,498	Danaher Corp.	6,464,883
78,689	Edwards Lifesciences Corp.*	8,943,792
21,506	Nevro Corp.*	1,853,387
12,021	West Pharmaceutical Services, Inc.	1,046,308

		26,341,206

Health Care Providers & Services – 1.9%
23,694	Aetna, Inc.	3,736,544
71,288	UnitedHealth Group, Inc.	14,179,183

		17,915,727

Hotels, Restaurants & Leisure – 3.6%
39,094	Dunkin’ Brands Group, Inc.	2,015,687
23,109	Hilton Worldwide Holdings, Inc.	1,486,602
67,436	Las Vegas Sands Corp.	4,195,193
115,542	McDonald’s Corp.	18,483,254
85,865	Yum! Brands, Inc.	6,596,149

		32,776,885

Household Durables – 0.6%
117,445	Newell Brands, Inc.	5,670,245

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Household Products – 0.4%
49,043	Colgate-Palmolive Co.	$3,513,440

Industrial Conglomerates – 3.5%
32,993	3M Co.	6,741,130
137,609	Honeywell International, Inc.	19,027,196
29,236	Roper Technologies, Inc.	6,743,576

		32,511,902

Internet & Direct Marketing Retail – 5.8%
32,143	Amazon.com, Inc.*	31,519,426
14,944	Expedia, Inc.	2,217,092
47,879	Netflix, Inc.*	8,364,940
5,840	The Priceline Group, Inc.*	10,816,147

		52,917,605

Internet Software & Services* – 8.8%
23,920	Alphabet, Inc. Class A	22,849,341
24,483	Alphabet, Inc. Class C	22,997,616
22,721	eBay, Inc.	820,910
196,311	Facebook, Inc. Class A	33,759,603

		80,427,470

IT Services – 6.3%
47,926	Accenture PLC Class A	6,266,804
106,764	Black Knight Financial Services, Inc. Class A*(a)	4,548,146
28,837	DXC Technology Co.	2,451,145
27,817	Fiserv, Inc.*	3,441,241
9,640	FleetCor Technologies, Inc.*	1,385,943
40,775	Global Payments, Inc.	3,893,605
211,583	MasterCard, Inc. Class A	28,204,014
80,960	PayPal Holdings, Inc.*	4,993,613
39,146	Total System Services, Inc.	2,705,771

		57,890,282

Life Sciences Tools & Services – 1.6%
74,706	Agilent Technologies, Inc.	4,834,972
32,937	Illumina, Inc.*	6,734,299
4,872	Mettler-Toledo International, Inc.*	2,947,999

		14,517,270

Machinery – 2.4%
20,409	Fortive Corp.	1,325,973
20,937	IDEX Corp.	2,461,772
64,010	The Middleby Corp.*	7,790,017
15,588	WABCO Holdings, Inc.*	2,238,749
138,471	Xylem, Inc.	8,594,895

		22,411,406

Media – 3.9%
536,979	Comcast Corp. Class A	21,806,717
136,208	The Walt Disney Co.	13,784,250

		35,590,967

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels* – 0.6%
29,619	Concho Resources, Inc.	$3,286,820
25,181	Diamondback Energy, Inc.	2,286,183

		5,573,003

Personal Products – 0.9%
75,367	The Estee Lauder Cos., Inc. Class A	8,063,515

Pharmaceuticals – 3.1%
20,473	Allergan PLC	4,698,144
212,893	Eli Lilly & Co.	17,306,072
101,359	Zoetis, Inc.	6,355,209

		28,359,425

Professional Services – 0.1%
7,468	Equifax, Inc.	1,063,966

Road & Rail – 0.6%
118,646	CSX Corp.	5,956,029

Semiconductors & Semiconductor Equipment – 4.0%
132,335	Applied Materials, Inc.	5,970,955
14,817	Broadcom Ltd.	3,734,921
34,163	NVIDIA Corp.	5,788,579
31,740	Qorvo, Inc.*	2,324,003
169,906	Texas Instruments, Inc.	14,071,615
78,464	Xilinx, Inc.	5,183,332

		37,073,405

Software – 9.4%
58,996	Activision Blizzard, Inc.	3,867,778
43,037	Adobe Systems, Inc.*	6,677,621
19,693	Autodesk, Inc.*	2,254,061
28,265	Electronic Arts, Inc.*	3,434,197
34,845	Intuit, Inc.	4,928,825
482,976	Microsoft Corp.	36,112,116
318,004	Oracle Corp.	16,005,141
48,786	salesforce.com, Inc.*	4,658,575
13,152	ServiceNow, Inc.*	1,528,131
60,422	Splunk, Inc.*	4,053,712
7,412	The Ultimate Software Group, Inc.*	1,489,071
8,541	Tyler Technologies, Inc.*	1,475,885

		86,485,113

Specialty Retail – 2.6%
21,181	Advance Auto Parts, Inc.	2,073,620
100,438	Ross Stores, Inc.	5,870,601
85,037	The Home Depot, Inc.	12,744,495
12,564	Ulta Salon, Cosmetics & Fragrance, Inc.*	2,776,770

		23,465,486

Technology Hardware, Storage & Peripherals – 7.4%
414,396	Apple, Inc.	67,960,944

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.3%
160,814	NIKE, Inc. Class B	$8,492,587
28,281	PVH Corp.	3,560,295

		12,052,882

Tobacco – 2.2%
140,443	Altria Group, Inc.	8,904,086
95,426	Philip Morris International, Inc.	11,158,162

		20,062,248

TOTAL COMMON STOCKS
(Cost $581,435,099)		$911,488,962

Shares	Distribution Rate	Value
Investment Companies(b) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,846,511	0.927%	$2,846,511
(Cost $2,846,511)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $584,281,610)		$914,335,473

Securities Lending Reinvestment Vehicle(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
381,393	0.927%	$381,393
(Cost $381,393)

TOTAL INVESTMENTS – 99.6%
(Cost $584,663,003)		$914,716,866

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		3,345,190

NET ASSETS – 100.0%		$918,062,056

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 99.6%
Beverages* – 2.0%
53,722	Monster Beverage Corp.	$2,998,762

Biotechnology – 6.3%
13,662	Amgen, Inc.	2,428,694
18,527	Incyte Corp.*	2,545,795
16,683	Shire PLC ADR	2,492,273
12,402	Vertex Pharmaceuticals, Inc.*	1,991,017

		9,457,779

Capital Markets – 4.6%
51,953	Intercontinental Exchange, Inc.	3,359,801
40,948	Northern Trust Corp.	3,623,898

		6,983,699

Chemicals – 1.6%
6,954	The Sherwin-Williams Co.	2,359,284

Equity Real Estate Investment Trusts (REITs) – 5.4%
30,349	American Tower Corp.	4,493,170
7,852	Equinix, Inc.	3,677,955

		8,171,125

Food & Staples Retailing – 2.8%
17,498	Costco Wholesale Corp.	2,742,637
18,921	Walgreens Boots Alliance, Inc.	1,542,061

		4,284,698

Food Products – 1.5%
27,541	The Kraft Heinz Co.	2,223,936

Health Care Equipment & Supplies – 4.9%
99,263	Boston Scientific Corp.*	2,734,696
36,433	Danaher Corp.	3,039,241
15,061	Edwards Lifesciences Corp.*	1,711,833

		7,485,770

Hotels, Restaurants & Leisure – 2.7%
25,794	McDonald’s Corp.	4,126,266

Household Products – 1.6%
33,524	Colgate-Palmolive Co.	2,401,659

Industrial Conglomerates – 4.4%
27,058	Honeywell International, Inc.	3,741,310
12,868	Roper Technologies, Inc.	2,968,133

		6,709,443

Internet & Direct Marketing Retail* – 6.5%
6,170	Amazon.com, Inc.	6,050,302
8,607	Netflix, Inc.	1,503,729
1,214	The Priceline Group, Inc.	2,248,425

		9,802,456

Internet Software & Services* – 10.4%
6,547	Alphabet, Inc. Class A	6,253,956
2,814	Alphabet, Inc. Class C	2,643,275
39,833	Facebook, Inc. Class A	6,850,081

		15,747,312

Common Stocks – (continued)
IT Services – 2.8%
31,504	MasterCard, Inc. Class A	$4,199,483

Machinery – 4.2%
23,356	The Middleby Corp.*	2,842,425
55,422	Xylem, Inc.	3,440,044

		6,282,469

Media – 6.0%
125,666	Comcast Corp. Class A	5,103,296
39,746	The Walt Disney Co.	4,022,295

		9,125,591

Oil, Gas & Consumable Fuels* – 1.3%
20,929	Diamondback Energy, Inc.	1,900,144

Pharmaceuticals – 2.5%
46,335	Eli Lilly & Co.	3,766,572

Road & Rail – 1.7%
52,215	CSX Corp.	2,621,193

Semiconductors & Semiconductor Equipment – 2.3%
42,666	Texas Instruments, Inc.	3,533,598

Software – 11.1%
17,303	Electronic Arts, Inc.*	2,102,314
14,212	Intuit, Inc.	2,010,287
99,923	Microsoft Corp.	7,471,243
63,132	Oracle Corp.	3,177,434
20,451	salesforce.com, Inc.*	1,952,866

		16,714,144

Specialty Retail – 2.0%
51,092	Ross Stores, Inc.	2,986,327

Technology Hardware, Storage & Peripherals – 7.0%
64,946	Apple, Inc.	10,651,144

Textiles, Apparel & Luxury Goods – 2.5%
70,495	NIKE, Inc. Class B	3,722,841

Tobacco – 1.5%
19,441	Philip Morris International, Inc.	2,273,236

TOTAL COMMON STOCKS
(Cost $102,070,303)		$150,528,931

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Distribution Rate	Value
Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
84	0.927%	$84
(Cost $84)

TOTAL INVESTMENTS – 99.6%
(Cost $102,070,387)		$150,529,015

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		640,167

NET ASSETS – 100.0%		$151,169,182

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 95.4%
Airlines* – 1.4%
4,106	JetBlue Airways Corp.	$81,340

Banks – 10.9%
10,426	Bank of America Corp.	249,077
1,189	JPMorgan Chase & Co.	108,068
5,295	Wells Fargo & Co.	270,416

		627,561

Beverages – 2.9%
1,152	Molson Coors Brewing Co. Class B	103,392
1,412	The Coca-Cola Co.	64,317

		167,709

Biotechnology – 3.1%
542	Incyte Corp.*	74,476
689	Shire PLC ADR	102,930

		177,406

Capital Markets – 2.6%
2,306	Intercontinental Exchange, Inc.	149,129

Chemicals – 2.8%
1,247	E.I. du Pont de Nemours & Co.	104,661
169	The Sherwin-Williams Co.	57,336

		161,997

Communications Equipment – 1.5%
2,769	Cisco Systems, Inc.	89,189

Electrical Equipment – 1.4%
1,367	Emerson Electric Co.	80,708

Equity Real Estate Investment Trusts (REITs) – 5.1%
1,051	American Tower Corp.	155,600
292	Equinix, Inc.	136,776

		292,376

Food & Staples Retailing – 0.9%
315	Costco Wholesale Corp.	49,373

Food Products – 0.8%
565	The Kraft Heinz Co.	45,624

Health Care Equipment & Supplies – 4.2%
1,602	Danaher Corp.	133,639
964	Edwards Lifesciences Corp.*	109,568

		243,207

Household Products – 0.8%
647	Colgate-Palmolive Co.	46,351

Industrial Conglomerates – 4.0%
9,410	General Electric Co.	231,015

Insurance – 4.8%
2,486	American International Group, Inc.	150,353
754	Brighthouse Financial, Inc.*	43,031

Common Stocks – (continued)
Insurance – (continued)
1,831	MetLife, Inc.	85,746

		279,130

Internet & Direct Marketing Retail* – 4.4%
149	Amazon.com, Inc.	146,109
60	The Priceline Group, Inc.	111,125

		257,234

Internet Software & Services* – 6.0%
124	Alphabet, Inc. Class A	118,450
93	Alphabet, Inc. Class C	87,357
833	Facebook, Inc. Class A	143,251

		349,058

IT Services – 4.8%
2,064	MasterCard, Inc. Class A	275,131

Machinery – 2.1%
1,914	Xylem, Inc.	118,802

Media – 2.6%
1,503	The Walt Disney Co.	152,104

Oil, Gas & Consumable Fuels – 5.9%
1,876	ConocoPhillips	81,906
2,491	Exxon Mobil Corp.	190,138
12,435	Southwestern Energy Co.*	67,771

		339,815

Pharmaceuticals – 5.6%
1,341	Eli Lilly & Co.	109,010
6,338	Pfizer, Inc.	214,985

		323,995

Road & Rail – 1.4%
796	Union Pacific Corp.	83,819

Software – 5.4%
2,663	Microsoft Corp.	199,112
2,254	Oracle Corp.	113,444

		312,556

Specialty Retail – 1.0%
1,030	Ross Stores, Inc.	60,204

Technology Hardware, Storage & Peripherals – 3.8%
1,356	Apple, Inc.	222,384

Textiles, Apparel & Luxury Goods – 4.1%
2,870	NIKE, Inc. Class B	151,565
677	PVH Corp.	85,227

		236,792

Tobacco – 1.1%
529	Philip Morris International, Inc.	61,856

TOTAL COMMON STOCKS
(Cost $4,451,929)		$5,515,865

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Distribution Rate	Value
Investment Companies(a) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
218,033	0.927%	$218,033
(Cost $218,033)

TOTAL INVESTMENTS – 99.2%
(Cost $4,669,962)		$5,733,898

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		43,712

NET ASSETS – 100.0%		$5,777,610

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.

Investment Abbreviations:

ADR	—American Depositary Receipt
PLC	—Public Limited Company

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 95.6%
Aerospace & Defense – 0.4%
310	Northrop Grumman Corp.	$84,385

Air Freight & Logistics – 1.0%
901	FedEx Corp.	193,156

Auto Components – 0.8%
1,487	Delphi Automotive PLC	143,347

Banks – 2.0%
2,282	Eagle Bancorp, Inc.*	141,941
4,091	SunTrust Banks, Inc.	225,414

		367,355

Beverages – 1.8%
1,014	Molson Coors Brewing Co. Class B	91,006
4,236	Monster Beverage Corp.*	236,454

		327,460

Biotechnology – 6.6%
4,571	ACADIA Pharmaceuticals, Inc.*(a)	162,773
1,243	Agios Pharmaceuticals, Inc.*	78,632
1,288	Alkermes PLC*	65,405
1,377	Amgen, Inc.	244,789
1,793	Incyte Corp.*	246,376
1,571	Shire PLC ADR	234,692
1,197	Vertex Pharmaceuticals, Inc.*	192,167

		1,224,834

Building Products – 0.4%
1,296	Fortune Brands Home & Security, Inc.	81,039

Capital Markets – 2.9%
2,751	Intercontinental Exchange, Inc.	177,907
2,003	Lazard Ltd. Class A	85,909
3,113	Northern Trust Corp.	275,500

		539,316

Chemicals – 2.1%
1,303	Ashland Global Holdings, Inc.	80,851
565	The Sherwin-Williams Co.	191,688
5,996	Valvoline, Inc.	127,655

		400,194

Commercial Services & Supplies – 0.4%
1,544	Healthcare Services Group, Inc.	79,053

Electrical Equipment* – 0.9%
3,728	Sensata Technologies Holding NV	166,492

Electronic Equipment, Instruments & Components – 1.3%
2,936	Amphenol Corp. Class A	237,640

Equity Real Estate Investment Trusts (REITs) – 4.2%
1,868	American Tower Corp.	276,557
580	Equinix, Inc.	271,678
1,487	SBA Communications Corp.*	228,329

		776,564

Common Stocks – (continued)
Food & Staples Retailing – 0.9%
1,956	Walgreens Boots Alliance, Inc.	159,414

Health Care Equipment & Supplies – 4.0%
5,597	Boston Scientific Corp.*	154,197
1,618	Danaher Corp.	134,973
2,213	Edwards Lifesciences Corp.*	251,530
2,483	Nevro Corp.*	213,985

		754,685

Health Care Providers & Services – 0.8%
1,243	Acadia Healthcare Co., Inc.*(a)	58,346
598	Aetna, Inc.	94,305

		152,651

Hotels, Restaurants & Leisure – 2.6%
1,639	Dunkin’ Brands Group, Inc.	84,507
1,514	Las Vegas Sands Corp.	94,186
1,883	McDonald’s Corp.	301,223

		479,916

Household Durables – 0.6%
2,243	Newell Brands, Inc.	108,292

Household Products – 0.4%
1,163	Colgate-Palmolive Co.	83,317

Industrial Conglomerates – 4.8%
1,374	3M Co.	280,736
2,817	Honeywell International, Inc.	389,507
996	Roper Technologies, Inc.	229,737

		899,980

Internet & Direct Marketing Retail* – 4.1%
604	Amazon.com, Inc.	592,282
96	The Priceline Group, Inc.	177,800

		770,082

Internet Software & Services* – 8.8%
444	Alphabet, Inc. Class A	424,127
475	Alphabet, Inc. Class C	446,182
4,549	Facebook, Inc. Class A	782,291

		1,652,600

IT Services – 4.6%
3,267	Black Knight Financial Services, Inc. Class A*(a)	139,174
732	Fiserv, Inc.*	90,556
899	Global Payments, Inc.	85,846
3,301	MasterCard, Inc. Class A	440,023
1,545	Total System Services, Inc.	106,790

		862,389

Life Sciences Tools & Services – 2.7%
3,283	Agilent Technologies, Inc.	212,476
705	Illumina, Inc.*	144,144
232	Mettler-Toledo International, Inc.*	140,381

		497,001

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Machinery – 4.2%
2,007	Fortive Corp.	$130,395
796	IDEX Corp.	93,594
1,899	The Middleby Corp.*	231,108
5,443	Xylem, Inc.	337,847

		792,944

Media – 3.1%
8,811	Comcast Corp. Class A	357,815
2,169	The Walt Disney Co.	219,503

		577,318

Oil, Gas & Consumable Fuels* – 0.6%
1,042	Concho Resources, Inc.	115,631

Personal Products – 1.4%
2,418	The Estee Lauder Cos., Inc. Class A	258,702

Pharmaceuticals – 3.1%
547	Allergan PLC	125,525
3,516	Eli Lilly & Co.	285,816
2,800	Zoetis, Inc.	175,560

		586,901

Road & Rail – 0.6%
2,241	CSX Corp.	112,498

Semiconductors & Semiconductor Equipment – 2.4%
2,838	Applied Materials, Inc.	128,051
736	Qorvo, Inc.*	53,890
2,060	Texas Instruments, Inc.	170,609
1,388	Xilinx, Inc.	91,691

		444,241

Software – 9.8%
1,288	Adobe Systems, Inc.*	199,846
1,544	Electronic Arts, Inc.*	187,596
1,246	Intuit, Inc.	176,247
7,044	Microsoft Corp.	526,680
5,649	Oracle Corp.	284,314
1,713	Red Hat, Inc.*	184,148
2,203	salesforce.com, Inc.*	210,364
837	Splunk, Inc.*	56,154

		1,825,349

Specialty Retail – 1.7%
3,003	Ross Stores, Inc.	175,525
954	The Home Depot, Inc.	142,976

		318,501

Technology Hardware, Storage & Peripherals – 6.4%
7,251	Apple, Inc.	1,189,164

Textiles, Apparel & Luxury Goods – 2.0%
5,281	NIKE, Inc. Class B	278,889
738	PVH Corp.	92,907

		371,796

Common Stocks – (continued)
Tobacco – 1.2%
1,929	Philip Morris International, Inc.	$225,558

TOTAL COMMON STOCKS
(Cost $11,674,831)		$17,859,765

Shares	Distribution Rate	Value
Investment Companies(b) – 3.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
619,814	0.927%	$619,814
(Cost $619,814)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $12,294,645)		$18,479,579

Securities Lending Reinvestment Vehicle(b) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
323,320	0.927%	$323,320
(Cost $323,320)

TOTAL INVESTMENTS – 100.7%
(Cost $12,617,965)		$18,802,899

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(121,839)

NET ASSETS – 100.0%		$18,681,060

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 98.5%
Aerospace & Defense – 1.3%
188,571	L3 Technologies, Inc.	$34,221,865

Auto Components – 0.6%
154,044	Delphi Automotive PLC	14,849,842

Banks – 3.6%
584,628	Eagle Bancorp, Inc.*	36,363,862
350,318	First Republic Bank	33,998,362
406,963	SunTrust Banks, Inc.	22,423,661

		92,785,885

Beverages* – 1.4%
643,001	Monster Beverage Corp.	35,892,316

Biotechnology* – 5.2%
372,628	ACADIA Pharmaceuticals, Inc.	13,269,283
91,613	Agios Pharmaceuticals, Inc.	5,795,438
528,797	Alkermes PLC	26,852,312
690,692	Exelixis, Inc.	20,195,834
269,577	Incyte Corp.	37,042,575
259,485	Neurocrine Biosciences, Inc.	14,686,851
101,416	Vertex Pharmaceuticals, Inc.	16,281,325

		134,123,618

Building Products – 1.0%
431,324	Fortune Brands Home & Security, Inc.	26,970,690

Capital Markets – 6.8%
158,825	Affiliated Managers Group, Inc.	28,062,789
687,590	Intercontinental Exchange, Inc.	44,466,445
631,581	Lazard Ltd. Class A	27,088,509
179,914	MSCI, Inc.	20,619,944
628,659	Northern Trust Corp.	55,636,322

		175,874,009

Chemicals – 3.4%
222,302	Ashland Global Holdings, Inc.	13,793,839
508,483	RPM International, Inc.	24,900,413
62,638	The Sherwin-Williams Co.	21,251,194
1,312,294	Valvoline, Inc.	27,938,739

		87,884,185

Containers & Packaging – 1.8%
480,193	Avery Dennison Corp.	45,262,992

Diversified Consumer Services* – 1.0%
330,631	Bright Horizons Family Solutions, Inc.	26,427,336

Electrical Equipment – 2.3%
170,245	Hubbell, Inc.	19,201,934
922,670	Sensata Technologies Holding NV*	41,206,442

		60,408,376

Electronic Equipment, Instruments & Components – 3.2%
1,024,657	Amphenol Corp. Class A	82,935,738

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 3.0%
71,179	Equinix, Inc.	33,340,955
280,732	SBA Communications Corp.*	43,106,399

		76,447,354

Food Products – 2.0%
1,043,250	Blue Buffalo Pet Products, Inc.*	26,874,120
243,310	The Hershey Co.	25,528,085

		52,402,205

Health Care Equipment & Supplies – 4.1%
537,825	Edwards Lifesciences Corp.*	61,129,189
301,414	Nevro Corp.*	25,975,859
78,979	The Cooper Cos., Inc.	19,810,303

		106,915,351

Hotels, Restaurants & Leisure – 2.2%
599,520	Dunkin’ Brands Group, Inc.	30,911,251
354,567	Yum! Brands, Inc.	27,237,837

		58,149,088

Household Durables – 1.4%
737,361	Newell Brands, Inc.	35,599,789

Industrial Conglomerates – 2.8%
313,134	Roper Technologies, Inc.	72,227,488

Internet & Direct Marketing Retail – 1.8%
315,263	Expedia, Inc.	46,772,419

Internet Software & Services* – 1.1%
652,563	GoDaddy, Inc. Class A	29,247,874

IT Services – 7.8%
1,237,447	Black Knight Financial Services, Inc. Class A*	52,715,242
403,967	Fiserv, Inc.*	49,974,757
480,989	Global Payments, Inc.	45,929,640
760,660	Total System Services, Inc.	52,576,819

		201,196,458

Life Sciences Tools & Services – 5.6%
814,671	Agilent Technologies, Inc.	52,725,507
237,441	Illumina, Inc.*	48,547,187
73,725	Mettler-Toledo International, Inc.*	44,610,260

		145,882,954

Machinery – 9.6%
645,125	Fortive Corp.	41,913,771
215,927	IDEX Corp.	25,388,697
200,789	John Bean Technologies Corp.	17,809,984
528,649	The Middleby Corp.*	64,336,583
215,927	WABCO Holdings, Inc.*	31,011,436
1,078,192	Xylem, Inc.	66,923,378

		247,383,849

Media – 1.7%
594,445	Altice USA, Inc. Class A*	18,136,517

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
411,935	CBS Corp. Class B	$26,388,556

		44,525,073

Oil, Gas & Consumable Fuels* – 1.6%
186,181	Concho Resources, Inc.	20,660,506
232,395	Diamondback Energy, Inc.	21,099,142

		41,759,648

Pharmaceuticals – 2.2%
910,719	Zoetis, Inc.	57,102,081

Professional Services – 1.1%
208,003	Equifax, Inc.	29,634,187

Semiconductors & Semiconductor Equipment – 5.7%
684,799	Advanced Micro Devices, Inc.*	8,902,387
569,432	Analog Devices, Inc.	47,644,375
254,173	Lam Research Corp.	42,187,635
183,791	Qorvo, Inc.*	13,457,177
523,750	Xilinx, Inc.	34,598,925

		146,790,499

Software – 8.7%
292,418	Autodesk, Inc.*	33,470,164
279,403	Electronic Arts, Inc.*	33,947,465
368,909	Intuit, Inc.	52,182,178
351,646	Red Hat, Inc.*	37,801,945
176,317	ServiceNow, Inc.*	20,486,272
430,522	Splunk, Inc.*	28,883,721
109,159	Tyler Technologies, Inc.*	18,862,675

		225,634,420

Specialty Retail – 3.1%
335,547	Five Below, Inc.*	15,961,971
715,828	Ross Stores, Inc.	41,840,146
102,595	Ulta Salon, Cosmetics & Fragrance, Inc.*	22,674,521

		80,476,638

Textiles, Apparel & Luxury Goods – 1.4%
285,512	PVH Corp.	35,943,106

TOTAL COMMON STOCKS
(Cost $1,915,736,997)		$2,551,727,333

Shares	Distribution Rate	Value
Investment Company(a) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,868,408	0.927%	$7,868,408
(Cost $7,868,408)

TOTAL INVESTMENTS – 98.8%
(Cost $1,923,605,405)		$2,559,595,741

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		31,434,541

NET ASSETS – 100.0%		$2,591,030,282

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trusts

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 97.5%
Aerospace & Defense – 1.3%
161,611	L3 Technologies, Inc.	$29,329,164

Banks – 3.6%
687,968	Eagle Bancorp, Inc.*	42,791,610
390,143	First Republic Bank	37,863,378

		80,654,988

Beverages – 1.3%
505,207	MGP Ingredients, Inc.	28,407,790

Biotechnology* – 9.6%
674,849	ACADIA Pharmaceuticals, Inc.	24,031,373
346,179	Acceleron Pharma, Inc.	13,417,898
391,355	Agios Pharmaceuticals, Inc.(a)	24,757,117
795,827	Alder Biopharmaceuticals, Inc.	7,799,105
581,520	Alkermes PLC	29,529,585
1,042,728	Exelixis, Inc.	30,489,367
137,739	Galapagos NV ADR(a)	12,739,480
483,931	Neurocrine Biosciences, Inc.	27,390,495
120,700	Sarepta Therapeutics, Inc.	4,863,003
168,204	TESARO, Inc.(a)	21,721,864
305,013	Ultragenyx Pharmaceutical, Inc.	17,404,042

		214,143,329

Building Products – 1.3%
453,283	Fortune Brands Home & Security, Inc.	28,343,786

Capital Markets – 4.3%
215,256	Affiliated Managers Group, Inc.	38,033,583
910,590	Lazard Ltd. Class A	39,055,205
155,187	MSCI, Inc.	17,785,982

		94,874,770

Chemicals – 3.0%
254,354	Ashland Global Holdings, Inc.	15,782,666
523,398	RPM International, Inc.	25,630,800
1,195,786	Valvoline, Inc.	25,458,284

		66,871,750

Commercial Services & Supplies – 1.6%
691,197	Healthcare Services Group, Inc.	35,389,286

Construction Materials* – 0.7%
495,951	Summit Materials, Inc. Class A	14,650,393

Consumer Finance* – 1.0%
2,118,711	SLM Corp.	21,547,291

Containers & Packaging – 1.6%
370,838	Avery Dennison Corp.	34,955,190

Diversified Consumer Services* – 1.0%
288,850	Bright Horizons Family Solutions, Inc.	23,087,780

Electrical Equipment – 2.7%
212,102	Hubbell, Inc.	23,922,985
833,173	Sensata Technologies Holding NV*	37,209,506

		61,132,491

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 1.9%
578,832	Badger Meter, Inc.	26,568,389
151,878	Cognex Corp.	16,550,145

		43,118,534

Equity Real Estate Investment Trusts (REITs)* – 0.8%
110,158	SBA Communications Corp.	16,914,761

Food Products – 1.8%
943,695	Blue Buffalo Pet Products, Inc.*	24,309,583
442,091	Snyder’s-Lance, Inc.	15,703,073

		40,012,656

Health Care Equipment & Supplies – 6.3%
193,500	ABIOMED, Inc.*	29,179,800
146,602	ICU Medical, Inc.*	25,560,059
40,534	IDEXX Laboratories, Inc.*	6,300,199
155,732	Neogen Corp.*	10,729,935
295,763	Nevro Corp.*	25,488,855
69,381	The Cooper Cos., Inc.	17,402,836
288,570	West Pharmaceutical Services, Inc.	25,117,133

		139,778,817

Health Care Providers & Services* – 2.1%
516,437	Acadia Healthcare Co., Inc.	24,241,553
124,927	WellCare Health Plans, Inc.	21,822,248

		46,063,801

Health Care Technology* – 1.5%
126,652	athenahealth, Inc.	17,849,067
875,846	Evolent Health, Inc. Class A(a)	14,626,628

		32,475,695

Hotels, Restaurants & Leisure – 4.9%
720,647	Dunkin’ Brands Group, Inc.	37,156,559
176,250	Jack in the Box, Inc.	16,500,525
245,039	Shake Shack, Inc. Class A*(a)	7,576,606
99,067	Vail Resorts, Inc.	22,582,323
806,095	Wingstop, Inc.(a)	26,125,539

		109,941,552

Household Durables* – 0.9%
789,375	M/I Homes, Inc.	19,418,625

Internet Software & Services* – 2.1%
854,715	GoDaddy, Inc. Class A	38,308,326
122,436	Wix.com Ltd.	7,970,584

		46,278,910

IT Services – 7.9%
1,168,919	Black Knight Financial Services, Inc. Class A*	49,795,949
106,612	Gartner, Inc.*	12,856,341
442,288	Global Payments, Inc.	42,234,081
658,706	InterXion Holding NV*	34,153,906
516,947	Total System Services, Inc.	35,731,377

		174,771,654

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 3.7%
177,757	Agilent Technologies, Inc.	$11,504,433
38,471	Mettler-Toledo International, Inc.*	23,278,417
532,074	PerkinElmer, Inc.	35,643,637
150,891	PRA Health Sciences, Inc.*	11,678,964

		82,105,451

Machinery – 11.9%
105,650	Graco, Inc.	12,203,631
217,733	IDEX Corp.	25,601,046
369,097	John Bean Technologies Corp.	32,738,904
514,327	Kornit Digital Ltd.*(a)	8,743,559
307,168	Tennant Co.	18,721,890
486,068	The Gorman-Rupp Co.	14,795,910
486,003	The Middleby Corp.*	59,146,565
198,520	WABCO Holdings, Inc.*	28,511,442
595,259	Welbilt, Inc.*	11,845,654
854,468	Xylem, Inc.	53,036,829

		265,345,430

Oil, Gas & Consumable Fuels* – 2.1%
127,886	Concho Resources, Inc.	14,191,509
352,816	Diamondback Energy, Inc.	32,032,165

		46,223,674

Real Estate Management & Development – 0.8%
491,238	HFF, Inc. Class A	18,730,905

Semiconductors & Semiconductor Equipment – 3.4%
885,140	Advanced Micro Devices, Inc.*	11,506,820
211,676	Cavium, Inc.*	13,401,208
162,076	Monolithic Power Systems, Inc.	16,421,540
161,687	Qorvo, Inc.*	11,838,722
349,616	Xilinx, Inc.	23,095,633

		76,263,923

Software* – 6.7%
220,843	Red Hat, Inc.	23,740,623
214,100	ServiceNow, Inc.	24,876,279
410,824	Splunk, Inc.	27,562,182
88,451	Tableau Software, Inc. Class A	6,410,928
135,881	The Ultimate Software Group, Inc.	27,298,493
229,868	Tyler Technologies, Inc.	39,721,190

		149,609,695

Specialty Retail – 2.9%
269,221	Burlington Stores, Inc.*	23,457,226
440,694	Five Below, Inc.*	20,963,813
173,272	Tractor Supply Co.	10,311,417
45,758	Ulta Salon, Cosmetics & Fragrance, Inc.*	10,112,976

		64,845,432

Technology Hardware, Storage & Peripherals* – 1.5%
925,337	Electronics For Imaging, Inc.	32,904,984

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.3%
225,673	PVH Corp.	28,409,974

TOTAL COMMON STOCKS
(Cost $1,720,254,339)		$2,166,602,481

Shares	Distribution Rate	Value
Investment Company(b) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,263,812	0.927%	$24,263,812
(Cost $24,263,812)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,744,518,151)		$2,190,866,293

Securities Lending Reinvestment Vehicle(b) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,851,259	0.927%	$17,851,259
(Cost $17,851,259)

TOTAL INVESTMENTS – 99.4%
(Cost $1,762,369,410)		$2,208,717,552

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		12,786,197

NET ASSETS – 100.0%		$2,221,503,749

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 98.9%
Aerospace & Defense – 2.5%
6,429	General Dynamics Corp.	$1,294,479
12,070	Northrop Grumman Corp.	3,285,575
8,700	The Boeing Co.	2,085,042

		6,665,096

Auto Components – 0.5%
15,200	Delphi Automotive PLC	1,465,280

Banks – 0.9%
41,920	SunTrust Banks, Inc.	2,309,792

Beverages – 2.7%
26,744	Molson Coors Brewing Co. Class B	2,400,274
65,150	Monster Beverage Corp.*	3,636,673
27,030	The Coca-Cola Co.	1,231,216

		7,268,163

Biotechnology – 4.8%
8,317	Alexion Pharmaceuticals, Inc.*	1,184,424
15,057	Amgen, Inc.	2,676,683
26,791	Incyte Corp.*	3,681,351
19,971	Shire PLC ADR	2,983,468
15,320	Vertex Pharmaceuticals, Inc.*	2,459,473

		12,985,399

Capital Markets – 3.1%
51,957	Intercontinental Exchange, Inc.	3,360,059
41,059	Northern Trust Corp.	3,633,722
8,891	S&P Global, Inc.	1,372,148

		8,365,929

Chemicals – 1.4%
8,270	The Sherwin-Williams Co.	2,805,763
47,345	Valvoline, Inc.	1,007,975

		3,813,738

Communications Equipment – 0.5%
37,928	Cisco Systems, Inc.	1,221,661

Electronic Equipment, Instruments & Components – 0.6%
20,888	Amphenol Corp. Class A	1,690,675

Equity Real Estate Investment Trusts (REITs) – 3.5%
34,152	American Tower Corp.	5,056,203
9,202	Equinix, Inc.	4,310,309

		9,366,512

Food & Staples Retailing – 2.1%
25,113	Costco Wholesale Corp.	3,936,212
19,813	Walgreens Boots Alliance, Inc.	1,614,759

		5,550,971

Food Products – 0.9%
29,439	The Kraft Heinz Co.	2,377,199

Health Care Equipment & Supplies – 3.2%
92,442	Boston Scientific Corp.*	2,546,777
42,541	Danaher Corp.	3,548,770

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
21,940	Edwards Lifesciences Corp.*	2,493,701

		8,589,248

Health Care Providers & Services – 1.1%
19,335	Aetna, Inc.	3,049,129

Hotels, Restaurants & Leisure – 2.3%
26,167	Las Vegas Sands Corp.	1,627,849
28,441	McDonald’s Corp.	4,549,707

		6,177,556

Household Durables – 0.5%
30,042	Newell Brands, Inc.	1,450,428

Household Products – 0.7%
25,788	Colgate-Palmolive Co.	1,847,452

Industrial Conglomerates – 3.8%
11,233	3M Co.	2,295,127
35,061	Honeywell International, Inc.	4,847,884
13,456	Roper Technologies, Inc.	3,103,761

		10,246,772

Internet & Direct Marketing Retail* – 6.4%
10,492	Amazon.com, Inc.	10,288,455
18,929	Netflix, Inc.	3,307,085
2,008	The Priceline Group, Inc.	3,718,977

		17,314,517

Internet Software & Services* – 9.6%
8,805	Alphabet, Inc. Class A	8,410,888
6,764	Alphabet, Inc. Class C	6,353,628
65,221	Facebook, Inc. Class A	11,216,056

		25,980,572

IT Services – 4.1%
23,015	Fiserv, Inc.*	2,847,186
14,603	Global Payments, Inc.	1,394,440
51,216	MasterCard, Inc. Class A	6,827,093

		11,068,719

Life Sciences Tools & Services – 1.8%
28,202	Agilent Technologies, Inc.	1,825,234
15,057	Illumina, Inc.*	3,078,554

		4,903,788

Machinery – 3.7%
28,727	Fortive Corp.	1,866,393
21,295	The Middleby Corp.*	2,591,602
10,636	WABCO Holdings, Inc.*	1,527,542
64,887	Xylem, Inc.	4,027,536

		10,013,073

Media – 4.5%
167,056	Comcast Corp. Class A	6,784,144
51,838	The Walt Disney Co.	5,246,006

		12,030,150

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels* – 1.2%
10,899	Concho Resources, Inc.	$1,209,462
22,107	Diamondback Energy, Inc.	2,007,095

		3,216,557

Personal Products – 0.8%
19,287	The Estee Lauder Cos., Inc. Class A	2,063,516

Pharmaceuticals – 3.6%
8,987	Allergan PLC	2,062,337
63,811	Eli Lilly & Co.	5,187,196
39,649	Zoetis, Inc.	2,485,992

		9,735,525

Road & Rail – 1.1%
61,589	CSX Corp.	3,091,768

Semiconductors & Semiconductor Equipment – 3.2%
43,545	Applied Materials, Inc.	1,964,750
14,101	NVIDIA Corp.	2,389,274
50,499	Texas Instruments, Inc.	4,182,327

		8,536,351

Software – 10.8%
20,458	Adobe Systems, Inc.*	3,174,263
27,461	Electronic Arts, Inc.*	3,336,512
21,199	Intuit, Inc.	2,998,599
164,116	Microsoft Corp.	12,270,953
80,421	Oracle Corp.	4,047,589
35,682	salesforce.com, Inc.*	3,407,274

		29,235,190

Specialty Retail – 1.8%
53,821	Ross Stores, Inc.	3,145,837
11,639	The Home Depot, Inc.	1,744,337

		4,890,174

Technology Hardware, Storage & Peripherals – 6.9%
113,952	Apple, Inc.	18,688,128

Textiles, Apparel & Luxury Goods – 2.5%
86,946	NIKE, Inc. Class B	4,591,618
17,017	PVH Corp.	2,142,270

		6,733,888

Tobacco – 1.8%
22,466	Altria Group, Inc.	1,424,344
28,106	Philip Morris International, Inc.	3,286,435

		4,710,779

TOTAL COMMON STOCKS
(Cost $163,094,311)		$266,653,695

Shares	Distribution Rate	Value
Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
58	0.927%	$58
(Cost $58)

TOTAL INVESTMENTS – 98.9%
(Cost $163,094,369)		$266,653,753

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		3,021,150

NET ASSETS – 100.0%		$269,674,903

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 99.7%
Capital Markets – 1.5%
100,608	Intercontinental Exchange, Inc.	$6,506,319

Electronic Equipment, Instruments & Components – 3.6%
200,655	Amphenol Corp. Class A	16,241,016

Equity Real Estate Investment Trusts (REITs) – 8.6%
95,230	American Tower Corp.	14,098,802
20,016	Equinix, Inc.	9,375,695
98,250	SBA Communications Corp.*	15,086,287

		38,560,784

Internet & Direct Marketing Retail – 9.0%
27,324	Amazon.com, Inc.*	26,793,915
37,042	Expedia, Inc.	5,495,551
4,153	The Priceline Group, Inc.*	7,691,688

		39,981,154

Internet Software & Services* – 16.3%
20,292	Alphabet, Inc. Class A	19,383,730
19,278	Alphabet, Inc. Class C	18,108,404
183,257	eBay, Inc.	6,621,075
165,814	Facebook, Inc. Class A	28,515,034

		72,628,243

IT Services – 12.7%
68,560	Accenture PLC Class A	8,964,905
179,898	Black Knight Financial Services, Inc. Class A*(a)	7,663,655
42,688	Gartner, Inc.*	5,147,746
101,204	Global Payments, Inc.	9,663,970
114,889	MasterCard, Inc. Class A	15,314,704
145,335	Total System Services, Inc.	10,045,555

		56,800,535

Semiconductors & Semiconductor Equipment – 10.8%
294,289	Applied Materials, Inc.	13,278,320
18,014	Broadcom Ltd.	4,540,789
87,568	Cavium, Inc.*	5,543,930
95,687	Qorvo, Inc.*	7,006,202
164,480	Texas Instruments, Inc.	13,622,234
65,692	Xilinx, Inc.	4,339,613

		48,331,088

Software – 28.3%
80,329	Activision Blizzard, Inc.	5,266,369
70,146	Adobe Systems, Inc.*	10,883,853
45,277	Autodesk, Inc.*	5,182,405
78,690	Electronic Arts, Inc.*	9,560,835
76,176	Intuit, Inc.	10,775,095
236,541	Microsoft Corp.	17,686,171
354,813	Oracle Corp.	17,857,738
101,057	Red Hat, Inc.*	10,863,628
91,349	Salesforce.com, Inc.*	8,722,916
124,579	ServiceNow, Inc.*	14,474,834
156,525	Splunk, Inc.*	10,501,262
43,898	Workday, Inc. Class A*	4,815,172

		126,590,278

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 8.9%
209,283	Apple, Inc.	34,322,412
151,182	Electronics For Imaging, Inc.*	5,376,032

		39,698,444

TOTAL COMMON STOCKS
(Cost $218,337,456)		$445,337,861

Shares	Distribution Rate	Value
Investment Companies(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15	0.927%	$15
(Cost $15)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $218,337,471)		$445,337,876

Securities Lending Reinvestment Vehicle(b) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,637,072	0.927%	$2,637,072
(Cost $2,637,072)

TOTAL INVESTMENTS – 100.3%
(Cost $220,974,543)		$447,974,948

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,119,117)

NET ASSETS – 100.0%		$446,855,831

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2017

Capital Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $581,435,099, $102,070,303, $4,451,929, $11,674,831, $1,915,736,997, $1,720,254,339, $163,094,311 and $218,337,456)	$911,488,962
Investments of affiliated issuers, at value (cost $2,846,511, $84, $218,033, $619,814, $7,868,408, $24,263,812, $58 and $15)	2,846,511
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $381,393, $0, $0, $323,320, $0, $17,851,259, $0 and $2,637,072)(a)	381,393
Cash	3,943,571
Receivables:
Dividends	1,277,422
Reimbursement from investment adviser	101,913
Fund shares sold	46,881
Foreign tax reclaims	32,145
Securities lending income	209
Investments sold	—
Other assets	1,864
Total assets	920,120,871

Liabilities:
Payables:
Fund shares redeemed	597,360
Management fees	546,063
Payable upon return of securities loaned	381,393
Distribution and Service fees and Transfer Agency fees	315,580
Investments purchased	547
Payable to investment advisor
Accrued expenses	217,872
Total liabilities	2,058,815

Net Assets:
Paid-in capital	523,930,299
Undistributed (distributions in excess of) net investment income	1,308,106
Accumulated net realized gain	62,769,788
Net unrealized gain	330,053,863
NET ASSETS	$918,062,056
Net Assets:
Class A	$671,371,076
Class C	62,700,648
Institutional	165,947,652
Service	1,436,732
Investor	8,496,489
Class R	8,093,313
Class R6	16,146
Total Net Assets	$918,062,056
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	23,215,732
Class C	2,833,668
Institutional	5,251,973
Service	51,314
Investor	289,886
Class R	288,938
Class R6	511
Net asset value, offering and redemption price per share:(b)
Class A	$28.92
Class C	22.13
Institutional	31.60
Service	28.00
Investor	29.31
Class R	28.01
Class R6	31.60

(a)	Includes loaned securities having a market value of $373,278, $316,138, $17,383,744 and $2,585,360 for the Capital Growth, Flexible Cap, Small/Mid Cap Growth and Technology Opportunities Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds is $30.60, $18.65, $15.70, $14.91, $25.37, $23.08, $14.59 and $24.38, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$150,528,931	$5,515,865	$17,859,765	$2,551,727,333	$2,166,602,481	$266,653,695	$445,337,861
84	218,033	619,814	7,868,408	24,263,812	58	15
—	—	323,320	—	17,851,259	—	2,637,072
1,158,562	88,843	280,339	38,910,544	33,053,820	3,951,025	2,085,993

225,608	14,638	25,361	2,176,965	1,979,791	399,041	174,080
57,818	—	11,044	—	—	43,356	58,757
112,050	1,116	201	21,883,089	1,080,664	68,933	165,356
—	233	—	—	—	—	—
—	—	59	812	8,839	—	530
—	—	—	8,753,321	—	—	591,071
393	59,757	2,928	6,364	5,172	750	888
152,083,446	5,898,485	19,122,831	2,631,326,836	2,244,845,838	271,116,858	451,051,623

255,587	—	4,000	37,720,564	3,258,364	306,755	921,922
99,033	3,382	12,068	1,973,177	1,581,851	160,634	351,591
—	—	323,320	—	17,851,259	—	2,637,072
8,854	964	3,773	350,404	438,761	33,301	152,074
437,513	136	545	874	23,803	833,537	15
—	21,611	—	—	—	—	—
113,277	94,782	98,065	251,535	188,051	107,728	133,118
914,264	120,875	441,771	40,296,554	23,342,089	1,441,955	4,195,792

92,314,746	3,670,082	11,070,407	1,638,948,275	1,558,156,721	116,296,390	197,576,468
481,013	39,404	13,337	(5,528,419)	(4,405,886)	1,285,219	(1,923,459)
9,914,795	1,004,188	1,412,382	321,620,090	221,404,772	48,533,910	24,202,417
48,458,628	1,063,936	6,184,934	635,990,336	446,348,142	103,559,384	227,000,405
$151,169,182	$5,777,610	$18,681,060	$2,591,030,282	$2,221,503,749	$269,674,903	$446,855,831

$5,462,453	$1,880,382	$5,627,331	$486,114,922	$351,252,586	$46,113,904	$268,746,331
2,210,214	177,648	1,511,937	91,086,284	217,384,866	9,326,170	50,778,570
142,623,134	3,498,779	11,111,027	1,670,808,048	1,149,458,856	211,311,400	85,094,748
—	—	—	33,159,009	16,520,441	477,626	18,919,315
779,921	187,957	379,465	132,003,296	437,308,720	2,264,474	23,316,867
25,336	21,657	39,492	59,225,110	26,918,007	169,272	—
68,124	11,187	11,808	118,633,613	22,660,273	12,057	—
$151,169,182	$5,777,610	$18,681,060	$2,591,030,282	$2,221,503,749	$269,674,903	$446,855,831

309,979	126,714	399,487	20,282,711	16,107,271	3,344,938	11,665,392
147,990	12,367	118,569	5,073,765	11,282,488	814,004	2,610,053
7,645,506	234,435	746,750	60,674,162	49,812,377	14,406,141	3,383,697
—	—	—	1,438,574	774,347	34,860	835,841
43,632	12,594	25,943	5,302,003	19,455,306	154,518	938,694
1,479	1,455	2,890	2,562,899	1,271,476	12,485	—
3,652	749	794	4,306,506	981,598	823	—

$17.62	$14.84	$14.09	$23.97	$21.81	$13.79	$23.04
14.93	14.36	12.75	17.95	19.27	11.46	19.45
18.65	14.92	14.88	27.54	23.08	14.67	25.15
—	—	—	23.05	21.33	13.70	22.64
17.88	14.92	14.63	24.90	22.48	14.66	24.84
17.13	14.89	13.67	23.11	21.17	13.56	—
18.65	14.93	14.88	27.55	23.09	14.66	—

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2017

Capital Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $12,313, $2,361, $0, $0, $0, $0, $31,343 and $0)	$11,066,347
Dividends — affiliated issuers	8,537
Interest	2,356
Securities lending income — affiliated issuer	83,726
Total investment income	11,160,966

Expenses:
Management fees	8,633,098
Distribution and Service fees(a)	2,275,434
Transfer Agency fees(a)	1,407,078
Custody, accounting and administrative services	258,197
Professional fees	111,275
Registration fees	98,047
Printing and mailing costs	96,737
Trustee fees	18,652
Service Share fees — Service Plan	3,830
Service Share fees — Shareholder Administration Plan	3,830
Other	40,065
Total expenses	12,946,243
Less — expense reductions	(3,088,422)
Net expenses	9,857,821
NET INVESTMENT INCOME (LOSS)	1,303,145

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $0, $6,046, $84, $202, $100,192, $69,943, $10,796 and $4,707)	65,849,893
Investments — affiliated issuers	—
Net change in unrealized gain on:
Investments — unaffiliated issuers	101,955,647
Investments — affiliated issuers	—
Net realized and unrealized gain	167,805,540
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,108,685

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Capital Growth Fund	$1,588,477	$663,780	$23,177	$1,200,878	$125,523	$59,675	$613	$11,654	$8,731	$4
Concentrated Growth Fund	13,956	21,410	121	10,556	4,047	50,475	—	1,069	46	5
Dynamic U.S. Equity Fund	4,935	1,758	102	3,733	332	1,877	—	430	39	4
Flexible Cap Fund	13,614	13,724	166	10,293	2,593	3,998	—	716	63	4
Growth Opportunities Fund	1,332,846	1,066,653	298,265	1,008,310	201,791	763,492	13,579	250,037	112,772	18,923
Small/Mid Cap Growth Fund	1,250,474	2,311,899	148,700	947,011	437,181	454,297	5,984	710,310	56,251	3,670
Strategic Growth Fund	112,767	98,517	728	85,265	18,631	101,685	150	2,709	275	4
Technology Opportunities Fund	601,100	516,917	—	454,326	97,737	33,070	5,561	31,145	—	—

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$1,784,515	$119,094	$196,194	$20,443,896	$15,031,556	$3,900,044	$2,698,665
2,004	503	1,439	42,985	97,325	1,970	715
5,859	—	5,498	12,621	8,840	3,744	11,230
455	27	3,567	719,719	572,339	41,646	49,154
1,792,833	119,624	206,698	21,219,221	15,710,060	3,947,404	2,759,764

1,345,166	49,704	172,346	27,784,508	22,746,249	3,111,416	4,052,183
35,487	6,795	27,504	2,697,764	3,711,073	212,012	1,118,017
66,198	6,415	17,667	2,368,904	2,614,704	208,719	621,839
48,884	43,363	56,200	200,766	163,042	69,725	68,973
103,934	83,431	86,028	85,297	74,801	114,749	115,561
83,795	82,235	79,254	121,607	126,807	84,089	66,876
28,752	16,464	25,931	111,445	217,980	25,219	76,967
16,284	17,364	17,384	21,355	20,925	17,822	17,968
—	—	—	84,868	37,403	940	34,757
—	—	—	84,868	37,403	940	34,757
11,081	8,084	7,772	84,236	117,870	17,261	17,706
1,739,581	313,855	490,086	33,645,618	29,868,257	3,862,892	6,225,604
(585,296)	(247,874)	(311,564)	(2,653,468)	(3,516,096)	(1,219,567)	(449,386)
1,154,285	65,981	178,522	30,992,150	26,352,161	2,643,325	5,776,218
638,548	53,643	28,176	(9,772,929)	(10,642,101)	1,304,079	(3,016,454)

13,025,972	1,424,777	1,505,809	393,054,686	259,155,327	58,561,041	27,226,851
—	—	—	—	(5,076,804)	—	—

8,307,250	(486,767)	1,684,947	(32,271,065)	37,263,155	(1,626,503)	80,622,920
—	—	—	—	3,346,996	—	—
21,333,222	938,010	3,190,756	360,783,621	294,688,674	56,934,538	107,849,771
$21,971,770	$991,653	$3,218,932	$351,010,692	$284,046,573	$58,238,617	$104,833,317

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income (loss)	$1,303,145	$1,001,228
Net realized gain (loss)	65,849,893	12,702,788
Net change in unrealized gain (loss)	101,955,647	32,983,438
Net increase (decrease) in net assets resulting from operations	169,108,685	46,687,454

Distributions to shareholders:
From net investment income
Class A Shares	(351,955)	—
Institutional Shares	(602,702)	(262,248)
Service Shares	—	—
Investor Shares	(15,368)	(3,425)
Class R Shares	—	—
Class R6 Shares	(45)	(18)
From net realized gains
Class A Shares	(8,263,004)	(53,960,173)
Class C Shares	(1,166,606)	(7,608,296)
Institutional Shares	(1,734,258)	(13,105,149)
Service Shares	(21,688)	(152,819)
Investor Shares	(59,705)	(374,339)
Class R Shares	(48,146)	(304,242)
Class R6 Shares	(123)	(712)
Total distributions to shareholders	(12,263,600)	(75,771,421)

From share transactions:
Proceeds from sales of shares	53,323,647	34,992,956
Proceeds received in connection with merger	—	—
Reinvestment of distributions	11,586,016	71,646,769
Cost of shares redeemed	(153,503,624)	(155,817,837)
Net decrease in net assets resulting from share transactions	(88,593,961)	(49,178,112)
TOTAL INCREASE (DECREASE)	68,251,124	(78,262,079)

Net assets:
Beginning of year	849,810,932	928,073,011
End of year	$918,062,056	$849,810,932
Undistributed net investment income	$1,308,106	$979,312

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Dynamic U.S. Equity Fund
For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

$638,548	$600,808	$53,643	$104,373
13,025,972	(2,449,540)	1,424,777	(63,632)
8,307,250	9,687,706	(486,767)	332,852
21,971,770	7,838,974	991,653	373,593

(11,087)	—	(10,370)	(17,622)
(751,721)	(373,404)	(57,578)	(103,664)
—	—	—	—
(2,033)	(483)	(1,491)	(2,981)
—	—	—	—
(63)	(26)	(101)	(102)

(23,848)	(842,410)	(326)	(290,672)
(10,841)	(395,561)	(23)	(33,918)
(508,883)	(16,282,694)	(796)	(976,319)
—	—	—	—
(1,669)	(36,485)	(31)	(40,105)
(104)	(3,308)	(3)	(5,478)
(40)	(1,002)	(2)	(901)
(1,310,289)	(17,935,373)	(70,721)	(1,471,762)

4,745,172	6,131,931	2,329,929	1,218,198
16,473,232	—	—	—
1,290,974	17,572,644	70,721	1,161,930
(36,067,794)	(36,526,581)	(4,802,428)	(9,246,741)
(13,558,416)	(12,822,006)	(2,401,778)	(6,866,613)
7,103,065	(22,918,405)	(1,480,846)	(7,964,782)

144,066,117	166,984,522	7,258,456	15,223,238
$151,169,182	$144,066,117	$5,777,610	$7,258,456
$481,013	$609,650	$39,404	$55,441

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Flexible Cap Fund
	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income (loss)	$28,176	$(13,099)
Net realized gain (loss)	1,505,809	193,770
Net change in unrealized gain (loss)	1,684,947	596,395
Net increase (decrease) in net assets resulting from operations	3,218,932	777,066

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Investor Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
From net realized gains
Class A Shares	(5,826)	(458,035)
Class C Shares	(1,496)	(116,932)
Institutional Shares	(9,494)	(497,675)
Service Shares	—	—
Investor Shares	(198)	(13,475)
Class R Shares	(27)	(2,254)
Class R6 Shares	(10)	(544)
Total distributions to shareholders	(17,051)	(1,088,915)

From share transactions:
Proceeds from sales of shares	3,771,805	3,195,796
Reinvestment of distributions	17,051	1,088,915
Cost of shares redeemed	(5,285,565)	(4,728,552)
Net decrease in net assets resulting from share transactions	(1,496,709)	(443,841)
TOTAL INCREASE (DECREASE)	1,705,172	(755,690)

Net assets:
Beginning of year	16,975,888	17,731,578
End of year	$18,681,060	$16,975,888
Undistributed (distributions in excess of) net investment income (loss)	$13,337	$(5,278)

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund		Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

$(9,772,929)	$(9,095,539)	$(10,642,101)	$(16,317,215)
393,054,686	143,274,021	254,078,523	52,255,039
(32,271,065)	(51,072,627)	40,610,151	(71,634,818)
351,010,692	83,105,855	284,046,573	(35,696,994)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(14,410,877)	(97,819,695)	(22,115,735)	(33,875,139)
(3,935,680)	(23,532,032)	(9,352,469)	(10,986,288)
(45,399,922)	(309,058,207)	(37,610,927)	(47,806,278)
(939,914)	(5,746,888)	(484,480)	(475,742)
(3,279,388)	(18,674,509)	(10,342,325)	(10,051,807)
(1,600,130)	(9,066,946)	(1,149,251)	(1,254,158)
(2,386,639)	(1,081,229)	(610,048)	(313)
(71,952,550)	(464,979,506)	(81,665,235)	(104,449,725)

603,609,908	664,433,721	686,406,541	1,008,705,061
64,113,934	390,089,513	73,298,159	93,324,637
(1,557,638,716)	(2,055,513,321)	(1,349,413,511)	(1,151,579,076)
(889,914,874)	(1,000,990,087)	(589,708,811)	(49,549,378)
(610,856,732)	(1,382,863,738)	(387,327,473)	(189,696,097)

3,201,887,014	4,584,750,752	2,608,831,222	2,798,527,319
$2,591,030,282	$3,201,887,014	$2,221,503,749	$2,608,831,222
$(5,528,419)	$(7,887,321)	$(4,405,886)	$(10,953,820)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund
	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income (loss)	$1,304,079	$2,040,512
Net realized gain (loss)	58,561,041	1,548,451
Net change in unrealized gain (loss)	(1,626,503)	21,597,125
Net increase (decrease) in net assets resulting from operations	58,238,617	25,186,088

Distributions to shareholders:
From net investment income
Class A Shares	(143,097)	(72,760)
Institutional Shares	(1,865,022)	(1,396,604)
Service Shares	(1,064)	(299)
Investor Shares	(4,837)	(2,572)
Class R Shares	(579)	(106)
Class R6 Shares	(71)	(42)
From net realized gains
Class A Shares	(1,309,232)	(2,662,084)
Class C Shares	(359,532)	(747,201)
Institutional Shares	(7,706,675)	(18,504,227)
Service Shares	(8,931)	(12,976)
Investor Shares	(24,506)	(47,249)
Class R Shares	(4,139)	(4,036)
Class R6 Shares	(285)	(516)
Total distributions to shareholders	(11,427,970)	(23,450,672)

From share transactions:
Proceeds from sales of shares	58,640,340	110,866,442
Reinvestment of distributions	11,138,138	22,818,629
Cost of shares redeemed	(200,254,330)	(166,077,206)
Net decrease in net assets resulting from share transactions	(130,475,852)	(32,392,135)
TOTAL INCREASE (DECREASE)	(83,665,205)	(30,656,719)

Net assets:
Beginning of year	353,340,108	383,996,827
End of year	$269,674,903	$353,340,108
Undistributed net investment income	$1,285,219	$2,008,192

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Opportunities Fund
For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

$(3,016,454)	$(2,695,009)
27,226,851	18,604,630
80,622,920	31,771,257
104,833,317	47,680,878

—	—
—	—
—	—
—	—
—	—
—	—

(10,972,102)	(21,931,579)
(2,857,031)	(5,298,231)
(3,662,504)	(6,969,643)
(563,605)	(975,553)
(412,820)	(511,029)
—	—
—	—
(18,468,062)	(35,686,035)

101,121,736	64,248,588
16,881,342	32,420,710
(145,124,804)	(133,609,474)
(27,121,726)	(36,940,176)
59,243,529	(24,945,333)

387,612,302	412,557,635
$446,855,831	$387,612,302
$(1,923,459)	$(1,944,623)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$24.15	$0.04		$5.07	$5.11	$(0.01)	$(0.33)	$(0.34)
2017 - C	18.68	(0.12)		3.90	3.78	—	(0.33)	(0.33)
2017 - Institutional	26.35	0.15		5.54	5.69	(0.11)	(0.33)	(0.44)
2017 - Service	23.40	—		4.93	4.93	—	(0.33)	(0.33)
2017 - Investor(g)	24.48	0.11		5.13	5.24	(0.08)	(0.33)	(0.41)
2017 - R	23.44	(0.03)		4.93	4.90	—	(0.33)	(0.33)
2017 - R6	26.34	0.16		5.55	5.71	(0.12)	(0.33)	(0.45)
2016 - A	24.80	0.03		1.37	1.40	—	(2.05)	(2.05)
2016 - C	19.77	(0.12)		1.08	0.96	—	(2.05)	(2.05)
2016 - Institutional	26.82	0.13		1.49	1.62	(0.04)	(2.05)	(2.09)
2016 - Service	24.12	—	(d)	1.33	1.33	—	(2.05)	(2.05)
2016 - Investor(g)	25.07	0.08		1.40	1.48	(0.02)	(2.05)	(2.07)
2016 - R	24.19	(0.03)		1.33	1.30	—	(2.05)	(2.05)
2016 - R6	26.82	0.13		1.49	1.62	(0.05)	(2.05)	(2.10)
2015 - A	28.16	0.01		1.00	1.01	—	(4.37)	(4.37)
2015 - C	23.45	(0.15)		0.84	0.69	—	(4.37)	(4.37)
2015 - Institutional	30.01	0.12		1.06	1.18	—	(4.37)	(4.37)
2015 - Service	27.53	(0.02)		0.98	0.96	—	(4.37)	(4.37)
2015 - Investor(g)	28.36	0.07		1.01	1.08	—	(4.37)	(4.37)
2015 - R	27.64	(0.06)		0.98	0.92	—	(4.37)	(4.37)
2015 - R6 (Commenced July 31, 2015)	28.86	0.01		(2.05)	(2.04)	—	—	—
2014 - A	28.13	(0.01)		6.41	6.40	(0.08)	(6.29)	(6.37)
2014 - C	24.46	(0.18)		5.46	5.28	—	(6.29)	(6.29)
2014 - Institutional	29.57	0.10		6.79	6.89	(0.16)	(6.29)	(6.45)
2014 - Service	27.62	(0.04)		6.29	6.25	(0.05)	(6.29)	(6.34)
2014 - Investor(g)	28.28	0.06		6.44	6.50	(0.13)	(6.29)	(6.42)
2014 - R	27.75	(0.08)		6.31	6.23	(0.05)	(6.29)	(6.34)
2013 - A	24.40	0.10	(f)	3.66	3.76	(0.03)	—	(0.03)
2013 - C	21.35	(0.08	)(f)	3.19	3.11	—	—	—
2013 - Institutional	25.64	0.21	(f)	3.84	4.05	(0.12)	—	(0.12)
2013 - Service	23.96	0.07	(f)	3.60	3.67	(0.01)	—	(0.01)
2013 - Investor(g)	24.53	0.18	(f)	3.67	3.85	(0.10)	—	(0.10)
2013 - R	24.14	0.03	(f)	3.62	3.65	(0.04)	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.
(g)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$28.92	21.47%	$671,371	1.15%		1.51%		0.14%		48%
22.13	20.59	62,701	1.90		2.26		(0.61)		48
31.60	21.96	165,948	0.75		1.11		0.54		48
28.00	21.36	1,437	1.25		1.61		0.02		48
29.31	21.77	8,496	0.90		1.26		0.43		48
28.01	21.19	8,093	1.40		1.77		(0.10)		48
31.60	21.99	16	0.75		1.10		0.56		48
24.15	5.79	630,091	1.15		1.51		0.11		45
18.68	4.98	68,960	1.90		2.26		(0.64)		45
26.35	6.19	141,442	0.75		1.11		0.50		45
23.40	5.66	1,561	1.25		1.61		0.01		45
24.48	6.05	4,297	0.90		1.26		0.35		45
23.44	5.51	3,450	1.40		1.76		(0.15)		45
26.34	6.19	10	0.74		1.09		0.52		45
24.80	3.34	669,345	1.15		1.49		0.04		55
19.77	2.55	75,941	1.90		2.25		(0.71)		55
26.82	3.75	173,539	0.75		1.09		0.44		55
24.12	3.23	1,917	1.25		1.60		(0.08)		55
25.07	3.59	3,823	0.90		1.24		0.28		55
24.19	3.05	3,500	1.40		1.74		(0.21)		55
26.82	(7.07)	9	0.76	(e)	1.11	(e)	0.54	(e)	55
28.16	25.50	702,534	1.16		1.51		(0.05)		75
23.45	24.57	81,954	1.91		2.26		(0.80)		75
30.01	26.03	147,642	0.76		1.11		0.35		75
27.53	25.39	1,135	1.26		1.61		(0.15)		75
28.36	25.80	2,951	0.91		1.26		0.20		75
27.64	25.18	3,571	1.41		1.76		(0.30)		75
28.13	15.41	630,495	1.14		1.50		0.38	(f)	52
24.46	14.57	75,375	1.89		2.25		(0.37	)(f)	52
29.57	15.89	124,795	0.74		1.10		0.75	(f)	52
27.62	15.32	980	1.24		1.60		0.27	(f)	52
28.28	15.75	2,112	0.89		1.25		0.67	(f)	52
27.75	15.15	2,480	1.39		1.75		0.13	(f)	52

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$15.06	$0.02		$2.64	$2.66	$(0.03)	$(0.07)	$(0.10)
2017 - C	12.84	(0.08)		2.24	2.16	—	(0.07)	(0.07)
2017 - Institutional	15.94	0.09		2.78	2.87	(0.09)	(0.07)	(0.16)
2017 - Investor(i)	15.28	0.07		2.67	2.74	(0.07)	(0.07)	(0.14)
2017 - R	14.65	(0.02)		2.57	2.55	—	(0.07)	(0.07)
2017 - R6	15.95	0.13		2.74	2.87	(0.10)	(0.07)	(0.17)
2016 - A	16.06	—	(d)	0.81	0.81	—	(1.81)	(1.81)
2016 - C	14.05	(0.09	)(d)	0.69	0.60	—	(1.81)	(1.81)
2016 - Institutional	16.88	0.07	(d)	0.84	0.91	(0.04)	(1.81)	(1.85)
2016 - Investor(i)	16.26	0.04	(d)	0.81	0.85	(0.02)	(1.81)	(1.83)
2016 - R	15.71	(0.04	)(d)	0.79	0.75	—	(1.81)	(1.81)
2016 - R6	16.88	0.07	(d)	0.85	0.92	(0.04)	(1.81)	(1.85)
2015 - A	18.94	—	(e)(f)	0.55	0.55	—	(3.43)	(3.43)
2015 - C	17.09	(0.11	)(e)	0.50	0.39	—	(3.43)	(3.43)
2015 - Institutional	19.71	0.08	(e)	0.57	0.65	(0.05)	(3.43)	(3.48)
2015 - Investor(i)	19.10	0.05	(e)	0.56	0.61	(0.02)	(3.43)	(3.45)
2015 - R	18.64	(0.05	)(e)	0.55	0.50	—	(3.43)	(3.43)
2015 - R6 (Commenced July 31, 2015)	18.04	0.01	(e)	(1.17)	(1.16)	—	—	—
2014 - A	17.05	(0.06)		3.78	3.72	—	(1.83)	(1.83)
2014 - C	15.65	(0.17)		3.44	3.27	—	(1.83)	(1.83)
2014 - Institutional	17.63	0.02		3.92	3.94	(0.03)	(1.83)	(1.86)
2014 - Investor(i)	17.15	(0.01)		3.81	3.80	(0.02)	(1.83)	(1.85)
2014 - R	16.84	(0.10)		3.73	3.63	—	(1.83)	(1.83)
2013 - A	14.97	0.11	(h)	2.03	2.14	(0.06)	—	(0.06)
2013 - C	13.79	(0.06	)(h)	1.93	1.87	(0.01)	—	(0.01)
2013 - Institutional	15.48	0.09	(h)	2.18	2.27	(0.12)	—	(0.12)
2013 - Investor(i)	15.07	0.12	(h)	2.07	2.19	(0.11)	—	(0.11)
2013 - R	14.80	0.01	(h)	2.06	2.07	(0.03)	—	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher. On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.
(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.
(h)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.35% of average net assets.
(i)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.62	17.75%	$5,462	1.20%		1.65%		0.11%		54%
14.93	16.88	2,210	1.95		2.40		(0.61)		54
18.65	18.22	142,623	0.82		1.26		0.51		54
17.88	18.14	780	0.95		1.41		0.45		54
17.13	17.46	25	1.45		1.91		(0.14)		54
18.65	18.17	68	0.82		1.32		0.74		54
15.06	5.10	6,573	1.22		1.63		0.03	(d)	55
12.84	4.27	2,192	1.98		2.38		(0.71	)(d)	55
15.94	5.47	134,818	0.82		1.23		0.43	(d)	55
15.28	5.31	452	0.97		1.38		0.27	(d)	55
14.65	4.81	22	1.48		1.89		(0.25	)(d)	55
15.95	5.56	10	0.81		1.21		0.44	(d)	55
16.06	2.54	7,350	1.24		1.60		0.02	(e)	47
14.05	1.78	3,604	1.99		2.35		(0.74	)(e)	47
16.88	2.97	155,652	0.84		1.20		0.42	(e)	47
16.26	2.84	342	0.99		1.35		0.29	(e)	47
15.71	2.28	27	1.49		1.87		(0.31	)(e)	47
16.88	(6.43)	9	0.77	(g)	1.48	(g)	0.46	(e)(g)	47
18.94	22.88	7,564	1.27		1.60		(0.32)		60
17.09	21.98	3,460	2.02		2.35		(1.06)		60
19.71	23.44	169,387	0.87		1.20		0.09		60
19.10	23.20	385	1.02		1.35		(0.06)		60
18.64	22.61	14	1.50		1.84		(0.55)		60
17.05	14.36	8,476	1.26		1.62		0.69	(h)	57
15.65	13.57	2,561	2.01		2.37		(0.39	)(h)	57
17.63	14.81	146,183	0.86		1.23		0.56	(h)	57
17.15	14.61	346	1.01		1.38		0.76	(h)	57
16.84	14.13	12	1.51		1.87		0.09	(h)	57

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$13.08	$0.07	$1.76	$1.83	$(0.07)	$— (d)	$(0.07)
2017 - C	12.69	(0.02)	1.69	1.67	—	— (d)	— (d)
2017 - Institutional	13.17	0.12	1.77	1.89	(0.14)	— (d)	(0.14)
2017 - Investor(f)	13.16	0.11	1.76	1.87	(0.11)	— (d)	(0.11)
2017 - R	13.09	0.04	1.76	1.80	—	— (d)	— (d)
2017 - R6	13.17	0.13	1.77	1.90	(0.14)	— (d)	(0.14)
2016 - A	13.92	0.09	0.50	0.59	(0.07)	(1.36)	(1.43)
2016 - C	13.56	(0.01)	0.50	0.49	—	(1.36)	(1.36)
2016 - Institutional	14.01	0.14	0.51	0.65	(0.13)	(1.36)	(1.49)
2016 - Investor(f)	13.98	0.13	0.50	0.63	(0.09)	(1.36)	(1.45)
2016 - R	13.88	0.07	0.50	0.57	—	(1.36)	(1.36)
2016 - R6	14.01	0.14	0.51	0.65	(0.13)	(1.36)	(1.49)
2015 - A	16.66	0.09	(0.17)	(0.08)	(0.07)	(2.59)	(2.66)
2015 - C	16.33	(0.03)	(0.15)	(0.18)	—	(2.59)	(2.59)
2015 - Institutional	16.75	0.14	(0.16)	(0.02)	(0.13)	(2.59)	(2.72)
2015 - Investor(f)	16.72	0.11	(0.15)	(0.04)	(0.11)	(2.59)	(2.70)
2015 - R	16.62	0.04	(0.16)	(0.12)	(0.03)	(2.59)	(2.62)
2015 - R6 (Commenced July 31, 2015)	15.04	0.01	(1.04)	(1.03)	—	—	—
2014 - A	14.79	0.06	3.23	3.29	(0.05)	(1.37)	(1.42)
2014 - C	14.58	(0.06)	3.18	3.12	—	(1.37)	(1.37)
2014 - Institutional	14.85	0.12	3.25	3.37	(0.10)	(1.37)	(1.47)
2014 - Investor(f)	14.83	0.10	3.24	3.34	(0.08)	(1.37)	(1.45)
2014 - R	14.78	0.02	3.23	3.25	(0.04)	(1.37)	(1.41)
2013 - A	12.30	0.09	2.48	2.57	(0.08)	—	(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - Investor(f)	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$14.84	14.06%	$1,880	1.17%		4.64%		0.53%	77%
14.36	13.18	178	1.92		5.38		(0.18)	77
14.92	14.43	3,499	0.79		4.28		0.88	77
14.92	14.27	188	0.92		4.47		0.78	77
14.89	13.77	22	1.41		4.88		0.30	77
14.93	14.52	11	0.77		4.20		0.95	77
13.08	4.39	2,124	1.22		3.60		0.67	49
12.69	3.66	195	1.97		4.33		(0.10)	49
13.17	4.84	4,754	0.82		3.16		1.10	49
13.16	4.67	156	0.97		3.54		0.97	49
13.09	4.18	19	1.47		3.70		0.49	49
13.17	4.86	10	0.81		3.14		1.09	49
13.92	(1.22)	3,086	1.21		2.81		0.57	67
13.56	(1.96)	355	1.97		3.56		(0.21)	67
14.01	(0.82)	10,855	0.81		2.42		0.93	67
13.98	(0.98)	800	0.96		1.06		0.73	67
13.88	(1.48)	118	1.46		3.10		0.28	67
14.01	(6.85)	9	0.76	(e)	1.65	(e)	1.08 (e)	67
16.66	23.41	4,542	1.20		3.04		0.37	67
16.33	22.44	247	1.95		3.78		(0.37)	67
16.75	23.92	8,995	0.80		2.65		0.76	67
16.72	23.71	205	0.95		2.80		0.61	67
16.62	23.06	110	1.45		3.30		0.11	67
14.79	21.05	2,869	1.18		3.66		0.68	61
14.58	20.20	126	1.93		4.41		(0.09)	61
14.85	21.56	8,646	0.78		3.24		1.06	61
14.83	21.39	174	0.93		3.39		0.90	61
14.78	20.83	51	1.43		3.80		0.29	61

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$11.74	$—	(d)	$2.36	$2.36	$—	$(0.01)	$(0.01)
2017 - C	10.71	(0.09)		2.14	2.05	—	(0.01)	(0.01)
2017 - Institutional	12.35	0.05		2.49	2.54	—	(0.01)	(0.01)
2017 - Investor(i)	12.16	0.05		2.43	2.48	—	(0.01)	(0.01)
2017 - R	11.42	(0.03)		2.29	2.26	—	(0.01)	(0.01)
2017 - R6	12.35	0.05		2.49	2.54	—	(0.01)	(0.01)
2016 - A	11.90	(0.02)		0.59	0.57	—	(0.73)	(0.73)
2016 - C	11.00	(0.10)		0.54	0.44	—	(0.73)	(0.73)
2016 - Institutional	12.44	0.02		0.62	0.64	—	(0.73)	(0.73)
2016 - Investor(i)	12.27	—	(d)	0.62	0.62	—	(0.73)	(0.73)
2016 - R	11.63	(0.05)		0.57	0.52	—	(0.73)	(0.73)
2016 - R6	12.44	0.03		0.61	0.64	—	(0.73)	(0.73)
2015 - A	13.21	(0.04	)(e)	0.63	0.59	—	(1.90)	(1.90)
2015 - C	12.43	(0.12	)(e)	0.59	0.47	—	(1.90)	(1.90)
2015 - Institutional	13.68	0.01	(e)	0.65	0.66	—	(1.90)	(1.90)
2015 - Investor(i)	13.53	—	(d)(e)	0.64	0.64	—	(1.90)	(1.90)
2015 - R	12.97	(0.07	)(e)	0.63	0.56	—	(1.90)	(1.90)
2015 - R6 (Commenced July 31, 2015)	13.38	—	(d)(e)	(0.94)	(0.94)	—	—	—
2014 - A	11.83	(0.05)		3.01	2.96	—	(1.58)	(1.58)
2014 - C	11.29	(0.14)		2.86	2.72	—	(1.58)	(1.58)
2014 - Institutional	12.17	—	(d)	3.11	3.11	(0.02)	(1.58)	(1.60)
2014 - Investor(i)	12.05	(0.02)		3.08	3.06	—	(1.58)	(1.58)
2014 - R	11.66	(0.08)		2.97	2.89	—	(1.58)	(1.58)
2013 - A	11.48	—	(d)(h)	1.71	1.71	—	(1.36)	(1.36)
2013 - C	11.09	(0.08	)(h)	1.64	1.56	—	(1.36)	(1.36)
2013 - Institutional	11.73	0.04	(h)	1.76	1.80	—	(1.36)	(1.36)
2013 - Investor(i)	11.64	0.03	(h)	1.74	1.77	—	(1.36)	(1.36)
2013 - R	11.36	(0.02	)(h)	1.68	1.66	—	(1.36)	(1.36)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(f)	Annualized.
(g)	Amount is less than 0.005% per share.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(i)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.09	20.14%	$5,627	1.20%		3.01%		(0.01)%		47%
12.75	19.18	1,512	1.95		3.76		(0.75)		47
14.88	20.61	11,111	0.82		2.62		0.38		47
14.63	20.43	379	0.95		2.83		0.35		47
13.67	19.83	39	1.45		3.28		(0.23)		47
14.88	20.61	12	0.82		2.61		0.39		47
11.74	4.93	5,927	1.22		3.07		(0.21)		46
10.71	4.12	1,474	1.97		3.82		(0.96)		46
12.35	5.29	9,330	0.82		2.68		0.20		46
12.16	5.20	197	0.97		2.76		0.03		46
11.42	4.61	37	1.47		3.33		(0.45)		46
12.35	5.29	10	0.81		2.66		0.22		46
11.90	4.59	7,048	1.24		2.97		(0.30	)(e)	41
11.00	3.83	1,802	1.98		3.71		(1.04	)(e)	41
12.44	4.99	8,586	0.84		2.57		0.09	(e)	41
12.27	4.88	253	0.98		2.66		(0.03	)(e)	41
11.63	4.43	33	1.49		3.24		(0.55	)(e)	41
12.44	(7.03)	9	0.84	(f)	4.34	(f)	0.24	(e)(f)	41
13.21	26.62	5,665	1.28		3.32		(0.40)		56
12.43	25.68	1,119	2.03		4.09		(1.15)		56
13.68	27.21	8,262	0.88		2.92		—	(g)	56
13.53	26.98	126	1.03		3.04		(0.17)		56
12.97	26.38	55	1.53		3.56		(0.65)		56
11.83	16.78	4,584	1.26		3.62		0.03	(h)	40
11.29	15.94	1,005	2.01		4.32		(0.75	)(h)	40
12.17	17.23	6,215	0.86		3.18		0.37	(h)	40
12.05	17.08	167	1.01		3.35		0.26	(h)	40
11.66	16.50	41	1.51		3.91		(0.19	)(h)	40

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$21.70	$(0.12)		$2.94	$2.82	$(0.55)
2017 - C	16.52	(0.22)		2.20	1.98	(0.55)
2017 - Institutional	24.76	(0.05)		3.38	3.33	(0.55)
2017 - Service	20.92	(0.15)		2.83	2.68	(0.55)
2017 - Investor(h)	22.46	(0.07)		3.06	2.99	(0.55)
2017 - R	20.99	(0.17)		2.84	2.67	(0.55)
2017 - R6	24.77	(0.04)		3.37	3.33	(0.55)
2016 - A	23.84	(0.10	)(d)	0.77	0.67	(2.81)
2016 - C	18.95	(0.20	)(d)	0.58	0.38	(2.81)
2016 - Institutional	26.71	(0.03	)(d)	0.89	0.86	(2.81)
2016 - Service	23.11	(0.13	)(d)	0.75	0.62	(2.81)
2016 - Investor(h)	24.52	(0.05	)(d)	0.80	0.75	(2.81)
2016 - R	23.21	(0.15	)(d)	0.74	0.59	(2.81)
2016 - R6	26.71	(0.04	)(d)	0.91	0.87	(2.81)
2015 - A	30.22	(0.17	)(e)	(0.05)	(0.22)	(6.16)
2015 - C	25.42	(0.30	)(e)	(0.01)	(0.31)	(6.16)
2015 - Institutional	33.02	(0.07	)(e)	(0.08)	(0.15)	(6.16)
2015 - Service	29.51	(0.19	)(e)	(0.05)	(0.24)	(6.16)
2015 - Investor(h)	30.85	(0.11	)(e)	(0.06)	(0.17)	(6.16)
2015 - R	29.65	(0.23	)(e)	(0.05)	(0.28)	(6.16)
2015 - R6 (Commenced July 31, 2015)	28.49	(0.01	)(e)	(1.77)	(1.78)	—
2014 - A	26.65	(0.19)		5.95	5.76	(2.19)
2014 - C	22.89	(0.34)		5.06	4.72	(2.19)
2014 - Institutional	28.83	(0.08)		6.46	6.38	(2.19)
2014 - Service	26.10	(0.21)		5.81	5.60	(2.19)
2014 - Investor(h)	27.10	(0.12)		6.06	5.94	(2.19)
2014 - R	26.25	(0.25)		5.84	5.59	(2.19)
2013 - A	23.88	(0.11	)(g)	4.53	4.42	(1.65)
2013 - C	20.89	(0.26	)(g)	3.91	3.65	(1.65)
2013 - Institutional	25.59	(0.01	)(g)	4.90	4.89	(1.65)
2013 - Service	23.44	(0.13	)(g)	4.44	4.31	(1.65)
2013 - Investor(h)	24.19	(0.05	)(g)	4.61	4.56	(1.65)
2013 - R	23.59	(0.17	)(g)	4.48	4.31	(1.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(h)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.97	13.40%	$486,115	1.30%		1.43%		(0.56)%		61%
17.95	12.49	91,086	2.05		2.18		(1.32)		61
27.54	13.81	1,670,808	0.95		1.03		(0.21)		61
23.05	13.22	33,159	1.45		1.53		(0.71)		61
24.90	13.71	132,003	1.05		1.18		(0.31)		61
23.11	13.13	59,225	1.55		1.68		(0.81)		61
27.55	13.80	118,634	0.93		1.01		(0.18)		61
21.70	3.39	631,053	1.32		1.42		(0.47	)(d)	55
16.52	2.66	128,788	2.07		2.17		(1.23	)(d)	55
24.76	3.76	2,160,714	0.95		1.02		(0.11	)(d)	55
20.92	3.27	37,432	1.45		1.52		(0.61	)(d)	55
22.46	3.64	135,930	1.07		1.17		(0.23	)(d)	55
20.99	3.12	63,105	1.57		1.67		(0.73	)(d)	55
24.77	3.81	44,865	0.93		1.01		(0.19	)(d)	55
23.84	(1.47)	946,463	1.35		1.40		(0.65	)(e)	51
18.95	(2.23)	168,461	2.10		2.15		(1.40	)(e)	51
26.71	(1.08)	3,171,058	0.95		1.00		(0.24	)(e)	51
23.11	(1.59)	49,105	1.45		1.50		(0.75	)(e)	51
24.52	(1.25)	171,980	1.10		1.15		(0.41	)(e)	51
23.21	(1.74)	77,673	1.60		1.65		(0.90	)(e)	51
26.71	(6.25)	9	0.97	(f)	1.02	(f)	(0.32	)(e)(f)	51
30.22	22.57	1,110,320	1.36		1.40		(0.66)		59
25.42	21.67	191,125	2.11		2.15		(1.41)		59
33.02	23.04	3,750,790	0.96		1.00		(0.26)		59
29.51	22.42	57,643	1.46		1.50		(0.76)		59
30.85	22.87	143,249	1.11		1.15		(0.41)		59
29.65	22.25	80,542	1.61		1.65		(0.91)		59
26.65	19.84	1,130,449	1.35		1.41		(0.44	)(g)	41
22.89	18.94	172,010	2.10		2.16		(1.19	)(g)	41
28.83	20.38	3,207,925	0.95		1.01		(0.05	)(g)	41
26.10	19.74	60,977	1.45		1.51		(0.54	)(g)	41
27.10	20.18	91,093	1.10		1.16		(0.21	)(g)	41
26.25	19.61	71,263	1.60		1.66		(0.71	)(g)	41

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income( loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$19.85	$(0.12	)(d)	$2.77	$2.65	$(0.69)
2017 - C	17.75	(0.24	)(d)	2.45	2.21	(0.69)
2017 - Institutional	20.89	(0.05	)(d)	2.93	2.88	(0.69)
2017 - Service	19.46	(0.14	)(d)	2.70	2.56	(0.69)
2017 - Investor(j)	20.39	(0.08	)(d)	2.86	2.78	(0.69)
2017 - R	19.34	(0.17	)(d)	2.69	2.52	(0.69)
2017 - R6	20.89	(0.04	)(d)	2.93	2.89	(0.69)
2016 - A	20.72	(0.14	)(e)	—	(0.14)	(0.73)
2016 - C	18.74	(0.25	)(e)	(0.01)	(0.26)	(0.73)
2016 - Institutional	21.69	(0.07	)(e)	—	(0.07)	(0.73)
2016 - Service	20.35	(0.16	)(e)	—	(0.16)	(0.73)
2016 - Investor(j)	21.21	(0.09	)(e)	—	(0.09)	(0.73)
2016 - R	20.26	(0.18	)(e)	(0.01)	(0.19)	(0.73)
2016 - R6	21.69	(0.06	)(e)	(0.01)	(0.07)	(0.73)
2015 - A	20.90	(0.18	)(f)	1.71	1.53	(1.71)
2015 - C	19.20	(0.31	)(f)	1.56	1.25	(1.71)
2015 - Institutional	21.71	(0.10	)(f)	1.79	1.69	(1.71)
2015 - Service	20.58	(0.20	)(f)	1.68	1.48	(1.71)
2015 - Investor(j)	21.30	(0.13	)(f)	1.75	1.62	(1.71)
2015 - R	20.51	(0.23	)(f)	1.69	1.46	(1.71)
2015 - R6 (Commenced July 31, 2015)	23.47	(0.01	)(f)	(1.77)	(1.78)	—
2014 - A	18.63	(0.16	)(h)	3.43	3.27	(1.00)
2014 - C	17.31	(0.29	)(h)	3.18	2.89	(1.00)
2014 - Institutional	19.25	(0.09	)(h)	3.55	3.46	(1.00)
2014 - Service	18.38	(0.18	)(h)	3.38	3.20	(1.00)
2014 - Investor(j)	18.93	(0.12	)(h)	3.49	3.37	(1.00)
2014 - R	18.35	(0.21	)(h)	3.37	3.16	(1.00)
2013 - A	15.52	(0.11	)(i)	3.99	3.88	(0.77)
2013 - C	14.58	(0.23	)(i)	3.73	3.50	(0.77)
2013 - Institutional	15.95	(0.06	)(i)	4.13	4.07	(0.77)
2013 - Service	15.34	(0.13	)(i)	3.94	3.81	(0.77)
2013 - Investor(j)	15.72	(0.08	)(i)	4.06	3.98	(0.77)
2013 - R	15.34	(0.15	)(i)	3.93	3.78	(0.77)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Annualized.
(h)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(j)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset Value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.81	13.78%	$351,253	1.29%		1.46%		(0.62	)%(d)	60%
19.27	12.98	217,385	2.04		2.21		(1.36	)(d)	60
23.08	14.21	1,149,459	0.92		1.06		(0.24	)(d)	60
21.33	13.59	16,520	1.42		1.56		(0.73	)(d)	60
22.48	14.06	437,309	1.04		1.21		(0.36	)(d)	60
21.17	13.47	26,918	1.54		1.71		(0.86	)(d)	60
23.09	14.26	22,660	0.90		1.04		(0.18	)(d)	60
19.85	(0.56)	736,221	1.31		1.45		(0.73	)(e)	67
17.75	(1.34)	265,282	2.06		2.20		(1.48	)(e)	67
20.89	(0.21)	1,235,282	0.93		1.05		(0.35	)(e)	67
19.46	(0.67)	13,956	1.43		1.55		(0.85	)(e)	67
20.39	(0.31)	313,812	1.06		1.20		(0.48	)(e)	67
19.34	(0.83)	34,493	1.56		1.70		(0.98	)(e)	67
20.89	(0.21)	9,785	0.92		1.04		(0.28	)(e)	67
20.72	7.67	906,362	1.33		1.45		(0.85	)(f)	47
18.74	6.84	268,384	2.08		2.20		(1.60	)(f)	47
21.69	8.15	1,355,322	0.93		1.05		(0.45	)(f)	47
20.35	7.54	12,695	1.42		1.55		(0.95	)(f)	47
21.21	7.97	221,058	1.08		1.20		(0.60	)(f)	47
20.26	7.46	34,697	1.58		1.70		(1.10	)(f)	47
21.69	(7.58)	9	0.92	(g)	1.05	(g)	(0.34	)(f)(g)	47
20.9	17.97	741,254	1.33		1.48		(0.82	)(h)	43
19.2	17.11	221,451	2.08		2.23		(1.57	)(h)	43
21.71	18.39	1,077,769	0.93		1.08		(0.42	)(h)	43
20.58	17.83	8,692	1.43		1.58		(0.92	)(h)	43
21.3	18.22	171,779	1.08		1.23		(0.57	)(h)	43
20.51	17.63	34,118	1.58		1.73		(1.07	)(h)	43
18.63	26.18	592,798	1.34		1.49		(0.68	)(i)	37
17.31	25.23	150,744	2.09		2.24		(1.44	)(i)	37
19.25	26.68	725,662	0.94		1.09		(0.32	)(i)	37
18.38	26.02	8,495	1.44		1.59		(0.77	)(i)	37
18.93	26.49	93,255	1.09		1.24		(0.45	)(i)	37
18.35	25.82	24,420	1.59		1.74		(0.93	)(i)	37

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$11.91	$0.02		$2.26	$2.28	$(0.04)	$(0.36)	$(0.40)
2017 - C	10.00	(0.06)		1.88	1.82	—	(0.36)	(0.36)
2017 - Institutional	12.64	0.07		2.40	2.47	(0.08)	(0.36)	(0.44)
2017 - Service	11.85	0.01		2.24	2.25	(0.04)	(0.36)	(0.40)
2017 - Investor(h)	12.63	0.06		2.40	2.46	(0.07)	(0.36)	(0.43)
2017 - R	11.75	(0.01)		2.23	2.22	(0.05)	(0.36)	(0.41)
2017 - R6	12.63	0.08		2.40	2.48	(0.09)	(0.36)	(0.45)
2016 - A	11.86	0.02		0.74	0.76	(0.02)	(0.69)	(0.71)
2016 - C	10.12	(0.05)		0.62	0.57	—	(0.69)	(0.69)
2016 - Institutional	12.53	0.07		0.78	0.85	(0.05)	(0.69)	(0.74)
2016 - Service	11.81	0.01		0.73	0.74	(0.01)	(0.69)	(0.70)
2016 - Investor(h)	12.53	0.05		0.78	0.83	(0.04)	(0.69)	(0.73)
2016 - R	11.74	(0.01)		0.73	0.72	(0.02)	(0.69)	(0.71)
2016 - R6	12.53	0.07		0.77	0.84	(0.05)	(0.69)	(0.74)
2015 - A	13.50	0.02	(d)	0.42	0.44	—	(2.08)	(2.08)
2015 - C	11.90	(0.07	)(d)	0.37	0.30	—	(2.08)	(2.08)
2015 - Institutional	14.15	0.07	(d)	0.43	0.50	(0.04)	(2.08)	(2.12)
2015 - Service	13.47	—	(d)(e)	0.42	0.42	—	(2.08)	(2.08)
2015 - Investor(h)	14.14	0.05	(d)	0.44	0.49	(0.02)	(2.08)	(2.10)
2015 - R	13.42	(0.01	)(d)	0.41	0.40	—	(2.08)	(2.08)
2015 - R6 (Commenced July 31, 2015)	13.36	0.01	(d)	(0.84)	(0.83)	—	—	—
2014 - A	12.29	(0.01)		3.06	3.05	(0.01)	(1.83)	(1.84)
2014 - C	11.09	(0.10)		2.74	2.64	—	(1.83)	(1.83)
2014 - Institutional	12.79	0.04		3.21	3.25	(0.06)	(1.83)	(1.89)
2014 - Service	12.28	(0.02)		3.05	3.03	(0.01)	(1.83)	(1.84)
2014 - Investor(h)	12.80	0.02		3.20	3.22	(0.05)	(1.83)	(1.88)
2014 - R	12.26	(0.04)		3.05	3.01	(0.02)	(1.83)	(1.85)
2013 - A	11.57	0.06	(g)	1.58	1.64	(0.05)	(0.87)	(0.92)
2013 - C	10.54	(0.04	)(g)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(g)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(g)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - Investor(h)	12.01	0.07	(g)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(g)	1.60	1.63	(0.03)	(0.87)	(0.90)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(h)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$13.79	19.79%	$46,114	1.15%		1.55%		0.15%		54%
11.46	18.89	9,326	1.90		2.30		(0.60)		54
14.67	20.29	211,311	0.75		1.14		0.51		54
13.70	19.66	478	1.25		1.65		0.09		54
14.66	20.15	2,264	0.90		1.30		0.48		54
13.56	19.56	169	1.40		1.80		(0.07)		54
14.66	20.33	12	0.75		1.14		0.57		54
11.91	6.48	46,093	1.15		1.54		0.19		56
10.00	5.70	11,103	1.90		2.29		(0.56)		56
12.64	6.89	294,952	0.75		1.14		0.59		56
11.85	6.40	272	1.25		1.64		0.11		56
12.63	6.69	829	0.90		1.29		0.44		56
11.75	6.18	81	1.40		1.79		(0.05)		56
12.63	6.83	10	0.76		1.15		0.59		56
11.86	3.09	45,046	1.15		1.52		0.13	(d)	52
10.12	2.23	11,175	1.90		2.27		(0.63	)(d)	52
12.53	3.43	326,619	0.75		1.12		0.52	(d)	52
11.81	2.93	254	1.25		1.62		(0.01	)(d)	52
12.53	3.34	817	0.90		1.27		0.37	(d)	52
11.74	2.78	77	1.40		1.76		(0.07	)(d)	52
12.53	(6.21)	9	0.73	(f)	1.06	(f)	0.68	(d)(f)	52
13.50	26.74	51,626	1.16		1.53		(0.10)		64
11.90	25.83	11,717	1.91		2.28		(0.85)		64
14.15	27.32	332,401	0.76		1.13		0.30		64
13.47	26.55	156	1.26		1.63		(0.20)		64
14.14	27.03	994	0.91		1.28		0.15		64
13.42	26.49	15	1.38		1.75		(0.30)		64
12.29	15.53	87,987	1.15		1.54		0.49	(g)	55
11.09	14.68	9,314	1.90		2.29		(0.35	)(g)	55
12.79	15.98	242,865	0.75		1.14		0.81	(g)	55
12.28	15.45	82	1.25		1.64		0.24	(g)	55
12.80	15.80	884	0.90		1.29		0.57	(g)	55
12.26	15.36	6	1.34		1.73		0.22	(g)	55

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$18.73	$(0.15)		$5.37	$5.22	$(0.91)
2017 - C	16.07	(0.25)		4.54	4.29	(0.91)
2017 - Institutional	20.29	(0.07)		5.84	5.77	(0.91)
2017 - Service	18.44	(0.16)		5.27	5.11	(0.91)
2017 - Investor(f)	20.08	(0.10)		5.77	5.67	(0.91)
2016 - A	17.93	(0.12	)(d)	2.50	2.38	(1.58)
2016 - C	15.70	(0.22	)(d)	2.17	1.95	(1.58)
2016 - Institutional	19.22	(0.05	)(d)	2.70	2.65	(1.58)
2016 - Service	17.69	(0.14	)(d)	2.47	2.33	(1.58)
2016 - Investor(f)	19.07	(0.08	)(d)	2.67	2.59	(1.58)
2015 - A	18.97	(0.14	)(e)	0.57	0.43	(1.47)
2015 - C	16.91	(0.24	)(e)	0.50	0.26	(1.47)
2015 - Institutional	20.16	(0.07	)(e)	0.60	0.53	(1.47)
2015 - Service	18.76	(0.15	)(e)	0.55	0.40	(1.47)
2015 - Investor(f)	20.04	(0.10	)(e)	0.60	0.50	(1.47)
2014 - A	15.20	(0.15)		4.16	4.01	(0.24)
2014 - C	13.68	(0.25)		3.72	3.47	(0.24)
2014 - Institutional	16.08	(0.08)		4.40	4.32	(0.24)
2014 - Service	15.04	(0.16)		4.12	3.96	(0.24)
2014 - Investor(f)	16.01	(0.11)		4.38	4.27	(0.24)
2013 - A	13.62	(0.12)		1.70	1.58	—
2013 - C	12.34	(0.20)		1.54	1.34	—
2013 - Institutional	14.34	(0.06)		1.80	1.74	—
2013 - Service	13.49	(0.13)		1.68	1.55	—
2013 - Investor(f)	14.30	(0.09)		1.80	1.71	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.04	29.17%	$268,746	1.42%	1.53%	(0.74)%		19%
19.45	28.18	50,779	2.17	2.28	(1.49)		19
25.15	29.66	85,095	1.02	1.13	(0.34)		19
22.64	29.03	18,919	1.51	1.63	(0.83)		19
24.84	29.46	23,317	1.16	1.28	(0.46)		19
18.73	13.71	233,097	1.47	1.55	(0.68	)(d)	22
16.07	12.87	52,843	2.22	2.30	(1.43	)(d)	22
20.29	14.22	83,746	1.07	1.15	(0.27	)(d)	22
18.44	13.61	11,186	1.57	1.65	(0.79	)(d)	22
20.08	14.00	6,741	1.22	1.30	(0.43	)(d)	22
17.93	2.31	250,087	1.48	1.54	(0.74	)(e)	41
15.70	1.53	53,556	2.23	2.29	(1.49	)(e)	41
19.22	2.68	92,483	1.08	1.14	(0.33	)(e)	41
17.69	2.17	10,329	1.58	1.64	(0.84	)(e)	41
19.07	2.54	6,103	1.23	1.29	(0.52	)(e)	41
18.97	26.55	260,982	1.51	1.55	(0.85)		39
16.91	25.54	58,602	2.26	2.30	(1.60)		39
20.16	27.03	99,039	1.11	1.15	(0.45)		39
18.76	26.49	10,712	1.61	1.65	(0.96)		39
20.04	26.83	3,228	1.26	1.30	(0.59)		39
15.20	11.60	228,424	1.50	1.55	(0.85)		33
13.68	10.86	50,278	2.25	2.30	(1.59)		33
16.08	12.13	70,416	1.10	1.15	(0.43)		33
15.04	11.49	10,167	1.60	1.65	(0.95)		33
16.01	11.96	2,651	1.25	1.30	(0.59)		33

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, C, Institutional, Service, Investor, R and R6	Diversified
Concentrated Growth, Dynamic U.S. Equity and Flexible Cap*	A, C, Institutional, Investor, R and R6	Diversified
Technology Opportunities	A, C, Institutional, Service and Investor	Diversified

*	Formerly known as Goldman Sachs Flexible Cap Growth Fund. Effective August 31, 2017, the Fund changed its name to the Goldman Sachs Flexible Cap Fund.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge. Previously, Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, all of the assets and liabilities of the Goldman Sachs Focused Growth Fund (the “Acquired Fund”) were transferred to the Goldman Sachs Concentrated Growth Fund (the “Survivor Fund”) as of the close of business on July 28, 2017. (the “Reorganization”). As part of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Institutional, Investor and Class R received the Survivor Fund’s Class A, Class C, Institutional, Investor and Class R shares, respectively in an amount equal to the aggregate net asset value of their investment in the Acquired Fund. The exchange was a tax-free event to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2017:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$12,664,612	$—	$—
North America	898,824,350	—	—
Investment Company	2,846,511	—	—
Securities Lending Reinvestment Vehicle	381,393	—	—
Total	$914,716,866	$—	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$150,528,931	$—	$—
Investment Company	84	—	—
Total	$150,529,015	$—	$—

DYNAMIC U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$5,515,865	$—	$—
Investment Company	218,033	—	—
Total	$5,733,898	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FLEXIBLE CAP

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$208,752	$—	$—
North America	17,651,013	—	—
Investment Company	619,814	—	—
Securities Lending Reinvestment Vehicle	323,320	—	—
Total	$18,802,899	$—	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$41,702,154	$—	$—
North America	2,510,025,179	—	—
Investment Company	7,868,408	—	—
Total	$2,559,595,741	$—	$—

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$16,714,143	$—	$—
Europe	76,422,971	—	—
North America	2,073,465,367	—	—
Investment Company	24,263,812	—	—
Securities Lending Reinvestment Vehicle	17,851,259	—	—
Total	$2,208,717,552	$—	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$4,448,748	$—	$—
North America	262,204,947	—	—
Investment Company	58	—	—
Total	$266,653,753	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TECHNOLOGY OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$8,964,905	$—	$—
North America	436,372,956	—	—
Investment Company	15	—	—
Securities Lending Reinvestment Vehicle	2,637,072	—	—
Total	$447,974,948	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2017 , contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.71	%#
Concentrated Growth*	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#
Dynamic U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70	#
Flexible Cap	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.97	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	0.98	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Opportunities	1.00	0.90	0.86	0.84	0.82	1.00	0.97	#^

#	GSAM has agreed to waive a portion of its management fee in order to achieve the net management fee rates, set forth in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
*	Following the reorganization of the Goldman Sachs Focused Growth Fund with and into the Concentrated Growth Fund, GSAM has agreed to increase the management fee waiver in place for the Concentrated Growth Fund by 0.02% in order to achieve an effective management fee rate of 0.76% as an annual percentage rate of the average daily net assets of the Concentrated Growth Fund. This arrangement will remain in effect through at least July 28, 2018, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective December 29, 2016, GSAM elected to implement a management fee waiver of 5 basis points on management fees charged to the first $1 billion in net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended August 31, 2017, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Capital Growth	$3,618
Concentrated Growth	759
Dynamic US Equity	123
Flexible Cap	303
Growth Opportunities	13,703
Small/Mid-Cap Growth	21,968
Strategic Growth	817
Technology Opportunities	212

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—
Service Plan	—	—	—	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Capital Growth	$16,006	$2,321
Concentrated Growth	1,471	—
Dynamic U.S. Equity	741	—
Flexible Cap	2,447	—
Growth Opportunities	14,106	753
Small/Mid Cap Growth	55,773	—
Strategic Growth	5,701	—
Technology Opportunities	17,199	671

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, Goldman Sachs charged transfer agency fees at the rates of 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Growth Opportunities Fund. This arrangement will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Concentrated Growth, Dynamic U.S. Equity, Flexible Cap and Small/Mid Cap Growth Funds. This waiver was effective on December 29, 2016 for the Concentrated Growth, Dynamic U.S. Equity, and Flexible Cap Funds. This arrangement will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds are 0.004%, 0.004%, 0.084%, 0.004%, 0.014%, 0.064%, 0.004%, and 0.004%, respectively. Prior to December 29, 2016, the Other Expense limitation for Technology Opportunities Fund was 0.034%. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$2,507,216	$260	$580,946	$3,088,422
Concentrated Growth	296,696	1,697	286,903	585,296
Dynamic U.S. Equity	123	489	247,262	247,874
Flexible Cap	38,219	1,465	271,880	311,564
Growth Opportunities	2,013,702	416,151	223,615	2,653,468
Small/Mid Cap Growth	3,174,537	341,559	—	3,516,096
Strategic Growth	903,127	19	316,421	1,219,567
Technology Opportunities	140,004	100	309,282	449,386

G.  Line of Credit Facility — As of August 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Funds.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Small/Mid Cap Growth Fund in shares of issuers of which the Fund is an affiliate for the fiscal year ended August 31, 2017:

Name of Affiliated Issuer*	Beginning Value as of August 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Issuer	Net Change in Unrealized Appreciation (Depreciation)	Ending Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income
Corium International, Inc.	9,218,322	—	(4,768,704)	(8,232,070)	3,782,452	—	—	—
M/I Homes, Inc	28,904,359	4,095,361	(16,300,905)	3,155,266	(435,456)	19,418,625	789,375	—

*	Security was no longer affiliated as of August 31, 2017.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares for the fiscal year ended August 31, 2017:

Fund	Market Value as of August 31, 2016	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income
Capital Growth	$7,550,880	$27,719,008	(32,423,377)	$2,846,511	2,846,511	$8,537
Concentrated Growth	—	22,760,303	(22,760,219)	84	84	2,004
Dynamic U.S. Equity	—	3,586,400	(3,368,367)	218,033	218,033	503
Flexible Cap	—	4,015,562	(3,395,748)	619,814	619,814	1,439
Growth Opportunities	651	586,502,914	(578,635,157)	7,868,408	7,868,408	42,985
Small/Mid Cap Growth	—	574,283,005	(550,019,193)	24,263,812	24,263,812	97,325
Strategic Growth	—	28,526,927	(28,526,869)	58	58	1,970
Technology Opportunities	—	10,634,365	(10,634,350)	15	15	715

As of August 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Investor, Class R and Class R6 Shares of the following funds:

Fund	Class C	Institutional	Investor	Class R	Class R6
Capital Growth	—%	—%	—%	—%	75%
Concentrated Growth	—	—	—	72	17
Dynamic U.S. Equity	12	24	12	100	100
Flexible Cap	—	—	7	60	100
Strategic Growth	—	—	—	—	100

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$411,603,919	$507,189,764
Concentrated Growth	72,489,279	100,927,577
Dynamic U.S. Equity	5,304,821	7,974,943
Flexible Cap	7,933,309	9,924,310
Growth Opportunities	1,729,195,749	2,694,305,460
Small/Mid Cap Growth	1,373,216,754	2,076,353,959
Strategic Growth	163,216,020	297,250,521
Technology Opportunities	76,265,721	112,727,797

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash and/or U.S. Treasury securities collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Capital Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash and/or U.S. Treasury securities collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash and/or U.S. Treasury securities collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash and/or U.S. Treasury securities received. The amounts of the Funds’ overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. SECURITIES LENDING (continued)

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the Fiscal year ended August 31, 2017, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund For the fiscal year ended August 31, 2017:

Fund	Beginning Value as of 31-Oct-16	Purchases at Cost	Proceeds From Sales	Ending value as of 31-Aug-17	Shares of 31-Aug-17	Dividend Income
Capital Growth	$—	$39,395,983	$39,014,589	$381,393	381,393	$83,726
Flexible Cap	—	3,200,968	2,877,648	323,320	323,320	3,567
Growth Opportunities	—	195,858,034	195,858,034	—	—	719,719
Small/Mid Cap Growth	—	462,450,213	444,598,954	17,851,259	17,851,259	572,339
Strategic Growth	—	16,589,199	16,589,199	—	—	41,646
Technology Opportunities	—	29,803,303	27,166,232	2,637,071	2,637,071	49,154

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$970,070	$764,904	$69,540	$—	$—	$—	$2,014,768	$—
Net long-term capital gains	11,293,530	545,385	1,181	17,051	71,952,550	81,665,235	9,413,202	18,468,062
Total taxable distributions	$12,263,600	$1,310,289	$70,721	$17,051	$71,952,550	$81,665,235	$11,427,970	$18,468,062

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$4,712,785	$3,626,144	$331,071	$183,465	$—	$19,672,456	$4,324,429	$—
Net long-term capital gains	71,058,636	14,309,229	1,140,691	905,450	464,979,506	84,777,269	19,126,243	35,686,035
Total taxable distributions	$75,771,421	$17,935,373	$1,471,762	$1,088,915	$464,979,506	$104,449,725	$23,450,672	$35,686,035

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

7. TAX INFORMATION (continued)

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Undistributed ordinary income — net	$9,868,578	$472,629	$39,180	$14,465	$—	$—	$8,297,376	$—
Undistributed long-term capital gains	55,306,355	10,057,335	1,013,668	1,461,132	333,975,990	230,113,676	42,141,931	24,880,960
Total undistributed earnings	$65,174,933	$10,529,964	$1,052,848	$1,475,597	$333,975,990	$230,113,676	$50,439,307	$24,880,960
Timing differences (Qualified Late Year Loss Deferral and Post October Losses)	$—	$—	$—	$—	$(6,459,100)	$(6,604,381)	$—	$(2,387,152)
Unrealized gains (losses) — net	328,956,826	48,324,472	1,054,680	6,135,056	624,565,117	439,837,733	102,939,206	226,785,555
Total accumulated earnings (losses) net	$394,131,759	$58,854,436	$2,107,528	$7,610,653	$952,082,007	$663,347,028	$153,378,513	$249,279,363

As of August 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Tax Cost	$585,760,040	$102,204,543	$4,679,218	$12,667,843	$1,935,030,624	$1,768,879,819	$163,714,547	$221,189,393
Gross unrealized gain	335,006,668	49,206,538	1,213,235	6,204,312	646,258,109	474,418,754	105,110,336	228,186,896
Gross unrealized loss	(6,049,842)	(882,066)	(158,555)	(69,256)	(21,692,992)	(34,581,021)	(2,171,130)	(1,401,341)
Net unrealized gains (losses)	$328,956,826	$48,324,472	$1,054,680	$6,135,056	$624,565,117	$439,837,733	$102,939,206	$226,785,555

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of underlying fund investments, and partnership investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Capital Growth	$—	$4,281	$(4,281)
Concentrated Growth	41,890	(39,609)	(2,281)
Dynamic U.S. Equity	—	140	(140)
Flexible Cap	—	9,561	(9,561)
Growth Opportunities	24,661,951	(36,793,782)	12,131,831
Small/Mid Cap Growth	(14,548,292)	(2,641,743)	17,190,035
Strategic Growth	—	12,382	(12,382)
Technology Opportunities	(2,100,071)	(937,547)	3,037,618

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from fund acquisition, net operating losses, redemptions utilized as distributions, dividend re-designations and the differences in the tax treatment of the underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

9. INDEMNIFICATIONS (continued)

the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on May 19-20, 2017, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by the Goldman Sachs Concentrated Growth Fund (“Survivor Fund”) of the assets and liabilities of the Goldman Sachs Focused Growth Fund (“Acquired Fund”). The acquisition was completed as of the close of business on July 28, 2017.

The reorganization was recommended by the Funds’ investment adviser in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Fund were transferred in exchange for the Survivor Fund’s Class A, Class C, Institutional, Class Investor Shares and Class R Shares, which were then redistributed to the Acquired Fund’s shareholders, in a tax-free exchange as follows:

Acquired Fund/Survivor Fund	Exchanged Shares of Survivor Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of July 28, 2017
Focused Growth, Class A/ Concentrated Growth, Class A	11,969	$209,101	13,637
Focused Growth, Class C/ Concentrated Growth, Class C	14,381	213,126	14,355
Focused Growth, Class Institutional/ Concentrated Growth, Class Institutional	860,061	15,902,538	1,026,586
Focused Growth, Class Investor/ Concentrated Growth, Class Investor	3,740	66,267	4,286
Focused Growth, Class R/ Concentrated Growth, Class R	1,138	19,335	1,268
Focused Growth, Class R6/ Concentrated Growth, Class R6	3,400	62,865	4,058

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Acquired Fund/Survivor Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets Immediately after acquisition	Acquired Fund’s Unrealized Appreciation#
Focused Growth/ Concentrated Growth	$135,662,493	$16,473,232	$152,135,725	$3,269,678

#	The Survivor Fund has elected to carry forward the assets of the Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized appreciation and future realized gain or loss of those acquired assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. OTHER MATTERS (continued)

Assuming the acquisition had been completed on September 1, 2016, the Fund’s pro-forma results of operations for the year ended August 31, 2017 are as follows:

Net investment income	$768,829	(a)
Net realized and unrealized gain on investments	$23,258,319	(b)
Net increase in net assets from operations	$24,027,148

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations since July 28, 2017.

(a)	$638,548 net investment income as reported at August 31, 2017, plus $99,860 from Acquired Fund pre-merger net investment income, plus $26,001 in lower net advisory fees, plus $4,420 of pro-forma eliminated other expenses.
(b)	$48,458,628 unrealized appreciation as reported at August 31, 2017, minus $40,559,275 pro-forma August 31, 2016 unrealized depreciation, plus $13,025,972 net realized gain as reported at August 31 2017, plus $2,332,994 in net realized gain from Acquired Fund pre-merger.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	730,413	$19,345,431	664,254	$15,685,065
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	342,923	8,210,400	2,165,893	51,418,306
Shares redeemed	(3,951,439)	(101,849,606)	(3,725,446)	(88,186,013)
	(2,878,103)	(74,293,775)	(895,299)	(21,082,642)
Class C Shares
Shares sold	267,217	5,342,666	249,049	4,603,944
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	57,361	1,056,008	372,429	6,878,768
Shares redeemed	(1,182,494)	(23,978,382)	(771,189)	(14,309,764)
	(857,916)	(17,579,708)	(149,711)	(2,827,052)
Institutional Shares
Shares sold	653,327	18,523,159	435,916	11,486,482
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	83,334	2,181,053	485,148	12,546,206
Shares redeemed	(853,052)	(23,800,378)	(2,024,093)	(49,724,048)
	(116,391)	(3,096,166)	(1,103,029)	(25,691,360)
Service Shares
Shares sold	10,672	272,764	6,962	162,356
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	870	20,175	5,946	136,873
Shares redeemed	(26,953)	(702,157)	(25,655)	(593,276)
	(15,411)	(409,218)	(12,747)	(294,047)
Investor Shares
Shares sold	181,091	4,753,841	53,124	1,326,280
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	3,091	75,073	15,717	377,764
Shares redeemed	(69,852)	(1,851,953)	(45,766)	(1,054,398)
	114,330	2,976,961	23,075	649,646
Class R Shares
Shares sold	192,857	5,081,740	73,489	1,728,829
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	1,858	43,139	12,478	288,122
Shares redeemed	(52,946)	(1,321,148)	(83,452)	(1,950,338)
	141,769	3,803,731	2,515	66,613
Class R6 Shares
Shares sold	130	4,046	—	—
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	6	168	28	730
Shares redeemed	—	—	—	—
	136	4,214	28	730
NET DECREASE	(3,611,586)	$(88,593,961)	(2,135,168)	$(49,178,112)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Concentrated Growth Fund				Dynamic U.S. Equity Fund
For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

35,414	$581,983	52,192	$821,213	43,292	$607,319	12,607	$162,541
11,969	209,101	—	—	—	—	—	—
1,772	26,307	45,827	684,660	789	10,696	23,802	308,204
(175,677)	(2,797,132)	(119,056)	(1,736,160)	(79,777)	(1,106,012)	(95,770)	(1,210,967)
(126,522)	(1,979,741)	(21,037)	(230,287)	(35,696)	(487,997)	(59,361)	(740,222)

14,042	190,404	31,025	409,544	9,430	123,911	4,026	49,591
14,381	213,126	—	—	—	—	—	—
594	7,494	20,916	267,936	2	23	2,696	33,918
(51,727)	(721,732)	(137,702)	(1,784,637)	(12,450)	(161,341)	(17,511)	(219,594)
(22,710)	(310,708)	(85,761)	(1,107,157)	(3,018)	(37,407)	(10,789)	(136,085)

224,592	3,678,152	296,640	4,728,852	97,118	1,362,329	48,423	656,390
860,062	15,902,538	—	—	—	—	—	—
79,695	1,253,285	1,049,110	16,578,987	4,295	58,374	59,033	770,241
(1,975,171)	(32,387,904)	(2,109,806)	(32,916,814)	(228,010)	(3,297,706)	(521,192)	(6,696,086)
(810,822)	(11,553,929)	(764,056)	(11,608,975)	(126,597)	(1,877,003)	(413,736)	(5,269,455)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

19,700	317,334	11,110	165,677	16,901	236,370	28,181	344,243
3,740	66,267	—	—	—	—	—	—
246	3,701	2,439	36,968	112	1,522	3,311	43,086
(9,604)	(156,239)	(5,059)	(76,091)	(16,262)	(237,369)	(76,845)	(1,011,626)
14,082	231,063	8,490	126,554	751	523	(45,353)	(624,297)

(910)	(15,835)	461	6,645	—	—	428	5,433
1,138	19,335	—	—	—	—	—	—
6	84	211	3,065	1	3	424	5,478
(288)	(4,715)	(876)	(12,879)	—	—	(7,899)	(108,468)
(54)	(1,131)	(204)	(3,169)	1	3	(7,047)	(97,557)

(370)	(6,866)	—	—	—	—	—	—
3,400	62,865	—	—	—	—	—	—
7	103	65	1,028	7	103	77	1,003
(4)	(72)	—	—	—	—	—	—
3,033	56,030	65	1,028	7	103	77	1,003
(942,993)	$(13,558,416)	(862,503)	$(12,822,006)	(164,552)	$(2,401,778)	(536,209)	$(6,866,613)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Flexible Cap Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	66,603	$845,733	136,627	$1,598,220
Reinvestment of distributions	500	5,826	40,108	458,035
Shares redeemed	(172,497)	(2,115,900)	(263,936)	(2,915,077)
	(105,394)	(1,264,341)	(87,201)	(858,822)
Class C Shares
Shares sold	30,505	345,757	36,060	382,842
Reinvestment of distributions	141	1,496	11,168	116,932
Shares redeemed	(49,741)	(542,288)	(73,393)	(766,608)
	(19,095)	(195,035)	(26,165)	(266,834)
Institutional Shares
Shares sold	156,495	2,027,089	93,234	1,069,282
Reinvestment of distributions	774	9,494	41,542	497,675
Shares redeemed	(165,736)	(2,168,710)	(69,689)	(843,461)
	(8,467)	(132,127)	65,087	723,496
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Investor Shares
Shares sold	42,544	544,209	11,548	134,523
Reinvestment of distributions	16	198	1,142	13,475
Shares redeemed	(32,853)	(445,459)	(17,043)	(195,238)
	9,707	98,948	(4,353)	(47,240)
Class R Shares
Shares sold	791	9,017	973	10,929
Reinvestment of distributions	2	27	203	2,254
Shares redeemed	(1,157)	(13,208)	(749)	(8,168)
	(364)	(4,164)	427	5,015
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment of distributions	1	10	46	544
Shares redeemed	—	—	—	—
	1	10	46	544
NET DECREASE	(123,612)	$(1,496,709)	(52,159)	$(443,841)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Growth Opportunities Fund				Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,948,841	$86,976,946	5,188,410	$109,990,949	3,797,922	$75,715,396	13,059,932	$248,962,765
616,532	12,830,026	4,305,749	89,085,946	1,063,586	20,548,483	1,658,772	32,113,835
(13,363,194)	(292,738,087)	(20,121,034)	(429,709,764)	(25,848,187)	(513,599,609)	(21,364,280)	(402,785,510)
(8,797,821)	(192,931,115)	(10,626,875)	(230,632,869)	(20,986,679)	(417,335,730)	(6,645,576)	(121,708,910)

327,692	5,350,331	962,529	15,367,206	1,040,863	18,593,918	3,947,819	67,860,295
201,442	3,156,597	1,130,439	17,894,856	486,596	8,349,983	552,467	9,612,934
(3,253,166)	(53,741,818)	(3,185,261)	(51,807,187)	(5,194,599)	(91,887,203)	(3,869,475)	(65,440,359)
(2,724,032)	(45,234,890)	(1,092,293)	(18,545,125)	(3,667,140)	(64,943,302)	630,811	12,032,870

12,716,492	318,354,392	18,570,813	439,755,390	12,957,008	275,379,906	23,356,509	467,210,062
1,689,189	40,287,147	10,632,111	250,386,206	1,573,154	32,076,604	1,970,711	40,044,852
(40,983,720)	(1,038,080,205)	(60,682,704)	(1,450,641,387)	(23,856,792)	(500,218,708)	(28,679,407)	(559,510,889)
(26,578,039)	(679,438,666)	(31,479,780)	(760,499,791)	(9,326,630)	(192,762,198)	(3,352,187)	(52,255,975)

125,857	2,635,331	212,601	4,302,039	287,704	5,645,566	281,592	5,278,687
36,199	725,434	224,585	4,484,961	20,720	392,014	20,051	380,769
(512,580)	(10,732,449)	(772,840)	(15,380,698)	(251,303)	(4,950,109)	(208,125)	(3,881,601)
(350,524)	(7,371,684)	(335,654)	(6,593,698)	57,121	1,087,471	93,518	1,777,855

2,311,524	51,977,934	1,654,412	36,014,147	14,003,481	288,091,753	10,006,149	196,523,636
151,961	3,279,315	873,457	18,674,509	520,109	10,339,759	506,347	10,050,989
(3,212,330)	(72,743,080)	(3,491,281)	(76,158,982)	(10,461,903)	(215,173,618)	(5,540,314)	(106,415,747)
(748,845)	(17,485,831)	(963,412)	(21,470,326)	4,061,687	83,257,894	4,972,182	100,158,878

606,539	13,007,450	660,335	13,556,973	389,436	7,641,743	666,389	12,300,998
72,078	1,448,776	423,033	8,481,806	52,223	981,268	59,341	1,120,945
(1,121,497)	(23,899,233)	(1,424,623)	(29,193,359)	(954,048)	(18,569,971)	(654,691)	(12,142,962)
(442,880)	(9,443,007)	(341,255)	(7,154,580)	(512,389)	(9,946,960)	71,039	1,278,981

4,994,842	125,307,524	1,874,647	45,447,017	720,880	15,338,259	537,717	10,568,618
100,027	2,386,639	45,912	1,081,229	29,904	610,048	16	313
(2,599,791)	(65,703,844)	(109,482)	(2,621,944)	(237,520)	(5,014,293)	(69,825)	(1,402,008)
2,495,078	61,990,319	1,811,077	43,906,302	513,264	10,934,014	467,908	9,166,923
(37,147,063)	$(889,914,874)	(43,028,192)	$(1,000,990,087)	(29,860,766)	$(589,708,811)	(3,762,305)	$(49,549,378)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars
Class A Shares
Shares sold	800,544	$9,730,490	823,979	$9,618,983
Reinvestment of distributions	118,583	1,364,885	219,495	2,569,040
Shares redeemed	(1,445,808)	(17,905,833)	(970,584)	(11,223,910)
	(526,681)	(6,810,458)	72,890	964,113
Class C Shares
Shares sold	84,221	875,616	162,871	1,581,949
Reinvestment of distributions	29,118	278,952	55,139	544,217
Shares redeemed	(410,008)	(4,226,604)	(211,544)	(2,076,408)
	(296,669)	(3,072,036)	6,466	49,758
Institutional Shares
Shares sold	3,641,772	46,202,866	8,220,144	99,417,986
Reinvestment of distributions	772,278	9,454,373	1,582,533	19,641,430
Shares redeemed	(13,344,676)	(177,635,831)	(12,531,831)	(152,494,532)
	(8,930,626)	(121,978,592)	(2,729,154)	(33,435,116)
Service Shares
Shares sold	14,693	181,127	5,667	65,578
Reinvestment of distributions	873	9,995	1,139	13,275
Shares redeemed	(3,658)	(46,981)	(5,357)	(64,372)
	11,908	144,141	1,449	14,481
Investor Shares
Shares sold	115,400	1,539,553	13,080	164,860
Reinvestment of distributions	2,398	29,343	4,008	49,728
Shares redeemed	(28,917)	(393,178)	(16,658)	(204,493)
	88,881	1,175,718	430	10,095
Class R Shares
Shares sold	9,245	110,688	1,497	17,086
Reinvestment of distributions	21	234	33	381
Shares redeemed	(3,700)	(45,903)	(1,162)	(13,491)
	5,566	65,019	368	3,976
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment of distributions	30	356	44	558
Shares redeemed	—	—	—	—
	30	356	44	558
NET DECREASE	(9,647,591)	$(130,475,852)	(2,647,507)	$(32,392,135)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Technology Opportunities Fund
For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016
Shares	Dollars	Shares	Dollars

2,122,974	$42,750,908	1,770,746	$31,374,570
561,198	10,202,588	1,154,064	20,565,422
(3,463,681)	(68,197,564)	(4,430,997)	(75,088,065)
(779,509)	(15,244,068)	(1,506,187)	(23,148,073)

242,799	4,110,605	311,683	4,754,165
155,295	2,396,207	282,440	4,341,104
(1,075,976)	(18,697,895)	(717,473)	(10,769,123)
(677,882)	(12,191,083)	(123,350)	(1,673,854)

1,178,660	25,315,518	1,051,764	19,886,091
169,963	3,363,564	318,400	6,126,021
(2,093,144)	(45,000,118)	(2,053,226)	(39,107,713)
(744,521)	(16,321,036)	(683,062)	(13,095,601)

542,582	10,844,901	378,536	6,613,636
28,325	506,163	49,979	877,134
(341,783)	(6,700,203)	(405,820)	(6,930,197)
229,124	4,650,861	22,695	560,573

877,816	18,099,804	83,801	1,620,126
21,094	412,820	26,798	511,029
(295,943)	(6,529,024)	(94,969)	(1,714,376)
602,967	11,983,600	15,630	416,779

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(1,369,821)	$(27,121,726)	(2,274,274)	$(36,940,176)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

the Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Fund (formerly Goldman Sachs Flexible Cap Growth Fund), Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Fund (formerly Goldman Sachs Flexible Cap Growth Fund), Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of August 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Dynamic U.S. Equity Fund				Flexible Cap Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Class A
Actual	$1,000.00	$1,116.2		$6.13	$1,000.00	$1,102.60		$6.31	$1,000.00	$1,040.70		$5.81	$1,000.00	$1,118.30		$6.35
Hypothetical 5% return	1,000.00	1,019.41	+	5.85	1,000.00	1,019.21	+	6.06	1,000.00	1,019.51	+	5.75	1,000.00	1,019.21	+	6.06
Class C
Actual	1,000.00	1,112.10		10.11	1,000.00	1,098.60		10.26	1,000.00	1,036.80		9.65	1,000.00	1,113.50		10.33
Hypothetical 5% return	1,000.00	1,015.63	+	9.65	1,000.00	1,015.43	+	9.86	1,000.00	1,015.73	+	9.55	1,000.00	1,015.43	+	9.86
Institutional
Actual	1,000.00	1,118.60		4.01	1,000.00	1,104.90		4.35	1,000.00	1,042.60		3.86	1,000.00	1,119.60		4.38
Hypothetical 5% return	1,000.00	1,021.42	+	3.82	1,000.00	1,021.07	+	4.18	1,000.00	1,021.42	+	3.82	1,000.00	1,021.07	+	4.18
Service
Actual	1,000.00	1,116.00		6.67	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.90	+	6.36	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Investor
Actual	1,000.00	1,117.80		4.80	1,000.00	1,105.10		4.99	1,000.00	1,041.90		4.58	1,000.00	1,119.40		5.02
Hypothetical 5% return	1,000.00	1,020.67	+	4.58	1,000.00	1,020.47	+	4.79	1,000.00	1,020.72	+	4.53	1,000.00	1,020.47	+	4.79
Class R
Actual	1,000.00	1,115.00		7.46	1,000.00	1,101.60		7.63	1,000.00	1,039.80		7.04	1,000.00	1,116.80		7.68
Hypothetical 5% return	1,000.00	1,018.15	+	7.12	1,000.00	1,017.95	+	7.32	1,000.00	1,018.30	+	6.97	1,000.00	1,017.95	+	7.32
Class R6
Actual	1,000.00	1,118.60		4.01	1,000.00	1,104.90		4.30	1,000.00	1,042.60		3.71	1,000.00	1,119.60		4.33
Hypothetical 5% return	1,000.00	1,021.42	+	3.82	1,000.00	1,021.12	+	4.13	1,000.00	1,021.58	+	3.67	1,000.00	1,021.12	+	4.13

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited) (continued)

	Growth Opportunities Fund				Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Class A
Actual	$1,000.00	$1,099.50		$6.88	$1,000.00	$1,087.80		$6.74	$1,000.00	$1,113.00		$6.12	$1,000.00	$1,176.10		$7.62
Hypothetical 5% return	1,000.00	1,018.65	+	6.61	1,000.00	1,018.75	+	6.51	1,000.00	1,019.41	+	5.85	1,000.00	1,018.20	+	7.07
Class C
Actual	1,000.00	1,095.20		10.83	1,000.00	1,083.80		10.66	1,000.00	1,108.30		10.10	1,000.00	1,171.70		11.71
Hypothetical 5% return	1,000.00	1,014.87	+	10.41	1,000.00	1,014.97	+	10.31	1,000.00	1,015.63	+	9.65	1,000.00	1,014.42	+	10.87
Institutional
Actual	1,000.00	1,101.20		5.03	1,000.00	1,090.20		4.85	1,000.00	1,114.70		4.00	1,000.00	1,178.50		5.44
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,020.57	+	4.69	1,000.00	1,021.42	+	3.82	1,000.00	1,020.21	+	5.04
Service
Actual	1,000.00	1,098.70		7.67	1,000.00	1,086.60		7.47	1,000.00	1,112.00		6.65	1,000.00	1,176.10		8.17
Hypothetical 5% return	1,000.00	1,017.90	+	7.38	1,000.00	1,018.05	+	7.22	1,000.00	1,018.90	+	6.36	1,000.00	1,017.69	+	7.58
Investor
Actual	1,000.00	1,100.80		5.56	1,000.00	1,089.10		5.42	1,000.00	1,114.00		4.80	1,000.00	1,177.80		6.26
Hypothetical 5% return	1,000.00	1,019.91	+	5.35	1,000.00	1,020.01	+	5.24	1,000.00	1,020.67	+	4.58	1,000.00	1,019.46	+	5.80
Class R
Actual	1,000.00	1,097.90		8.20	1,000.00	1,086.20		8.05	1,000.00	1,111.50		7.45	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,017.39	+	7.88	1,000.00	1,017.49	+	7.78	1,000.00	1,018.15	+	7.12	N/A	N/A		N/A
Class R6
Actual	1,000.00	1,101.60		4.93	1,000.00	1,090.20		4.74	1,000.00	1,114.80		3.94	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,020.52	+	4.74	1,000.00	1,020.67	+	4.58	1,000.00	1,021.47	+	3.77	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Capital Growth	1.15%	1.90%	0.75%	1.25%	0.90%	1.40%	0.75%
Concentrated Growth	1.19	1.94	0.82	N/A	0.94	1.44	0.81
Dynamic U.S. Equity	1.13	1.88	0.75	N/A	0.89	1.37	0.72
Flexible Cap	1.19	1.94	0.82	N/A	0.94	1.44	0.81
Growth Opportunities	1.30	2.05	0.95	1.45	1.05	1.55	0.93
Small/Mid Cap Growth	1.28	2.03	0.92	1.42	1.03	1.53	0.90
Strategic Growth	1.15	1.90	0.75	1.25	0.90	1.40	0.74
Technology Opportunities	1.39	2.14	0.99	1.49	1.14	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Fund (formerly, Goldman Sachs Flexible Cap Growth Fund), Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Capital Growth Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods ended March 31, 2017, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended April 30, 2017. They noted that the Concentrated Growth Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods ended March 31, 2017, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended April 30, 2017. They also noted that they had approved the reorganization of the Goldman Sachs Focused Growth Fund into the Concentrated Growth Fund, effective in July 2017. The Trustees noted that the Dynamic U.S. Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the third quartile for the three- and five-year periods ended March 31, 2017, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended April 30, 2017. The Trustees noted that the Flexible Cap Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017. They also noted that they had approved the repositioning of the Flexible Cap Fund and changing the Fund’s name, effective in August 2017. The Trustees noted that the Growth Opportunities Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the ten-year period, in the third quartile for the five-year period, and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2017. The Trustees observed that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and placed in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed the Fund’s benchmark for the one-, three-, and five-year periods ended March 31, 2017. They observed that the Strategic Growth Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period ended March 31, 2017, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended April 30, 2017. They observed that the Technology Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, the Trustees noted that the management fee breakpoint schedules were being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Fund
First $1 billion	1.00%	1.00%	0.70%	1.00%
Next $1 billion	0.90	0.90	0.63	0.90
Next $3 billion	0.80	0.86	0.60	0.86
Next $3 billion	0.80	0.84	0.59	0.84
Over $8 billion	0.80	0.82	0.58	0.82

Average Daily Net Assets	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund
First $1 billion	1.00%	1.00%	1.00%	1.00%
Next $1 billion	1.00	1.00	0.90	0.90
Next $3 billion	0.90	0.90	0.86	0.86
Next $3 billion	0.86	0.86	0.84	0.84
Over $8 billion	0.84	0.84	0.82	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Concentrated Growth, Dynamic U.S. Equity, Flexible Cap, Growth Opportunities and Small/Mid Cap Growth Funds’ Class A, Class C, Investor (formerly Class IR Shares), Class R, and Class T Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities and Small/Mid Cap Growth Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2017, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, and Strategic Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, designate $11,293,530, $545,385, $1,181, $17,051, $102,518,841, $81,665,235, $9,413,202, and $18,468,062, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2017.

For the year ended August 31, 2017, 100%, 100%, 100%, and 100%, of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Dynamic U.S. Equity and Strategic Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 107520-OTU-631873 EQGRWAR-17/118k

Goldman Sachs Funds

Annual Report	August 31, 2017

Fundamental Equity Value Funds
Equity Income*
Focused Value
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

*Effective after the close of business on June 20, 2017, the Goldman Sachs Growth & Income Fund was renamed the Goldman Sachs Equity Income Fund.

Goldman Sachs Fundamental Equity Value Funds

∎	EQUITY INCOME

∎	FOCUSED VALUE

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

∎	Meetings with management teams and on-site company visits

∎	Industry-specific, proprietary financial and valuation models

∎	Assessment of management quality

∎	Analysis of each company’s competitive position and industry dynamics

∎	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

∎	Market uncertainty exists

∎	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

∎	Sustainable operating earnings, or competitive advantage

∎	Excellent stewardship of capital

∎	Capability to earn above their cost of capital

∎	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

∎	Capital appreciation potential as each company’s true value is recognized in the marketplace

∎	Investment style consistency

1

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2017 (the “Reporting Period”), despite unexpected political events both domestically and abroad and three Federal Reserve (“Fed”) interest rate hikes. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 16.23%. The Russell 3000® Index generated a return of 16.06%.

As the Reporting Period began in early September 2016, U.S. and international equities alike fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. (Hawkish commentary tends to suggest higher interest rates; opposite of dovish.) U.S. Gross Domestic Product (“GDP”) increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected results of the November 2016 U.S. presidential elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of the incoming Administration’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

U.S. equities rallied significantly in the first two months of 2017 before declining in March. In January 2017, markets rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017 driven by risk-on sentiment owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the Fed raised interest rates for the third time since the 2007-2009 global financial crisis and maintained projections for three additional interest rate increases before the end of 2017. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care.

U.S. equities declined in April 2017, as Fed minutes suggested stocks were overvalued, but then rebounded on strong first quarter 2017 earnings reports and receding European political risk following the French presidential election. Although the labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditure (“PCE”) remained below the Fed’s 2% target at just 1.4% year over year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios.

2

MARKET REVIEW

U.S. equities gained in July 2017. The Institute for Supply Management (“ISM”) manufacturing index rose in June 2017 to 57.8, the highest level in nearly three years. However, inflation dynamics remained weaker. The core consumer price index (“CPI”) was still soft in June 2017, rising 1.7% year over year and 0.1% month over month. Fed Chair Yellen’s assessment during her Congressional testimony that the federal funds rate was close to its neutral policy rate was interpreted dovishly by markets. The Fed kept its monetary policy unchanged in July 2017, as had been widely expected. The Fed’s statement included an upgrade to its assessment of job growth as well as an acknowledgment that inflation was “below” target. This compares with its prior view, which noted inflation was “somewhat below” its 2% target, a shift that resulted in a mildly dovish market reaction. The Fed also stated it expected its balance sheet normalization to begin “relatively soon.” (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

U.S. equities were roughly flat in August 2017. U.S. economic activity continued to be strong, with several surveys on consumer sentiment and manufacturing showing unexpectedly positive results. This remained in contrast to subdued inflation, which was unexpectedly below estimated levels for the fifth consecutive month in July 2017, albeit largely due to idiosyncratic factors. The Fed’s minutes suggested increased concerns on inflation, highlighting that “many participants” saw “some likelihood that inflation may remain below 2 percent for longer than expected.” Hurricane Harvey caused extensive flooding and damages in Texas and Louisiana and significantly impacted refinery operations, resulting in a surge in gasoline prices.

For the Reporting Period overall, information technology and financials were the best performing sectors in the S&P 500 Index by a wide margin. The weakest performing sectors in the S&P 500 Index were energy and telecommunication services, the only two to post a negative absolute return, followed by consumer staples and real estate, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, all capitalization segments posted positive returns, but large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by small-cap stocks, as measured by the Russell 2000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we were cautiously optimistic with respect to pro-growth policy actions and their ability to spur a more accommodative operating environment. In our view, most companies will likely benefit from aggressive fiscal policy, including lower taxes and increased spending, and from a less restrictive regulatory environment. We were also encouraged by strong first and second quarter 2017 reporting seasons by companies, as sales, margins, and earnings all exceeded consensus expectations. Aggregate S&P 500 Index earnings growth of 13.5% on a year-over-year basis for the Reporting Period represented the strongest rate of growth since 2011. Earnings in most markets across the world surpassed consensus estimates as well. All else being equal, we believe broadening global economic growth should be supportive of a continuation in corporate earnings growth and equity market appreciation. While our return expectations for the U.S. equity market remains relatively muted given what we perceive to be rather full valuations, we believe U.S. equities are still more attractive than most other asset classes and can continue to be driven by earnings growth in the absence of

3

MARKET REVIEW

multiple expansion (Multiple expansion is an increase in the price/earnings ratio, or multiple, of a stock or group of stocks). Additionally, after several years of thematic-driven markets, we were excited at the end of the Reporting Period about lower correlations at the stock level. We believe an active investment approach is poised to benefit in this type of market environment.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on seeking undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a prospective investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

4

PORTFOLIO RESULTS

Goldman Sachs Equity Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations, which the Investment Adviser believes offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Effective after the close of business June 20, 2017, the Goldman Sachs Growth and Income Fund was re-named the Goldman Sachs Equity Income Fund (the “Fund”) and certain of its strategies differed). Below, the Goldman Sachs Value Equity Investment Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 9.93%, 9.10%, 10.38%, 9.84%, 10.21%, 9.68% and 10.39%, respectively. These returns compare to the 11.58% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains, but sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were industrials, consumer discretionary and telecommunication services, wherein stock selection proved challenging. Effective stock selection in the energy, information technology and consumer staples sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in diversified industrial business General Electric, U.S.-based media conglomerate Viacom and wireless telecommunications provider Verizon Communications.

General Electric’s shares fell as the stock was pressured by weakness in power and oil & gas end-markets. Despite mixed earnings results due to lower margins and cash flow, we remained constructive at the end of the Reporting Period on General Electric’s prospects due to a strong backlog and a high exposure to service revenues. Additionally, we believe restructuring and working capital actions taken by its management have the potential to improve the company’s margins and cash flow. In our view, General Electric’s strong market position and product technology situate the company well for future growth.

We believe Viacom’s stock came under pressure due to broader investor concerns around traditional cable television subscriber losses. This pervasive theme distracted from the company’s first quarter 2017 earnings results, which came in well above consensus expectations due to strength within Media Networks and Paramount Pictures. At the end of the Reporting Period, we continued to believe in Viacom’s turnaround strategy under recently appointed Chief Executive

5

PORTFOLIO RESULTS

Officer, Bob Bakish. Further, in our view, the company’s underlying fundamentals have been strengthening. Additionally, we believe Paramount is a rare asset within the media industry and was not being fully appreciated by investors at valuations seen at the end of the Reporting Period.

Verizon Communications experienced weakness after the company began offering an unlimited plan to its mobile subscribers and reduced its long-range forecasts for revenue growth. Additionally, with consolidation within cable and wireless operators accelerating, we believed there was heightened risk around Verizon Communications overpaying for an acquisition. With these two risks introduced, we believed the stock was no longer as attractively valued and so we opted to trim the position.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global financial services company Bank of America, natural and organic foods supermarket Whole Foods Market and software and hardware services provider Microsoft.

Bank of America’s shares, like the financials sector broadly, rose sharply following the U.S. presidential election as investor sentiment around the sector, and banks in particular, improved. Sentiment improved as investors anticipated both a more attractive regulatory environment and increases in interest rates. Additionally, on a more company-specific level, the stock price of Bank of America strengthened after the company reported revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we believed shares of Bank of America remained attractively valued given rising U.S. interest rates and an improving U.S. economy. In our view, Bank of America’s management is committed to bettering execution, growing margins and returning capital to shareholders. However, in light of recent outperformance, we slightly moderated the Fund’s position to better reflect what we saw as the stock’s risk/return profile.

At the end of June 2017, Amazon announced its intention to acquire Whole Foods Market at a large premium, which caused Whole Foods Market’s stock price to spike. We believed Whole Foods Market was a market leader in one of the most attractive segments of food retailers, i.e. natural organic, with a strong balance sheet and free cash flow that was trading at an attractive valuation. Despite increased competition, we also were optimistic that the company was taking the necessary steps to address its challenges to reaccelerate growth and profitability. We believe Amazon’s acquisition validated our investment thesis that Whole Foods Market is a valuable strategic asset. Following the news and subsequent rise in stock price, we decided to exit the Fund’s position and allocate the capital to other opportunities.

Shares of Microsoft rose primarily due to Azure gaining market share in the structurally growing cloud computing market. (Microsoft Azure is a growing collection of integrated cloud services that developers and information technology professionals use to build, deploy and manage applications through Microsoft’s global network of datacenters.) Additionally, we believe strength in Microsoft’s operating expense management has helped its earnings per share growth. At the end of the Reporting Period, we believed Microsoft was in a strong position to capture market share in enterprise technology budgets due to its commercial cloud business. We were also constructive on its revenue and earnings growth potential, as it could, in our view, contribute positively to the stock’s performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in American International Group, an insurance company based in New York. We believe its new Chief Executive Officer’s initiatives and capabilities may well serve as a positive catalyst and lead to margin improvement. We established the Fund position in the company because of what we considered to be its attractive valuation and our belief in the upcoming inflection in its fundamentals. Additionally, we believe the company’s newly upgraded financial strength rating could be accretive to its earnings over time.

We established a Fund position in Emerson Electric, a global diversified technology and engineering company. We believe Emerson Electric’s restructuring efforts have resulted in a simplified business model with the potential for improved margins and higher organic growth over time. We are also positive on the company’s recent acquisition of Pentair’s valves and controls business, which, in our view, may be accretive to its earnings. Furthermore, we feel the

6

PORTFOLIO RESULTS

company has a strong balance sheet and robust free cash flow generation.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in global financial services corporation American Express. We had originally initiated a position in the company because we believed concerns regarding credit and longer-term secular headwinds were overblown, leading to an excessively depressed valuation. While we continue to view American Express as a high quality company with good long-term growth potential, its stock approached our price target after strong first quarter 2017 results, and so we sold the position in favor of what we considered to be more compelling investment opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer staples, energy, financials, industrials, information technology and materials increased. The Fund’s exposure to consumer discretionary, health care and utilities decreased compared to the Russell Index as did its position in cash.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the Russell Index in the information technology, consumer staples and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, utilities and real estate and was rather neutrally weighted to the Russell Index in financials, health care, energy, telecommunication services and materials.

7

FUND BASICS

Equity Income Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	9.93%	11.58%
Class C	9.10	11.58
Institutional	10.38	11.58
Service	9.84	11.58
Investor	10.21	11.58
Class R	9.68	11.58
Class R6	10.39	11.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.89%	11.49%	3.48%	6.92%	2/5/93
Class C	11.24	11.91	3.29	3.29	8/15/97
Institutional	13.60	13.21	4.47	6.20	6/3/96
Service	13.01	12.65	3.96	5.75	3/6/96
Investor	13.40	13.04	N/A	5.02	11/30/07
Class R	12.86	12.48	N/A	4.51	11/30/07
Class R6	13.57	N/A	N/A	6.43	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.27%
Class C	1.89	2.02
Institutional	0.74	0.87
Service	1.24	1.37
Investor	0.89	1.02
Class R	1.39	1.52
Class R6	0.74	0.87

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	5.0%	Banks
Pfizer, Inc.	4.9	Pharmaceuticals
Exxon Mobil Corp.	4.8	Oil, Gas & Consumable Fuels
Bank of America Corp.	4.6	Banks
General Electric Co.	4.4	Industrial Conglomerates
Cisco Systems, Inc.	3.6	Communications Equipment
The Procter & Gamble Co.	3.4	Household Products
Johnson & Johnson	3.3	Pharmaceuticals
American International Group, Inc.	2.7	Insurance
Abbott Laboratories	2.7	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS EQUITY INCOME FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $10,000 investment made on September 1, 2007 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Investor, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Equity Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	9.93%	11.89%	4.49%	7.11%
Including sales charges	3.89%	10.64%	3.90%	6.86%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	9.10%	11.05%	3.71%	3.24%
Including contingent deferred sales charges	8.09%	11.05%	3.71%	3.24%

Institutional Class (Commenced June 3, 1996)	10.38%	12.35%	4.90%	6.14%

Service Class (Commenced March 6, 1996)	9.84%	11.79%	4.39%	5.69%

Investor (Commenced November 30, 2007)	10.21%	12.17%	N/A	4.91%

Class R (Commenced November 30, 2007)	9.68%	11.62%	N/A	4.40%

Class R6 (Commenced July 31, 2015)	10.39%	N/A	N/A	5.82%

11

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-35 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 13.42%, 12.64%, 13.79%, 13.65%, 13.08% and 13.91%, respectively. These returns compare to the 11.58% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index due primarily to effective stock selection as a whole. Sector allocation overall detracted, albeit modestly, from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection was most effective in financials, information technology and consumer staples, which helped the Fund’s performance relative to the Russell Index. The sector that most meaningfully detracted from the Fund’s relative results during the Reporting Period was utilities, where having an underweight to the sector, which outpaced the Russell Index during the Reporting period, hurt. Further, stock selection was challenged in the industrials and telecommunication services sectors, which dampened relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global financial services company Bank of America, investment banking products and services provider Morgan Stanley and enterprise information management software provider Oracle.

Financial companies broadly rose following the U.S. presidential election as investor sentiment around the sector, and banks in particular, improved. Sentiment improved as investors anticipated both a more attractive regulatory environment and increases in interest rates.

Additionally, on a more company-specific level, the stock price of Bank of America strengthened after the company reported revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we believed shares of Bank of America remained attractively valued given rising U.S. interest rates and an improving U.S. economy. In our view, its management is committed to bettering execution, growing margins and returning capital to shareholders. However, in light of recent outperformance, we

12

PORTFOLIO RESULTS

slightly moderated the Fund’s position to better reflect what we see as the stock’s risk/return profile.

During the first two quarters of 2017, Morgan Stanley’s fixed income, currencies and commodities business delivered solid revenue numbers that indicated the strength of its trading franchise. In our view, Morgan Stanley has been emerging from a period of significant change in its business mix, a restructuring of its expense base and an improvement in its capital levels. In addition, we believe we have seen increased capital returns because of the company’s high capital levels and earnings generation. At the end of the Reporting Period, we maintained our conviction in the company’s management team and its future prospects.

Oracle was a new purchase for the Fund during the Reporting Period. Oracle’s stock price rose sharply after the company reported strong growth in its cloud computing business as well as earnings that exceeded consensus expectations. Further, we were encouraged by its management’s 2018 revenue expectations. At the end of the Reporting Period, we believed Oracle may become a powerful player in cloud computing, as it transitions its existing customer base from on-premise to cloud computing platforms. As investors come to better appreciate this transition, we believe there may be multiple expansion for the company. Its margins, in our view, also have upside potential as more customers transition given the large fixed investment Oracle has made in cloud computing.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production company Southwestern Energy, U.S.-based media conglomerate Viacom and diversified industrial business General Electric.

Much of the decline in Southwestern Energy’s stock price came as the company announced disappointing earnings that fell below market estimates. In February 2017, its earnings per share came in lower than market consensus due to higher costs and declining production across all three regions in which the company operates. The company did, however, provide strong guidance moving forward and also announced an increase in capital expenditures. During the second calendar quarter, Southwestern Energy’s stock experienced weakness as the price of natural gas was pressured. Market volatility also continued to plague the stock. Despite the decline in the company’s share price, we believed at the end of the Reporting Period that our thesis on demand drivers within natural gas remained intact, even with potential macro headwinds. We also continued to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica shales. We remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to reduce debt and believed Southwestern Energy was one of the most attractively valued companies among its peers.

We believe Viacom’s stock came under pressure due to broader investor concerns around traditional cable television subscriber losses. This pervasive theme distracted from the company’s first quarter 2017 earnings results, which came in well above consensus expectations due to strength within Media Networks and Paramount Pictures. At the end of the Reporting Period, we continued to believe in Viacom’s turnaround strategy under recently appointed Chief Executive Officer, Bob Bakish. Further, in our view, the company’s underlying fundamentals have been strengthening. Additionally, we believe Paramount is a rare asset within the media industry and was not being fully appreciated by investors at valuations seen at the end of the Reporting Period.

General Electric’s shares fell as the stock was pressured by weakness in power and oil & gas end-markets. Despite mixed earnings results due to lower margins and cash flow, we remained constructive on General Electric’s future prospects due to a strong backlog and a high exposure to service revenues. Additionally, we believe restructuring and working capital actions taken by its management have the potential to improve the company’s margins and cash flow. In our view, General Electric’s strong market position and product technology could situate the company well for growth looking ahead.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchases already mentioned, we initiated a Fund position in Exxon Mobil during the Reporting Period. Exxon Mobil is the largest integrated oil company based on reserves and market capitalization. We believe the company has an integrated business model and competitive advantages

13

PORTFOLIO RESULTS

that have helped produce industry-leading returns. In our view, the company has potential to grow production with moderating capital expenditures following an investment phase and has strong free cash flow generation that appears to support ongoing shareholder distributions. We are constructive on its management team, its focus on efficiency and its balance sheet, which we believe provide financial flexibility.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in Verizon Communications, a leading provider of wireless telecommunications in the U.S., after the company began offering an unlimited plan to its mobile subscribers and reduced its long-range forecasts for revenue growth. Additionally, with consolidation within cable and wireless operators accelerating, we believed there was heightened risk around Verizon Communications overpaying for an acquisition. With these two risks introduced, we believed the stock was no longer attractively valued and so we opted to sell the position.

We eliminated the Fund’s position in information technology giant Apple. We had originally entered the position due to what we saw as the company’s low cost smart phone opportunity, distribution expansion, buy-back efforts and customer lock-in benefits. However, we believe consensus expectations for unit growth in 2018 are aggressive and that the company’s strong performance may have reached its peak for the cycle. While we continue to view Apple as a high quality company with good long-term growth potential, we exited the position in favor of what we believe are more compelling investment opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy, financials, industrials and information technology increased. The Fund’s exposure to the consumer discretionary, consumer staples, health care and telecommunication services sectors decreased compared to the Russell Index. The Fund completely eliminated its exposure to the utilities sector and decreased its position in cash.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund was overweighted in information technology, consumer discretionary, industrials, financials and health care relative to the Russell Index. On the same date, the Fund was underweighted in consumer staples, and telecommunication services and was rather neutrally weighted to the Russell Index in energy. The Fund had no allocation to materials, utilities and real estate at the end of August 2017.

14

FUND BASICS

Focused Value Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	13.42%	11.58%
Class C	12.64	11.58
Institutional	13.79	11.58
Investor	13.65	11.58
Class R	13.08	11.58
Class R6	13.91	11.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Class A	13.98%	3.76%	7/31/15
Class C	18.72	6.07	7/31/15
Institutional	21.16	7.30	7/31/15
Investor	20.89	7.14	7/31/15
Class R	20.42	6.63	7/31/15
Class R6	21.18	7.32	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	7.70%
Class C	1.88	8.45
Institutional	0.73	7.30
Investor	0.88	7.45
Class R	1.38	7.95
Class R6	0.71	7.28

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	5.1%	Industrial Conglomerates
Exxon Mobil Corp.	4.9	Oil, Gas & Consumable Fuels
Bank of America Corp.	4.8	Banks
Oracle Corp.	4.7	Software
Wells Fargo & Co.	4.7	Banks
Alphabet, Inc. Class A	4.6	Internet Software & Services
The Procter & Gamble Co.	3.9	Household Products
Liberty Global PLC Series C	3.9	Media
Allergan PLC	3.8	Pharmaceuticals
Pfizer, Inc.	3.8	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.9% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	13.42%	5.83%
Including sales charges	7.13%	3.01%

Class C (Commenced July 31, 2015)
Excluding sales charges	12.64%	5.06%
Including sales charges	11.63%	5.06%

Institutional Class (Commenced July 31, 2015)	13.79%	6.23%

Investor (Commenced July 31, 2015)	13.65%	6.09%

Class R (Commenced July 31, 2015)	13.08%	5.57%

Class R6 (Commenced July 31, 2015)	13.91%	6.29%

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PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 9.04%, 8.18%, 9.41%, 8.80%, 9.26%, 8.73% and 9.63%, respectively.

These returns compare to the 11.58% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection and sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were industrials, consumer discretionary and energy, wherein stock selection was comparatively weak. Having an allocation to cash during a Reporting Period when the Russell Index rallied further dampened the Fund’s relative results. Effective stock selection in the financials, health care and information technology sectors contributed most positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production companies Southwestern Energy and Range Resources and in diversified industrial business General Electric.

Much of the decline in Southwestern Energy’s stock price came as the company announced disappointing earnings that fell below market estimates. In February 2017, its earnings per share came in lower than market consensus due to higher costs and declining production across all three regions in which the company operates. The company did, however, provide strong guidance moving forward and also announced an increase in capital expenditures. During the second calendar quarter, Southwestern Energy’s stock experienced weakness as the price of natural gas was pressured. Market volatility also continued to plague the stock. Despite the decline in the company’s share price, we believed at the end of the Reporting Period that our thesis on demand drivers within natural gas remained intact, even with potential macro

19

PORTFOLIO RESULTS

headwinds. We also continued to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica shales. We remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to reduce debt and believed Southwestern Energy was one of the most attractively valued companies among its peers.

Range Resources’ stock was pressured by investors’ concerns about increased oil production, which has the potential to increase supply of associated gas and thus lower gas prices. In our view, however, the long-term demand drivers of natural gas, such as coal plant retirements, liquid natural gas exports and industrial/electricity generation, remain intact. Range Resources, we believe, has a strong asset base in the Appalachian and Midcontinent regions, which its management has indicated could experience significant production growth in 2018. At the end of the Reporting Period, we were also positive on Range Resources’ acquisition of Memorial Resource Development, which should help diversify its assets.

General Electric’s shares fell as the stock was pressured by weakness in power and oil & gas end-markets. Despite mixed earnings results due to lower margins and cash flow, we remained constructive on General Electric’s prospects due to a strong backlog and a high exposure to service revenues. Additionally, we believe restructuring and working capital actions taken by its management have the potential to improve the company’s margins and cash flow. In our view, General Electric’s strong market position and product technology could situate the company well future growth.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global financial services company Bank of America, U.S.-based pharmaceutical company Vertex Pharmaceuticals and telecommunications and digital entertainment services provider AT&T.

Bank of America’s shares, like the financials sector broadly, rose sharply following the U.S. presidential election as investor sentiment around the sector, and banks in particular, improved. Sentiment improved as investors anticipated both a more attractive regulatory environment and increases in interest rates. Additionally, on a more company-specific level, the stock price of Bank of America strengthened after the company reported revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we believed shares of Bank of America remained attractively valued given rising U.S. interest rates and an improving U.S. economy. In our view, its management is committed to bettering execution, growing margins and returning capital to shareholders. However, in light of recent outperformance, we slightly moderated the Fund’s position to better reflect what we see as the stock’s risk/return profile.

Vertex Pharmaceuticals announced earnings in January 2017 that were better than market estimates on earnings per share and total revenue. Most of the movement in the stock, however, occurred later in the first calendar quarter when its share price spiked as the company announced the successful clinical trial of one of its next-generation cystic fibrosis pipeline drugs. Its shares also rose after the company reported fourth quarter 2016 earnings that exceeded consensus expectations and raised 2017 guidance. Additionally, Vertex Pharmaceuticals sold its cancer research pipeline for $230 million. Investors viewed this positively given the possibility of royalties on future sales. At the end of the Reporting Period, we believed Vertex Pharmaceuticals was likely to continue to expand its reach into the cystic fibrosis market through its next-generation pipeline drugs. In our view, the stock was trading at a compelling valuation, and the company was well insulated relative to its peer group if regulatory changes are made to the broader health care sector. However, following the stock’s recent strong performance, we moderated the Fund’s position to better reflect what we saw as the stock’s then-current risk/reward profile.

20

PORTFOLIO RESULTS

We believe AT&T performed well as investors generally appeared to agree that the company is better positioned strategically after its acquisitions of DirecTV, an American direct broadcast satellite service provider; Time Warner Cable, a global leader in media and entertainment; and the 5G wireless spectrum gained in recent auctions. Furthermore, at the end of the Reporting Period, we believed AT&T’s 5%-plus dividend was well positioned and that the company could potentially be a beneficiary from any changes to tax legislation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in American International Group, an insurance company based in New York. We believe its new Chief Executive Officer’s initiatives and capabilities may well serve as a positive catalyst and lead to margin improvement. We established the Fund position in the company because of what we considered to be its attractive valuation and our belief in the upcoming inflection in its fundamentals. Additionally, we believe the company’s new financial strength rating could be accretive to its earnings over time.

We established a Fund position in Liberty Global, an international broadband company. We initiated a position in the company due to what we view as its strong cable TV business model and earnings before interest, taxes, depreciation and amortization (“EBITDA”) acceleration in 2018. We are also constructive on its management team and its ability to create value and divest assets. In our view, its free cash flow should improve once cash flow demand from Project Lightning in the U.K. declines, allowing for increased share buybacks. (Project Lightning, launched in February 2016, is the single largest investment in broadband digital infrastructure in the U.K. in more than a decade.) Additionally, we believe the company was attractively valued at the time of purchase relative to private market value and peers.

Conversely, we exited the Fund’s position in Verizon Communications, a leading provider of wireless telecommunications in the U.S., after the company began offering an unlimited plan to its mobile subscribers and reduced its long-range forecasts for revenue growth. Additionally, with consolidation within cable and wireless operators accelerating, we believed there was heightened risk around Verizon Communications overpaying for an acquisition. With these two risks introduced, we believed the stock was no longer attractively valued and so we opted to sell the position.

We sold the Fund’s position in United Technologies, an industrial conglomerate. We originally initiated a position in the company due to our view that its shares were undervalued given future growth and margin expansion opportunities for the company. Additionally, we were constructive on its new management team and its focus on cost cutting efforts, divestitures and share repurchases. As our investment thesis was realized and as its shares approached our price target, we exited the position in favor of opportunities that we believed to have better risk-adjusted return potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, energy, financials and industrials increased. The Fund’s exposure to health care and utilities decreased compared to the Russell Index.

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PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the Russell Index in the industrials, information technology, consumer discretionary, and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, real estate and utilities and was rather neutrally weighted to the Russell Index in financials, energy, materials and telecommunication services.

22

FUND BASICS

Large Cap Value Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	9.04%	11.58%
Class C	8.18	11.58
Institutional	9.41	11.58
Service	8.80	11.58
Investor	9.26	11.58
Class R	8.73	11.58
Class R6	9.63	11.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.50%	11.47%	3.85%	5.75%	12/15/99
Class C	14.03	11.90	3.67	5.29	12/15/99
Institutional	16.30	13.17	4.85	6.50	12/15/99
Service	15.76	12.62	4.33	6.00	12/15/99
Investor	16.20	13.02	N/A	5.32	11/30/07
Class R	15.66	12.46	N/A	4.82	11/30/07
Class R6	16.53	N/A	N/A	6.14	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Instiutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	1.23%
Class C	1.87	1.98
Institutional	0.79	0.83
Service	1.29	1.33
Investor	0.87	0.98
Class R	1.37	1.48
Class R6	0.77	0.81

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	4.8%	Banks
Exxon Mobil Corp.	4.8	Oil, Gas & Consumable Fuels
Bank of America Corp.	4.8	Banks
General Electric Co.	3.6	Industrial Conglomerates
Pfizer, Inc.	3.5	Pharmaceuticals
JPMorgan Chase & Co.	3.3	Banks
Allergan PLC	3.3	Pharmaceuticals
Oracle Corp.	3.0	Software
MetLife, Inc.	2.9	Insurance
The Procter & Gamble Co.	2.9	Household Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

24

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	9.04%	11.49%	4.62%	5.92%
Including sales charges	3.02%	10.23%	4.03%	5.58%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	8.18%	10.65%	3.84%	5.12%
Including contingent deferred sales charges	7.17%	10.65%	3.84%	5.12%

Institutional Class (Commenced December 15, 1999)	9.41%	11.91%	5.03%	6.33%

Service Class (Commenced December 15, 1999)	8.80%	11.36%	4.51%	5.83%

Investor (Commenced November 30, 2007)	9.26%	11.76%	N/A	5.04%

Class R (Commenced November 30, 2007)	8.73%	11.21%	N/A	4.54%

Class R6 (Commenced July 31, 2015)	9.63%	N/A	N/A	4.77%

26

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 9.66%, 8.86%, 10.12%, 9.56%, 9.94%, 9.40% and 10.13%, respectively. These returns compare to the 10.82% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns, but sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Stock selection as a whole also detracted, albeit more modestly, from the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in real estate, industrials and consumer discretionary. Stock selection and having an underweighted allocation to utilities, which outpaced the Russell Index during the Reporting Period, also hurt. Having a position in cash during a Reporting Period when the Russell Index rallied further dampened relative results. Partially offsetting these detractors was effective stock selection in the information technology, financials and materials sectors, which contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in DDR, Brixmor Property Group and Federal Realty Investment Trust.

DDR, an owner and manager of retail shopping centers in the U.S. and Puerto Rico, was the top detractor from the Fund’s relative results during the Reporting Period. We believe the majority of its stock’s underperformance of the Russell Index during the Reporting Period can be attributed to market concerns around store closures and retailer bankruptcies, resulting from disappointing retail sales. Despite its underperformance, we believed at the end of the Reporting Period that the company’s fundamentals remained healthy and its high quality tenant base provided it with an advantage relative to its peers. Further, we maintained a high level of conviction in its new management team and its extensive experience and deep relationships in the strip mall/retail park space.

Brixmor Property Group, an owner of grocery-anchored community shopping centers, was also a significant detractor

27

PORTFOLIO RESULTS

from the Fund’s relative results during the Reporting Period. We believe its underperformance of the Russell Index was largely due to investor concerns about store closures within the industry, resulting from disappointing retail sales. In our view, these fears are overblown, especially given Brixmor Property Group’s base in high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as its portfolio of assets. Fundamentals in the industry remained healthy, in our view, as supply, relative to historical levels, was low, and demand was still strong. Finally, we were encouraged by its management’s focus on high return redevelopment projects and on improving the company’s balance sheet.

Federal Realty Investment Trust is a real estate investment trust (“REIT”) that engages in the ownership, operation and redevelopment of high quality retail-based properties located primarily in major coastal markets. We believe its underperformance of the Russell Index during the Reporting Period can be attributed to market concerns about a rising e-commerce environment and anchor vacancies within the retail space. Its shares also declined after the company reported weak third quarter 2016 earnings. Despite a challenging retail environment, we remained constructive at the end of the Reporting Period on the company’s commitment to align its portfolio with the changing consumer. Additionally, we remained attracted to what we see as the company’s strong management team, as it continues to divest unprofitable assets and allocate capital to opportunities with greater upside potential.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in IAC/InterActive (“IAC”), SLM and Marvell Technology Group.

IAC is a leading media and Internet company. Its outperformance of the Russell Index was primarily driven by the company’s announcement to merge its Home Advisor subsidiary into Angie’s List to create ANGI HomeServices, an online home services company with industry-leading market share. In addition to gaining significant market share in a growing industry, the deal allows IAC to preserve Angie’s Lists’ public company status, essentially resulting in a public listing of HomeAdvisor. IAC’s shares also rose after the company reported strong first quarter 2017 earnings results in all five of its business segments. In our view, the stock was trading at a compelling valuation and was well positioned to benefit from a rapidly growing home services segment. However, given its stock’s recent strong performance, we opted to sell the position and allocate proceeds to what we viewed as investment opportunities with more compelling upside potential.

SLM, a company that provides funding and servicing for student loans, commonly known as Sallie Mae, was also a top positive contributor to the Fund’s results during the Reporting Period. We had invested in SLM because we felt the company had strong and highly visible growth, a dominant position in a market with high barriers to entry and a new Chief Executive Officer with a track record of success at other companies. Despite solid performance at SLM, perceived political risk weighed heavily on the stock ahead of the U.S. presidential elections. Its shares subsequently spiked following the election results, and sentiment continued to improve as investors anticipated a more attractive regulatory environment for SLM. Despite its recent strong performance, at the end of the Reporting Period, we continued to see upside potential for the company and opportunities for future growth.

Marvell Technology Group is a company specializing in the design of semiconductors used in storage and networking devices. We believe the company was trading at an attractive valuation during the Reporting Period. We also believed the declining hard-disk drive storage market provided an opportunity for the company to increase its market share as competitors exited the arena. At the end of the Reporting Period, we remained constructive on its management team’s commitment to divesting lower-margin businesses while also introducing higher-margin products into its list of offerings.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in SunTrust Banks, a bank holding company based in Atlanta, Georgia. We are positive on what we consider to be SunTrust Banks’ attractive relative valuation and its broad footprint in the fast-growing southeastern U.S. We also are encouraged by its management’s execution on plans to improve its capital efficiency.

We established a Fund position in Newell Brands, a leading global consumer goods company. We are constructive on the

28

PORTFOLIO RESULTS

company’s business model and its management team’s track record of execution and value creation. We believe Newell Brands was attractively valued at the time of our purchase given what we view as the strength of its franchise and the potential for further realization of cost and growth synergies from its acquisition of Jarden in 2015.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Pentair, a diversified industrial company. We were positive on Pentair’s plan to improve margins and operational efficiency. Additionally, in our view, the sale of its valves and controls business improved the company’s capital structure and resulted in a simpler business model with high quality construction and water businesses, areas we viewed as the most compelling for growth. Following the U.S. election results, however, we became increasingly concerned that U.K.-based Pentair could be negatively affected by proposed changes to the U.S. tax code. We chose to transition the capital from the sale of Pentair to industrials companies with higher U.S. exposure.

We eliminated the Fund’s position in Centene, a health care insurance and services company. We had been positive on the company’s attractive valuation and potential opportunities for future growth, as states continue to outsource Medicaid. Additionally, we were positive on the potential synergies from the company’s acquisition of Health Net. Following the U.S. election results, however, its shares dropped, as investors became wary of possible changes to Medicaid and the Affordable Care Act and the subsequent negative effect on Centene, which has exposure to both. In light of increased uncertainty regarding health care reform, we decided to exit the Fund’s position in favor of another opportunity we felt provided greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, consumer staples, financials, information technology and materials increased. The Fund’s exposure to the health care sector decreased compared to the Russell Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in real estate, financials and utilities and was rather neutrally weighted to the Russell Index in energy, health care, industrials, materials and telecommunication services.

29

FUND BASICS

Mid Cap Value Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	9.66%	10.82%
Class C	8.86	10.82
Institutional	10.12	10.82
Service	9.56	10.82
Investor	9.94	10.82
Class R	9.40	10.82
Class R6	10.13	10.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.14%	10.57%	4.98%	8.37%	8/15/97
Class C	11.54	11.00	4.79	7.88	8/15/97
Institutional	13.84	12.28	6.00	10.87	8/1/95
Service	13.26	11.72	5.48	8.70	7/18/97
Investor	13.66	12.11	N/A	6.91	11/30/07
Class R	13.11	11.56	N/A	12.59	1/6/09
Class R6	13.85	N/A	N/A	4.19	7/31/15

[3]	The Standardized Total Returns are average annual total returns or total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.16%
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Investor	0.91	0.91
Class R	1.41	1.41
Class R6	0.74	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. The expense ratios of the Fund do not have a fee waiver and expense limitation. The Net and Gross expense ratios will be the same.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
PG&E Corp.	2.2%	Electric Utilities
SunTrust Banks, Inc.	2.1	Banks
Citizens Financial Group, Inc.	2.0	Banks
Molson Coors Brewing Co. Class B	2.0	Beverages
Marvell Technology Group Ltd.	1.9	Semiconductors & Semiconductor Equipment
Stanley Black & Decker, Inc.	1.9	Machinery
Pinnacle West Capital Corp.	1.8	Electric Utilities
Newell Brands, Inc.	1.8	Household Durables
EQT Corp.	1.8	Oil, Gas & Consumable Fuels
Huntington Bancshares, Inc.	1.7	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

31

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.9% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.stments.

32

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	9.66%	10.88%	6.23%	8.60%
Including sales charges	3.63%	9.64%	5.63%	8.30%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	8.86%	10.05%	5.43%	7.81%
Including contingent deferred sales charges	7.86%	10.05%	5.43%	7.81%

Institutional Class (Commenced August 1, 1995)	10.12%	11.33%	6.66%	10.79%

Service Class (Commenced July 18, 1997)	9.56%	10.78%	6.12%	8.62%

Investor (Commenced November 30, 2007)	9.94%	11.16%	N/A	6.79%

Class R (Commenced January 6, 2009)	9.40%	10.60%	N/A	12.33%

Class R6 (Commenced July 31, 2015)	10.13%	N/A	N/A	3.91%

33

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 11.56%, 10.72%, 12.00%, 11.44%, 11.84%, 11.28% and 12.03%, respectively. These returns compare to the 13.47% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid double-digit absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly, to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the energy, materials and health care sectors. Having a position in cash during a Reporting Period when the Russell Index rallied also hurt performance. Effective stock selection in the consumer discretionary and utilities sectors helped the Fund’s performance most relative to the Russell Index. Having no exposure to telecommunication services, which was the second-weakest sector in the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in food manufacturer TreeHouse Foods, shopping center and retail real estate investment trust (“REIT”) Acadia Realty Trust and digital printing company Electronics for Imaging.

Shares of TreeHouse Foods, a supplier of private label food and beverage products, declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. At the end of 2016, we exited the Fund’s position. We had originally initiated a position in its stock due to our view that the company would make operational improvements and that its acquisition of ConAgra’s private brands business could generate substantial synergies. However, the ConAgra deal has proven to be more difficult than we anticipated from an integration perspective. Additionally, in the event food inflation increases, it could be more difficult for TreeHouse Foods to pass along cost increases to consumers relative to branded food peers.

34

PORTFOLIO RESULTS

Acadia Realty Trust, a REIT that specializes in management and leasing of shopping center and retail properties, faced headline risk and poor sentiment toward brick and mortar retail as did the broader retail REIT market. What we view as the extreme discount to which the REIT declined overlooks, in our opinion, the quality of its properties, including prime locations and favorable demographics, and does not account for the shift of demand from traditional retailers to low cost, fitness and native online retailers. Despite market headwinds, at the end of the Reporting Period, Acadia Realty Trust remained a high conviction name that holds what we consider to be valuable properties.

In October 2016 and April 2017, Electronics for Imaging reported mixed quarterly results that caused its stock price to decline. However, the majority of its weak performance occurred at the beginning of August 2017 when the company indefinitely postponed the release of its June 2017 quarterly results, as there was an issue stemming from the timing of revenue recognition. While the company announced there was no material aggregate misstatement, the uncertainty surrounding the situation caused its stock price to plummet. We believe the sell-off was largely an overreaction, but we opted to sell the Fund’s position in the company given the persistent uncertainty as to when the company may release a report on internal controls.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global transportation company XPO Logistics, electronic design company Mentor Graphics and property and casualty insurance and reinsurance company Endurance Specialty Holdings.

XPO Logistics differentiated itself from its peers by delivering strong organic growth and margin improvement during the first quarter of 2017. At the end of the Reporting Period, we believed XPO Logistics had further cost reduction opportunities to undertake that could lead to further margin expansion. Additionally, we viewed the company as well positioned to demonstrate consistent organic growth as a result of its exposure to secular growth in e-commerce and outsourced logistics. Finally, the stock was trading at the end of the Reporting Period at what we considered to be an attractive valuation relative to its margin expansion and organic growth potential.

Mentor Graphics is a software provider of automated electronic design and analysis. We had originally initiated the Fund position in Mentor Graphics when the stock was trading at what we viewed as a discount following a challenging period for the company due to increased competition. Shares of Mentor Graphics rose sharply after its announcement that Siemens agreed to acquire the company for $4.5 billion in cash or $37.25 per share, a significant premium over the previous closing price. After the acquisition announcement, we sold the Fund’s position in Mentor Graphics.

Endurance Specialty Holdings saw its stock price rise sharply in the fourth quarter of 2016 after the company reached an agreement to sell itself to a Japanese insurer at a 43% premium relative to its previous closing price. We had originally initiated a position in Endurance Specialty Holdings based on our positive view of its management team’s turnaround strategy. In particular, we were constructive on its efforts to enhance the company’s earnings profile by shifting its mix toward the insurance segment. Additionally, we held a positive view on the company’s then-recently appointed Chief Executive Officer and the tenured team of insurance underwriters that he recruited to the company. Following the announcement of the acquisition, we exited the Fund’s position in Endurance Specialty Holdings and used the proceeds to add to investments with what we viewed as more attractive risk-adjusted upside potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Hilton Grand Vacations, a real estate company involved in vacation lodges, condominiums and resorts. We believe the fundamental backdrop in the timeshare industry is compelling following a period of consolidation. We are attracted to Hilton Grand Vacations in particular because it is one of the few timeshare companies that has been able to generate net owner growth. As a result, we believe there are significant opportunities to realize profits from secondary timeshare sales. Finally, we believe the company is less constrained from a capital allocation perspective following its spin-off from the Hilton parent company.

We established a Fund position in MGIC Investment, a company that provides private mortgage insurance in the U.S.

35

PORTFOLIO RESULTS

We expect the company, which we see as well managed, to benefit from a broadening of the housing market. In our view, the company has a strong balance sheet, based on both its reserves and capital levels.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Intersil, a semiconductor manufacturer, as a result of an acquisition. At the time of the Fund’s purchase, we had believed Intersil was under-earning relative to its peers, which led to what we considered to be an attractive valuation. We were also constructive on the company’s plan to reallocate research and development spending to its higher margin businesses. Intersil was a long-term holding of the Fund, and we were encouraged by improving operating margins and successful new product launches as a result of its increased research and development investment. Its shares spiked after Renesas Electronic, a Japanese automotive chip manufacturer, announced the acquisition of Intersil at a significant premium, and so we sold the Fund’s shares in the company.

We sold the Fund’s position in PrivateBancorp, a bank that provides middle market commercial banking, investment management services, and small and private banking solutions. We exited the Fund’s position in early June 2017 when it was a target of an acquisition by Canadian Imperial Bank of Commerce.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary and industrials increased and its allocations compared to the Russell Index in health care, information technology and real estate decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund was overweighted in industrials and materials and underweighted in real estate, utilities and health care relative to the Russell Index. The Fund was rather neutrally weighted in financials, consumer discretionary, information technology, energy and consumer staples relative to the Russell Index at the end of August 2017. The Fund had no allocation to telecommunication services at the end of the Reporting Period.

36

FUND BASICS

Small Cap Value Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	11.56%	13.47%
Class C	10.72	13.47
Institutional	12.00	13.47
Service	11.44	13.47
Investor	11.84	13.47
Class R	11.28	13.47
Class R6	12.03	13.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.77%	12.60%	7.30%	10.46%	10/22/92
Class C	18.44	13.03	7.11	8.61	8/15/97
Institutional	20.85	14.33	8.35	9.88	8/15/97
Service	20.25	13.77	7.81	9.33	8/15/97
Investor	20.68	14.16	N/A	9.66	11/30/07
Class R	20.10	13.60	N/A	9.12	11/30/07
Class R6	20.88	N/A	N/A	9.55	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

37

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.41%
Class C	2.12	2.16
Institutional	0.97	1.01
Service	1.47	1.51
Investor	1.12	1.16
Class R	1.62	1.66
Class R6	0.95	1.00

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Black Hills Corp.	1.4%	Multi-Utilities
Pebblebrook Hotel Trust	1.3	Equity Real Estate Investment
		Trusts (REITs)
Portland General Electric Co.	1.1	Electric Utilities
Pinnacle Financial Partners, Inc.	1.0	Banks
Acadia Realty Trust	1.0	Equity Real Estate Investment
		Trusts (REITs)
CyrusOne, Inc.	1.0	Equity Real Estate Investment
		Trusts (REITs)
Chesapeake Lodging Trust	1.0	Equity Real Estate Investment
		Trusts (REITs)
Webster Financial Corp.	0.9	Banks
XPO Logistics, Inc.	0.9	Air Freight & Logistics
Hilton Grand Vacations, Inc.	0.9	Hotels, Restaurants & Leisure

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

38

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.5% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

39

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on September 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	11.56%	12.81%	8.26%	10.60%
Including sales charges	5.41%	11.54%	7.65%	10.35%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	10.72%	11.97%	7.46%	8.49%
Including contingent deferred sales charges	9.68%	11.97%	7.46%	8.49%

Institutional Class (Commenced August 15, 1997)	12.00%	13.26%	8.70%	9.76%

Service Class (Commenced August 15, 1997)	11.44%	12.69%	8.16%	9.21%

Investor (Commenced November 30, 2007)	11.84%	13.09%	N/A	9.41%

Class R (Commenced November 30, 2007)	11.28%	12.53%	N/A	8.87%

Class R6 (Commenced July 31, 2015)	12.03%	N/A	N/A	8.40%

40

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of September 30, 2016, the capitalization range of the companies in these indexes was between $36.4 million and $43.5 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 11.30%, 10.48%, 11.71%, 11.52%, 11.06% and 11.80%, respectively. These returns compare to the 11.12% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the Russell Index during the Reporting Period due primarily to effective stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having no exposure to telecommunication services, which was the weakest sector in the Russell Index during the Reporting Period, also buoyed the Fund’s relative results. The sectors that detracted most from the Fund’s relative results during the Reporting Period were energy, real estate and materials, wherein stock selection proved challenging. Having an allocation to cash during a period when the Russell Index rallied also hurt performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in leading media and Internet company IAC/InterActive (“IAC”), global transportation company XPO Logistics and property and casualty insurance and reinsurance company Endurance Specialty Holdings.

IAC’s outperformance of the Russell Index was primarily driven by the company’s announcement to merge its Home Advisor subsidiary into Angie’s List to create ANGI HomeServices, an online home services company with industry-leading market share. In addition to gaining significant market share in a growing industry, the deal allows IAC to preserve Angie’s Lists’ public company status, essentially resulting in a public listing of HomeAdvisor. IAC’s shares also rose after the company reported strong first quarter 2017 earnings results in all five of its business segments. In our view, the stock was trading at a compelling valuation and was well positioned to benefit from a rapidly growing home services

41

FUND BASICS

segment. At the end of the Reporting Period, we remained positive on the company due to what we viewed as its attractive valuation and capital allocation track record.

XPO Logistics differentiated itself from its peers by delivering strong organic growth and margin improvement during the first quarter of 2017. At the end of the Reporting Period, we believed XPO Logistics had further cost reduction opportunities to undertake that could lead to further margin expansion. Additionally, we viewed the company as well positioned to demonstrate consistent organic growth as a result of its exposure to secular growth in e-commerce and outsourced logistics. Finally, the stock was trading at the end of the Reporting Period at what we considered to be an attractive valuation relative to its margin expansion and organic growth potential.

Endurance Specialty Holdings saw its stock price rise sharply in the fourth quarter of 2016 after the company reached an agreement to sell itself to a Japanese insurer at a 43% premium relative to its previous closing price. We had originally initiated a position in Endurance Specialty Holdings based on our positive view of its management team’s turnaround strategy. In particular, we were constructive on its efforts to enhance the company’s earnings profile by shifting its mix toward the insurance segment. Additionally, we held a positive view on the company’s then-recently appointed Chief Executive Officer and the tenured team of insurance underwriters that he recruited to the company. Following the announcement of the acquisition, we exited the Fund’s position in Endurance Specialty Holdings and used the proceeds to add investments with what we viewed as more attractive risk-adjusted upside potential.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Brixmor Property Group, Federal Realty Investment Trust and Taubman Centers.

Brixmor Property Group, an owner of grocery-anchored community shopping centers, was the top detractor from the Fund’s relative results during the Reporting Period. We believe its underperformance of the Russell Index was largely due to investor concerns about store closures within the industry, resulting from disappointing retail sales. In our view, these fears are overblown, especially given Brixmor Property Group’s base in high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as its portfolio of assets. Fundamentals in the industry remained healthy, in our view, as supply, relative to historical levels, was low, and demand was still strong. Finally, we were encouraged by its management’s focus on high return redevelopment projects and on improving the company’s balance sheet.

Federal Realty Investment Trust is a real estate investment trust (“REIT”) that engages in the ownership, operation and redevelopment of high quality retail-based properties located primarily in major coastal markets. We believe its underperformance of the Russell Index during the Reporting Period can be attributed to market concerns about a rising e-commerce environment and anchor vacancies within the retail space. Its shares also declined after the company reported weak third quarter 2016 earnings. Despite a challenging retail environment, we remained constructive at the end of the Reporting Period on the company’s commitment to align its portfolio with the changing consumer. Additionally, we remained attracted to what we see as the company’s strong management team, as it continues to divest unprofitable assets and allocate capital to opportunities with greater upside potential.

Taubman Centers is a REIT engaged in the development and management of regional shopping centers. The broader retail REIT market segment, especially those with exposure to shopping malls, faced challenges of elevated tenant bankruptcies, store closure and rising leasing capital expenditures. Taubman Centers has also faced these challenges and revised down its occupancy and lease space during the second quarter of 2017. Given these headwinds, we opted to reduce the Fund’s exposure to the retail REIT market segment and sold the Fund’s position in Taubman Centers by the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in United Rentals, the largest equipment rental company in the U.S. We had bought United Rentals soon after the U.S. presidential elections on the back of expectations of an industrial economic recovery following eight quarters of negative industrial growth in the U.S. We

42

FUND BASICS

believe the company’s broad-based exposure to the construction end-markets could benefit from any infrastructure plans that may be enacted. Utilization and pricing had been weak for the company in 2016, and we anticipate these trends to reach an inflection point in the coming quarter, which could drive earnings and margin expansion. In addition, we believe the company’s unlevered balance sheet makes it attractive for possible merger and acquisition opportunities.

We established a Fund position in Hilton Grand Vacations, a real estate company involved in vacation lodges, condominiums and resorts. We believe the fundamental backdrop in the timeshare industry is compelling following a period of consolidation. We are attracted to Hilton Grand Vacations in particular because it is one of the few timeshare companies that has been able to generate net owner growth. As a result, we believe there are significant opportunities to realize profits from secondary timeshare sales. Finally, we believe the company is less constrained from a capital allocation perspective following its spin-off from the Hilton parent company.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Post Properties, a REIT that develops and operates multifamily apartment communities in the U.S. Its stock was a top contributor to the Fund’s relative results during the third quarter of 2016 after it was announced that Mid-America Apartment Communities was acquiring Post Properties in an all-stock deal valued at $17 billion. We are positive on this transaction given the opportunity for substantial operating synergies. Additionally, we believe the scale of the combined company may allow for stronger pricing power and more stable rent growth. We exited the Fund’s position in Post Properties when the deal closed in December 2016, though the Fund maintained high conviction in the combined company through its position in Mid-America Apartment Communities, an owner and operator of apartments across the Sunbelt region.

We sold the Fund’s position in Care Capital Properties, an owner of triple-net leased properties focused on post-acute care and skilled nursing facilities. (A triple net lease is a lease agreement that designates the lessee, which is the tenant, as being solely responsible for all the costs relating to the asset being leased, in addition to the rent fee applied under the lease. The structure of this type of lease requires the lessee to pay the net amount for three types of costs, including net real estate taxes on the leased asset, net building insurance and net common area maintenance.) Earlier in the Reporting Period, Sabra Health Care announced it had reached an agreement with Care Capital Properties to merge in an all-stock deal. In July 2017, shares of Care Capital Properties declined following news that multiple investors in Sabra Health Care would not be voting to support the merger with Care Capital Properties due to concerns about changes in the health care system that could reduce demand for the properties in Care Capital Properties’ portfolio. Further, Institutional Shareholder Services, a prominent shareholder advisory firm, recommended that shareholders vote against the deal, adding fuel to arguments leveled by dissident shareholders. We exited the Fund’s position in Care Capital Properties prior to the merger closing, as we were a bit concerned that the deal may not go through and that Care Capital Properties’ shares might decline further as a result.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in industrials and materials increased and its allocations compared to the Russell Index in consumer discretionary, consumer staples and health care decreased. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2017?

A	At the end of August 2017, the Fund was overweighted in the industrials, materials and information technology sectors relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in real estate, consumer staples and consumer discretionary and was rather neutrally weighted to the Russell Index in the remaining sectors of the Russell Index, with the exception of telecommunication services, in which the Fund held no position at the end of the Reporting Period.

43

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	Russell 2500 Value Index[2]
Class A	11.30%	11.12%
Class C	10.48	11.12
Institutional	11.71	11.12
Investor	11.52	11.12
Class R	11.06	11.12
Class R6	11.80	11.12

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Class A	10.51%	5.58%	1/31/14
Class C	15.15	6.59	1/31/14
Institutional	17.44	7.82	1/31/14
Investor	17.26	7.62	1/31/14
Class R	16.71	7.09	1/31/14
Class R6	17.54	7.08	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

44

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	2.25%
Class C	2.01	2.99
Institutional	0.87	1.84
Investor	1.01	2.03
Class R	1.52	2.50
Class R6	0.88	1.90

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Mid-America Apartment	2.9%	Equity Real Estate Investment
Communities, Inc.		Trusts (REITs)
Pinnacle West Capital Corp.	1.4	Electric Utilities
Federal Realty Investment Trust	1.3	Equity Real Estate Investment
		Trusts (REITs)
Atmos Energy Corp.	1.3	Gas Utilities
American Financial Group, Inc.	1.3	Insurance
XPO Logistics, Inc.	1.2	Air Freight & Logistics
Steel Dynamics, Inc.	1.2	Metals & Mining
Pebblebrook Hotel Trust	1.2	Equity Real Estate Investment
		Trusts (REITs)
East West Bancorp, Inc.	1.2	Banks
E*TRADE Financial Corp.	1.2	Capital Markets

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

45

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets as of August 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

46

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	11.30%	6.97%
Including sales charges	5.19%	5.30%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	10.48%	6.22%
Including contingent deferred sales charges	9.48%	6.22%

Institutional Class (Commenced January 31, 2014)	11.71%	7.46%

Investor (Commenced January 31, 2014)	11.52%	7.25%

Class R (Commenced January 31, 2014)	11.06%	6.74%

Class R6 (Commenced July 31, 2015)	11.80%	6.53%

47

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 98.6%
Air Freight & Logistics – 2.1%
71,159	United Parcel Service, Inc. Class B	$8,137,743

Automobiles – 0.6%
60,731	General Motors Co.	2,219,111

Banks – 15.1%
741,700	Bank of America Corp.	17,719,213
131,746	BB&T Corp.	6,072,173
106,162	JPMorgan Chase & Co.	9,649,064
104,708	SunTrust Banks, Inc.	5,769,411
377,721	Wells Fargo & Co.	19,290,212

		58,500,073

Beverages – 2.2%
33,624	Anheuser-Busch InBev SA ADR	3,980,073
51,217	Molson Coors Brewing Co. Class B	4,596,726

		8,576,799

Capital Markets – 3.1%
133,236	AllianceBernstein Holding LP	3,124,384
290,182	Deutsche Bank AG	4,640,010
93,023	Morgan Stanley	4,232,547

		11,996,941

Chemicals – 2.4%
110,813	E.I. du Pont de Nemours & Co.	9,300,535

Communications Equipment – 3.6%
434,864	Cisco Systems, Inc.	14,006,969

Consumer Finance – 1.3%
62,272	Capital One Financial Corp.	4,957,474

Diversified Telecommunication Services – 4.0%
326,936	CenturyLink, Inc.(a)	6,447,178
190,092	Verizon Communications, Inc.	9,118,713

		15,565,891

Electric Utilities – 3.8%
61,916	Duke Energy Corp.	5,405,267
120,693	FirstEnergy Corp.	3,932,178
60,020	Pinnacle West Capital Corp.	5,399,999

		14,737,444

Electrical Equipment – 2.0%
134,021	Emerson Electric Co.	7,912,600

Energy Equipment & Services – 0.4%
26,531	Schlumberger Ltd.	1,684,984

Equity Real Estate Investment Trusts (REITs) – 2.6%
428,316	DDR Corp.	4,146,099
94,117	RLJ Lodging Trust	1,899,281
24,844	Simon Property Group, Inc.	3,896,781

		9,942,161

Food & Staples Retailing – 2.3%
113,504	Wal-Mart Stores, Inc.	8,861,257

Common Stocks – (continued)
Food Products – 1.0%
99,897	Mondelez International, Inc. Class A	4,061,812

Health Care Equipment & Supplies – 2.7%
203,394	Abbott Laboratories	10,360,890

Household Products – 3.4%
143,807	The Procter & Gamble Co.	13,269,072

Industrial Conglomerates – 4.4%
701,746	General Electric Co.	17,227,864

Insurance – 6.1%
172,780	American International Group, Inc.	10,449,734
51,241	Brighthouse Financial, Inc.*	2,924,324
216,819	MetLife, Inc.	10,153,634

		23,527,692

Media – 2.3%
78,293	DISH Network Corp. Class A*	4,485,406
154,779	Viacom, Inc. Class B	4,426,679

		8,912,085

Metals & Mining – 0.7%
51,830	Nucor Corp.	2,856,351

Oil, Gas & Consumable Fuels – 9.5%
172,613	BP PLC ADR	5,994,849
38,630	Chevron Corp.	4,157,361
180,568	ConocoPhillips	7,883,599
245,663	Exxon Mobil Corp.	18,751,457

		36,787,266

Personal Products – 1.1%
68,919	Unilever NV	4,100,681

Pharmaceuticals – 11.2%
100,074	Bristol-Myers Squibb Co.	6,052,476
95,895	Johnson & Johnson	12,693,621
89,275	Merck & Co., Inc.	5,701,102
557,834	Pfizer, Inc.	18,921,729

		43,368,928

Road & Rail – 1.1%
38,933	Union Pacific Corp.	4,099,645

Semiconductors & Semiconductor Equipment – 1.7%
377,649	Marvell Technology Group Ltd.	6,763,694

Software – 4.2%
106,668	Microsoft Corp.	7,975,566
162,490	Oracle Corp.	8,178,122

		16,153,688

Technology Hardware, Storage & Peripherals – 1.8%
42,512	Apple, Inc.	6,971,968

Textiles, Apparel & Luxury Goods – 1.0%
93,919	Coach, Inc.	3,916,422

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Shares	Description	Value
Common Stocks – (continued)
Tobacco – 0.9%
54,065	Altria Group, Inc.	$3,427,721

TOTAL COMMON STOCKS
(Cost $343,474,445)		$382,205,761

Shares	Distribution Rate	Value
Investment Company(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,642	0.927%	$4,642
(Cost $4,642)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $343,479,087)		$382,210,403

Securities Lending Reinvestment Vehicle(b) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,493,780	0.927%	$5,493,780
(Cost $5,493,780)

TOTAL INVESTMENTS – 100.0%
(Cost $348,972,867)		$387,704,183

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		112,071

NET ASSETS – 100.0%		$387,816,254

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 97.8%
Aerospace & Defense – 2.2%
2,206	Textron, Inc.	$108,292

Airlines* – 2.8%
6,944	JetBlue Airways Corp.	137,561

Automobiles – 3.4%
5,516	Volkswagen AG ADR	170,665

Banks – 17.3%
10,020	Bank of America Corp.	239,378
2,493	Citizens Financial Group, Inc.	82,593
1,684	JPMorgan Chase & Co.	153,059
2,704	SunTrust Banks, Inc.	148,990
4,633	Wells Fargo & Co.	236,607

		860,627

Biotechnology* – 2.6%
943	Celgene Corp.	131,011

Capital Markets – 1.5%
1,612	Morgan Stanley	73,346

Diversified Telecommunication Services(a) – 2.0%
4,980	CenturyLink, Inc.	98,206

Electrical Equipment – 2.8%
2,371	Emerson Electric Co.	139,984

Health Care Equipment & Supplies – 2.4%
2,352	Abbott Laboratories	119,811

Household Products – 3.9%
2,129	The Procter & Gamble Co.	196,443

Industrial Conglomerates – 5.2%
10,444	General Electric Co.	256,400

Insurance – 8.1%
2,443	American International Group, Inc.	147,753
1,793	Brighthouse Financial, Inc.*	102,326
3,322	MetLife, Inc.	155,569

		405,648

Internet Software & Services* – 7.2%
241	Alphabet, Inc. Class A	230,213
3,065	Yelp, Inc.	130,569

		360,782

Media – 7.9%
2,019	DISH Network Corp. Class A*	115,668
5,828	Liberty Global PLC Series C*	192,499
3,068	Viacom, Inc. Class B	87,745

		395,912

Oil, Gas & Consumable Fuels – 10.6%
1,667	ConocoPhillips	72,781
1,461	EQT Corp.	91,079
3,173	Exxon Mobil Corp.	242,195
22,093	Southwestern Energy Co.*	120,407

		526,462

Common Stocks – (continued)
Pharmaceuticals – 10.8%
818	Allergan PLC	187,715
2,728	Bristol-Myers Squibb Co.	164,989
5,518	Pfizer, Inc.	187,171

		539,875

Semiconductors & Semiconductor Equipment – 2.3%
6,407	Marvell Technology Group Ltd.	114,749

Software – 4.8%
4,704	Oracle Corp.	236,752

TOTAL COMMON STOCKS
(Cost $4,711,940)		$4,872,526

Shares	Distribution Rate	Value
Investment Company(b) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
61,761	0.927%	$61,761
(Cost $61,761)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $4,773,701)		$4,934,287

Securities Lending Reinvestment Vehicle(b) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
95,910	0.927%	$95,910
(Cost $95,910)

TOTAL INVESTMENTS – 100.9%
(Cost $4,869,611)		$5,030,197

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(45,339)

NET ASSETS – 100.0%		$4,984,858

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 96.9%
Aerospace & Defense – 1.1%
187,471	Textron, Inc.	$9,202,951

Air Freight & Logistics – 0.8%
97,358	C.H. Robinson Worldwide, Inc.	6,876,396

Airlines* – 0.8%
328,426	JetBlue Airways Corp.	6,506,119

Automobiles – 1.0%
271,752	Volkswagen AG ADR	8,408,007

Banks – 15.1%
1,708,329	Bank of America Corp.	40,811,980
185,214	Citizens Financial Group, Inc.	6,136,140
312,136	JPMorgan Chase & Co.	28,370,041
225,310	SunTrust Banks, Inc.	12,414,581
807,571	Wells Fargo & Co.	41,242,651

		128,975,393

Beverages – 1.0%
68,840	Anheuser-Busch InBev SA ADR	8,148,591

Biotechnology* – 1.9%
99,807	BioMarin Pharmaceutical, Inc.	9,001,593
28,932	Celgene Corp.	4,019,523
22,065	Vertex Pharmaceuticals, Inc.	3,542,315

		16,563,431

Capital Markets – 2.0%
691,803	Deutsche Bank AG	11,061,930
137,741	Morgan Stanley	6,267,215

		17,329,145

Chemicals – 1.9%
195,252	E.I. du Pont de Nemours & Co.	16,387,500

Communications Equipment – 2.7%
712,793	Cisco Systems, Inc.	22,959,063

Consumer Finance – 1.7%
187,072	Capital One Financial Corp.	14,892,802

Containers & Packaging – 0.9%
197,923	Ball Corp.	7,914,941

Diversified Telecommunication Services – 2.2%
236,691	AT&T, Inc.	8,866,445
501,612	CenturyLink, Inc.(a)	9,891,788

		18,758,233

Electric Utilities – 1.3%
173,018	FirstEnergy Corp.	5,636,927
83,766	PG&E Corp.	5,895,451

		11,532,378

Electrical Equipment – 1.9%
276,636	Emerson Electric Co.	16,332,589

Common Stocks – (continued)
Energy Equipment & Services – 0.7%
154,674	Halliburton Co.	6,027,646

Equity Real Estate Investment Trusts (REITs) – 2.6%
789,213	DDR Corp.	7,639,582
51,116	Simon Property Group, Inc.	8,017,545
87,980	Vornado Realty Trust	6,553,630

		22,210,757

Food & Staples Retailing – 0.7%
72,070	CVS Health Corp.	5,573,894

Food Products – 1.0%
204,705	Mondelez International, Inc. Class A	8,323,305

Health Care Equipment & Supplies – 2.3%
377,859	Abbott Laboratories	19,248,137

Health Care Providers & Services – 1.1%
56,949	Aetna, Inc.	8,980,857

Household Durables – 1.2%
215,399	Newell Brands, Inc.	10,399,464

Household Products – 2.9%
269,894	The Procter & Gamble Co.	24,903,119

Industrial Conglomerates – 3.6%
1,265,865	General Electric Co.	31,076,986

Insurance – 6.8%
378,626	American International Group, Inc.	22,899,300
177,811	Brighthouse Financial, Inc.*	10,147,674
532,243	MetLife, Inc.	24,924,940

		57,971,914

Internet Software & Services* – 2.0%
17,975	Alphabet, Inc. Class A	17,170,439

IT Services – 0.6%
47,369	Visa, Inc. Class A	4,903,639

Machinery* – 0.9%
54,559	WABCO Holdings, Inc.	7,835,764

Media – 3.7%
117,425	DISH Network Corp. Class A*	6,727,278
518,043	Liberty Global PLC Series C*	17,110,961
274,920	Viacom, Inc. Class B	7,862,712

		31,700,951

Metals & Mining – 0.9%
144,650	Nucor Corp.	7,971,661

Oil, Gas & Consumable Fuels – 8.9%
373,830	BP PLC ADR	12,983,116
248,972	ConocoPhillips	10,870,118
537,553	Exxon Mobil Corp.	41,031,420
1,986,341	Southwestern Energy Co.*	10,825,558

		75,710,212

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Personal Products – 1.9%
496,576	Coty, Inc. Class A	$8,233,230
127,321	Unilever NV	7,575,600

		15,808,830

Pharmaceuticals – 10.1%
121,394	Allergan PLC	27,857,495
249,893	Bristol-Myers Squibb Co.	15,113,529
67,652	Johnson & Johnson	8,955,095
69,314	Merck & Co., Inc.	4,426,392
878,556	Pfizer, Inc.	29,800,620

		86,153,131

Road & Rail – 1.3%
108,122	Kansas City Southern	11,183,058

Semiconductors & Semiconductor Equipment – 0.5%
56,298	Texas Instruments, Inc.	4,662,600

Software – 3.8%
516,440	Oracle Corp.	25,992,425
225,273	Symantec Corp.	6,753,685

		32,746,110

Specialty Retail – 1.3%
31,378	The Home Depot, Inc.	4,702,621
88,431	The TJX Cos., Inc.	6,393,561

		11,096,182

Textiles, Apparel & Luxury Goods – 1.0%
203,979	Coach, Inc.	8,505,924

Wireless Telecommunication Services* – 0.8%
107,003	T-Mobile US, Inc.	6,924,164

TOTAL COMMON STOCKS
(Cost $724,685,585)		$827,876,283

Shares	Distribution Rate	Value
Investment Company(b) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,928,930	0.927%	$11,928,930
(Cost $11,928,930)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $736,614,515)		$839,805,213

Securities Lending Reinvestment Vehicle(b) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,376,426	0.927%	8,376,426
(Cost $8,376,426)

TOTAL INVESTMENTS – 99.3%
(Cost $744,990,941)		$848,181,639

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		6,026,527

NET ASSETS – 100.0%		$854,208,166

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 100.1%
Aerospace & Defense – 1.4%
208,217	L3 Technologies, Inc.	$37,787,221

Air Freight & Logistics* – 0.9%
377,262	XPO Logistics, Inc.	23,088,434

Airlines* – 1.4%
1,928,509	JetBlue Airways Corp.	38,203,763

Banks – 7.9%
1,618,968	Citizens Financial Group, Inc.	53,636,410
1,234,825	First Horizon National Corp.	21,251,338
3,618,738	Huntington Bancshares, Inc.	45,559,911
256,096	Signature Bank*	32,867,361
1,024,382	SunTrust Banks, Inc.	56,443,448

		209,758,468

Beverages – 2.0%
589,020	Molson Coors Brewing Co. Class B	52,864,545

Biotechnology* – 2.3%
120,254	Alexion Pharmaceuticals, Inc.	17,125,372
328,471	BioMarin Pharmaceutical, Inc.	29,624,800
85,737	Vertex Pharmaceuticals, Inc.	13,764,218

		60,514,390

Capital Markets – 2.1%
198,196	Ameriprise Financial, Inc.	27,452,128
700,365	E*TRADE Financial Corp.*	28,721,969

		56,174,097

Chemicals – 1.4%
386,370	Celanese Corp. Series A	37,485,617

Communications Equipment – 1.5%
869,611	Juniper Networks, Inc.	24,114,313
1,586,678	Viavi Solutions, Inc.*	15,930,247

		40,044,560

Construction & Engineering – 1.3%
613,516	Jacobs Engineering Group, Inc.	33,430,487

Construction Materials – 1.0%
128,048	Martin Marietta Materials, Inc.	27,144,896

Consumer Finance – 2.3%
1,949,665	SLM Corp.*	19,828,093
1,328,355	Synchrony Financial	40,900,051

		60,728,144

Containers & Packaging – 1.5%
983,184	Ball Corp.	39,317,528

Distributors* – 1.0%
754,925	LKQ Corp.	26,158,151

Diversified Telecommunication Services(a) – 1.4%
1,830,525	CenturyLink, Inc.	36,097,953

Electric Utilities – 6.0%
335,151	Edison International	26,872,407

Common Stocks – (continued)
Electric Utilities – (continued)
739,336	FirstEnergy Corp.	24,087,567
846,228	PG&E Corp.	59,557,527
538,914	Pinnacle West Capital Corp.	48,486,092

		159,003,593

Electrical Equipment – 0.9%
393,051	AMETEK, Inc.	24,860,476

Electronic Equipment, Instruments & Components* – 0.6%
777,194	VeriFone Systems, Inc.	15,365,125

Equity Real Estate Investment Trusts (REITs) – 11.7%
240,507	Alexandria Real Estate Equities, Inc.	29,175,904
329,584	Boston Properties, Inc.	39,747,830
1,343,944	Brixmor Property Group, Inc.	25,158,632
251,642	CyrusOne, Inc.	15,860,995
3,046,421	DDR Corp.	29,489,355
597,927	Equity Residential Properites Trust	40,150,798
130,275	Federal Realty Investment Trust	16,535,806
623,537	Hudson Pacific Properties, Inc.	20,576,721
340,719	Mid-America Apartment Communities, Inc.	36,272,945
974,276	RLJ Lodging Trust	19,660,890
512,191	Vornado Realty Trust	38,153,108

		310,782,984

Food & Staples Retailing* – 1.7%
1,644,577	US Foods Holding Corp.	45,143,639

Food Products – 0.9%
777,194	Conagra Brands, Inc.	25,227,717

Gas Utilities – 1.2%
355,193	Atmos Energy Corp.	31,271,192

Health Care Equipment & Supplies – 1.3%
300,634	Zimmer Biomet Holdings, Inc.	34,353,447

Health Care Providers & Services – 2.7%
368,555	Acadia Healthcare Co., Inc.*	17,299,972
380,803	Cardinal Health, Inc.	25,688,970
180,381	Laboratory Corp. of America Holdings*	28,296,368

		71,285,310

Hotels, Restaurants & Leisure – 1.2%
945,326	MGM Resorts International	31,157,945

Household Durables – 3.0%
43,425	Mohawk Industries, Inc.*	10,991,736
999,885	Newell Brands, Inc.	48,274,448
534,460	Toll Brothers, Inc.	20,822,562

		80,088,746

Insurance – 5.5%
399,732	Arch Capital Group Ltd.*	38,909,913
356,307	Brighthouse Financial, Inc.*	20,334,440
517,758	The Hartford Financial Services Group, Inc.	27,995,175

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
410,866	The Progressive Corp.	$19,097,052
439,816	Unum Group	21,190,335
268,344	W.R. Berkley Corp.	17,882,444

		145,409,359

Internet & Direct Marketing Retail – 1.3%
227,255	Expedia, Inc.	33,715,552

Internet Software & Services* – 1.4%
458,745	GoDaddy, Inc. Class A	20,560,951
416,434	Yelp, Inc.	17,740,088

		38,301,039

IT Services – 0.8%
241,621	DXC Technology Co.	20,537,785

Machinery – 4.7%
351,853	Stanley Black & Decker, Inc.	50,666,832
455,405	Terex Corp.	17,555,863
791,669	Trinity Industries, Inc.	22,831,734
492,149	Wabtec Corp.(a)	34,730,955

		125,785,384

Media – 4.5%
918,603	Discovery Communications, Inc. Class A*	20,402,173
454,291	DISH Network Corp. Class A*	26,026,331
226,032	Liberty Broadband Corp. Class C*	22,949,029
639,125	Liberty Media Corp-Liberty Formula One Class C*(a)	25,117,612
828,413	Viacom, Inc. Class B	23,692,612

		118,187,757

Metals & Mining – 2.3%
1,645,691	Freeport-McMoRan, Inc.*	24,323,313
1,071,147	Steel Dynamics, Inc.	36,901,014

		61,224,327

Mortgage Real Estate Investment Trusts (REITs) – 0.9%
1,048,878	Starwood Property Trust, Inc.	23,295,580

Multi-Utilities – 1.5%
326,244	SCANA Corp.	19,698,613
182,608	Sempra Energy	21,534,961

		41,233,574

Oil, Gas & Consumable Fuels – 7.4%
321,790	Andeavor	32,227,269
318,449	Cheniere Energy, Inc.*	13,626,433
768,286	EQT Corp.	47,894,949
1,598,926	Parsley Energy, Inc. Class A*	40,053,096
635,785	RSP Permian, Inc.*	19,950,933
1,037,743	The Williams Cos., Inc.	30,852,100
1,257,094	WPX Energy, Inc.*	12,558,369

		197,163,149

Common Stocks – (continued)
Personal Products* – 1.2%
409,753	Edgewell Personal Care Co.	31,116,643

Road & Rail – 1.1%
296,909	Old Dominion Freight Line, Inc.	29,661,209

Semiconductors & Semiconductor Equipment – 3.6%
2,849,339	Marvell Technology Group Ltd.	51,031,662
361,874	Mellanox Technologies Ltd.*(a)	16,989,984
360,761	Qorvo, Inc.*	26,414,920

		94,436,566

Specialty Retail – 1.2%
201,536	Burlington Stores, Inc.*	17,559,832
367,566	L Brands, Inc.	13,313,240

		30,873,072

Textiles, Apparel & Luxury Goods – 2.1%
761,606	Coach, Inc.	31,758,970
188,175	PVH Corp.	23,689,351

		55,448,321

TOTAL COMMON STOCKS
(Cost $2,455,404,956)		$2,653,727,745

Shares	Distribution Rate	Value
Investment Company(b) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,199,933	0.927%	$3,199,933
(Cost $3,199,933)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,458,604,889)		$2,656,927,678

Securities Lending Reinvestment Vehicle(b) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
50,158,515	0.927%	$50,158,515
(Cost $ 50,158,515)

TOTAL INVESTMENTS – 102.1%
(Cost $2,508,763,404)		$2,707,086,193

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%		(55,009,674)

NET ASSETS – 100.0%		$2,652,076,519

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 99.4%
Aerospace & Defense – 2.7%
251,464	Curtiss-Wright Corp.	$24,346,744
436,799	Esterline Technologies Corp.*	37,302,635
920,718	KLX, Inc.*	44,139,221
695,774	Mercury Systems, Inc.*	33,571,096
493,294	Moog, Inc. Class A*	37,865,247

		177,224,943

Air Freight & Logistics – 1.2%
333,665	Forward Air Corp.	17,340,570
985,237	XPO Logistics, Inc.*	60,296,504

		77,637,074

Airlines – 0.3%
566,550	SkyWest, Inc.	19,659,285
69,637	Spirit Airlines, Inc.*	2,371,140

		22,030,425

Auto Components – 0.8%
91,668	Cooper Tire & Rubber Co.	3,080,045
1,693,378	Dana, Inc.	40,759,608
197,302	Standard Motor Products, Inc.	8,701,018

		52,540,671

Automobiles(a) – 0.3%
482,395	Winnebago Industries, Inc.	17,438,579

Banks – 18.9%
634,408	Ameris Bancorp	27,945,672
970,518	BancorpSouth, Inc.	28,193,548
963,853	Banner Corp.	53,127,577
1,613,033	Boston Private Financial Holdings, Inc.	23,711,585
1,361,725	Brookline Bancorp, Inc.	19,540,754
233,501	Bryn Mawr Bank Corp.	9,561,866
1,536,692	CenterState Banks, Inc.	37,602,853
1,192,022	CoBiz Financial, Inc.	20,323,975
1,305,102	Columbia Banking System, Inc.	48,510,641
680,738	Community Bank System, Inc.	35,030,778
883,800	ConnectOne Bancorp, Inc.	20,150,640
307,271	CU Bancorp*	10,954,211
2,267,326	CVB Financial Corp.	46,933,648
942,237	First Financial Bankshares, Inc.(a)	37,736,592
1,023,147	First Merchants Corp.	40,178,983
1,376,472	First Midwest Bancorp, Inc.	29,016,030
754,258	Flushing Financial Corp.	20,621,414
1,209,183	Glacier Bancorp, Inc.	40,156,967
1,242,516	Great Western Bancorp, Inc.	44,631,175
516,989	Guaranty Bancorp	13,338,316
640,786	Heritage Financial Corp.	16,756,554
1,132,053	Home BancShares, Inc.	26,388,155
563,658	Independent Bank Corp.	39,061,499
449,954	Independent Bank Group, Inc.	25,039,940
584,190	Lakeland Financial Corp.	25,388,897
1,380,111	LegacyTexas Financial Group, Inc.	49,670,195
1,263,467	MB Financial, Inc.	50,248,083
238,890	National Commerce Corp.*	9,495,878

Common Stocks – (continued)
Banks – (continued)
142,737	PacWest Bancorp	6,444,576
1,054,495	Pinnacle Financial Partners, Inc.	65,589,589
521,344	Prosperity Bancshares, Inc.	31,150,304
1,077,715	Renasant Corp.	42,925,388
426,055	Sandy Spring Bancorp, Inc.	16,432,941
586,267	South State Corp.	48,220,461
816,537	State Bank Financial Corp.	21,940,349
625,414	Texas Capital Bancshares, Inc.*	46,436,990
480,194	The First of Long Island Corp.	12,845,190
319,497	Towne Bank	9,808,558
443,001	TriCo Bancshares	15,761,976
1,294,030	Webster Financial Corp.	60,405,320

		1,227,278,068

Building Products* – 0.8%
108,085	American Woodmark Corp.	8,949,438
810,832	Gibraltar Industries, Inc.	23,716,836
239,002	Patrick Industries, Inc.	17,686,148

		50,352,422

Capital Markets – 1.3%
419,787	Golub Capital BDC, Inc.	7,803,840
1,614,895	OM Asset Management PLC	22,818,466
876,315	Stifel Financial Corp.	41,844,041
624,631	Virtu Financial, Inc. Class A(a)	11,212,127

		83,678,474

Chemicals – 2.3%
254,800	GCP Applied Technologies, Inc.*	7,198,100
628,436	Minerals Technologies, Inc.	40,219,904
530,812	Olin Corp.	17,108,071
152,477	Quaker Chemical Corp.	21,227,848
321,499	Trinseo SA	21,508,283
2,191,594	Tronox Ltd. Class A	45,344,080

		152,606,286

Commercial Services & Supplies – 1.5%
794,604	ABM Industries, Inc.	35,304,256
822,793	Advanced Disposal Services, Inc.*	19,615,385
818,644	Mobile Mini, Inc.	24,763,981
345,634	US Ecology, Inc.	17,765,587

		97,449,209

Communications Equipment* – 1.7%
1,024,526	Extreme Networks, Inc.	11,710,332
664,007	Finisar Corp.	16,035,769
1,285,160	NetScout Systems, Inc.	42,088,990
3,928,283	Viavi Solutions, Inc.	39,439,962

		109,275,053

Construction & Engineering – 0.9%
535,775	EMCOR Group, Inc.	35,382,581
417,881	Granite Construction, Inc.	23,079,568

		58,462,149

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Construction Materials – 1.1%
346,754	Eagle Materials, Inc.	$33,721,826
1,191,240	Summit Materials, Inc. Class A*	35,189,230

		68,911,056

Containers & Packaging* – 0.5%
615,629	Berry Global Group, Inc.	34,622,975

Diversified Consumer Services – 0.1%
195,245	Adtalem Global Education, Inc.	6,677,379

Electric Utilities – 2.7%
541,110	IDACORP, Inc.	48,147,968
1,339,413	PNM Resources, Inc.	56,791,111
1,519,476	Portland General Electric Co.	72,190,305

		177,129,384

Electrical Equipment* – 0.2%
909,687	Thermon Group Holdings, Inc.	15,028,029

Electronic Equipment, Instruments & Components – 3.2%
516,954	Anixter International, Inc.*	38,151,205
956,249	CTS Corp.	21,515,603
595,931	II-VI, Inc.*	21,364,126
306,555	OSI Systems, Inc.*	25,462,458
478,380	SYNNEX Corp.	57,219,032
427,221	Tech Data Corp.*	47,118,204

		210,830,628

Energy Equipment & Services* – 0.6%
463,402	Basic Energy Services, Inc.	6,598,845
773,835	C&J Energy Services, Inc.	19,547,072
572,294	NCS Multistage Holdings, Inc.	11,308,529

		37,454,446

Equity Real Estate Investment Trusts (REITs) – 8.1%
2,190,390	Acadia Realty Trust	62,842,289
2,406,896	Chesapeake Lodging Trust	61,592,469
2,443,965	Columbia Property Trust, Inc.	51,323,265
986,541	CyrusOne, Inc.	62,181,679
876,765	Hudson Pacific Properties, Inc.	28,933,245
734,060	Life Storage, Inc.	54,019,475
582,219	National Health Investors, Inc.	46,682,319
2,466,031	Pebblebrook Hotel Trust	82,833,981
223,679	PS Business Parks, Inc.	30,221,270
1,242,799	RLJ Lodging Trust	25,079,684
471,858	Terreno Realty Corp.	17,104,853

		522,814,529

Food & Staples Retailing – 0.2%
429,219	SpartanNash Co.	10,575,956

Food Products – 1.8%
1,329,116	Snyder’s-Lance, Inc.	47,210,200
710,997	The Hain Celestial Group, Inc.*	28,596,300
3,266,014	The Simply Good Foods Co.*	38,702,266

		114,508,766

Common Stocks – (continued)
Gas Utilities – 1.8%
163,746	Chesapeake Utilities Corp.	13,009,620
1,235,868	New Jersey Resources Corp.	53,945,638
1,463,175	South Jersey Industries, Inc.	52,498,719

		119,453,977

Health Care Equipment & Supplies – 2.4%
637,213	CONMED Corp.	31,605,765
884,191	Halyard Health, Inc.*	40,045,010
123,550	ICU Medical, Inc.*	21,540,943
610,821	Integra LifeSciences Holdings Corp.*	31,145,763
455,861	Quidel Corp.*	15,927,783
575,819	Wright Medical Group NV*(a)	17,044,242

		157,309,506

Health Care Providers & Services – 1.4%
645,605	Acadia Healthcare Co., Inc.*	30,304,699
379,909	Almost Family, Inc.*	18,501,568
433,139	American Renal Associates Holdings, Inc.*(a)	6,206,882
536,599	AMN Healthcare Services, Inc.*	20,041,973
1,578,574	Kindred Healthcare, Inc.	12,786,449

		87,841,571

Health Care Technology* – 0.8%
2,713,162	Allscripts Healthcare Solutions, Inc.	35,650,949
1,077,830	HMS Holdings Corp.	19,099,147

		54,750,096

Hotels, Restaurants & Leisure – 3.3%
1,166,030	Boyd Gaming Corp.	30,829,833
335,100	Del Taco Restaurants, Inc.*	4,718,208
1,512,035	Extended Stay America, Inc.	29,620,766
1,631,351	Hilton Grand Vacations, Inc.*	59,136,474
196,627	ILG, Inc.	5,190,953
263,867	Marriott Vacations Worldwide Corp.	30,703,564
558,006	Red Rock Resorts, Inc. Class A	12,610,936
133,722	Vail Resorts, Inc.	30,481,930
339,206	Wingstop, Inc.	10,993,666

		214,286,330

Household Durables* – 1.1%
255,276	Meritage Homes Corp.	10,389,733
577,388	Taylor Morrison Home Corp. Class A	11,674,785
606,973	TopBuild Corp.	36,023,848
447,096	William Lyon Homes Class A	10,725,833

		68,814,199

Household Products(a) – 0.2%
103,543	Spectrum Brands Holdings, Inc.	11,385,588

Insurance – 4.4%
346,775	AMERISAFE, Inc.	18,656,495
2,548,688	CNO Financial Group, Inc.	56,963,177
115,686	Enstar Group Ltd.*	24,010,629

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
507,398	James River Group Holdings Ltd.	$20,235,032
588,525	Kinsale Capital Group, Inc.	22,275,671
775,117	Maiden Holdings Ltd.	5,619,598
642,644	National General Holdings Corp.	11,034,198
388,415	Primerica, Inc.	29,733,168
535,924	ProAssurance Corp.	28,537,953
529,415	RLI Corp.	28,334,291
775,546	Selective Insurance Group, Inc.	39,087,519

		284,487,731

Internet Software & Services* – 0.5%
854,176	Cornerstone OnDemand, Inc.	29,879,076

IT Services – 0.4%
703,996	Convergys Corp.	16,543,906
190,740	DST Systems, Inc.	9,790,684

		26,334,590

Machinery – 4.3%
455,699	CIRCOR International, Inc.	21,882,666
1,639,224	Federal Signal Corp.	30,637,096
789,835	ITT, Inc.	31,877,741
602,850	Kennametal, Inc.	21,099,750
150,472	RBC Bearings, Inc.*	16,592,547
1,393,327	Rexnord Corp.*	33,272,649
176,966	Standex International Corp.	16,891,405
249,765	Tennant Co.	15,223,177
758,625	Terex Corp.	29,244,994
105,440	The Greenbrier Cos., Inc.(a)	4,523,376
1,316,853	TriMas Corp.*	31,867,843
420,335	Watts Water Technologies, Inc. Class A	25,934,669

		279,047,913

Media – 1.8%
1,230,184	Live Nation Entertainment, Inc.*	49,158,153
309,061	MSG Networks, Inc. Class A*	6,629,358
649,452	Nexstar Media Group, Inc. Class A	39,097,010
1,422,988	WideOpenWest, Inc.*	22,824,728

		117,709,249

Metals & Mining – 2.0%
1,113,806	AK Steel Holding Corp.*(a)	6,237,314
209,079	Allegheny Technologies, Inc.(a)	4,355,116
87,999	Carpenter Technology Corp.	3,566,600
616,966	Century Aluminum Co.*	12,043,176
1,612,919	Cleveland-Cliffs, Inc.*	13,484,003
2,086,951	Commercial Metals Co.	39,422,504
1,879,075	Hecla Mining Co.	9,921,516
201,172	Kaiser Aluminum Corp.	19,376,887
155,451	Royal Gold, Inc.	14,500,469
971,385	Ryerson Holding Corp.*	8,353,911

		131,261,496

Mortgage Real Estate Investment Trusts (REITs) – 2.6%
1,464,686	Blackstone Mortgage Trust, Inc. Class A	45,917,906

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
1,797,286	Granite Point Mortgage Trust, Inc.*	34,400,054
1,961,723	PennyMac Mortgage Investment Trust	33,918,191
5,047,760	Two Harbors Investment Corp.	51,638,585

		165,874,736

Multi-Utilities – 1.4%
1,288,535	Black Hills Corp.	90,687,093

Oil, Gas & Consumable Fuels – 5.1%
4,811,184	Callon Petroleum Co.*	49,843,866
1,076,189	CONSOL Energy, Inc.*	15,658,550
2,090,085	Golar LNG Ltd.(a)	45,313,043
1,298,871	Jagged Peak Energy, Inc.*(a)	16,638,537
2,033,981	Oasis Petroleum, Inc.*	14,848,061
693,751	PDC Energy, Inc.*	27,285,227
1,626,394	Rice Energy, Inc.*	44,498,140
1,835,941	RSP Permian, Inc.*	57,611,829
2,604,645	SRC Energy, Inc.*	20,550,649
3,720,766	WPX Energy, Inc.*	37,170,452

		329,418,354

Paper & Forest Products – 0.3%
636,219	KapStone Paper & Packaging Corp.	14,232,219
394,326	Mercer International, Inc.	4,357,302

		18,589,521

Pharmaceuticals* – 0.3%
740,857	Impax Laboratories, Inc.	16,039,554
130,517	Prestige Brands Holdings, Inc.	6,618,517

		22,658,071

Professional Services* – 0.5%
685,021	On Assignment, Inc.	32,675,502

Real Estate Management & Development – 0.6%
1,975,987	Kennedy-Wilson Holdings, Inc.	38,136,549

Road & Rail – 1.6%
95,278	ArcBest Corp.	2,829,757
1,008,806	Knight Transportation, Inc.(a)	39,393,874
940,242	Marten Transport Ltd.	16,125,150
559,531	Saia, Inc.*	31,641,478
454,431	Swift Transportation Co.*	12,746,790

		102,737,049

Semiconductors & Semiconductor Equipment – 1.9%
1,156,905	Cree, Inc.*	28,147,499
1,920,106	Cypress Semiconductor Corp.(a)	26,286,251
1,588,480	Entegris, Inc.*	40,426,816
691,263	Semtech Corp.*	25,991,489

		120,852,055

Software* – 1.7%
756,546	Bottomline Technologies de, Inc.	22,930,909
586,492	CommVault Systems, Inc.	35,805,337
1,377,211	Verint Systems, Inc.	54,675,277

		113,411,523

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 2.2%
119,442	Abercrombie & Fitch Co. Class A	$1,521,691
1,523,059	American Eagle Outfitters, Inc.	18,200,555
358,387	Boot Barn Holdings, Inc.*	2,902,935
401,562	Burlington Stores, Inc.*	34,988,097
336,851	Lithia Motors, Inc. Class A	36,379,908
3,897,825	Office Depot, Inc.	16,721,669
643,257	Party City Holdco, Inc.*(a)	8,973,435
217,239	The Children’s Place, Inc.	23,059,920

		142,748,210

Textiles, Apparel & Luxury Goods – 0.4%
181,485	Columbia Sportswear Co.	10,397,276
491,654	Wolverine World Wide, Inc.	12,930,500

		23,327,776

Thrifts & Mortgage Finance – 2.6%
4,677,750	MGIC Investment Corp.*	53,560,237
852,766	OceanFirst Financial Corp.	21,285,039
397,818	Oritani Financial Corp.	6,384,979
1,088,230	Provident Financial Services, Inc.	27,042,516
1,207,725	Washington Federal, Inc.	37,741,406
526,271	WSFS Financial Corp.	23,524,314

		169,538,491

Trading Companies & Distributors – 2.6%
1,206,819	Beacon Roofing Supply, Inc.*	56,841,175
1,289,997	Foundation Building Materials, Inc.*	16,847,361
608,725	Herc Holdings, Inc.*(a)	25,700,370
567,533	Kaman Corp.	27,831,818
1,401,950	Univar, Inc.*	39,549,009

		166,769,733

TOTAL COMMON STOCKS
(Cost $5,181,842,551)		$6,444,512,486

Exchange Traded Funds – 0.3%
167,255	iShares Russell 2000 Value ETF (Cost $19,259,095)	$19,431,686

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $5,201,101,646)		$6,463,944,172

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
93,690,576	0.927%	93,690,576
(Cost $93,690,576)

TOTAL INVESTMENTS – 101.2%
(Cost $5,294,792,222)		$6,557,634,748

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(76,678,276)

NET ASSETS – 100.0%		$6,480,956,472

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 99.1%
Aerospace & Defense – 1.6%
3,545	Curtiss-Wright Corp.	$343,227
3,580	Huntington Ingalls Industries, Inc.	765,977
12,635	KLX, Inc.*	605,722

		1,714,926

Air Freight & Logistics* – 1.2%
22,149	XPO Logistics, Inc.	1,355,519

Airlines – 0.5%
5,019	JetBlue Airways Corp.*	99,426
12,838	SkyWest, Inc.	445,479
1,158	Spirit Airlines, Inc.*	39,430

		584,335

Automobiles – 0.3%
2,984	Thor Industries, Inc.	324,182

Banks – 11.7%
10,179	Bank of Hawaii Corp.	795,285
11,828	Bank of the Ozarks, Inc.	508,131
9,090	BOK Financial Corp.	731,563
14,847	Commerce Bancshares, Inc.	816,437
23,129	East West Bancorp, Inc.	1,280,653
5,581	First Republic Bank	541,636
15,864	Glacier Bancorp, Inc.	526,843
18,250	Home BancShares, Inc.	425,408
10,354	MB Financial, Inc.	411,779
18,566	PacWest Bancorp	838,255
13,162	Pinnacle Financial Partners, Inc.	818,676
11,407	Prosperity Bancshares, Inc.	681,568
8,213	Signature Bank*	1,054,056
8,669	South State Corp.	713,025
24,849	Synovus Financial Corp.	1,046,640
7,756	Texas Capital Bancshares, Inc.*	575,883
21,444	Webster Financial Corp.	1,001,006

		12,766,844

Building Products – 0.6%
3,931	Fortune Brands Home & Security, Inc.	245,805
13,478	JELD-WEN Holding, Inc.*	411,349

		657,154

Capital Markets – 2.0%
30,815	E*TRADE Financial Corp.*	1,263,723
18,566	OM Asset Management PLC	262,338
10,845	Stifel Financial Corp.	517,849
9,757	Virtu Financial, Inc. Class A	175,138

		2,219,048

Chemicals – 2.9%
28,464	Huntsman Corp.	756,289
3,967	Ingevity Corp.*	249,802
6,857	Minerals Technologies, Inc.	438,848
13,513	Olin Corp.	435,524
7,476	The Chemours Co.	366,847
11,758	Westlake Chemical Corp.	904,308

		3,151,618

Commercial Services & Supplies – 0.4%
6,879	Waste Connections, Inc.	458,760

Common Stocks – (continued)
Communications Equipment* – 1.3%
16,566	ARRIS International PLC	461,529
17,619	CommScope Holding Co., Inc.	582,484
13,162	NetScout Systems, Inc.	431,055

		1,475,068

Construction & Engineering – 1.1%
12,881	Jacobs Engineering Group, Inc.	701,885
3,545	Valmont Industries, Inc.	508,885

		1,210,770

Construction Materials – 1.0%
5,651	Eagle Materials, Inc.	549,560
112	Martin Marietta Materials, Inc.	23,743
16,476	Summit Materials, Inc. Class A*	486,701

		1,060,004

Containers & Packaging – 0.8%
9,967	Ardagh Group SA	207,214
12,284	Berry Global Group, Inc.*	690,852

		898,066

Electric Utilities – 2.9%
24,392	Alliant Energy Corp.	1,042,514
7,617	IDACORP, Inc.	677,761
16,671	Pinnacle West Capital Corp.	1,499,890

		3,220,165

Electrical Equipment – 0.5%
5,265	Hubbell, Inc.	593,839

Electronic Equipment, Instruments & Components – 1.8%
20,742	Keysight Technologies, Inc.*	847,518
5,721	SYNNEX Corp.	684,289
3,686	Tech Data Corp.*	406,529

		1,938,336

Energy Equipment & Services – 0.2%
13,864	Patterson-UTI Energy, Inc.	221,408

Equity Real Estate Investment Trusts (REITs) – 11.5%
60,646	Brixmor Property Group, Inc.	1,135,293
44,503	Columbia Property Trust, Inc.	934,563
51,557	Empire State Realty Trust, Inc. Class A	1,049,185
11,617	Federal Realty Investment Trust	1,474,546
21,339	Highwoods Properties, Inc.	1,114,536
5,581	Life Storage, Inc.	410,706
29,902	Mid-America Apartment Communities, Inc.	3,183,367
9,698	National Health Investors, Inc.	777,585
38,466	Pebblebrook Hotel Trust	1,292,073
3,089	PS Business Parks, Inc.	417,355
36,255	RLJ Lodging Trust	731,626

		12,520,835

Food & Staples Retailing* – 0.4%
16,063	US Foods Holding Corp.	440,929

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Food Products – 1.0%
913	Pinnacle Foods, Inc.	$54,150
10,494	Snyder’s-Lance, Inc.	372,747
17,128	The Hain Celestial Group, Inc.*	688,888

		1,115,785

Gas Utilities – 2.0%
16,426	Atmos Energy Corp.	1,446,145
15,794	New Jersey Resources Corp.	689,408

		2,135,553

Health Care Equipment & Supplies – 1.8%
4,528	Hill-Rom Holdings, Inc.	348,475
7,020	NuVasive, Inc.*	438,610
7,160	STERIS PLC	624,065
2,555	Teleflex, Inc.	541,021

		1,952,171

Health Care Providers & Services – 1.9%
21,128	Acadia Healthcare Co., Inc.*	991,748
11,652	Envision Healthcare Corp.*	610,681
6,002	MEDNAX, Inc.*	269,190
6,739	Patterson Cos., Inc.	259,452

		2,131,071

Health Care Technology* – 0.6%
27,516	Allscripts Healthcare Solutions, Inc.	361,560
2,317	athenahealth, Inc.	326,535

		688,095

Hotels, Restaurants & Leisure – 2.7%
28,779	Hilton Grand Vacations, Inc.*	1,043,239
8,143	ILG, Inc.	214,975
2,423	Marriott Vacations Worldwide Corp.	281,940
28,850	MGM Resorts International	950,896
1,931	Vail Resorts, Inc.	440,172

		2,931,222

Household Durables – 0.5%
15,969	D.R. Horton, Inc.	577,279

Household Products(a) – 0.2%
2,141	Spectrum Brands Holdings, Inc.	235,424

Industrial Conglomerates – 0.9%
10,179	Carlisle Cos., Inc.	963,849

Insurance – 6.7%
13,933	American Financial Group, Inc.	1,418,519
11,723	Arch Capital Group Ltd.*	1,141,117
31,306	CNO Financial Group, Inc.	699,689
6,353	Primerica, Inc.	486,322
11,828	ProAssurance Corp.	629,841
7,721	The Hanover Insurance Group, Inc.	758,048
11,442	Torchmark Corp.	880,691
6,488	Validus Holdings Ltd.	325,373
14,004	W.R. Berkley Corp.	933,226

		7,272,826

Common Stocks – (continued)
Internet & Direct Marketing Retail* – 1.1%
12,214	Liberty Expedia Holdings, Inc. Class A	667,984
8,213	Liberty Ventures Series A	505,592

		1,173,576

Internet Software & Services* – 0.8%
13,829	Cornerstone OnDemand, Inc.	483,738
3,072	IAC/InterActiveCorp.	348,703

		832,441

IT Services – 1.7%
11,477	Booz Allen Hamilton Holding Corp.	391,481
10,916	DST Systems, Inc.	560,318
10,494	Leidos Holdings, Inc.	612,010
4,493	Total System Services, Inc.	310,556

		1,874,365

Leisure Products – 0.4%
7,968	Brunswick Corp.	418,161

Life Sciences Tools & Services – 0.7%
11,126	PerkinElmer, Inc.	745,331

Machinery – 4.5%
26,954	Colfax Corp.*	1,074,926
14,671	Flowserve Corp.	576,277
16,461	ITT, Inc.	664,366
18,496	Terex Corp.	713,021
35,729	Trinity Industries, Inc.	1,030,424
13,617	Xylem, Inc.	845,207

		4,904,221

Media – 1.9%
3,790	Liberty Broadband Corp. Class C*	384,799
23,445	Live Nation Entertainment, Inc.*	936,862
12,319	Nexstar Media Group, Inc. Class A	741,604

		2,063,265

Metals & Mining – 3.1%
15,302	Alcoa Corp.	671,452
25,270	Commercial Metals Co.	477,350
3,790	Reliance Steel & Aluminum Co.	274,472
5,475	Royal Gold, Inc.	510,708
39,097	Steel Dynamics, Inc.	1,346,891
5,334	United States Steel Corp.(a)	141,938

		3,422,811

Mortgage Real Estate Investment Trusts (REITs) – 1.7%
37,483	PennyMac Mortgage Investment Trust	648,081
22,567	Starwood Property Trust, Inc.	501,213
71,738	Two Harbors Investment Corp.	733,880

		1,883,174

Multi-Utilities – 1.3%
13,302	CMS Energy Corp.	645,679
11,687	Vectren Corp.	766,784

		1,412,463

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Multiline Retail – 0.5%
14,355	Kohl’s Corp.	$571,042

Oil, Gas & Consumable Fuels – 6.4%
7,546	Andeavor	755,732
41,835	Callon Petroleum Co.*	433,411
12,846	Cheniere Energy, Inc.*	549,680
13,372	EQT Corp.	833,610
25,305	Golar LNG Ltd.	548,612
37,694	Parsley Energy, Inc. Class A*	944,235
14,284	Plains GP Holdings LP Class A	321,104
29,201	RSP Permian, Inc.*	916,327
19,233	Targa Resources Corp.	857,215
80,651	WPX Energy, Inc.*	805,704

		6,965,630

Personal Products* – 0.4%
5,300	Edgewell Personal Care Co.	402,482

Pharmaceuticals* – 0.3%
7,968	Catalent, Inc.	328,999

Real Estate Management & Development – 0.5%
27,656	Kennedy-Wilson Holdings, Inc.	533,761

Road & Rail – 2.0%
23,725	Knight Transportation, Inc.(a)	926,461
3,088	Landstar System, Inc.	288,265
7,933	Old Dominion Freight Line, Inc.	792,507
7,719	Swift Transportation Co.*	216,518

		2,223,751

Semiconductors & Semiconductor Equipment – 2.7%
60,822	Cypress Semiconductor Corp.	832,653
64,402	Marvell Technology Group Ltd.	1,153,440
5,265	Microchip Technology, Inc.	457,002
14,355	Versum Materials, Inc.	530,130

		2,973,225

Software – 2.1%
46,082	Nuance Communications, Inc.*	740,538
19,479	SS&C Technologies Holdings, Inc.	754,032
20,321	Verint Systems, Inc.*	806,743

		2,301,313

Specialty Retail – 1.5%
30,233	American Eagle Outfitters, Inc.	361,284
9,231	Burlington Stores, Inc.*	804,297
3,370	Lithia Motors, Inc. Class A	363,960
18,530	Office Depot, Inc.	79,494

		1,609,035

Textiles, Apparel & Luxury Goods – 0.4%
5,230	Carter’s, Inc.	453,493

Thrifts & Mortgage Finance – 1.0%
55,382	MGIC Investment Corp.*	634,124
14,039	Washington Federal, Inc.	438,719

		1,072,843

Common Stocks – (continued)
Trading Companies & Distributors* – 2.5%
13,907	Beacon Roofing Supply, Inc.	655,020
9,687	United Rentals, Inc.	1,143,647
33,377	Univar, Inc.	941,565

		2,740,232

Water Utilities – 0.6%
20,918	Aqua America, Inc.	698,661

TOTAL COMMON STOCKS
(Cost $104,538,945)		$108,419,356

Shares	Distribution Rate	Value
Investment Companies(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
39	0.927%	$39
(Cost $39)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $104,538,984)		$108,419,395

Securities Lending Reinvestment Vehicle(b) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
952,271	0.927%	$952,271
(Cost $952,271)

TOTAL INVESTMENTS – 100.0%
(Cost $105,491,255)		$109,371,666

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(31,177)

NET ASSETS – 100.0%		$109,340,489

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2017

	Equity Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $343,474,445, $4,711,940, $724,685,585, $2,455,404,956, $5,201,101,646 and $104,538,945)	$382,205,761
Investments of affiliated issuers, at value (cost $4,642, $61,761, $11,928,930, $3,199,933, $0 and $39)	4,642
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $5,493,780, $95,910, $8,376,426, $50,158,515, $93,690,576 and $952,271) (a)	5,493,780
Cash	4,473,825
Receivables:
Dividends and interest	1,679,083
Reimbursement from investment adviser	79,088
Foreign tax reclaims	41,050
Fund shares sold	8,069
Securities lending income	1,817
Investments sold	—
Other assets	973
Total assets	393,988,088

Liabilities:
Payables:
Payable upon return of securities loaned	5,493,780
Management fees	228,042
Fund shares redeemed	177,073
Distribution and Service fees and Transfer Agency fees	141,933
Investments purchased	4,642
Payable from investment adviser	—
Accrued expenses	126,364
Total liabilities	6,171,834

Net Assets:
Paid-in capital	433,516,978
Undistributed net investment income	1,610,857
Accumulated net realized gain (loss)	(86,042,897)
Net unrealized gain	38,731,316
NET ASSETS	$387,816,254
Net Assets:
Class A	$327,650,049
Class C	18,460,354
Institutional	37,414,964
Service	85,568
Investor	2,623,081
Class R	1,570,982
Class R6	11,256
Total Net Assets	$387,816,254
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	9,316,316
Class C	551,042
Institutional	1,046,108
Service	2,425
Investor	74,685
Class R	44,915
Class R6	315
Net asset value, offering and redemption price per share:(b)
Class A	$35.17
Class C	33.50
Institutional	35.77
Service	35.28	(c)
Investor	35.12
Class R	34.98
Class R6	35.76	(c)

(a)	Includes loaned securities having a market value of $5,355,584, $93,886, $8,169,021, $48,940,898, $91,404,781 and $929,329 for the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $37.22, $11.75, $18.25, $40.50, $59.93 and $13.09, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Focused Value Fund	Large Cap Value Fund		Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$4,872,526	$827,876,283		$2,653,727,745	$6,463,944,172	$108,419,356
61,761	11,928,930		3,199,933	—	39
95,910	8,376,426		50,158,515	93,690,576	952,271
74,971	12,896,816		40,162,280	27,332,782	969,381

14,061	2,841,439		4,018,285	3,345,537	114,133
14,622	31,079		—	142,888	—
320	58,868		—	—	—
—	93,042		304,603	10,771,988	251,186
17	1,637		12,600	36,170	520
—	—		1,385,299	58,533,389	734,074
32	2,289		10,511	24,708	146
5,134,220	864,106,809		2,752,979,771	6,657,822,210	111,441,106

95,910	8,376,426		50,158,515	93,690,576	952,271
2,815	553,062		1,701,644	4,944,950	74,045
—	680,065		26,985,558	7,975,670	1,288
247	111,512		506,589	621,033	5,239
95	625		21,220,899	69,344,280	955,135
—	—		—	—	2,134
50,295	176,953		330,047	289,229	110,505
149,362	9,898,643		100,903,252	176,865,738	2,100,617

4,472,443	682,447,259		2,212,852,564	4,649,176,383	101,862,146
42,096	9,924,598		7,044,108	10,760,962	614,163
309,733	58,645,611		233,857,058	558,176,601	2,983,769
160,586	103,190,698		198,322,789	1,262,842,526	3,880,411
$4,984,858	$854,208,166		$2,652,076,519	$6,480,956,472	$109,340,489

$50,081	$153,608,104		$851,680,910	$851,496,722	$1,497,035
48,457	39,402,761		102,928,124	37,356,837	1,126,474
4,801,643	645,551,892		1,424,886,244	4,393,986,300	42,084,747
—	2,913,732		87,437,905	145,996,126	—
28,290	6,516,488		77,445,580	168,986,071	3,249,585
27,995	6,204,165		34,193,172	124,039,144	131,194
28,392	11,024		73,504,584	759,095,272	61,251,454
$4,984,858	$854,208,166		$2,652,076,519	$6,480,956,472	$109,340,489

4,512	8,905,973		22,254,282	15,035,400	121,012
4,386	2,386,586		2,967,773	839,512	92,779
430,957	37,065,071		36,837,646	72,288,445	3,367,049
—	169,958		2,324,699	2,652,416	—
2,542	377,083		2,061,608	3,000,490	261,133
2,525	367,965		917,079	2,230,953	10,627
2,547	632		1,901,063	12,490,690	4,897,988

$11.10	$17.25		$38.27	$56.63	$12.37
11.05	16.51		34.68	44.50	12.14
11.14	17.42		38.68	60.78	12.50
—	17.14		37.61	55.04	—
11.13	17.28		37.57	56.32	12.44
11.09	16.86		37.28	55.60	12.35
11.15	17.45	(c)	38.66	60.77	12.51

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2017

Equity Income Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,114, $422, $94,609, $63,703, $3,294 and $1,735)	$11,815,265
Dividends — affiliated issuers	25,901
Interest	15,511
Securities lending income — affiliated issuer	7,060
Total investment income	11,863,737

Expenses:
Management fees	2,858,150
Distribution and Service fees(a)	1,090,700
Transfer Agency fees(a)	717,890
Professional fees	112,000
Registration fees	101,077
Printing and mailing costs	86,647
Custody, accounting and administrative services	74,180
Trustee fees	17,994
Service Share fees — Service Plan	658
Service Share fees — Shareholder Administration Plan	658
Other	27,652
Total expenses	5,087,606
Less — expense reductions	(451,004)
Net expenses	4,636,602
NET INVESTMENT INCOME	7,227,135

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $21,282, $119, $134,714, $187,759, $333,569 and $1,201)	33,457,057
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,659,812)
Net realized and unrealized gain	31,797,245
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,024,380

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class R6	Service	Investor	Class R
Equity Income	$867,742	$215,293	$7,665	$656,309	$40,726	$14,423	$4	$105	$3,425	$2,898
Focused Value	99	394	134	75	73	1,477	6	—	51	51
Large Cap Value	457,640	424,768	34,218	346,303	80,323	318,842	14,635	1,289	9,727	12,942
Mid Cap Value	2,679,893	1,257,244	191,043	2,028,423	237,873	983,115	54,843	42,092	351,860	72,265
Small Cap Value	2,318,774	447,058	646,591	1,754,005	84,579	1,844,619	117,657	54,425	336,764	244,508
Small/Mid Cap Value	3,098	9,954	649	2,341	1,881	17,015	6,013	—	5,754	245

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Focused Value Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$80,775	$24,805,353	$71,365,288	$106,550,241	$1,350,593
537	48,299	206,627	65,946	2,456
67	13,866	31,265	11,253	1,026
122	10,244	94,694	336,886	4,670
81,501	24,877,762	71,697,874	106,964,326	1,358,745

28,892	8,234,934	30,301,556	60,581,462	638,017
627	916,626	4,128,180	3,412,423	13,701
1,733	784,061	3,770,471	4,436,557	33,249
82,969	120,867	79,214	80,864	78,617
87,786	95,208	152,200	220,609	82,571
23,931	49,136	328,127	258,132	21,836
33,073	122,137	274,948	387,875	65,968
17,363	19,190	23,182	26,990	17,436
—	8,056	263,075	340,156	—
—	8,056	263,075	340,156	—
9,909	42,415	100,652	140,292	10,809
286,283	10,400,686	39,684,680	70,225,516	962,204
(257,339)	(531,595)	(68,737)	(2,279,873)	(312,484)
28,944	9,869,091	39,615,943	67,945,643	649,720
52,557	15,008,671	32,081,931	39,018,683	709,025

477,994	149,879,990	906,847,744	753,390,574	4,700,498

(66,919)	(58,122,597)	(481,033,601)	(78,347,827)	(19,800)
411,075	91,757,393	425,814,143	675,042,747	4,680,698
$463,632	$106,766,064	$457,896,074	$714,061,430	$5,389,723

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Equity Income Fund
	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income	$7,227,135	$9,129,312
Net realized gain (loss)	33,457,057	(1,546,227)
Net change in unrealized gain (loss)	(1,659,812)	27,651,809
Net increase in net assets resulting from operations	39,024,380	35,234,894

Distributions to shareholders:
From net investment income
Class A Shares	(5,822,762)	(7,510,203)
Class C Shares	(214,913)	(341,165)
Institutional Shares	(728,388)	(727,273)
Service Shares	(3,815)	(5,397)
Investor Shares	(31,786)	(12,891)
Class R Shares	(21,663)	(24,426)
Class R6 Shares	(221)	(234)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Investor Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(6,823,548)	(8,621,589)

From share transactions:
Proceeds from sales of shares	31,513,018	20,994,089
Reinvestment of distributions	6,658,236	8,417,238
Cost of shares redeemed	(97,892,013)	(64,767,655)
Net increase (decrease) in net assets resulting from share transactions	(59,720,759)	(35,356,328)
TOTAL INCREASE (DECREASE)	(27,519,927)	(8,743,023)

Net assets:
Beginning of year	415,336,181	424,079,204
End of year	$387,816,254	$415,336,181
Undistributed net investment income	$1,610,857	$1,894,053

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Focused Value Fund		Large Cap Value Fund
For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

$52,557	$47,668	$15,008,671	$23,490,510
477,994	(162,280)	149,879,990	(79,500,175)
(66,919)	366,284	(58,122,597)	155,911,654
463,632	251,672	106,766,064	99,901,989

(365)	(81)	(3,168,556)	(1,835,132)
(80)	(9)	(479,583)	(16,247)
(45,341)	(13,283)	(15,369,112)	(10,860,853)
—	—	(46,424)	(27,148)
(317)	(105)	(60,284)	(63,987)
(198)	(57)	(99,802)	(44,370)
(359)	(122)	(2,620,640)	(1,585,777)

—	—	—	(20,098,855)
—	—	—	(3,706,735)
—	—	—	(77,563,606)
—	—	—	(354,118)
—	—	—	(531,543)
—	—	—	(683,585)
—	—	—	(10,757,503)
(46,660)	(13,657)	(21,844,401)	(128,129,459)

1,234,469	1,241,520	362,065,594	315,581,215
46,660	13,656	20,260,815	120,394,537
(43,078)	(20,643)	(893,886,974)	(460,476,523)
1,238,051	1,234,533	(511,560,565)	(24,500,771)
1,655,023	1,472,548	(426,638,902)	(52,728,241)

3,329,835	1,857,287	1,280,847,068	1,333,575,309
$4,984,858	$3,329,835	$854,208,166	$1,280,847,068
$42,096	$36,199	$9,924,598	$18,222,853

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income	$32,081,931	$85,311,197
Net realized gain (loss)	906,847,744	(616,500,387)
Net change in unrealized gain (loss)	(481,033,601)	659,084,221
Net increase in net assets resulting from operations	457,896,074	127,895,031

Distributions to shareholders:
From net investment income
Class A Shares	(11,704,983)	(5,185,015)
Class C Shares	(608,413)	—
Institutional Shares	(43,679,489)	(38,827,756)
Service Shares	(1,007,350)	(392,088)
Investor Shares	(2,803,522)	(1,578,650)
Class R Shares	(350,898)	(58,485)
Class R6 Shares	(5,955,039)	(2,752,664)
From net realized gains
Class A Shares	—	(198,998,854)
Class C Shares	—	(20,878,172)
Institutional Shares	—	(584,837,789)
Service Shares	—	(24,166,112)
Investor Shares	—	(31,136,007)
Class R Shares	—	(4,906,942)
Class R6 Shares	—	(37,233,452)
Total distributions to shareholders	(66,109,694)	(950,951,986)

From share transactions:
Proceeds from sales of shares	749,627,451	1,696,909,879
Reinvestment of distributions	60,932,584	863,240,443
Cost of shares redeemed	(4,514,654,937)	(4,266,756,472)
Net increase (decrease) in net assets resulting from share transactions	(3,704,094,902)	(1,706,606,150)
TOTAL INCREASE (DECREASE)	(3,312,308,522)	(2,529,663,105)

Net assets:
Beginning of year	5,964,385,041	8,494,048,146
End of year	$2,652,076,519	$5,964,385,041
Undistributed net investment income	$7,044,108	$43,940,194

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Small Cap Value Fund		Small/Mid Cap Value Fund
For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

$39,018,683	$41,052,168	$709,025	$400,670
753,390,574	84,626,845	4,700,498	(1,516,138)
(78,347,827)	521,918,591	(19,800)	4,624,271
714,061,430	647,597,604	5,389,723	3,508,803

(3,930,212)	(2,980,112)	(8,340)	(434)
—	(9)	(1,887)	—
(33,806,922)	(30,748,151)	(435,647)	(61,810)
(405,224)	(294,661)	—	—
(1,144,758)	(951,071)	(17,996)	(10,063)
(268,369)	(64,171)	(338)	—
(3,388,115)	(357,573)	(99)	(19)

(29,858,961)	(44,642,227)	—	(3,634)
(1,859,091)	(3,294,839)	—	(1,782)
(135,269,543)	(194,855,378)	—	(130,208)
(3,933,444)	(6,631,448)	—	—
(5,441,781)	(7,430,439)	—	(25,440)
(4,176,976)	(6,298,200)	—	(294)
(12,010,906)	(2,172,148)	—	(48)
(235,494,302)	(300,720,427)	(464,307)	(233,732)

2,157,143,285	1,486,570,672	87,159,431	29,746,543
225,307,017	287,034,432	462,700	233,709
(2,554,716,042)	(1,885,709,406)	(27,116,773)	(16,212,125)
(172,265,740)	(112,104,302)	60,505,358	13,768,127
306,301,388	234,772,875	65,430,774	17,043,198

6,174,655,084	5,939,882,209	43,909,715	26,866,517
$6,480,956,472	$6,174,655,084	$109,340,489	$43,909,715
$10,760,962	$16,206,480	$614,163	$378,040

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$32.53	$0.61	$2.60	$3.21	$(0.57)
2017 - C	31.01	0.33	2.48	2.81	(0.32)
2017 - Institutional	33.07	0.77	2.64	3.41	(0.71)
2017 - Service	32.53	0.57	2.61	3.18	(0.43)
2017 - Investor(e)	32.49	0.75	2.55	3.30	(0.67)
2017 - R	32.35	0.53	2.59	3.12	(0.49)
2017 - R6	33.06	0.77	2.64	3.41	(0.71)
2016 - A	30.47	0.68	2.02	2.70	(0.64)
2016 - C	29.08	0.43	1.93	2.36	(0.43)
2016 - Institutional	30.96	0.82	2.06	2.88	(0.77)
2016 - Service	30.46	0.65	2.02	2.67	(0.60)
2016 - Investor(e)	30.41	0.76	2.02	2.78	(0.70)
2016 - R	30.32	0.60	2.00	2.60	(0.57)
2016 - R6	30.97	0.82	2.04	2.86	(0.77)
2015 - A	32.21	0.55	(1.80)	(1.25)	(0.49)
2015 - C	30.77	0.29	(1.72)	(1.43)	(0.26)
2015 - Institutional	32.72	0.69	(1.83)	(1.14)	(0.62)
2015 - Service	32.20	0.51	(1.79)	(1.28)	(0.46)
2015 - Investor(e)	32.15	0.62	(1.79)	(1.17)	(0.57)
2015 - R	32.05	0.46	(1.78)	(1.32)	(0.41)
2015 - R6 (Commenced July 31, 2015)	33.24	0.08	(2.35)	(2.27)	—
2014 - A	26.70	0.42	5.48	5.90	(0.39)
2014 - C	25.54	0.19	5.23	5.42	(0.19)
2014 - Institutional	27.12	0.55	5.56	6.11	(0.51)
2014 - Service	26.69	0.39	5.48	5.87	(0.36)
2014 - Investor(e)	26.65	0.51	5.46	5.97	(0.47)
2014 - R	26.60	0.35	5.45	5.80	(0.35)
2013 - A	21.68	0.29	5.02	5.31	(0.29)
2013 - C	20.78	0.11	4.80	4.91	(0.15)
2013 - Institutional	22.01	0.40	5.09	5.49	(0.38)
2013 - Service	21.66	0.27	5.02	5.29	(0.26)
2013 - Investor(e)	21.64	0.38	4.97	5.35	(0.34)
2013 - R	21.60	0.23	5.00	5.23	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$35.17	9.93%	$327,650	1.13%		1.24%		1.77%		43%
33.50	9.10	18,460	1.88		1.99		1.02		43
35.77	10.38	37,415	0.73		0.84		2.19		43
35.28	9.84	86	1.23		1.33		1.66		43
35.12	10.21	2,623	0.88		1.00		2.17		43
34.98	9.68	1,571	1.38		1.49		1.54		43
35.76	10.39	11	0.73		0.84		2.20		43
32.53	9.01	359,003	1.13		1.26		2.22		61
31.01	8.21	22,371	1.88		2.01		1.47		61
33.07	9.46	31,409	0.73		0.86		2.61		61
32.53	8.88	324	1.23		1.36		2.11		61
32.49	9.27	743	0.88		1.01		2.47		61
32.35	8.71	1,477	1.38		1.51		1.96		61
33.06	9.40	10	0.73		0.86		2.62		61
30.47	(3.98)	369,115	1.14		1.22		1.68		47
29.08	(4.70)	23,534	1.89		1.97		0.93		47
30.96	(3.59)	29,243	0.74		0.82		2.09		47
30.46	(4.06)	397	1.24		1.32		1.58		47
30.41	(3.74)	614	0.89		0.97		1.90		47
30.32	(4.19)	1,167	1.39		1.47		1.44		47
30.97	(6.83)	9	0.69	(d)	0.84	(d)	2.79	(d)	47
32.21	22.27	414,276	1.18		1.24		1.42		40
30.77	21.32	26,742	1.93		1.99		0.67		40
32.72	22.73	29,476	0.78		0.84		1.82		40
32.20	22.12	368	1.28		1.34		1.33		40
32.15	22.58	3,937	0.93		0.98		1.71		40
32.05	21.94	1,462	1.43		1.49		1.16		40
26.70	24.68	379,500	1.19		1.24		1.21		83
25.54	23.77	24,154	1.94		1.99		0.46		83
27.12	25.20	19,279	0.79		0.84		1.60		83
26.69	24.62	356	1.29		1.34		1.09		83
26.65	24.98	2,158	0.94		1.01		1.54		83
26.60	24.41	609	1.44		1.49		0.94		83

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$9.89	$0.10		$1.22	$1.32	$(0.11)
2017 - C	9.84	0.03		1.21	1.24	(0.03)
2017 - Institutional	9.92	0.15		1.21	1.36	(0.14)
2017 - Investor(f)	9.91	0.13		1.22	1.35	(0.13)
2017 - R	9.88	0.07		1.22	1.29	(0.08)
2017 - R6	9.92	0.15		1.22	1.37	(0.14)
2016 - A	9.28	0.12		0.52	0.64	(0.03)
2016 - C	9.28	0.05		0.51	0.56	— (d)
2016 - Institutional	9.29	0.16		0.52	0.68	(0.05)
2016 - Investor(f)	9.29	0.15		0.51	0.66	(0.04)
2016 - R	9.28	0.10		0.52	0.62	(0.02)
2016 - R6	9.29	0.16		0.52	0.68	(0.05)

FOR THE PERIOD ENDED AUGUST 31,
2015 - A (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - C (Commenced July 31, 2015)	10.00	—	(d)	(0.72)	(0.72)	—
2015 - Institutional (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—
2015 - Investor (Commenced July 31, 2015) (f)	10.00	0.01		(0.72)	(0.71)	—
2015 - R (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - R6 (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.10	13.42%	$50	1.13%		7.96%		0.95%		126%
11.05	12.64	48	1.88		8.66		0.25		126
11.14	13.79	4,802	0.73		7.40		1.39		126
11.13	13.65	28	0.88		7.61		1.20		126
11.09	13.08	28	1.38		8.12		0.70		126
11.15	13.91	28	0.71		7.46		1.37		126
9.89	6.93	25	1.13		14.54		1.33		161
9.84	6.06	25	1.88		15.30		0.58		161
9.92	7.33	3,206	0.73		13.52		1.73		161
9.91	7.26	25	0.88		14.28		1.58		161
9.88	6.60	25	1.38		14.79		1.08		161
9.92	7.34	25	0.71		14.11		1.75		161

9.28	(7.20)	23	1.13	(e)	25.55	(e)	0.97	(e)	2
9.28	(7.20)	23	1.89	(e)	26.30	(e)	0.21	(e)	2
9.29	(7.10)	1,741	0.74	(e)	25.15	(e)	1.37	(e)	2
9.29	(7.20)	23	0.89	(e)	25.30	(e)	1.21	(e)	2
9.28	(7.10)	23	1.39	(e)	25.80	(e)	0.71	(e)	2
9.29	(7.10)	23	0.72	(e)	25.14	(e)	1.39	(e)	2

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$16.08	$0.19		$1.26	$1.45	$(0.28)	$—	$(0.28)
2017 - C	15.43	0.07		1.19	1.26	(0.18)	—	(0.18)
2017 - Institutional	16.25	0.25		1.27	1.52	(0.35)	—	(0.35)
2017 - Service	15.99	0.17		1.23	1.40	(0.25)	—	(0.25)
2017 - Investor(f)	16.11	0.25		1.23	1.48	(0.31)	—	(0.31)
2017 - R	15.73	0.15		1.22	1.37	(0.24)	—	(0.24)
2017 - R6	16.25	0.21		1.34	1.55	(0.35)	—	(0.35)
2016 - A	16.45	0.24		0.95	1.19	(0.12)	(1.44)	(1.56)
2016 - C	15.83	0.12		0.93	1.05	(0.01)	(1.44)	(1.45)
2016 - Institutional	16.61	0.30		0.97	1.27	(0.19)	(1.44)	(1.63)
2016 - Service	16.36	0.22		0.96	1.18	(0.11)	(1.44)	(1.55)
2016 - Investor(f)	16.47	0.27		0.97	1.24	(0.16)	(1.44)	(1.60)
2016 - R	16.12	0.20		0.94	1.14	(0.09)	(1.44)	(1.53)
2016 - R6	16.61	0.31		0.96	1.27	(0.19)	(1.44)	(1.63)
2015 - A	18.50	0.16		(1.11)	(0.95)	(0.14)	(0.96)	(1.10)
2015 - C	17.86	0.03		(1.08)	(1.05)	(0.02)	(0.96)	(0.98)
2015 - Institutional	18.67	0.24		(1.12)	(0.88)	(0.22)	(0.96)	(1.18)
2015 - Service	18.42	0.15		(1.11)	(0.96)	(0.14)	(0.96)	(1.10)
2015 - Investor(f)	18.34	0.21		(1.12)	(0.91)	—	(0.96)	(0.96)
2015 - R	18.17	0.12		(1.09)	(0.97)	(0.12)	(0.96)	(1.08)
2015 - R6 (Commenced July 31, 2015)	17.88	0.03		(1.30)	(1.27)	—	—	—
2014 - A	15.06	0.13		3.41	3.54	(0.10)	—	(0.10)
2014 - C	14.56	—	(e)	3.31	3.31	(0.01)	—	(0.01)
2014 - Institutional	15.20	0.19		3.45	3.64	(0.17)	—	(0.17)
2014 - Service	14.99	0.11		3.40	3.51	(0.08)	—	(0.08)
2014 - Investor(f)	14.94	0.17		3.38	3.55	(0.15)	—	(0.15)
2014 - R	14.80	0.08		3.36	3.44	(0.07)	—	(0.07)
2013 - A	12.13	0.12		2.95	3.07	(0.14)	—	(0.14)
2013 - C	11.74	0.01		2.86	2.87	(0.05)	—	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)	—	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)	—	(0.11)
2013 - Investor(f)	12.05	0.15		2.92	3.07	(0.18)	—	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$17.25	9.04%	$153,608	1.14%		1.22%		1.14%	124%
16.51	8.18	39,403	1.89		1.97		0.41	124
17.42	9.41	645,552	0.78		0.82		1.46	124
17.14	8.80	2,914	1.28		1.32		1.01	124
17.28	9.26	6,516	0.88		0.97		1.47	124
16.86	8.73	6,204	1.39		1.47		0.90	124
17.45	9.63	11	0.76		0.79		1.27	124
16.08	7.73	197,754	1.18		1.22		1.54	116
15.43	7.01	41,587	1.93		1.97		0.79	116
16.25	8.17	905,400	0.78		0.82		1.93	116
15.99	7.67	3,549	1.28		1.32		1.45	116
16.11	8.05	3,654	0.93		0.97		1.77	116
15.73	7.51	7,130	1.43		1.47		1.30	116
16.25	8.21	121,773	0.76		0.80		2.05	116
16.45	(5.51)	234,810	1.17		1.20		0.92	79
15.83	(6.28)	42,221	1.92		1.95		0.16	79
16.61	(5.13)	1,037,653	0.77		0.80		1.31	79
16.36	(5.63)	4,294	1.27		1.30		0.84	79
16.47	(5.29)	6,878	0.92		0.95		1.17	79
16.12	(5.77)	7,710	1.42		1.45		0.66	79
16.61	(7.10)	9	0.77	(d)	0.81	(d)	2.01 (d)	79
18.50	23.62	260,256	1.19		1.20		0.74	67
17.86	22.73	45,535	1.94		1.95		(0.01)	67
18.67	24.15	1,206,895	0.79		0.80		1.14	67
18.42	23.53	3,185	1.29		1.30		0.64	67
18.34	23.93	6,618	0.95		0.95		1.05	67
18.17	23.33	7,705	1.44		1.45		0.49	67
15.06	25.56	229,781	1.20		1.20		0.89	98
14.56	24.56	37,763	1.95		1.95		0.08	98
15.20	25.95	1,048,489	0.80		0.80		1.22	98
14.99	25.39	2,985	1.30		1.30		0.74	98
14.94	25.82	141,673	0.95		0.95		1.07	98
14.80	25.22	6,702	1.45		1.45		0.58	98

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$35.25	$0.19	$3.20	$3.39	$(0.37)	$—	$(0.37)
2017 - C	32.00	(0.09)	2.92	2.83	(0.15)	—	(0.15)
2017 - Institutional	35.64	0.34	3.25	3.59	(0.55)	—	(0.55)
2017 - Service	34.63	0.15	3.15	3.30	(0.32)	—	(0.32)
2017 - Investor(f)	34.63	0.27	3.17	3.44	(0.50)	—	(0.50)
2017 - R	34.38	0.09	3.13	3.22	(0.32)	—	(0.32)
2017 - R6	35.64	0.36	3.22	3.58	(0.56)	—	(0.56)
2016 - A	38.81	0.32	0.56	0.88	(0.10)	(4.34)	(4.44)
2016 - C	35.80	0.05	0.49	0.54	—	(4.34)	(4.34)
2016 - Institutional	39.22	0.46	0.56	1.02	(0.26)	(4.34)	(4.60)
2016 - Service	38.21	0.28	0.54	0.82	(0.06)	(4.34)	(4.40)
2016 - Investor(f)	38.23	0.39	0.55	0.94	(0.20)	(4.34)	(4.54)
2016 - R	38.00	0.22	0.55	0.77	(0.05)	(4.34)	(4.39)
2016 - R6	39.23	0.47	0.56	1.03	(0.28)	(4.34)	(4.62)
2015 - A	49.03	0.13	(1.75)	(1.62)	(0.13)	(8.47)	(8.60)
2015 - C	46.05	(0.19)	(1.59)	(1.78)	— (d)	(8.47)	(8.47)
2015 - Institutional	49.55	0.29	(1.75)	(1.46)	(0.40)	(8.47)	(8.87)
2015 - Service	48.40	0.08	(1.71)	(1.63)	(0.09)	(8.47)	(8.56)
2015 - Investor(f)	48.52	0.22	(1.70)	(1.48)	(0.34)	(8.47)	(8.81)
2015 - R	48.28	— (d)	(1.69)	(1.69)	(0.12)	(8.47)	(8.59)
2015 - R6 (Commenced July 31, 2015)	41.24	(0.02)	(1.99)	(2.01)	—	—	—
2014 - A	46.08	0.18	10.10	10.28	(0.22)	(7.11)	(7.33)
2014 - C	43.79	(0.17)	9.54	9.37	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.36	10.19	10.55	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.13	9.97	10.10	(0.18)	(7.11)	(7.29)
2014 - Investor(f)	45.70	0.30	9.98	10.28	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.05	9.97	10.02	(0.17)	(7.11)	(7.28)
2013 - A	37.43	0.24	8.75	8.99	(0.34)	—	(0.34)
2013 - C	35.57	(0.07)	8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41	8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19	8.67	8.86	(0.29)	—	(0.29)
2013 - Investor(f)	37.12	0.34	8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12	8.67	8.79	(0.29)	—	(0.29)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$38.27	9.66%	$851,681	1.17%		1.17%		0.51%		124%
34.68	8.86	102,928	1.92		1.92		(0.25)		124
38.68	10.12	1,424,886	0.77		0.77		0.91		124
37.61	9.56	87,438	1.27		1.28		0.40		124
37.57	9.94	77,446	0.92		0.92		0.73		124
37.28	9.40	34,193	1.42		1.43		0.25		124
38.66	10.13	73,505	0.75		0.75		0.97		124
35.25	3.00	1,363,093	1.15		1.15		0.92		111
32.00	2.20	141,081	1.90		1.90		0.16		111
35.64	3.39	3,687,681	0.75		0.75		1.31		111
34.63	2.87	139,677	1.25		1.25		0.84		111
34.63	3.24	220,429	0.90		0.90		1.16		111
34.38	2.72	40,111	1.40		1.40		0.66		111
35.64	3.41	372,313	0.73		0.73		1.39		111
38.81	(4.21)	1,876,387	1.14		1.14		0.31		95
35.80	(4.91)	180,780	1.89		1.89		(0.47)		95
39.22	(3.82)	5,868,055	0.74		0.74		0.68		95
38.21	(4.30)	222,149	1.24		1.24		0.19		95
38.23	(3.96)	304,390	0.89		0.89		0.52		95
38.00	(4.45)	42,277	1.39		1.39		0.01		95
39.23	(4.87)	10	0.73	(e)	0.73	(e)	(0.62	)(e)	95
49.03	24.77	3,153,971	1.14		1.14		0.38		87
46.05	23.81	202,083	1.89		1.89		(0.38)		87
49.55	25.25	6,347,006	0.74		0.74		0.77		87
48.40	24.63	368,720	1.24		1.24		0.28		87
48.52	25.07	295,017	0.89		0.89		0.66		87
48.28	24.44	35,896	1.39		1.39		0.12		87
46.08	24.20	3,297,185	1.14		1.14		0.58		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$52.52	$0.16		$5.92	$6.08	$(0.22)	$(1.75)	$(1.97)
2017 - C	41.75	(0.20)		4.70	4.50	—	(1.75)	(1.75)
2017 - Institutional	56.20	0.41		6.34	6.75	(0.42)	(1.75)	(2.17)
2017 - Service	51.10	0.09		5.77	5.86	(0.17)	(1.75)	(1.92)
2017 - Investor(h)	52.23	0.29		5.90	6.19	(0.35)	(1.75)	(2.10)
2017 - R	51.62	0.02		5.82	5.84	(0.11)	(1.75)	(1.86)
2017 - R6	56.19	0.38		6.39	6.77	(0.44)	(1.75)	(2.19)
2016 - A	49.78	0.20		5.11	5.31	(0.16)	(2.41)	(2.57)
2016 - C	40.23	(0.13)		4.06	3.93	— (d)	(2.41)	(2.41)
2016 - Institutional	53.10	0.42		5.45	5.87	(0.36)	(2.41)	(2.77)
2016 - Service	48.50	0.15		4.96	5.11	(0.10)	(2.41)	(2.51)
2016 - Investor(h)	49.55	0.32		5.07	5.39	(0.30)	(2.41)	(2.71)
2016 - R	48.95	0.08		5.03	5.11	(0.03)	(2.41)	(2.44)
2016 - R6	53.10	0.37		5.51	5.88	(0.38)	(2.41)	(2.79)
2015 - A	55.40	0.16	(e)	(1.32)	(1.16)	(0.10)	(4.36)	(4.46)
2015 - C	45.84	(0.19	)(e)	(1.06)	(1.25)	—	(4.36)	(4.36)
2015 - Institutional	58.80	0.39	(e)	(1.40)	(1.01)	(0.33)	(4.36)	(4.69)
2015 - Service	54.08	0.11	(e)	(1.29)	(1.18)	(0.04)	(4.36)	(4.40)
2015 - Investor(h)	55.18	0.28	(e)	(1.30)	(1.02)	(0.25)	(4.36)	(4.61)
2015 - R	54.58	0.03	(e)	(1.30)	(1.27)	—	(4.36)	(4.36)
2015 - R6 (Commenced July 31, 2015)	56.15	(0.03	)(e)	(3.02)	(3.05)	—	—	—
2014 - A	50.43	0.12		9.94	10.06	(0.18)	(4.91)	(5.09)
2014 - C	42.64	(0.25)		8.36	8.11	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.33		10.53	10.86	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.05		9.74	9.79	(0.16)	(4.91)	(5.07)
2014 - Investor(h)	50.25	0.23		9.93	10.16	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.03)		9.82	9.79	(0.10)	(4.91)	(5.01)
2013 - A	43.11	0.35	(g)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - C	36.89	0.01	(g)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(g)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(g)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - Investor(h)	43.00	0.41	(g)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(g)	9.65	9.84	(0.41)	(2.28)	(2.69)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(h)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$56.63	11.56%	$851,497	1.34%		1.38%		0.29%		68%
44.50	10.72	37,357	2.09		2.13		(0.45)		68
60.78	12.00	4,393,986	0.94		0.98		0.69		68
55.04	11.44	145,996	1.44		1.48		0.17		68
56.32	11.84	168,986	1.09		1.13		0.53		68
55.60	11.28	124,039	1.59		1.63		0.04		68
60.77	12.03	759,095	0.92		0.96		0.63		68
52.52	11.22	928,091	1.35		1.39		0.42		46
41.75	10.40	47,925	2.10		2.14		(0.33)		46
56.20	11.66	4,476,848	0.95		0.99		0.82		46
51.10	11.11	119,315	1.45		1.49		0.32		46
52.23	11.50	162,661	1.10		1.14		0.67		46
51.62	10.96	122,526	1.60		1.64		0.18		46
56.19	11.68	317,289	0.93		0.98		0.71		46
49.78	(2.31)	950,196	1.34		1.39		0.30(e	)	49
40.23	(3.04)	59,341	2.09		2.14		(0.45	)(e)	49
53.10	(1.92)	4,503,821	0.94		0.99		0.70	(e)	49
48.50	(2.41)	134,195	1.44		1.49		0.21	(e)	49
49.55	(2.07)	128,838	1.09		1.14		0.54	(e)	49
48.95	(2.56)	136,644	1.59		1.64		0.05	(e)	49
53.10	(5.43)	26,847	0.93	(f)	1.00	(f)	(0.62	)(e)(f)	49
55.40	20.72	1,080,393	1.35		1.40		0.22		46
45.84	19.85	69,319	2.10		2.15		(0.55)		46
58.80	21.22	4,694,737	0.95		1.00		0.58		46
54.08	20.62	176,500	1.45		1.50		0.10		46
55.18	21.05	121,895	1.10		1.15		0.43		46
54.58	20.44	139,858	1.60		1.65		(0.06)		46
50.43	24.86	1,141,424	1.38		1.42		0.75	(g)	57
42.64	23.89	64,751	2.13		2.17		0.03	(g)	57
53.22	25.34	2,891,932	0.98		1.02		1.12	(g)	57
49.36	24.70	162,696	1.48		1.52		0.65	(g)	57
50.25	25.16	73,723	1.13		1.17		0.86	(g)	57
49.80	24.51	101,060	1.63		1.67		0.40	(g)	57

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$11.18	$0.07		$1.19	$1.26	$(0.07)	$—	$(0.07)
2017 - C	11.01	(0.02)		1.17	1.15	(0.02)	—	(0.02)
2017 - Institutional	11.29	0.12		1.20	1.32	(0.11)	—	(0.11)
2017 - Investor(g)	11.23	0.10		1.19	1.29	(0.08)	—	(0.08)
2017 - R	11.15	0.04		1.19	1.23	(0.03)	—	(0.03)
2017 - R6	11.29	0.12		1.21	1.33	(0.11)	—	(0.11)
2016 - A	10.46	0.08	(d)	0.70	0.78	(0.01)	(0.05)	(0.06)
2016 - C	10.37	—	(e)	0.69	0.69	—	(0.05)	(0.05)
2016 - Institutional	10.53	0.12	(d)	0.71	0.83	(0.02)	(0.05)	(0.07)
2016 - Investor(g)	10.49	0.11	(d)	0.71	0.82	(0.03)	(0.05)	(0.08)
2016 - R	10.45	0.05	(d)	0.70	0.75	—	(0.05)	(0.05)
2016 - R6	10.53	0.12	(d)	0.72	0.84	(0.03)	(0.05)	(0.08)
2015 - A	11.01	0.02		(0.38)	(0.36)	(0.03)	(0.16)	(0.19)
2015 - C	10.97	(0.07)		(0.37)	(0.44)	—	(0.16)	(0.16)
2015 - Institutional	11.04	0.06		(0.36)	(0.30)	(0.05)	(0.16)	(0.21)
2015 - Investor(g)	11.03	0.05		(0.39)	(0.34)	(0.04)	(0.16)	(0.20)
2015 - R	11.00	(0.02)		(0.37)	(0.39)	—	(0.16)	(0.16)
2015 - R6 (Commenced July 31, 2015)	11.14	—	(e)	(0.61)	(0.61)	—	—	—

FOR THE PERIOD ENDED AUGUST 31,
2014 - A (Commenced January 31, 2014)	10.00	(0.02)		1.03	1.01	—	—	—
2014 - C (Commenced January 31, 2014)	10.00	(0.06)		1.03	0.97	—	—	—
2014 - Institutional (Commenced January 31, 2014)	10.00	0.03		1.01	1.04	—	—	—
2014 - Investor (Commenced January 31, 2014)(g)	10.00	0.02		1.01	1.03	—	—	—
2014 - R (Commenced January 31, 2014)	10.00	(0.01)		1.01	1.00	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.37	11.30%	$1,497	1.24%		1.73%		0.58%		108%
12.14	10.48	1,126	1.99		2.47		(0.17)		108
12.50	11.71	42,085	0.84		1.35		0.97		108
12.44	11.52	3,250	0.99		1.48		0.82		108
12.35	11.06	131	1.49		2.00		0.32		108
12.51	11.80	61,251	0.83		1.08		0.97		108
11.18	7.49	1,128	1.26		2.25		0.78	(d)	109
11.01	6.71	618	2.01		2.99		0.04	(d)	109
11.29	7.96	39,176	0.87		1.84		1.18	(d)	109
11.23	7.81	2,846	1.01		2.03		1.08	(d)	109
11.15	7.24	132	1.52		2.50		0.49	(d)	109
11.29	7.98	10	0.88		1.90		1.14	(d)	109
10.46	(3.34)	530	1.34		4.38		0.14		122
10.37	(4.02)	321	2.09		5.25		(0.61)		122
10.53	(2.79)	25,756	0.93		3.41		0.51		122
10.49	(3.11)	119	1.09		4.00		0.43		122
10.45	(3.55)	130	1.59		3.81		(0.19)		122
10.53	(5.48)	9	0.94	(f)	4.88	(f)	(0.43	)(f)	122

11.01	10.10	150	1.33	(f)	6.90	(f)	(0.27	)(f)	53
10.97	9.70	105	2.08	(f)	8.31	(f)	(1.01	)(f)	53
11.04	10.40	3,755	0.93	(f)	12.86	(f)	0.49(f	)	53
11.03	10.30	28	1.08	(f)	13.25	(f)	0.39(f	)	53
11.00	10.00	28	1.58	(f)	13.76	(f)	(0.11	)(f)	53

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Focused Value	A, C, Institutional, Investor, R and R6	Non-diversified
Equity Income*, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, Investor, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, Investor, R and R6	Diversified

*	Formerly the Goldman Sachs Growth & Income Fund. Effective after the close of business on June 20, 2017, the Fund changed its name to the Goldman Sachs Equity Income Fund.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge. Previously, the Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency, and Service and Shareholder Administration fees.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Equity Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

84

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2017:

EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$18,715,613	$—	$—
North America	363,490,148	—	—
Investment Company	4,642	—	—
Securities Lending Reinvestment Vehicle	5,493,780	—	—
Total	$387,704,183	$—	$—

FOCUSED VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$363,164	$—	$—
North America	4,509,362	—	—
Investment Company	61,761	—	—
Securities Lending Reinvestment Vehicle	95,910	—	—
Total	$5,030,197	$—	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$65,288,205	$—	$—
North America	762,588,078	—	—
Investment Company	11,928,930	—	—
Securities Lending Reinvestment Vehicle	8,376,426	—	—
Total	$848,181,639	$—	$—

85

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$16,989,984	$—	$—
North America	2,636,737,761	—	—
Investment Company	3,199,933	—	—
Securities Lending Reinvestment Vehicle	50,158,515	—	—
Total	$2,707,086,193	$—	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$39,862,708	$—	$—
North America	6,404,649,778	—	—
Exchange Traded Fund	19,431,686	—	—
Securities Lending Reinvestment Vehicle	93,690,576	—	—
Total	$6,557,634,748	$—	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$1,093,617	$—	$—
North America	107,325,739	—	—
Investment Company	39	—	—
Securities Lending Reinvestment Vehicle	952,271	—	—
Total	$109,371,666	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Equity Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.69	%*
Focused Value	0.75	0.68	0.64	0.63	0.62	0.75	0.69	*
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.74	0.74
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.71	0.71
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.92	0.90	*
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.80	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management fee rates, as set forth in the Funds’ most recent prospectuses. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

The Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2017, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Equity Income	$ 6,820
Focused Value	151
Large Cap Value	15,720
Mid Cap Value	68,210
Small Cap Value	27,881
Small/Mid Cap Value	716

B.  Distribution and/or Service(12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

87

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Equity Income	$16,368	$—
Focused Value	76	—
Large Cap Value	8,724	1,265
Mid Cap Value	46,234	26
Small Cap Value	6,665	1
Small/Mid Cap Value	1,402	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

Effective December 29, 2016, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Equity Income, Large Cap Value, Small Cap Value and Small/Mid Cap Value Fund. This arrangement will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004%. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Equity Income	$47,650	$136	$403,218	$451,004
Focused Value	2,462	—	254,877	257,339
Large Cap Value	15,720	111,283	404,592	531,595
Mid Cap Value	68,210	—	527	68,737
Small Cap Value	1,427,882	399	851,592	2,279,873
Small/Mid Cap Value	38,247	2	274,235	312,484

G.  Line of Credit Facility — As of August 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2017, Goldman Sachs earned $477, $321,875, $246,968 and $1,626 in brokerage commissions from portfolio transactions, on behalf of the Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

89

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from the investments by the Funds in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2017:

Fund	Market Value as of August 31, 2016	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income
Equity Income	$—	$81,738,072	$81,733,430	$4,642	4,642	$25,901
Focused Value	98,592	2,390,345	2,427,176	61,761	61,761	537
Large Cap Value	6,290,932	523,324,797	517,686,799	11,928,930	11,928,930	48,299
Mid Cap Value	81,376,569	2,319,804,756	2,397,981,392	3,199,933	3,199,933	206,627
Small Cap Value	1,568	702,113,352	702,114,920	—	—	65,946
Small/Mid Cap Value	—	79,726,716	79,726,677	39	39	2,456

As of August 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Equity Income	—%	—%	—%	—%	—%	100%
Focused Value	56	57	44	100	100	100
Large Cap Value	—	—	—	—	—	100
Small/Mid Cap Value	—	—	—	—	8	—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Equity Income	$172,444,913	$215,782,981
Focused Value	5,981,086	4,689,257
Large Cap Value	1,337,389,465	1,842,609,305
Mid Cap Value	5,143,016,891	8,685,466,393
Small Cap Value	4,391,777,699	4,677,070,520
Small/Mid Cap Value	143,003,166	82,272,665

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to

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6. SECURITIES LENDING (continued)

the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Effective December 31, 2016, the Funds began lending their securities and investing the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the fiscal year ended August 31, 2017, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2017:

Fund	Market Value as of August 31, 2016	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income from Affiliated Securities Lending Reinvestment Vehicle
Equity Income	$—	$42,062,591	$36,568,811	$5,493,780	5,493,780	$7,060
Focused Value	—	969,140	873,230	95,910	95,910	122
Large Cap Value	—	81,446,408	73,069,982	8,376,426	8,376,426	10,244
Mid Cap Value	—	385,977,718	335,819,203	50,158,515	50,158,515	94,694
Small Cap Value	—	731,997,196	638,306,620	93,690,576	93,690,576	336,886
Small/Mid Cap Value	—	19,369,379	18,417,108	952,271	952,271	4,670

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Notes to Financial Statements (continued)

August 31, 2017

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$6,823,548	$46,660	$21,844,401	$66,109,694	$42,943,600	$464,307
Net long-term capital gains	—	—	—	—	192,550,702	—
Total taxable distributions	$6,823,548	$46,660	$21,844,401	$66,109,694	$235,494,302	$464,307
Tax return of capital	$—	$—	$—	$—	$—	$—

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$8,621,589	$13,657	$59,520,502	$231,836,648	$67,813,890	$81,562
Net long-term capital gains	—	—	68,608,957	719,115,338	232,906,537	152,170
Total taxable distributions	$8,621,589	$13,657	$128,129,459	$950,951,986	$300,720,427	$233,732

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$1,465,959	$205,975	$34,178,540	$6,631,097	$102,221,329	$612,829
Undistributed long-term capital gains	—	165,177	55,952,605	264,449,871	490,992,140	3,721,871
Total undistributed earnings	$1,465,959	$371,152	$90,131,145	$271,080,968	$593,213,469	$4,334,700
Capital loss carryforwards:(1)(2)
Expiring 2016	$—	$—	$—	$—	$—	$—
Expiring 2018	(85,961,079)	—	—	—	—	—
Expiring 2019	—	—	—	—	—	—
Perpetual Short-Term	—	—	—	—	—	—
Total capital loss carryforwards	$(85,961,079)	$—	$—	$—	$—	$—
Timing differences (Post October Loss Deferrals)	$—	$—	$—	$—	$—	$—
Unrealized gains (losses) — net	38,794,396	141,263	81,629,762	168,142,987	1,238,566,620	3,143,643
Total accumulated earnings (losses) net	$(45,700,724)	$512,415	$171,760,907	$439,223,955	$1,831,780,089	$7,478,343

(1)	Expiration occurs on August 31 of the year indicated.
(2)	The Equity Income, Focused Value, Large Cap Value, Mid Cap Value and Small/Mid Cap Value Funds utilized $28,860,013, $20,098, $9,271,203, $172,712,441 and $168,549, respectively, of capital losses in the current fiscal year.

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7. TAX INFORMATION (continued)

As of August 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$348,909,787	$4,888,934	$766,551,877	$2,538,943,206	$5,319,068,128	$106,228,023
Gross unrealized gain	55,545,210	370,687	122,089,963	269,979,301	1,402,169,277	7,566,332
Gross unrealized loss	(16,750,814)	(229,424)	(40,460,201)	(101,836,314)	(163,602,657)	(4,422,689)
Net unrealized security gain	$38,794,396	$141,263	$81,629,762	$168,142,987	$1,238,566,620	$3,143,643

The difference between GAAP- basis and tax-basis unrealized gains (losses) is attributable to wash sales, differences related to the tax treatment of partnerships and underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, redemptions utilized as distributions, dividend redesignations, differences in the tax treatment of underlying fund investments, partnership investments and foreign currency transactions.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Equity Income	$—	$686,783	$(686,783)
Large Cap Value	8,132,978	(6,670,453)	(1,462,525)
Mid Cap Value	25,048,476	(22,180,153)	(2,868,323)
Small Cap Value	57,014,956	(55,494,355)	(1,520,601)
Small/Mid Cap Value	—	8,595	(8,595)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may

93

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Notes to Financial Statements (continued)

August 31, 2017

8. OTHER RISKS (continued)

negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Income Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	341,103	$11,831,082	342,897	$10,501,962
Reinvestment of distributions	167,005	5,719,784	242,552	7,386,341
Shares redeemed	(2,229,258)	(76,413,259)	(1,662,316)	(51,415,996)
	(1,721,150)	(58,862,393)	(1,076,867)	(33,527,693)
Class C Shares
Shares sold	50,462	1,670,712	59,369	1,746,612
Reinvestment of distributions	5,770	188,481	10,108	294,790
Shares redeemed	(226,703)	(7,491,088)	(157,161)	(4,599,071)
	(170,471)	(5,631,895)	(87,684)	(2,557,669)
Institutional Shares
Shares sold	444,262	15,248,820	248,012	7,964,100
Reinvestment of distributions	20,109	701,563	22,754	703,391
Shares redeemed	(368,114)	(12,686,424)	(265,314)	(8,153,380)
	96,257	3,263,959	5,452	514,111
Service Shares
Shares sold	2,130	73,749	1,875	55,691
Reinvestment of distributions	39	1,328	62	1,874
Shares redeemed	(9,698)	(334,143)	(5,024)	(152,217)
	(7,529)	(259,066)	(3,087)	(94,652)
Investor Shares
Shares sold	73,736	2,553,367	10,920	345,895
Reinvestment of distributions	915	31,786	423	12,891
Shares redeemed	(22,820)	(790,860)	(8,671)	(261,484)
	51,831	1,794,293	2,672	97,302
Class R Shares
Shares sold	3,953	135,288	12,666	379,829
Reinvestment of distributions	442	15,073	583	17,717
Shares redeemed	(5,136)	(176,239)	(6,081)	(185,507)
	(741)	(25,878)	7,168	212,039
Class R6 Shares
Reinvestment of distributions	7	221	7	234
	7	221	7	234
NET DECREASE	(1,751,796)	$(59,720,759)	(1,152,339)	$(35,356,328)

95

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Notes to Financial Statements (continued)

August 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,472	$37,456	1	$5
Reinvestment of distributions	34	365	9	81
Shares redeemed	(1,504)	(16,332)	(1)	(5)
	2,002	21,489	9	81
Class C Shares
Shares sold	1,878	20,000	—	—
Reinvestment of distributions	7	80	1	9
	1,885	20,080	1	9
Institutional Shares
Shares sold	105,958	1,177,013	136,539	1,241,515
Reinvestment of distributions	4,273	45,341	1,471	13,283
Shares redeemed	(2,534)	(26,746)	(2,250)	(20,638)
	107,697	1,195,608	135,760	1,234,160
Investor Shares
Reinvestment of distributions	30	317	12	105
	30	317	12	105
Class R Shares
Reinvestment of distributions	19	198	6	56
	19	198	6	56
Class R6 Shares
Reinvestment of distributions	34	359	13	122
	34	359	13	122
NET INCREASE	111,667	$1,238,051	135,801	$1,234,533

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,886,754	$31,930,444	2,885,635	$43,866,574
Reinvestment of distributions	181,127	3,055,620	1,381,919	21,255,786
Shares redeemed	(5,458,571)	(92,596,706)	(6,248,569)	(96,897,243)
	(3,390,690)	(57,610,642)	(1,981,015)	(31,774,883)
Class C Shares
Shares sold	313,983	5,073,733	411,235	6,024,820
Reinvestment of distributions	26,279	426,759	216,657	3,197,552
Shares redeemed	(649,429)	(10,605,292)	(598,844)	(8,936,943)
	(309,167)	(5,104,800)	29,048	285,429
Institutional Shares
Shares sold	17,928,749	312,568,899	8,029,852	124,203,173
Reinvestment of distributions	822,933	13,989,850	5,291,545	82,208,815
Shares redeemed	(37,401,314)	(645,778,276)	(20,093,530)	(326,391,476)
	(18,649,632)	(319,219,527)	(6,772,133)	(119,979,488)
Service Shares
Shares sold	21,477	364,341	69,996	1,054,317
Reinvestment of distributions	654	10,985	6,411	98,009
Shares redeemed	(74,189)	(1,239,691)	(116,934)	(1,790,061)
	(52,058)	(864,365)	(40,527)	(637,735)
Investor Shares
Shares sold	265,786	4,553,952	79,726	1,274,606
Reinvestment of distributions	3,571	60,284	38,678	595,530
Shares redeemed	(119,133)	(2,010,246)	(309,166)	(4,895,897)
	150,224	2,603,990	(190,762)	(3,025,761)
Class R Shares
Shares sold	88,110	1,450,031	82,228	1,247,761
Reinvestment of distributions	5,852	96,677	46,232	695,565
Shares redeemed	(179,311)	(2,938,210)	(153,436)	(2,332,484)
	(85,349)	(1,391,502)	(24,976)	(389,158)
Class R6 Shares
Shares sold	362,303	6,124,194	7,942,737	137,909,964
Reinvestment of distributions	154,155	2,620,640	794,300	12,343,280
Shares redeemed	(8,008,387)	(138,718,553)	(1,245,035)	(19,232,419)
	(7,491,929)	(129,973,719)	7,492,002	131,020,825
NET DECREASE	(29,828,601)	$(511,560,565)	(1,488,363)	$(24,500,771)

97

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Notes to Financial Statements (continued)

August 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,554,117	$132,100,813	6,355,588	$216,420,779
Reinvestment of distributions	285,115	10,617,685	5,591,955	185,793,826
Shares redeemed	(20,258,821)	(749,120,345)	(21,620,247)	(734,771,946)
	(16,419,589)	(606,401,847)	(9,672,704)	(332,557,341)
Class C Shares
Shares sold	135,749	4,596,304	377,449	11,755,203
Reinvestment of distributions	14,976	508,148	571,513	17,294,001
Shares redeemed	(1,591,198)	(53,894,346)	(1,590,480)	(49,300,924)
	(1,440,473)	(48,789,894)	(641,518)	(20,251,720)
Institutional Shares
Shares sold	10,788,194	403,461,978	25,105,530	849,735,755
Reinvestment of distributions	1,061,528	39,849,763	16,670,552	560,463,699
Shares redeemed	(78,473,532)	(2,935,071,290)	(87,925,338)	(3,039,743,596)
	(66,623,810)	(2,491,759,549)	(46,149,256)	(1,629,544,142)
Service Shares
Shares sold	303,331	11,099,829	721,569	24,266,187
Reinvestment of distributions	24,888	911,644	697,149	22,758,583
Shares redeemed	(2,036,528)	(73,352,020)	(3,199,705)	(104,551,077)
	(1,708,309)	(61,340,547)	(1,780,987)	(57,526,307)
Investor Shares
Shares sold	3,015,843	111,164,624	2,045,977	70,085,435
Reinvestment of distributions	76,806	2,802,661	1,001,683	32,713,762
Shares redeemed	(7,396,177)	(272,882,410)	(4,644,981)	(157,407,717)
	(4,303,528)	(158,915,125)	(1,597,321)	(54,608,520)
Class R Shares
Shares sold	204,741	7,429,211	405,682	13,700,699
Reinvestment of distributions	7,913	287,644	130,451	4,230,456
Shares redeemed	(462,168)	(16,799,584)	(482,052)	(16,053,475)
	(249,514)	(9,082,729)	54,081	1,877,680
Class R6 Shares
Shares sold	2,149,472	79,774,692	13,963,340	510,945,821
Reinvestment of distributions	158,716	5,955,039	1,189,720	39,986,116
Shares redeemed	(10,854,967)	(413,534,942)	(4,705,460)	(164,927,737)
	(8,546,779)	(327,805,211)	10,447,600	386,004,200
NET DECREASE	(99,292,002)	$(3,704,094,902)	(49,340,105)	$(1,706,606,150)

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,491,779	$195,280,134	3,238,202	$154,375,191
Reinvestment of distributions	526,209	30,118,450	901,558	42,559,273
Shares redeemed	(6,653,639)	(372,070,556)	(5,556,748)	(264,856,085)
	(2,635,651)	(146,671,972)	(1,416,988)	(67,921,621)
Class C Shares
Shares sold	59,570	2,626,266	85,898	3,279,343
Reinvestment of distributions	34,974	1,576,275	68,406	2,576,165
Shares redeemed	(403,022)	(17,714,849)	(481,475)	(18,395,042)
	(308,478)	(13,512,308)	(327,171)	(12,539,534)
Institutional Shares
Shares sold	21,286,708	1,270,304,794	17,427,197	886,530,469
Reinvestment of distributions	2,661,796	163,363,244	4,333,376	218,630,055
Shares redeemed	(31,317,362)	(1,860,067,130)	(26,928,367)	(1,386,761,311)
	(7,368,858)	(426,399,092)	(5,167,794)	(281,600,787)
Service Shares
Shares sold	1,105,815	59,919,977	715,838	33,131,625
Reinvestment of distributions	74,473	4,143,684	144,414	6,634,801
Shares redeemed	(862,767)	(46,698,576)	(1,292,420)	(59,025,815)
	317,521	17,365,085	(432,168)	(19,259,389)
Investor Shares
Shares sold	1,253,311	69,504,603	1,414,732	67,475,547
Reinvestment of distributions	115,731	6,586,539	178,553	8,381,286
Shares redeemed	(1,482,905)	(82,500,866)	(1,079,227)	(51,005,223)
	(113,863)	(6,409,724)	514,058	24,851,610
Class R Shares
Shares sold	651,452	35,649,530	627,785	29,542,384
Reinvestment of distributions	73,500	4,131,777	123,318	5,723,131
Shares redeemed	(867,711)	(47,774,451)	(1,168,739)	(55,180,884)
	(142,759)	(7,993,144)	(417,636)	(19,915,369)
Class R6 Shares
Shares sold	8,716,635	523,857,981	6,108,964	312,236,113
Reinvestment of distributions	250,770	15,387,048	50,143	2,529,721
Shares redeemed	(2,122,961)	(127,889,614)	(1,018,482)	(50,485,046)
	6,844,444	411,355,415	5,140,625	264,280,788
NET DECREASE	(3,407,644)	$(172,265,740)	(2,107,074)	$(112,104,302)

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Notes to Financial Statements (continued)

August 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	101,511	$1,235,192	62,953	$638,988
Reinvestment of distributions	685	8,317	394	4,068
Shares redeemed	(82,054)	(1,010,596)	(13,144)	(133,211)
	20,142	232,913	50,203	509,845
Class C Shares
Shares sold	45,708	535,335	28,884	281,741
Reinvestment of distributions	157	1,874	172	1,759
Shares redeemed	(9,181)	(110,712)	(3,950)	(36,741)
	36,684	426,497	25,106	246,759
Institutional Shares
Shares sold	1,139,894	13,907,291	2,311,718	23,637,673
Reinvestment of distributions	35,493	434,076	18,556	192,017
Shares redeemed	(1,279,686)	(15,855,828)	(1,305,658)	(13,429,411)
	(104,299)	(1,514,461)	1,024,616	10,400,279
Investor Shares
Shares sold	88,468	1,098,210	477,865	5,127,405
Reinvestment of distributions	1,476	17,996	3,440	35,503
Shares redeemed	(82,326)	(964,026)	(239,140)	(2,537,181)
	7,618	152,180	242,165	2,625,727
Class R Shares
Shares sold	501	5,968	6,481	60,736
Reinvestment of distributions	28	338	28	294
Shares redeemed	(1,747)	(20,571)	(7,144)	(75,581)
	(1,218)	(14,265)	(635)	(14,551)
Class R6 Shares
Shares sold	5,630,623	70,377,435	—	—
Reinvestment of distributions	8	99	6	68
Shares redeemed	(733,547)	(9,155,040)	—	—
	4,897,084	61,222,494	6	68
NET INCREASE	4,856,011	$60,505,358	1,341,461	$13,768,127

100

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

the Goldman Sachs Focused Value Fund, Goldman Sachs Equity Income Fund (formerly Goldman Sachs Growth and Income Fund), Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Focused Value Fund, Goldman Sachs Equity Income Fund (formerly Goldman Sachs Growth and Income Fund), Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of August 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

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Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17(a)	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17(a)	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17(a)
Class A
Actual	$1,000.00	$992.30		$5.68	$1,000.00	$1,024.00		$5.76	$1,000.00	$991.90		$5.62
Hypothetical 5% return	1,000.00	1,019.51	(b)	5.75	1,000.00	1,019.51	(b)	5.75	1,000.00	1,019.56	(b)	5.70
Class C
Actual	1,000.00	988.50		9.45	1,000.00	1,020.30		9.57	1,000.00	988.00		9.37
Hypothetical 5% return	1,000.00	1,015.73	(b)	9.55	1,000.00	1,015.73	(b)	9.55	1,000.00	1,015.78	(b)	9.50
Institutional
Actual	1,000.00	994.30		3.67	1,000.00	1,025.80		3.73	1,000.00	993.70		3.97
Hypothetical 5% return	1,000.00	1,021.53	(b)	3.72	1,000.00	1,021.53	(b)	3.72	1,000.00	1,021.22	(b)	4.02
Service
Actual	N/A	991.80		6.18	N/A	N/A		N/A	1,000.00	990.80		6.47
Hypothetical 5% return	N/A	1,019.00	(b)	6.26	N/A	N/A		N/A	1,000.00	1,018.70	(b)	6.56
Investor
Actual	1,000.00	993.60		4.42	1,000.00	1,024.90		4.49	1,000.00	993.10		4.37
Hypothetical 5% return	1,000.00	1,020.77	(b)	4.48	1,000.00	1,020.77	(b)	4.48	1,000.00	1,020.82	(b)	4.43
Class R
Actual	1,000.00	991.20		6.94	1,000.00	1,023.10		7.04	1,000.00	990.60		6.87
Hypothetical 5% return	1,000.00	1,018.25	(b)	7.02	1,000.00	1,018.25	(b)	7.02	1,000.00	1,018.30	(b)	6.97
Class R6
Actual	1,000.00	994.30		3.62	1,000.00	1,026.70		3.68	1,000.00	995.40		3.82
Hypothetical 5% return	1,000.00	1,021.58	(b)	3.67	1,000.00	1,021.58	(b)	3.67	1,000.00	1,021.37	(b)	3.87

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17(a)	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17(a)	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17(a)
Class A
Actual	$1,000.00	$1,001.60		$5.95	$1,000.00	$987.80		$6.71	$1,000.00	$992.00		$6.23
Hypothetical 5% return	1,000.00	1,019.26	(b)	6.01	1,000.00	1,018.45	(b)	6.82	1,000.00	1,018.95	(b)	6.31
Class C
Actual	1,000.00	997.70		9.72	1,000.00	984.10		10.45	1,000.00	988.60		9.97
Hypothetical 5% return	1,000.00	1,015.48	(b)	9.80	1,000.00	1,014.67	(b)	10.61	1,000.00	1,015.17	(b)	10.11
Institutional
Actual	1,000.00	1,003.40		3.94	1,000.00	989.70		4.71	1,000.00	994.40		4.22
Hypothetical 5% return	1,000.00	1,021.27	(b)	3.97	1,000.00	1,020.47	(b)	4.79	1,000.00	1,020.97	(b)	4.28
Service
Actual	1,000.00	1,000.80		6.46	1,000.00	987.30		7.21	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.75	(b)	6.51	1,000.00	1,017.95	(b)	7.32	N/A	N/A		N/A
Investor
Actual	1,000.00	1,002.70		4.69	1,000.00	988.90		5.46	1,000.00	993.60		4.97
Hypothetical 5% return	1,000.00	1,020.52	(b)	4.74	1,000.00	1,019.71	(b)	5.55	1,000.00	1,020.21	(b)	5.04
Class R
Actual	1,000.00	1,000.00		7.21	1,000.00	986.50		7.96	1,000.00	992.00		7.48
Hypothetical 5% return	1,000.00	1,018.00	(b)	7.27	1,000.00	1,017.19	(b)	8.08	1,000.00	1,017.69	(b)	7.58
Class R6
Actual	1,000.00	1,003.60		3.79	1,000.00	989.70		4.66	1,000.00	995.20		4.17
Hypothetical 5% return	1,000.00	1,021.42	(b)	3.82	1,000.00	1,020.52	(b)	4.74	1,000.00	1,021.02	(b)	4.23

(a)	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
(b)	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Equity Income+	1.13	1.88	0.73	1.23	0.88	1.38	N/A
Focused Value+	1.13	1.88	0.73	N/A	0.88	1.38	N/A
Large Cap Value+	1.12	1.87	0.79	1.29	0.87	1.37	N/A
Mid Cap Value+	1.18	1.93	0.78	1.28	0.93	1.43	N/A
Small Cap Value+	1.34	2.09	0.94	1.44	1.09	1.59	N/A
Small/Mid Cap Value+	1.24	1.99	0.84	N/A	0.99	1.49	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

103

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equity Income Fund (formerly, Goldman Sachs Growth and Income Fund), Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

104

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Focused Value and Small/Mid

105

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Cap Value Funds) compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Equity Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. The Trustees also noted that they had approved introducing call options writing into Equity Income Fund’s strategy in June 2017. The Trustees noted that the Focused Value Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark for the one-year period ended March 31, 2017. They observed that the Large Cap Value Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They noted that the Mid Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and ten-year periods and in the fourth quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark for the one-, three-, five-, and ten-year periods ended March 31, 2017. The Trustees noted that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2017. They observed that the Small Cap Value Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed the Fund’s benchmark for the one-year period ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Equity Income, Focused Value, Small Cap Value, and Small/Mid Cap Value Funds, the Trustees noted that the management fee breakpoint schedules were being reduced at certain asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

106

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Equity Income Fund	Focused Value	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
First $1 billion	0.70%	0.75%	0.75%	0.75%	1.00%	0.85%
Next $1 billion	0.63	0.68	0.68	0.75	1.00	0.85
Next $3 billion	0.60	0.64	0.65	0.68	0.90	0.77
Next $3 billion	0.59	0.63	0.64	0.65	0.86	0.73
Over $8 billion	0.58	0.62	0.63	0.64	0.84	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Equity Income, Focused Value, Small Cap Value, and Small/Mid Cap Value Funds) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Large Cap Value Fund’s Class A, Class C, Investor (formerly Class IR Shares), Class R and Class T Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Value, Mid Cap Value, and Small Cap Value Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

107

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

108

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005);

Trustee, Institute for Higher Education Policy

(2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked

Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions manufacturer)

109

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

110

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

111

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2017, 84.75%, 100%, 90.59%, 100%, 63.42% and 100%, respectively, of the dividends paid from net investment company taxable income by the Focused Value, Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value, Mid Cap Value, and Small Cap Value Funds designate $5,048,879, $24,435,748, and $239,740,958, respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2017.

For the year ended August 31, 2017, the Focused Value, Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 100%, 100%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

112

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global In come Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 107098-TMPL-10/2017-632033 EQVALAR-17/156K

Goldman Sachs Funds

Annual Report	August 31, 2017

Global Managed Beta Fund

Goldman Sachs Global Managed Beta Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

The Board of Trustees of Goldman Sachs Trust approved a change to the fiscal year end of the Goldman Sachs Global Managed Beta Fund (the “Fund”). Effective August 25, 2017, the Fund’s fiscal year end changed from October 31 to August 31. Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Fund’s performance and positioning for the period from November 1, 2016 through August 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return, without sales charges, of 17.43%. This return compares to the 17.94% cumulative total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Investor sentiment was dominated during the Reporting Period by global central bank monetary policy, geopolitical events and uncertainty about the ability of the new U.S. Administration to enact policy.

During the first part of the Reporting Period, investors were focused largely on the November 2016 U.S. presidential elections and the unexpected outcome. Markets reacted positively following the results, as the potential for significant infrastructure spending, lower taxes and lighter regulation increased expectations for economic growth and inflation. Reflecting market optimism about a continued upward trend in U.S. economic growth, the CBOE Volatility Index® (“VIX®”) approached its post-financial crisis low after the elections. U.S. banks and small-cap equities were among the chief beneficiaries of the “risk on” sentiment, or increased risk appetite, that emerged following the elections. In contrast, emerging markets assets (specifically, equities and currencies) struggled due to concerns about new U.S. policies that could have protectionist implications. At the end of November 2016, the Organization of the Petroleum Exporting Countries (“OPEC”) announced the most comprehensive supply cut in a decade.

The “risk on” rally, which continued into the first part of 2017, was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — which together reinforced opinions about a more positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (“Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another rate hike in March 2017. As a result, the March interest rate increase caused minimal market disruption. Fed officials also said that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data. Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concern about its ability to enact legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally underperforming defensive stocks. Yields fell, driving a rally in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe,

1

PORTFOLIO RESULTS

optimism about the European Central Bank’s (“ECB”) tapering of its asset purchases, as well as positive purchasing managers’ data, was well received by investors, who nevertheless remained cautious given political uncertainties surrounding the then-upcoming presidential election in France.

Investor sentiment in Europe remained pro-risk during the second calendar quarter, driven by the outcome of the French election, broadly improving global economic growth and robust corporate earnings reports. In France, the victory of the centrist candidate was viewed as positive by many market participants, leading to strong rallies in European equities and the euro. In the U.S., Fed policymakers noted that the fundamentals underpinning consumption growth remained solid despite data showing lackluster first quarter 2017 economic growth. At the Fed’s June 2017 policy meeting, it raised interest rates for the second time during the calendar year. Meanwhile, political risks centering on the U.S. Administration and the speed, or lack thereof, of its pro-growth agenda led to increased U.S. equity market volatility. Commodities, specifically crude oil, struggled due to oversupply concerns even though OPEC announced extended output cuts. Continued weakness in the U.S. dollar, easier financial conditions and a more stable macro environment pushed emerging markets assets higher, led by Chinese equities.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) While posting robust double-digit absolute gains, the Fund slightly underperformed the Index during the Reporting Period, largely because of its strategic allocation to the macro hedging strategy, which detracted as the market started pricing in Fed rate hike expectations. These losses were offset somewhat by our preference for emerging markets equities over developed markets equities during the Reporting Period, which contributed positively.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 98.00% of its total net assets invested in equity-related investments, 1.44% in the macro hedging strategy and 0.56% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, we gradually adjusted the Fund’s strategic allocation to align it with our long-term view of asset classes. This adjustment increased the Fund’s allocations to U.S. and emerging markets equities and decreased its allocations to non-U.S. developed markets equities and associated currency hedging positions. In addition, we increased the Fund’s allocation to the macro hedging strategy to put it in line with our long-term target, as we believed it could potentially hedge the Fund’s downside risk. We also initiated a steepening position on the front, or short term, end of the U.S. interest rate yield curve, as we sought to mitigate the potential risk to the Fund and the macro hedging strategy of faster than expected Fed interest rate hikes. (In a steepening yield curve, the differential in yields between longer-term and shorter-term maturities widens. Yield curve is a spectrum of maturities.)

Additionally, at the beginning of 2017, we increased the Fund’s allocation to our factor-based diversification approach through which we seek to gain exposure to underlying asset classes rather than obtaining such exposure through capitalization-weighted indices. The factor-based diversification approach, which is expected to be a long-term strategic allocation, seeks to capture common sources of active equity returns, including, but not limited to, the Momentum, Valuation, Volatility and Quality factors. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time. The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The factor-based diversification

2

PORTFOLIO RESULTS

approach is implemented through a separately managed account, established in January 2017, composed of individual stock positions.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to the Canadian equity market and the U.S. small-cap equity market during the Reporting Period added to the Fund’s performance, as these positions generated returns similar to the asset classes they represented. In addition, the Fund employed currency forwards and interest rate options to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. The use of currency forwards had a negative impact on Fund results. The Fund’s interest rate options detracted from performance during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 97.96% of its total net assets invested in equity-related investments, 1.79% in the macro hedging strategy and 0.25% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we were focused on three macro themes. First, we expected a widening economic expansion in 2017, should growth in emerging markets countries continue to improve from previous weakness and should growth in the U.S. and Europe continue at a more moderate pace. Second, we believed improvements in economic growth, together with increasing U.S. inflationary pressures, may reduce investor conviction in the secular stagnation thesis, with higher bond yields a likely consequence. (Secular stagnation is a condition of negligible or no economic growth in a market-based economy.) Third, we thought investor uncertainty remained elevated because of macro risks. These risks have the potential to cause temporary pullbacks, in our opinion, which could result in range-bound returns across all asset classes and therefore require a dynamic approach to asset allocation.

At the asset class level, we considered equities relatively cheap at the end of the Reporting Period given macro conditions and low bond yields. However, we expect the valuation gap between stocks and bonds, which has already narrowed significantly, to close further as bond yields rise. That said, we believe broadening economic growth and a recovery in corporate earnings should support some upside in equities, and we expect positive but moderate returns over the medium term. At the start of 2017, we thought the market was too dovish in its expectations about Fed interest rate hikes. (Dovish implies lower interest rates; opposite of hawkish.) We also thought longer-term U.S. Treasury yields did not sufficiently reflect investor uncertainty about the Fed’s tolerance for inflation and a possible decrease in the ECB’s bond purchases. Our view was strengthened by the drop in U.S. Treasury yields late in the Reporting Period, which occurred despite strong economic growth and the hawkish drift of the Fed. We consider a rapid rise in yields to be a significant risk in the near term, and therefore, we remained more constructive on equities than on bonds at the end of the Reporting Period.

At the regional level, we had a positive outlook on emerging markets equities versus developed markets equities, which was reflected in the Fund’s strategic allocations at the end of the Reporting Period. We believe sufficient progress has been made in recent years on various fronts, including valuations, macro imbalances, dissipation of growth challenges and perceptions by investors of improvements in the emerging markets. We remained concerned about possible downside risks from higher interest rates, but we think any impact is likely to be temporary. Additionally, we believed there was sufficient government policy support to limit potential downside risks from China.

As for the Fund’s macro hedging strategy, we view it as a long term structural allocation and a capital-efficient means of diversifying the Fund’s exposure to global equities. In positioning the Fund in anticipation of Fed interest rate increases, we plan to continue monitoring the potential impact of events related to key political and monetary policy decisions in the near term.

3

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Index Definitions

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

4

FUND BASICS

Global Managed Beta Fund

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[1]	MSCI All Country World Index Investable Market Index[2]
Institutional Shares	17.43%	17.94%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 24 emerging markets. With 8,603 constituent, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2017, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Institutional Shares	18.20%	6.17%	4/30/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.30%	0.61%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION (%)[5]

[5]	Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of August 31, 2017 and October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2015 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Institutional Shares (Commenced April 30, 2015)	16.72%	7.01%

7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Common Stocks – 17.2%
Aerospace & Defense – 0.3%
376	Airbus SE	$31,666
635	Arconic, Inc.	16,174
2,345	BAE Systems PLC	18,428
1,247	CAE, Inc.	20,581
8	Dassault Aviation SA	12,233
87	Elbit Systems Ltd.	11,980
395	General Dynamics Corp.	79,533
383	Huntington Ingalls Industries, Inc.	81,947
587	L3 Technologies, Inc.	106,529
4,567	Leonardo SpA	77,383
312	Lockheed Martin Corp.	95,282
1,769	Meggitt PLC	11,849
244	Northrop Grumman Corp.	66,419
416	Raytheon Co.	75,716
224	Rockwell Collins, Inc.	29,355
2,578	Rolls-Royce Holdings PLC*	30,448
309	Safran SA	30,004
5,110	Singapore Technologies Engineering Ltd.	13,783
1,825	Textron, Inc.	89,589
366	Thales SA	40,519
1,016	The Boeing Co.	243,495
688	United Technologies Corp.	82,367

		1,265,280

Air Freight & Logistics – 0.1%
1,344	C.H. Robinson Worldwide, Inc.	94,927
4,713	Deutsche Post AG	195,709
545	Expeditors International of Washington, Inc.	30,574
235	FedEx Corp.	50,379
19,495	Royal Mail PLC	99,306
472	United Parcel Service, Inc. Class B	53,978
817	Yamato Holdings Co. Ltd.	17,421

		542,294

Airlines – 0.1%
3,370	ANA Holdings, Inc.	12,512
1,497	Delta Air Lines, Inc.	70,643
2,443	Deutsche Lufthansa AG	61,356
9,030	International Consolidated Airlines Group SA	71,591
329	Japan Airlines Co. Ltd.	11,328
9,269	Qantas Airways Ltd.	42,190
1,358	Singapore Airlines Ltd.	10,337
1,429	Southwest Airlines Co.	74,508
1,080	United Continental Holdings, Inc.*	66,917

		421,382

Auto Components – 0.1%
301	Aisin Seiki Co. Ltd.	15,124
808	BorgWarner, Inc.	37,499
853	Bridgestone Corp.	36,594
287	Cie Generale des Etablissements Michelin	39,149
61	Continental AG	13,773
216	Denso Corp.	10,473
3,992	GKN PLC	16,452

Common Stocks – (continued)
Auto Components – (continued)
319	Koito Manufacturing Co. Ltd.	19,884
473	Lear Corp.	70,732
782	Linamar Corp.	43,604
611	Magna International, Inc.	29,401
449	Stanley Electric Co. Ltd.	14,911
546	Sumitomo Electric Industries Ltd.	8,543
2,000	Sumitomo Rubber Industries Ltd.	33,170
1,565	The Goodyear Tire & Rubber Co.	47,420
1,643	The Yokohama Rubber Co. Ltd.	30,376
462	Toyoda Gosei Co. Ltd.	10,765
293	Valeo SA	19,613

		497,483

Automobiles – 0.2%
129	Bayerische Motoren Werke AG	11,996
334	Daimler AG	24,373
605	Ferrari NV	69,298
5,610	Fiat Chrysler Automobiles NV*	84,755
8,855	Ford Motor Co.	97,671
330	General Motors Co.	12,058
573	Harley-Davidson, Inc.	26,937
2,011	Honda Motor Co. Ltd.	56,328
1,215	Isuzu Motors Ltd.	15,854
2,667	Mazda Motor Corp.	39,174
1,754	Nissan Motor Co. Ltd.	17,462
3,283	Peugeot SA	69,416
469	Subaru Corp.	16,392
493	Suzuki Motor Corp.	24,755
138	Tesla, Inc.*(a)	49,114
1,536	Toyota Motor Corp.	86,483
48	Volkswagen AG	7,421
1,672	Yamaha Motor Co. Ltd.	47,216

		756,703

Banks – 1.2%
607	ABN AMRO Group NV(b)	17,006
2,841	Aozora Bank Ltd.	10,748
4,086	Australia & New Zealand Banking Group Ltd.	95,649
7,251	Banco Bilbao Vizcaya Argentaria SA	64,163
22,155	Banco de Sabadell SA	48,787
18,354	Banco Santander SA	119,622
6,651	Bank Hapoalim BM	44,769
8,744	Bank Leumi Le-Israel BM	45,828
13,703	Bank of America Corp.	327,365
3,245	Bank of Ireland Group PLC*	27,041
1,091	Bank of Montreal	78,290
2,440	Bank of Queensland Ltd.	24,465
3,478	Bankia SA	16,948
2,134	Bankinter SA	20,376
10,677	Barclays PLC	26,405
1,338	BB&T Corp.	61,668
5,582	Bendigo & Adelaide Bank Ltd.	53,075
2,026	BNP Paribas SA	154,033
12,024	BOC Hong Kong Holdings Ltd.	61,431
3,942	CaixaBank SA	20,396

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
840	Canadian Imperial Bank of Commerce	$70,570
828	CIT Group, Inc.	37,136
4,540	Citigroup, Inc.	308,856
1,037	Citizens Financial Group, Inc.	34,356
432	Comerica, Inc.	29,484
1,620	Commerzbank AG*	20,156
1,689	Commonwealth Bank of Australia	102,040
4,108	Credit Agricole SA	72,505
1,038	Danske Bank A/S	40,379
6,479	DBS Group Holdings Ltd.	98,712
1,536	DNB ASA	30,002
326	East West Bancorp, Inc.	18,051
912	Erste Groupe Bank AG*	38,571
2,314	Fifth Third Bancorp	60,465
404	First Republic Bank	39,208
2,022	Hang Seng Bank Ltd.	46,630
19,455	HSBC Holdings PLC	188,611
2,053	Huntington Bancshares, Inc.	25,847
6,376	ING Groep NV	113,179
12,957	Intesa Sanpaolo SpA	43,866
4,193	Intesa Sanpaolo SpA RSP	13,270
602	Japan Post Bank Co. Ltd.	7,662
5,160	JPMorgan Chase & Co.	468,992
456	KBC Group NV	37,484
2,258	KeyCorp	38,860
33,607	Lloyds Banking Group PLC	27,702
233	M&T Bank Corp.	34,451
3,275	Mebuki Financial Group, Inc.	11,614
1,077	Mediobanca SpA	11,079
14,739	Mitsubishi UFJ Financial Group, Inc.	89,813
1,771	Mizrahi Tefahot Bank Ltd.	31,563
38,629	Mizuho Financial Group, Inc.	66,286
2,650	National Australia Bank Ltd.	63,712
905	National Bank of Canada	41,657
3,004	Nordea Bank AB	40,445
9,699	Oversea-Chinese Banking Corp. Ltd.	80,006
1,039	People’s United Financial, Inc.	17,351
1,012	Raiffeisen Bank International AG*	33,228
3,128	Regions Financial Corp.	44,136
5,755	Resona Holdings, Inc.	28,643
1,942	Royal Bank of Canada	144,132
9,145	Shinsei Bank Ltd.	14,624
59	Signature Bank*	7,572
1,440	Skandinaviska Enskilda Banken AB	18,748
1,853	Societe Generale SA	103,660
2,445	Standard Chartered PLC*	24,353
1,297	Sumitomo Mitsui Financial Group, Inc.	48,292
481	Sumitomo Mitsui Trust Holdings, Inc.	16,599
1,033	SunTrust Banks, Inc.	56,918
67	SVB Financial Group*	11,346
693	Svenska Handelsbanken AB Class A	10,374
1,053	Swedbank AB Class A	28,483
1,438	The Bank of Nova Scotia	89,464
659	The PNC Financial Services Group, Inc.	82,645
2,429	The Toronto-Dominion Bank	130,441
1,867	U.S. Bancorp	95,684

Common Stocks – (continued)
Banks – (continued)
5,510	United Overseas Bank Ltd.	97,706
6,486	Wells Fargo & Co.	331,240
3,453	Westpac Banking Corp.	85,937
342	Zions Bancorporation	14,932

		5,337,793

Beverages – 0.3%
247	Anheuser-Busch InBev SA	29,252
817	Asahi Group Holdings Ltd.	35,552
1,201	Brown-Forman Corp. Class B	63,701
1,047	Carlsberg A/S Class B	120,338
3,179	Coca-Cola Amatil Ltd.	20,374
1,381	Coca-Cola Bottlers Japan, Inc.	47,306
540	Coca-Cola European Partners PLC	23,123
711	Coca-Cola HBC AG*	24,313
129	Constellation Brands, Inc. Class A	25,813
2,837	Diageo PLC	94,892
498	Dr. Pepper Snapple Group, Inc.	45,343
999	Heineken Holding NV	98,686
195	Heineken NV	20,465
2,992	Kirin Holdings Co. Ltd.	67,887
642	Molson Coors Brewing Co. Class B	57,620
1,041	Monster Beverage Corp.*	58,109
2,156	PepsiCo, Inc.	249,514
178	Pernod Ricard SA	24,338
192	Remy Cointreau SA	21,943
1,323	Suntory Beverage & Food Ltd.	61,153
3,171	The Coca-Cola Co.	144,439
1,372	Treasury Wine Estates Ltd.	15,801

		1,349,962

Biotechnology – 0.3%
1,117	AbbVie, Inc.	84,110
582	Amgen, Inc.	103,462
417	Biogen, Inc.*	132,005
569	Celgene Corp.*	79,051
613	CSL Ltd.	62,738
3,403	Gilead Sciences, Inc.	284,865
409	Grifols SA	11,579
168	Incyte Corp.*	23,085
854	Seattle Genetics, Inc.*	44,861
1,825	Shire PLC	90,770
80	TESARO, Inc.*	10,331
579	United Therapeutics Corp.*	75,733
740	Vertex Pharmaceuticals, Inc.*	118,800

		1,121,390

Building Products – 0.1%
678	A.O. Smith Corp.	37,758
506	Allegion PLC	39,827
696	Asahi Glass Co. Ltd.	27,174
517	Assa Abloy AB Class B	11,175
753	Cie de Saint-Gobain	41,281
472	Daikin Industries Ltd.	47,167
879	Fortune Brands Home & Security, Inc.	54,964
32	Geberit AG	14,627

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Building Products – (continued)
549	Johnson Controls International PLC	$21,735
402	Lennox International, Inc.	66,623
636	LIXIL Group Corp.	16,694
1,327	Masco Corp.	48,794
671	TOTO Ltd.	25,543

		453,362

Capital Markets – 0.5%
12,653	3i Group PLC	158,741
138	Ameriprise Financial, Inc.	19,114
487	ASX Ltd.	21,202
64	BlackRock, Inc.	26,817
697	Brookfield Asset Management, Inc. Class A	27,567
388	CBOE Holdings, Inc.	39,145
2,483	CI Financial Corp.	54,363
393	CME Group, Inc.	49,439
554	Deutsche Boerse AG	59,271
589	E*TRADE Financial Corp.*	24,155
2,113	Eaton Vance Corp.	100,537
245	Franklin Resources, Inc.	10,591
6,534	Hargreaves Lansdown PLC	118,231
1,716	Hong Kong Exchanges & Clearing Ltd.	46,928
306	IGM Financial, Inc.	10,020
616	Intercontinental Exchange, Inc.	39,837
510	Invesco Ltd.	16,718
2,315	Investec PLC	17,687
270	Julius Baer Group Ltd.*	15,098
570	London Stock Exchange Group PLC	29,129
382	Macquarie Group Ltd.	26,437
159	Moody’s Corp.	21,311
2,563	Morgan Stanley	116,616
1,095	MSCI, Inc.	125,498
293	Nasdaq, Inc.	22,086
2,651	Natixis SA	19,910
2,126	Nomura Holdings, Inc.	11,829
397	Northern Trust Corp.	35,135
136	Partners Group Holding AG	88,225
374	Raymond James Financial, Inc.	29,292
1,275	S&P Global, Inc.	196,771
2,333	SBI Holdings, Inc.	32,448
342	Schroders PLC	14,897
1,047	SEI Investments Co.	61,208
9,386	Singapore Exchange Ltd.	51,957
712	St. James’s Place PLC	10,629
660	State Street Corp.	61,043
548	T. Rowe Price Group, Inc.	46,229
733	TD Ameritrade Holding Corp.	31,754
1,708	The Bank of New York Mellon Corp.	89,294
1,176	The Charles Schwab Corp.	46,922
426	Thomson Reuters Corp.	19,479
1,666	UBS Group AG*	27,450

		2,071,010

Chemicals – 0.4%
235	Air Liquide SA	28,692
179	Air Products & Chemicals, Inc.	26,021

Common Stocks – (continued)
Chemicals – (continued)
504	Air Water, Inc.	9,304
553	Akzo Nobel NV	50,526
240	Albemarle Corp.	27,902
1,155	Arkema SA	125,618
3,572	Asahi Kasei Corp.	42,841
836	Axalta Coating Systems Ltd.*	24,679
960	BASF SE	93,118
235	Celanese Corp. Series A	22,800
136	Chr Hansen Holding A/S	11,716
730	Covestro AG(b)	57,415
389	Croda International PLC	19,345
622	Eastman Chemical Co.	53,616
255	Ecolab, Inc.	33,991
170	EMS-Chemie Holding AG	116,315
277	FMC Corp.	23,883
8	Givaudan SA	16,357
796	Hitachi Chemical Co. Ltd.	21,561
3,334	Incitec Pivot Ltd.	8,845
97	International Flavors & Fragrances, Inc.	13,274
590	Johnson Matthey PLC	21,110
763	JSR Corp.	14,862
311	Kansai Paint Co. Ltd.	7,907
352	Koninklijke DSM NV	26,718
2,094	Kuraray Co. Ltd.	39,783
373	LANXESS AG	27,855
157	Linde AG	30,145
773	LyondellBasell Industries NV Class A	70,026
2,992	Mitsubishi Chemical Holdings Corp.	27,887
1,891	Mitsubishi Gas Chemical Co., Inc.	47,011
3,375	Mitsui Chemicals, Inc.	20,215
658	Monsanto Co.	77,118
286	Nippon Paint Holdings Co. Ltd.	9,776
740	Nissan Chemical Industries Ltd.	24,819
248	Nitto Denko Corp.	21,880
2,526	Orica Ltd.	40,997
357	PPG Industries, Inc.	37,242
207	Praxair, Inc.	27,229
338	Shin-Etsu Chemical Co. Ltd.	29,939
6	Sika AG	42,578
184	Solvay SA	26,708
1,256	Sumitomo Chemical Co. Ltd.	7,539
161	Symrise AG	11,777
749	Teijin Ltd.	15,216
1,713	The Dow Chemical Co.	114,171
202	The Sherwin-Williams Co.	68,533
994	Toray Industries, Inc.	9,476
873	Tosoh Corp.	10,263
473	Umicore SA	35,315
120	W.R. Grace & Co.	8,578

		1,780,492

Commercial Services & Supplies – 0.1%
517	Cintas Corp.	69,800
699	Dai Nippon Printing Co. Ltd.	8,256
2,782	G4S PLC	10,191
410	ISS A/S	15,958

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
618	Park24 Co. Ltd.	$14,872
816	Republic Services, Inc.	53,236
3,078	Rollins, Inc.	136,694
180	Secom Co. Ltd.	13,359
2,275	Securitas AB Class B	37,422
256	Societe BIC SA	30,752
290	Stericycle, Inc.*	20,848
3,263	Toppan Printing Co. Ltd.	32,688
813	Waste Connections, Inc.	54,219
831	Waste Management, Inc.	64,078

		562,373

Communications Equipment – 0.1%
138	Arista Networks, Inc.*	24,309
5,323	Cisco Systems, Inc.	171,454
748	CommScope Holding Co., Inc.*	24,729
864	F5 Networks, Inc.*	103,144
371	Harris Corp.	45,596
1,110	Juniper Networks, Inc.	30,780
493	Motorola Solutions, Inc.	43,443
11,012	Telefonaktiebolaget LM Ericsson Class B	64,580

		508,035

Construction & Engineering – 0.2%
2,794	ACS Actividades de Construccion y Servicios SA	105,763
865	Boskalis Westminster	28,271
173	Bouygues SA	7,848
1,380	CIMIC Group Ltd.	46,196
740	Eiffage SA	76,457
404	Ferrovial SA	9,219
2,836	Fluor Corp.	109,384
267	HOCHTIEF AG	47,111
2,254	Jacobs Engineering Group, Inc.	122,820
3,832	Kajima Corp.	35,182
2,126	Obayashi Corp.	25,088
2,345	Shimizu Corp.	24,232
480	Skanska AB Class B	10,848
211	SNC-Lavalin Group, Inc.	9,217
2,915	Taisei Corp.	29,249
519	Vinci SA	47,753

		734,638

Construction Materials – 0.1%
2,674	Boral Ltd.	14,232
1,961	CRH PLC	68,490
4,023	Fletcher Building Ltd.	23,632
255	HeidelbergCement AG	24,489
475	Imerys SA	41,762
3,080	James Hardie Industries PLC	43,446
127	LafargeHolcim Ltd.*	7,473
5,781	Taiheiyo Cement Corp.	22,294

		245,818

Consumer Finance – 0.1%
3,227	Ally Financial, Inc.	72,930
1,860	American Express Co.	160,146

Common Stocks – (continued)
Consumer Finance – (continued)
1,073	Capital One Financial Corp.	85,422
762	Credit Saison Co. Ltd.	13,792
1,145	Discover Financial Services	67,498
4,122	Navient Corp.	54,410
2,507	Provident Financial PLC	28,659
1,351	Synchrony Financial	41,597

		524,454

Containers & Packaging – 0.1%
1,256	Amcor Ltd.	16,132
172	Avery Dennison Corp.	16,213
260	Ball Corp.	10,397
888	Crown Holdings, Inc.*	52,418
455	International Paper Co.	24,511
373	Packaging Corp. of America	41,929
363	Sealed Air Corp.	16,110
960	Toyo Seikan Group Holdings Ltd.	15,821
1,868	WestRock Co.	106,308

		299,839

Distributors – 0.0%
826	Genuine Parts Co.	68,417
1,485	Jardine Cycle & Carriage Ltd.	43,807
412	LKQ Corp.*	14,276

		126,500

Diversified Consumer Services – 0.0%
311	Benesse Holdings, Inc.	11,960
4,458	H&R Block, Inc.	119,207

		131,167

Diversified Financial Services – 0.2%
2,821	AMP Ltd.	11,461
1,637	Berkshire Hathaway, Inc. Class B*	296,559
2,342	Challenger Ltd.	23,417
409	Eurazeo SA	33,826
1,068	EXOR NV	68,635
120	Groupe Bruxelles Lambert SA	12,215
1,442	Industrivarden AB Class C	34,178
691	Investor AB Class B	32,326
252	Kinnevik AB Class B	7,586
617	L E Lundbergforetagen AB Class B	47,805
1,886	Leucadia National Corp.	44,660
4,146	Mitsubishi UFJ Lease & Finance Co. Ltd.	20,972
1,648	Onex Corp.	131,774
1,974	ORIX Corp.	31,637
316	Pargesa Holding SA	25,618
1,328	Standard Life Aberdeen PLC	7,380
143	Wendel SA	22,673

		852,722

Diversified Telecommunication Services – 0.2%
7,912	AT&T, Inc.	296,384
301	BCE, Inc.	14,327
32,566	Bezeq The Israeli Telecommunication Corp. Ltd.	47,977

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
2,154	BT Group PLC	$8,136
499	CenturyLink, Inc.(a)	9,840
3,789	Deutsche Telekom AG	68,524
299	Elisa Oyj	13,064
2,865	Koninklijke KPN NV	10,133
682	Level 3 Communications, Inc.*	37,121
1,097	Nippon Telegraph & Telephone Corp.	54,613
802	Orange SA	13,617
69,739	PCCW Ltd.	38,927
283	Proximus SADP	9,978
3,570	Singapore Telecommunications Ltd.	9,784
6,705	Spark New Zealand Ltd.	18,864
31	Swisscom AG	15,647
3,534	TDC A/S	21,081
46,173	Telecom Italia SpA*	44,307
52,947	Telecom Italia SpA RSP	41,171
4,219	Telefonica SA	45,517
596	Telenor ASA	12,063
2,026	Telia Co. AB	9,668
6,753	Telstra Corp. Ltd.	19,707
413	TELUS Corp.	14,952
4,108	Verizon Communications, Inc.	197,061
624	Zayo Group Holdings, Inc.*	21,322

		1,093,785

Electric Utilities – 0.3%
746	Alliant Energy Corp.	31,884
468	American Electric Power Co., Inc.	34,459
12,240	AusNet Services	16,946
998	Chubu Electric Power Co., Inc.	13,056
1,290	CK Infrastructure Holdings Ltd.	11,702
3,125	CLP Holdings Ltd.	33,016
7,473	Contact Energy Ltd.	30,005
192	DONG Energy A/S(b)	10,005
595	Duke Energy Corp.	51,944
509	Edison International	40,812
10,837	EDP – Energias de Portugal SA	41,664
312	Emera, Inc.	11,983
1,902	Endesa SA	45,956
5,314	Enel SpA	32,194
273	Entergy Corp.	21,613
566	Eversource Energy	35,658
2,255	Exelon Corp.	85,397
1,639	FirstEnergy Corp.	53,399
498	Fortis, Inc.	18,221
785	Fortum Oyj	14,097
32,782	HK Electric Investments & HK Electric Investments Ltd.(b)	30,088
772	Hydro One Ltd.(b)	14,324
8,217	Iberdrola SA	67,232
857	Kyushu Electric Power Co., Inc.	10,075
6,793	Mercury NZ Ltd.	16,778
676	NextEra Energy, Inc.	101,745
795	OGE Energy Corp.	28,397
660	PG&E Corp.	46,451
387	Pinnacle West Capital Corp.	34,818

Common Stocks – (continued)
Electric Utilities – (continued)
1,199	Power Assets Holdings Ltd.	10,578
989	PPL Corp.	38,808
1,123	SSE PLC	20,698
3,154	Terna Rete Elettrica Nazionale SpA	18,637
747	The Chugoku Electric Power Co., Inc.	8,613
2,945	The Kansai Electric Power Co., Inc.	41,295
809	The Southern Co.	39,042
769	Tohoku Electric Power Co., Inc.	10,521
8,177	Tokyo Electric Power Co. Holdings., Inc*	33,111
753	Westar Energy, Inc.	38,636
756	Xcel Energy, Inc.	37,422

		1,281,280

Electrical Equipment – 0.1%
1,806	ABB Ltd.	41,788
272	Acuity Brands, Inc.	48,087
243	AMETEK, Inc.	15,370
1,548	Eaton Corp. PLC	111,084
757	Emerson Electric Co.	44,693
3,499	Fuji Electric Co. Ltd.	19,304
324	Legrand SA	22,723
2,068	Mitsubishi Electric Corp.	30,600
403	Nidec Corp.	45,707
93	OSRAM Licht AG	7,639
2,580	Prysmian SpA	81,324
226	Rockwell Automation, Inc.	37,078
523	Schneider Electric SE*	42,175
1,025	Sensata Technologies Holding NV*	45,777
191	Vestas Wind Systems A/S	17,407

		610,756

Electronic Equipment, Instruments & Components – 0.2%
469	Alps Electric Co. Ltd.	12,897
822	Amphenol Corp. Class A	66,533
272	Arrow Electronics, Inc.*	21,605
478	Avnet, Inc.	18,436
531	CDW Corp.	33,676
2,085	Corning, Inc.	59,965
5,067	Flex Ltd.*	82,440
573	FLIR Systems, Inc.	21,774
563	Hamamatsu Photonics KK	17,434
284	Hexagon AB Class B	13,946
126	Hirose Electric Co. Ltd.	17,455
613	Hitachi High-Technologies Corp.	21,893
3,487	Hitachi Ltd.	24,003
159	Ingenico Group SA	15,772
140	Keyence Corp.	72,990
394	Kyocera Corp.	23,656
49	Murata Manufacturing Co. Ltd.	7,506
547	Nippon Electric Glass Co. Ltd.	20,819
896	Omron Corp.	45,046
564	TE Connectivity Ltd.	44,894
821	Trimble, Inc.*	31,756
1,225	Yaskawa Electric Corp.	37,131
2,373	Yokogawa Electric Corp.	37,006

		748,633

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – 0.1%
292	Halliburton Co.	$11,379
2,357	National Oilwell Varco, Inc.	72,289
17,838	Saipem SpA*	66,312
592	Schlumberger Ltd.	37,598
1,579	TechnipFMC PLC*	40,786

		228,364

Equity Real Estate Investment Trusts (REITs) – 0.3%
288	Alexandria Real Estate Equities, Inc.	34,937
488	American Tower Corp.	72,248
3,922	Ascendas Real Estate Investment Trust	7,700
103	AvalonBay Communities, Inc.	19,336
98	Boston Properties, Inc.	11,819
1,106	Camden Property Trust	98,965
9,747	CapitaLand Commercial Trust	12,523
625	Colony NorthStar, Inc. Class A	8,194
188	Crown Castle International Corp.	20,387
8	Daiwa House REIT Investment Corp.	19,561
1,957	Dexus	14,955
526	Digital Realty Trust, Inc.	62,247
547	Duke Realty Corp.	16,257
115	Equinix, Inc.	53,867
272	Equity Residential	18,265
77	Essex Property Trust, Inc.	20,480
141	Extra Space Storage, Inc.	10,946
91	Federal Realty Investment Trust	11,551
121	Fonciere Des Regions	11,970
77	Gecina SA	11,999
401	GGP, Inc.	8,321
3,897	Goodman Group	25,752
683	H&R Real Estate Investment Trust	11,683
1,989	Hammerson PLC	14,445
316	HCP, Inc.	9,420
5,640	Host Hotels & Resorts, Inc.	102,197
127	ICADE	11,291
3,328	Intu Properties PLC	10,722
259	Iron Mountain, Inc.	10,210
4	Japan Prime Realty Investment Corp.	14,372
3	Japan Real Estate Investment Corp.	15,555
6	Japan Retail Fund Investment Corp.	11,039
449	Kimco Realty Corp.	8,809
260	Klepierre SA	10,481
981	Land Securities Group PLC	12,824
828	Liberty Property Trust	35,273
5,195	Link REIT	42,915
100	Mid-America Apartment Communities, Inc.	10,646
7,473	Mirvac Group	13,823
218	National Retail Properties, Inc.	9,119
3	Nippon Building Fund, Inc.	15,964
6	Nippon Prologis REIT, Inc.	13,036
12	Nomura Real Estate Master Fund, Inc.	15,860
720	Prologis, Inc.	45,619
81	Public Storage	16,632
218	Realty Income Corp.	12,548
158	Regency Centers Corp.	10,162

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
582	RioCan Real Estate Investment Trust	11,092
159	SBA Communications Corp.*	24,414
4,918	Scentre Group	15,126
3,570	Segro PLC	24,863
144	Simon Property Group, Inc.	22,586
514	SL Green Realty Corp.	49,539
384	Smart Real Estate Investment Trust	9,357
5,942	Stockland	20,961
1,399	The British Land Co. PLC	11,085
3,043	The GPT Group	12,124
163	The Macerich Co.	8,601
273	UDR, Inc.	10,598
57	Unibail-Rodamco SE	14,500
11	United Urban Investment Corp.	16,600
281	Ventas, Inc.	19,232
6,258	VEREIT, Inc.	52,817
4,521	Vicinity Centres	9,428
240	Vornado Realty Trust	17,878
308	Welltower, Inc.	22,552
1,545	Westfield Corp.	9,138
446	Weyerhaeuser Co.	14,544

		1,453,960

Food & Staples Retailing – 0.5%
1,024	AEON Co. Ltd.	15,119
829	Alimentation Couche-Tard, Inc. Class B	39,586
837	Carrefour SA	16,884
386	Casino Guichard Perrachon SA	21,940
392	Colruyt SA	21,767
767	Costco Wholesale Corp.	120,220
2,308	CVS Health Corp.	178,501
12,250	Distribuidora Internacional de Alimentacion SA	77,596
7,818	Empire Co. Ltd.	131,411
350	FamilyMart UNY Holdings Co. Ltd.	18,965
712	George Weston Ltd.	61,881
295	ICA Gruppen AB	11,763
16,640	J Sainsbury PLC	50,653
2,421	Jeronimo Martins SGPS SA	48,334
4,453	Koninklijke Ahold Delhaize NV	80,050
732	Lawson, Inc.	49,217
1,053	Loblaw Cos. Ltd.	57,113
572	METRO AG*	11,181
739	Metro, Inc.	24,394
265	Seven & i Holdings Co. Ltd.	10,515
1,130	Sundrug Co. Ltd.	46,863
2,595	Sysco Corp.	136,679
30,154	Tesco PLC*	70,457
734	The Jean Coutu Group PJC, Inc. Class A	13,090
3,819	The Kroger Co.	83,522
555	Tsuruha Holdings, Inc.	66,116
4,570	Wal-Mart Stores, Inc.	356,780
2,240	Walgreens Boots Alliance, Inc.	182,560
2,335	Wesfarmers Ltd.	79,159
30,733	William Morrison Supermarkets PLC	97,716
6,159	Woolworths Ltd.	127,379

		2,307,411

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Food Products – 0.5%
474	Ajinomoto Co., Inc.	$9,362
3,353	Archer-Daniels-Midland Co.	138,546
184	Associated British Foods PLC	7,915
35	Barry Callebaut AG*	50,338
2,102	Bunge Ltd.	156,872
1,333	Calbee, Inc.	45,566
1,369	Campbell Soup Co.	63,248
2	Chocoladefabriken Lindt & Spruengli AG	11,471
2,155	Conagra Brands, Inc.	69,951
1,218	Danone SA	95,960
629	General Mills, Inc.	33,501
106,622	Golden Agri-Resources Ltd.	31,060
475	Hormel Foods Corp.	14,602
1,015	Ingredion, Inc.	125,677
329	Kellogg Co.	21,536
267	Kerry Group PLC Class A	24,865
431	Kikkoman Corp.	13,495
4,320	Marine Harvest ASA*	85,816
396	McCormick & Co., Inc.	37,672
558	MEIJI Holdings Co. Ltd.	44,453
637	Mondelez International, Inc. Class A	25,900
2,575	Nestle SA	218,298
1,664	NH Foods Ltd.	48,810
1,038	Nisshin Seifun Group, Inc.	18,027
148	Nissin Foods Holdings Co. Ltd.	9,126
1,080	Orkla ASA	11,089
1,729	Saputo, Inc.	58,374
3,502	Tate & Lyle PLC	30,922
904	The Hershey Co.	94,848
759	The J.M. Smucker Co.	79,513
371	The Kraft Heinz Co.	29,958
229	Toyo Suisan Kaisha Ltd.	8,465
2,344	Tyson Foods, Inc. Class A	148,375
90,939	WH Group Ltd.(b)	95,317
128	Yakult Honsha Co. Ltd.	8,865
3,614	Yamazaki Baking Co. Ltd.	68,498

		2,036,291

Gas Utilities – 0.1%
1,599	APA Group	11,274
233	Atmos Energy Corp.	20,513
426	Gas Natural SDG SA	10,365
17,472	Hong Kong & China Gas Co. Ltd.	33,080
7,441	Osaka Gas Co. Ltd.	29,128
2,262	Toho Gas Co. Ltd.	14,929
5,267	Tokyo Gas Co. Ltd.	27,925
1,775	UGI Corp.	87,703

		234,917

Health Care Equipment & Supplies – 0.4%
1,390	Abbott Laboratories	70,807
1,025	Align Technology, Inc.*	181,158
843	Baxter International, Inc.	52,300
291	Becton Dickinson & Co.	58,037
843	Boston Scientific Corp.*	23,225

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
372	C.R. Bard, Inc.	119,341
1,106	Cochlear Ltd.	137,760
490	Coloplast A/S Class B	40,157
2,821	ConvaTec Group PLC*(b)	10,466
639	Danaher Corp.	53,305
287	DENTSPLY SIRONA, Inc.	16,236
1,396	DexCom, Inc.*	104,156
547	Edwards Lifesciences Corp.*	62,172
141	Essilor International SA	17,808
2,645	Getinge AB Class B	49,168
404	Hologic, Inc.*	15,594
1,432	Hoya Corp.	82,066
955	IDEXX Laboratories, Inc.*	148,436
53	Intuitive Surgical, Inc.*	53,247
2,669	Koninklijke Philips NV	101,219
791	Medtronic PLC	63,770
848	Olympus Corp.	29,364
203	ResMed, Inc.	15,749
5,091	Smith & Nephew PLC	92,097
82	Sonova Holding AG	13,864
126	Straumann Holding AG	80,904
547	Stryker Corp.	77,329
576	Sysmex Corp.	35,648
129	Teleflex, Inc.	27,316
318	Terumo Corp.	12,304
161	The Cooper Cos., Inc.	40,384
219	Varian Medical Systems, Inc.*	23,269
396	William Demant Holding A/S*	10,487
219	Zimmer Biomet Holdings, Inc.	25,025

		1,944,168

Health Care Providers & Services – 0.4%
738	Aetna, Inc.	116,383
2,573	Alfresa Holdings Corp.	48,520
415	AmerisourceBergen Corp.	33,304
551	Anthem, Inc.	108,018
234	Cardinal Health, Inc.	15,786
1,043	Centene Corp.*	92,670
477	Cigna Corp.	86,843
645	DaVita, Inc.*	37,771
240	Envision Healthcare Corp.*	12,578
1,283	Express Scripts Holding Co.*	80,598
230	Fresenius Medical Care AG & Co. KGaA	21,576
161	Fresenius SE & Co. KGaA	13,665
445	HCA Healthcare, Inc.*	35,004
472	Henry Schein, Inc.*	81,977
411	Humana, Inc.	105,882
386	Laboratory Corp. of America Holdings*	60,552
358	McKesson Corp.	53,453
4,804	Mediclinic International PLC	47,583
997	Medipal Holdings Corp.	17,599
339	MEDNAX, Inc.*	15,204
718	Miraca Holdings, Inc.	32,693
204	Patterson Cos., Inc.	7,854
494	Quest Diagnostics, Inc.	53,525
159	Ramsay Health Care Ltd.	8,638

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
688	Sonic Healthcare Ltd.	$11,982
868	Suzuken Co. Ltd.	31,640
1,471	UnitedHealth Group, Inc.	292,582
249	Universal Health Services, Inc. Class B	26,924

		1,550,804

Health Care Technology – 0.0%
414	Cerner Corp.*	28,061
598	M3, Inc.	15,567
183	Veeva Systems, Inc. Class A*	10,888

		54,516

Hotels, Restaurants & Leisure – 0.4%
2,697	Aramark	109,741
4,571	Aristocrat Leisure Ltd.	76,970
1,238	Carnival Corp.	86,016
388	Carnival PLC	26,997
3,547	Compass Group PLC	75,848
659	Darden Restaurants, Inc.	54,097
799	Domino’s Pizza, Inc.	145,626
3,738	Flight Centre Travel Group Ltd.	144,007
3,397	Galaxy Entertainment Group Ltd.	21,404
17,779	Genting Singapore PLC	15,572
1,163	Hilton Worldwide Holdings, Inc.	74,816
710	InterContinental Hotels Group PLC	35,420
513	Las Vegas Sands Corp.	31,914
577	Marriott International, Inc. Class A	59,766
970	McDonald’s Corp.	155,171
1,055	McDonald’s Holdings Co. Japan Ltd.	46,895
515	Melco Resorts & Entertainment Ltd. ADR	11,304
1,425	Merlin Entertainments PLC(b)	8,501
7,743	MGM China Holdings Ltd.	15,558
1,229	MGM Resorts International	40,508
273	Norwegian Cruise Line Holdings Ltd.*	16,232
276	Oriental Land Co. Ltd.	20,755
280	Restaurant Brands International, Inc.	17,092
856	Royal Caribbean Cruises Ltd.	106,538
5,931	Shangri-La Asia Ltd.	9,946
148,532	SJM Holdings Ltd.	129,852
159	Sodexo SA	18,561
1,267	Starbucks Corp.	69,508
4,070	Tabcorp Holdings Ltd.	13,311
132	Vail Resorts, Inc.	30,089
1,235	Whitbread PLC	60,034
812	Wyndham Worldwide Corp.	80,940
7,900	Wynn Macau Ltd.	17,410
143	Wynn Resorts Ltd.	19,875
1,057	Yum! Brands, Inc.	81,199

		1,927,473

Household Durables – 0.2%
10,047	Barratt Developments PLC	81,395
317	Berkeley Group Holdings PLC	15,360
384	D.R. Horton, Inc.	13,882
1,338	Electrolux AB Series B	48,681

Common Stocks – (continued)
Household Durables – (continued)
191	Garmin Ltd.	9,836
1,644	Husqvarna AB Class B	16,595
444	Leggett & Platt, Inc.	20,411
559	Lennar Corp. Class A	28,934
48	Mohawk Industries, Inc.*	12,150
264	Newell Brands, Inc.	12,746
1,363	Nikon Corp.	22,468
11	NVR, Inc.*	29,929
2,158	Panasonic Corp.	28,766
842	Persimmon PLC	28,995
895	PulteGroup, Inc.	23,109
119	Rinnai Corp.	10,344
464	SEB SA	84,279
1,262	Sekisui Chemical Co. Ltd.	23,564
610	Sekisui House Ltd.	10,561
5,232	Sharp Corp.*	15,700
2,113	Sony Corp.	83,608
8,939	Taylor Wimpey PLC	23,226
7,948	Techtronic Industries Co. Ltd.	41,181
600	Toll Brothers, Inc.	23,376
161	Whirlpool Corp.	27,631

		736,727

Household Products – 0.2%
661	Church & Dwight Co., Inc.	33,162
2,338	Colgate-Palmolive Co.	167,494
309	Essity AB*	8,579
388	Henkel AG & Co. KGaA	49,129
687	Kimberly-Clark Corp.	84,700
5,214	Lion Corp.	103,936
400	Reckitt Benckiser Group PLC	37,932
544	Spectrum Brands Holdings, Inc.(a)	59,818
757	The Clorox Co.	104,867
2,647	The Procter & Gamble Co.	244,239
1,208	Unicharm Corp.	28,440

		922,296

Independent Power and Renewable Electricity Producers – 0.0%
11,969	AES Corp.	132,138
10,375	Meridian Energy Ltd.	21,985

		154,123

Industrial Conglomerates – 0.2%
1,063	3M Co.	217,192
1,601	CK Hutchison Holdings Ltd.	20,990
111	DCC PLC	10,121
4,666	General Electric Co.	114,550
919	Honeywell International, Inc.	127,070
255	Jardine Matheson Holdings Ltd.	16,772
727	Jardine Strategic Holdings Ltd.	31,918
1,875	Keihan Holdings Co. Ltd.	11,314
7,832	NWS Holdings Ltd.	15,074
140	Roper Technologies, Inc.	32,293
800	Siemens AG	104,727
1,977	Smiths Group PLC	39,507

		741,528

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Insurance – 0.8%
4,756	Admiral Group PLC	$118,815
1,294	Aegon NV	7,399
908	Aflac, Inc.	74,955
323	Ageas	14,995
11,449	AIA Group Ltd.	88,178
56	Alleghany Corp.*	31,515
604	Allianz SE	129,453
363	American Financial Group, Inc.	36,957
647	American International Group, Inc.	39,131
798	Aon PLC	111,050
424	Arch Capital Group Ltd.*	41,272
442	Arthur J. Gallagher & Co.	25,592
1,452	Assicurazioni Generali SpA	26,046
579	Assurant, Inc.	54,826
373	Athene Holding Ltd. Class A*	19,959
4,146	Aviva PLC	28,036
1,957	AXA SA	56,742
715	Axis Capital Holdings Ltd.	43,072
181	Baloise Holding AG	28,845
442	Brighthouse Financial, Inc.*	25,225
553	Chubb Ltd.	78,205
357	Cincinnati Financial Corp.	27,432
1,380	CNP Assurances	32,031
1,225	Dai-ichi Life Holdings, Inc.	19,589
2,108	Direct Line Insurance Group PLC	10,360
212	Everest Re Group Ltd.	53,526
732	FNF Group	35,312
661	Gjensidige Forsikring ASA	11,567
1,039	Great-West Lifeco, Inc.	28,780
74	Hannover Rueck SE	8,977
1,301	Industrial Alliance Insurance & Financial Services, Inc.	55,832
4,952	Insurance Australia Group Ltd.	25,271
280	Intact Financial Corp.	23,082
747	Japan Post Holdings Co. Ltd.	9,276
6,978	Legal & General Group PLC	23,498
723	Lincoln National Corp.	49,063
635	Loews Corp.	29,578
4,245	Manulife Financial Corp.	83,387
6,669	Mapfre SA	23,643
19	Markel Corp.*	19,988
1,604	Marsh & McLennan Cos., Inc.	125,240
14,527	Medibank Pvt. Ltd.	35,167
1,145	MetLife, Inc.	53,620
691	MS&AD Insurance Group Holdings, Inc.	22,762
238	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	49,156
741	NN Group NV	29,420
3,548	Old Mutual PLC	9,530
3,802	Poste Italiane SpA(b)	27,648
2,134	Power Corp. of Canada	52,156
1,872	Power Financial Corp.	50,535
826	Principal Financial Group, Inc.	51,642
1,042	Prudential Financial, Inc.	106,367
1,856	Prudential PLC	43,568
5,593	QBE Insurance Group Ltd.	46,447

Common Stocks – (continued)
Insurance – (continued)
574	Reinsurance Group of America, Inc.	77,174
229	RenaissanceRe Holdings Ltd.	31,868
3,319	RSA Insurance Group PLC	28,616
400	Sampo Oyj Class A	21,118
687	SCOR SE	28,760
653	Sompo Holdings, Inc.	24,526
2,083	Sun Life Financial, Inc.	79,984
4,549	Suncorp Group Ltd.	47,238
99	Swiss Life Holding AG*	35,442
439	Swiss Re AG	39,750
880	T&D Holdings, Inc.	11,982
792	The Allstate Corp.	71,676
1,003	The Hartford Financial Services Group, Inc.	54,232
1,246	The Progressive Corp.	57,914
589	The Travelers Cos., Inc.	71,375
341	Tokio Marine Holdings, Inc.	13,579
550	Torchmark Corp.	42,334
385	Tryg A/S	8,907
7,462	UnipolSai Assicurazioni SpA	16,958
1,380	Unum Group	66,488
630	W.R. Berkley Corp.	41,983
117	Willis Towers Watson PLC	17,371
926	XL Group Ltd.	37,929
189	Zurich Insurance Group AG	56,567

		3,337,489

Internet & Direct Marketing Retail – 0.3%
647	Amazon.com, Inc.*	634,448
413	Expedia, Inc.	61,273
2,908	Liberty Interactive Corp. QVC Group Class A*	64,325
969	Netflix, Inc.*	169,294
4,940	Start Today Co. Ltd.	153,783
98	The Priceline Group, Inc.*	181,504
1,743	TripAdvisor, Inc.*(a)	74,478
1,629	Zalando SE*(b)	77,237

		1,416,342

Internet Software & Services – 0.5%
1,118	Akamai Technologies, Inc.*	52,714
474	Alphabet, Inc. Class A*	452,784
497	Alphabet, Inc. Class C*	466,847
20,824	Auto Trader Group PLC(b)	95,272
80	CoStar Group, Inc.*	22,929
506	DeNA Co. Ltd.	10,816
2,558	eBay, Inc.*	92,420
3,507	Facebook, Inc. Class A*	603,099
4,887	Kakaku.com, Inc.	60,921
179	MercadoLibre, Inc.	46,266
2,269	Mixi, Inc.	121,195
440	Shopify, Inc. Class A*	48,625
1,273	Twitter, Inc.*	21,526
231	United Internet AG	13,728
333	VeriSign, Inc.*	34,549
1,729	Yahoo Japan Corp.	7,938
498	Zillow Group, Inc. Class C*	19,731

		2,171,360

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
IT Services – 0.5%
1,468	Accenture PLC Class A	$191,956
368	Alliance Data Systems Corp.	82,984
577	Amadeus IT Group SA	35,821
1,565	Atos SE	241,394
582	Automatic Data Processing, Inc.	61,966
498	Broadridge Financial Solutions, Inc.	38,909
711	Capgemini SE	78,823
978	Cognizant Technology Solutions Corp. Class A	69,213
1,248	Computershare Ltd.	13,965
1,108	DXC Technology Co.	94,180
1,436	Fidelity National Information Services, Inc.	133,433
392	Fiserv, Inc.*	48,494
78	FleetCor Technologies, Inc.*	11,214
9,379	Fujitsu Ltd.	69,525
609	Gartner, Inc.*	73,439
118	Global Payments, Inc.	11,268
1,536	International Business Machines Corp.	219,694
270	Jack Henry & Associates, Inc.	27,829
535	Leidos Holdings, Inc.	31,201
1,262	MasterCard, Inc. Class A	168,225
242	Nomura Research Institute Ltd.	9,423
3,340	NTT Data Corp.	36,071
204	Obic Co. Ltd.	12,797
117	Otsuka Corp.	7,754
823	Paychex, Inc.	46,936
1,234	PayPal Holdings, Inc.*	76,113
1,087	Sabre Corp.	20,044
1,303	The Western Union Co.	24,653
1,217	Total System Services, Inc.	84,119
419	Vantiv, Inc. Class A*	29,619
1,476	Visa, Inc. Class A	152,795
6,224	Worldpay Group PLC(b)	33,585

		2,237,442

Leisure Products – 0.0%
1,179	Bandai Namco Holdings, Inc.	39,571
725	Hasbro, Inc.	71,231
470	Mattel, Inc.	7,623
362	Sankyo Co. Ltd.	11,821
1,145	Sega Sammy Holdings, Inc.	16,473

		146,719

Life Sciences Tools & Services – 0.1%
352	Agilent Technologies, Inc.	22,781
26	Eurofins Scientific SE	14,867
248	Illumina, Inc.*	50,706
65	Lonza Group AG*	16,479
239	Mettler-Toledo International, Inc.*	144,616
1,208	QIAGEN NV*	38,971
1,033	Quintiles IMS Holdings, Inc.*	99,199
540	Thermo Fisher Scientific, Inc.	101,056
245	Waters Corp.*	44,953

		533,628

Common Stocks – (continued)
Machinery – 0.3%
1,010	AGCO Corp.	69,135
368	Alfa Laval AB	8,339
321	ANDRITZ AG	17,480
1,299	Atlas Copco AB Class A	50,963
899	Atlas Copco AB Class B	32,104
609	Caterpillar, Inc.	71,551
5,235	CNH Industrial NV	59,463
454	Cummins, Inc.	72,359
397	Deere & Co.	46,024
281	Dover Corp.	23,851
185	FANUC Corp.	35,942
497	Fortive Corp.	32,290
921	Hitachi Construction Machinery Co. Ltd.	25,966
104	IDEX Corp.	12,228
6,116	IHI Corp.*	20,252
654	Illinois Tool Works, Inc.	89,932
662	IMI PLC	9,720
1,203	Ingersoll-Rand PLC	102,724
170	KION Group AG	15,529
1,466	Komatsu Ltd.	39,564
228	Kone Oyj Class B	12,373
586	Kubota Corp.	10,137
428	Kurita Water Industries Ltd.	12,323
334	Makita Corp.	13,429
198	MAN SE	22,232
463	MINEBEA MITSUMI, Inc.	7,610
358	Nabtesco Corp.	12,536
799	NSK Ltd.	9,470
281	PACCAR, Inc.	18,639
351	Parker-Hannifin Corp.	56,472
666	Pentair PLC	41,325
2,397	Sandvik AB	39,630
128	Schindler Holding AG	27,178
591	SKF AB Class B	11,814
223	Snap-on, Inc.	32,908
244	Stanley Black & Decker, Inc.	35,136
2,053	Sumitomo Heavy Industries Ltd.	15,309
218	The Middleby Corp.*	26,531
360	THK Co. Ltd.	12,016
2,428	Volvo AB Class B	41,500
55	WABCO Holdings, Inc.*	7,899
133	Wabtec Corp.(a)	9,386
250	Wartsila Oyj Abp	17,254
299	Xylem, Inc.	18,559
40,723	Yangzijiang Shipbuilding Holdings Ltd.	45,008

		1,392,090

Marine – 0.0%
4	AP Moller – Maersk A/S Class B	8,262
697	Kuehne & Nagel International AG	126,311
6,380	Mitsui OSK Lines Ltd.	20,479

		155,052

Media – 0.3%
336	Altice NV Class A*	7,751
186	Axel Springer SE	11,525

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
247	Charter Communications, Inc. Class A*	$98,439
5,000	Comcast Corp. Class A	203,050
600	Discovery Communications, Inc. Class A*	13,326
752	Discovery Communications, Inc. Class C*	15,800
1,080	Eutelsat Communications SA	31,402
271	GEDI Gruppo Editoriale SpA*	232
971	Hakuhodo DY Holdings, Inc.	13,208
5,806	I-CABLE Communications Ltd.*	216
422	Liberty Broadband Corp. Class C*	42,846
826	Liberty Global PLC Class A*	28,084
1,092	Liberty Global PLC Series C*	36,069
800	Liberty Media Corp.-Liberty SiriusXM Class A*	35,760
979	Liberty Media Corp.-Liberty SiriusXM Class C*	43,673
3,025	News Corp. Class A	40,444
442	Omnicom Group, Inc.	31,992
252	ProSiebenSat.1 Media SE	8,453
546	Publicis Groupe SA	36,846
641	RTL Group*	48,710
2,435	Schibsted ASA Class A	59,165
2,599	Schibsted ASA Class B	59,545
374	Scripps Networks Interactive, Inc. Class A	32,033
738	Shaw Communications, Inc. Class B	16,465
3,053	Sirius XM Holdings, Inc.(a)	17,555
177	Telenet Group Holding NV*	11,988
536	The Interpublic Group of Cos., Inc.	10,795
1,445	The Walt Disney Co.	146,234
984	Time Warner, Inc.	99,482
306	Toho Co. Ltd.	11,375
696	Twenty-First Century Fox, Inc. Class A	19,203
337	Twenty-First Century Fox, Inc. Class B	9,133
1,223	Viacom, Inc. Class B	34,978
418	Vivendi SA	9,589
1,755	WPP PLC	32,006

		1,317,372

Metals & Mining – 0.3%
14,505	Alumina Ltd.	24,497
5,057	Anglo American PLC	92,050
834	Antofagasta PLC	11,181
1,209	ArcelorMittal*	32,213
1,528	Barrick Gold Corp.	27,519
2,563	BHP Billiton Ltd.	55,794
1,688	BHP Billiton PLC	32,135
5,206	BlueScope Steel Ltd.	45,061
933	Boliden AB	32,652
10,919	Fortescue Metals Group Ltd.	52,537
5,095	Freeport-McMoRan, Inc.*	75,304
34,921	Glencore PLC*	162,748
670	Hitachi Metals Ltd.	8,951
741	JFE Holdings, Inc.	14,612
4,175	Kinross Gold Corp.*	19,024
526	Maruichi Steel Tube Ltd.	15,569

Common Stocks – (continued)
Metals & Mining – (continued)
496	Mitsubishi Materials Corp.	17,826
1,655	Newcrest Mining Ltd.	30,336
2,096	Newmont Mining Corp.	80,361
1,182	Nippon Steel & Sumitomo Metal Corp.	28,218
1,377	Norsk Hydro ASA	9,942
155	Nucor Corp.	8,542
497	Rio Tinto Ltd.	26,945
1,442	Rio Tinto PLC	70,040
37,524	South32 Ltd.	87,802
1,093	Steel Dynamics, Inc.	37,654
2,227	Teck Resources Ltd. Class B	55,427
285	voestalpine AG	14,790

		1,169,730

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
3,606	AGNC Investment Corp.	77,673
5,679	Annaly Capital Management, Inc.	70,988

		148,661

Multi-Utilities – 0.2%
2,168	AGL Energy Ltd.	41,432
586	Ameren Corp.	35,154
413	Atco Ltd. Class I	15,217
362	Canadian Utilities Ltd. Class A	11,283
1,546	CenterPoint Energy, Inc.	45,793
16,088	Centrica PLC	41,582
626	CMS Energy Corp.	30,386
550	Consolidated Edison, Inc.	46,348
719	Dominion Energy, Inc.	56,636
397	DTE Energy Co.	44,591
3,343	E.ON SE	37,834
806	Engie SA	13,459
272	Innogy SE(b)	11,998
2,482	National Grid PLC	31,283
615	NiSource, Inc.	16,525
476	Public Service Enterprise Group, Inc.	22,296
2,581	RWE AG*	64,456
428	SCANA Corp.	25,843
265	Sempra Energy	31,251
500	Suez	9,486
510	Veolia Environnement SA	11,957
477	WEC Energy Group, Inc.	31,110

		675,920

Multiline Retail – 0.2%
67	Canadian Tire Corp. Ltd. Class A	7,930
1,169	Dollar General Corp.	84,823
498	Dollar Tree, Inc.*	39,661
1,284	Dollarama, Inc.	126,544
3,516	Harvey Norman Holdings Ltd.	11,425
2,783	Kohl’s Corp.	110,708
3,746	Macy’s, Inc.	77,804
20,560	Marks & Spencer Group PLC	85,123
1,854	Next PLC	99,084
2,324	Nordstrom, Inc.(a)	103,697
381	Ryohin Keikaku Co. Ltd.	105,822

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Multiline Retail – (continued)
1,380	Takashimaya Co. Ltd.	$12,664
2,071	Target Corp.	112,932

		978,217

Oil, Gas & Consumable Fuels – 0.5%
947	Andeavor	94,842
13,484	BP PLC	77,889
1,573	Caltex Australia Ltd.	41,833
3,149	Cameco Corp.	31,572
6,161	Cenovus Energy, Inc.	48,203
1,831	Chevron Corp.	197,052
446	ConocoPhillips	19,472
480	Enagas SA	14,159
623	Enbridge, Inc.	24,905
1,144	Eni SpA	17,968
187	EOG Resources, Inc.	15,893
3,620	Exxon Mobil Corp.	276,315
802	Galp Energia SGPS SA	13,286
2,681	HollyFrontier Corp.	83,942
4,399	Husky Energy, Inc.*	51,467
1,635	Idemitsu Kosan Co. Ltd.	39,937
1,547	Imperial Oil Ltd.	45,664
594	Inter Pipeline Ltd.	10,879
7,964	JXTG Holdings, Inc.	38,573
646	Kinder Morgan, Inc.	12,487
3,067	Marathon Oil Corp.	34,105
1,007	Marathon Petroleum Corp.	52,817
2,958	Murphy Oil Corp.	67,028
349	Occidental Petroleum Corp.	20,835
1,091	OMV AG	62,765
268	ONEOK, Inc.	14,515
4,769	Origin Energy Ltd.*	29,111
418	Pembina Pipeline Corp.	13,473
367	Phillips 66	30,758
5,459	Repsol SA	93,932
4,305	Royal Dutch Shell PLC Class A	118,641
3,846	Royal Dutch Shell PLC Class B	107,344
5,100	Santos Ltd.*	15,355
2,441	Showa Shell Sekiyu K.K.	26,775
3,898	Snam SpA	18,992
1,123	Statoil ASA	21,251
629	Suncor Energy, Inc.	19,710
1,137	The Williams Cos., Inc.	33,803
1,411	TOTAL SA	73,213
688	TransCanada Corp.	34,936
2,659	Valero Energy Corp.	181,078
1,548	Veresen, Inc.	21,805
490	Woodside Petroleum Ltd.	11,276

		2,259,856

Paper & Forest Products – 0.0%
1,303	Mondi PLC	35,604
4,753	Oji Holdings Corp.	24,952
3,139	Stora Enso Oyj Class R	41,261
3,253	UPM-Kymmene Oyj	84,678
514	West Fraser Timber Co. Ltd.	26,668

		213,163

Common Stocks – (continued)
Personal Products – 0.3%
808	Beiersdorf AG	86,347
1,476	Kao Corp.	92,273
998	Kose Corp.	125,398
652	L’Oreal SA	137,742
3,148	Pola Orbis Holdings, Inc.	101,070
2,986	Shiseido Co. Ltd.	123,720
1,541	The Estee Lauder Cos., Inc. Class A	164,871
2,021	Unilever NV	120,319
2,727	Unilever PLC	159,106

		1,110,846

Pharmaceuticals – 0.7%
98	Allergan PLC	22,489
4,261	Astellas Pharma, Inc.	53,822
952	AstraZeneca PLC	55,814
1,397	Bayer AG	179,059
2,189	Bristol-Myers Squibb Co.	132,391
737	Daiichi Sankyo Co. Ltd.	17,446
1,448	Eli Lilly & Co.	117,708
7,225	GlaxoSmithKline PLC	143,342
139	H. Lundbeck A/S	8,870
813	Ipsen SA	109,372
174	Jazz Pharmaceuticals PLC*	25,989
3,307	Johnson & Johnson	437,748
3,026	Mallinckrodt PLC*	124,308
2,460	Merck & Co., Inc.	157,096
459	Merck KGaA	50,462
1,084	Mitsubishi Tanabe Pharma Corp.	26,739
4,578	Mylan NV*	144,115
1,128	Novartis AG	95,098
1,869	Novo Nordisk A/S Class B	89,058
1,654	Orion Oyj Class B	78,312
456	Otsuka Holdings Co. Ltd.	18,381
1,089	Perrigo Co. PLC	85,987
5,423	Pfizer, Inc.	183,948
793	Recordati SpA	34,011
723	Roche Holding AG	183,693
867	Sanofi	84,533
1,686	Sumitomo Dainippon Pharma Co. Ltd.	23,015
152	Taisho Pharmaceutical Holdings Co. Ltd.	11,901
642	Takeda Pharmaceutical Co. Ltd.	35,602
811	Taro Pharmaceutical Industries Ltd.*(a)	85,025
7,696	Teva Pharmaceutical Industries Ltd. ADR	122,059
3,255	Valeant Pharmaceuticals International, Inc.*	43,765
1,294	Zoetis, Inc.	81,134

		3,062,292

Professional Services – 0.2%
657	Adecco Group AG	47,621
512	Bureau Veritas SA	12,172
5,699	Capita PLC	47,829
109	Equifax, Inc.	15,529
1,741	Experian PLC	35,008
519	IHS Markit Ltd.*	24,310
323	Intertek Group PLC	21,372

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Professional Services – (continued)
798	ManpowerGroup, Inc.	$88,985
329	Nielsen Holdings PLC	12,782
862	Randstad Holding NV	50,398
7,647	Recruit Holdings Co. Ltd.	152,401
1,573	RELX NV	33,033
2,132	RELX PLC	46,619
2,578	Robert Half International, Inc.	116,783
591	SEEK Ltd.	7,883
41	SGS SA	91,517
190	Verisk Analytics, Inc.*	15,399
1,240	Wolters Kluwer NV	54,173

		873,814

Real Estate Management & Development – 0.2%
155	Azrieli Group Ltd.	8,941
11,727	CapitaLand Ltd.	32,772
1,192	CBRE Group, Inc. Class A*	43,007
6,299	Cheung Kong Property Holdings Ltd.	55,430
1,459	City Developments Ltd.	12,627
258	Daito Trust Construction Co. Ltd.	45,715
460	Daiwa House Industry Co. Ltd.	16,087
182	Deutsche Wohnen SE	7,735
792	First Capital Realty, Inc.	12,869
6,630	Global Logistic Properties Ltd.	15,856
5,214	Hang Lung Group Ltd.	19,672
5,502	Hang Lung Properties Ltd.	13,415
1,368	Henderson Land Development Co. Ltd.	8,497
2,422	Hongkong Land Holdings Ltd.	17,970
882	Jones Lang LaSalle, Inc.	107,525
10,491	Kerry Properties Ltd.	41,643
2,061	LendLease Group	27,242
25,527	New World Development Co. Ltd.	34,937
5,154	Sino Land Co. Ltd.	8,929
2,026	Sun Hung Kai Properties Ltd.	33,859
1,435	Swire Pacific Ltd. Class A	14,615
4,709	Swire Properties Ltd.	16,339
155	Swiss Prime Site AG*	14,024
3,680	The Wharf Holdings Ltd.	35,106
4,344	Tokyu Fudosan Holdings Corp.	25,920
1,468	UOL Group Ltd.	8,870
341	Vonovia SE	14,424
8,975	Wheelock & Co. Ltd.	67,245

		761,271

Road & Rail – 0.1%
29	AMERCO	10,823
7,423	Aurizon Holdings Ltd.	29,240
699	Canadian National Railway Co.	56,659
241	Central Japan Railway Co.	40,863
1,040	CSX Corp.	52,208
196	DSV A/S	13,913
173	East Japan Railway Co.	15,882
319	Hankyu Hanshin Holdings, Inc.	12,165
290	J.B. Hunt Transport Services, Inc.	28,678
148	Kansas City Southern	15,308
2,587	Keikyu Corp.	27,500

Common Stocks – (continued)
Road & Rail – (continued)
1,113	Keio Corp.	9,262
280	Keisei Electric Railway Co. Ltd.	7,634
3,600	Kintetsu Group Holdings Co. Ltd.	13,604
340	Kyushu Railway Co.	10,650
5,493	MTR Corp. Ltd.	32,151
2,395	Nagoya Railroad Co. Ltd.	10,726
8,968	Nippon Express Co. Ltd.	61,889
355	Norfolk Southern Corp.	42,785
2,305	Tobu Railway Co. Ltd.	12,756
807	Union Pacific Corp.	84,977
306	West Japan Railway Co.	22,256

		611,929

Semiconductors & Semiconductor Equipment – 0.4%
4,004	Advanced Micro Devices, Inc.*	52,052
966	Analog Devices, Inc.	80,825
3,501	Applied Materials, Inc.	157,965
1,620	ASM Pacific Technology Ltd.	20,077
505	ASML Holding NV	78,843
445	Broadcom Ltd.	112,171
43	Disco Corp.	7,720
1,082	Infineon Technologies AG	24,988
9,185	Intel Corp.	322,118
668	KLA-Tencor Corp.	62,585
607	Lam Research Corp.	100,750
1,382	Marvell Technology Group Ltd.	24,752
389	Maxim Integrated Products, Inc.	18,151
512	Microchip Technology, Inc.	44,442
960	Micron Technology, Inc.*	30,691
1,054	NVIDIA Corp.	178,590
122	NXP Semiconductors NV*	13,781
892	Qorvo, Inc.*	65,312
580	QUALCOMM, Inc.	30,317
162	Rohm Co. Ltd.	12,613
607	Skyworks Solutions, Inc.	63,953
1,216	STMicroelectronics NV	21,149
2,550	Texas Instruments, Inc.	211,191
374	Tokyo Electron Ltd.	52,674
488	Xilinx, Inc.	32,237

		1,819,947

Software – 0.8%
1,263	Activision Blizzard, Inc.	82,802
904	Adobe Systems, Inc.*	140,265
296	ANSYS, Inc.*	38,131
507	Autodesk, Inc.*	58,031
1,785	CA, Inc.	59,226
4,523	Cadence Design Systems, Inc.*	177,709
750	CDK Global, Inc.	48,375
221	Check Point Software Technologies Ltd.*	24,723
1,323	Citrix Systems, Inc.*	103,472
253	Constellation Software, Inc.	140,679
258	Dassault Systemes SE	25,413
2,323	Dell Technologies, Inc. Class V*	174,062
820	Electronic Arts, Inc.*	99,630
826	Fortinet, Inc.*	31,553

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
1,112	Gemalto NV	$60,129
1,251	Intuit, Inc.	176,954
141	Konami Holdings Corp.	7,352
975	LINE Corp.*	34,463
10,824	Microsoft Corp.	809,311
306	Nexon Co. Ltd.*	7,646
137	Nice Ltd.	10,745
74	Nintendo Co. Ltd.	24,681
6,060	Nuance Communications, Inc.*	97,384
4,412	Oracle Corp.	233,831
749	Red Hat, Inc.*	80,518
652	salesforce.com, Inc.*	62,260
934	SAP SE	98,025
746	ServiceNow, Inc.*	86,678
670	Splunk, Inc.*	44,950
499	SS&C Technologies Holdings, Inc.	19,316
1,726	Symantec Corp.	51,746
1,327	Synopsys, Inc.*	106,717
10,272	The Sage Group PLC	92,004
533	VMware, Inc. Class A*(a)	57,617

		3,366,398

Specialty Retail – 0.6%
280	ABC-Mart, Inc.	14,407
350	Advance Auto Parts, Inc.	34,265
864	AutoNation, Inc.*	39,200
165	AutoZone, Inc.*	87,193
4,275	Bed Bath & Beyond, Inc.	117,947
3,170	Best Buy Co., Inc.	172,004
3,606	Dick’s Sporting Goods, Inc.	95,054
5,130	Dixons Carphone PLC	11,520
85	Dufry AG*	13,107
170	Fast Retailing Co. Ltd.	48,625
2,876	Foot Locker, Inc.	101,322
5,325	Hennes & Mauritz AB Class B	134,938
684	Hikari Tsushin, Inc.	84,757
2,795	Industria de Diseno Textil SA	106,317
16,408	Kingfisher PLC	63,401
2,243	L Brands, Inc.	81,241
1,876	Lowe’s Cos., Inc.	138,618
723	Nitori Holdings Co. Ltd.	111,741
439	O’Reilly Automotive, Inc.*	86,101
2,138	Ross Stores, Inc.	124,966
143	Shimamura Co. Ltd.	17,471
903	Signet Jewelers Ltd.(a)	56,952
13,806	Staples, Inc.	141,028
5,394	The Gap, Inc.	127,406
2,223	The Home Depot, Inc.	333,161
2,008	The TJX Cos., Inc.	145,178
769	Tiffany & Co.	70,287
1,621	Tractor Supply Co.	96,466
344	Ulta Salon, Cosmetics & Fragrance, Inc.*	76,027
951	USS Co. Ltd.	18,705
6,591	Yamada Denki Co. Ltd.	35,688

		2,785,093

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.4%
8,708	Apple, Inc.	1,428,112
2,837	Brother Industries Ltd.	67,302
1,156	Canon, Inc.	40,520
1,078	FUJIFILM Holdings Corp.	42,412
1,358	Hewlett Packard Enterprise Co.	24,525
3,269	HP, Inc.	62,373
6,164	Konica Minolta, Inc.	49,194
692	NetApp, Inc.	26,753
504	Seagate Technology PLC	15,891
547	Seiko Epson Corp.	14,037
732	Western Digital Corp.	64,614
2,123	Xerox Corp.	68,509

		1,904,242

Textiles, Apparel & Luxury Goods – 0.5%
860	adidas AG	193,150
1,656	Asics Corp.	24,971
6,327	Burberry Group PLC	147,073
399	Cie Financiere Richemont SA	35,668
2,656	Coach, Inc.	110,755
308	Hermes International	162,922
1,398	HUGO BOSS AG	118,528
100	Kering	37,513
17,142	Li & Fung Ltd.	7,743
1,797	Lululemon Athletica, Inc.*	103,417
1,882	Luxottica Group SpA	108,470
496	LVMH Moet Hennessy Louis Vuitton SE	130,284
3,401	Michael Kors Holdings Ltd.*	143,590
2,613	NIKE, Inc. Class B	137,993
257	Pandora A/S	27,339
623	PVH Corp.	78,430
1,563	Ralph Lauren Corp.	137,372
205	The Swatch Group AG	25,876
3,776	Under Armour, Inc. Class A*(a)	60,982
4,763	Under Armour, Inc. Class C*(a)	71,921
1,895	VF Corp.	119,139

		1,983,136

Thrifts & Mortgage Finance – 0.0%
838	New York Community Bancorp, Inc.	10,098

Tobacco – 0.1%
2,185	Altria Group, Inc.	138,529
2,003	British American Tobacco PLC	124,957
1,089	Imperial Brands PLC	45,050
552	Japan Tobacco, Inc.	18,909
2,339	Philip Morris International, Inc.	273,499
1,233	Swedish Match AB	43,992

		644,936

Trading Companies & Distributors – 0.2%
180	AerCap Holdings NV*	9,054
190	Brenntag AG	10,084
478	Bunzl PLC	14,287
2,442	Fastenal Co.	104,200
1,602	Ferguson PLC	95,400

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Trading Companies & Distributors – (continued)
1,285	Finning International, Inc.	$29,399
856	HD Supply Holdings, Inc.*	28,505
3,060	Itochu Corp.	49,969
5,278	Marubeni Corp.	34,347
1,836	MISUMI Group, Inc.	47,159
2,607	Mitsubishi Corp.	60,314
4,376	Mitsui & Co. Ltd.	65,493
2,680	Rexel SA	40,062
4,238	Sumitomo Corp.	60,030
1,167	Toyota Tsusho Corp.	35,910
399	Travis Perkins PLC	7,765
381	United Rentals, Inc.*	44,981
739	W.W. Grainger, Inc.	120,139

		857,098

Transportation Infrastructure – 0.0%
805	Abertis Infraestructuras SA	16,293
189	Aena SA(b)	36,970
153	Aeroports de Paris	27,285
580	Atlantia SpA	18,675
179	Fraport AG Frankfurt Airport Services Worldwide	17,680
1,389	Kamigumi Co. Ltd.	15,380
267	Macquarie Infrastructure Corp.	19,886
1,339	Sydney Airport	7,887
1,496	Transurban Group	14,502

		174,558

Water Utilities – 0.0%
334	American Water Works Co., Inc.	27,021
588	Severn Trent PLC	17,249
1,441	United Utilities Group PLC	16,949

		61,219

Wireless Telecommunication Services – 0.1%
1,077	KDDI Corp.	29,056
824	NTT DOCOMO, Inc.	19,115
413	Rogers Communications, Inc. Class B	21,560
810	SoftBank Group Corp.	65,943
1,735	Sprint Corp.*	14,314
16,649	StarHub Ltd.	32,058
814	T-Mobile US, Inc.*	52,674
652	Tele2 AB Class B	7,593
23,877	Vodafone Group PLC	68,329

		310,642

TOTAL COMMON STOCKS
(Cost $69,712,595)		$76,100,289

Shares	Rate	Value
Preferred Stocks – 0.0%
Automobiles – 0.0%
Volkswagen AG
61	2.151%	$9,114
(Cost $9,397)

Chemicals – 0.0%
FUCHS PETROLUB SE
1,468	2.183	81,729
(Cost $67,460)

TOTAL PREFERRED STOCKS
(Cost $76,857)		$90,843

Units	Expiration Date	Value
Right* – 0.0%
Getinge AB
2,645	09/14/17	979
(Cost $0)

Shares	Description	Value
Exchange Traded Funds – 68.4%
1,544,563	iShares Core MSCI Emerging Markets ETF	83,421,848
1,075,562	iShares MSCI EAFE ETF	71,955,098
478,865	iShares MSCI EAFE Small-Cap ETF	28,846,827
520,539	Vanguard S&P 500 ETF	118,318,515

TOTAL EXCHANGE TRADED FUNDS
(Cost $254,946,116)		$302,542,288

Shares	Distribution Rate	Value
Investment Company(c) – 7.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
33,972,216	0.927%	$33,972,216
(Cost $33,972,216)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $358,707,784)		$412,706,615

Securities Lending Reinvestment Vehicle(c) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
635,996	0.927%	635,996
(Cost $635,996)

TOTAL INVESTMENTS – 93.5%
(Cost $359,343,780)		$413,342,611

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.5%		28,727,956

NET ASSETS – 100.0%		$442,070,567

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $525,832, which represents approximately 0.1% of net assets as of August 31, 2017.
(c)	Represents an Affiliated fund.

Currency Legend
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	AUD	2,410,000	USD	1,824,216	$1,915,371	09/20/17	$91,155
	CHF	2,580,000	USD	2,661,204	2,694,004	09/20/17	32,800
	DKK	2,940,000	USD	443,057	471,127	09/20/17	28,070
	EUR	7,650,000	USD	8,568,467	9,116,696	09/20/17	548,229
	GBP	3,775,000	USD	4,831,853	4,884,837	09/20/17	52,984
	JPY	675,000,000	USD	6,112,110	6,145,686	09/20/17	33,577
	NOK	1,450,000	USD	170,681	186,989	09/20/17	16,309
	SEK	7,650,000	USD	878,959	963,868	09/20/17	84,910
	SGD	470,000	USD	340,203	346,661	09/20/17	6,459
	USD	15,996,885	GBP	12,340,000	15,967,917	09/20/17	28,968
	USD	2,854,038	HKD	22,190,000	2,837,175	09/20/17	16,863
	USD	226,629	ILS	800,000	223,376	09/20/17	3,253
	USD	20,726,239	JPY	2,274,000,000	20,704,135	09/20/17	22,104
	USD	143,621	NZD	200,000	143,546	09/20/17	75
TOTAL							$965,756

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	HKD	6,630,000	USD	851,871	$847,700	09/20/17	$(4,170)
	ILS	240,000	USD	68,269	67,013	09/20/17	(1,256)
	NZD	60,000	USD	43,185	43,064	09/20/17	(121)
	USD	6,113,362	AUD	8,110,000	6,445,502	09/20/17	(332,140)
	USD	230,455	CAD	290,780	232,866	09/05/17	(2,411)
	USD	1,843,925	CAD	2,480,000	1,986,394	09/20/17	(142,470)
	USD	8,015,618	CHF	7,690,000	8,029,804	09/20/17	(14,185)
	USD	1,571,652	DKK	10,340,000	1,656,955	09/20/17	(85,303)
	USD	28,710,161	EUR	25,420,000	30,293,649	09/20/17	(1,583,488)
	USD	548,375	NOK	4,650,000	599,656	09/20/17	(51,281)
	USD	2,598,362	SEK	22,500,000	2,834,907	09/20/17	(236,545)
	USD	1,137,495	SGD	1,570,000	1,157,996	09/20/17	(20,502)
TOTAL							$(2,473,872)

FUTURES CONTRACTS — At August 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

Russell 2000 Mini Index	621	09/15/17	$43,606,620	$(564,576)
S&P Toronto Stock Exchange 60 Index	74	09/14/17	10,560,000	(183,526)
TOTAL				$(748,102)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — For the fiscal ended August 31, 2017 the Fund had the following purchased options:

OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Calls:
Eurodollar Futures	Credit Suisse International (London)	98.00 USD	09/18/17	USD	1,709	$4,272,500	$2,894,619	$2,655,098	$239,521
Eurodollar Futures	Credit Suisse International (London)	97.00 USD	12/18/17	USD	1,221	3,052,500	4,838,212	4,406,858	431,354
Eurodollar Futures	Credit Suisse International (London)	97.88 USD	12/18/17	USD	1,517	3,792,500	2,692,675	2,298,342	394,333
Eurodollar Futures	Credit Suisse International (London)	97.75 USD	03/19/18	USD	440	1,100,000	869,000	595,016	273,984
Eurodollar Futures	Credit Suisse International (London)	98.38 USD	03/19/18	USD	71	177,500	33,725	116,722	(82,997)
Eurodollar Futures	Credit Suisse International (London)	98.25 USD	06/18/18	USD	33	82,500	22,688	31,426	(8,738)
Eurodollar Futures	Credit Suisse International (London)	98.38 USD	06/18/18	USD	99	247,500	45,787	178,261	(132,474)
Eurodollar Futures	Credit Suisse International (London)	98.13 USD	09/17/18	USD	80	200,000	73,000	89,185	(16,185)
Eurodollar Futures	Credit Suisse International (London)	98.25 USD	09/17/18	USD	112	280,000	75,600	229,174	(153,574)
Eurodollar Futures	Credit Suisse International (London)	98.00 USD	12/17/18	USD	104	260,000	112,450	130,240	(17,790)
Eurodollar Futures	Credit Suisse International (London)	98.13 USD	12/17/18	USD	120	300,000	102,000	266,792	(164,792)
Eurodollar Futures	Credit Suisse International (London)	99.00 USD	12/17/18	USD	3,240	8,100,000	202,500	250,484,	(47,984)
Eurodollar Futures	Credit Suisse International (London)	97.88 USD	03/18/19	USD	99	247,500	131,794	143,779	(11,985)
Eurodollar Futures	Credit Suisse International (London)	98.00 USD	03/18/19	USD	141	352,500	154,219	296,584	(142,365)
Eurodollar Futures	Credit Suisse International (London)	99.00 USD	03/18/19	USD	1,873	4,682,500	175,594	191,627	(16,033)
Eurodollar Futures	Credit Suisse International (London)	97.75 USD	06/17/19	USD	166	415,000	261,450	357,870	(96,420)
Eurodollar Futures	Credit Suisse International (London)	99.00 USD	06/17/19	USD	614	1,535,000	76,750	78,168	(1,418)
Total Calls					11,639	$29,097,500	$12,762,063	$12,315,626	$446,437
Puts:
Eurodollar Futures	Credit Suisse International (London)	100.00 USD	03/16/20	USD	1,221	$3,052,500	$5,555,550	$7,377,298	$(1,821,748)
Total purchased options contracts					12,860	$32,150,000	$18,317,613	$19,692,924	$(1,375,311)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $324,735,568)(a)	$378,734,399
Investments of affiliated issuers, at value (cost $33,972,216)	33,972,216
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $635,996)	635,996
Cash	6,870,954
Foreign currencies, at value (cost $260,575)	264,696
Purchased options, at value (proceeds received $19,692,924)	18,317,613
Unrealized gain on forward foreign currency exchange contracts	965,756
Variation margin on certain derivative contracts	452,520
Receivables:
Collateral on certain derivative contracts(b)	5,621,002
Investments sold	2,091,921
Dividends	171,289
Fund shares sold	100,000
Foreign tax reclaims	23,292
Reimbursement from investment adviser	4,562
Securities lending income	804
Other assets	472
Total assets	448,227,492

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	2,473,872
Payables:
Investments purchased	2,901,638
Payable upon return of securities loaned	635,996
Transfer Agency fees	7,429
Accrued expenses	137,990
Total liabilities	6,156,925

Net Assets:
Paid-in capital	377,644,700
Undistributed net investment income	3,167,595
Accumulated net realized gain	10,885,032
Net unrealized gain	50,373,240
NET ASSETS	$442,070,567
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	39,017,202
Institutional	11.33

(a)	Includes loaned securities having a market value of $620,617.
(b)	Includes amounts segregated for initial margin requirements and/or collateral on futures and forward foreign currency exchange contracts transactions of $2,801,002 and $2,820,000, respectively.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Operations

	For the Period November 1, 2016 – August 31, 2017(a)	For the Fiscal Year ended October 31, 2016
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $54,602)	$5,982,986	$2,893,889
Dividends — affiliated issuers	166,779	29,238
Interest — unaffiliated issuers	14,243	—
Securities lending income — affiliated issuer	11,308	—
Total investment income	6,175,316	2,923,127

Expenses:
Management fees	1,021,334	424,841
Professional fees	100,928	87,876
Custody, accounting and administrative services	130,434	55,703
Transfer Agency fees	68,089	28,323
Printing and mailing costs	49,217	28,234
Registration fees	23,318	28,330
Trustee fees	14,948	21,625
Other	19,716	2,064
Total expenses	1,427,984	676,996
Less — expense reductions	(1,063,057)	(443,298)
Net expenses	364,927	233,698
NET INVESTMENT INCOME	5,810,389	2,689,429

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	9,331,147	(2,431,261)
Purchased options	(1,105,972)	(127,833)
Futures contracts	3,795,290	1,927,543
Forward foreign currency exchange contracts	235,645	(555,197)
Foreign currency transactions	(27,451)	(1,649)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	48,481,984	3,365,327
Purchased options	(1,012,533)	(467,036)
Futures contracts	(109,438)	(1,035,352)
Forward foreign currency exchange contracts	(2,784,820)	1,130,821
Foreign currency translation	7,626	(1,688)
Net realized and unrealized gain	56,811,478	1,803,675
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,621,867	$4,493,104

(a)	The Fund changed its fiscal year end from October 31 to August 31.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Changes in Net Assets

	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016	For the Period Ended October 31, 2015(a)
From operations:
Net investment income	$5,810,389	$2,689,429	$298,117
Net realized gain (loss)	12,228,659	(1,188,397)	(16,536)
Net change in unrealized gain	44,582,819	2,992,072	2,798,349
Net increase in net assets resulting from operations	62,621,867	4,493,104	3,079,930

Distributions to shareholders:
From net investment income	(3,930,110)	(1,511,756)	—
From net realized gains	—	(327,168)	—
Total distributions to shareholders	(3,930,110)	(1,838,924)	—

From share transactions:
Proceeds from sales of shares	410,869,272	44,950,010	136,000,015
Reinvestment of distributions	3,930,110	1,838,924	—
Cost of shares redeemed	(175,666,473)	(42,181,348)	(2,095,810)
Net increase in net assets resulting from share transactions	239,132,909	4,607,586	133,904,205
TOTAL INCREASE	297,824,666	7,261,766	136,984,135

Net assets:
Beginning of year	144,245,901	136,984,135	—
End of year	$442,070,567	$144,245,901	$136,984,135
Undistributed net investment income	$3,167,595	$1,076,187	$455,975

*	The Fund changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations April 30, 2015.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - Institutional Shares	$9.84	$0.15	$1.54	$1.69	$(0.20)	$—	$(0.20)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional Shares	9.68	0.18	0.11	0.29	(0.11)	(0.02)	(0.13)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional Shares (Commenced April 30, 2015)	10.00	0.05	(0.37)	(0.32)	—	—	—

*	The Fund changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the other investment companies and exchange traded funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Portfolio Turnover rounds to less than 0.5%.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$11.33	17.43%	$442,071	0.10	%(e)	0.42	%(e)	1.71	%(e)	44%

9.84	3.08	144,246	0.17		0.48		1.90		37

9.68	(3.20)	136,984	0.37	(e)	0.68	(e)	1.04	(e)	—	(f)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Managed Beta Fund (the “Fund”) is a diversified fund that currently offers one class of shares — Institutional Shares. Effective August 25, 2017, the Fund changed its fiscal year end from October 31 to August 31. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign

32

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if, any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund if any, is noted in the Schedule of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

34

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of August 31, 2017:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$100,874	$ —
Asia	415,615	9,402,957	—
Australia and Oceania	16,778	2,371,262	—
Europe	1,166,649	16,858,321	—
North America	45,683,462	117,767	—
South America	46,266	11,181	—
Rights	—	979
Exchange Traded Funds	302,542,288	—	—
Investment Company	33,972,216	—	—
Securities Lending Reinvestment Vehicle	635,996	—	—
Total	$384,479,270	$28,863,341	$—

Derivative Type
Assets
Options Purchased	$18,317,613	$—	$—
Forward Foreign Currency Exchange Contracts(b)	—	965,756	—
Total	$18,317,613	$965,756	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,473,872)	$—
Futures Contracts	(748,102)	—	—
Total	$(748,102)	$(2,473,872)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Fund utilizes fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2017

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of August 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$18,317,613	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	965,756	Payable for unrealized loss on forward foreign currency exchange contracts	(2,473,872)
Equity	—	—	Variation margin on certain derivative contracts	(748,102)	(a)
Total		$19,283,369		$(3,221,974)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended August 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options/Net unrealized gain (loss) on purchased options	$(1,105,972)	$(1,012,533)	19
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net unrealized gain (loss) on forward foreign currency exchange contracts	235,645	(2,784,820)	40
Equity	Net unrealized gain (loss) on futures contracts/Net unrealized gain (loss) on futures contracts	3,795,290	(109,438)	700
Total		$2,924,963	$(3,906,791)	759

(a)	Average number of contracts is based on the average of month end balances for the period ended August 31, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

36

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.30% of the Fund’s average daily net assets.

GSAM has agreed to waive all management fees payable by the Fund, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”). This arrangement will remain in place through at least February 28, 2018 and prior to such date GSAM may not terminate this arrangement without the approval of the Trustees. For the period ended August 31, 2017, GSAM waived $1,021,334 in management fees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rates of 0.02% of the average daily net assets of the Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.204%. For the period ended August 31, 2017, the Fund did not have any other expense reimbursements from GSAM.

The Fund invests in Institutional Shares of the Government Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to reduce or limit “Other Expenses” in an amount equal to the management fee it earns as an investment adviser

37

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to any of the affiliated money market funds in which the Fund invests. For the period ended August 31, 2017, GSAM waived $41,723 of the Fund’s management fee.

These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of August 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended August 31, 2017, the Fund did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — The table below shows the transaction in and earnings from investments in the Underlying Fund for the period ended August 31, 2017:

Underlying Funds	Beginning value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income
Goldman Sachs Financial Square Government Fund	$18,075,352	$138,986,179	$(123,089,315)	$33,972,216	33,972,216	$166,779

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2017, were $ 375,444,999 and $165,601,142 respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at its last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Effective December 31, 2016, the Global Managed Beta began lending its securities and investing the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the period ended August 31, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

Beginning value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income
—	$175,736,866	$175,100,870	$635,996	635,996	$11,308

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$3,930,110
Net long-term capital gains	—
Total taxable distributions	$3,930,110

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Distribution paid from:
Ordinary income	$1,642,993
Net long-term capital gains	195,931
Total taxable distributions	$1,838,924

There were no distributions paid during the period ended October 31, 2015.

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$11,935,814
Undistributed long-term capital gains	1,107,140
Total undistributed earnings	$13,042,954
Capital loss carryforwards:(1)(2)
Timing differences (Straddle Deferral)	$(46,343)
Unrealized gains (losses) — net	51,429,256
Total accumulated earnings (losses) net	$64,425,867

(1)	Expiration occurs on August 31 of the year indicated.
(2)	The Fund utilized $113,474 of capital losses in the current fiscal year.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2017

8. TAX INFORMATION (continued)

As of August 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$358,287,764
Gross unrealized gain	57,084,282
Gross unrealized loss	(5,655,026)
Net unrealized gains (losses)	$51,429,256

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures and options contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of foreign currency transactions, and passive foreign investment company investments.

Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(211,129)	$211,129

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

9. OTHER RISKS (continued)

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2017

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended August 31, 2017(a)		For the Period Ended October 31, 2016		For the Period Ended October 31, 2015(b)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	39,914,366	410,869,272	4,638,241	44,950,010	14,383,148	136,000,015
Reinvestment of distributions	393,011	3,930,110	195,312	1,838,924	—	—
Shares redeemed	(15,947,066)	(175,666,473)	(4,329,302)	(42,181,348)	(230,508)	(2,095,810)
NET INCREASE	24,360,311	$239,132,909	504,251	$4,607,586	14,152,640	$133,904,205

(a)	The Fund changed its fiscal year end from October 31 to August 31.
(b)	Commenced operations April 30, 2015.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of the Goldman Sachs Global Managed Beta Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Global Managed Beta Fund (the “Fund”), a fund of the Goldman Sachs Trust, as of August 31, 2017, and the results of its operations for the periods November 1, 2016 to August 31, 2017 and November 1, 2015 to October 31, 2016, the changes in its net assets for the periods November 1, 2016 to August 31, 2017, November 1, 2015 to October 31, 2016, and April 30, 2015 (commencement of operations) to October 31, 2015 and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Fund Expenses — Six Month Period Ended August, 31, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur ongoing costs and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days out of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs.

	GLOBAL MANAGED BETA FUND
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Institutional
Actual	1,000.00	1,084.20		0.58
Hypothetical 5% return	1,000.00	1,024.65	+	0.56

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.14%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. They observed that the Fund had placed in the first quartile of its peer group for the one-year period ended December 31, 2016 and had underperformed its benchmark index by 0.06% for the one-year period ended April 30, 2017. As part of this review, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees considered that the Fund is offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Fund and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees considered the Investment Adviser’s undertaking to waive the management fees payable by the Fund. In this regard, the Trustees noted that, pursuant to the model, clients pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees are waived in order to avoid charging two layers of management fees.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the

47

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

48

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

49

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

50

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

51

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Global Managed Beta Fund — Tax Information (Unaudited)

For the year ended August 31, 2017, 17.91%, of the dividends paid from net investment company taxable income by the Global Managed Beta Fund, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2017, the total amount of income received by the Global Managed Beta Fund from sources within foreign countries and possessions of the United States was $0.1243 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Global Managed Beta Fund was 56.58%. The total amount of taxes paid by the Global Managed Beta Fund to such countries was $0.0089.

For the year ended August 31, 2017, 71.99% of the dividends paid from net investment company taxable income by the Global Managed Beta Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

52

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

∎	Short Duration and Government
∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Municipal and Tax-Free

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory C. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 107199-TMPL-10/2017-629365 MGDBETAAR-17 / 165

Goldman Sachs Funds

Annual Report	August 31, 2017

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the 12 months ended August 31, 2017 (the “Reporting Period”), U.S. and international equities posted strong gains overall despite unexpected geopolitical events and shifting global central bank monetary policy. Within the broad U.S. fixed income market, spread, or non-government bond, sectors generally produced positive returns as interest rates rose and investors’ risk appetite increased.

Equity Markets

When the Reporting Period began in early September 2016, U.S. and international equities alike fell as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extend quantitative easing. Later in the month, the Federal Reserve (the “Fed”) left its monetary policy unchanged, and the Bank of Japan (“BoJ”) introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (The yield curve control framework is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. Yield curve is a spectrum of maturities.) U.S. and international equities rebounded following the Fed and BoJ decisions, which the markets appeared to view as generally benign. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The U.S. Department of Commerce announced the U.S. Gross Domestic Product (“GDP”) increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Meanwhile, ECB minutes stressed a commitment to ongoing monthly bond-buying of 80 billion euros through at least March 2017, helping to dispel market concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit referendum, the U.K.’s June 2016 vote to leave the European Union, was more robust than consensus expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness in the Japanese yen, as BoJ governor Haruhiko Kuroda stated there was room for further easing if necessary to achieve the BoJ’s 2% inflation target. Following the unexpected results of the November 2016 U.S. elections, U.S. and international equities rallied on anticipation of a pro-growth effect of the incoming Administration’s fiscal stimulus plan, though international equities recorded a modest decline for the month overall. The Fed raised rates 25 basis points in December 2016, for the first

1

MARKET REVIEW

time in a year but as had largely been anticipated, and set a more hawkish rate hike path for 2017. (A basis point is 1/100th of a percentage point.) Although U.S. equities declined modestly after the announcement, they advanced for December 2016 overall. International equities also posted solid gains during the month, which was highlighted by the resignation of Italy’s prime minister after Italian voters’ rejection of that nation’s constitutional reform referendum and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017.

U.S. and international equities rallied significantly in January 2017 on the prospect of U.S. deregulation following presidential executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. and international equities continued to rally in February 2017 driven by “risk on” sentiment, or increased risk appetite, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the Fed raised interest rates for the third time since the 2007-2009 global financial crisis and maintained projections for three additional interest rate increases before the end of 2017. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the BoJ maintaining its policy rate. Meanwhile, the ECB kept monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upward. International equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

U.S. equities declined in April 2017, as Fed minutes suggested stocks were overvalued, but then rebounded on strong first quarter 2017 earnings reports and receding European political risk following the French presidential election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditure (“PCE”) remained below the Fed’s 2% target at just 1.4% year over year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. As for international equities, the markets were buoyed during the second calendar quarter by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and expectations for parliamentary elections this year declined. However, market optimism for pro-growth U.S. fiscal policy was dampened by political developments. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. In June 2017, European markets reacted hawkishly to ECB President Mario Draghi’s optimistic outlook for recovering inflation and his cautious reference to tapering of asset purchases. Japanese equities saw a temporary pull-back in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed’s June rate hike.

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MARKET REVIEW

U.S. and international equities gained in July 2017. At the beginning of the month, the Institute for Supply Management (“ISM”) reported its manufacturing index had risen to 57.8% during June 2017, the highest level in nearly three years. However, inflation dynamics remained weak. The core consumer price index (“CPI”) stayed soft in June 2017, rising 1.7% year over year and 0.1% month over month. Fed Chair Yellen’s assessment during her Congressional testimony that the federal funds rate was close to its neutral policy rate was interpreted dovishly by markets. The Fed kept its monetary policy unchanged in July 2017, as had been widely expected. The Fed’s statement included an upgrade to its assessment of job growth as well as an acknowledgment that inflation was “below” target. This compares with its prior view, which noted inflation was “somewhat below” its 2% target, a shift that resulted in a mildly dovish market reaction. The Fed also stated it expected its balance sheet normalization to begin “relatively soon.” (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) The dovish market reaction, combined with ongoing political turmoil in Washington, D.C., added to U.S. dollar weakness. At the same time, market expectations of asset purchase tapering by the ECB continued to support the euro, despite ECB President Draghi’s cautious and mildly dovish tone at the July 2017 policy meeting. The BoJ maintained its monetary policy during the month, pushing back the timeframe for achieving its 2% inflation target from 2018 to 2019, as slow wage growth continued to cloud the inflation outlook.

U.S. and international equities were roughly flat in August 2017. U.S. economic activity continued to be strong, with several surveys on consumer sentiment and manufacturing surprising positively. This was in contrast to subdued inflation. Minutes from the Fed’s July policy meeting suggested increased concerns on inflation, highlighting that “many participants” saw “some likelihood that inflation may remain below 2% for longer than expected.” Hurricane Harvey caused extensive flooding and damage in Texas and Louisiana and significantly impacted refinery operations, resulting in a surge in gasoline prices. In Europe, economic growth picked up to an annualized rate of 2.1% in the second calendar quarter from 1.9% in the first calendar quarter. However, economic activity indicators appeared to be moderating, though at relatively robust levels. The Japanese yen strengthened as risk sentiment deteriorated amid escalating geopolitical tensions between U.S. and North Korea, creating headwinds for Japanese equities. Contrary to the expectations of some market participants, the Fed’s Jackson Hole Economic Policy Symposium toward the end of the month provided no indication of the monetary policy outlooks of either Fed Chair Yellen or ECB President Draghi. This buoyed Japanese equities, as did moderating geopolitical risks and encouraging U.S. economic data.

Fixed Income Markets

When the Reporting Period began in September 2016, spread sectors outperformed U.S. Treasury securities. The Fed kept the target range for the federal funds rate unchanged at its September 2016 policy meeting after a summer of speeches by Fed officials that fluctuated between dovish and hawkish tones. The ECB also left its monetary policy unchanged during the month, while the BoJ extended its quantitative and qualitative monetary easing framework to include “yield curve control.”

In the fourth quarter of 2016, spread sectors advanced, generally outpacing U.S. Treasury securities. In early November 2016, the results of the U.S. Presidential election led to a change in investor expectations for future monetary, fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. After the U.S. election, global interest rates rose and the U.S. dollar strengthened versus other developed markets and emerging markets currencies.

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MARKET REVIEW

Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 25 basis points to a range of between 0.50% and 0.75% . The rate hike resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In Europe, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. Crude oil prices rose following an agreement by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies.

During the first quarter of 2017, spread sectors provided mixed results versus U.S. Treasuries, but posted gains overall. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which we believe helped boost business and consumer sentiment to near record levels. Investors also evaluated the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid and synchronized global expansion, led by developed markets, most notably the U.S. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast, while the Fed raised its target range for the federal funds rate by 25 basis points. Minutes from the meeting raised expectations that Fed balance sheet normalization would begin in 2017. Despite the Fed’s monetary policy tightening, U.S. financial conditions eased and the U.S. dollar weakened versus both developed and emerging markets currencies during the first calendar quarter.

In the second quarter of 2017, spread sectors generally recorded positive returns, though with mixed results relative to U.S. Treasuries. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada. During the second quarter of 2017, the U.S. dollar continued to weaken versus many global currencies.

In July 2017, spread sectors broadly advanced, outperforming U.S. Treasury securities. The Fed kept its monetary policy unchanged, though policymakers noted that balance sheet

4

MARKET REVIEW

normalization would begin “relatively soon.” U.S. financial conditions continued to ease despite previous Fed rate hikes, while European financial conditions tightened on raised expectations for the potential withdrawal of the ECB’s accommodative monetary policy. In the U.S., second quarter 2017 GDP increased at an annualized rate of 2.6%, contrasting with inflation, which was subdued. In Europe, economic data continued to strengthen, but inflation remained below the ECB’s target and forecast. The U.S. dollar weakened relative to many global currencies.

During August 2017, spread sectors generally lagged U.S. Treasuries due to bouts of “risk off” sentiment, or increased risk aversion, amid rising geopolitical risks. In the U.S., limited progress on the Administration’s pro-growth fiscal policy measures, concerns about September 2017 debt limit and spending bill deadlines, and geopolitical uncertainty pushed down U.S. government bond yields. Second quarter 2017 U.S. GDP was revised up to an annualized rate 3.0% and the ISM manufacturing index rose to a six-year high in August 2017. In Europe, economic data was generally positive, driving appreciation of the euro against the U.S. dollar. In Japan, second quarter 2017 GDP was revised down sharply from a preliminary annualized reading of 4% to 2.8%.

Looking Ahead

At the end of the Reporting Period, we believed global economic growth was in the midst of a synchronized upswing, led by developed markets with support from recovery in emerging economies. In the U.S. the labor market continued to tighten and financial conditions remained easy. Regarding Europe, economic growth surprises have driven our growth outlook for 2017 higher. In 2018, we expect to see modest slowing in several world economies, but we do not think such slowing will end the global expansion cycle, and we expect growth to remain above trend overall.

Inflation generally remained soft at the end of the Reporting Period, despite tight labor markets in some economies, most notably the U.S. We think global factors, such as labor mobility, are subduing inflationary pressures. In the U.S., we think recent soft economic data have interrupted, not derailed, the gradual rising trend in core inflation and wages. In the Europe and Japan, we think structural challenges may continue to constrain wages and core inflation.

Regarding central bank policy, we believe the agenda is increasingly dominated by quantitative tightening, with the U.S. leading the way. In September 2017, we expect the Fed to formally unveil its plan for scaling down the size of its balance sheet and think implementation could begin in October 2017, with balance sheet normalization likely to span multiple years, in our view. In Europe, we think the ECB will likely increase communication about its strategy for tapering asset purchases starting in 2018. That said, we see the possibility that purchases could continue into 2019 due to recent currency strength weighing on an already-subdued inflation outlook. As for interest-rate policy, we expect one further rate hike by the Fed in 2017, providing inflation data improves and financial conditions do not tighten materially. We do not see rate hikes in Europe or Japan in the near term.

On the political front, market reaction to heighted geopolitical risk on the Korean Peninsula was relatively contained during the Reporting Period. In the U.S., we believe low expectations regarding the Administration’s ability to implement its pro-growth agenda creates potential for positive market surprises. We think there is a chance the Administration will press ahead with fiscal proposals during the fall of 2017. In Europe, we believe political risk could increase ahead of several upcoming events, including the Catalan Independence Referendum in Spain and elections in Austria and Italy. We expect continued uncertainty around the eventual Brexit outcome.

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PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 12.25% and 12.66%, respectively. These returns compare to the 15.34% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index generated average annual total returns of 17.08% and 0.49% for the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”) and Bloomberg Barclays U.S. Aggregate Bond Index, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings detracted from its performance versus the EDGE Composite Index. Our tactical asset allocation decisions (“tactical tilts”) contributed positively. The overall performance of the Underlying Funds hurt the Portfolio’s relative results.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical tilts in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts added to its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in eight Underlying Funds. Seven of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in six of the seven Underlying Strategic Funds, four of which underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.) Two of these Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund also underperformed their respective benchmark indices during the Reporting Period.

The Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Small Cap Equity Insights outperformed their respective benchmark indices during the Reporting Period.

The Portfolio’s Underlying Tactical Fund outperformed its cash benchmark index by more than 119 basis points[1] during the Reporting Period. (A basis point is 1/100th of a percent.)

[1]	Performance quoted is for Institutional Shares.

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PORTFOLIO RESULTS

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

As the U.S. and international equity markets advanced during the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund detracted from performance.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed Standard & Poor’s 500® Index (“S&P 500 Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Overall, the Portfolio’s strategic weightings detracted from performance, but its holdings of S&P 500 Index futures contributed positively. The Portfolio also used forward foreign currency exchange contracts to express views on particular currencies, which had a negative impact on results. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

7

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016– August 31, 2017	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	MSCI ACWI IMI[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]
Class A	12.25%	15.34%	17.08%	0.49%
Institutional	12.66	15.34	17.08	0.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 24 emerging markets. With 8,603 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2017, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	8.11%	7.73%	4.77%	4/30/08
Institutional	14.94	9.42	5.86%	4/30/08

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.48%
Institutional	0.97	1.08

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/17[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	8.11%	7.73%	4.77%
Returns after taxes on distributions**	7.41	6.54	3.93
Returns after taxes on distributions*** and sale of Portfolio shares	4.98	5.92	3.68

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

9

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8,9]

Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	Represents affiliated Funds.

10

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from April 30, 2008 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	12.25%	8.76%	5.53%
Including sales charges	6.09%	7.53%	4.89%

Institutional Class (Commenced April 30, 2008)	12.66%	9.21%	5.96%

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PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 15.23% and 15.74%, respectively. These returns compare to the 15.34% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index generated average annual total returns of 17.08% and 0.49% for the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”) and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s performance was hampered by its strategic weightings. It benefited from our tactical asset allocation decisions (“tactical tilts”). The overall performance of the Underlying Funds also added to the Portfolio’s performance versus the TAG Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical tilts in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts contributed positively to performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in seven Underlying Funds. Six of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in five of the six Underlying Strategic funds, four of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund — are those in which the Portfolio held its largest weightings. In addition, the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Small Cap Insights Fund outperformed their respective benchmark indices.

The Goldman Sachs MLP Energy Infrastructure Fund underperformed its benchmark index during the Reporting Period.

The Portfolio’s Underlying Tactical Fund outperformed its cash benchmark index by more than 119 basis points[1] during the Reporting Period. (A basis point is 1/100th of a percent.)

[1]	Performance quoted is for Institutional Shares.

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PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed Standard & Poor’s 500® Index (“S&P 500 Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Overall, the Portfolio’s strategic weightings detracted from performance, but its holdings of S&P 500 Index futures contributed positively. The Portfolio also used forward foreign currency exchange contracts to express views on particular currencies, which had a negative impact on results. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

13

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016– August 31, 2017	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	MSCI ACWI IMI[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]
Class A	15.23%	15.34%	17.08%	0.49%
Institutional	15.74	15.34	17.08	0.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The	TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 24 emerging markets. With 8,603 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2017, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	10.35%	9.86%	5.36%	4/30/08
Institutional	17.33	11.55	6.44	4/30/08

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

14

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.44%
Institutional	0.96	1.04

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/17[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	10.35%	9.86%	5.36%
Returns after taxes on distributions**	10.21	9.32	4.95
Returns after taxes on distributions*** and sale of Portfolio shares	6.01	7.72	4.19

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

15

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8,9]

Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	Represents affiliated Funds.

16

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from April 30, 2008 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	15.23%	10.83%	6.14%
Including sales charges	8.91%	9.58%	5.51%

Institutional Class (Commenced April 30, 2008)	15.74%	11.26%	6.57%

17

MARKET REVIEW

Index Definitions

The EDGE Composite Index is a blend of 90% MSCI All Country World Index (“ACWI”) Investable Market Index® (“MSCI ACWI IMI”) and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

The TAG Composite Index is a blend of 90% MSCI ACWI IMI and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

The MSCI All Country World Index (“ACWI”) Investable Market Index® (“MSCI ACWI IMI”) captures large, mid and small cap representation across 23 developed markets and 24 emerging markets. The MSCI ACWI IMI is comprehensive, covering approximately 99% the global equity investment opportunity set. The 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasury, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-through securities), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

The S&P 500® Index is Standard & Poor’s index of 500 U.S. stocks, an unmanaged index of common stock prices, captures approximately 80% coverage of available U.S. market capitalization.

18

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 98.4%
Equity – 98.4%
21,109,645	Goldman Sachs U.S. Equity Dividend and Premium Fund	$272,525,512
21,357,745	Goldman Sachs International Equity Dividend and Premium Fund	157,193,002
6,254,679	Goldman Sachs Tactical Tilt Overlay Fund	60,858,023
2,196,614	Goldman Sachs Small Cap Equity Insights Fund	52,037,790
3,723,770	Goldman Sachs Emerging Markets Equity Insights Fund	39,993,290
3,739,688	Goldman Sachs MLP Energy Infrastructure Fund	27,449,308
2,036,620	Goldman Sachs International Small Cap Insights Fund	26,190,930

TOTAL INVESTMENTS – 98.4%
(Cost $526,075,822)		$636,247,855

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		10,041,735

NET ASSETS – 100.0%		$646,289,590

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value ($)	Unrealized Gain ($)
Morgan Stanley Co., Inc.	USD	14,972,015	GBP	11,549,415	09/20/17	14,942,141	29,874
	USD	19,233,950	JPY	2,110,272,100	09/20/17	19,208,682	25,268
TOTAL							55,142

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value ($)	Unrealized Loss ($)
Morgan Stanley Co., Inc.	USD	6,098,257	AUD	8,089,962	09/20/17	6,430,023	(331,766)
	USD	7,328,552	CHF	7,030,844	09/20/17	7,338,988	(10,436)
	USD	26,410,892	EUR	23,384,225	09/20/17	27,859,742	(1,448,850)
TOTAL							(1,791,052)

FUTURES CONTRACTS — At August 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
Long position contracts:

S&P 500 E-Mini Index	51	09/15/2017	6,298,755	81,752

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.0%
Equity – 99.0%
53,386,683	Goldman Sachs U.S. Tax-Managed Equity Fund	$1,120,052,606
52,167,440	Goldman Sachs International Tax-Managed Equity Fund	539,411,330
21,355,146	Goldman Sachs Tactical Tilt Overlay Fund	207,785,574
12,724,174	Goldman Sachs Emerging Markets Equity Insights Fund	136,657,630
12,748,126	Goldman Sachs MLP Energy Infrastructure Fund	93,571,247
6,958,587	Goldman Sachs International Small Cap Insights Fund	89,487,425

TOTAL INVESTMENTS – 99.0%
(Cost $1,604,819,975)		$2,186,965,812

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		21,476,672

NET ASSETS – 100.0%		$2,208,442,484

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value ($)	Unrealized Gain ($)
Morgan Stanley Co., Inc.	USD	51,066,195	GBP	39,411,169	09/20/17	50,988,491	77,704
	USD	66,518,790	JPY	7,289,154,282	09/20/17	66,349,286	169,504
TOTAL							247,208

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value ($)	Unrealized Loss ($)
Morgan Stanley Co., Inc.	USD	20,183,532	AUD	26,774,774	09/20/17	21,280,992	(1,097,460)
	USD	24,966,423	CHF	23,972,984	09/20/17	25,023,659	(57,236)
	USD	90,035,216	EUR	79,803,958	09/20/17	95,077,671	(5,042,455)
TOTAL							(6,197,151)

FUTURES CONTRACTS — At August 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
Long position contracts:

S&P 500 E-Mini Index	169	09/15/2017	20,872,345	270,904

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2017

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in affiliated Underlying Funds, at value (cost $526,075,822 and $1,604,819,975)	$636,247,855	$2,186,965,812
Cash	5,918,264	17,339,874
Receivables:
Portfolio shares sold	4,943,951	2,942,560
Collateral on certain derivative contracts(a)	2,480,000	7,960,000
Reimbursement from investment adviser	18,611	33,672
Investments sold	—	2,123,573
Unrealized gain on forward foreign currency exchange contracts	55,142	247,208
Variation margin on futures	36,468	120,838
Other assets	932	3,266
Total assets	649,701,223	2,217,736,803

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,791,052	6,197,151
Payables:
Portfolio shares redeemed	1,240,371	2,784,001
Investments purchased	250,411	—
Management fees	43,262	148,735
Distribution and Service fees and Transfer Agency fees	24,638	74,568
Accrued expenses	61,899	89,864
Total liabilities	3,411,633	9,294,319

Net Assets:
Paid-in capital	552,689,478	1,690,482,025
Undistributed net investment income	1,083,264	2,484,185
Accumulated net realized loss	(16,001,027)	(60,990,524)
Net unrealized gain	108,517,875	576,466,798
NET ASSETS	$646,289,590	$2,208,442,484
Net Assets:
Class A	$9,289,479	$615,404
Institutional	637,000,111	2,207,827,080
Total Net Assets	$646,289,590	$2,208,442,484
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	794,283	41,627
Institutional	53,993,800	149,940,434
Net asset value, offering and redemption price per share(b)
Class A	$11.70	$14.78
Institutional	11.80	14.72

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures
Enhanced Dividend Global Equity	$2,030,000	$450,000
Tax-Advantaged Global Equity	6,970,000	990,000

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $12.38 and $15.64, respectively.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2017

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from affiliated Underlying Funds	$11,862,835	$27,888,414

Expenses:
Management fees	863,275	3,003,400
Transfer Agency fees(a)	241,420	801,734
Custody, accounting and administrative services	91,000	248,832
Professional fees	60,409	60,409
Registration fees	53,938	55,744
Printing and mailing costs	26,233	44,292
Distribution and Service fees — Class A Shares	18,834	1,386
Trustee fees	18,720	21,826
Other	19,720	69,755
Total expenses	1,393,549	4,307,378
Less — expense reductions	(596,247)	(1,633,511)
Net expenses	797,302	2,673,867
NET INVESTMENT INCOME	11,065,533	25,214,547

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	(1,003,510)	(4,249,665)
Futures contracts	895,430	3,106,926
Forward foreign currency exchange contracts	1,304,729	4,885,606
Foreign currency transactions	(56)	(169)
Capital gain distributions from affiliated Underlying Funds	8,161,937	—
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	49,746,340	270,313,000
Futures contracts	(116,420)	(424,230)
Forward foreign currency exchange contracts	(2,087,355)	(7,299,059)
Net realized and unrealized gain	56,901,095	266,332,409
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,966,628	$291,546,956

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$14,226	$227,194
Tax-Advantaged Global Equity	1,047	800,687

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income	$11,065,533	$7,274,603	$25,214,547	$15,969,302
Net realized gain (loss)	9,358,530	(3,065,544)	3,742,698	(42,049,388)
Net change in unrealized gain	47,542,565	31,435,529	262,589,711	118,927,022
Net increase in net assets resulting from operations	67,966,628	35,644,588	291,546,956	92,846,936

Distributions to shareholders:
From net investment income
Class A Shares	(132,791)	(72,552)	(3,269)	(9,103)
Institutional Shares	(11,362,300)	(14,729,798)	(21,198,986)	(30,328,763)
From net realized gains
Class A Shares	(41,151)	(64,848)	—	(4,676)
Institutional Shares	(3,506,959)	(13,622,832)	—	(12,749,009)
Total distributions to shareholders	(15,043,201)	(28,490,030)	(21,202,255)	(43,091,551)

From share transactions:
Proceeds from sales of shares	118,289,334	137,088,130	311,048,414	357,491,366
Reinvestment of distributions	15,008,368	28,464,540	21,200,470	43,074,642
Cost of shares redeemed	(52,769,501)	(85,794,058)	(211,652,542)	(334,588,511)
Net increase in net assets resulting from share transactions	80,528,201	79,758,612	120,596,342	65,977,497
TOTAL INCREASE	133,451,628	86,913,170	390,941,043	115,732,882

Net assets:
Beginning of year	512,837,962	425,924,792	1,817,501,441	1,701,768,559
End of year	$646,289,590	$512,837,962	$2,208,442,484	$1,817,501,441
Undistributed (distributions in excess of) net investment income	$1,083,264	$2	$2,484,185	$(1,527,938)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$10.68	$0.17	$1.12	$1.29	$(0.20)	$(0.07)	$(0.27)
2017 - Institutional	10.76	0.22	1.12	1.34	(0.23)	(0.07)	(0.30)
2016 - A	10.69	0.11	0.52	0.63	(0.31)	(0.33)	(0.64)
2016 - Institutional	10.76	0.16	0.51	0.67	(0.34)	(0.33)	(0.67)
2015 - A	11.83	0.16	(0.73)	(0.57)	(0.21)	(0.36)	(0.57)
2015 - Institutional	11.89	0.22	(0.74)	(0.52)	(0.25)	(0.36)	(0.61)
2014 - A	10.64	0.23	1.62	1.85	(0.24)	(0.42)	(0.66)
2014 - Institutional	10.69	0.28	1.62	1.90	(0.28)	(0.42)	(0.70)
2013 - A	9.73	0.21	1.08	1.29	(0.27)	(0.11)	(0.38)
2013 - Institutional	9.76	0.26	1.09	1.35	(0.31)	(0.11)	(0.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$11.70	12.25%	$9,289	0.53%	0.63%	1.54%	8%
11.80	12.66	637,000	0.13	0.24	1.93	8
10.68	6.32	4,993	0.53	0.64	1.09	19
10.76	6.67	507,845	0.13	0.24	1.58	19
10.69	(4.82)	1,729	0.55	0.66	1.40	25
10.76	(4.29)	424,196	0.17	0.26	1.95	25
11.83	17.92	220	0.60	0.66	2.02	14
11.89	18.29	373,665	0.20	0.26	2.43	14
10.64	13.61	133	0.60	0.68	2.13	40
10.69	14.21	284,539	0.20	0.29	2.49	40

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - A	$12.91	$0.11	$1.85	$1.96	$(0.09)	$—	$(0.09)
2017 - Institutional	12.86	0.17	1.84	2.01	(0.15)	—	(0.15)
2016 - A	12.58	0.08	0.52	0.60	(0.18)	(0.09)	(0.27)
2016 - Institutional	12.53	0.11	0.53	0.64	(0.22)	(0.09)	(0.31)
2015 - A	13.51	0.09	(0.69)	(0.60)	(0.10)	(0.23)	(0.33)
2015 - Institutional	13.48	0.17	(0.71)	(0.54)	(0.18)	(0.23)	(0.41)
2014 - A	11.31	0.20	2.31	2.51	—	(0.31)	(0.31)
2014 - Institutional	11.38	0.18	2.39	2.57	(0.16)	(0.31)	(0.47)
2013 - A	9.78	0.32	1.41	1.73	(0.17)	(0.03)	(0.20)
2013 - Institutional	9.84	0.15	1.63	1.78	(0.21)	(0.03)	(0.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$14.78	15.23%	$615	0.53%	0.61%	0.80%	8%
14.72	15.74	2,207,827	0.13	0.21	1.26	8
12.91	4.88	591	0.53	0.61	0.64	19
12.86	5.22	1,816,911	0.13	0.21	0.92	19
12.58	(4.39)	543	0.56	0.61	0.66	22
12.53	(3.96)	1,701,226	0.17	0.21	1.31	22
13.51	22.55	235	0.60	0.62	1.56	9
13.48	23.05	1,233,566	0.20	0.22	1.43	9
11.31	18.12	636	0.60	0.64	3.16	36
11.38	18.45	739,859	0.20	0.24	1.34	36

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as the investment adviser. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

30

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the portfolios and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2017:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Equity Funds	$636,247,855	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$55,142	$—
Futures Contracts	81,752	—	—
Total	$81,752	$55,142	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,791,052)	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Equity Funds	$2,186,965,812	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$247,208	$—
Futures Contracts	270,904	—	—
Total	$270,904	$247,208	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(6,197,151)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of August 31, 2017. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$55,142		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,791,052)
Equity	Variation margin on certain derivative contracts	81,752	(a)	—	—
Total		$136,894			$(1,791,052)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$247,208		Payable for unrealized loss on forward foreign currency exchange contracts	$(6,197,151)
Equity	Variation margin on certain derivative contracts	270,904	(a)	—	—
Total		$518,112			$(6,197,151)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2017 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$1,304,729	$(2,087,355)	8
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	895,430	(116,420)	50
Total		$2,200,159	$(2,203,775)	58

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$4,885,606	$(7,299,059)	8
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,106,926	(424,230)	169
Total		$7,992,532	$(7,723,289)	177

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2017.

In order to better define its contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolios and the counterparty. Additionally, the Portfolios may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolios and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, contractually or otherwise, the Portfolios bear the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed

35

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to waive a portion of its management fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 29, 2017, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Class A Shares of each applicable Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2017, Goldman Sachs advised that it retained front-end sales charges of $6,857 and $46 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A Shares and 0.04% of the average daily net assets of Institutional Shares. Prior to July 28, 2017, the annual rate was 0.19% of the average daily net assets of Class A Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$402,861	$186,578	$6,808	$596,247
Tax-Advantaged Global Equity	1,401,583	208,819	23,109	1,633,511

F.  Line of Credit Facility — As of August 31, 2017, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2017, the Portfolios did not have any borrowings under the facility.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2017:

Enhanced Dividend Global Equity
Affiliated Investment Companies	Beginning Value as of August 31, 2016	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain(Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$29,257,840	$7,133,153	$(5,116,289)	$—	$79,965	$8,638,621	$39,993,290	3,723,770	$365,707	$—
Goldman Sachs International Equity Dividend and Premium Fund	119,638,684	31,301,938	(12,594,433)	—	(1,182,627)	20,029,440	157,193,002	21,357,745	3,910,956	—
Goldman Sachs International Small Cap Insights Fund	19,487,429	4,590,299	(2,214,452)	—	33,184	4,294,470	26,190,930	2,036,620	520,119	—
Goldman Sachs MLP Energy Infrastructure Fund	27,501,403	7,273,872	(4,636,289)	(368,702)	(280,641)	(2,040,335)	27,449,308	3,739,688	1,257,725	—
Goldman Sachs Small Cap Equity Insights Fund	44,708,447	9,355,150	(7,238,315)	—	556,712	4,655,796	52,037,790	2,196,614	288,171	—
Goldman Sachs Tactical Tilt Overlay Fund	49,452,111	13,588,679	(2,237,503)	—	(151,516)	206,252	60,858,023	6,254,679	979,065	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	217,157,439	52,678,566	(11,214,002)	—	(58,587)	13,962,096	272,525,512	21,109,645	4,541,092	8,161,937
Total					$(1,003,510)	$49,746,340	$636,247,855		$11,862,835	$8,161,937

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity
Affiliated Investment Companies	Beginning Value as of August 31, 2016	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain(Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$104,981,126	$20,053,647	$(18,546,607)	$—	$303,309	$29,866,155	$136,657,630	12,724,174	$1,287,552
Goldman Sachs International Small Cap Insights Fund	69,371,196	12,901,730	(7,744,803)	—	249,568	14,709,734	89,487,425	6,958,587	1,830,637
Goldman Sachs International Tax-Managed Equity Fund	419,846,351	77,418,488	(44,866,568)	—	11,596	87,001,463	539,411,330	52,167,440	7,608,041
Goldman Sachs MLP Energy Infrastructure Fund	97,868,709	21,703,922	(16,936,607)	(1,286,948)	(3,889,537)	(3,888,292)	93,571,247	12,748,126	4,330,878
Goldman Sachs Tactical Tilt Overlay Fund	175,989,714	41,083,544	(9,491,216)	—	(658,686)	862,218	207,785,574	21,355,146	3,452,079
Goldman Sachs U.S. Tax-Managed Equity Fund	931,079,503	118,124,531	(70,647,235)	—	(265,915)	141,761,722	1,120,052,606	53,386,683	9,379,227
Total					$(4,249,665)	$270,313,000	$2,186,965,812		$27,888,414

*	Includes reinvestment of distributions.

As of August 31, 2017, the Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	—%	8%
Goldman Sachs International Equity Dividend and Premium Fund	38	—
Goldman Sachs International Tax-Managed Equity Fund	—	86
Goldman Sachs Small Cap Equity Insights Fund	19	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	8	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	86

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2017, were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$125,921,657	$45,251,283
Tax-Advantaged Global Equity	291,285,862	168,233,036

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$11,812,401	$21,202,255
Net long-term capital gains	3,230,800	—
Total taxable distributions	$15,043,201	$21,202,255

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$23,736,355	$37,773,057
Net long-term capital gains	4,753,675	5,318,494
Total taxable distributions	$28,490,030	$43,091,551

As of August 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$1,083,262	$2,484,354
Undistributed long-term capital gains	6,235,830	—
Total undistributed earnings	$7,319,092	$2,484,354
Capital Loss Carryforwards
Perpetual Long-Term	—	(10,834,604)
Timing differences (Post October Capital Loss Deferral/Qualified Late Year Loss Deferral)	(306,377)	(5,524,942)
Unrealized gains — net	86,587,397	531,835,651
Total accumulated earnings	$93,600,112	$517,960,459

As of August 31, 2017, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$548,006,300	$1,649,451,122
Gross unrealized gain	116,032,471	604,964,028
Gross unrealized loss	(29,445,074)	(73,128,377)
Net unrealized gain	$86,587,397	$531,835,651

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and net mark to market gains (losses) on foreign currency contracts.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

7. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the NAV of the Portfolios and result primarily from differences in the tax treatment of foreign currency transactions and underlying fund investments.

	Accumulated Net realized Gains (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Dividend Global Equity	$(1,512,820)	$1,512,820
Tax-Advantaged Global Equity	169	(169)

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

allocated to each. As of August 31, 2017, the Enhanced Dividend Global Equity Portfolio invested 42.2% and 24.3% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500® at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As August 31, 2017, the Tax-Advantaged Global Equity Portfolio invested 50.7% and 24.4% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the U.S. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of,

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

8. OTHER RISKS (continued)

among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	587,434	$6,559,204	333,387	$3,394,652
Reinvestment of distributions	15,220	168,144	12,636	128,549
Shares redeemed	(275,640)	(3,110,263)	(40,422)	(412,570)
	327,014	3,617,085	305,601	3,110,631
Institutional Shares
Shares sold	9,888,524	111,730,130	13,147,341	133,693,478
Reinvestment of distributions	1,333,001	14,840,224	2,766,887	28,335,991
Shares redeemed	(4,411,203)	(49,659,238)	(8,171,797)	(85,381,488)
	6,810,322	76,911,116	7,742,431	76,647,981
NET INCREASE	7,137,336	$80,528,201	8,048,032	$79,758,612

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2017		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,967	$100,062	13,301	$169,147
Reinvestment of distributions	244	3,268	1,101	13,779
Shares redeemed	(11,345)	(152,128)	(11,788)	(142,955)
	(4,134)	(48,798)	2,614	39,971
Institutional Shares
Shares sold	22,609,613	310,948,352	29,366,174	357,322,219
Reinvestment of distributions	1,596,175	21,197,202	3,455,621	43,060,863
Shares redeemed	(15,517,596)	(211,500,414)	(27,315,060)	(334,445,556)
	8,688,192	120,645,140	5,506,735	65,937,526
NET INCREASE	8,684,058	$120,596,342	5,509,349	$65,977,497

43

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of the Goldman Sachs Trust, as of August 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2017 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/17	Ending Account Value 8/31/17		Expenses Paid for the 6 Months Ended 8/31/17*	Beginning Account Value 3/01/17	Ending Account Value 8/31/17		Expenses Paid for the 6 Months Ended 8/31/17*
Class A
Actual	$1,000	$1,046.20		$2.73	$1,000	$1,056.50		$2.75
Hypothetical 5% return	1,000	1,022.53	+	2.70	1,000	1,022.53	+	2.70
Institutional
Actual	1,000	1,048.50		0.67	1,000	1,058.20		0.67
Hypothetical 5% return	1,000	1,024.55	+	0.66	1,000	1,024.55	+	0.66

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.53%	0.13%
Tax-Advantaged Global Equity	0.53	0.13

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and the Underlying Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Portfolio’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to continue to enhance the investment models used in managing certain Underlying Funds.

The Trustees observed that the Enhanced Dividend Global Equity Portfolio’s Institutional Shares had placed in the first quartile of the Portfolio’s peer group for the one-, three-, and five-year periods ended March 31, 2017,

48

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and had outperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended April 30, 2017. They considered that the Enhanced Dividend Global Equity Portfolio had certain significant differences from its peer group that caused the peer groups and benchmark index, as applicable, to be imperfect bases for performance comparison. The Trustees noted that the Tax-Advantaged Global Equity Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group and had outperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Portfolio was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

49

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolios and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolios and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to certain Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the

50

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the ability of certain Underlying Funds to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2018.

51

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012–2016), Goldman Sachs MLP Income Opportunities Fund (2013–2016), Goldman Sachs MLP and Energy Renaissance Fund (2014–2016), and Goldman Sachs ETF Trust (2014–2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

52

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

53

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

54

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

55

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2017, 47.81% and 39.92% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2017, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.0921 and $0.0700 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 36.95% and 40.42%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0099 and $0.0084 per share, respectively.

For the fiscal year ended August 31, 2017, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 89.85% and 90.32%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity Portfolio designates $3,230,800, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2017.

During the fiscal year ended August 31, 2017, the Enhanced Dividend Global Equity Portfolio designates $317,310, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios file their complete schedule of Portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Diversification does not protect an investor from market risk and does not ensure a profit.

Fund holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 107535-TMPL-10/2017-630685 TAGEDGAR-17/3K

Goldman Sachs Funds

Annual Report	August 31, 2017

Investor FundsSM
Money Market
Tax-Exempt Money Market

Goldman Sachs Investor Funds

∎	MONEY MARKET FUND

∎	TAX-EXEMPT MONEY MARKET FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, noteworthy events influencing the front, or short-term, end of the taxable and tax-exempt money market yield curves included Federal Reserve (“Fed”) interest rate hikes and discussion of balance sheet normalization, the possibility of the European Central Bank’s (“ECB”) tapering of its asset purchases, and geopolitical events. (Yield curve is a spectrum of maturities. Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

When the Reporting Period began in September 2016, credit spreads (the difference in yields between government and taxable bonds of comparable maturity) widened in advance of money market fund reform, with final implementation taking effect in October 2016. Meanwhile, the agency floater curve steepened, as LIBOR widened and interest in shorter floaters amongst market participants increased. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.) The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index spiked to its highest level since the 2008 financial crisis. However, unlike in 2008, funding costs for banks did not increase due to market stress. Instead, spreads widened because of declining demand, as prime money market funds had been a key source of short-term bank funding. (Prime money market funds primarily invest in corporate debt securities.) Most of the flows went into government money market funds that invest in agencies — and may offer higher yields benchmarked to LIBOR — benefiting government yields and reducing pressure on U.S. Treasury yields. During September and October 2016, prime money market funds lost approximately $440 billion in assets, while government money market funds gained $410 billion in assets.[1]

After money market fund reform was implemented on October 14, 2016, credit spreads gradually tightened to reach

[1]	Source: iMoneyNet.

widths at the end of February 2017 that had been previously seen at the beginning of 2016.

Money market fund reform also impacted tax-exempt money market funds, with investment outflows reducing demand for one-day to seven-day maturities. In tandem with the outflows, the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, representing seven-day tax-exempt variable rate demand obligations, rose.

In November 2016, the unexpected results of the U.S. presidential elections were widely viewed as a potential regime change in monetary and fiscal policy. The U.S. Treasury yield curve steepened as the markets began pricing in higher inflation due to greater anticipated government fiscal spending.

In December 2016, in a move widely expected by the markets, the Fed raised the targeted federal funds rate by 25 basis points, the second interest rate hike since the 2008 global financial crisis. (A basis point is 1/100th of a percentage point.) Fed policymakers also raised their interest rate projections on the back of continued improvement in the U.S. labor market, rising wages and the potential of fiscal policy initiatives by the then-incoming Administration. After the Fed’s December 2016 policy meeting, market expectations increased for additional Fed rate hikes in 2017, and money market yields generally moved higher.

In March 2017, Fed policymakers raised the targeted federal funds rate another 25 basis points and also reiterated their interest rate projections, saying they intended to hike interest rates a total of three times during the calendar year. U.S. economic growth, which had surprised to the downside in early 2017, strengthened during the second calendar quarter, with the Gross Domestic Product (“GDP”) coming in at an annualized rate of 3.0%. In June 2017, the unemployment rate declined to 4.3%, below what the Fed considers the normal level of unemployment. Core personal consumption expenditures remained below the Fed’s 2% target at just 1.7% year-over-year in June 2017, marking the fourth consecutive month of weak inflation data. Nevertheless, in June 2017, Fed policymakers raised the federal funds rate yet another 25 basis points to a target range of between 1.00% and 1.25%, citing ongoing strength in the labor market and a

1

PORTFOLIO RESULTS

pickup in household spending and business fixed investment. Also in June 2017, the Fed released a detailed addendum to its policy statement with specifics about its plan to taper reinvestment of its balance sheet. The plan was set to begin sometime in 2017 with a rundown of no greater than $10 billion a month, divided between mortgage-backed securities and U.S. Treasuries, with the total anticipated to rise steadily over the course of one year.

In August 2017, at the Fed’s Jackson Hole Economic Policy Symposium, Fed Chair Janet Yellen said, “in light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months.”

Also toward the end of the Reporting Period, expectations for a tapering announcement from the ECB shifted from possible to more than probable. ECB President Mario Draghi provided a rather optimistic outlook for inflation, stating “deflationary forces have been replaced by reflationary ones.” Mr. Draghi also made a cautious reference to a tapering of quantitative easing, saying an adjustment in the ECB’s “policy instruments” alongside the ongoing economic recovery would imply a constant rather than a tighter policy stance. The financial markets reacted to these comments in a hawkish manner, with the euro appreciating and German government bond yields rising. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The yields of the Goldman Sachs Investor Money Market Fund (“the taxable Fund”) and the Goldman Sachs Investor Tax-Exempt Money Market Fund (“the tax-exempt Fund”) rose during the Reporting Period, driven by the increase in money market yields, which occurred primarily because of the economic and market factors discussed above. The taxable and tax-exempt money market yield curves flattened, meaning differentials between yields on shorter-term maturities rose more than those on longer-term maturities.

Q	How did you manage the taxable Fund during the Reporting Period?

A	During the Reporting Period, the taxable Fund had investments in commercial paper, asset-backed commercial paper, repurchase agreements (“repos”), variable rate demand notes (“VRDNs”), certificates of deposit, short-term corporate obligations, asset backed securities, tender option bonds and non-U.S. sovereign government debt.

In the taxable Fund, we maintained an especially low weighted average maturity of less than 10 days, along with a high level of liquidity, as the implementation of money market fund reform approached and amid uncertainty about investment flows from prime money market funds to government money market funds. Following the implementation of money market fund reform, investment flows into prime money market funds stabilized, and we gradually extended the taxable Fund’s weighted average maturity. Toward the end of January 2017, as credit spreads normalized and we sought to add yield, we meaningfully extended the taxable Fund’s weighted average maturity to a range of between 30 days and 37 days. From March through June 2017, because of continued comments from the Fed about a potential June rate increase, we shortened the weighted average maturity of the taxable Fund to a range of between 23 days and 32 days.

During the first calendar quarter, we focused our purchases on floating rate securities, which would help us manage duration in the event of a more aggressive than market expected Fed rate hike scenario. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) In the second calendar quarter, we focused our purchases on floating rate securities, asset backed securities and certificates of deposit when and where we found attractive opportunities.

During July 2017, we kept the weighted average maturity of the taxable Fund in range of between 28 days and 32 days, as yields did not, in our view, offer enough compensation to extend. We focused our purchases on repos and non-U.S. sovereign government debt, which offered what we considered attractive opportunities. In August 2017, as market expectations of a U.S. debt ceiling deal stayed strong, we maintained the taxable Fund’s weighted average maturity between 30 days and 36 days. We focused purchases on non-U.S. sovereign government debt, maturing primarily in September 2017.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, the tax-exempt Fund had investments in VRDNs, tax-exempt commercial paper and other municipal securities.

We maintained a particularly low weighted average maturity and a high level of liquidity in the tax-exempt Fund in

2

PORTFOLIO RESULTS

response to money market fund reform, which reduced demand for short-term money market securities. Tax-exempt money market mutual funds lost approximately $151 billion in assets during August 2016, falling to less than $128 billion in the second week of October 2016, coinciding with money market fund reform. The decline in assets during 2016 pushed the front end of the tax-exempt money market yield curve out of alignment with that of the taxable money market yield curve. Historically, taxable money market mutual funds would begin buying VRDNs if the SIFMA Municipal Swap Index rose above the yields available in the taxable money markets. However, the taxable money market was also experiencing asset losses at that time and therefore, taxable money market investors did not buy a significant number of VRDNs. Furthermore, three-month and one-month LIBOR were at 0.88% and 0.53%, respectively, on October 12, 2016. The ratio of the SIFMA Municipal Swap Index to LIBOR, which had averaged less than 71% since 1997, reached 155% in October 2016. As a result, a large number of non-traditional buyers, including separately managed accounts and short duration municipal bond mutual funds, entered the tax-exempt money market, helping to push it back into equilibrium with the taxable money market by early 2017. The tax-exempt money market then stabilized, with non-traditional buyers dominating the front end of the market through the end of the Reporting Period.

Tax-exempt money market mutual fund assets generally fluctuated between $132 billion and $128 billion between October 2016 and August 2017. At the end of the Reporting Period, tax-exempt money market mutual fund assets were approximately $129 billion.

Between October 2016 and February 2017, we extended the weighted average maturity of the tax-exempt Fund to a range of between 22 days and 38 days. Ahead of the Fed’s June 2017 policy meeting, we shortened the tax-exempt Fund’s weighted average maturity to a range of between 20 days and 25 days. We maintained the tax-exempt Fund’s weighted average maturity, without significantly extending or shortening, through the end of the Reporting Period. During the Reporting Period overall, the weighted average maturity of the tax-exempt Fund ranged between 25 days and 33 days.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the taxable and tax- exempt Funds below 83 days. In the taxable Fund, we maintained a weighted average life in a range of between approximately 40 days and 83 days. In the tax-exempt Fund, we maintained a weighted average life in a range of between approximately five days and 35 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to Securities and Exchange Commission (“SEC”) Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected ongoing improvements in the U.S. economy, particularly in the labor market, to warrant another Fed rate hike in 2017, providing financial conditions do not tighten materially and core inflation improves. More specifically, we expect an interest rate hike in December 2017 and for balance sheet normalization to begin during the fourth quarter of 2017. (In mid-September 2017, after the Reporting Period ended, the Fed announced it would initiate balance sheet normalization in October 2017.)

Looking ahead, we expect the Fed to take the lead among developed markets in terms of interest rate hikes and balance sheet normalization, while we anticipate central banks in Europe and Japan to scale back quantitative easing due to scarcity of assets while maintaining low interest rates amid subdued inflation outlooks. We believe the ECB is likely to start to reduce its asset purchases in January 2018 and that it may keep its rates on hold through 2017 and 2018. In our view, there is an increased likelihood of a tapering announcement by the ECB in September 2017, which could lead to a rise in LIBOR that might, in turn, result in higher yields for many European sovereign government bonds. In the U.K., we expect the Bank of England to remain on hold, providing inflation expectations do not rise materially. We

3

PORTFOLIO RESULTS

see little scope for a near-term rate hike in Canada given recent weakness in inflation data.

Overall, the taxable and tax-exempt Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intend to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

RETAIL MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4

FUND BASICS

Investor Funds

as of August 31, 2017

PERFORMANCE REVIEW[1]
September 1, 2016–August 31, 2017	Fund Total Return (based on NAV)[2] Class I Shares	iMoneyNet Institutional Average[3]
Money Market	0.87%	0.45%[4]
Tax-Exempt Money Market	0.63	0.33	[5]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Administration, Service, Resource, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1), administration or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Resource Shares pay 0.65%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return assumes the reinvestment of dividends and other distributions.

[3]	Source: iMoneyNet, Inc. August 2017.

[4]	First Tier Retail – Category includes only non-government retail funds that also are not holding any second-tier securities. Portfolio holdings of first-tier funds include US Treasury, US other, repos, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating rate notes and asset-backed commercial paper.

[5]	Tax-Free National Retail – Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, alternative minimum tax paper and other tax-free holdings. Consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

5

YIELD SUMMARY

STANDARDIZED TOTAL RETURNS[1,6]
For the period ended 6/30/17	SEC 7-Day Current Yield[7]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Money Market	1.11%	0.76%	N/A	N/A	0.64%	1/29/16
Tax-Exempt Money Market	0.73	0.56	0.13%	0.49%	1.77	7/19/94

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) of Class I Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. The SEC 7-Day Current Yield is not a Standardized Total Return.

Because Class I Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields and returns represent past performance. Past performance dose not guarantee future results. Current performance may be lower or higher than the performance quoted above. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Yields and returns will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than the total return quotations. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[7]	The SEC 7-Day Current Yield figures are as of 6/30/17 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

SUMMARY OF THE CLASS I SHARES[1] AS OF 8/31/17
Fund	7-Day Dist. Yield[8]	SEC 7-Day Effective Yield[9]	30-Day Average Yield[10]	Weighted Avg. Maturity (days)[11]	Weighted Avg. Life (days)[12]
Money Market	1.17%	1.17%	1.17%	31	78
Tax-Exempt Money Market	0.67	0.67	0.65	22	32

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[8]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield can include capital gain/loss distribution, if any. This is not an SEC Yield.

[9]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and do not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[10]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[11]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[12]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

6

SECTOR ALLOCATIONS

MONEY MARKET FUND[13]
As of August 31, 2017
Security Type	Percentage of Net Assets
Certificates of Deposit	1.6%
Certificates of Deposit — Yankeedollar	9.0
Commercial Paper & Corporate Obligations	19.8
Fixed Rate Municipal Debt Obligations	4.1
Repurchase Agreements	22.2
Variable Rate Municipal Debt Obligations	6.6
Variable Rate Obligations	37.2

[13]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

MONEY MARKET FUND[14]
As of August 31, 2016
Security Type	Percentage of Net Assets
Certificates of Deposit — Yankeedollar	11.4%
Commercial Paper & Corporate Obligations	25.0
Fixed Rate Municipal Debt Obligations	2.1
Repurchase Agreements	19.1
Variable Rate Municipal Debt Obligations	25.4
Variable Rate Obligations	15.9

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

7

SECTOR ALLOCATIONS

TAX-EXEMPT MONEY MARKET FUND[15]
As of August 31, 2017
Security Type	Percentage of Net Assets
Bond Anticipation Notes	1.6%
Commercial Paper	22.2
Revenue Bonds	1.3
Tax and Revenue Anticipation Notes	2.1
Variable Rate Obligations	74.5

[15]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

TAX-EXEMPT MONEY MARKET FUND[16]
As of August 31, 2016
Security Type	Percentage of Net Assets
Commercial Paper	8.7%
Put Bonds	0.5
Tax and Revenue Anticipation Notes	1.3
Variable Rate Obligations	89.5

[16]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

8

PORTFOLIO RESULTS

Index Definitions

The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index is a seven-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The Index is calculated and published by Bloomberg. The Index is overseen by SIFMA’s municipal swap index committee.

9

INVESTOR MONEY MARKET FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 19.8%
Albion Capital LLC
$2,000,000	1.245%	09/01/17	$2,000,000
3,000,000	1.318	09/26/17	2,997,313
Alpine Securitization Ltd.
1,000,000	1.370	10/25/17	997,990
2,000,000	1.381	12/08/17	1,992,650
Bank of China (Hong Kong)
1,300,000	1.585	09/19/17	1,298,993
CAFCO LLC
3,000,000	1.445	02/01/18	2,982,023
CHARTA LLC
2,000,000	1.445	02/02/18	1,987,937
CRC Funding LLC
3,000,000	1.466	01/10/18	2,984,389
DBS Bank Ltd.
3,500,000	1.319	09/19/17	3,497,743
First Abu Dhabi Bank
7,000,000	1.276	09/06/17	6,998,784
Kells Funding LLC
1,500,000	1.329	10/30/17	1,496,804
2,000,000	1.330	11/01/17	1,995,594
LMA-Americas LLC
6,000,000	1.101	09/01/17	6,000,000
Matchpoint Finance PLC
5,000,000	1.204	09/01/17	5,000,000
3,000,000	1.381	10/02/17	2,996,513
Nieuw Amsterdam Receivables Corp.
2,000,000	1.398	01/17/18	1,989,343
Northwestern Memorial Healthcare
6,333,000	1.297	10/18/17	6,322,499
Societe Generale
1,500,000	1.475	01/31/18	1,490,880
The State of the Netherlands
5,000,000	1.214	09/01/17	5,000,000
Westpac Securities NZ, Ltd.
3,000,000	1.228	09/05/17	2,999,600

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$63,029,055

Certificate of Deposit – 1.6%
State Street Bank and Trust Co.
$5,000,000	1.300%	10/23/17	$5,000,000

Certificates of Deposit-Yankeedollar – 9.0%
Banco Del Estado De Chile
$2,000,000	1.310%	10/06/17	$2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
5,000,000	1.520	10/30/17	5,001,087
Citibank N.A.
3,000,000	1.420	12/14/17	3,000,000
Cooperative Rabobank UA
500,000	1.400	09/20/17	500,000
DZ Bank AG
2,000,000	1.400	02/28/18	2,000,000

Certificates of Deposit-Yankeedollar – (continued)
National Bank of Kuwait
4,000,000	1.500	10/03/17	4,000,000
4,000,000	1.500	10/13/17	4,000,000
Sumitomo Mitsui Trust Bank Ltd.
5,000,000	1.180	09/05/17	5,000,000
Toronto-Dominion Bank (The)
3,000,000	1.600	08/22/18	3,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR			$28,501,087

Fixed Rate Municipal Debt Obligations – 4.1%
Bank of America N.A.
$2,000,000	1.650%	03/26/18	$2,001,885
Bank of Montreal
2,000,000	1.450	04/09/18	1,999,737
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
2,000,000	1.450 (a)	09/08/17	2,000,004
Cooperatieve Rabobank U.A.
2,500,000	1.700	03/19/18	2,502,402
Royal Bank of Canada
1,500,000	1.500	01/16/18	1,500,860
Swedbank AB
1,500,000	2.125 (a)	09/29/17	1,500,861
Wells Fargo Bank N.A.
1,400,000	1.650	01/22/18	1,400,625

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS			$12,906,374

Variable Rate Municipal Debt Obligations(b) – 6.6%
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(a)
$4,000,000	1.260%	09/01/17	$4,000,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(a)
4,000,000	1.260	09/01/17	4,000,000
City of Charlotte, North Carolina VRDN RB for Uptown Revitalization Project Series 2004 (Wells Fargo Bank N.A., SPA)
1,440,000	1.180	09/07/17	1,440,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
3,185,000	1.240	09/07/17	3,185,000
Providence St Joseph Health Obligated Group (Bank of Toyoko- Mitsubishi UFJ, LOC)
5,000,000	1.220	09/07/17	5,000,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
3,500,000	1.180	09/07/17	3,500,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$21,125,000

10	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Obligations(c) – 37.2%
Abbey National Treasury Services PLC (1 Mo. LIBOR + 0.18%)
$3,000,000	1.411%		12/04/17	$3,000,000
ASB Finance Ltd./London (1 Mo. LIBOR + 0.38%)
815,000	1.609	(a)	11/09/17	815,251
Australia & New Zealand Banking Group Ltd. (1 Mo. LIBOR + 0.09%)
2,000,000	1.318	(a)	01/18/18	1,999,927
Australia & New Zealand Banking Group Ltd. (1 Mo. LIBOR + 0.14%)
1,400,000	1.369	(a)	09/12/17	1,399,987
Banco Del Estado De Chile (1 Mo. LIBOR + 0.22%)
2,500,000	1.451		10/20/17	2,500,000
Bank of Montreal (1 Mo. LIBOR + 0.19%)
4,000,000	1.421		05/04/18	4,000,000
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.23%)
5,000,000	1.458		09/17/18	5,000,000
Bedford Row Funding Corp. (1 Mo. LIBOR + 0.22%)
3,000,000	1.454	(a)	08/22/18	3,000,000
BNZ International Funding Ltd. (3 Mo. LIBOR + 0.49%)
1,900,000	1.791	(a)	10/04/17	1,900,000
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.23%)
3,000,000	1.466		09/21/18	3,000,000
Canadian Imperial Bank of Commerce (3 Mo. LIBOR + 0.43%)
3,000,000	1.734		10/13/17	3,000,000
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.42%)
500,000	1.649		11/09/17	500,192
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.60%)(a)
1,000,000	1.828		01/17/18	1,000,000
1,000,000	1.836		01/24/18	1,000,000
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.18%)
1,500,000	1.483	(a)	07/06/18	1,500,000
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.18%)
3,000,000	1.414	(a)	08/23/18	3,000,000
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.37%)
3,000,000	1.606	(a)	02/23/18	3,000,000
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.11%)
2,000,000	1.427	(a)	04/27/18	2,000,000
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.34%)
1,000,000	1.559	(a)	12/01/17	1,000,497
Credit Suisse AG (1 Mo. LIBOR + 0.21%)
2,800,000	1.439		01/08/18	2,800,000
Dexia Credit Local (1 Mo. LIBOR + 0.35%)
1,500,000	1.581		12/20/17	1,500,000
Dexia Credit Local (1 Mo. LIBOR + 0.38%)
3,000,000	1.611		12/07/17	3,000,000
Dexia Credit Local (1 Mo. LIBOR + 0.41%)
2,500,000	1.645		11/22/17	2,500,000
DZ Bank AG (1 Mo. LIBOR + 0.18%)
2,400,000	1.409	(a)	09/08/17	2,400,021
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.06%)
2,000,000	1.294	(a)	09/25/17	2,000,000
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.19%)
2,000,000	1.418	(a)	09/18/17	2,000,000

Variable Rate Obligations(c) – (continued)
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.22%)
$7,000,000	1.451	%(a)	09/07/17	$7,000,000
HSBC Bank PLC (1 Mo. LIBOR + 0.46%)
1,500,000	1.692	(a)	11/01/17	1,500,000
Industrial & Commercial Bank of China Ltd./New York (3 Mo. LIBOR + 1.19%)
1,750,000	2.499		11/13/17	1,752,489
J.P. Morgan Securities LLC (1 Mo. LIBOR + 0.25%)
3,000,000	1.482	(a)	09/01/17	3,000,000
Mizuho Bank Ltd. (1 Mo. LIBOR + 0.40%)
2,000,000	1.632		09/01/17	2,000,000
National Australia Bank Ltd. (1 Mo. LIBOR + 0.30%)
2,000,000	1.532	(a)	04/03/18	2,000,000
Nordea Bank AB (3 Mo. LIBOR + 0.50%)
650,000	1.723		09/06/17	650,000
Norinchukin Bank (The) (1 Mo. LIBOR + 0.23%)
2,000,000	1.464		10/27/17	2,000,000
Oversea-Chinese Banking Corp., Ltd. (1 Mo. LIBOR + 0.20%)
2,000,000	1.429	(a)	09/11/17	1,999,985
Oversea-Chinese Banking Corp., Ltd. (1 Mo. LIBOR + 0.21%)
2,000,000	1.439		09/14/17	2,000,035
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.18%)
2,000,000	1.479	(a)	04/03/18	2,000,000
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.33%)
1,300,000	1.645	(a)	11/15/17	1,300,000
Royal Bank of Canada (3 Mo. LIBOR + 0.13%)
1,000,000	1.358		06/12/18	1,000,000
Royal Bank of Canada (3 Mo. LIBOR + 0.41%)
1,500,000	1.711		10/05/17	1,499,998
Standard Chartered Bank (1 Mo. LIBOR + 0.21%)
2,000,000	1.441		04/19/18	2,000,000
Standard Chartered Bank (1 Mo. LIBOR + 0.44%)
3,000,000	1.668		12/18/17	3,000,000
Standard Chartered Bank (3 Mo. LIBOR + 0.46%)
250,000	1.764		10/12/17	250,000
Standard Chartered Bank (3 Mo. LIBOR + 0.72%)
300,000	2.000		09/20/17	300,000
Sumitomo Mitsui Banking Corp. (1 Mo. LIBOR + 0.18%)
3,000,000	1.414		03/02/18	3,000,000
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.30%)
1,500,000	1.534		09/25/17	1,500,000
Svenska Handelsbanken AB (1 Mo. LIBOR + 0.14%)
2,500,000	1.371		04/06/18	2,500,000
Swedbank AB (1 Mo. LIBOR + 0.10%)
3,000,000	1.336		04/18/18	3,000,000
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.44%)
3,000,000	1.672		11/02/17	3,000,000
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.19%)
2,000,000	1.421		06/11/18	2,000,000
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.32%)
1,500,000	1.637		01/26/18	1,500,000
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.48%)
500,000	1.769		09/22/17	500,000
Westpac Banking Corp. (1 Mo. LIBOR + 0.15%)
3,000,000	1.379	(a)	07/13/18	3,000,000

The accompanying notes are an integral part of these financial statements.	11

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Obligations(c) – (continued)
Westpac Securities NZ, Ltd. (1 Mo. LIBOR + 0.15%)
$4,000,000	1.381	%(a)	02/20/18	$4,000,012

TOTAL VARIABLE RATE OBLIGATIONS				$118,068,394

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$248,629,910

Repurchase Agreements(d) – 22.2%
BNP Paribas (OBFR + 0.20%)
$5,000,000	1.360	%(c)	09/07/17	$5,000,000
Maturity Value: $5,032,867
Settlement Date: 03/24/17

Collateralized by a mortgage-backed obligation, 5.634%, due
01/25/24, various corporate security issuers, 3.875% to 7.500%, due 07/16/20 to 11/24/43 and a sovereign debt security issuer,
10.125%, due 05/15/27. The aggregate market value of the
collateral, including accrued interest, was $5,481,641.

Joint Repurchase Agreement Account III
64,400,000	1.076		09/01/17	64,400,000
Maturity Value: $64,401,924

Mizuho Securities USA LLC (3 Mo. LIBOR + 0.95%)
1,000,000	2.262	(c)(e)	11/29/17	1,000,000
Maturity Value: $1,013,320
Settlement Date: 05/08/17
Collateralized by various corporate security issuers, 1.407% to 12.000%, due 05/03/18 to 05/15/35. The aggregate market value of the collateral, including accrued interest, was $1,061,387.

TOTAL REPURCHASE AGREEMENTS				$70,400,000

TOTAL INVESTMENTS – 100.5%				$319,029,910

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(1,417,854)

NET ASSETS – 100.0%				$317,612,056

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At August 31, 2017, these securities amounted to $65,316,545 or approximately 20.6% of net assets.
(b)	Rate shown is that which is in effect on August 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2017.
(d)	Unless noted, all repurchase agreements were entered into on August 31, 2017. Additional information on Joint Repurchase Agreement Account III appears on page 20.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2017, this security amounted to $1,000,000 or approximately 0.3% of net assets, and is unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

12	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 101.7%
Alabama – 4.1%
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2014 C(a)
$10,000,000	0.930%	09/01/17	$10,000,000
Huntsville Health Care Authority CP Series 2017
17,300,000	0.870	10/23/17	17,300,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2007 C RMKT(a)
11,500,000	1.000	09/07/17	11,500,000

			38,800,000

Alaska – 2.5%
Alaska Housing Finance Corp. VRDN RB Refunding for Governmental Purpose Series 2001 B RMKT(a)
11,640,000	0.750	09/07/17	11,640,000
Alaska Housing Finance Corp. VRDN RB State Capital Project Series 2002 C RMKT(a)
10,365,000	0.800	09/07/17	10,365,000
City of Valdez Marine Terminal VRDN RB Refunding for Exxon Pipeline Co. Project Series 1985(a)
1,000,000	0.820	09/01/17	1,000,000

			23,005,000

Arizona – 0.2%
Arizona Health Facilities Authority VRDN RB Refunding for Banner Health Series 2008 G (Wells Fargo Bank N.A., LOC)(a)
2,165,000	0.800	09/07/17	2,165,000

California – 5.7%
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2017 04-I
5,800,000	0.940	09/05/17	5,800,000
3,350,000	0.940	10/17/17	3,350,000
16,090,000	0.960	10/18/17	16,090,000
City of Santa Clara Electric VRDN RB Refunding Series 2008 Subseries B RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)(a)
2,900,000	0.760	09/07/17	2,900,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)(a)
835,000	0.770	09/07/17	835,000
San Diego County Regional Transportation Commission VRDN RB Refunding for Limited Tax Series 2008 A (JPMorgan Chase Bank N.A., SPA)(a)
8,450,000	0.750	09/07/17	8,450,000
San Diego County Regional Transportation Commission VRDN RB Refunding for Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)(a)
200,000	0.770	09/07/17	200,000
Santa Clara County Financing Authority VRDN RB Refunding for Multiple Facilities Projects Series 2008 M (Bank of America N.A., LOC)(a)
3,000,000	0.790	09/07/17	3,000,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 B RMKT (Sumitomo Mitsui Banking Corp., SPA)(a)
2,900,000	0.760	09/07/17	2,900,000

Municipal Debt Obligations – (continued)
California – (continued)
The Regents of the University of California Medical Center Pooled VRDN RB Series 2013 K(a)
4,750,000	0.750	09/07/17	4,750,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-2(a)
5,425,000	0.800	09/07/17	5,425,000

			53,700,000

Colorado – 3.2%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Improvement Series 2005 A RMKT (Mizuho Bank, Ltd., SPA)(a)
2,375,000	0.830	09/07/17	2,375,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Improvement Series 2006 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
1,400,000	0.830	09/07/17	1,400,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)(a)
3,250,000	0.830	09/07/17	3,250,000
City of Colorado Springs Utilities System VRDN RB Series 2010 C (JPMorgan Chase Bank N.A., SPA)(a)
245,000	0.800	09/07/17	245,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 B (Wells Fargo Bank N.A., LIQ)(a)
400,000	0.810	09/07/17	400,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 D (Wells Fargo Bank N.A., LIQ)(a)
11,200,000	0.770	09/07/17	11,200,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Adjustable Series 2001 AA-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
2,150,000	0.780	09/07/17	2,150,000
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-1(a)
6,000,000	0.800	09/07/17	6,000,000
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-2(a)
3,450,000	0.800	09/07/17	3,450,000

			30,470,000

Connecticut – 5.0%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2011 Subseries E-3 (Bank of Tokyo-Mitsubishi UFJ, SPA)(a)
16,830,000	0.760	09/07/17	16,830,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)(a)
1,645,000	0.760	09/07/17	1,645,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2014 Subseries C-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)(a)
5,500,000	0.780	09/07/17	5,500,000

The accompanying notes are an integral part of these financial statements.	13

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Connecticut – (continued)
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2017 Subseries A-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
$175,000	0.810%	09/07/17	$175,000
State of Connecticut GO VRDN Refunding SIFMA Index Series 2015 D (SIFMA + 0.75%)
20,740,000	1.540	06/15/18	20,821,539
State of Connecticut GO VRDN SIFMA Index Series 2013 A (SIFMA + 0.42%)
1,850,000	1.210	03/01/18	1,851,645

			46,823,184

Delaware – 0.2%
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2010 B(a)
2,050,000	0.800	09/07/17	2,050,000

District of Columbia – 2.4%
District of Columbia Income Tax Secured VRDN RB Refunding SIFMA Series 2014 B (SIFMA + 0.30%)
15,300,000	1.090	12/01/17	15,302,641
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-1 (TD Bank N.A., SPA)(a)
200,000	0.800	09/07/17	200,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2009 Subseries D-1 RMKT (TD Bank N.A., LOC)(a)
1,800,000	0.800	09/07/17	1,800,000
Metropolitan Washington Airports Authority CP for Dulles Toll Road Senior Second Lien Series 2017 1 (JPMorgan Chase Bank N.A., LOC)
5,000,000	0.900	11/20/17	5,000,000

			22,302,641

Florida – 3.4%
City of Gainesville Utilities System VRDN RB Refunding Series 2007 A (State Street Bank & Trust Co., SPA)(a)
155,000	0.800	09/07/17	155,000
City of Gainesville Utilities System VRDN RB Refunding Series 2012 B RMKT (Citibank N.A., SPA)(a)
1,375,000	0.800	09/07/17	1,375,000
Jacksonville Electric Authority Electric System VRDN RB Series Three 2008 A RMKT (Royal Bank of Canada, SPA)(a)
5,370,000	0.790	09/07/17	5,370,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 RMKT (State Street Bank & Trust Co., SPA)(a)
2,990,000	0.800	09/07/17	2,990,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)(a)
13,025,000	0.790	09/07/17	13,025,000
Pinellas County Health Facilities Authority VRDN RB Refunding for Baycare Health System Series 2009 A1 (U.S. Bank N.A. LOC)(a)
9,200,000	0.860	09/01/17	9,200,000

			32,115,000

Municipal Debt Obligations – (continued)
Georgia – 0.4%
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-1(a)
$3,550,000	0.760	09/07/17	3,550,000

Illinois – 1.6%
Illinois Development Finance Authority VRDN RB for Evanston Northwestern Healthcare Corp. Series 2001 B RMKT Convertible (JPMorgan Chase Bank N.A., SPA)(a)
1,000,000	0.840	09/01/17	1,000,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries B RMKT(a)
5,000,000	0.760	09/07/17	5,000,000
Illinois Finance Authority VRDN RB Refunding for Advocate Health Care Network Series 2008 Subseries C-2B (JPMorgan Chase Bank N.A., SPA)(a)
850,000	0.800	09/07/17	850,000
Illinois Finance Authority VRDN RB Refunding for University of Chicago Series 2004 C(a)
7,000,000	0.800	09/07/17	7,000,000
Illinois Toll Highway Authority VRDN RB Senior Priority Series 2007 A-1B RMKT (Bank of America N.A., LOC)(a)
800,000	0.820	09/07/17	800,000
Illinois Toll Highway Authority VRDN RB Senior Priority Series 2007 A-2C RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)(a)
800,000	0.820	09/07/17	800,000

			15,450,000

Indiana – 0.8%
Indiana Health Facilities Financing Authority VRDN RB Refunding for Ascension Health Services Series 2003 E-6 RMKT(a)
5,150,000	0.780	09/07/17	5,150,000
Purdue University VRDN RB for Student Facilities System Series 2004 A(a)
900,000	0.720	09/07/17	900,000
Purdue University VRDN RB for Student Facilities System Series 2005 A(a)
290,000	0.740	09/07/17	290,000
Purdue University VRDN RB for Student Facilities System Series 2007 C(a)
700,000	0.740	09/07/17	700,000

			7,040,000

Louisiana – 0.1%
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Series 2011 RMKT(a)
468,000	0.820	09/01/17	468,000

Maryland – 2.0%
County of Montgomery CP BANS Series 2017 10-A (PNC Bank N.A., LIQ)
13,950,000	0.910	10/03/17	13,950,000
Maryland Health & Higher Educational Facilities Authority CP Series 2017 B
4,900,000	0.920	10/05/17	4,900,000

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Maryland – (continued)
Washington Suburban Sanitary District GO VRDN BANS Series 2013 A (TD Bank N.A., SPA)(a)
$300,000	0.780%	09/07/17	$300,000

			19,150,000

Massachusetts – 3.6%
Massachusetts Department of Transportation Metropolitan Highway System VRDN RB Refunding for Contract Assistance Series 2010 A-3 RMKT (Landesbank Hessen- Thueringen Gironzentrale, LOC)(a)
785,000	0.780	09/07/17	785,000
Massachusetts Department of Transportation Metropolitan Highway System VRDN RB Refunding for Contract Assistance Series 2010 A-6 RMKT (Sumitomo Mitsui Banking Corp., SPA)(a)
4,750,000	0.780	09/07/17	4,750,000
Massachusetts Health & Educational Facilities Authority CP Series 2017 H-1
18,950,000	0.920	09/05/17	18,950,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y(a)
6,300,000	0.750	09/07/17	6,300,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Wells Fargo Bank N.A., SPA)(a)
2,050,000	0.830	09/01/17	2,050,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)(a)
940,000	0.800	09/07/17	940,000

			33,775,000

Michigan – 1.8%
Michigan State University VRDN RB General Series 2000 A (Northern Trust Co., SPA)(a)
300,000	0.790	09/07/17	300,000
Regents of the University of Michigan VRDN RB Refunding Series 2012 D-2(a)
12,740,000	0.730	09/07/17	12,740,000
University of Michigan CP Series 2017
2,400,000	0.860	09/13/17	2,400,000
University of Michigan CP Series 2017 K-1
1,160,000	0.890	11/01/17	1,160,000

			16,600,000

Minnesota – 3.6%
County of Hennepin GO VRDN Series 2017 B (U.S. Bank N.A., SPA)(a)
6,735,000	0.770	09/07/17	6,735,000
Minnesota Higher Education Facilities Authority VRDN RB Refunding for Carleton College Series 2005 Six D RMKT (JPMorgan Chase Bank N.A., SPA)(a)
3,545,000	0.790	09/07/17	3,545,000
Rochester Health Care Facilities CP Series 2017
19,700,000	0.870	09/06/17	19,700,000

Municipal Debt Obligations – (continued)
Minnesota – (continued)
Rochester Health Care Facilities VRDN RB Refunding for Mayo Clinic Series 2008 A(a)
4,200,000	0.760	09/07/17	4,200,000

			34,180,000

Mississippi – 2.0%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B RMKT (GTY AGMT - Chevron Corp.)(a)
1,160,000	0.840	09/01/17	1,160,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 B (GTY AGMT - Chevron Corp.)(a)
6,500,000	0.840	09/01/17	6,500,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 D (GTY AGMT - Chevron Corp.)(a)
600,000	0.790	09/07/17	600,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 F (GTY AGMT - Chevron Corp.)(a)
1,180,000	0.780	09/07/17	1,180,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 K (GTY AGMT - Chevron Corp.)(a)
2,600,000	0.840	09/01/17	2,600,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 C (GTY AGMT - Chevron Corp.)(a)
2,640,000	0.820	09/01/17	2,640,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 E (GTY AGMT - Chevron Corp.)(a)
3,600,000	0.830	09/01/17	3,600,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 F (GTY AGMT - Chevron Corp.)(a)
200,000	0.830	09/01/17	200,000

			18,480,000

Missouri – 5.4%
Curators University of Missouri CP Series 2017 A
16,100,000	0.940	10/04/17	16,100,000
Missouri Development Finance Board Cultural Facilities VRDN RB for Kauffman Center Performing Arts Series 2007 A RMKT (Northern Trust Co., SPA)(a)
5,000,000	0.840	09/01/17	5,000,000
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Senior Credit Group Series 2008 C-5 RMKT(a)
900,000	0.760	09/07/17	900,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for Ascension Health Credit Group Series 2003 C-2 RMKT(a)
7,650,000	0.760	09/07/17	7,650,000

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Missouri – (continued)
Missouri Health & Educational Facilities Authority VRDN RB Refunding for Ascension Health Credit Group Series 2003 C-3 RMKT(a)
$11,000,000	0.790%	09/07/17	$11,000,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2005 B RMKT(a)
10,000,000	0.810	09/07/17	10,000,000

			50,650,000

Multi-State – 4.7%
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)(a)
20,360,000	0.810	09/07/17	20,360,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ) (SIFMA + 0.04%)
13,550,000	0.830	09/07/17	13,550,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2015-M033 Class A (FHLMC, LIQ) (SIFMA + 0.04%)
10,400,000	0.830	09/07/17	10,400,000

			44,310,000

New Jersey – 1.6%
County of Bergen GO BANS Refunding Series 2016 B
14,850,000	2.000	12/14/17	14,889,774

New York – 14.8%
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Refunding Series 2008 A-1 RMKT (TD Bank N.A., LOC)(a)
14,900,000	0.830	09/01/17	14,900,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-3 (Citibank N.A., LOC)(a)
200,000	0.760	09/07/17	200,000
New York City GO VRDN Refunding Series 2008 Subseries J-5 (Bank of America N.A., SPA)(a)
1,500,000	0.840	09/01/17	1,500,000
New York City GO VRDN Series 2008 Subseries L-3 (Bank of America N.A., LOC) (Bank of America N.A., SPA)(a)
300,000	0.840	09/01/17	300,000
New York City GO VRDN Series 2013 Subseries F-3 (Bank of America N.A., LIQ)(a)
1,600,000	0.840	09/01/17	1,600,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for Elliot Chelsea Development Series 2010 A RMKT (FHLMC, LIQ)(a)
800,000	0.820	09/07/17	800,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2001 Subseries F-1 (Mizuho Bank, Ltd., SPA)(a)
3,700,000	0.860	09/01/17	3,700,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-3 (Bank of America N.A., SPA)(a)
6,700,000	0.840	09/01/17	6,700,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2014 Subseries AA-6 (Mizuho Bank, Ltd., SPA)(a)
2,000,000	0.850	09/01/17	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-1 (Bank of America N.A., SPA)(a)
5,200,000	0.840	09/01/17	5,200,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-2 (PNC Bank N.A., SPA)(a)
2,000,000	0.830	09/01/17	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2011 Subseries A-2 (Mizuho Corporate Bank, SPA)(a)
6,000,000	0.810	09/01/17	6,000,000
New York City Transitional Finance Authority RB Refunding for Future Tax Secured Series 2012 B
12,145,000	5.000	11/01/17	12,227,996
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT(a)
11,900,000	0.750	09/07/17	11,900,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT(a)
7,450,000	0.750	09/07/17	7,450,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)(a)
6,675,000	0.750	09/07/17	6,675,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 B RMKT (Bank of NY Mellon, SPA)(a)
590,000	0.790	09/07/17	590,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ) (FNMA, LOC)(a)
9,000,000	0.870	09/07/17	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ) (FNMA, LOC)(a)
5,100,000	0.800	09/07/17	5,100,000
New York State Housing Finance Agency VRDN RB for 42nd & 10th Housing Series 2010 A RMKT (FHLMC, LIQ) (FHLMC, LOC)(a)
5,750,000	0.770	09/07/17	5,750,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ) (FNMA, LOC)(a)
12,300,000	0.800	09/07/17	12,300,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2003 4V RMKT (Bank of America N.A., SPA)(a)
4,000,000	0.800	09/07/17	4,000,000

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
New York – (continued)
New York State Power Authority CP Series 2017-1 (JPMorgan Chase Bank N.A., TD Bank N.A., State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
$8,250,000	0.910%	10/03/17	$8,250,000
New York State Power Authority CP Series 2017-2
3,000,000	0.990	10/12/17	3,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 C RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)(a)
5,865,000	0.800	09/07/17	5,865,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)(a)
1,400,000	0.860	09/01/17	1,400,000

			138,407,996

North Carolina – 4.2%
County of Union Enterprise System VRDN RB Series 2009 RMKT (U.S. Bank N.A., LOC)(a)
15,785,000	0.780	09/07/17	15,785,000
North Carolina Capital Facilities Finance Agency Educational Facilities VRDN RB Refunding for Wake Forest University Series 2004 A(a)
16,350,000	0.790	09/07/17	16,350,000
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2001 A RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)(a)
3,400,000	0.810	09/01/17	3,400,000
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2003 A (Bank of America N.A., SPA)(a)
1,800,000	0.790	09/07/17	1,800,000
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
2,000,000	0.810	09/01/17	2,000,000

			39,335,000

Ohio – 5.0%
Allen County Hospital Facilities VRDN RB for Catholic Health Partners Series 2012 B(a)
10,000,000	0.800	09/07/17	10,000,000
City of Columbus GO VRDN for Sanitation Sewer System Series 2006-1(a)
4,535,000	0.750	09/07/17	4,535,000
City of Columbus Sewerage System VRDN RB Refunding Series 2008 B(a)
1,760,000	0.750	09/07/17	1,760,000
Ohio Higher Educational Facility Commission CP Series 2017 B-5
12,000,000	0.900	10/19/17	12,000,000
Ohio State University VRDN RB Refunding Series 2010 E(a)
7,500,000	0.760	09/07/17	7,500,000
Ohio State University VRDN RB Series 2001(a)
300,000	0.760	09/07/17	300,000
Ohio Water Development Authority VRDN RB for Water Pollution Control Loan Fund Series 2016 A (BMO Harris Bank, N.A., LIQ)(a)
8,350,000	0.800	09/07/17	8,350,000

Municipal Debt Obligations – (continued)
Ohio – (continued)
State of Ohio GO VRDN for Common Schools Series 2003 D RMKT(a)
2,800,000	0.780	09/07/17	2,800,000

			47,245,000

Oklahoma – 0.1%
Oklahoma Turnpike Authority VRDN RB Refunding for Second Senior Bonds Series 2006 B RMKT (Royal Bank of Canada, SPA)(a)
765,000	0.820	09/01/17	765,000

Pennsylvania – 1.5%
Pennsylvania State Turnpike Commission VRDN RB Refunding Series 2016 A-2 (1 Mo. LIBOR × 0.7 + 0.60%)
13,500,000	1.462	12/01/17	13,502,747
Philadelphia Hospitals & Higher Education Facilities Authority VRDN RB Refunding for Children’s Hospital of Philadelphia Project Series 2005 A RMKT (Wells Fargo Bank N.A., SPA)(a)
565,000	0.820	09/01/17	565,000

			14,067,747

South Carolina – 0.7%
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
6,750,000	0.790	09/07/17	6,750,000

Texas – 14.9%
Board of Regents of the University of Texas System VRDN RB Refunding for Financing System Series 2007 B(a)
3,000,000	0.740	09/07/17	3,000,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)(a)
19,400,000	0.810	09/07/17	19,400,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 B (JPMorgan Chase Bank N.A., LOC)(a)
1,300,000	0.810	09/07/17	1,300,000
City of EL Paso Waterworks & Sewer System CP Series 2017 A (Bank of America N.A., LIQ)
5,200,000	0.910	10/02/17	5,200,000
City of San Antonio Electric & Gas Systems CP Series 2017 B (State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
18,600,000	0.990	09/13/17	18,600,000
19,300,000	0.890	10/11/17	19,300,000
Gulf Coast, Texas IDA VRDN RB for ExxonMobil Project Series 2012(a)
12,000,000	0.850	09/01/17	12,000,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Memorial Hermann Health System Series 2014 C(a)
900,000	0.750	09/07/17	900,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Memorial Hermann Health System Series 2016 C(a)
950,000	0.750	09/07/17	950,000

The accompanying notes are an integral part of these financial statements.	17

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 Subseries C-1 RMKT(a)
$5,900,000	0.880%	09/01/17	$5,900,000
Harris County Industrial Development Corp. VRDN PCRB for Exxon Project Series 1984(a)
2,200,000	0.820	09/01/17	2,200,000
State of Texas GO VRDN for Veterans Bonds Series 2015 B (Mizuho Bank, Ltd., SPA)(a)
390,000	0.800	09/07/17	390,000
State of Texas GO VRDN for Veterans Bonds Series 2016 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
1,400,000	0.800	09/07/17	1,400,000
State of Texas GO VRDN for Veterans Bonds Series 2017 (Sumitomo Mitsui Banking Corp., SPA)(a)
5,000,000	0.800	09/07/17	5,000,000
State of Texas TRANS Series 2017(b)
19,400,000	4.000	08/30/18	19,990,730
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A(a)
6,250,000	0.750	09/07/17	6,250,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 B(a)
7,760,000	0.750	09/07/17	7,760,000
University of Texas CP Series 2017
9,600,000	0.930	10/03/17	9,600,000
University of Texas System VRDN RB Refunding Series 2008-B (University of Texas Investment Management Co., LIQ)(a)
350,000	0.750	09/07/17	350,000

			139,490,730

Utah – 0.0%
Weber County Hospital VRDN RB for IHC Health Services, Inc. Series 2000 B (U.S. Bank N.A. SPA)(a)
200,000	0.760	09/07/17	200,000

Virginia – 2.2%
City of Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 B(a)
13,710,000	0.760	09/07/17	13,710,000
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 A RMKT (Northern Trust Co., LOC)(a)
200,000	0.820	09/07/17	200,000
Fairfax County IDA VRDN RB for Inova Health System Series 2000 (Branch Banking & Trust, SPA)(a)
5,900,000	0.780	09/07/17	5,900,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2016 C(a)
625,000	0.770	09/07/17	625,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 E(a)
450,000	0.780	09/07/17	450,000

			20,885,000

Municipal Debt Obligations – (continued)
Washington – 3.4%
County of King Multi-Modal Limited Tax GO VRDN Series 2010 B (State Street Bank & Trust Co., SPA)(a)
230,000	0.780	09/07/17	230,000
County of King Sewer Revenue VRDN RB Junior Lien Series 2001 A RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)(a)
6,650,000	0.780	09/07/17	6,650,000
University of Washington CP Series 2017 A
7,300,000	0.900	02/20/18	7,300,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)(a)
12,960,000	0.810	09/07/17	12,960,000
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)(a)
4,800,000	0.840	09/07/17	4,800,000

			31,940,000

Wyoming – 0.6%
Sublette County VRDN PCRB Refunding for ExxonMobil Project Series 2014(a)
1,000,000	0.820	09/01/17	999,960
Unita County VRDN PCRB Refunding for Chevron USA, Inc. Project Series 1993 (GTY AGMT - Chevron Corp.)(a)
4,500,000	0.820	09/01/17	4,500,000

			5,499,960

TOTAL INVESTMENTS – 101.7%			$954,560,032

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%			(15,940,993)

NET ASSETS – 100.0%			$938,619,039

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Rate shown is that which is in effect on August 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

18	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Investment Abbreviations:
BANS	—Bond Anticipation Notes
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIBOR	—London Interbank Offered Rate
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SIFMA	—Securities Industry and Financial Markets Association
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Schedule of Investments

August 31, 2017

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2017, Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of September 1, 2017, as follows:

Principal Amount	Maturity Value	Collateral Value
$64,400,000	$64,401,924	$66,178,211

REPURCHASE AGREEMENTS — At August 31, 2017, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	1.070%	$5,593,746
Bank of America, N.A.	1.080	3,995,533
Bank of Nova Scotia (The)	1.080	17,580,345
BNP Paribas	1.080	6,073,210
Citigroup Global Markets, Inc.	1.080	5,186,202
TD Securities (USA), LLC	1.090	1,997,766
Wells Fargo Securities, LLC	1.070	23,973,198
TOTAL		$64,400,000

At August 31, 2017, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	1.550 to 3.330%	04/13/20 to 02/01/33
Federal Home Loan Bank	0.625 to 1.560	10/26/17 to 07/03/19
Federal Home Loan Mortgage Corp.	0.800 to 9.500	12/28/17 to 09/01/47
Federal Home Loan Mortgage Corp. Stripped Security	0.000	03/15/30
Federal National Mortgage Association	0.875 to 7.500	11/24/17 to 09/01/47
Federal National Mortgage Association Stripped Security	0.000	11/15/30
Government National Mortgage Association	2.250 to 11.000	09/15/17 to 08/20/47
U.S. Treasury Bills	0.000	09/14/17 to 11/02/17
U.S. Treasury Bonds	2.255 to 7.625	11/15/22 to 08/15/47
U.S. Treasury Inflation-Indexed Bonds	1.750 to 2.125	01/15/28 to 02/15/40
U.S. Treasury Inflation-Indexed Notes	0.375 to 0.625	01/15/24 to 07/15/27
U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/20 to 05/15/43
U.S. Treasury Notes	0.750 to 2.625	08/31/18 to 08/15/25
U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/29 to 02/15/46

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

August 31, 2017

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
Investments based on amortized cost	$248,629,910	$954,560,032
Repurchase agreements based on amortized cost	70,400,000	—
Cash	144,398	2,221,047
Receivables:
Investments sold	—	6,505,351
Interest	313,829	1,233,735
Fund shares sold	672,012	107,951
Reimbursement from investment advisor	21,295	295
Other assets	252	1,603
Total assets	320,181,696	964,630,014

Liabilities:
Payables:
Investments purchased	—	19,990,730
Fund shares redeemed	2,232,890	5,137,142
Dividend distribution	121,563	435,065
Management fees	41,738	128,946
Distribution and Service fees and Transfer Agency fees	3,220	8,787
Accrued expenses	170,229	310,305
Total liabilities	2,569,640	26,010,975

Net Assets:
Paid-in capital	317,597,926	938,618,486
Undistributed (distributions in excess of) net investment income	13,291	(29)
Accumulated net realized gain	839	582
NET ASSETS	$317,612,056	$938,619,039
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:
Class I Shares	$216,442,602	$924,326,255
Select Shares	—	5,401,272
Preferred Shares	—	36,930
Capital Shares	—	1,004
Administration Shares	100,350,673	3,574,488
Premier Shares	—	1,003
Service Shares	50,220	840,784
Resource Shares	50,152	3,731,253
Cash Management Shares	91,368	54,292
Class A Shares	563,422	642,761
Class C Shares	63,619	8,997
Total Net Assets	$317,612,056	$938,619,039
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class I Shares	216,442,034	924,275,804
Select Shares	—	5,400,701
Preferred Shares	—	36,928
Capital Shares	—	1,004
Administration Shares	100,350,410	3,574,293
Premier Shares	—	1,003
Service Shares	50,219	840,738
Resource Shares	50,151	3,731,050
Cash Management Shares	91,368	54,289
Class A Shares	563,416	642,726
Class C Shares	63,619	8,996

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2017

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Investment income:
Interest income	$2,286,412	$7,175,503
Total investment income	2,286,412	7,175,503

Expenses:
Fund-Level Expenses:
Management fees	423,408	1,958,519
Registration fees	112,278	261,712
Professional fees	142,945	189,481
Custody, accounting and administrative services	51,243	120,181
Printing and mailing fees	131,600	109,013
Transfer Agency fees	20,654	95,538
Trustee fees	19,121	10,490
Amortization of offering costs	107,052	—
Other	42,359	51,116
Subtotal	1,050,660	2,796,050
Class Specific Expenses:
Service Share fees	250	48,495
Resource Share fees	250	25,652
Administration Share fees	152,961	11,085
Distribution fees — Resource Shares	75	7,696
Distribution and Service fees — Class A Shares	2,171	1,193
Select Share fees	—	350
Cash Management Share fees	369	159
Distribution fees — Cash Management Shares	222	96
Distribution fees — Class C Shares	388	68
Capital Share fees	—	53
Preferred Share fees	—	31
Class C Share fees	129	23
Premier Share fees	—	4
Total expenses	1,207,475	2,890,955
Less — expense reductions	(670,727)	(1,047,872)
Net expenses	536,748	1,843,083
NET INVESTMENT INCOME	$1,749,664	$5,332,420
Net realized gain from investment transactions	19,712	654
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,769,376	$5,333,074

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund		Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2017	For the Period Ended August 31, 2016*	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income	$1,749,664	$24,448	$5,332,420	$2,825,733
Net realized gain from investment transactions	19,712	50	654	724,670
Net increase in net assets resulting from operations	1,769,376	24,498	5,333,074	3,550,403

Distributions to shareholders:
From net investment income:
Class I Shares	(1,302,341)	(24,348)	(5,305,155)	(2,787,780)
Select Shares	—	—	(7,167)	(6,816)
Preferred Shares	—	(1)	(151)	(968)
Capital Shares	—	—	(105)	(19,299)
Administration Shares	(439,885)	(47)	(13,462)	(6,611)
Premier Shares	—	—	(4)	(4)
Service Shares(a)	(182)	(2)	(3,876)	(3,778)
Resource Shares(a)	(110)	—	(803)	(469)
Cash Management Shares(a)	(131)	(1)	(4)	(4)
Class A Shares(b)	(6,996)	(47)	(1,689)	(2)
Class C Shares(b)	(19)	(2)	(4)	(2)
From net realized gains:
Class I Shares	(14,540)	(36)	(567,168)	(198,426)
Select Shares	—	—	(1)	(7,632)
Preferred Shares	—	—	(12)	(206)
Capital Shares	—	—	(1)	(1,525)
Administration Shares	(4,239)	—	(2,773)	(4,514)
Premier Shares	—	—	(1)	—
Service Shares(a)	(5)	—	(560)	(2,046)
Resource Shares(a)	(5)	—	(3,473)	(320)
Cash Management Shares(a)	(6)	—	(10)	—
Class A Shares(b)	(87)	—	(388)	—
Class C Shares(b)	(5)	—	(5)	—
Total distributions to shareholders	(1,768,551)	(24,484)	(5,906,812)	(3,040,402)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	638,143,101	11,553,041	1,278,168,435	14,225,281,433
Reinvestment of distributions	847,042	23,657	679,285	1,741,174
Cost of shares redeemed	(332,357,615)	(598,009)	(1,805,926,440)	(18,128,302,933)
Net increase (decrease) in net assets resulting from share transactions	306,632,528	10,978,689	(527,078,720)	(3,901,280,326)
NET INCREASE (DECREASE)	306,633,353	10,978,703	(527,652,458)	(3,900,770,325)

Net assets:
Beginning of year or period	10,978,703	—	1,466,271,497	5,367,041,822
End of year or period	$317,612,056	$10,978,703	$938,619,039	$1,466,271,497
Undistributed (distributions in excess of) net investment income	$13,291	$647	$(29)	$(29)

*	Commenced operations on January 29, 2016.
(a)	Service Shares, Resource Shares and Cash Management Shares of the Investor Money Market Fund commenced operations on May 31, 2016.
(b)	Class A Shares and Class C Shares of the Investor Tax-Exempt Money Market Fund commenced operations on March 31, 2016.

The accompanying notes are an integral part of these financial statements.	23

INVESTOR MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized gain (loss)		Total from investment operations		From net investment income	From net realized gains		Total distributions(b)
FOR THE FISCAL YEAR ENDED AUGUST 31,
2017 - Class I Shares	$1.00	$0.009		$—	(d)	$0.009		$(0.009)	$—	(d)	$(0.009)
2017 - Administration Shares	1.00	0.007		(0.001)		0.006		(0.006)	—	(d)	(0.006)
2017 - Service Shares	1.00	0.004		—	(d)	0.004		(0.004)	—	(d)	(0.004)
2017 - Resource Shares	1.00	0.002		0.001		0.003		(0.003)	—	(d)	(0.003)
2017 - Cash Management Shares	1.00	0.002		(0.001)		0.001		(0.001)	—	(d)	(0.001)
2017 - Class A Shares	1.00	0.008		(0.002)		0.006		(0.006)	—	(d)	(0.006)
2017 - Class C Shares	1.00	—	(d)	0.001		0.001		(0.001)	—	(d)	(0.001)

FOR THE PERIOD ENDED AUGUST 31,*
2016 - Class I Shares	1.00	0.002		—	(d)	0.002		(0.002)	—	(d)	(0.002)
2016 - Administration Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2016 - Service Shares (Commenced operations on May 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Resource Shares (Commenced operations on May 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Cash Management Shares (Commenced operations on May 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Class A Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2016 - Class C Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Net asset value, end of period	Total return(c)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets

$1.00	0.87%	$216,443	0.18%		0.51%		0.90%
1.00	0.62	100,351	0.43		0.76		0.72
1.00	0.39	50	0.68		1.01		0.36
1.00	0.26	50	0.82		1.16		0.22
1.00	0.15	91	0.95		1.31		0.18
1.00	0.62	563	0.43		0.76		0.81
1.00	0.06	64	1.02		1.51		0.04

1.00	0.24	10,679	0.18	(e)	4.88	(e)	0.41	(e)
1.00	0.09	50	0.43	(e)	5.13	(e)	0.16	(e)
1.00	0.05	50	0.61	(e)	5.38	(e)	0.02	(e)
1.00	0.05	50	0.62	(e)	5.53	(e)	0.01	(e)
1.00	0.05	50	0.62	(e)	5.68	(e)	0.01	(e)
1.00	0.09	50	0.43	(e)	5.13	(e)	0.16	(e)
1.00	0.05	50	0.58	(e)	5.88	(e)	0.01	(e)

The accompanying notes are an integral part of these financial statements.	25

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Class I Shares	$1.00	$0.006		$0.001		$0.007		$(0.006)		$(0.001)		$(0.007)
2017 - Select Shares	1.00	0.006		—	(d)	0.006		(0.005)		(0.001)		(0.006)
2017 - Preferred Shares	1.00	0.005		0.001		0.006		(0.005)		(0.001)		(0.006)
2017 - Capital Shares	1.00	0.003		0.002		0.005		(0.004)		(0.001)		(0.005)
2017 - Administration Shares	1.00	0.003		0.001		0.004		(0.003)		(0.001)		(0.004)
2017 - Premier Shares	1.00	0.004		(0.001)		0.003		(0.002)		(0.001)		(0.003)
2017 - Service Shares	1.00	—	(d)	0.002		0.002		(0.001)		(0.001)		(0.002)
2017 - Resource Shares	1.00	—	(d)	0.001		0.001		—	(d)	(0.001)		(0.001)
2017 - Cash Management Shares	1.00	—	(d)	0.001		0.001		—	(d)	(0.001)		(0.001)
2017 - Class A Shares	1.00	0.004		—	(d)	0.004		(0.003)		(0.001)		(0.004)
2017 - Class C Shares	1.00	—	(d)	0.001		0.001		—	(d)	(0.001)		(0.001)
2016 - Class I Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Class A Shares (Commenced operations on March 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Class C Shares (Commenced operations on March 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Class I Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Class I Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Class I Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.

26	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Net asset value, end of year	Total return(c)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets

$1.00	0.63%	$924,326	0.18%		0.29%		0.57%
1.00	0.60	5,401	0.21		0.32		0.62
1.00	0.53	37	0.28		0.39		0.48
1.00	0.48	1	0.33		0.44		0.30
1.00	0.38	3,575	0.43		0.54		0.30
1.00	0.29	1	0.47		0.64		0.43
1.00	0.15	841	0.63		0.79		0.04
1.00	0.08	3,731	0.73		0.94		0.02
1.00	0.09	54	0.77		1.09		0.01
1.00	0.38	643	0.43		0.54		0.35
1.00	0.07	9	0.72		1.29		0.04
1.00	0.11	1,387,634	0.11		0.24		0.07
1.00	0.09	—	0.11		0.27		0.01
1.00	0.06	46	0.13		0.34		0.03
1.00	0.04	886	0.19		0.39		0.04
1.00	0.01	13,041	0.18		0.49		0.01
1.00	0.01	1	0.12		0.59		0.37
1.00	0.01	58,173	0.21		0.74		0.01
1.00	0.01	6,469	0.20		0.89		0.01
1.00	0.01	1	0.12		1.04		0.37
1.00	0.01	10	0.30	(e)	0.49	(e)	0.04	(e)
1.00	0.01	10	0.31	(e)	1.24	(e)	0.04	(e)
1.00	0.01	4,955,885	0.08		0.23		0.01
1.00	0.01	193,506	0.08		0.26		0.01
1.00	0.01	6,914	0.08		0.33		0.01
1.00	0.01	22,788	0.08		0.38		0.01
1.00	0.01	107,676	0.08		0.48		0.01
1.00	0.01	1	0.08		0.58		0.01
1.00	0.01	72,003	0.08		0.73		0.01
1.00	0.01	8,268	0.08		0.88		0.01
1.00	0.01	1	0.08		1.03		0.40
1.00	0.01	5,225,304	0.10		0.23		0.01
1.00	0.01	267,104	0.10		0.26		0.01
1.00	0.01	15,635	0.10		0.33		0.01
1.00	0.01	5,728	0.10		0.38		0.01
1.00	0.01	155,732	0.10		0.48		0.01
1.00	0.01	1,858	0.10		0.58		0.01
1.00	0.01	66,226	0.10		0.73		0.01
1.00	0.01	12,979	0.10		0.88		0.01
1.00	0.01	1	0.10		1.03		0.40
1.00	0.02	4,762,419	0.15		0.23		0.02
1.00	0.02	197,985	0.16		0.26		0.01
1.00	0.01	19,349	0.16		0.33		0.01
1.00	0.01	3,511	0.16		0.38		0.01
1.00	0.01	134,037	0.16		0.48		0.01
1.00	0.01	572,262	0.16		0.58		0.01
1.00	0.01	16,214	0.16		0.73		0.01
1.00	0.01	26,818	0.16		0.88		0.01
1.00	0.01	1	0.15		1.03		0.40

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market	Class I, Administration, Service, Resource, Cash Management, Class A and Class C	Diversified
Investor Tax-Exempt Money Market	Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Offering Costs — Offering costs paid in connection with the offering of shares of the Investor Money Market Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2017, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. GSAM has agreed to not impose a portion of the management fee equal annually to 0.045% of each Fund’s average daily net assets. These arrangements will remain in effect through at least December 29, 2017, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of the Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2017, Goldman Sachs has advised that it did not retain any CDSCs with respect to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Class I Shares	Select Shares(a)	Preferred Shares(a)	Capital Shares(a)	Administration Shares	Premier Shares(a)	Service Shares		Resource Shares		Cash Management Shares		Class A Shares	Class C Shares
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%	0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	0.25	0.75	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01

N/A—Fees not applicable to respective share class

(a)	Tax-Exempt Money Market Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

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Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

In addition to the contractual fee waivers and expense limitations discussed above, during the fiscal year ended August 31, 2017, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended August 31, 2017, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers		Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$93	$—	*	$578	$671
Investor Tax-Exempt Money Market	430	10		608	1,048

*	Amount less than one thousand.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended August 31, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$69,778,710	$23,471,734	$—
Investor Tax-Exempt Money Market	282,955,869	796,142,336	—

As of August 31, 2017, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market	—%	N/A	N/A	N/A	—%	N/A	100%	100%	55%	9%	79%
Investor Tax-Exempt Money Market	—	—%	—%	100%	—	100%	—	—	—	—	100

I.  Line of Credit Facility — As of August 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2017, the Funds did not have any borrowings under the facility.

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$1,768,551	$179,707
Net long-term capital gains	—	423,093
Tax-Exempt income	—	5,304,012
Total distributions	$1,768,551	$5,906,812

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Investor Money Market(a)	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$24,484	$432,553
Net long-term capital gains	—	172,835
Tax-Exempt income	—	2,435,014
Total distributions	$24,484	$3,040,402

(a)	Commenced operations on January 29, 2016.

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Undistributed ordinary income — net	$135,693	$582
Undistributed Tax-Exempt income — net	—	435,036
Total undistributed earnings	$135,693	$435,618
Timing differences (Distribution Payable)	(121,563)	(435,065)
Total accumulated earnings (losses) — net	$14,130	$553

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from non-deductible expenses.

Fund	Accumulated Undistributed Net Investment Income (Loss)	Paid in Capital
Investor Money Market	$12,644	$(12,644)

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2017

5. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market Fund
	For the Fiscal Year Ended August 31, 2017	For the Period Ended August 31, 2016*

Class I Shares
Shares sold	498,952,302	11,253,024
Reinvestment of distributions	408,136	23,471
Shares redeemed	(293,596,890)	(598,009)
	205,763,548	10,678,486
Administration Shares
Shares sold	133,622,121	50,005
Reinvestment of distributions	431,344	47
Shares redeemed	(33,753,107)	—
	100,300,358	50,052
Service Shares(a)
Shares sold	—	50,000
Reinvestment of distributions	195	24
Shares redeemed	—	—
	195	50,024
Resource Shares(a)
Shares sold	—	50,000
Reinvestment of distributions	128	23
Shares redeemed	—	—
	128	50,023
Cash Management Shares(a)
Shares sold	389,929	50,000
Reinvestment of distributions	124	23
Shares redeemed	(348,708)	—
	41,345	50,023
Class A Shares
Shares sold	5,154,530	50,007
Reinvestment of distributions	7,081	45
Shares redeemed	(4,648,247)	—
	513,364	50,052
Class C Shares
Shares sold	24,219	50,005
Reinvestment of distributions	34	24
Shares redeemed	(10,663)	—
	13,590	50,029
NET INCREASE IN SHARES	306,632,528	10,978,689

*	Commenced operations on January 29, 2016.
(a)	Commenced operations on May 31, 2016.

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Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2016

Class I Shares
Shares sold	1,225,526,857	13,183,639,707
Reinvestment of distributions	662,201	1,703,962
Shares redeemed	(1,688,955,547)	(16,754,080,268)
	(462,766,489)	(3,568,736,599)
Select Shares
Shares sold	20,001,000	86,955,362
Reinvestment of distributions	7,166	13,672
Shares redeemed	(14,607,772)	(280,470,486)
	5,400,394	(193,501,452)
Preferred Shares
Shares sold	21,815	10,822,209
Reinvestment of distributions	8	558
Shares redeemed	(30,953)	(17,690,231)
	(9,130)	(6,867,464)
Capital Shares
Shares sold	1,000	233,070,268
Reinvestment of distributions	4	17,029
Shares redeemed	(885,172)	(254,989,902)
	(884,168)	(21,902,605)
Administration Shares
Shares sold	12,585,227	532,705,799
Reinvestment of distributions	2,624	4,725
Shares redeemed	(22,049,174)	(627,348,583)
	(9,461,323)	(94,638,059)
Premier Shares
Shares sold	—	1
Reinvestment of distributions	3	—
Shares redeemed	—	(1)
	3	—
Service Shares
Shares sold	5,380,517	161,062,699
Reinvestment of distributions	963	508
Shares redeemed	(62,689,231)	(174,915,864)
	(57,307,751)	(13,852,657)
Resource Shares
Shares sold	13,759,611	17,005,387
Reinvestment of distributions	4,221	718
Shares redeemed	(16,499,097)	(18,807,597)
	(2,735,265)	(1,801,492)
Cash Management Shares
Shares sold	225,518	1
Reinvestment of distributions	12	—
Shares redeemed	(172,241)	(1)
	53,289	—
Class A Shares(a)
Shares sold	666,890	10,000
Reinvestment of distributions	2,078	1
Shares redeemed	(36,243)	—
	632,725	10,001
Class C Shares(a)
Shares sold	—	10,000
Reinvestment of distributions	5	1
Shares redeemed	(1,010)	—
	(1,005)	10,001
NET DECREASE IN SHARES	(527,078,720)	(3,901,280,326)

(a)	Commenced operations on March 31, 2016.

36

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of August 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (or for the Goldman Sachs Investor Money Market Fund, for the year then ended and for the period from January 29, 2016 (the commencement of operations) through August 31, 2016) and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited)

As a shareholder of Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Class I Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Class I Shares
Actual	$1,000.00	$1,005.10		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Administration Shares
Actual	1,000.00	1,003.90		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Service Shares
Actual	1,000.00	1,002.60		3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.73	+	3.52
Resource Shares
Actual	1,000.00	1,001.90		4.24
Hypothetical (5% return before expenses)	1,000.00	1,020.97	+	4.28
Cash Management Shares
Actual	1,000.00	1,001.10		4.94
Hypothetical (5% return before expenses)	1,000.00	1,020.27	+	4.99
Class A Shares
Actual	1,000.00	1,003.90		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Class C Shares
Actual	1,000.00	1,000.30		5.70
Hypothetical (5% return before expenses)	1,000.00	1,019.51	+	5.75

38

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2017 (Unaudited) (continued)

	Investor Tax-Exempt Money Market
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Class I Shares
Actual	$1,000.00	$1,003.30		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Select Shares
Actual	1,000.00	1,003.10		1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07
Preferred Shares
Actual	1,000.00	1,002.80		1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.79	+	1.43
Capital Shares
Actual	1,000.00	1,002.50		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Administration Shares
Actual	1,000.00	1,002.00		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Premier Shares
Actual	1,000.00	1,001.50		1.82
Hypothetical (5% return before expenses)	1,000.00	1,023.39	+	1.84
Service Shares
Actual	1,000.00	1,000.80		3.43
Hypothetical (5% return before expenses)	1,000.00	1,021.78	+	3.47
Resource Shares
Actual	1,000.00	1,000.10		4.08
Hypothetical (5% return before expenses)	1,000.00	1,021.12	+	4.13
Cash Management Shares
Actual	1,000.00	1,000.00		4.13
Hypothetical (5% return before expenses)	1,000.00	1,021.07	+	4.18
Class A Shares
Actual	1,000.00	1,002.00		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Class C Shares
Actual	1,000.00	1,000.00		3.98
Hypothetical (5% return before expenses)	1,000.00	1,021.22	+	4.02

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market	0.18%	N/A	N/A	N/A	0.43%	N/A	0.69%	0.84%	0.98%	0.43%	1.13%
Investor Tax-Exempt Money Market	0.18	0.21%	0.28%	0.18%	0.43	0.36%	0.68	0.81	0.82	0.43	0.79

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

39

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Investor Money Market Fund, which commenced operations on January 29, 2016); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

40

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement;
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports; and
(o)	the efforts of the Investment Adviser to respond to amendments to the regulatory framework for money market funds, including (with respect to the Investor Tax-Exempt Money Market Fund) implementation of the final set of reforms as of October 11, 2016.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Investor Tax-Exempt Money Market Fund. The Trustees noted that the Investor Money Market Fund had launched on January 29, 2016 and did not yet have a meaningful performance history. In this regard, they compared the investment performance of the Investor Tax-Exempt Money Market Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates.

41

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Investor Tax-Exempt Money Market Fund in light of its investment policies and strategies. They considered that the Investment Adviser had expended substantial resources to respond to amendments to the regulatory framework for money market funds. They noted that the Fund had implemented the final set of reforms as of October 11, 2016, including the requirements relating to the use of liquidity fees and redemption gates. They considered that the Fund had operated in a challenging yield environment since 2009 (although yields had begun to improve as a result of recent actions by the Federal Reserve), and that the Investment Adviser had been able to maintain a positive yield to meet the demand of the Fund’s investors, in many instances as the result of voluntary fee waivers and expense reimbursements. The Trustees also considered that the Fund had maintained a stable net asset value. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had waived fees and reimbursed expenses for the Funds in order to maintain positive yields. They also observed that the Investment Adviser had expended substantial resources to respond to amendments to the regulatory framework for money market funds. They noted that the Funds had implemented the final set of reforms as of October 11, 2016, including the requirements relating to the use of liquidity fees and redemption gates. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015 (2016 only for the Investor Money Market Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

42

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

43

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Goldman Sachs Funds – Investor Money Market Funds – Tax Information (unaudited)

During the year ended August 31, 2017, 99.47% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund, were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Investor Tax-Exempt Money Market Fund designates $423,093 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2017.

During the year ended August 31, 2017, 53.90% of the net investment company taxable income distributions paid by the Investor Money Market Fund was designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

48

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman Sachs.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 107209-TMPL-10/2017-630983 IMMITEMMAR-17/2.3k

Goldman Sachs Funds

Annual Report	August 31, 2017

Strategic Factor Allocation Fund

Goldman Sachs Strategic Factor Allocation Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective and Principal Strategy

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated an average annual total return of 6.88%. This compares to the 8.16% average annual total return of the Portfolio’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period.

The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated average annual total returns of 16.23% and 0.49%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the Portfolio as a whole during the Reporting Period?

A	During the Reporting Period, unexpected political events in the U.S. and abroad, as well as shifting global central bank monetary policy, influenced the performance of the financial markets and the Portfolio. U.S. and international equities posted strong gains overall, while spread, or non-government bond, sectors generally produced positive, albeit more modest, returns.

When the Reporting Period began in early September 2016, U.S. and international equities alike fell as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extend quantitative easing. Later in the month, the Federal Reserve (the “Fed”) left its monetary policy unchanged, and the Bank of Japan (“BoJ”) introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (The yield curve control framework is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. Yield curve is a spectrum of maturities.) U.S. and international equities rebounded following the Fed and BoJ decisions, which the markets appeared to view as generally benign. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The U.S. Department of Commerce announced the U.S. Gross Domestic Product (“GDP”) increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Meanwhile, ECB minutes stressed a commitment to ongoing monthly bond-buying of 80 billion euros through at least March 2017, helping to dispel market concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit referendum, the U.K.’s June 2016 vote to leave the European Union, was more robust than consensus expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness in the Japanese yen, as BoJ governor Haruhiko Kuroda stated there was room for further easing if necessary to achieve the BoJ’s 2% inflation target. Following the unexpected results of the November 2016 U.S. elections, U.S. and international equities rallied on anticipation of a pro-growth effect of the incoming Administration’s fiscal stimulus plan, though international equities recorded a modest decline for the month overall. The Fed raised rates 25 basis points in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish rate hike path for 2017. (A basis point is 1/100th of a percentage point.) Although U.S. equities declined modestly after the announcement, they advanced for December 2016 overall. International equities also posted solid gains during the month, which was highlighted by the resignation of Italy’s prime minister after Italian voters’ rejection of that nation’s

1

PORTFOLIO RESULTS

constitutional reform referendum and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017.

U.S. and international equities rallied significantly in January 2017 on the prospect of U.S. deregulation following presidential executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. and international equities continued to rally in February 2017 driven by “risk on” sentiment, or increased risk appetite, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the Fed raised interest rates for the third time since the 2007-2009 global financial crisis and maintained projections for three additional interest rate increases before the end of 2017. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the BoJ maintaining its policy rate. Meanwhile, the ECB kept monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upward. International equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

U.S. equities declined in April 2017, as Fed minutes suggested stocks were overvalued, but then rebounded on strong first quarter 2017 earnings reports and receding European political risk following the French presidential election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures (“PCE”) remained below the Fed’s 2% target at just 1.4% year over year (PCE measures consumer spending on goods and services within the U.S. economy). In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. As for international equities, the markets were buoyed during the second calendar quarter by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and expectations for parliamentary elections this year declined. However, market optimism for pro-growth U.S. fiscal policy was dampened by political developments. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. In June 2017, European markets reacted hawkishly to ECB President Mario Draghi’s optimistic outlook for recovering inflation and his cautious reference to tapering of asset purchases. Japanese equities saw a temporary pull-back in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed’s June rate hike.

U.S. and international equities gained in July 2017. At the beginning of the month, the Institute for Supply Management (“ISM”) reported its manufacturing index had risen to 57.8% during June 2017, the highest level in nearly three years. However, inflation dynamics remained weak. The core consumer price index (“CPI”) stayed soft in June 2017, rising 1.7% year over year and 0.1% month over month. Fed Chair Yellen’s assessment during her Congressional testimony that the federal funds rate was close to its neutral policy rate was interpreted dovishly by markets. The Fed kept its monetary policy unchanged in July 2017, as had been widely expected. The Fed’s statement included an upgrade to its assessment of job growth as well as an acknowledgment that inflation was “below” target. This compares with its prior view, which noted inflation was “somewhat below” its 2% target, a shift that resulted in a mildly dovish market reaction. The Fed also stated it expected its balance sheet normalization to begin “relatively soon.” (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) The dovish market reaction, combined with ongoing political turmoil in Washington, D.C., added to U.S. dollar weakness. At the same time, market expectations of asset purchase tapering by the ECB continued to support the euro, despite ECB President Draghi’s cautious and mildly dovish tone at its July 2017 policy meeting. The BoJ maintained its monetary policy during the month, pushing back the

2

PORTFOLIO RESULTS

timeframe for achieving its 2% inflation target from 2018 to 2019, as slow wage growth continued to cloud the inflation outlook.

U.S. and international equities were roughly flat in August 2017. U.S. economic activity continued to be strong, with several surveys on consumer sentiment and manufacturing surprising positively. This was in contrast to subdued inflation. Minutes from the Fed’s July policy meeting suggested increased concerns on inflation, highlighting that “many participants” saw “some likelihood that inflation may remain below 2 percent for longer than expected.” Hurricane Harvey caused extensive flooding and damage in Texas and Louisiana and significantly impacted refinery operations, resulting in a surge in gasoline prices. In Europe, economic growth picked up to an annualized rate of 2.1% in the second calendar quarter from 1.9% in the first calendar quarter. However, economic activity indicators appeared to be moderating, though at relatively robust levels. The Japanese yen strengthened as risk sentiment deteriorated amid escalating geopolitical tensions between the U.S. and North Korea, creating headwinds for Japanese equities. Contrary to the expectations of some market participants, the Fed’s Jackson Hole Economic Policy Symposium toward the end of August provided no indication of the monetary policy outlooks of either Fed Chair Yellen or ECB President Draghi. This buoyed Japanese equities, as did moderating geopolitical risks and encouraging U.S. economic data.

In the fixed income markets during September 2016, spread sectors outperformed U.S. Treasury securities. The Fed kept the target range for the federal funds rate unchanged at its September 2016 policy meeting after a summer of speeches by Fed officials that fluctuated between dovish and hawkish tones. The ECB also left its monetary policy unchanged during the month, while the BoJ extended its quantitative and qualitative monetary easing framework to include “yield curve control.”

In the fourth quarter of 2016, spread sectors advanced, generally outpacing U.S. Treasury securities. In early November 2016, the results of the U.S. Presidential elections led to a change in investor expectations for future monetary, fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. After the U.S. elections, global interest rates rose and the U.S. dollar strengthened versus other developed markets and emerging markets currencies. Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 25 basis points to a range of between 0.50% and 0.75%. The rate hike resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In Europe, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. Crude oil prices rose following an agreement by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies.

During the first quarter of 2017, spread sectors provided mixed results versus U.S. Treasuries, but posted gains overall. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which we believe helped boost business and consumer sentiment to near record levels. Investors also evaluated the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid and synchronized global expansion, led by developed markets, most notably the U.S. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast, while the Fed raised its target range for the federal funds rate by 25 basis points. Minutes from the meeting raised expectations that Fed balance sheet normalization would begin in 2017. Despite the Fed’s monetary policy tightening, U.S. financial conditions eased and the U.S. dollar weakened versus both developed and emerging markets currencies during the first calendar quarter.

In the second quarter of 2017, spread sectors generally recorded positive returns, though with mixed results relative to U.S. Treasuries. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist

3

PORTFOLIO RESULTS

candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. Global interest rates rose as the market anticipated a faster than consensus expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada. During the second quarter of 2017, the U.S. dollar continued to weaken versus many global currencies.

In July 2017, spread sectors broadly advanced, outperforming U.S. Treasury securities. The Fed kept its monetary policy unchanged, though policymakers noted that balance sheet normalization would begin “relatively soon.” U.S. financial conditions continued to ease despite previous Fed rate hikes, while European financial conditions tightened on raised expectations for the potential withdrawal of the ECB’s accommodative monetary policy. In the U.S., second quarter 2017 GDP increased at an annualized rate of 2.6%, contrasting with inflation, which was subdued. In Europe, economic data continued to strengthen, but inflation remained below the ECB’s target and forecast. The U.S. dollar weakened relative to many global currencies.

During August 2017, spread sectors generally lagged U.S. Treasuries due to bouts of “risk off” sentiment, or increased risk aversion, amid rising geopolitical risks. In the U.S., limited progress on the Administration’s pro-growth fiscal policy measures, concerns about September 2017 debt limit and spending bill deadlines, and geopolitical uncertainty pushed down U.S. government bond yields. Second quarter 2017 U.S. GDP was revised up to an annualized rate 3.0%, and the ISM manufacturing index rose to a six-year high in August 2017. In Europe, economic data was generally positive, driving appreciation of the euro against the U.S. dollar. In Japan, second quarter 2017 GDP was revised down sharply from a preliminary annualized reading of 4% to 2.8%.

Q	What were the primary contributors to and detractors from the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include, but are not limited to, Equity, Term, Flow and Volatility. The Equity factor seeks to capture the premium associated with equity risk. The Term factor seeks to capture the premium associated with interest rate and inflation risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.) The QIS Team implements the Strategic Allocation by investing primarily in derivatives; pooled investment vehicles, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and underlying funds; and equities, fixed income and currencies.

During the Reporting Period, the Strategic Allocation overall detracted from the Portfolio’s performance relative to the Index. The Flow factor hurt the Portfolio’s results, while the Equity, Volatility and Term factors contributed positively.

In terms of underlying asset classes and instruments, the Portfolio’s positions in developed markets currencies, accomplished through foreign currency exchange forward contracts, detracted overall from performance. More specifically, the Portfolio was hurt by its positions in the New Zealand dollar, Australian dollar, Japanese yen and British pound. It benefited from its positions in the Canadian dollar and Swiss franc. The impact of the Portfolio’s position in the euro did not have a meaningful impact on results. Allocations to listed U.S. equity index options and U.S. bond futures added to performance. In addition, an allocation to U.S. equities contributed positively.

4

PORTFOLIO RESULTS

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the start of the Reporting Period, the Portfolio had relatively equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar and the British pound. It held short positions versus the U.S. dollar in the Japanese yen and the Swiss franc.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Portfolio employed listed equity index options to implement views on the U.S. equity market, which added to performance. It used bond futures to express views on the U.S. fixed income market. The bond futures position also contributed positively to performance. In addition, the Portfolio utilized foreign currency exchange forward contracts to take long and short positions in select developed markets currencies. Foreign currency exchange forward contracts had a slightly negative impact on the Portfolio’s results during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Portfolio maintained equal weightings in the Equity, Flow and Volatility factors. It continued to have a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar, British pound and Japanese yen. It held short positions versus the U.S. dollar in the Swiss franc, euro and New Zealand dollar.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective July 14, 2017, Alex Chung no longer served as a portfolio manager for the Portfolio. At the same time, Christian Morgenstern became a lead portfolio manager of the Portfolio, joining Amna Qaiser. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Goldman Sachs Strategic Factor Allocation process as it seeks long-term total return.

5

FUND BASICS

Strategic Factor Allocation Fund

as of August 31, 2017

PERFORMANCE REVIEW
September 1, 2016– August 31, 2017	Portfolio Total Return (based on NAV)[1]	Strategic Factor Allocation Composite Index[2]	S&P 500® Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]
Institutional	6.88%	8.16%	16.23%	0.49%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Strategic Factor Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.
[3]	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Institutional	6.98%	8.18%	5/31/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.95%	1.21%

[6]The	expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

HOLDINGS AS OF 8/31/17[7]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square	52.3%	Investment Companies
Government Fund – Institutional Shares
SPDR S&P 500® ETF Trust	29.7	Exchange Traded Funds

[7]The	holdings may not be representative of the Portfolio’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities.

7

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on May 31, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Strategic Factor Allocation Fund Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2016 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Institutional Shares (Commenced May 31, 2016)	6.88%	8.30%

8

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Fund – 29.7%
1,752,400	SPDR S&P 500 ETF Trust (Cost $409,443,175)	$433,701,476

Shares	Distribution Rate	Value
Investment Company(a) – 52.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
762,872,567	0.927%	$762,872,567
(Cost $762,872,567)

TOTAL INVESTMENTS – 82.0%
(Cost $1,172,315,742)		$1,196,574,043

OTHER ASSETS IN EXCESS OF LIABILITIES – 18.0%		262,659,594

NET ASSETS – 100.0%		$1,459,233,637

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Curreny Legend
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—United States Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	AUD	107,270,000	USD	85,202,255	$85,248,524	09/25/17	$46,269
	CAD	33,170,000	USD	26,527,189	26,569,547	09/25/17	42,358
	CHF	37,470,000	USD	39,089,824	39,139,042	09/25/17	49,218
	GBP	36,840,000	USD	47,524,318	47,679,564	09/25/17	155,246
TOTAL							$293,091

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	USD	82,561,075	CHF	79,450,000	$82,988,975	09/25/17	$(427,900)
	JPY	5,453,970,000	USD	50,210,787	49,669,181	09/25/17	(541,606)
	USD	43,744,033	EUR	36,740,000	43,796,201	09/25/17	(52,168)
	USD	21,326,093	GBP	16,500,000	21,354,854	09/25/17	(28,761)
	USD	23,262,994	JPY	2,558,180,000	23,297,287	09/25/17	(34,293)
	USD	43,654,447	NZD	60,850,000	43,669,917	09/25/17	(15,470)
	USD	85,184,445	AUD	107,270,000	85,248,523	09/25/17	(64,078)
TOTAL							$(1,164,276)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
20 Year U.S. Treasury Bonds	2,587	12/19/17	$403,814,531	$2,218,234

WRITTEN OPTIONS CONTRACTS — At August 31, 2017, the Portfolio had the following written options:

OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Puts
S&P 500 Index	Morgan Stanley & Co. International PLC	2,360.00 USD	10/20/17	(2,550,482)	(112,400)	(1,320,700)	(1,277,426)	$(43,274)
S&P 500 Index	Morgan Stanley & Co. International PLC	2,395.00 USD	10/20/17	(267,728)	(222,600)	(3,568,278)	(3,446,961)	(121,317)
S&P 500 Index	Morgan Stanley & Co. International PLC	2,395.00 USD	09/15/17	(2,479,555)	(110,200)	(292,030)	(1,212,125)	920,095
Total written option contracts				(5,297,765)		(5,181,008)	(5,936,512)	$755,504

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $409,443,175)	$433,701,476
Investments of affiliated issuers, at value (cost $762,872,567)	762,872,567
Cash	259,391,345
Unrealized gain on forward foreign currency exchange contracts	293,091
Variation margin on certain derivative contracts	1,829,669
Receivables:
Collateral on certain derivative contracts(a)	151,473,844
Investments sold	66,766,045
Portfolio shares sold	22,223,407
Dividends and interest	655,478
Other assets	1,274
Total assets	1,699,208,196

Liabilities:
Written option contracts, at value (premium received $5,936,512)	5,181,008
Unrealized loss on forward foreign currency exchange contracts	1,164,276
Payables:
Investments purchased	232,448,689
Management fees	753,613
Portfolio shares redeemed	282,251
Transfer Agency fees	46,366
Accrued expenses	98,356
Total liabilities	239,974,559

Net Assets:
Paid-in capital	1,399,707,656
Distributions in excess of net investment income	871,185
Accumulated net realized gain	32,293,942
Net unrealized gain	26,360,854
NET ASSETS	$1,459,233,637
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	133,160,218
Net asset value, offering and redemption price per share:	$10.96

(a)	Includes amounts segregated for initial margin requirements and/or collateral on, (i) futures, (ii) options and (iii) forward foreign currency exchange contract transactions of $8,537,100, $137,126,744 and $5,810,000, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended August 31, 2017

Investment income:
Dividends — unaffiliated issuers	$2,865,962
Dividends — affiliated issuers	2,952,734
Interest	22,669
Total investment income	5,841,365

Expenses:
Management fees	5,761,366
Transfer Agency fees	307,273
Custody, accounting and administrative services	94,184
Professional fees	86,259
Registration fees	79,369
Amortization of offering costs	78,399
Printing and mailing costs	32,955
Trustee fees	19,438
Prime Broker Fees	9,374
Other	12,310
Total expenses	6,480,927
Less — expense reductions	(746,761)
Net expenses	5,734,166
NET INVESTMENT INCOME	107,199

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(295,719)
Futures contracts	9,060,262
Written options	32,054,358
Forward foreign currency exchange contracts	(7,813,258)
Foreign currency transactions	2,107,181
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	23,070,900
Futures contracts	2,187,524
Written options	755,504
Forward foreign currency exchange contracts	(1,601,429)
Net realized and unrealized gain	59,525,323
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,632,522

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2017	For the Period Ended August 31, 2016(a)
From operations:
Net investment income (loss)	$107,199	$(237,259)
Net realized gain	35,112,824	2,566,252
Net change in unrealized gain	24,412,499	1,948,355
Net increase in net assets resulting from operations	59,632,522	4,277,348

Distributions to shareholders:
From net investment income	(120,094)	—
From net realized gains	(4,375,157)	—
Total distributions to shareholders	(4,495,251)	—

From share transactions:
Proceeds from sales of shares	1,117,562,980	337,652,314
Reinvestment of distributions	4,495,251	—
Cost of shares redeemed	(56,553,609)	(3,337,918)
Net increase in net assets resulting from share transactions	1,065,504,622	334,314,396
TOTAL INCREASE	1,120,641,893	338,591,744

Net assets:
Beginning of year	338,591,744	—
End of year	$1,459,233,637	$338,591,744
Distributions in excess of net investment income/(loss)	$871,185	$(615,459)

(a)	The Portfolio commenced operations on May 31, 2016.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2017 - Institutional Shares	$10.34	$—	(d)	$0.70	$0.70	$—	(d)	$(0.08)	$(0.08)

FOR THE PERIOD ENDED AUGUST 31,
2016 - Institutional Shares (Commenced May 31, 2016)	10.00	(0.01)		0.35	0.34	—		—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.96	6.88%	$1,459,234	0.74%		0.84%		0.01%		589%

10.34	3.40	338,592	0.87	(e)	1.07	(e)	0.51	(e)	86

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is a non-diversified portfolio and currently offers one class of shares — Institutional Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

B.   Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolio may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Offering Costs — Offering costs paid in connection with the offering of shares were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

16

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.   Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

17

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2017:

STRATEGIC FACTOR ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$433,701,476	$—	$—
Investment Company	762,872,567	—	—
Total	$1,196,574,043	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$293,091	$—
Futures Contracts	2,218,234	—	—
Total	$2,218,234	$293,091	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,164,276)	$—
Written Options Contracts	(5,181,008)	—	—
Total	$(5,181,008)	$(1,164,276)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of August 31, 2017. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$2,218,234	(a)	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	293,091		Payable for unrealized loss on forward foreign currency exchange contracts	(1,164,276)
Equity	—	—		Written options, at value	(5,181,008)
Total		$2,511,325			$(6,345,284)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts	$9,060,262	2,187,524	1,572
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(7,813,258)	(1,601,429)	14
Equity	Net realized gain (loss) from written options contracts	32,054,358	755,504	1
Total		$33,301,362	$1,341,599	1,587

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2017.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate	Effective Net Management Rate*^
0.75%	0.68%	0.64%	0.62%	0.75%	0.65%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 29, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Portfolio. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Portfolio in which the Portfolio invests, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2017, GSAM waived $746,761 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolio are 0.164%. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of August 31, 2017, the Portfolio participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the period ended August 31, 2017, the Portfolio did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2017 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2017:

Affiliated Investment Company	Beginning Value as of August 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund — Institutional Shares	$184,645,717	$2,152,312,843	$(1,574,085,993)	$762,872,567	762,872,567	$2,952,734

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2017, were $1,887,805,277 and $ 1,587,621,175 respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$1,874,359
Net long-term capital gains	2,620,892
Total taxable distributions	$4,495,251

There were no distributions paid during the period ended August 31, 2016.

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$13,972,817
Undistributed long-term capital gains	25,774,595
Total undistributed earnings	$39,747,412
Unrealized gains (losses) — net	19,778,569
Total accumulated earnings (losses) net	$59,525,981

As of August 31, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,178,898,027
Gross unrealized gain	19,778,569
Gross unrealized loss	—
Net unrealized gains (losses)	$ 19,778,569

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, options contracts and foreign currency contracts.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

7. TAX INFORMATION (continued)

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from dividend redesignations, net operating losses, certain non-deductible expenses, and differences in the tax treatment of foreign currency transactions.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(78,399)	$(1,421,140)	$1,499,539

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior year as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

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Notes to Financial Statements (continued)

August 31, 2017

8. OTHER RISKS (continued)

Interest Rate Risk— When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Non-Diversification Risk— The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Strategic Factor Allocation Fund

	For the Fiscal Year Ended August 31, 2017		For the Period Ended August 31, 2016(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	105,328,746	1,117,562,980	33,081,728	337,652,314
Reinvestment of distributions	439,814	4,495,251	—	—
Shares redeemed	(5,361,153)	(56,553,609)	(328,917)	(3,337,918)
	100,407,407	1,065,504,622	32,752,811	334,314,396
NET INCREASE	100,407,407	$1,065,504,622	32,752,811	$334,314,396

(a)	The Portfolio commenced operations on May 31, 2016.

25

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of the Goldman Sachs Strategic Factor Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”), a portfolio of the Goldman Sachs Trust, as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period May 31, 2016 (commencement of operations) to August 31, 2016 and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Portfolio Expenses — Period Ended August 31, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur two types of costs: you incur ongoing costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Strategic Factor Allocation Fund
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Institutional
Actual	$1,000.00	$1,039.80		$3.70
Hypothetical 5% return	1,000.00	1,021.58	+	3.67

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Portfolio’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period was 0.72%.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

28

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including the fees received by the Investment Adviser’s affiliates from the Portfolio for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

29

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that the Portfolio had launched on May 31, 2016 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

30

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Portfolio was provided for 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio; (c) trading efficiencies resulting from aggregation of orders of the Portfolio with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (f) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio; and (h) the possibility that the working relationship between the Investment Adviser and the Portfolio’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

31

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2018.

32

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

33

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

34

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

35

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Strategic Factor Allocation Fund — Tax Information (Unaudited)

For the year ended August 31, 2017, 1.18% of the dividends paid from net investment company taxable income by the Strategic Factor Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Factor Allocation Fund designates $2,620,892, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2017.

For the year ended August 31, 2017, the Strategic Factor Allocation Fund designates 1.10%, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2017, the Strategic Factor Allocation Fund designates $1,759,574, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

36

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Portfolio holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 107533-TMPL-10/2017-630687 STRATFACALAR-17/675

Goldman Sachs Funds

Annual Report	August 31, 2017

Tactical Tilt Overlay Fund

Goldman Sachs Tactical Tilt Overlay Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective and Principal Strategy

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

The Board of Trustees of Goldman Sachs Trust has approved a change to the fiscal year end of the Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”). Effective August 25, 2017, the Portfolio’s fiscal year end changed from October 31 to August 31. Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Portfolio’s performance and positioning for the period from November 1, 2016 through August 31, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated a cumulative total return, without sales charges, of 0.82%. This return compares to the 0.85% cumulative total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Portfolio’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	Investor sentiment was dominated during the Reporting Period by global central bank monetary policy, geopolitical events and uncertainty about the ability of the new U.S. Administration to enact policy.

During the first part of the Reporting Period, investors were focused largely on the November 2016 U.S. presidential election and the unexpected outcome. Markets reacted positively following the results, as the potential of significant infrastructure spending, lower taxes and lighter regulation increased expectations for economic growth and inflation. Reflecting market optimism about a continued upward trend in U.S. economic growth, the CBOE Volatility Index® (“VIX®”) approached its post financial crisis low after the elections. U.S. banks and small-cap equities were among the chief beneficiaries of the “risk on” sentiment, or increased risk appetite, that emerged following the election. In contrast, emerging markets assets (specifically, equities and currencies) struggled on market concerns about new U.S. policies that could have protectionist implications. With regards to commodities, the Organization of the Petroleum Exporting Countries (“OPEC”) announced the most comprehensive supply cut in a decade, leading to a sharp recovery in crude oil prices. The currencies of oil-exporting countries, as well as energy-related high yield corporate bonds, responded positively to the recovery in crude oil prices, recording significant gains near the end of 2016.

The “risk on” rally, which continued into the first part of 2017, was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — which together reinforced opinions about a more positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (“Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another rate hike in March 2017. As a result, the March rate increase caused minimal market disruption. Fed officials also said that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data. Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concern about its ability to enact

1

PORTFOLIO RESULTS

legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally underperforming defensive stocks. Yields fell, driving a rally in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe, optimism about the European Central Bank’s (“ECB”) tapering of its asset purchases, as well as positive purchasing managers’ data, was well received by investors, who nevertheless remained cautious given political uncertainties surrounding the then-upcoming presidential election in France.

Investor sentiment in Europe remained pro-risk during the second calendar quarter, driven by the outcome of the French election, broadly improving global economic growth and robust corporate earnings reports. In France, the victory of the centrist candidate was viewed as positive by many market participants, leading to strong rallies in European equities and the euro. In the U.S., Fed policymakers noted the fundamentals underpinning consumption growth remained solid despite data showing lackluster first quarter 2017 economic growth. At its June 2017 policy meeting, the Fed raised interest rates for the second time during the calendar year. Meanwhile, the U.S. dollar continued to weaken. The U.S. Dollar Index hit 15-month lows during the final months of the Reporting Period on the possibility the Fed might not deliver a third interest rate hike in 2017. Falling expectations about successful tax reform also put pressure on the U.S. dollar. In contrast, the euro reached its highest level since the start of 2015, as markets anticipated adjustments to the ECB’s quantitative easing program toward the end of 2017. Commodities, specifically crude oil, struggled due to oversupply concerns even though OPEC announced extended output cuts. The continued weakness of the U.S. dollar, easier financial conditions and a more stable macro environment pushed emerging markets assets higher, led by Chinese equities.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

Within equities during the Reporting Period, the Portfolio’s exposure to European equities contributed positively, highlighted by long positions in Spanish equities and EURO STOXX 50® 2018 dividend futures. Spain’s equity market advanced on the strong performance of bank stocks as well as on positive sentiment about the country’s economic recovery. In addition, the Portfolio benefited from its exposure to U.S. equities, broadly led by long positions in large-cap banks. U.S. bank stocks performed well due, in part, to the new U.S. Administration’s push for less banking regulation in the future. Conversely, the Portfolio was hurt by its holdings of U.S. equity index options, specifically those used to gain exposure to U.S. energy stocks and those used to hedge U.S. stock market exposure.

Within fixed income, the Portfolio was helped by its long position in energy-related high yield corporate bonds. Energy companies’ fundamentals had improved in recent years, and as a result, energy-related high yield corporate bonds were less sensitive to the decline in oil prices toward the end of the Reporting Period. Additionally, the Portfolio’s long position in high yield loans contributed positively, as spreads (or yield differentials versus other bonds of comparable duration) compressed and high yield issuers experienced fewer defaults between January 2017 and August 2017 than they had during the same period in 2016. However, a short position in five-year German government bonds detracted from the Portfolio’s performance. German bund yields, which had risen early in the Reporting Period, fell in the first quarter of 2017 amid a broad-based flight to quality and due to concerns about the then-upcoming French presidential election.

Regarding its currency exposures, the Portfolio benefited from a long position in the British pound versus a short position in the U.S. dollar. The British pound appreciated after the U.K. prime minister called for early elections as she sought more parliamentary support for Brexit. (Brexit refers to the U.K.’s decision to exit the European Union.) Also, as mentioned previously, the U.S. Dollar Index hit 15-month lows on speculation the Fed might not raise interest rates a third time during 2017. On the other hand, a long position in the U.S. dollar versus a short position in the Japanese yen detracted from Portfolio returns, as the U.S. President struggled to unite the Republican Party behind his agenda. Also, the Japanese yen strengthened as market sentiment shifted after the U.S. military launched a missile strike on a Syrian government airbase. Elsewhere, a short position in the Chinese renminbi hurt the Portfolio’s results during the Reporting Period.

2

PORTFOLIO RESULTS

Within commodities, the Portfolio’s position in natural gas futures contributed positively during the first half of the Reporting Period, as U.S. natural gas exports to Mexico increased and natural gas inventories fell as a result. However, the Portfolio was hurt by this positioning during the Reporting Period overall amid cooler than expected summer temperatures across the U.S.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Portfolio had approximately 12.85% of its total net assets invested in long equity-related investments; approximately 18.94% of its total net assets invested in long fixed income-related investments; and approximately 12.23% of its total net assets invested in long currency-related investments. The Portfolio did not have any of its total net assets invested in commodity-related investments at the start of the Reporting Period. It had short positions of approximately -0.49% of its total net assets in equity-related investments and approximately -6.24% of its total net assets in fixed income-related investments.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the beginning of the Reporting Period was high.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s exposures. Broadly speaking, we increased the Portfolio’s exposure to risk by expanding its allocation to currencies and reintroducing an allocation to commodities.

In terms of equity-related exposures, we first modulated and then, by the middle of the Reporting Period, eliminated the Portfolio’s hedging positions on U.S. equities, which had been implemented using put options on the S&P 500® Index as we sought to provide potential downside protection against unexpected risks. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Near the end of the Reporting Period, we reintroduced these hedging positions as we believed both that S&P 500® Index put options were attractively priced and that risks had increased due to U.S. debt ceiling negotiations and 2018 budget resolutions. Also, we initiated and subsequently increased a short position in S&P 500® Energy Index put options, which could provide the Portfolio with premium income or allow it to gain exposure to the U.S. energy sector at what we considered attractive valuations. Toward the end of the Reporting Period, we reduced this short position due to uncertainty about oil prices.

In addition, we decreased the Portfolio’s long position in large-cap U.S. banking stocks early in the Reporting Period to capture some profits. We also reduced the Portfolio’s long position in Spanish equities during the Reporting Period. Furthermore, we initiated a long position in EURO STOXX 50® 2018 dividend futures to take advantage of what we expected to be accelerating European economic growth as well as increased 2017 corporate earnings, which could help push dividends higher in 2018.

In fixed income, we increased the Portfolio’s short position in five-year German government bonds early in the Reporting Period, as the ECB’s expected monetary policy stance had been turning more neutral with the potential for modest hawkishness in the future. (Hawkish implies higher interest rates; opposite of dovish.) Subsequently, we reduced this position as market prices moved closer to our expectations and started to reflect the possible end of ECB asset purchases and perhaps the beginning of a rate hiking cycle in 2018. In addition, we reduced the Portfolio’s long position in energy-related high yield corporate bonds, as we sought to take advantage of what we considered attractive prices and capture profits heading into year-end 2016. In the first quarter of 2017, we eliminated the Portfolio’s allocation to U.S. high yield corporate bonds in order to capture profits and to increase its allocation to U.S. high yield loans. Also, during the Reporting Period, we initiated a long position in New Zealand interest rate swaps, which had the potential, we believed, to generate additional yield for the Portfolio. In our view, the fixed income market might have overpriced the path of rate hikes by the New Zealand central bank. In the latter part of the Reporting Period, we removed this position as market prices appeared to move into line with our expectations, reducing the risk/reward potential, in our view.

Regarding currency-related exposures, the Portfolio maintained a short position in the Chinese renminbi for most of the Reporting Period, which we reduced and then

3

PORTFOLIO RESULTS

eliminated at the end of the Reporting Period. The U.S. dollar weakened in 2017 year-to-date through the end of August, and Chinese officials had demonstrated their willingness to maintain currency stability. In addition, we adopted and subsequently increased a long position in the U.S. dollar versus a short position in the Japanese yen, as we sought to take advantage of the diverging monetary policy of the Fed and Bank of Japan. We also initiated and increased a long position in the British pound versus a short position in the U.S. dollar due in part to what we saw as attractive U.K. economic data and in part to purchases of U.K.-domiciled assets by foreign investors. In addition, we eliminated the Portfolio’s short position in the euro versus its long position in the U.S. dollar, as the currency markets provided us with what we felt were attractive risk/reward opportunities to scale back the position. We reintroduced this positioning toward the end of the Reporting Period because of diminishing investment flows into euro-denominated assets as well as softer U.S. economic data, which could lead, in our opinion, to positive surprises in the future.

Separately, we increased the Portfolio’s allocation to master limited partnerships during the Reporting Period. We also initiated a position in natural gas futures to take advantage of potential price increases following a mild winter and a rebound in natural gas production.

In addition, as part of our ongoing efforts to manage free cash with the Portfolio, we moved some cash holdings from the Goldman Sachs Financial Square Government Fund to a separate account composed of highly rated short duration fixed income securities.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were supported predominantly by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Portfolio employed equity and commodity futures, currency forwards and options to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. The Portfolio’s use of equity futures, especially those used to gain exposure to select European equity markets, such as Spain, had a positive impact on performance. Commodities futures, employed to express our views on natural gas prices, detracted from results. The use of currency forwards, driven primarily by the Portfolio’s short position in the Chinese renminbi, detracted from performance. To afford greater risk management precision, options on equity indices were also utilized to tactically adjust the amount of equity risk and downside risk in the Portfolio. The Portfolio’s use of equity options, led by put options on the S&P 500® Index, had a negative impact on performance. In addition, interest rate swaps and German bund futures were employed to express our views on the direction of interest rates. The use of German bund futures had a negative impact on the Portfolio’s performance, while the use of interest rate swaps to gain exposure to New Zealand interest rates had a slightly positive impact on performance during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Portfolio had approximately 13.11% of its total net assets invested in long equity-related investments; approximately 22.90% of its total net assets invested in long fixed income-related investments; approximately 25.48% of its total net assets invested in long currency-related investments; and approximately 3.42% of its total net assets invested in long commodity-related investments. It had short positions of approximately -0.13% of its total net assets in equity-related investments and approximately -6.45% of its total net assets in fixed income-related investments. As mentioned previously, we moved some of the Portfolio’s cash holdings from the Goldman Sachs Financial Square Government Fund to a separate account composed of highly rated short duration fixed income securities during the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was lower than at the beginning of the Reporting Period but still high.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, the Portfolio remained positioned for potential improvement in global economic growth, with modest improvement in economic growth rates

4

PORTFOLIO RESULTS

possible in the U.S., Europe and many emerging markets economies, in our view. More specifically, we believed the “longer-than-normal” U.S. economic recovery was likely to support equity returns, which could exceed those of bonds and cash equivalents in the months ahead. In addition, we expected continued stabilization in crude oil prices and energy prices overall to provide opportunities for our energy-related tactical positions to recoup some recent losses. We expected Fed policymakers to maintain accommodative monetary policy, as evidenced by the slow and steady pace at which they are raising the federal funds target rate. However, we do not exclude the possibility of another rate hike in December 2017. Overall, we remained positive on the U.S. dollar. That said, we saw a number of potential risks, including growing geopolitical concerns, the spread of terrorism and the increase in cyberattacks. We intend to continue to be vigilant about these risks as we seek to take advantage of tactical opportunities going forward. At the end of the Reporting Period, we favored U.S. and European equities and were monitoring the Portfolio’s allocations to high yield loans.

5

PORTFOLIO RESULTS

Index Definitions

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

The EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The U.S. Dollar Index measures the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

6

PORTFOLIO BASICS

Tactical Tilt Overlay Fund

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional Shares	0.82%	0.85%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Institutional Shares	4.62%	2.01%	7/31/14

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7

PORTFOLIO BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.84%	1.02%

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Consolidated Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 3.0% and 0.0% of the Portfolio’s net assets as of August 31, 2017 and October 31, 2016. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

8

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Institutional Shares (Commenced July 31, 2014)	2.17%	1.60%

9

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 6.4%
Distributor(a) – 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
$5,850,000	5.875%		08/20/26	$5,967,000

Energy – Exploration & Production – 3.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.(a)(b)
5,550,000	7.875		12/15/24	5,952,375
Antero Resources Corp.(a)
4,700,000	5.375		11/01/21	4,770,500
3,800,000	5.125		12/01/22	3,819,000
Berry Petroleum Co. LLC(a)(c)(d)
1,200,000	6.750		11/01/20	—
18,124,000	6.375		09/15/22	—
California Resources Corp.(a)
10,279,000	8.000	(b)	12/15/22	5,653,450
413,000	6.000		11/15/24	167,265
Carrizo Oil & Gas, Inc.(a)
7,150,000	7.500		09/15/20	7,257,250
Chesapeake Energy Corp.
1,950,000	5.375	(a)	06/15/21	1,784,250
2,310,000	8.000	(a)(b)	12/15/22	2,390,850
6,700,000	5.750		03/15/23	5,896,000
1,475,000	8.000	(a)(b)	01/15/25	1,419,688
Concho Resources, Inc.(a)
6,650,000	4.375		01/15/25	6,916,000
Continental Resources, Inc.(a)
9,950,000	3.800		06/01/24	9,303,250
CrownRock LP/CrownRock Finance, Inc.(a)(b)
4,850,000	7.750		02/15/23	5,141,000
Denbury Resources, Inc.(a)
3,252,000	9.000	(b)	05/15/21	2,910,540
4,750,000	5.500		05/01/22	2,161,250
2,900,000	4.625		07/15/23	1,261,500
Gulfport Energy Corp.(a)(b)
7,900,000	6.000		10/15/24	7,742,000
Halcon Resources Corp.(a)(b)
2,099,000	12.000		02/15/22	2,518,800
6,850,000	6.750		02/15/25	6,918,500
Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)
7,250,000	6.750		04/01/22	5,038,750
Laredo Petroleum, Inc.(a)
4,700,000	7.375		05/01/22	4,841,000
1,750,000	6.250		03/15/23	1,793,750
Matador Resources Co.(a)
3,150,000	6.875		04/15/23	3,268,125
MEG Energy Corp.(a)(b)
12,250,000	7.000		03/31/24	9,738,750
Nabors Industries, Inc.(b)
3,750,000	0.750		01/15/24	2,718,750
Newfield Exploration Co.(a)
4,350,000	5.375		01/01/26	4,545,750
Oasis Petroleum, Inc.(a)
10,700,000	6.875		03/15/22	10,405,750
Range Resources Corp.(a)
4,000,000	5.000	(b)	08/15/22	3,930,000
2,500,000	4.875		05/15/25	2,393,750
Rice Energy, Inc.(a)
5,200,000	6.250		05/01/22	5,395,000

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Sanchez Energy Corp.(a)
7,550,000	6.125		01/15/23	5,738,000
Seven Generations Energy Ltd.(a)(b)
4,850,000	6.875		06/30/23	5,044,000
SM Energy Co.(a)
2,450,000	6.500		11/15/21	2,376,500
2,400,000	6.125		11/15/22	2,268,000
2,000,000	6.500		01/01/23	1,905,000
2,950,000	6.750		09/15/26	2,795,125
Whiting Petroleum Corp.
2,100,000	1.250		04/01/20	1,782,375
5,400,000	5.750	(a)	03/15/21	5,076,000
WPX Energy, Inc.(a)
7,700,000	6.000		01/15/22	7,931,000

				172,968,843

Energy – Services – 1.5%
CVR Refining LLC/Coffeyville Finance, Inc.(a)
4,086,000	6.500		11/01/22	4,137,075
Ensco PLC(a)
3,800,000	4.500		10/01/24	2,774,000
250,000	5.200		03/15/25	186,250
Noble Holding International Ltd.
3,629,000	4.625		03/01/21	3,052,896
6,100,000	7.750	(a)	01/15/24	4,628,375
350,000	5.250		03/15/42	195,125
Precision Drilling Corp.(a)
2,800,000	6.500		12/15/21	2,716,000
Pride International LLC
3,550,000	8.500		06/15/19	3,763,000
1,750,000	6.875		08/15/20	1,754,375
Rowan Cos., Inc.(a)
3,900,000	7.375		06/15/25	3,529,500
5,250,000	5.400		12/01/42	3,727,500
SESI LLC(a)(b)
5,550,000	7.750		09/15/24	5,605,500
Sunoco LP/Sunoco Finance Corp.(a)
1,800,000	5.500		08/01/20	1,849,500
6,750,000	6.375		04/01/23	7,112,813
Transocean, Inc.
2,650,000	9.000	(a)(b)	07/15/23	2,815,625
6,100,000	7.500		04/15/31	5,139,250
5,900,000	6.800		03/15/38	4,513,500
Trinidad Drilling Ltd.(a)(b)
5,700,000	6.625		02/15/25	5,279,625
Weatherford International Ltd.
4,700,000	4.500	(a)	04/15/22	4,194,750
3,000,000	8.250	(a)	06/15/23	2,955,000
6,150,000	6.500		08/01/36	5,104,500

				75,034,159

Pipelines – 1.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.(a)
350,000	5.500		10/15/19	368,375
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
7,650,000	6.125		11/15/22	7,879,500

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Cheniere Corpus Christi Holdings LLC(a)
$4,650,000	7.000%		06/30/24	$5,289,375
4,000,000	5.125	(b)	06/30/27	4,130,000
DCP Midstream Operating LP
3,900,000	2.500	(a)	12/01/17	3,890,250
1,700,000	9.750	(b)	03/15/19	1,865,750
4,510,000	5.350	(b)	03/15/20	4,735,500
250,000	6.750	(b)	09/15/37	265,000
Energy Transfer Equity LP
1,400,000	7.500		10/15/20	1,578,500
3,050,000	5.875	(a)	01/15/24	3,286,375
2,500,000	5.500	(a)	06/01/27	2,656,250
Genesis Energy LP/Genesis Energy Finance Corp.(a)
9,350,000	6.000		05/15/23	9,209,750
NGPL PipeCo LLC(a)(b)
320,000	4.375		08/15/22	328,000
1,085,000	4.875		08/15/27	1,117,550
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)
8,750,000	5.750		04/15/25	8,771,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
9,350,000	5.250		05/01/23	9,560,375
3,900,000	6.750		03/15/24	4,221,750
The Williams Cos., Inc.
3,393,000	3.700	(a)	01/15/23	3,383,594
2,700,000	7.500		01/15/31	3,262,610
850,000	7.750		06/15/31	1,022,125
2,500,000	5.750	(a)	06/24/44	2,600,000

				79,422,504

TOTAL CORPORATE OBLIGATIONS (Cost $319,361,132)				$333,392,506

Bank Loans(d)(e) – 0.0%
Energy – 0.0%
American Energy – Marcellus LLC
$1,723,828	5.481%		08/04/20	$1,142,898
7,775,000	8.731		08/04/21	622,000
Blue Ridge Mountain Resources, Inc.
318,959	8.312		05/06/19	318,959

TOTAL BANK LOANS (Cost $4,743,267)				$2,083,857

Shares			Description	Value
Common Stocks – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
	758,151		Berry Petroleum Corp.(c)(f)	$7,391,972
	200,259		Blue Ridge Mountain Resources, Inc.(c)(f)	1,802,331
	79,709		Chaparral Energy, Inc.	1,594,180
	247,033		Chaparral Energy, Inc. Class A(c)	4,940,660

	TOTAL COMMON STOCKS
	(Cost $7,366,492)			$15,729,143

Shares		Rate		Value
Preferred Stocks(c) – 0.1%
Energy – Exploration & Production – 0.1%
Berry Petroleum Corp.
14,849		0.000%		$157,771
718,233		0.000		7,631,225

TOTAL PREFERRED STOCKS – 0.1%
(Cost $7,330,820)				$7,788,996

Shares	Description	Value
Exchange Traded Funds – 6.2%
20,486,933	Alerian MLP ETF(g)	$229,453,649
2,274,365	SPDR S&P Bank ETF	94,886,508

TOTAL EXCHANGE TRADED FUNDS (Cost $302,659,330)		$324,340,157

Shares	Distribution Rate	Value
Investment Companies(h) – 39.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,695,818,753	0.927%	$1,695,818,753
Goldman Sachs High Yield Floating Rate Fund – Institutional Shares
38,033,584	3.405	368,545,426
Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares
136,281	3.295	911,722

TOTAL INVESTMENT COMPANIES (Cost $2,068,672,866)		$2,065,275,901

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 43.0%
Certificates of Deposit – 18.4%
Abbey National Treasury Services PLC
$10,000,000	1.461%	09/19/17	$10,001,489
14,000,000	1.407	12/15/17	14,004,386
Banco Del Estado De Chile
22,000,000	1.468	09/18/17	22,003,209
20,000,000	1.380	09/26/17	20,001,983
11,000,000	1.482	08/02/18	11,007,051
Bank of Montreal
25,700,000	1.399	09/13/17	25,702,128
Bank of Nova Scotia
22,000,000	1.381	03/09/18	22,010,632
Barclays Bank PLC
22,000,000	1.910	03/09/18	22,031,781
5,000,000	1.706	03/29/18	5,001,350
Bayerische Landesbank (Quarterly EURIBOR + 0.130%)(i)
21,125,000	0.010	03/23/18	21,130,493

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
BNP Paribas New York
$26,500,000	1.377%		09/22/17	$26,503,113
26,500,000	1.490		10/06/17	26,507,726
China Construction Banking Corp.
11,000,000	1.750		09/07/17	11,000,669
Cooperatieve Rabobank UA
11,000,000	1.411		07/20/18	11,002,135
Credit Agricole SA
22,000,000	1.560		07/20/18	22,007,264
Credit Industriel et Commercial NY
22,000,000	1.400		01/19/18	22,006,248
Credit Suisse New York
21,000,000	1.329		11/20/17	21,012,275
15,000,000	1.601		05/02/18	15,012,189
4,000,000	1.556		09/20/18	4,000,000
Dexia Credit Local SA
22,000,000	1.581		12/20/17	22,017,957
DG Bank NY
9,000,000	1.320		11/20/17	9,000,456
20,000,000	1.330		12/01/17	20,001,251
DnB NOR Bank ASA
30,800,000	1.541		03/20/18	30,834,677
HSBC Bank PLC
11,000,000	1.434		07/25/18	11,000,863
Industrial & Commercial Bank of China Ltd.
11,000,000	1.750		09/08/17	11,000,856
Landesbank Baden-Wuerttemberg
28,000,000	0.010		03/23/18	28,040,318
22,000,000	0.010		04/24/18	22,029,335
Landesbank Hessen-Thuringen
6,400,000	1.330		09/11/17	6,400,246
Mizuho Bank Ltd.
21,925,000	2.154		10/12/17	21,948,971
25,000,000	1.954		10/16/17	25,023,362
National Bank of Canada
22,500,000	1.707		10/20/17	22,515,306
11,000,000	1.466		09/21/18	11,000,000
National Bank of Kuwait SAKP
11,000,000	1.530		12/22/17	11,001,735
15,000,000	1.700		01/12/18	15,010,387
Natixis NY
26,500,000	1.480		12/21/17	26,514,072
Norinchukin Bank NY
21,950,000	1.370		09/11/17	21,951,370
3,600,000	2.019		10/10/17	3,603,223
25,000,000	1.720		03/22/18	25,038,320
Royal Bank of Canada
16,000,000	1.428		07/16/18	15,999,499
Skandinaviska Enskilda Banken AB
30,800,000	1.531		03/20/18	30,832,451
Standard Chartered Bank
25,000,000	1.668		12/19/17	25,025,070
Sumitomo Mitsui Banking Corp.
22,000,000	1.946		09/15/17	22,006,597
Sumitomo Trust & Banking Corp.
30,000,000	1.561		09/11/17	30,003,151

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Sumitomo Trust & Banking Corp. – (continued)
7,000,000	1.534		09/25/17	7,001,358
6,000,000	1.993		09/27/17	6,003,380
2,000,000	1.521		08/06/18	1,997,473
The Bank of Tokyo-Mitsubishi UFJ Ltd.
24,000,000	1.520		10/31/17	24,010,935
21,950,000	1.720		03/07/18	21,981,628
Toronto-Dominion Bank
17,600,000	1.464		10/27/17	17,606,335
26,400,000	1.569		03/13/18	26,432,648
5,000,000	1.600		08/22/18	5,001,234
UBS AG Stamford
6,000,000	1.731		11/06/17	6,005,312
21,950,000	1.631		03/07/18	21,974,493
Wells Fargo Bank NA
29,500,000	1.446		04/03/18	29,515,673

				967,276,063

Commercial Paper – 24.6%
ABN AMRO Funding USA LLC
8,000,000	0.000	(j)	12/15/17	7,968,883
12,200,000	0.000	(j)	01/05/18	12,141,811
18,000,000	0.000	(j)	02/22/18	17,874,700
4,000,000	1.000		04/23/18	3,960,964
Alpine Securitization Ltd.
10,600,000	1.456		11/17/17	10,604,444
18,000,000	1.532		12/04/17	18,011,307
Atlantic Asset Securitization Corp.
24,000,000	1.567		12/15/17	24,014,160
Australia & New Zealand Banking Group Ltd.
14,400,000	1.369		09/12/17	14,400,961
22,000,000	1.410		08/23/18	21,989,164
Bank of China Ltd. (j)
10,000,000	0.000		09/19/17	9,992,379
Bank of Nova Scotia(j)
6,900,000	0.000		07/06/18	6,812,051
Bedford Row Funding Corp.
10,000,000	1.358		01/17/18	9,999,672
11,000,000	1.381		02/20/18	11,000,500
8,750,000	1.591		03/05/18	8,759,888
24,000,000	1.440		03/16/18	24,016,862
Cafco LLC(j)
11,000,000	0.000		02/02/18	10,934,784
Caisse d’Amortissement de la Dette Sociale(j)
4,900,000	0.000		10/02/17	4,894,882
Canadian Imperial Bank of Commerce
21,950,000	1.556		03/07/18	21,950,568
22,000,000	1.556		03/16/18	22,022,695
CBS Corp.(j)
8,000,000	0.000		09/12/17	7,996,109
12,000,000	0.000		09/28/17	11,986,121
Chariot Funding LLC(j)
17,250,000	0.000		01/02/18	17,166,995
China Construction Banking Corp.(j)
10,000,000	0.000		09/18/17	9,992,680

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
Collateralized Commercial Paper Co. Ltd.
$35,200,000	1.494%		09/08/17	$35,202,629
5,000,000	1.428		12/12/17	5,002,880
Commonwealth Bank of Australia
25,500,000	1.546		03/16/18	25,531,183
Corpoerative Centrale(j)
33,310,000	0.000		11/01/17	33,239,840
CRC Funding LLC(j)
22,000,000	0.000		12/06/17	21,920,746
Danske Corp.(j)
20,000,000	0.000		02/20/18	19,843,531
Dominion Energy, Inc.
11,000,000	0.010		10/12/17	10,980,206
Dominion Resources, Inc.(j)
7,000,000	0.000		09/19/17	6,994,551
Eastman Chemical Co.(j)
15,000,000	0.000		09/06/17	14,996,410
Ei Dupont(j)
2,000,000	0.000		10/12/17	1,996,607
Erste Abwicklungsanstalt(j)
20,000,000	0.000		10/19/17	19,967,170
Erste Bank der oesterreichischen Sparkassen AG
45,000,000	1.453		10/27/17	45,015,693
Fairway Finance Corp.
20,250,000	1.328		12/20/17	20,251,264
Ford Motor Credit Co. LLC(j)
5,800,000	0.000		01/19/18	5,761,950
5,000,000	0.000		05/02/18	4,937,916
11,700,000	0.000		05/11/18	11,548,295
3,650,000	0.000		07/10/18	3,588,657
HSBC Bank PLC
23,900,000	1.506		04/18/18	23,924,216
ING Funding LLC
18,000,000	1.325		01/26/18	18,017,113
23,000,000	1.448		05/11/18	22,992,363
J.P. Morgan Securities, Inc.
7,500,000	1.478		09/20/17	7,501,254
Jupiter Securitization Co. LLC(j)
20,000,000	0.000		01/03/18	19,902,917
Liberty Funding LLC(j)
8,850,000	0.000		10/18/17	8,834,920
LMA SA LMA Americas
12,000,000	0.000	(j)	12/21/17	11,948,592
9,250,000	0.010		01/05/18	9,201,437
5,000,000	0.000	(j)	01/24/18	4,970,942
Macquarie Bank Ltd.
26,400,000	1.576		12/11/17	26,420,767
10,000,000	1.577		12/15/17	10,007,471
9,000,000	1.436		02/15/18	9,003,731
19,500,000	1.526		06/29/18	19,516,066
Matchpoint Finance PLC
25,000,000	1.000		11/20/17	24,920,969
20,000,000	0.000	(j)	11/21/17	19,935,903
7,000,000	0.000	(j)	12/12/17	6,971,120
MetLife, Inc.(j)
4,000,000	0.000		03/27/18	3,965,819

Short-term Investments – (continued)
Commercial Paper – (continued)
Mondelez International, Inc.(j)
11,650,000	0.000		09/08/17	11,646,262
4,150,000	0.000		09/27/17	4,145,375
National Australia Bank Ltd.
21,250,000	1.564		03/08/18	21,273,979
National Bank of Canada
22,000,000	1.548		03/20/18	22,023,789
Nieuw Amsterdam Receivables Corp.(j)
3,000,000	0.000		11/10/17	2,992,143
Nordea Bank AB(j)
10,000,000	0.000		10/24/17	9,982,407
Old Line Funding LLC
2,000,000	0.000	(j)	10/16/17	1,996,739
11,000,000	1.369		11/08/17	11,000,117
23,000,000	0.000	(j)	11/17/17	22,934,220
Omnicom Capital, Inc.(j)
9,500,000	0.000		09/25/17	9,490,216
Oversea-Chinese Banking Corp. Ltd.
22,000,000	1.426		09/11/17	22,001,762
21,125,000	1.426		09/25/17	21,128,771
Private Export Funding Corp.
2,000,000	1.611		02/01/18	2,002,303
43,700,000	1.495		03/28/18	43,718,627
Schlumberger Holdings Corp.(j)
9,600,000	0.000		10/19/17	9,580,753
11,500,000	0.000		10/27/17	11,473,088
Societe Generale SA
22,375,000	1.597		03/19/18	22,405,995
Svenska Handelsbanken AB(j)
22,000,000	0.000		10/25/17	21,959,398
Toronto Dominion Bank(j)
5,000,000	0.000		11/03/17	4,988,764
UBS AG London
20,000,000	1.526		06/15/18	20,007,064
Victory Receivables Corp.(j)
22,000,000	0.000		11/13/17	21,940,623
VW Cr, Inc.(j)
5,234,000	0.000		09/05/17	5,232,959
13,000,000	0.000		09/21/17	12,988,792
Westpac Banking Corp.
32,500,000	1.552		03/02/18	32,533,018
20,000,000	1.549		03/12/18	20,021,190
9,000,000	1.378		07/13/18	8,997,609
11,500,000	1.408		08/13/18	11,500,058
14,803,000	1.424		08/20/18	14,804,562
Westpac Securities NZ Ltd.
9,150,000	1.320		05/10/18	9,154,787
11,000,000	1.434		07/30/18	11,000,416

				1,288,233,494

TOTAL SHORT-TERM INVESTMENTS (Cost $2,254,577,485)				$2,255,509,557

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT (Cost $4,964,711,392)				$5,004,120,117

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2017

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(h) – 3.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
155,454,690	0.927%	$155,454,690
(Cost $155,454,690)

TOTAL INVESTMENTS – 98.4% (Cost $5,120,166,082)		$5,159,574,807

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		83,353,260

NET ASSETS – 100.0%		$5,242,928,067

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $96,100,753, which represents approximately 1.8% of net assets as of August 31, 2017.
(c)	Security is currently in default and/or non-income producing.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on August 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $9,194,303, which represents approximately 0.2% of net assets as of August 31, 2017. See additional details below:

Restricted Security	Acquisition Date	Cost
Berry Petroleum Corp.	03/01/17	$8,718,737
Blue Ridge Mountain Resources, Inc.	05/06/16-03/14/17	$1,998,250

(g)	All or a portion of security is on loan.
(h)	Represents affiliated funds/issuers.
(i)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2017.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CNH	2,361,748,000	USD	347,573,565	$356,737,099	11/14/17	$9,163,535
	CNH	2,521,290,000	USD	373,894,310	378,695,700	02/14/18	4,801,391
	CNH	1,156,710,000	USD	172,288,649	172,747,301	05/16/18	458,653
	JPY	2,556,000,000	USD	23,108,490	23,271,666	09/20/17	163,176
	USD	37,915,093	GBP	29,065,000	37,610,009	09/20/17	305,084
	USD	694,793,831	JPY	76,230,000,000	694,052,848	09/20/17	740,983
TOTAL							$15,632,822

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	GBP	411,265,000	USD	533,891,885	$532,175,480	09/20/17	$(1,716,405)
	USD	335,570,584	CNH	2,361,748,000	356,737,100	11/14/17	(21,166,515)
	USD	357,925,419	CNH	2,521,290,000	378,695,701	02/14/18	(20,770,283)
	USD	162,573,436	CNH	1,156,710,000	172,747,302	05/16/18	(10,173,865)
	USD	170,493,912	EUR	147,170,000	175,386,165	09/20/17	(4,892,254)
TOTAL							$(58,719,322)

FUTURES CONTRACTS — At August 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Stoxx 50 Index	11,566	12/21/18	$168,942,594	$6,106,345
IBEX 35 Index	1,421	09/15/17	174,288,682	(3,336,572)
Natural Gas	5,905	09/27/17	179,512,000	(3,973,810)
2 Year U.S. Treasury Notes	731	09/29/17	158,124,438	67,733
5 Year U.S. Treasury Notes	461	09/29/17	54,628,500	143,792
10 Year U.S. Treasury Notes	889	09/19/17	112,889,109	502,342
Total				$(490,170)
Short position contracts:
5 Year German Euro-Bobl	2,136	09/07/17	(338,548,745)	$(479,182)
Total Futures Contracts				$(969,352)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received by the Portfolio(%)	Credit Spread at August 31, 2017(a)	Termination Date	Notional Amount	Value ($)	Unrealized Appreciation/ (Depreciation)*
Protection Sold:

CDX North America High Yield Index 28	5.000%	3.264%	06/20/22	USD 123,930,000	$10,253,920	$2,084,255

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a portfolio or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2017, the Portfolio had the following purchased and written options:

OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
EQO SPX Index	Morgan Stanley & Co. International PLC	2,452.24 USD	11/17/17	USD	267,728	267,728	11,205,324	14,758,319	$(3,552,995)
Written option contracts:
Puts
EQO XLE Index	JPMorgan Securities, Inc.	64.51 USD	02/23/18	USD	(2,550,482)	(2,550,482)	(10,812,276)	(8,683,116)	$(2,129,160)
EQO SPX Index	Morgan Stanley & Co. International PLC	2,305.10 USD	11/17/17	USD	(267,728)	(267,728)	(4,219,594)	(6,157,744)	1,938,150
EQQ XLE Index	Morgan Stanley & Co. International PLC	62.94 USD	03/16/18	USD	(2,479,555)	(2,479,555)	(9,403,913)	(8,878,046)	(525,867)
Total written option contracts					(5,297,765)		(24,435,783)	(23,718,906)	$(716,877)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Assets and Liabilities(a)

August 31, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $2,896,038,526)(b)	$2,938,844,216
Investments of affiliated issuers, at value (cost $2,068,672,866)	2,065,275,901
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	155,454,690
Purchased Options, at value (cost $14,758,319)	11,205,324
Cash	90,983,097
Foreign currencies, at value (cost $2,490,379)	2,511,204
Unrealized gain on forward foreign currency exchange contracts	15,632,822
Variation margin on certain derivative contracts	6,189,576
Receivables:
Collateral on certain derivative contracts(c)	170,701,915
Portfolio shares sold	31,986,775
Dividends and interest	12,403,287
Due from broker	1,050,000
Securities lending income	124,272
Foreign tax reclaims	90,844
Investments sold	9,995
Other assets	105,578
Total assets	5,502,569,496

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	58,719,322
Written option contracts, at value (premium received $23,718,906)	24,435,783
Payables:
Payable upon return of securities loaned	155,454,690
Portfolio shares redeemed	14,648,731
Management fees	2,737,027
Investments purchased	2,652,999
Collateral on certain derivative contracts(d)	470,000
Transfer Agency fees	178,695
Accrued expenses	344,182
Total liabilities	259,641,429

Net Assets:
Paid-in capital	5,442,119,866
Undistributed net investment income	33,867,197
Accumulated net realized loss	(226,254,706)
Net unrealized gain	(6,804,290)
NET ASSETS	$5,242,928,067
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	538,999,551
Net asset value, offering and redemption price per share:	9.73

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity-TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $150,470,520.
(c)	Includes amounts segregated for initial margin requirements and/or collateral on futures contracts, forward foreign currency exchange contracts and swaps of $42,391,899, $68,670,000 and $59,640,016, respectively.
(d)	Includes amounts segregated for initial margin requirements and/or collateral on swaps of $470,000.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Operations(a)

	For the Period November 1, 2016 – August 31, 2017(b)	For the Fiscal Year Ended October 31, 2016
Investment income:
Dividends — unaffiliated issuers	$9,398,573	$2,840,825
Interest	39,131,253	44,270,338
Dividends — affiliated issuers	28,887,051	39,403,195
Securities lending income — affiliated issuer	688,940	—
Total investment income	78,105,817	86,514,358

Expenses:
Management fees	31,553,340	35,129,354
Transfer Agency fees	1,795,097	1,986,151
Custody, accounting and administrative services	307,174	423,494
Registration fees	58,648	309,359
Professional fees	133,250	215,789
Printing and mailing costs	52,708	49,562
Trustee fees	20,462	36,665
Other	120,983	186,893
Total expenses	34,041,662	38,337,267
Less — expense reductions	(5,846,705)	(9,164,155)
Net expenses	28,194,957	29,173,112
NET INVESTMENT INCOME	49,910,860	57,341,246

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	39,955,215	(138,837,272)
Investment — affiliated issuers	(2,714,329)	(38,357,451)
Purchased options	(31,348,656)	(23,786,773)
Futures contracts	67,082,296	(40,582,064)
Written options	12,555,321	(58,107,460)
Swap contracts	1,280,200	8,469,553
Forward foreign currency exchange contracts	13,881,818	8,240,885
Foreign currency transactions	57,632	(440,083)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(30,638,148)	164,812,056
Investments — affiliated issuers	3,849,387	24,854,770
Purchased options	(4,907,947)	5,241,570
Futures contracts	(20,198,885)	14,606,190
Written options	(5,494,403)	(7,874,468)
Swap contracts	2,084,255	2,063,578
Forward foreign currency exchange contracts	(53,507,243)	2,869,498
Foreign currency translation	26,463	147,021
Net realized and unrealized gain (loss)	(8,037,024)	(76,680,450)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,873,836	$(19,339,204)

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity-TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	The Portfolio changed its fiscal year end from October 31 to August 31.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Period November 1, 2016 – August 31, 2017(b)	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$49,910,860	$57,341,246	$56,995,143
Net realized gain (loss)	100,749,497	(283,400,665)	170,768,120
Net change in unrealized gain (loss)	(108,786,521)	206,720,215	(108,783,001)
Net increase (decrease) in net assets resulting from operations	41,873,836	(19,339,204)	118,980,262

Distributions to shareholders:
From net investment income	(94,407,307)	(216,014,287)	(21,152,095)

From share transactions:
Proceeds from sales of shares	1,091,408,140	1,527,879,564	3,261,513,640
Reinvestment of distributions	94,407,307	216,014,287	21,045,722
Cost of shares redeemed	(1,105,199,452)	(958,354,546)	(238,278,749)
Net increase in net assets resulting from share transactions	80,615,995	785,539,305	3,044,280,613
TOTAL INCREASE	28,082,524	550,185,814	3,142,108,780

Net assets:
Beginning of period	5,214,845,543	4,664,659,729	1,522,550,949
End of period	$5,242,928,067	$5,214,845,543	$4,664,659,729
Undistributed net investment income	$33,867,197	$74,789,723	$200,441,707

(a)	Statement of Changes in Net Assets for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity-TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	The Portfolio changed its fiscal year end from October 31 to August 31.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - Institutional	$9.83	$0.09	$(0.01)	$0.08	$(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - Institutional	10.40	0.11	(0.22)	(0.11)	(0.46)
2015 - Institutional	9.87	0.18	0.46	0.64	(0.11)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - Institutional	10.00	0.04	(0.17)	(0.13)	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Annualized.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Net asset value, end of period	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.73	0.82%	$5,242,928	0.62	%(e)	0.75	%(e)	1.10	%(e)	28%

9.83	(0.96)	5,214,846	0.59		0.77		1.15		48
10.40	6.57	4,664,660	0.52		0.79		1.77		81

9.87	(1.30)	1,522,551	0.63	(e)	0.86	(e)	1.63	(e)	45

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is a non-diversified fund and currently offers one class of shares — Institutional Shares. The Portfolio commenced operations on July 31, 2014. Effective August 25, 2017, the Portfolio changed its fiscal year end from October 31 to August 31. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity-TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of August 31, 2017, the Portfolio’s net assets were $5,242,928,067, of which, $356,506,213, or 6.8%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolio may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Portfolio records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Conslidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

22

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

23

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Participations. Conversely, assignments result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedule of Investments.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are

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Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted referenced obligation in a physically settled trade. The Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the referenced obligation in a cash settled trade.

As a seller of protection, the Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Portfolio sells protection through a credit default swap, the Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Portfolio, as a seller of credit protection, may be required to take possession of the defaulted referenced obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the referenced obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same referenced security or obligation where the Portfolio bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$333,392,506	$—
Bank Loans	—	—	2,083,857
Common Stock and/or Other Equity Investments(a)
North America	—	23,518,139	—
Exchange Traded Funds	324,340,157	—	—
Investment Companies	2,065,275,901	—	—
Short-term Investments	—	2,255,509,557	—
Securities Lending Reinvestment Vehicle	155,454,690	—	—
Total	$2,545,070,748	$2,612,420,202	$2,083,857

Derivative Type
Assets
Options Purchased	$—	$11,205,324	$—
Forward Foreign Currency Exchange Contracts(b)	—	15,632,822	—
Futures Contracts(b)	6,820,212	—	—
Credit Default Swap Contracts(b)	—	2,084,255	—
Total	$6,820,212	$28,922,401	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(58,719,322)	$—
Futures Contracts(b)	(7,789,564)	—	—
Written Options Contracts	—	(24,435,784)	—
Total	$(7,789,564)	$(83,155,106)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Portfolio utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of August 31, 2017. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks

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Notes to Financial Statements (continued)

August 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$713,867	(a)	Variation margin on certain derivative contracts	$(479,182)	(a)
Credit	Receivable for unrealized gain on swap contracts	2,084,255	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	15,632,822		Payable for unrealized loss on forward foreign currency exchange contracts	(58,719,322)
Commodity	—	—		Variation margin on certain derivative contracts	(3,973,810)	(a)
Equity	Variation margin on certain derivative contracts; Purchased Options, at value	17,311,669	(a)	Variation margin on certain derivative contracts; Written options, at value	(27,772,356)	(a)
Total		$35,742,613			$(90,944,670)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the period ended August 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts	$1,804,254	$(1,162,503)	6,004
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	646,642	2,084,255	1
Commodity	Net change in unrealized gain (loss) on futures contracts	—	(3,973,810)	3,321
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	13,881,818	(53,507,243)	17
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	47,118,267	(25,464,922)	10,760
Total		$63,450,981	$(82,024,223)	20,103

(a)	Average number of contracts is based on the average of month end balances for the period August 31, 2017.

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4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2017:

	Derivative Assets(a)			Derivative Liabilities(a)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(a)	Net Amount(b)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
JPMorgan Securities, Inc.	$—	$—	$—	$—	$(10,812,276)	$(10,812,276)	$(10,812,276)	$10,812,276	$—
Morgan Stanley & Co. International PLC	11,205,324	15,632,822	26,838,146	(58,719,322)	(13,623,508)	(72,342,830)	(45,504,684)	45,504,684	—
Total	$11,205,324	$15,632,822	$26,838,146	$(58,719,322)	$(24,435,784)	$(83,155,106)	$(56,316,960)	$56,316,960	$—

(a)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(b)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

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August 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the period ended August 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate
0.75%	0.68%	0.64%	0.62%	0.70%	0.62%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests through at least February 28, 2018. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), the Goldman Sachs High Yield Fund, the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs Local Emerging Markets Debt Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the period ended August 31, 2017, GSAM waived $5,846,624 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended August 31, 2017, GSAM waived $1,261,525 of the Portfolio’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.164%. The Other Expense limitation will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the period ended August 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$5,846,624	$81	$5,846,705

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of August 31, 2017, the Portfolio participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the period ended August 31, 2017, the Portfolio did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the period ended August 31, 2017 , Goldman Sachs earned $138,505, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the period ended August 31, 2017, the purchases at cost with an affiliated fund in compliance with Rule 17a-7 for the Portfolio were $3,850,000.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the period ended August 31, 2017:

Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund	$3,756,204,294	$2,034,967,733	$(4,095,353,274)	$—	$—	$1,695,818,753	1,695,818,753	$12,690,569
Goldman Sachs High Yield Floating Rate Fund	329,739,084	71,843,444	(31,507,253)	(616,756)	(913,093)	368,545,426	38,033,584	12,164,009
Goldman Sachs High Yield Fund	171,842,238	3,896,854	(178,812,843)	(2,097,573)	5,171,324	—	—	4,032,473
Goldman Sachs Local Emerging Markets Debt Fund	—	1,320,566	—	—	(408,844)	911,722	136,281	—
Total	$4,257,785,616	$2,112,030,597	$(4,305,673,370)	$(2,714,329)	$3,849,387	$2,065,275,901		$28,887,051

An investment by the Portfolio representing greater than 5% of the voting securities of an issuer makes that issuer an “affiliated person” (as defined by the Act) of such issuer. The following table provides information about the investment in shares of issuers of which the Portfolio is an affiliate as of and for the period ended August 31, 2017:

Affiliated Issuers	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2017
Blue Ridge Mountain Resources, Inc.* — Bank Loans	$285,364	$24,769	$—	$—	$—	$318,959
Blue Ridge Mountain Resources, Inc.* — Common Stock	2,453,108	6,571	—	—	(657,348)	1,802,331
Total	$2,738,472	$31,340	$—	$—	$(657,348)	$2,121,290

*	Security held was no longer affiliated as of August 31, 2017.

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Notes to Financial Statements (continued)

August 31, 2017

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2017, were $339,269,345 and $587,512,470, respectively.

7. SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Portfolio’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statement of Assets and Liabilities.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio’s for the period ended August 31, 2017, are reported under Investment Income on the Consolidated Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the period ended August 31, 2017.

Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income from Affiliated Securities Lending Reinvestment Vehicle
$—	$1,042,973,043	$(887,518,353)	$155,454,690	155,454,690	$688,940

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8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2017, in the amount of $94,407,307, was from ordinary income.

The tax character of distributions paid during the fiscal year ended October 31, 2016, in the amount of $216,014,287, was from ordinary income.

The tax character of distributions paid during the fiscal year ended October 31, 2015, in the amount of $21,152,095, was from ordinary income.

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$28,296,800
Capital loss carryforwards:(1)
Perpetual Short-Term	$(195,779,673)
Perpetual Long-Term	(60,213,884)
Total capital loss carryforwards	$(255,993,557)
Unrealized gains (losses) — net	28,504,958
Total accumulated earnings (losses) net	$(199,191,799)

(1)	The Portfolio utilized $44,372,987 of capital losses in the current fiscal year.

As of August 31, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$5,083,618,821
Gross unrealized gain	44,548,913
Gross unrealized loss	(16,043,955)
Net unrealized gains on investments	$28,504,958

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of swap transactions, underlying fund investments and consent fees.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from differences in the tax treatment of swap transactions, foreign currency transactions, underlying fund investments, consent fees, and eliminating entries to cayman subsidiary.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(2,834,260)	$(739,661)	$3,573,921

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

August 31, 2017

9. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Portfolio, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

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9. OTHER RISKS (continued)

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a

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Notes to Financial Statements (continued)

August 31, 2017

9. OTHER RISKS (continued)

subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for Portfolio shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended August 31, 2017(a)		For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	111,043,563	$1,091,408,140	159,963,476	$1,527,879,564	315,239,101	$3,261,513,640
Reinvestment of distributions	9,613,779	94,407,307	22,361,727	216,014,287	2,125,831	21,045,722
Shares redeemed	(112,301,237)	(1,105,199,452)	(100,184,535)	(958,354,546)	(23,128,874)	(238,278,749)
NET INCREASE	8,356,105	$80,615,995	82,140,668	$785,539,305	294,236,058	$3,044,280,613

(a)	The Portfolio changed its fiscal year end from October 31 to August 31.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Tactical Tilt Overlay Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”), a portfolio of the Goldman Sachs Trust, as of August 31, 2017, and the results of its operations for the periods November 1, 2016 to August 31, 2017 and November 1, 2015 to October 31, 2016, the changes in its net assets for the periods November 1, 2016 to August 31, 2017, November 1, 2015 to October 31, 2016, and November 1, 2014 to October 31, 2015 and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

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Portfolio Expenses — Six Month Period Ended August 31, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs

Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Institutional Shares
Actual	$1,000.00	$991.80		$3.26
Hypothetical 5% return	1,000.00	1,021.93	+	3.31

*	Expenses are calculated using the Portfolio’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.65%.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules for the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and the Underlying Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of each Underlying Fund to its peers using rankings and ratings compiled by the Outside

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2017. The information on each Underlying Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Underlying Fund had been in existence for those periods. The Trustees also reviewed the Portfolio’s and each Underlying Fund’s investment performance relative to its performance benchmark. They observed that the Portfolio had outperformed its LIBOR-based benchmark index by 7.60% for the one-year period ended March 31, 2017. The Trustees also noted that the Portfolio had experienced certain portfolio management changes in 2016.

As part of this review, the Trustees considered the investment performance trends of the Portfolio and the Underlying Funds over time, and reviewed the investment performance of the Portfolio and each Underlying Fund in light of its investment objective and policies and market conditions. With respect to certain Underlying Funds, the Trustees also received information comparing the Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Portfolio’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Portfolio was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Portfolio, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Portfolio and/or the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio and the Underlying Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (g) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio and/or the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolio’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2018.

43

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

44

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension system solutions)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

45

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

47

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Goldman Sachs Tactical Tilt Overlay Fund - Tax Information (Unaudited)

For the year ended August 31, 2017, 12.96% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2017, 2.71% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

48

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 107540-OTU-630803 TACTAR-17/K/1506

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2017	2016	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,705,901	$3,808,795	Financial Statement audits.

Audit-Related Fees:

• PwC	$159,263	$248,706	Other attest services.

Tax Fees:

• PwC	$1,066,799	$921,001	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,860,429	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2017 and August 31, 2016 were approximately $1,226,062 and $1,169,707 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $11.4 million and $14.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	October 31, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	October 31, 2017